UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07257

SEI Institutional Investments Trust

(Exact name of registrant as specified in charter)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Address of principal executive offices) (Zip code)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

CT Corporation

101 Federal Street

Boston, MA 02110

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-342-5734

Date of fiscal year end: May 31, 2009

Date of reporting period: May 31, 2009

Item 1.	Reports to Stockholders.

SEI Institutional Investments Trust

Annual Report as of May 31, 2009

Large Cap Fund

Large Cap Diversified Alpha Fund

Large Cap Disciplined Equity Fund

Large Cap Index Fund

Small Cap Fund

Small/Mid Cap Equity Fund

U.S. Managed Volatility Fund

International Equity Fund

World Equity Ex-US Fund

Screened World Equity Ex-US Fund

Enhanced LIBOR Opportunities Fund

Core Fixed Income Fund

High Yield Bond Fund

Long Duration Fund

Emerging Markets Debt Fund

Real Return Fund

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Trust’s Forms N-Q are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-800-DIAL-SEI; and (ii) on the Commission’s website at http://www.sec.gov.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

SEI INSTITUTIONAL INVESTMENTS TRUST — MAY 31, 2009

Large Cap Fund

Objective

The Large Cap Fund (“the Fund”) seeks to provide long-term growth of capital and income.

Strategy

The Fund employs a multi-manager structure under the general supervision of SEI Investments Management Corporation (“SIMC”) to gain exposure to U.S. large-cap equities, adding value through stock selection while managing risk in the form of capitalization, economic sectors and other factor exposures. The Fund is jointly sub-advised by nine investment managers. Assets of the Fund are strategically allocated among its sub-advisers, each of which has responsibility for asset allocation and stock selection for its respective assets under management.

Quantitative Management Associates, LLC is a quantitative manager that seeks to overweight stocks with attractive fundamental and technical characteristics. INTECH Investment Management, LLC (“INTECH”) employs a volatility capture strategy. SEI added a third core manager over the past year, Legg Mason Capital Management, Inc’s (“Legg Mason”) “Value Trust”, which focuses on contrarian, value-oriented investing that typically invests in higher-beta securities. Two of the growth managers, Montag & Caldwell, Inc. and Goldman Sachs Asset Management, L.P., seek to identify stocks with underappreciated growth characteristics and high-quality earnings growth. Delaware Management Company is a growth manager that tends to focus on companies with strong secular growth prospects. The final growth manager, Legg Mason, which was also added during the past year, utilizes a valuation-sensitive approach to growth investing that helps to identify and invest in underappreciated growth companies. The two value managers, Aronson + Johnson + Ortiz, L.P. (“AJO”) and LSV Asset Management, focus on quality companies with good management and attractive valuations. Both managers also seek a degree of momentum as a complement to their value discipline.

Changes to Portfolio

In August 2008, SEI added two Legg Mason strategies to the portfolio. The core portfolio, managed by Bill Miller, takes a contrarian, value-oriented approach and will often invest in higher-beta stocks. The team performs detailed scenario and probabilistic analysis to estimate intrinsic value. The growth portfolio, managed by Robert Hagstrom, takes a value-oriented approach to growth investing. The team tends to be fairly thematic in idea generation. The large-cap value portfolio managed by AllianceBernstein, L.P. was terminated during the first quarter of 2009 due to organizational changes at the firm.

Analysis

The U.S. equity market, as measured by the Russell 1000 Index, lost 32.95% during the fiscal year ended May 31, 2009. After a five-year bull run that ended in the beginning of 2008, U.S. large-cap stocks turned decisively lower as the deterioration in credit markets led to a full-blown liquidity crisis by the fall of 2008. The fear over potential collapse of the U.S. and world financial systems exacerbated the deterioration of economic activity, which worsened significantly after the collapse of Lehman Brothers. U.S. financial institutions were forced to write down hundreds of billions of dollars while hedge funds de-leveraged their portfolios. Fears related to the sub-prime mortgage crisis were exacerbated as U.S. real estate markets spiraled downward. In addition, energy prices were extraordinarily volatile, surging to all-time highs in the summer of 2008 before eventually collapsing and bottoming out near $35 per barrel for oil. This was a $100 drop in the price of oil in just over six months as global demand collapsed following the economic crises. Financial turmoil led to unprecedented government actions to aid the U.S. financial system, including the Troubled Asset Relief Program (“TARP”) I & II, Term Asset-Backed Securities Loan Facility (“TALF”) and a massive $800 billion stimulus package. This was in addition to the expansion of the Fed’s balance sheet. Markets reached their lows in March; they were off over 50% from October 2007 levels. From these lows, markets rebounded by close to 35% through the end of May as investors began to discount the government intervention and became hopeful of an intermediate-term economic recovery. Financials led the way in this recent rally, following subsiding investor fears about the nationalization of some major financial institutions.

For the fiscal year, growth stocks outperformed their value counterparts by more than 4.5% in the large-cap universe. Most of this differential was realized in the last five months of the fiscal year. All ten Global Industry Classification Standard (GICS) sectors posted negative performance during a difficult market period. The Financials

SEI Institutional Investments Trust / Annual Report / May 31, 2009	1

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

SEI INSTITUTIONAL INVESTMENTS TRUST — MAY 31, 2009

Large Cap Fund (Concluded)

sector was the worst-performing sector, down close to 47%, followed closely by Industrials as well as Energy and Materials due to the rapid deterioration in the U.S. and global economies. Conversely, more defensive sectors, including Consumer Staples and Healthcare, strongly outperformed the broad market, driven by a flight to quality in the first nine months of the fiscal year. The Consumer Staples sector continued to outperform Consumer Discretionary as U.S. consumers drastically increased their personal savings rates and constrained their budgets to the bare necessities. From a factor perspective, price and earnings momentum were the two worst-performing factors for the fiscal year despite having a very strong 2008. Value and small size were among the best factors as extreme multiple compression weighed heavily on high-P/E stocks and investors shifted their focus back to mid-cap stocks in 2009.

The Fund outperformed its benchmark for the fiscal year ended May 31, 2009, returning -31.73% versus its benchmark, the Russell 1000 Index return of -32.95%. Overall performance was largely driven by 2009 performance, when the Fund rebounded from the difficult period of the first seven months of the fiscal year. The second half of 2008, particularly the fourth quarter, was marked by significant forced selling and de-leveraging in equity markets. These technical factors tended to decouple stock performance from underlying fundamentals. Outperformance for the entire fiscal period can largely be attributed to positive stock selection within the Financials and Healthcare sectors. Three out of the four fundamental growth managers beat the Russell 1000 Growth Index. Goldman Sachs Asset Management, L.P. strongly outperformed due to its positive stock selection within Healthcare. Montag & Caldwell, Inc. benefited from a flight to quality, given their mega-cap exposure and large overweight to Consumer Staples and underweight to Industrials. Legg Mason lagged on the growth side, as it was a difficult market environment for the manager’s valuation-sensitive approach, which led to poor stock selection in Financials. The excess return generated by the growth managers was partially mitigated by the negative relative performance from the core managers. INTECH underperformed as high market volatility, a positive factor in their model, was not enough to offset the negative impact of high cross-correlations among stocks. Legg Mason’s value mandate also weighed on the portfolio, as the second half of 2008 was a very difficult environment for the manager’s contrarian approach. Although this has significantly reversed in 2009, particularly since the rally began in March, it has not been enough to offset earlier underperformance. The value managers had mixed results in the strategy. Prior to its termination in the first quarter of 2009, AllianceBernstein struggled due to its value style, which negatively impacted stock selection throughout the majority of the GICS sectors. However, LSV Asset Management and AJO outperformed the Russell 1000 Value index, mostly due to their strong stock selection within the Financials sectors. In particular, AJO benefited from its emphasis on management quality, while LSV Asset Management benefited from the sharp recovery of its value factors in the final three months of the fiscal year.

Large Cap Fund

AVERAGE ANNUAL TOTAL RETURN1

	One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Inception to Date
Large Cap Fund, Class A	(31.73)%	(7.82)%	(1.09)%	(1.69)%	4.28%

Comparison of Change in the Value of a $100,000 Investment in the Large Cap Fund, versus the Russell 1000 Index

[1]

For the period ended May 31, 2009. Past performance is not an indication of future performance. Class A shares were offered beginning 6/14/96. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower.

2	SEI Institutional Investments Trust / Annual Report / May 31, 2009

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

SEI INSTITUTIONAL INVESTMENTS TRUST — MAY 31, 2009

Large Cap Diversified Alpha Fund

Objective

The Large Cap Diversified Alpha Fund (“the Fund”) seeks to provide long-term capital growth by investing in the equity securities of large companies and in portfolio strategies designed to correlate to a portfolio composed of large-cap equity securities. While the Fund is expected to have an absolute return and risk profile similar to the broad U.S. large-cap equity market, returns may be derived in part from investing significant portions of the Fund in securities outside of the large-cap market.

Strategy

The Fund uses a multi-manager approach under the general supervision of SEI Investments Management Corporation (“SIMC”), allocating the assets among multiple sub-advisers that use different investment strategies to seek returns in excess of those generated from a broad U.S. large-cap benchmark. This allocation among investment strategies aims to diversify the sources from which sub-advisers seek to achieve excess returns (i.e., returns in excess of a benchmark index), thereby diversifying the relative risk of the Fund.

Some sub-advisers may engage in short sales, which may total up to 30% of the value of their Fund allocation. They may then use the proceeds from the sale to purchase long positions in additional equity securities. Some sub-advisers may also use portfolio strategies that are designed to correlate with a portfolio of large-cap equity securities but are composed of derivative instruments backed by other types of securities.

Three core managers apply quantitative modeling. Quantitative Management Associates, LLC seeks to overweight stocks with attractive fundamental and technical characteristics. Analytic Investors LLC. tends to emphasize stocks whose characteristics have been rewarded over the past 18-24 months. INTECH Investment Management, LLC (“INTECH”) employs a volatility capture strategy. SEI added a fourth core manager over the past year, Legg Mason Capital Management’s “Value Trust”, which focuses on contrarian, value-oriented investing that typically selects higher-beta securities. The value manager, Aronson + Johnson + Ortiz L.P. (“AJO”), focuses on quality companies with good management, attractive valuations, and positive momentum. Delaware Management Company (“Delaware”) is a growth manager that tends to focus on expanding areas of the market with strong secular growth prospects. Legg Mason

Capital Management, Inc’s (“Legg Mason”) growth strategy, which was also added over the past year, utilizes a valuation-sensitive approach to growth investing that helps identify and invest in underappreciated growth companies. Hyperion Brookfield Asset Management and Declaration Management & Research co-manage the Libor Plus Pool L.P., which seeks to transport alpha generated in the U.S. fixed-income securitized sector market to the equity market.

Changes to Portfolio

In August 2008, SEI added two Legg Mason strategies to the portfolio. The core portfolio, managed by Bill Miller, takes a contrarian, value-oriented approach and will often invest in higher beta stocks. The team performs detailed scenario and probabilistic analysis to estimate intrinsic value. The growth portfolio, managed by Robert Hagstrom, takes a value-oriented approach to growth investing. The team tends to be fairly thematic in idea generation. In December 2008, SEI terminated Smith Breeden Associates, Inc. from the Libor Plus Pool L.P. due to a loss of conviction in their investment process and ability to efficiently evaluate the securitized sector market. Declaration Management and Research took over the management of their assets within the pool. In October 2008, due to unprecedented de-leveraging and the subsequent impact to the costs of short-selling, the Fund turned off this capability. As of fiscal year-end, SEI is evaluating third-party brokers as well as the current market environment in order to prudently re-engage this strategy at an opportune time.

Analysis

The U.S. equity market, as measured by the Russell 1000 Index, lost 32.95% during the fiscal year ended May 31, 2009. After a five-year bull run that ended in the beginning of 2008, U.S. large-cap stocks turned decisively lower as the deterioration in credit markets led to a full-blown liquidity crisis by the fall of 2008. Fears over a potential collapse of the U.S. and world financial systems exacerbated the deterioration of economic activity, which worsened after the collapse of Lehman Brothers. U.S. financial institutions were forced to write down hundreds of billions of dollars while hedge funds de-leveraged their portfolios. Fears related to the sub-prime mortgage crisis were exacerbated as U.S. real estate markets spiraled downward. In addition, energy prices surged to all-time highs in the summer of 2008 before eventually collapsing and bottoming out near $35 per barrel. This was a $100-per-barrel price drop in just over six months

SEI Institutional Investments Trust / Annual Report / May 31, 2009	3

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

SEI INSTITUTIONAL INVESTMENTS TRUST — MAY 31, 2009

Large Cap Diversified Alpha Fund (Concluded)

as global demand collapsed following the economic crises. Financial turmoil led to unprecedented government actions to aid the U.S. financial system, including the Troubled Asset Relief Program (“TARP”) I & II, Term Asset-Backed Securities Loan Facility (“TALF”) and a massive $800 billion stimulus package. This was in addition to the expansion of the Fed’s balance sheet. Markets reached their lows in March; they were off over 50% from October 2007 levels. From these lows, markets rebounded by close to 35% through the end of May as investors began to discount the government intervention and became hopeful of an intermediate-term economic recovery. Financials led the way in this recent rally, following subsiding investor fears about the nationalization of some major financial institutions.

For the fiscal year, growth stocks outperformed their value counterparts by more than 4.5% in the large-cap universe. Most of this differential was realized in the last five months of the fiscal year. All ten Global Industry Classification Standard (“GICS”) sectors posted negative performance during a difficult market period. The Financials sector was the worst-performing sector, down close to 47%, followed by Industrials as well as Energy and Materials, due to the rapid deterioration in the U.S. and global economies. Conversely, the more defensive sectors, including Consumer Staples and Healthcare, strongly outperformed the broad market, driven by a flight to quality in the first nine months of the fiscal year. The Consumer Staples sector continued to outperform Consumer Discretionary as U.S. consumers drastically increased their personal savings rates and constrained their budgets to the bare necessities. From a factor perspective, price and earnings momentum were the two worst-performing factors for the fiscal year despite having a very strong 2008. Value and small size were among the best-performing factors as extreme multiple compression weighed heavily on high-P/E stocks and investors shifted their focus back to mid-cap stocks in 2009.

The Fund underperformed its benchmark for the fiscal year ended May 31, 2009, returning -37.33% versus the Russell 1000 Index return of -32.95%. The Fund was primarily impacted by poor stock selection in the Consumer Discretionary and Information Technology sectors as well as its underweight to Consumer Staples during the flight-to-quality rally in the fall of 2008. The largest detractor within the Fund was the enhanced-cash alpha pool, which underperformed the large-cap market. Spreads widened to historical levels, with mortgage-backed and asset-backed securities coming under severe pressure due to the seizure of credit markets. Analytic Investors, LLC’s dynamic factor positioning, which emphasizes stock characteristics that have recently been in favor, struggled as investors’ preferences shifted rapidly amid high market volatility. INTECH underperformed despite benefiting from increased relative volatility in the market as stock selection weighed on performance. Quantitative Management Associates, LLC also detracted from Fund performance due to its emphasis on forward-based value and earnings momentum factors. Finally, the two Legg Mason mandates negatively impacted the Fund with underperformance occurring in the second half of 2008. Since the beginning of 2009, especially since the rally began in March, both strategies have added significant value, although it was not enough to offset earlier underperformance. On the positive side, the strategy had positive contributions from AJO and Delaware. AJO’s focus on management and balance sheet quality led to superior security selection, particularly within the Financials sector. Delaware benefited from strong stock selection within the Information Technology sector, particularly within IT services.

Large Cap Diversified Alpha Fund

AVERAGE ANNUAL TOTAL RETURN1

	One Year Return	Annualized 3 Year Return	Annualized Inception to Date
Large Cap Diversified Alpha Fund, Class A	(37.33)%	(11.17)%	(10.49)%

Comparison of Change in the Value of a $100,000 Investment in the Large Cap Diversified Alpha Fund, versus the Russell 1000 Index

[1]

For the period ended May 31, 2009. Past performance is no indication of future performance. Class A shares were offered beginning 2/28/06. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower.

4	SEI Institutional Investments Trust / Annual Report / May 31, 2009

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

SEI INSTITUTIONAL INVESTMENTS TRUST — MAY 31, 2009

Large Cap Disciplined Equity Fund

Objective

The Large Cap Disciplined Equity Fund (the “Fund”) seeks to provide long-term growth of capital by investing in the equity securities of large companies and in portfolio strategies designed to correlate to a portfolio composed of large-cap equity securities. While the Fund is expected to have an absolute return and risk profile similar to the broad U.S. large-cap equity market, returns may be derived in part from investing significant portions of the Fund in securities outside of the large-cap market.

Strategy

The Fund seeks to exceed the total return of the S&P 500 Index with a similar level of volatility by investing primarily in a portfolio of common stocks included in the S&P 500 Index, as well as other equity securities and derivative instruments whose value is derived from the performance of the S&P 500 Index. The Fund also employs overlay strategies for return enhancement and alpha source diversification. The Fund uses a multi-manager approach, using sub-advisers that offer different investment philosophies to manage portions of the Fund’s portfolio. All of the sub-advisers employ rigorous risk-control processes in order to manage relative risk against the benchmark.

Three managers apply pure quantitative modeling. Quantitative Management Associates, LLC seeks to overweight stocks with attractive fundamental and technical characteristics. Analytic Investors, Inc. tends to emphasize stocks whose characteristics have been rewarded over the past 18-24 months. INTECH investment Management, LLC (“INTECH”) employs a volatility capture strategy which seeks to generate alpha by capitalizing on market inefficiencies associated with the natural volatility of stock prices. Hyperion Brookfield Asset Management and Declaration Management & Research co-manage the Libor Plus Pool L.P., which seeks to transport alpha generated in the U.S. fixed-income securitized sector market to the equity market. In the last quarter of the fiscal year, SEI added Massachusetts Financial Services Company (“MFS”), a blended research portfolio that utilizes fundamental inputs within its risk-controlled quantitative model.

Changes to Portfolio

Over the period, SEI added MFS’s blended research portfolio. This portfolio utilizes fundamental inputs within its risk-controlled quantitative model to help diversify the Fund’s alpha sources. SEI terminated AlphaSimplex’s Global Tactical Asset-Allocation (“GTAA”) overlay portfolio in order to more effectively allocate Fund assets across SEI’s sub-advisers. Finally, SEI terminated Smith Breeden Associates, Inc. from the Libor Plus Pool L.P. due to a loss of conviction in its investment process and its ability to efficiently evaluate the securitized sector market. Declaration Management & Research took over the management of Smith Breeden’s assets within the pool. In October 2008, due to unprecedented deleveraging and the subsequent impact to the costs of short-selling, the Fund turned off this capability. As of fiscal year-end, SEI is evaluating third-party brokers as well as the current market environment in order to prudently re-engage this strategy at an opportune time.

Analysis

The U.S. equity market, as measured by the S&P 500 Index, fell 32.57% during the fiscal year ended May 31, 2009. After a five-year bull run that ended in the beginning of 2008, U.S. large-cap stocks turned decisively lower as the deterioration in credit markets led to a full-blown liquidity crisis by the fall of 2008. Fears over a potential collapse of the U.S. and world financial systems exacerbated the deterioration in economic activity, which worsened significantly after the collapse of Lehman Brothers. U.S. financial institutions were forced to write down hundreds of billions of dollars while hedge funds de-leveraged their portfolios. Fears related to the sub-prime mortgage crisis were exacerbated as U.S. real estate markets spiraled downward. In addition, energy prices surged to all-time highs in the summer of 2008 before eventually collapsing and bottoming out near $35 per barrel. This was a $100-per-barrel price drop in just over six months as global demand collapsed following the economic crises. Financial turmoil led to unprecedented government actions to aid the U.S. financial system, including the Troubled Asset Relief Program (“TARP”) I & II, Term Asset-Backed Securities Loan Facility (“TALF”) and a massive $800 billion stimulus package. This was in addition to

SEI Institutional Investments Trust / Annual Report / May 31, 2009	5

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

SEI INSTITUTIONAL INVESTMENTS TRUST — MAY 31, 2009

Large Cap Disciplined Equity Fund (Concluded)

the expansion of the Fed’s balance sheet. Markets reached their lows in March; they were off over 50% from October 2007 levels. From these lows, markets rebounded by close to 35% through the end of May as investors began to discount the government intervention and became hopeful of an intermediate-term economic recovery. Financials led the way in this recent rally, following subsiding investor fears about the nationalization of some major financial institutions.

For the fiscal year, growth stocks outperformed their value counterparts by more than 4.5% in the large-cap universe. Most of this differential was realized in the last five months of the fiscal year. All ten Global Industry Classification Standard (GICS) sectors posted negative performance during a difficult market period. The Financials sector was the worst-performing sector, down close to 47%, followed by Industrials as well as Energy and Materials due to the rapid deterioration in the U.S. and global economies. Conversely, the more defensive sectors, including Consumer Staples and Healthcare, strongly outperformed the broad market, driven by a flight to quality in the first nine months of the fiscal year. The Consumer Staples sector continued to outperform Consumer Discretionary as U.S. consumers drastically increased their personal savings rates and constrained their budgets to the bare necessities. From a factor perspective, price and earnings momentum were the two worst-performing factors for the fiscal year despite having a very strong 2008. Value and small size were among the best factors as extreme multiple compression weighed heavily on high-P/E stocks and investors shifted their focus back to mid-cap stocks in 2009.

The Fund underperformed its benchmark for the fiscal year ended May 31, 2009 returning -38.18% versus the S&P 500 Index return of -32.57%. The Fund was negatively impacted by poor security selection in the Consumer Discretionary and Information Technology sectors, which was driven primarily by its value exposure. The fiscal year proved to be a difficult period for quantitative managers, given the overall factor volatility and the very large inflection point witnessed in the first quarter of 2009. The largest detractor to Fund performance within the fiscal year was the enhanced-cash alpha pool, which dramatically underperformed the U.S. equity market. Spreads widened to historical levels with mortgage-backed and asset-backed securities coming under severe pressure as credit markets seized up in the fall of 2008. Analytic Investors Inc’s dynamic factor positioning, which emphasizes stock characteristics that have recently been in favor, had a particularly difficult time given the rapid shift in investor preferences amid high market volatility. INTECH underperformed as high relative volatility, a positive factor in its model, was not enough to offset the negative impact of high cross-correlations among stocks. Most of the manager’s underperformance occurred during the market rally beginning early March 2009. Quantitative Management Associates, LLC also detracted from Fund performance due to negative stock selection within value stocks. Finally, MFS outperformed the benchmark slightly for the short period since its inception in April 2009 until the end of the fiscal year, despite the fact the manager has a high-quality bias and the period was marked by a lower-quality rally.

Large Cap Disciplined Equity Fund

AVERAGE ANNUAL TOTAL RETURN1

	One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized Inception to Date
Large Cap Disciplined Equity Fund, Class A	(38.18)%	(11.70)%	(3.66)%	(1.08)%

Comparison of Change in the Value of a $100,000 Investment in the Large Cap Disciplined Equity Fund, versus the S&P 500 Index

[1]

For the period ended May 31, 2009. Past performance is not an indication of future performance. Class A shares were offered beginning 8/28/03. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower.

6	SEI Institutional Investments Trust / Annual Report / May 31, 2009

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

SEI INSTITUTIONAL INVESTMENTS TRUST — MAY 31, 2009

Large Cap Index Fund

Objective

The Large Cap Index Fund (the “Fund”) seeks to provide investment results that correspond to the aggregate price and dividend performance of the securities in the Russell 1000 Index (the “Index”).

Strategy

The Fund attempts to match the performance of the widely-followed Russell 1000 Index by replicating its composition in full. Deviation of performance between the Fund and the Index, measured by tracking error, is typically attributable to trading costs and cash reserves held for liquidity needs. The presence of cash in the Fund may result in underperformance relative to the Index in rising markets, and out-performance in declining markets. To mitigate these effects, the Fund may use stock index futures to hedge its cash position. Futures contracts enable the Fund to maintain exposure to the market with reduced trading expenses, since the cost of the futures contracts is relatively nominal. The value of the stock index futures held by the Fund may not exceed 20% of the Fund’s assets.

Analysis

The U.S. equity market, as measured by the Russell 1000 Index, lost 32.95% during the fiscal year ended May 31st, 2009. After a five-year bull run that ended in the beginning of 2008, U.S. large-cap stocks turned decisively lower as deterioration in credit markets led to a full-blown liquidity crisis by the fall of 2008. Fears over a potential collapse of global financial systems exacerbated the deterioration in backdrop economic activity, which worsened significantly after the collapse of Lehman Brothers. The sub-prime mortgage meltdown led to the destruction of credit and an eventual collapse in U.S. housing prices. U.S. financial institutions were forced to write down hundreds of billions of dollars while hedge funds de-leveraged their portfolios. Fears related to the sub-prime mortgage crisis were exacerbated as U.S. real estate markets spiraled downward. In addition, energy prices surged to all-time highs in the summer of 2008 before eventually collapsing and bottoming out near $35 per barrel. This was a $100-per-barrel price drop in just over six months as global demand collapsed following the economic downturn. The collapse in Lehman Brothers led to unprecedented government actions through the bailout of the U.S. financial system, including the Troubled Asset Relief Program (“TARP”) I & II, Term Asset-Backed Securities Loan Facility (“TALF”) and a massive $800 billion stimulus package. Trillions of dollars were injected into the financial system via capital injections into banks and the Fed expanded its balance sheet. Markets reached their lows during March, when they were off over 50% from October 2007 levels. Government actions and hopes for a recovery emerged in late March; markets reversed course and returned almost 35% through May 31. Financials have led the way in the recent rally following investors’ subsiding fears about nationalization; however, there are still many potential dangers to the U.S. financial system as credit card and commercial real estate losses continue to mount.

The Fund performed in line with the index during the period, returning -32.99% compared to the Russell 1000 Index return of -32.95%. For the fiscal year, growth stocks outperformed their value counterparts by more than 4.5% in the large cap universe. Most of this differential was realized in the last five months of the fiscal year. The market environment was extremely volatile as price and earnings momentum were the two best-performing factors heading into 2009, but became the worst-performing factors for the trailing twelve months at the end of the fiscal year. Value and small size were the best-performing factors, as extreme multiple compression weighed heavily on high P/E stocks and investors shifted their focus back to mid caps in 2009. All ten Global Industry Classification Standard (“GICS”) sectors posted negative performance during a difficult market period. The Fund’s performance was primarily impacted by the Financials sector, which was the worst sector with a decline close to 47%, followed closely by Industrials as well as Energy and Materials due to the rapid deterioration in the U.S. and global economies. Conversely, the Fund’s allocations, which mirror its index, in more defensive sectors including Consumer Staples and Healthcare stocks helped to mitigate the downside by benefiting from a flight to quality in the first nine months of the fiscal year. The Consumer Staples sector continued to outperform Consumer Discretionary as U.S. consumers drastically increased their personal savings rate and constrained their budgets to the bare necessities.

SEI Institutional Investments Trust / Annual Report / May 31, 2009	7

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

SEI INSTITUTIONAL INVESTMENTS TRUST — MAY 31, 2009

Large Cap Index Fund (Concluded)

Large Cap Index Fund

AVERAGE ANNUAL TOTAL RETURN1

	One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized Inception to Date
Large Cap Index Fund, Class A	(32.99)%	(8.27)%	(1.60)%	(0.82)%

Comparison of Change in the Value of a $100,000 Investment in the Large Cap Index Fund, versus the Russell 1000 Index

[1]

For the period ended May 31, 2009. Past performance is not an indication of future performance. Class A shares were offered beginning 4/1/02. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower.

8	SEI Institutional Investments Trust / Annual Report / May 31, 2009

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

SEI INSTITUTIONAL INVESTMENTS TRUST — MAY 31, 2009

Small Cap Fund

Objective

The Small Cap Fund (“the Fund”) seeks to provide long-term capital appreciation by investing in equity securities of smaller U.S. companies.

Strategy

With respect to this Fund, SEI Investments Management Corp. (“SIMC”) employs a multi-manager structure to gain exposure to U.S. small-cap stocks, adding value through stock selection while managing risk in the form of capitalization, economic sectors and other factor exposures. The Fund is jointly sub-advised by a variety of investment managers. Assets of the Fund are strategically allocated among its sub-advisers, each of which has a responsibility for stock selection for a portion of the Fund’s assets. The Fund is structured to outperform over a full market cycle with exposure to a diverse array of managers. Three core managers apply a quantitative approach in their respective portfolios. Five of the Fund’s managers are specifically geared towards the growth segment of the market, with specific exposure to earnings momentum, quality growth and anticipatory growth. The Fund has seven value-oriented managers with exposure to deep-value and relative-value segments of the market that look to exploit market dislocations and technical mispricing through intrinsic valuation models. The Fund also has a dedicated micro-cap manager which provides a specialist within that market segment, giving the Fund a diversifying alpha source through exposure to the smallest market caps. Finally, the Fund has a dedicated REIT manager who provides exposure to public REITs.

Changes to Portfolio

In July 2008, Oppenheimer Capital, LLC’s opportunistic small-cap growth portfolio was added to the Fund. Oppenheimer, LLC’s process seeks to buy the stocks of three types of companies: 1) high-growth companies with substantial cash flow that is being invested back into the business; 2) sustainable-growth companies with a solid business model that has been unfairly affected by market conditions and yields an attractive relative valuation; and 3) sound companies experiencing a market overreaction to negative company-specific news. In February 2009, SEI terminated Mazama Capital Management due to a loss in conviction in its investment process as well as its correlation relative to new manager hires that had similar exposures with better execution.

Analysis

The U.S. equity market, as measured by the Russell 2000 Index, fell 31.79% during the fiscal year ended May 31, 2009. After a five-year bull run ended in the beginning of 2008, U.S. small-cap stocks turned decisively lower as the deterioration in credit markets led to a full-blown liquidity crisis by the fall of 2008. Anxiety surrounding a potential collapse of global financial systems exacerbated the deterioration in economic activity, which worsened significantly after the collapse of Lehman Brothers. U.S. financial institutions were forced to write down hundreds of billions of dollars while hedge funds de-leveraged their portfolios. Fears related to the sub-prime mortgage crisis were exacerbated as U.S. real estate markets spiraled downward. In addition, energy prices surged to all-time highs in the summer of 2008 before eventually collapsing and bottoming out near $35 per barrel for oil. This was a $100-per-barrel price drop in just over six months as global demand collapsed following the economic fallout. Financial turmoil led to unprecedented government actions to aid the U.S. financial system, including the Troubled Asset Relief Program (“TARP”) I & II, Term Asset-Backed Securities Loan Facility (“TALF”) and a massive $800 billion stimulus package. This was in addition to the expansion of the Fed’s balance sheet. Markets reached their lows in March when they were off over 50% from October 2007 levels. From these lows, markets rebounded by close to 35% through the end of May as investors began to discount the government intervention and became hopeful of an intermediate-term economic recovery. Early cyclicals have led the way higher in the Russell 2000 since March, with Energy, Materials and Consumer Discretionary stocks strongly outperforming on a relative basis. This has largely been driven by a general pickup in Chinese demand and a resurgence in oil prices, which have doubled since the bottom was reached in February.

For the fiscal year, small-cap growth stocks ended slightly ahead of value stocks due to a 12% out-performance in the first five months of 2009. All ten Global Industry Classification Standard (“GICS”) sectors posted negative absolute returns for the one-year period. Energy was the worst-performing sector, down close to 55%, followed by Industrials as well as Consumer Discretionary and Materials, due to the rapid deterioration in the U.S. and global economies. Conversely, the more defensive sectors, including Consumer Staples and Utilities

SEI Institutional Investments Trust / Annual Report / May 31, 2009	9

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

SEI INSTITUTIONAL INVESTMENTS TRUST — MAY 31, 2009

Small Cap Fund (Concluded)

stocks, strongly outperformed the broad market, driven by a flight to quality in the first nine months of the fiscal year. The Consumer Staples sector continued to outperform Consumer Discretionary as U.S. consumers drastically increased their personal savings rates and constrained their budgets to the bare necessities. Price and earnings momentum were the two worst-performing factors for the fiscal year despite having a very strong 2008. Conversely, value and small size were among the best-performing factors as extreme multiple compression weighed heavily on high-P/E stocks and investors shifted their focus to smaller companies late in the fiscal year.

The Fund lagged its benchmark, the Russell 200 Index, for the fiscal year ended May 31, 2009, returning -34.27% compared to the Russell 2000 Index return of -31.79%. The majority of underperformance occurred in the third and fourth quarters of 2008, which was marked by significant technical factors in the market. In particular, there was significant short covering of the Russell 2000 ETF and Regional Bank ETF, which SEI believes drove a temporary decoupling of stock prices and underlying fundamentals. During this period, there was a significant imbalance between general active fund management performance and the index. The Fund posted poor performance on a relative basis, principally due to stock selection over the period. The core quantitative managers underperformed for the period as it was a very challenging environment for quantitative management. The combination of very high factor volatility, a significant inflection point in March and the negative impact of de-leveraging on higher-quality stocks weighed heavily on these managers. Our value managers helped mitigate some of the relative underperformance; a majority of them outperformed the Russell 2000 Value index by a fairly wide margin. In particular, Artisan Partners Limited Partnership benefited from strong stock selection within the Information Technology sector, and Neuberger Berman rebounded strongly in 2009 due to positive selection in Healthcare and an underweight to Financials. Performance was more challenging in the growth space. Negative stock selection and an overweight to Energy weighed on Wellington Management Company, LLP. McKinley Capital Management, Inc. struggled in the second half of the fiscal year as performance of the momentum factor fell off dramatically. Also, Mazama Capital Management. Inc. weighed on the Fund’s performance due to poor stock selection in the Consumer Discretionary and Energy sectors. Finally, the Fund’s specialist REIT manager, Security Capital Research & Management, Inc. weighed on the Fund. REITs fell sharply under considerable pressure due to debt refinancing issues as credit markets seized up and many investors became concerned about potential bankruptcies and mass liquidations within the industry.

The Fund is positioned to capture opportunities in the small-cap space under a variety of market conditions. To this end, the Fund seeks to minimize unintended exposures to the Russell 2000 Index in order to put the focus on stock selection by specialist sub-advisers. The Fund has an overweight to the Information Technology sector in the expectation that businesses will spend on technology to improve productivity in the second half of 2009, especially in light of spare capacity in current utilization rates. The Fund is underweight Financials, particularly regional banks, which managers believe will still face mounting problems.

Small Cap Fund

AVERAGE ANNUAL TOTAL RETURN1

	One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Inception to Date
Small Cap Fund, Class A	(34.27)%	(11.91)%	(2.25)%	3.38%	4.72%

Comparison of Change in the Value of a $100,000 Investment in the Small Cap Fund, versus the Russell 2000 Index

[1]

For the period ended May 31, 2009. Past performance is not an indication of future performance. Class A shares were offered beginning 6/14/96. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower.

10	SEI Institutional Investments Trust / Annual Report / May 31, 2009

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

SEI INSTITUTIONAL INVESTMENTS TRUST — MAY 31, 2009

Small/Mid Cap Equity Fund

Objective

The Small-Mid Cap Equity Fund (the “Fund”) seeks to provide long-term capital appreciation by investing in equity securities of small-to mid- cap companies.

Strategy

SEI Investments (“SEI”) employs a multi-manager structure, focusing on small- and mid-cap U.S. equities. The Fund adds value through stock selection while managing risk in the form of capitalization, economic sectors and other factor exposures. The Fund is jointly sub-advised by eleven investment managers. Fund assets are strategically allocated among its various sub-advisers who are each responsible for selecting stocks for a portion of assets under management. The Fund is structured to outperform over a full market cycle with exposure to a diverse array of managers. Three core managers apply a quantitative approach in their respective portfolios. Four of the Fund’s managers are specifically geared towards the growth segment of the market, seeking companies whose future growth prospects are underestimated or undervalued by the market. Also, the Fund has four value-oriented managers with exposure to deep-value and relative-value segments of the market, aiming to exploit market dislocations and mispricings through intrinsic valuation models. Finally, the Fund has a dedicated REIT manager who provides exposure to public REITs, which are typically underweighted by small/mid-cap managers due to a lack of coverage and because these securities are often outside the expertise of most of these managers.

Changes to Portfolio

In July 2008, SEI added Wells Capital Management, Inc. (“Wells”), a small- and mid-cap growth manager. Its strategy emphasizes companies that it believes have minimal downward earnings revision risk while still maintaining exposure to higher growth. In particular, Wells generates new ideas in two ways: two-thirds of ideas come from proprietary fundamental research, supported by a network of industry professionals and experts, and the remaining third comes from a network of regional brokers specializing in small-cap research. SEI believes this manager is a strong diversifier within the current small/mid-cap fundamental manager line-up. In February 2009, SEI terminated Mazama Capital Management, Inc. (“Mazama”) due to a loss of conviction in its investment process as well as its correlation relative to new manager hires that had similar exposures with better execution.

Analysis

The Russell 2500 Index, which tracks small-and mid-cap stocks, declined 33.45% during the fiscal year ended May 31, 2009. After a five-year bull run that ended in the fall of 2007, U.S. small/mid- cap stocks turned decisively lower as the deterioration in credit markets led to a full-blown liquidity crisis by the fall of 2008. Anxiety surrounding a potential collapse of the U.S. and world financial systems exacerbated the deterioration in economic activity, which became increasingly worse after the collapse of Lehman Brothers. U.S. financial institutions were forced to write down hundreds of billions of dollars while hedge funds de-leveraged their portfolios. Fears related to the sub-prime mortgage crisis were exacerbated as U.S. real estate markets spiraled downward. In addition, energy prices surged to all-time highs in the summer of 2008 before eventually collapsing and bottoming out near $35 per barrel for oil. This was a $100-per-barrel drop in just over six months as global demand collapsed following the economic crises. Financial turmoil led to unprecedented government actions to aid the U.S. financial system, including the Troubled Asset Relief Program (“TARP”) I & II, Term Asset-Backed Securities Loan Facility (“TALF”) and a massive $800 billion stimulus package. This was in addition to the Fed’s expanded balance sheet. Markets reached their lows in March when they were off over 50% from October 2007 levels. From these lows, markets rebounded by almost 35% through the end of May as investors began to discount the government intervention and became hopeful of an intermediate-term economic recovery. Early cyclicals have led the way higher in the Russell 2500 since March 2009, with Energy, Materials and Consumer Discretionary stocks strongly outperforming on a relative basis. This has largely been driven by a general pickup in Chinese demand and a resurgence in oil prices, which have doubled since the bottom was reached in February.

For the fiscal year, small/mid-cap value stocks ended slightly ahead of their growth counterparts, although growth significantly closed the gap, outperforming value by 12% in the first five months of 2009. All ten Global Industry Classification Standard (“GICS”) sectors posted negative absolute returns for the one-year period. Energy was the worst-performing sector, down close to 54%, followed by Industrials, Consumer Discretionary and Materials, due to the rapid deterioration in the U.S. and global economies. Conversely, the more defensive sectors, including Consumer Staples and Utilities, strongly outperformed the broad market, driven by a flight to quality in the first

SEI Institutional Investments Trust / Annual Report / May 31, 2009	11

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

SEI INSTITUTIONAL INVESTMENTS TRUST — MAY 31, 2009

Small/Mid Cap Equity Fund (Concluded)

nine months of the fiscal year. The Consumer Staples sector continued to outperform Consumer Discretionary as U.S. consumers drastically increased their personal savings rate and constrained their budgets to the bare necessities. Price and earnings momentum were the two worst-performing factors for the fiscal year despite having a very strong 2008. Conversely, value and small size were among the best factors as extreme multiple compression weighed heavily on high-P/E stocks and investors shifted their focus to smaller companies late in the fiscal year.

The Fund underperformed its benchmark for the fiscal year ended May 31, 2009, returning -34.70% versus the Russell 2500 Index, which returned -33.45%. The majority of underperformance occurred in the third and fourth quarters of 2008, which was marked by significant technical factors in the market. In particular, there was significant short covering of the small-cap Russell 2000 ETF and Regional Bank ETF, which SEI believes drove a temporary decoupling of stock prices from underlying fundamentals. During this period, there was a significant imbalance between general active fund management performance and the index. Over the entire period, the Fund posted poor performance on a relative basis, principally due to negative stock selection in Financials and Energy. Core quantitative managers underperformed in what was a very challenging environment for quantitative management. The combination of high factor volatility, a significant inflection point in March and the negative impact of deleveraging on higher-quality stocks weighed heavily on these managers. Value managers helped mitigate some of the relative underperformance, with a majority of them outperforming the Russell 2500 Value Index by a fairly wide margin. In particular, Lee Munder Investments, Ltd. benefited from strong stock selection in the Information Technology and Consumer Discretionary sectors. Integrity Asset Management, LLC’s opportunistic value discipline drove superior stock selection in Financials. LSV Asset Management benefited from its exposure to the “cheapest” two deciles as traditional value recovered sharply in 2009. In the growth space, Wellington Management Company, LLP lagged, hurt by a large overweight to Energy as well as poor stock selection within that sector. Mazama also weighed on the Fund’s performance due to poor stock selection in the Consumer Discretionary and Energy sectors. Finally, the Fund’s specialist REIT manager, Security Capital Research & Management, Inc., detracted from performance. REITs fell sharply under considerable pressure due to debt refinancing issues as credit markets seized up and many investors became concerned about potential bankruptcies and mass liquidation within the industry.

The Fund is positioned to capture opportunities in the small- and mid- cap space under a variety of market conditions. To this end, the Fund seeks to minimize unintended exposures to the Russell 2500 Index in order to put the focus on stock selection by the specialist sub-advisers. However, the Fund does continue to have an overweight to Information Technology in expectation of businesses spending on technology to improve productivity in the second half of 2009, especially in light of spare capacity in current utilization rates. Also, the Fund is underweight Financials, particularly regional banks, which managers believe will still face mounting problems.

Small/Mid Cap Equity Fund

AVERAGE ANNUAL TOTAL RETURN1

	One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized Inception to Date
Small/Mid Cap Equity Fund, Class A	(34.70)%	(11.31)%	(1.45)%	(0.08)%

Comparison of Change in the Value of a $100,000 Investment in the Small Mid Cap Equity Fund, versus the Russell 2500 Index

[1]

For the period ended May 31, 2009. Past performance is not an indication of future performance. Class A shares were offered beginning 12/15/03. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower.

12	SEI Institutional Investments Trust / Annual Report / May 31, 2009

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

SEI INSTITUTIONAL INVESTMENTS TRUST — MAY 31, 2009

U.S. Managed Volatility Fund

Objective

The U.S. Managed Volatility Fund (the “Fund”) invests in common stocks and other equity securities, and it employs a broad range of investment strategies intended to generate capital appreciation with the intent of achieving a lower level of volatility than the broad U.S. equity markets.

Strategy

The Fund uses a multi-manager approach, relying on a number of sub-advisers with differing investment approaches to manage portions of the Fund’s portfolio under the general supervision of the Fund’s adviser, SEI Investments Management Corp (“SIMC”). Each sub-adviser manages its portion of the Fund’s assets by employing various investment approaches intended to achieve returns similar to the broad U.S. equity markets but with a lower level of volatility over the long term. The Fund seeks to achieve lower volatility by constructing a portfolio of securities that effectively weights securities based on their total expected risk and return, without regard to market capitalization, industry or tracking error targets relative to the broad market. As such, the Fund is expected to have meaningful differentiations in terms of sector weights and short-term performance relative to broad market indices.

The Fund utilizes Aronson + Johnson + Ortiz, L.P. (“AJO”) and Analytic Investors, LLC as sub-advisers; each manager brings a differentiated investment and risk model.

Analysis

The U.S. equity market, as measured by the Russell 3000 Index, lost 32.85% during the fiscal year ended May 31, 2009. After a five-year bull run that ended in the beginning of 2008, U.S. stocks turned decisively lower as the deterioration in credit markets led to a full blown liquidity crisis by the fall of 2008. The potential collapse of the global financial system exacerbated the deterioration in the economic backdrop, which worsened significantly in the fall of 2008 after the collapse of Lehman Brothers and several other large financial institutions. The sub-prime mortgage meltdown that started in 2007 and led to the destruction of credit and eventual collapse in U.S. housing prices drove investor fears that eventually caused volatility to spike to historic levels. U.S. financial institutions were forced to write down hundreds of billions of dollars, while hedge fund managers de-leveraged their portfolios. The collapse in Lehman Brothers led to unprecedented government actions through the bailout of the U.S. financial system with Troubled Asset Relief Programs (“TARP”) I and II, the introduction of the Term Asset-Backed Loan Facility (“TALF”) to get asset backed security markets functioning again, a massive $800 billion stimulus package aimed at creating/saving 4 million jobs and trillions of dollars injected into the financial system via capital injections into banks and the expansion of the Fed’s balance sheet. Government actions have proven to be successful in the near term, as markets have rebounded strongly (close to 35%) since hitting their lows in March (off close to 57% from the peak in October 2007).

For the fiscal year, lower-beta stocks outperformed, driven by a flight to quality. Most of this differential was realized in the first nine months of the fiscal year. The market environment was extremely volatile, as price and earnings momentum were the two best-performing factors heading into 2009 for the fiscal year but ended as the worst-performing factors for the trailing twelve months at the end of the fiscal year. Small size has been the best-performing factor year to date in 2009. Typically, small-cap stocks outperform large-cap stocks in the second half of a recession. This led to a reversal in the trend seen over the previous fiscal year, with large-cap stocks underperforming their small-cap brethren, as measured by the Russell 1000 Index and Russell 2000 Index, during the fiscal year. Sector performance was extremely volatile and mixed over the course of the fiscal year; however, all ten Global Industry Classification Standard (“GICS”) sector posted negative absolute returns. The Financials sector was the worst-performing sector, down close to 47%, followed closely by Industrials as well as Energy and Materials due to the rapid deterioration in the global economy. On the other hand, Consumer Staples and Healthcare stocks led the way, with both sectors outperforming the U.S. market on relative basis, as measured by the Russell 1000, by close to 15% as massive deleveraging led to a flight to quality, particularly in the fall of 2008. In the end, this environment benefited lower-beta stocks for the first three quarters of the fiscal year.

Since its inception on December 30, 2008, the Fund has returned -4.16%. Investors have witnessed a sharp pullback to the March lows followed by an equally sharp rally; during the rally, high-beta stocks

SEI Institutional Investments Trust / Annual Report / May 31, 2009	13

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

SEI INSTITUTIONAL INVESTMENTS TRUST — MAY 31, 2009

U.S. Managed Volatility Fund (Concluded)

gained momentum, specifically in April. Given that the Fund is not managed against a specific benchmark, we would expect it to vary significantly from the broad market’s performance on a shorter term basis. The Fund generally favors stocks with relatively low beta to the overall equity market, such as Utilities and Consumer Staple, and largely avoids stocks with high beta, such as Information Technology. We would expect the Fund to have a difficult time keeping up with strong market rallies but would provide downside protection in bear markets. In the recent fiscal period, which only includes the final five months of the fiscal year, the broad equity market gained close to 4%; however, despite the relatively small gain, it was triggered by a massive 35% rally off the March lows. In this type of market environment, the Fund performed as expected, beating the overall market through March but ultimately falling short and underperforming over the full period, which was marked by a high-beta, low-quality rally. The Fund underperformed by roughly 700 basis points since inception, driven by poor security selection in the Financials and Consumer Discretionary sectors as well as a large underweight to the Information Technology sector. It is important to point out, however, that the strategy has outperformed the market as measured by the Russell 3000 Index by 700 basis points (per annum) with a 13% lower risk level as measured by standard deviation from peak (October 2007) to (March 2009). Analytic Investors, LLC and AJO both underperformed during the period due to an overall emphasis on lower-beta stocks, which led to their poor stock selection. AJO’s focus on management quality was the primary driver of poor stock selection within the Financials sector. Analytic’s focus on being underweight earnings volatility and thus overweight lower-beta stocks drove its negative stock selection.

There were no sub-adviser changes for the Fund during the fiscal period.

14	SEI Institutional Investments Trust / Annual Report / May 31, 2009

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

SEI INSTITUTIONAL INVESTMENTS TRUST — MAY 31, 2009

International Equity Fund

Objective

The International Equity Fund (“the Fund”) seeks to provide long-term capital appreciation by investing in equity securities of foreign issuers.

Strategy

The Fund invests primarily in common stocks and other equity securities; issuers comprise a broad range of capitalizations and are located in at least three countries outside of the U.S. The Fund invests primarily in companies located in developed countries but may also invest in companies located in emerging markets. The Fund uses a multi-manager approach, relying upon a number of sub-advisors with differing investment philosophies to manage portions of the Fund’s portfolio under the general supervision of SEI Investments Management Corporation (“SIMC”).

Changes to the Portfolio

For the fiscal year ended May 31, 2009, manager changes in the International Equity Fund were made to diversify sources of returns, upgrade manager opportunities and address concerns with existing managers. In July 2008, Capital Guardian and Fuller & Thaler were terminated as their mandates were no longer optimal for the Fund. Principal Global Investors, LLC was added in August 2008 to provide core growth exposure. In January 2009, Declaration Management + Research, LLC replaced Smith Breeden and now manages the existing mandate. AllianceBernstein was terminated in March 2009 due to concerns regarding changes in its organizational structure. In April, Acadian Asset Management, Inc. (“Acadian”), INTECH Investment Management, LLC (“INTECH”), and Wellington Management Company, LLP (“Wellington”) were funded to provide exposure to factor momentum, statistical and relative-value alpha sources.

Analysis

International equities experienced a steep decline from May 2008 through early March 2009, falling almost 57%. This precipitous decline was the result of the widespread global economic crisis. Developed international markets dealt with housing turmoil, financial sector crises, and plummeting commodity prices that affected the overall economy. Unemployment soared and investor sentiment languished. Fortunately, governments and central banks took action, spurring unprecedented global coordination. A multi-pronged approach was implemented to address the turmoil, which included central banks cutting rates to record levels and governments implementing sizable fiscal stimulus packages. The markets had a significant rally from March 9 through the end of May, skyrocketing 46% off of market lows. Economic data still presented a mixed bag of results, but incremental improvements and green shoots in the economy revealed signs of life. While there is still a long and likely bumpy road to recovery, investor confidence and market performance improved by the end of May.

For the fiscal year ended May 31, 2009, the Fund returned -44.32%, lagging behind its benchmark the MSCI EAFE Index, which returned -36.61%. Markets were highly volatile and manager performance varied throughout the year. AllianceBernstein, a deep-value manager that focuses on bottom-up company fundamentals, struggled the most. Its stock selection in Financials, Autos, and Energy was punished at various points during the year. However, this manager had significant outperformance after the March 9 rally that was led by deep-value stocks. Quantitative managers, such as Quantitative Management Associates, LLC and AXA Rosenberg Investment Management LLC, tend to perform better in trending markets, but they gave up performance when market inflection points exhibited rapid changes in market leadership. The continued illiquidity in the credit market detracted from Smith Breeden’s performance for most of the year, but improving credit markets in the months leading up to May 31 resulted in positive performance for that mandate (now managed by Declaration Management + Research, LLC). New managers that were added in April included Wellington, Acadian, and INTECH; all have had positive performance since inception in the Fund.

At the sector level, stock selection in Materials and Industrials detracted the most, as those sectors experienced significant sell-offs during the fourth quarter of 2008. Stock selection in more defensive sectors such as Healthcare and Consumer Staples positively contributed to performance. Country performance, which is the outcome of underlying stock decisions, was better in Europe ex-UK versus the UK and Japan.

SEI Institutional Investments Trust / Annual Report / May 31, 2009	15

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

SEI INSTITUTIONAL INVESTMENTS TRUST — MAY 31, 2009

International Equity Fund (Concluded)

International Equity Fund

AVERAGE ANNUAL TOTAL RETURN1

	One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Inception to Date
International Equity Fund, Class A	(44.32)%	(12.35)%	0.03%	0.21%	2.03%

Comparison of Change in the Value of a $100,000 Investment in the International Equity Fund, versus the Morgan Stanley MSCI EAFE Index

[1]

For the period ended May 31, 2009. Past performance is not an indication of future performance. Class A shares were offered beginning 6/14/96. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower.

16	SEI Institutional Investments Trust / Annual Report / May 31, 2009

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

SEI INSTITUTIONAL INVESTMENTS TRUST — MAY 31, 2009

World Equity Ex-US Fund

Objective

The World Equity Ex-U.S. Fund (“the Fund”) seeks to provide long-term capital appreciation by investing in equity securities of foreign issuers.

Strategy

The Fund invests primarily in common stocks and other equity securities; issuers comprise a broad range of capitalizations and are located outside of the U.S. The Fund invests primarily in companies located in developed countries but may also invest in companies located in emerging markets. The Fund uses a multi-manager approach, relying upon a number of sub-advisors with differing investment philosophies to manage portions of the Fund’s portfolio under the general supervision of SEI Investments Management Corporation (“SIMC”).

Changes to the Portfolio

For the fiscal year ended May 31, 2009, manager changes in the World Equity Ex-U.S. Fund were made to diversify sources of returns, upgrade manager opportunities and address concerns with existing managers. In July 2008, Capital Guardian and Fuller & Thaler were terminated as their mandates were no longer optimal for the Fund. Principal Global Investors, LLC was added in August 2008 to provide core growth exposure. In January 2009, Declaration Management + Research, LLC replaced Smith Breeden and now manages the existing mandate. Artisan Partners Limited Partnership was also added in January 2009 to provide fundamental stock selection in emerging markets. AllianceBernstein was terminated in March 2009 due to concerns regarding changes in its organizational structure. In April, Acadian Asset Management, Inc. (“Acadian”), INTECH Investment Management, LLC (“INTECH”), and Wellington Management Company, LLP (“Wellington”) were funded to provide exposure to factor momentum, statistical and relative-value alpha sources.

Analysis

For the one-year period ended May 31, 2009, the MSCI All Country World Ex-U.S. Index declined 35.88%. In international developed markets, equities experienced a steep decline from May 2008 through early March 2009, falling almost 57%. The precipitous decline was the result of the widespread global economic crisis. Developed international markets dealt with housing turmoil, financial sector crises, and plummeting commodity prices, which affected the overall economy. Unemployment soared and investor sentiment languished. Fortunately, governments and central banks took action, prompting unprecedented global coordination. A multi-pronged approach was implemented to address the turmoil, which included central banks cutting rates to record levels and governments implementing sizable fiscal stimulus packages. Markets had a significant rally from March 9 through the end of May, skyrocketing over 46% off of market lows.

Emerging-markets equities fell 34.13% for the one-year period. Emerging markets are largely commodity-driven and many are net exporters. The huge sell-off in commodities and decline in global demand resulted in the third and fourth quarters of 2008 being among the worst declines in the history of the MSCI Emerging Markets Index. However, in the first quarter of 2009, emerging markets diverged from its developed counterparts and rallied through the end of May 2009. Rising oil prices, domestic demand, and expectations that stimulus packages will further increase demand for commodities helped fuel the rally.

Overall, economic data presented a mixed bag of results, but incremental improvements and green shoots in the economy revealed signs of life. While a long and likely bumpy road to recovery remains, investor confidence and market performance improved by the end of May.

For the one year period ended May 31, 2009, the Fund returned -42.38%, lagging behind its benchmark the MSCI All Country World Ex-U.S. Index, which returned -35.88%. Markets were highly volatile and manager performance varied throughout the year. AllianceBernstein, a deep-value manager that focuses on bottom-up company fundamentals, struggled the most. Its stock selection in Financials, Autos, and Energy were punished at various points in the year. However, this manager had significant outperformance after the March 9 rally that was led by deep-value stocks. Quantitative managers, such as Quantitative Management Associates, LLC and AXA Rosenberg Investment Management LLC, tend to perform better in trending markets, but they gave up performance when market inflection points exhibited rapid changes in market leadership.

SEI Institutional Investments Trust / Annual Report / May 31, 2009	17

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

SEI INSTITUTIONAL INVESTMENTS TRUST — MAY 31, 2009

World Equity Ex-US Fund (Concluded)

Continued illiquidity in the credit markets detracted from Smith Breeden’s performance for most of the year, but improving credit markets in the months leading up to May 31 resulted in positive performance for the mandate (now managed by Declaration Management + Research, LLC). New managers that were added in April included Wellington, Acadian, and INTECH; all of these managers have had positive performance since inception in the Fund.

At the sector level, stock selection in Materials and Industrials detracted the most as those sectors experienced significant sell-offs during the fourth quarter of 2008. Stock selection in more defensive sectors such as Healthcare and Consumer Staples positively contributed to performance. Country performance, which is the outcome of underlying stock decisions, was best in emerging markets, with Europe ex-UK performing better than the UK and Japan on the developed side.

World Equity Ex-US Fund

AVERAGE ANNUAL TOTAL RETURN1

	One Year Return	Annualized 3 Year Return	Annualized Inception to Date
World Equity Ex-US Fund, Class A	(42.38)%	(9.46)%	(0.67)%

Comparison of Change in the Value of a $100,000 Investment in the World ex-US Equity Fund, versus the MSCI All Country World ex-US Index

[1]

For the period ended May 31, 2009. Past performance is not an indication of future performance. Class A shares were offered beginning 3/28/05. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower.

18	SEI Institutional Investments Trust / Annual Report / May 31, 2009

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

SEI INSTITUTIONAL INVESTMENTS TRUST — MAY 31, 2009

Screened World Equity Ex-US Fund

Objective

The Screened World Equity Ex-U.S. Fund (“the Fund”) seeks to provide long-term capital appreciation by investing in equity securities of foreign issuers, excluding companies whose activities directly or indirectly benefit the governments of countries that support terrorism, genocide or human rights abuses.

Changes to Portfolio

For the fiscal year ended May 31, 2009, one manager change occurred in the Screened World Equity Ex-U.S. Fund. AllianceBernstein was terminated in March 2009 due to concerns regarding changes in its organizational structure.

Analysis

For the one-year period ended May 31, 2009, the MSCI All Country World Ex-U.S. Index was down 35.55%. In international developed markets, equities experienced a steep decline from May 2008 through early March 2009, falling almost 57%. The precipitous decline was the result of the widespread global economic crisis. Developed international markets dealt with housing turmoil, financial sector crises, and plummeting commodity prices that affected the entire global economy. Unemployment soared and investor sentiment languished. Fortunately, governments and central banks took action, prompting unprecedented global coordination. A multi-pronged approach was implemented to address the turmoil, which included central banks cutting rates to record levels and governments implementing sizable fiscal stimulus packages. The markets had a significant rally from March 9 through the end of May, skyrocketing over 46% off of market lows.

Emerging markets fell 34.13% for the one-year period. Emerging markets are largely commodity-driven and many are net exporters. The huge sell-off in commodities and decline in global demand resulted in the third and fourth quarters of 2008 being among the worst declines in the history of the MSCI Emerging Markets Index. However, in the first quarter of 2009, emerging markets diverged from its developed counterparts and rallied through the end of May 2009. Rising oil prices, domestic demand, and expectations that stimulus packages will further increase demand for commodities helped fuel the rally.

Overall, economic data presented a mixed bag of results, but incremental improvements and green shoots in the economy revealed signs of life. While a long and likely bumpy road to recovery remains, investor confidence and market performance improved by the end of May.

The Fund was opened on June 30, 2008 and returned -35.12% for the ten-month time period; the MSCI All Country World Ex-U.S. Index returned -30.14% for the same time period. Markets were highly volatile, and manager performance varied throughout the year. AllianceBernstein, a deep-value manager that focuses on bottom-up fundamentals when selecting companies, detracted from performance as its stock selection in Financials, Autos, and Energy were punished at various points in the year. However, the manager had significant outperformance after the March 9 rally, led by deep-value stocks. Quantitative managers, such as Quantitative Management Associates, LLC and AXA Rosenberg Investment Management LLC, tend to perform better in trending markets, but they gave up performance when market inflection points exhibited rapid changes in market leadership.

At the sector level, stock selection in Materials and Industrials detracted the most, as those sectors experienced significant sell-offs during the fourth quarter of 2008. Stock selection in more defensive sectors such as Healthcare and Consumer Staples contributed to performance. Country performance, which is the outcome of underlying stock decisions, was best in emerging markets and worst in Western Europe.

SEI Institutional Investments Trust / Annual Report / May 31, 2009	19

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

SEI INSTITUTIONAL INVESTMENTS TRUST — MAY 31, 2009

Screened World Equity Ex-US Fund (Concluded)

Screened World Equity Ex-US Fund

AVERAGE ANNUAL TOTAL RETURN1

Cumulative Inception to Date
Screened World Equity Ex-US Fund, Class A	(35.12)%

Comparison of Change in the Value of a $100,000 Investment in the Screened World Equity ex-US Fund, versus the MSCI All Country World ex-US Index

[1]

For the period ended May 31, 2009. Past performance is not an indication of future performance. Class A shares were offered beginning 6/30/08. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower.

20	SEI Institutional Investments Trust / Annual Report / May 31, 2009

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

SEI INSTITUTIONAL INVESTMENTS TRUST — MAY 31, 2009

Enhanced LIBOR Opportunities Fund

Objective

Using multiple sub-advisers, the Enhanced LIBOR Opportunities Fund (the “Fund”) seeks to provide an enhanced return above the Merrill Lynch 3-Month Constant Maturity London Interbank Offered Rate (“LIBOR”).

Strategy

The Fund’s investment strategy focuses on generating absolute return through the management of securities in multiple asset classes, including currency management. The Fund’s managers employ security selection to invest in a diversified portfolio of short-duration investment-grade and non-investment-grade securities, including bank loans. Active currency management is also utilized to enhance long-term performance.

Analysis

For the twelve months ended May 31, 2009, the U.S. fixed-income market experienced one of its most turbulent periods on record. In 2008, the U.S. economy fell into recession when the sharp decline in housing prices and equity markets eroded consumer confidence and brought retail spending to a near standstill. The credit market seized up as illiquidity and stress in the financial system triggered a huge flight to U.S. Treasury securities and created a dysfunctional bond market. The market witnessed such unthinkable events as the nationalization of Fannie Mae and Freddie Mac, the takeovers of Bear Stearns, Merrill Lynch, Wachovia, Washington Mutual and Countrywide Savings & Loan, the cataclysmic bankruptcy of Lehman Brothers, and the collapse of one of the nation’s largest money-market funds. In response to this unprecedented global financial crisis, the Federal Reserve (“Fed”) reacted aggressively to cut the federal funds rate to near zero. Additionally, the Fed and the Treasury Department launched a quantitative easing campaign to promote liquidity and restore market confidence. In 2009, thanks to the accommodative government efforts, the pace of economic contraction slowed and credit markets started to recover. Liquidity conditions and market sentiment significantly improved, evidenced by an increase in corporate bond issuance, a narrowing of yield spreads in the agency mortgage sector, a retreat of inter-bank lending rates and improving equity markets. Encouraged by these events, investors increased their risk appetites and moved away from Treasury securities, driving a credit rally across all fixed-income spread sectors. Improved capital market sentiment was accompanied by a notable increase in longer-term Treasury yields, as 10-year Treasury yields approached 4% and 30-year yields neared 4.5%. The rise in yields was also driven by unprecedented increases in Treasury issuance and rising fears of inflation.

The Fund returned -22.20% for the twelve months ended May 31, 2009, compared to 2.67% for the Merrill Lynch 3-Month Constant Maturity London Interbank Offered Rate, its benchmark. During the period, enhanced-cash, bank-loan and currency strategies all detracted from performance.

Due to the strong flight to safety in 2008, the Fund’s large allocation to spread sectors underperformed, particularly Non-Agency Mortgage-Backed Securities (“MBS”), Commercial Mortgage-Backed Securities, and senior bank loans. The heavy exposure to Non-Agency MBS was the largest detractor. Although these securities experienced significant price volatility in 2008, most of the securities in the portfolio were well-seasoned, short-average-life securities at the top of the capital structure, which provided excellent default and loss protection.

The Fund’s allocation of roughly 30% to senior bank loans was the other major detractor from performance in 2008. Valuations in these below-investment-grade instruments fell dramatically during the period despite their seniority in the capital structure, reflecting increased concerns about economic strength and corporate profitability. As the New Year began, the bank-loan sector rallied significantly as stronger demand overwhelmed the dearth of supply. The bank-loan market still appears attractive versus historical valuations as the average par-value-weighted loan price remains approximately 14% below the previous cycle’s low. Finally, the Fund’s currency strategy hurt performance during the period due to an increase in volatility and underperformance of higher-yielding currencies. In March 2009, we eliminated the currency strategy, as it became highly correlated with other strategies and the opportunities presented were not as attractive.

During 2009, there has been a broad recovery for the spread sectors, largely due to government initiatives aimed at improving liquidity conditions. The Fund has enjoyed a notable advantage in return on its

SEI Institutional Investments Trust / Annual Report / May 31, 2009	21

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

SEI INSTITUTIONAL INVESTMENTS TRUST — MAY 31, 2009

Enhanced LIBOR Opportunities Fund (Concluded)

benchmark so far, but has yet to recapture its significant underperformance from the calamity of 2008. Looking forward, although economic conditions remain uncertain, the Fund offers attractive value and a large income advantage for its investors. Continued improvement in capital market sentiment will also provide upside return as pricing recovers in stressed sectors of the market.

Enhanced LIBOR Opportunities Fund

AVERAGE ANNUAL TOTAL RETURN1

	One Year Return	Annualized Inception to Date
Enhanced LIBOR Opportunities Fund, Class A	(22.20)%	(10.81)%

Comparison of Change in the Value of a $100,000 Investment in the Enhanced LIBOR Opportunities Fund, versus the Merrill Lynch 3-Month Constant-Maturity LIBOR

[1]

For the period ended May 31, 2009. Past performance is not an indication of future performance. Class A shares were offered beginning 12/14/06. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower.

22	SEI Institutional Investments Trust / Annual Report / May 31, 2009

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

SEI INSTITUTIONAL INVESTMENTS TRUST — MAY 31, 2009

Core Fixed Income Fund

Objective

The Core Fixed Income Fund (“the Fund”) seeks to provide current income consistent with the preservation of capital.

Strategy

The Fund’s investment strategy focuses on sector rotation, both among and within sectors, and issue selection. Risk is principally controlled by explicitly limiting the Fund’s interest rate exposure relative to the Barclays Capital U.S. Aggregate Bond Index. The Fund’s sub-advisers focus on four key areas in determining portfolio structure: duration weighting, term structure, sector allocation, and issue selection. While the duration and term structure decisions underlie the implementation process, the sub-advisers primarily concentrate on sector and issue selection to add value. In addition, the sub-advisers may use derivatives for tactical hedging purposes and to implement portfolio strategies more efficiently.

Analysis

For the twelve months ended May 31, 2009, the U.S. fixed-income market experienced perhaps one of its most turbulent periods on record. In 2008, the U.S. economy fell into recession when the sharp decline in housing prices and equity markets eroded consumer confidence and brought retail spending to a near standstill. The credit market seized up as illiquidity and stress in the financial system triggered a huge flight to U.S. Treasury securities and created a dysfunctional bond market. The market witnessed such unthinkable events as the nationalization of Fannie Mae and Freddie Mac, the takeovers of Bear Stearns, Merrill Lynch, Wachovia, Washington Mutual and Countrywide Savings & Loan, the cataclysmic bankruptcy of Lehman Brothers and the collapse of one of the nation’s largest money-market funds. In response to this unprecedented global financial crisis, the Federal Reserve (“Fed”) reacted aggressively to cut the federal funds rate to near zero. Additionally, the Fed and the Treasury Department launched a quantitative easing campaign to promote liquidity and restore market confidence. In 2009, thanks to the accommodative government efforts, the pace of economic contraction slowed and credit markets started to recover. Liquidity conditions and market sentiment significantly improved, evidenced by an increase in corporate bond issuance, a narrowing of yield spreads in the agency mortgage sector, a retreat of inter-bank lending rates, and improving equity markets. Encouraged by these events, investors increased their risk appetites and moved away from Treasury securities, driving a credit rally across all fixed-income spread sectors. Improved capital market sentiment was accompanied by a notable increase in longer-term Treasury yields, as 10-year Treasury yields approached 4% and 30-year yields neared 4.5%. The rise in yields was also driven by unprecedented increases in Treasury issuance and rising fears of inflation.

For the fiscal year ended May 31, 2009, the Fund returned 1.85% versus 5.37% for its benchmark the Barclays Capital U.S. Aggregate Bond Index. The Fund’s overweight position in Mortgage-Backed Securities (“MBS”), particularly Non-Agency MBS, was the primary source of underperformance for the period. The Fund maintained a modest underweight to the Corporate sector for the first half of the period, which was advantageous as yield spreads widened in this sector. However, overweight exposure to BBB-rated securities and security selection within the Financials sector had a negative impact on return. The Fund was positioned with a yield-curve-steepening bias for the majority of the period, which added to relative performance as the Fed eased rates and yields fell. The success of the interest-rate strategy, however, was not enough to offset the large underperformance in the mortgage sector. As market conditions began to improve during the first half of 2009, the Fund’s relative and absolute returns improved significantly; however, it has yet to recapture its shortfall in relative performance from the calamity of 2008. Looking forward, although economic conditions remain uncertain, the portfolio offers attractive value and a large income advantage for investors. Continued improvement in capital market sentiment will also provide upside return as pricing recovers in the stressed sectors of the market.

SEI Institutional Investments Trust / Annual Report / May 31, 2009	23

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

SEI INSTITUTIONAL INVESTMENTS TRUST — MAY 31, 2009

Core Fixed Income Fund (Concluded)

Core Fixed Income Fund

AVERAGE ANNUAL TOTAL RETURN1

	One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Inception to Date
Core Fixed Income Fund, Class A	1.85%	4.61%	4.08%	5.44%	6.03%

Comparison of Change in the Value of a $100,000 Investment in the Core Fixed Income Fund, versus the Barclays Aggregate Bond Index

[1]

For the period ended May 31, 2009. Past performance is not an indication of future performance. Class A shares were offered beginning 6/14/96. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower.

24	SEI Institutional Investments Trust / Annual Report / May 31, 2009

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

SEI INSTITUTIONAL INVESTMENTS TRUST — MAY 31, 2009

High Yield Bond Fund

Objective

The High Yield Bond Fund (“the Fund”) seeks to maximize total return by investing primarily in a diversified portfolio of higher-yielding, lower-rated fixed-income securities.

Strategy

Under normal circumstances, the Fund will invest at least 80% of its net assets in high-yield fixed-income securities. The Fund will invest primarily in fixed-income securities rated below investment grade (“junk bonds”), including corporate bonds and debentures, convertible and preferred securities and zero-coupon obligations. The Fund uses a multi-manager approach, relying on a number of sub-advisors with differing investment philosophies to manage portions of the Fund’s portfolio under the general supervision of SEI Investments Management Corporation (“SIMC”). To a limited extent, SIMC may also directly manage a portion of the Fund’s portfolio, selecting securities that offer a high current yield as well as total return potential. The Fund’s securities are diversified as to issuers and industries. The Fund’s average weighted maturity may vary and will generally not exceed ten years. There is no limit placed on the maturity or credit quality of any security. The Fund will invest primarily in securities rated BB, B, CCC, CC, C and D. However, it may also invest in investment-grade (AAA, AA, A and BBB) or non-rated securities.

Analysis

For the fiscal year ended May 31, 2009, the high-yield market, as measured by the Fund’s benchmark, the Merrill Lynch High Yield Master II Constrained Index, declined 8.29%, and the leveraged loan market, as measured by the Credit Suisse Leveraged Loan Index, fell 11.14%. During calendar-year 2008, the high-yield bond market returned -26.11%, which was easily the all-time worst calendar year return on record, surpassing the previous record of -5.20% set in 2000. For the fiscal period, credit quality spreads widened 524 basis points to finish the period at 1,171 basis points, down significantly from the peak of 2,168 basis points reached in December 2008. The Moody’s global issuer default rate increased substantially from 1.88% to 9.23%, which is above the 4.72% 20-year average, but below the prior peak in default rates of 10.89% from the last credit downturn in

January 2002. The outlook for defaults remains grim; Moody’s anticipates the rate to peak at 13.5% in November 2009, and Standard & Poor’s expects the rate to reach 14.3% in April 2010. Issuance in the primary market was relatively quiet over the period, with $77.2 billion coming to market compared to an average of $112.7 billion per year since 1997. High-yield mutual funds received little interest from investors when the fiscal year began, but inflows turned sharply positive to end the period, as $14.7 billion flowed into high-yield funds during the first five months of 2009, totaling $16.3 billion for the fiscal year. Strong demand for the asset class, combined with a limited amount of new supply, led to improved technical conditions that helped propel a 38.51% rally from December 12, 2008 through May 31, 2009. For the fiscal year, higher-quality securities outperformed their lower-quality counterparts, as investors became more defensive over the period, with BBs posting a return of -2.59%, followed by Bs at -12.79%, and CCCs at -18.35%.

From a sector perspective, the Printing/Publishing and Forestry/Paper sectors were the worst-performing sectors in high yield on a contribution-to-return basis, as both experienced a large share of defaults (R.H. Donnelley, Idearc, Smurfit-Stone, Bowater), which led to underperformance. Another poor performer was the Gaming sector, as casino operators are struggling to stay afloat in this recession due to a sharp decline in discretionary spending that resulted in a precipitous drop in gambling revenues. The best-performing sector on a contribution-to-return basis was the Banking sector, which has sharply grown in size in 2009 due to the inclusion of GMA, after the Federal Reserve approved its bank holding company application, and the recent additions of several fallen angels as part of the index’s month-end rebalance. Other notable additions have been hybrid securities from the large money-center banks of Bank of America and Citigroup, as well as debt securities from AIG and CIT Group. This sector has outperformed in recent months as there are early signs of stabilization and recovery in the global Financials sector. The Auto Loans sector was the second-best performer, benefiting from a multitude of positive actions taken by the government to support these companies.

The Fund trailed the index with a -13.79% return during the period, compared to the Merrill Lynch High Yield Master II Constrained Index,

SEI Institutional Investments Trust / Annual Report / May 31, 2009	25

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

SEI INSTITUTIONAL INVESTMENTS TRUST — MAY 31, 2009

High Yield Bond Fund (Concluded)

which declined 8.29%. Major detractors during the period were underweights to General Motors Acceptance Corporation (“GMAC”) and Ford Motor Credit (“FMC”), and an overweight to Simmons. Positive developments for GMAC and FMC began in the second half of December and have continued in 2009. In December, the government decided to lend money to General Motors (“GM”). Then, the Fed approved GMAC’s application to become a bank holding company, and the Treasury followed up with a $5 billion preferred investment in GMAC. Furthermore, the government has announced that as part of the Chrysler reorganization, GMAC will take over the functions of Chrysler’s auto-loan arm and receive a fresh $7.5 billion in cash to facilitate its continued lending to car buyers and dealers of bankrupt Chrysler LLC as well as to those of GM. The combination of all of these government actions taken to support the industry led to outperformance for both auto-loan companies. Additionally, Ford’s efforts to strengthen its balance sheet boosted performance. The company was able to reduce automotive debt by 38%, or $9.9 billion, through a buyback of bonds and loans. The Fund’s underweight to these two auto-loan companies had a negative impact on performance. The Fund’s overweight to Simmons was also a detractor as the bedding industry suffered from reduced demand and increased costs for fuel and raw materials. These negative factors caused Simmons to reduce its earnings estimate, and the rating agencies have recognized this, downgrading the company several times throughout the period due to the company’s diminished financial flexibility and high leverage.

The major contributors to the Fund’s performance during the period were positive security selection in GM and Charter Communications, and an underweight to Washington Mutual. Both GM and Charter struggled throughout the year and ultimately filed for bankruptcy. The restructuring plans of both companies had adverse affects on the prices of securities within each firm’s capital structure, but the Fund benefited from the positive security selection decisions that were made. The Fund’s lack of exposure to Washington Mutual also lifted relative performance as regulators declared the company failing and unstable after a panicky depositor run on the banking unit and arranged to sell its branch network and other valuable assets to JPMorgan.

High Yield Bond Fund

AVERAGE ANNUAL TOTAL RETURN1

	One Year Return	Annualized 3 Year Return	Annualized Inception to Date
High Yield Bond Fund, Class A	(13.79)%	(2.00)%	(0.38)%

Comparison of Change in the Value of a $100,000 Investment in the High Yield Bond Fund, versus the Merrill Lynch US High Yield Master II Constrained Index

[1]

For the period ended May 31, 2009. Past performance is not an indication of future performance. Class A shares were offered beginning 12/05/05. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower.

26	SEI Institutional Investments Trust / Annual Report / May 31, 2009

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

SEI INSTITUTIONAL INVESTMENTS TRUST — MAY 31, 2009

Long Duration Fund

Objective

The Long Duration Fund (the “Fund”) seeks to duplicate the return characteristics of high-quality corporate bonds with a duration range of 10-13 years.

Strategy

The Fund’s investment strategy is designed to aid investors, especially corporate pension plans, with asset and liability management in order to reduce funding status volatility caused by changes in interest rates. The Fund seeks to duplicate the risk and return characteristics of a long fixed-income securities portfolio with an approximate duration of 10 to 13 years by using cash bonds and derivative securities, including interest-rate swap agreements and Treasury futures contracts, for the purpose of managing the overall duration of the Fund. Additionally, the Fund will invest in other fixed-income securities, including U.S. agency, corporate and structured securities, to produce incremental return. Due to its long duration or interest-rate sensitivity, the Fund may experience large positive and negative absolute returns depending on changes in interest rates.

Analysis

For the twelve months ended May 31, 2009, the U.S. fixed-income market experienced perhaps one of its most turbulent periods on record. In 2008, the U.S. economy fell into recession when the sharp decline in housing prices and equity markets eroded consumer confidence and brought retail spending to a near standstill. The credit market seized up as illiquidity and stress in the financial system triggered a huge flight to U.S. Treasury securities and created a dysfunctional bond market. The market witnessed such unthinkable events as the nationalization of Fannie Mae and Freddie Mac, the takeovers of Bear Stearns, Merrill Lynch, Wachovia, Washington Mutual and Countrywide Savings & Loan, the cataclysmic bankruptcy of Lehman Brothers, and the collapse of one of the nation’s largest money-market funds. In response to this unprecedented global financial crisis, the Federal Reserve (“Fed”) reacted aggressively to cut the federal funds rate to near zero. Additionally, the Fed and the Treasury Department launched a quantitative easing campaign to promote liquidity and restore market confidence. In 2009, thanks to the accommodative government efforts, the pace of economic contraction slowed and credit markets started to recover. Liquidity conditions and market sentiment significantly improved, evidenced by an increase in corporate bond issuance, a narrowing of yield spreads in the agency mortgage sector, a retreat of inter-bank lending rates, and improving equity markets. Encouraged by these events, investors increased their risk appetites and moved away from Treasury securities, driving a credit rally across all fixed-income spread sectors. Improved capital market sentiment was accompanied by a notable increase in longer-term Treasury yields, as 10-year Treasury yields approached 4% and 30-year yields neared 4.5%. The rise in yields was also driven by unprecedented increases in Treasury issuance and rising fears of inflation.

For the fiscal year ended May 31, 2009, the Fund returned -3.89% compared to 14.79% for its benchmark, the Barclays 15 year Bellweather Swap Index. The Fund’s performance suffered during the period as yield spreads widened to unprecedented levels for many of the non-Treasury sectors of the market. The primary source of underperformance came from the portfolio’s significant allocation to mortgage- and asset-backed securities, which were the worst-performing sectors of the fixed-income market during the period. While these holdings were primarily in senior positions in the capital structure, pricing in all sectors of the mortgage market, particularly the non-agency sectors, suffered as liquidity deteriorated. The portfolio’s corporate allocation also detracted from performance as yield spreads widened in this sector due to poor liquidity and increased concerns about economic strength and corporate profitability.

In early 2009, the Fund implemented a revised investment strategy that focuses more exclusively on long-duration Treasury, agency and corporate obligations and relies less on interest-rate swaps and other derivatives as a source of duration. This strategy was designed to reduce exposure to swaps, which had performed quite well in 2008 but were vulnerable to a reversal of market conditions, as well as to emphasize corporate exposure, which has a stronger correlation to most pension-fund liabilities. This strategy has proved successful in early 2009 as corporate bonds have performed quite well due to an improvement in investor sentiment and market liquidity.

SEI Institutional Investments Trust / Annual Report / May 31, 2009	27

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

SEI INSTITUTIONAL INVESTMENTS TRUST — MAY 31, 2009

Long Duration Fund (Concluded)

Long Duration Fund

AVERAGE ANNUAL TOTAL RETURN1

	One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized Inception to Date
Long Duration Fund, Class A	(3.89)%	(0.40)%	1.36%	0.97%

Comparison of Change in the Value of a $100,000 Investment in the Long Duration Fund, versus the Barclays Long US Treasury Index, and the Barclays 15 Year Bellweather Swap Index

[1]

For the period ended May 31, 2009. Past performance is not an indication of future performance. Class A shares were offered beginning 4/21/04. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower.

[2]	The Lehman 15 Year Bellweather Swap Index is the most appropriate measure of the Fund’s performance.

28	SEI Institutional Investments Trust / Annual Report / May 31, 2009

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

SEI INSTITUTIONAL INVESTMENTS TRUST — MAY 31, 2009

Emerging Markets Debt Fund

Objective

The Emerging Markets Debt Fund (the “Fund”) seeks to maximize total return.

Strategy

Under normal circumstances, the Fund will invest at least 80% of its net assets in fixed-income securities of emerging-market issuers. The Fund will invest primarily in U.S.-dollar-denominated debt securities of government, government-related and corporate issuers in emerging-market countries, as well as entities organized to restructure the outstanding debt of such issuers. The Fund uses a multi-manager approach, relying upon a number of sub-advisors with differing investment philosophies to manage portions of the Fund’s portfolio under the general supervision of SEI Investments Management Corporation (“SIMC”). The sub-advisors will spread the Fund’s holdings across a number of countries and industries to limit its exposure to a single emerging-market economy. There are no restrictions on the Fund’s average portfolio maturity or on the maturity of any specific security. There is not a minimum rating standard for the Fund’s securities, and the Fund’s securities will generally be in the lower or lowest rating categories (including those below investment grade, commonly referred to as “junk bonds”).

Analysis

The Fund underperformed the market during the twelve-month period ended May 31, 2009, returning -3.55% vs. -1.32% for its benchmark, the J.P. Morgan EMBI Global Diversified Index. At the start of the period, emerging-markets debt appeared to have avoided the effects of market deterioration as higher commodity prices and strong economic growth countered fears of a global recession. Russia’s conflict with Georgia in August 2008 sparked concerns within the asset class, but it wasn’t until the U.S. government’s takeover of Fannie Mae and Freddie Mac and the collapse of Lehman Brothers that emerging-markets debt felt the effects of the global financial crisis. As fears of a global recession rose, commodity prices declined on falling demand and the credit crisis intensified. In September and October, the market returned -6.68% and -16.03%, respectively, and on October 24, the market attained its lowest point of the year, returning -27.84%. At their 2008 peak, spreads reached 901 basis points, levels not seen since the Argentine default in 2002, which were 739 basis points wider than the all-time tightest levels for the asset class reached in June 2007. Ratings agencies took action and issued various downgrades across all regions and sectors of the asset class, including Russia, Hungary and Argentina. Emerging-markets debt eventually stabilized in mid-December after negative sentiment abated, enabling it to produce a 7.5% return for the month, its highest monthly return in 2008. Attractive spread valuations, International Monetary Fund (“IMF”) bailout packages, and massive government intervention lured investors back into the asset class, and liquidity began to improve significantly.

After experiencing one of the worst performing quarters in emerging-markets history, positive momentum experienced in December carried into the first quarter of 2009, with central banks slashing rates in an attempt to improve credit conditions and spur growth. The biggest story came over speculation that the IMF’s involvement in assisting nations experiencing significant deterioration would drastically increase. This proved true at the G-20 Summit, as world leaders pledged more than $1 trillion in emergency aid; a new Flexible Credit Line (“FCL”) was also implemented and geared as an insurance policy to higher-quality countries. The $250 billion FCL allotment reserved for these countries provided an additional cushion and resulted in significant spread tightening.

While emerging markets are likely to experience slower growth, they are still expected to outperform the struggling developed markets where fiscal deficits continue to rise as a result of stimulus packages and government support. Technicals have improved and flows continue to enter the asset class on renewed interest in higher-yielding assets. Sovereigns took advantage of the improved market tone and came to market with $17 billion of new issuance in the first quarter, largely among higher-quality credits. That number drastically increased after the G-20 summit and totaled over $50 billion year-to-date through May. Issuance in the corporate market had been non-existent until Gazprom, Russia’s energy giant, came to market as the country’s first company to issue dollar debt since July 2008. New issuance combined with emergency lending from the IMF and other multilateral agencies helped sustain positive momentum in the market.

SEI Institutional Investments Trust / Annual Report / May 31, 2009	29

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

SEI INSTITUTIONAL INVESTMENTS TRUST — MAY 31, 2009

Emerging Markets Debt Fund (Concluded)

The largest detractor from the Fund’s relative performance over the period was an overweight position in Argentina. Argentine debt continued to plunge in the fourth quarter over investor concerns that the government will nationalize the pension system and use those assets to service the country’s debt. This, along with falling commodity prices, an ongoing dispute with the government and farmers over export taxes, and poor fiscal policies, resulted in significant spread widening and implied default valuations. An overweight to Russia also hurt relative performance as a highly-levered corporate sector caused investors to reduce their holdings in Russian assets, leaving its economy exposed as it relied heavily on external financing to support growth. These events, along with price declines in oil, the country’s largest export, resulted in a 35% reduction in international reserves used to stabilize a weakening ruble. Also hurting relative performance was selection in the corporate market, where spreads widened to over 1,000 basis points. Most emerging-markets corporate bonds have a shorter life and, as they begin to mature in the very near future, refinancing the debt could prove difficult.

The Fund’s underweight to Ecuador added to performance as the government threatened and eventually announced a default on its global bonds. While Ecuador is able to meet the payment from a fiscal standpoint, the government decided not to service the debt, which came as a surprise to many. Falling oil prices negatively impact Ecuador’s fiscal position, as oil is the country’s largest export and biggest contributor to government revenues. An overweight to Brazil assisted performance, as the country was better positioned to withstand the crisis than its regional counterparts. The central bank also slashed rates to encourage spending and help spur growth. An overweight position in Ukraine also added to relative performance as government leaders resolved some of their differences and met the IMF’s conditions in order to receive the second tranche of its $16 billion loan.

Emerging Markets Debt Fund

AVERAGE ANNUAL TOTAL RETURN1

	One Year Return	Annualized 3 Year Return	Annualized Inception to Date
Emerging Markets Debt Fund, Class A	(3.55)%	5.34%	4.88%

Comparison of Change in the Value of a $100,000 Investment in the Emerging Markets Debt Fund, versus the J.P. Morgan EMBI Global Diversified Index

[1]

For the period ended May 31, 2009. Past performance is not an indication of future performance. Class A shares were offered beginning 12/05/05. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower.

30	SEI Institutional Investments Trust / Annual Report / May 31, 2009

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

SEI INSTITUTIONAL INVESTMENTS TRUST — MAY 31, 2009

Real Return Fund

Objective

The Real Return Fund (formerly known as “Real Return Plus Fund”) (the “Fund”) seeks to maximize total return relative to the Barclays Capital 1-5 Year U.S. Treasury Inflation Notes Index.

Strategy

The Fund uses a multi-manager approach under the general supervision of SEI Investments Management Corporation (“SIMC”), allocating the assets among multiple sub-advisors using different investment strategies designed to produce a total return that exceeds the rate of inflation in the U.S. To a limited extent, SIMC may also directly manage a portion of the Fund’s portfolio. Under normal circumstances, the Fund will invest primarily in investment-grade securities, including inflation-indexed bonds of varying maturities issued by the U.S. Treasury, other U.S. government agencies and instrumentalities and non-government entities such as corporations. An inflation-indexed bond is a bond that is structured so that its principal value will change with inflation. The Fund may also invest in other financial instruments or use other investment techniques to seek to obtain market exposure to the securities in which the Fund primarily invests.

Market Review

For the 12 months ended May 31, 2009, the U.S. fixed-income market experienced one of its most turbulent periods on record. In 2008, the U.S. economy fell into recession when the sharp decline in housing prices and equity markets eroded consumer confidence and brought retail spending to a near standstill. The credit market seized up as illiquidity and stress in the financial system triggered a huge flight to U.S. Treasury securities and created a dysfunctional bond market. The market witnessed such unthinkable events as the nationalization of Fannie Mae and Freddie Mac, the takeovers of Bear Stearns, Merrill Lynch, Wachovia, Washington Mutual and Countrywide Savings & Loan, the cataclysmic bankruptcy of Lehman Brothers, and the collapse of one of the nation’s largest money-market funds. In response to this unprecedented global financial crisis, the Federal Reserve (“Fed”) reacted aggressively to cut the federal funds rate to near zero. Additionally, the Fed and the Treasury Department launched a quantitative easing campaign to promote liquidity and restore market confidence. In 2009, thanks to the accommodative government efforts, the pace of economic contraction slowed and credit markets started to recover. Liquidity conditions and market sentiment significantly improved, evidenced by an increase in corporate bond issuance, a narrowing of yield spreads in the agency mortgage sector, a retreat of inter-bank lending rates and improving equity markets. Encouraged by these events, investors increased their risk appetites and moved away from Treasury securities, driving a credit rally across all fixed-income spread sectors. Improved capital market sentiment was accompanied by a notable increase in longer-term Treasury yields, as 10-year Treasury yields approached 4% and 30-year yields neared 4.5%. The rise in yields was also driven by unprecedented increases in Treasury issuance and rising fears of inflation.

Portfolio Review and Outlook

For the majority of the 12 month period ended May 31, 2009 (prior to an investment objective and strategy change in May 2009), the Fund operated under its prior investment objective in which it sought to maximize total return relative to the Barclays Capital 1-10 Year U.S. Treasury Inflation Notes Index via overlay investment by Global Tactical Asset Allocation (“GTAA”) managers.

In May 2009, SEI decided that it would forego combining GTAA and passive Treasury Inflation-Protected Securities (“TIPS”) management in favor of an active TIPS strategy without GTAA overlay. The Fund’s name was changed to the Real Return Fund, and its benchmark was changed to the Barclays Capital 1-5 Year U.S. TIPS Index. By moving to TIPS within a shorter maturity range, there should be comparable inflation protection with less volatility, which corresponds to the Fund’s goal of providing an inflation-protected, low-risk anchor for the overall portfolio.

Prior to the May 2009 objective and strategy change, the Fund’s investment strategy focused on providing passive implementation of the Barclays Capital 1-10 Year U.S. Treasury Inflation Notes Index and then seeking active management performance through GTAA management. GTAA investment strategies involve directional bets in the relative performance of equity markets, bond markets and currencies among both developed and emerging countries. Risk in the strategy is controlled at three levels. First, each manager

SEI Institutional Investments Trust / Annual Report / May 31, 2009	31

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

SEI INSTITUTIONAL INVESTMENTS TRUST — MAY 31, 2009

Real Return Fund (Concluded)

diversifies within its individual strategy to provide risk control. Second, the manager selection process enhances diversification through the selection of managers with different styles. Third, the GTAA component of the strategy itself is sized to provide long-term GTAA alpha while preserving the inflation beta of the TIPS.

The Fund trailed its benchmark by 21 basis points, declining by 0.17% for the 12 months ended May 31, 2009, compared to an increase of 0.04% for its benchmark the Barclays Capital 1-10 Year U.S. Treasury Inflation Notes Index.

Deflationary concerns in the wake of sell-offs in the global equity markets during the second half of 2008 were replaced by a flight to inflationary safe havens in response to massive fiscal stimulus spending, increasing government debt issuances, and central bank monetizing of debt later in the fiscal year.

The Fund’s GTAA managers experienced a challenging environment for the fiscal year. Generally speaking, currency selection proved to be the most consistent positive contributor to performance, as increasing risk aversion and a flight to liquidity benefited safe-haven currencies. Country selection within equities provided mixed results for much of the year, as poor performance in relative valuation was offset by stronger performance in flow-based and macroeconomic factors.

In fixed income, country and asset class selection suffered, as most global Treasury markets rose, counter to valuation indicators; investors fled to safe havens in the face of increasing equity volatility. Bond markets, particularly in the latter half of 2008, exhibited unusual characteristics where markets yielding above historical norms underperformed markets with suppressed yields.

For the passive TIPS strategy, the manager bought securities based on the Fund’s benchmark. Performance from this strategy was similar to the index.

Real Return Fund

AVERAGE ANNUAL TOTAL RETURN1

	One Year Return	Annualized Inception to Date
Real Return Fund, Class A	(0.17)%	6.10%

Comparison of Change in the Value of a $100,000 Investment in the Real Return Fund, versus the Barclays 1-5 Year US TIPS Index, and the Barclays 1-10 Year US TIPS Index

[1]

For the period ended May 31, 2009. Past performance is not an indication of future performance. Class A shares were offered beginning 12/14/06. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower.

32	SEI Institutional Investments Trust / Annual Report / May 31, 2009

SCHEDULE OF INVESTMENTS

Large Cap Fund

May 31, 2009

Description	Shares	Market Value ($ Thousands)

COMMON STOCK — 94.3%

Consumer Discretionary — 8.8%
Advance Auto Parts	4,600	$196
Aeropostale*	4,300	149
Amazon.com* (A)	24,300	1,895
American Eagle Outfitters	1,000	15
Ameristar Casinos	8,300	167
Apollo Group, Cl A*	10,700	632
Autoliv	4,000	111
AutoNation*	500	8
AutoZone*	2,587	394
Barnes & Noble (A)	4,300	106
Bed Bath & Beyond*	500	14
Best Buy	4,600	161
Big Lots*	1,000	23
Black & Decker	700	22
Blyth	1,700	56
BorgWarner	400	13
Brinker International	700	12
Cablevision Systems, Cl A	12,026	229
Career Education*	5,800	117
Carmax*	600	7
Carnival	600	15
CBS, Cl B	13,300	98
Centex	2,000	17
Charlotte Russe Holding*	6,300	64
Coach	44,110	1,159
Comcast, Cl A	150,117	2,067
Core-Mark Holding*	2,100	55
Darden Restaurants	3,100	112
Deckers Outdoor*	1,700	98
Dick’s Sporting Goods*	2,000	36
DIRECTV Group* (A)	22,100	497
DISH Network, Cl A*	41,800	686
Dollar Tree*	1,300	58
Domino’s Pizza* (A)	5,000	45
DR Horton	1,300	12
DreamWorks Animation SKG, Cl A*	3,600	100
Eastman Kodak (A)	177,900	464
Expedia*	600	11

Description	Shares	Market Value ($ Thousands)

Family Dollar Stores	8,600	$260
Foot Locker	5,200	58
Ford Motor*	6,400	37
GameStop, Cl A* (A)	9,300	232
Gannett (A)	8,000	38
Gap	62,500	1,116
Garmin (A)	17,900	374
Gentex	500	6
Genuine Parts	3,758	126
Goodyear Tire & Rubber* (A)	5,500	63
Grand Canyon Education*	6,300	85
H&R Block	38,700	565
Hanesbrands*	300	5
Harley-Davidson (A)	10,900	185
Harman International Industries	1,300	24
Hasbro	28,500	724
Hillenbrand	1,500	26
Home Depot	40,700	943
International Game Technology	28,200	490
International Speedway, Cl A	8,300	206

ITT Educational Services*	1,600	147
J.C. Penney	33,800	882
Jarden*	600	11
John Wiley & Sons, Cl A	400	13
Johnson Controls	13,016	260
KB Home	600	9
Kohl’s*	4,994	212
Landry’s Restaurants (A)	2,300	23
Leggett & Platt	24,700	363
Lennar, Cl A	4,800	46
Liberty Global, Cl A* (A)	2,474	34
Liberty Media - Capital, Ser A*	500	7
Liberty Media - Entertainment, Cl A*	7,500	181
Limited Brands (A)	59,200	740
Lincoln Educational Services*	5,900	109
Lowe’s	86,850	1,651
Macy’s	800	9
Magna International, Cl A	1,800	58
Marriott International, Cl A (A)	18,700	437
Mattel	800	13
McDonald’s	58,685	3,462
McGraw-Hill	31,900	960
Meredith	500	13
MGM Mirage*	2,300	17
Monro Muffler	2,100	56
Newell Rubbermaid	2,000	23
News, Cl A	56,200	550
NIKE, Cl B	53,180	3,034
Nordstrom	200	4
Office Depot*	900	4
Omnicom Group	20,100	613
O’Reilly Automotive*	2,300	83
Panera Bread, Cl A* (A)	900	48
Penn National Gaming*	1,400	46

SEI Institutional Investments Trust / Annual Report / May 31, 2009	33

SCHEDULE OF INVESTMENTS

Large Cap Fund (Continued)

May 31, 2009

Description	Shares	Market Value ($ Thousands)

PetSmart	9,600	$195
Polo Ralph Lauren, Cl A	1,700	91
priceline.com*	100	11
Pulte Homes (A)	2,100	18
RadioShack	21,200	285
Regal Entertainment Group, Cl A	600	8
Ross Stores	20,400	799
Royal Caribbean Cruises	1,700	26
Scientific Games, Cl A*	2,500	45
Scripps Networks Interactive, Cl A	700	19
Sears Holdings* (A)	24,650	1,402
Shaw Communications, Cl B	9,700	169
Sherwin-Williams	4,925	260
Smith & Wesson Holding* (A)	19,700	104
Snap-On	1,817	57
Stanley Works	8,600	307
Staples (A)	88,100	1,802
Starbucks*	4,900	70
Starwood Hotels & Resorts Worldwide (A)	17,280	423
Strayer Education (A)	200	37
Sturm Ruger	1,300	15
Target	39,244	1,542
Texas Roadhouse, Cl A*	2,100	24
Tiffany	300	8
Tim Hortons	1,000	26
Time Warner	85,832	2,010
Time Warner Cable, Cl A	21,270	655
TJX (A)	28,600	844
Toll Brothers*	1,400	26
VF	3,759	214
Viacom, Cl B*	12,918	286
Virgin Media	9,100	79
Walt Disney	102,342	2,479
Weight Watchers International	38,500	902
Whirlpool (A)	10,700	451
Williams-Sonoma	2,500	32
Wyndham Worldwide	4,300	51
Wynn Resorts*	200	7
Yum! Brands	26,150	906

		46,287

Consumer Staples — 10.2%
Altria Group	30,138	515
Archer-Daniels-Midland	59,300	1,632
Avon Products	30,620	813
BJ’s Wholesale Club* (A)	12,100	426
Brown-Forman, Cl B	7,075	310
Bunge (A)	6,900	436
Campbell Soup	36,000	998
Central European Distribution*	400	10
Chiquita Brands International* (A)	19,400	203
Church & Dwight	400	20
Clorox	9,900	519
Coca-Cola	109,721	5,394

Description	Shares	Market Value ($ Thousands)

Coca-Cola Enterprises	13,500	$225
Colgate-Palmolive	34,126	2,251
ConAgra Foods	54,600	1,015
Constellation Brands, Cl A*	10,800	125
Corn Products International	16,700	441
Costco Wholesale	49,630	2,408
CVS Caremark	75,167	2,240
Dean Foods*	600	11
Del Monte Foods	48,000	393
Dr Pepper Snapple Group*	700	15
Energizer Holdings*	900	47
Estee Lauder, Cl A	2,100	70
General Mills	25,146	1,287
Hansen Natural*	1,100	40
Herbalife	7,100	207
Hershey	12,000	423
HJ Heinz (A)	14,007	512
JM Smucker	5,900	237
Kellogg	17,482	756
Kimberly-Clark	16,954	880
Kraft Foods, Cl A	64,884	1,694
Kroger	61,822	1,410
Lorillard	359	24
McCormick	1,781	54
Molson Coors Brewing, Cl B	1,200	53
NBTY*	400	10
Pepsi Bottling Group	26,500	871
PepsiAmericas	600	16
PepsiCo	85,817	4,467
Philip Morris International	20,538	876
Prestige Brands Holdings*	8,600	54
Procter & Gamble	192,847	10,016
Reynolds American	18,184	727
Safeway	75,300	1,526
Sara Lee	43,000	387
Smithfield Foods* (A)	1,200	15
Spartan Stores	8,900	110
Supervalu	31,400	521
Sysco	11,624	279
Tyson Foods, Cl A	6,500	87
Walgreen	58,200	1,734
Wal-Mart Stores	82,612	4,109
Whole Foods Market	800	15

		53,914

Energy — 11.2%
Alpha Natural Resources* (A)	3,400	94
Anadarko Petroleum	15,400	736
Apache	4,900	413
Arch Coal	2,000	37
Baker Hughes	2,701	106
BJ Services	3,400	53
Cabot Oil & Gas	700	25

34	SEI Institutional Investments Trust / Annual Report / May 31, 2009

Description	Shares	Market Value ($ Thousands)

Cameron International*	40,858	$1,276
Chesapeake Energy	14,300	324
Chevron	127,884	8,526
Cimarex Energy	4,500	147
ConocoPhillips	121,297	5,560
Consol Energy	1,200	49
Delek US Holdings	2,000	20
Denbury Resources*	4,600	79
Devon Energy	9,300	588
Diamond Offshore Drilling (A)	3,100	261
Dresser-Rand Group*	14,600	409
El Paso	1,600	16
Encore Acquisition*	2,400	85
ENSCO International	1,500	58
EOG Resources	20,400	1,493
Exterran Holdings*	3,900	78
Exxon Mobil	251,955	17,473
FMC Technologies*	700	29
Forest Oil*	700	13
Frontier Oil	3,100	54
Frontline (A)	2,600	61
Geokinetics*	1,300	17
Halliburton	92,920	2,131
Harvest Natural Resources*	3,900	21
Helix Energy Solutions Group*	500	6
Helmerich & Payne	300	10
Hess	9,473	631
Holly	4,800	116
Marathon Oil	63,164	2,014
Massey Energy (A)	2,300	53
Murphy Oil	9,400	555
Nabors Industries*	2,600	46
National Oilwell Varco*	2,444	94
Newfield Exploration*	500	18
Noble Energy	300	18
Occidental Petroleum	26,600	1,785
Oceaneering International*	700	36
Overseas Shipholding Group (A)	3,700	125
Patterson-UTI Energy	10,600	152
Peabody Energy	7,100	241
Petro-Canada	4,800	214
PetroHawk Energy*	6,300	159
Pioneer Natural Resources	2,100	59
Pride International*	3,000	73
Quicksilver Resources*	1,300	15
Range Resources	200	9
Schlumberger	67,236	3,848
SEACOR Holdings*	8,100	619
Smith International	2,900	85
Southern Union (A)	1,700	30
Southwestern Energy*	1,300	56
Spectra Energy	28,400	456
St. Mary Land & Exploration	1,800	39
Suncor Energy	15,314	542

Description	Shares	Market Value ($ Thousands)

Sunoco	12,500	$380
Superior Energy Services*	2,400	55
Tesoro (A)	11,100	188
Tidewater	16,100	767
Transocean*	9,000	715
Unit*	300	10
Valero Energy	69,100	1,546
Walter Industries	2,000	65
Weatherford International*	29,400	609
Western Refining (A)	17,200	245
Whiting Petroleum*	2,000	94
Williams	5,200	87
XTO Energy	38,637	1,652

		58,749

Financials — 14.2%
ACE	4,200	185
Affiliated Managers Group*	300	17
Aflac	72,340	2,568
Allied World Assurance Holdings	5,900	223
Allstate	79,120	2,036
AMB Property‡	1,000	18
American Express	48,497	1,205
American Financial Group	20,300	435
American International Group (A)	18,800	32
AmeriCredit* (A)	3,100	39
Ameriprise Financial	51,400	1,552
Annaly Capital Management‡ (A)	35,100	489
AON	2,161	78
Arch Capital Group*	1,300	74
Argo Group International Holdings*	2,800	78
Arthur J Gallagher	900	19
Associated Banc	1,200	17
Assurant	8,107	192
Astoria Financial	13,500	104
AvalonBay Communities‡	203	13
Axis Capital Holdings	20,900	499
Bancorpsouth (A)	5,100	113
Bank of America	241,681	2,724
Bank of Hawaii	2,400	90
Bank of New York Mellon	122,986	3,417
BB&T (A)	50,201	1,126
BOK Financial	12,300	499
Boston Properties‡	700	34
Brandywine Realty Trust‡	30,900	230
BRE Properties‡	1,700	42
Brookfield Asset Management, Cl A	32,100	565
Brown & Brown (A)	8,600	166
Camden Property Trust‡	500	15
Capital One Financial	53,650	1,311
Capitol Federal Financial	1,500	63
Cardinal Financial	3,100	25
CB Richard Ellis Group, Cl A*	1,400	10
Charles Schwab	177,635	3,126

SEI Institutional Investments Trust / Annual Report / May 31, 2009	35

SCHEDULE OF INVESTMENTS

Large Cap Fund (Continued)

May 31, 2009

Description	Shares	Market Value ($ Thousands)

Chubb	34,860	$1,382
Cincinnati Financial	28,600	647
CIT Group (A)	10,800	41
Citigroup (A)	66,115	246
City National (A)	2,300	84
CME Group, Cl A	10,190	3,277
CNA Financial (A)	2,400	35
Comerica	11,000	238
Commerce Bancshares (A)	4,330	136
Credicorp	2,700	163
Cullen/Frost Bankers	2,900	142
Digital Realty Trust‡	300	11
Discover Financial Services	17,750	170
Duke Realty‡ (A)	24,200	230
Eaton Vance	2,500	68
Endurance Specialty Holdings (A)	20,900	574
Equity Residential‡	2,300	56
Essex Property Trust‡ (A)	500	34
Everest Re Group	6,400	443
Federal Realty Investment Trust‡	100	5
Federated Investors, Cl B	5,700	143
Fidelity National Financial, Cl A	600	8
Fifth Third Bancorp	2,400	17
First Horizon National	2,850	35
Flushing Financial	2,900	29
Forest City Enterprises, Cl A	3,700	26
Franklin Resources	9,371	626
Fulton Financial (A)	2,800	16
Goldman Sachs Group	28,064	4,057
Greenlight Capital Re, Cl A*	3,800	63
Hallmark Financial Services*	2,600	18
Hanover Insurance Group	400	14
Hartford Financial Services Group	13,323	191
HCC Insurance Holdings	6,100	151
HCP‡	9,700	225
Health Care REIT‡ (A)	1,100	38
Hercules Technology Growth Capital	761	6
Hospitality Properties Trust‡	7,000	98
Host Hotels & Resorts‡	16,200	152
HRPT Properties Trust‡	4,000	19
Hudson City Bancorp	48,700	625
Huntington Bancshares (A)	29,800	117
IntercontinentalExchange*	23,100	2,490
Invesco	800	12
Jefferies Group	4,000	86
Jones Lang LaSalle	800	28
JPMorgan Chase	188,570	6,958
Keycorp (A)	22,400	112
LaSalle Hotel Properties‡	5,100	70
Lazard, Cl A	1,400	40
Legg Mason	600	12
Leucadia National (A)	4,300	90
Liberty Property Trust‡	3,900	91
Lincoln National	15,500	294

Description	Shares	Market Value ($ Thousands)

Loews	15,647	$423
M&T Bank (A)	1,600	80
Mack-Cali Realty‡	400	10
Marsh & McLennan	12,325	233
Marshall & Ilsley	3,200	21
MBIA* (A)	7,900	51
Mercury General	500	17
MetLife	3,690	116
Montpelier Re Holdings	22,000	294
Moody’s (A)	12,300	337
Morgan Stanley	74,877	2,270
NASDAQ OMX Group*	600	13
New York Community Bancorp (A)	15,900	176
NewAlliance Bancshares (A)	11,900	154
Northern Trust	6,695	386
NYSE Euronext	76,700	2,301
OneBeacon Insurance Group, Cl A	8,300	90
optionsXpress Holdings	11,100	190
PartnerRe	1,000	65
People’s United Financial	2,900	46
PHH*	6,300	97
Platinum Underwriters Holdings	13,200	381
Plum Creek Timber‡	300	10
PNC Financial Services Group	21,929	999
Principal Financial Group	8,700	193
Progressive	16,500	266
ProLogis‡ (A)	7,100	60
Prospect Capital (A)	10,400	89
Protective Life	8,400	104
Prudential Financial	56,800	2,267
Public Storage‡	2,200	147
Ramco-Gershenson Properties‡	2,400	22
Raymond James Financial (A)	7,600	121
Regions Financial (A)	37,655	158
RenaissanceRe Holdings	1,600	73
Riskmetrics Group*	1,200	19
Simon Property Group‡	316	17
SL Green Realty‡ (A)	9,800	224
SLM* (A)	9,900	66
StanCorp Financial Group	7,600	236
State Street	36,100	1,677
SunTrust Banks (A)	5,100	67
Synovus Financial	400	1
T. Rowe Price Group	5,032	204
TCF Financial (A)	4,400	63
TD Ameritrade Holding*	4,900	83
TFS Financial	1,200	13
Torchmark	4,345	174
Transatlantic Holdings	400	15
Travelers	46,018	1,871
UDR‡ (A)	2,223	24
Unum Group	44,200	756
US Bancorp (A)	66,255	1,272
Validus Holdings	2,400	55

36	SEI Institutional Investments Trust / Annual Report / May 31, 2009

Description	Shares	Market Value ($ Thousands)

Valley National Bancorp (A)	10,266	$125
Ventas‡	300	9
Vornado Realty Trust‡ (A)	705	33
Waddell & Reed Financial, Cl A	1,100	27
Walter Investment Management‡*	349	5
Webster Financial	2,000	15
Wells Fargo	260,764	6,650
Whitney Holding	100	1
Wilmington Trust	500	7
World Acceptance* (A)	2,100	42
WR Berkley	6,800	147
XL Capital, Cl A	5,100	52
Zions Bancorporation	1,900	26

		74,604

Health Care — 14.0%
Abbott Laboratories	71,208	3,209
Aetna	124,800	3,342
Allergan	84,400	3,725
American Medical Systems Holdings* (A)	8,000	121
AmerisourceBergen	16,500	612
Amgen*	70,300	3,511
Amylin Pharmaceuticals* (A)	26,450	299
Baxter International	28,384	1,453
Beckman Coulter	200	11
Becton Dickinson	6,747	457
Biogen Idec* (A)	9,300	482
Boston Scientific*	14,200	133
Bristol-Myers Squibb	71,413	1,423
C.R. Bard	6,070	434
Cantel Medical*	7,800	106
Cardinal Health	5,984	214
Celgene*	6,276	265
Cephalon* (A)	2,400	140
Cerner*	500	29
CIGNA	20,814	461
Covance*	600	25
Coventry Health Care*	12,500	226
Covidien	23,700	847
Cyberonics* (A)	2,800	41
DaVita*	4,300	194
Dentsply International	1,700	50
Edwards Lifesciences*	3,700	236
Eli Lilly	70,904	2,451
Endo Pharmaceuticals Holdings*	25,400	405
Enzon Pharmaceuticals* (A)	5,400	43
Express Scripts*	9,500	608
Forest Laboratories*	49,300	1,168
Gen-Probe*	5,200	222
Genzyme*	700	41
Gilead Sciences* (A)	83,618	3,604
Health Management Associates, Cl A*	900	5
Health Net*	1,400	21
HLTH*	6,500	76

Description	Shares	Market Value ($ Thousands)

Humana*	8,900	$279
Idexx Laboratories* (A)	400	17
Illumina* (A)	600	22
IMS Health	11,100	134
Intuitive Surgical* (A)	3,000	449
Invacare	2,400	41
Inverness Medical Innovations*	1,400	46
Isis Pharmaceuticals*	2,000	28
Johnson & Johnson	149,234	8,232
Kindred Healthcare*	2,800	37
Kinetic Concepts*	13,100	340
King Pharmaceuticals*	48,300	457
Laboratory Corp of America Holdings*	2,452	149
Life Technologies*	326	13
LifePoint Hospitals*	3,000	82
Lincare Holdings*	11,200	244
Masimo* (A)	6,200	148
McKesson	6,917	285
Medco Health Solutions*	51,846	2,379
Medtronic	43,971	1,510
Merck	123,364	3,402
Mylan Laboratories* (A)	21,400	283
Noven Pharmaceuticals*	9,200	102
Novo Nordisk ADR	23,800	1,239
Omnicare	4,900	132
PerkinElmer	500	8
Pfizer	307,179	4,666
Pharmaceutical Product Development	1,500	30
Quest Diagnostics	16,900	883
Schering-Plough	100,800	2,459
Sepracor*	5,400	84
St. Jude Medical*	21,650	845
Stryker	18,791	722
Synovis Life Technologies*	1,400	27
Techne	200	12
Teleflex	2,900	130
Teva Pharmaceutical Industries ADR	9,610	445
Thermo Fisher Scientific*	27,673	1,077
UnitedHealth Group	217,500	5,785
Universal Health Services, Cl B	7,900	434
Valeant Pharmaceuticals International*	2,600	60
Varian Medical Systems*	1,600	57
VCA Antech*	1,100	27
Vertex Pharmaceuticals*	2,900	87
Warner Chilcott, Cl A* (A)	17,300	228
Watson Pharmaceuticals*	8,400	254
WellPoint*	35,700	1,663
Wyeth	45,860	2,057
Zimmer Holdings*	26,205	1,167

		73,947

Industrials — 7.9%
3M	10,798	617
ABB ADR	15,300	252

SEI Institutional Investments Trust / Annual Report / May 31, 2009	37

SCHEDULE OF INVESTMENTS

Large Cap Fund (Continued)

May 31, 2009

Description	Shares	Market Value ($ Thousands)

Aecom Technology*	3,100	$99
American Reprographics*	2,900	25
American Science & Engineering	300	19
Ampco-Pittsburgh	1,100	29
Avery Dennison	300	8
BE Aerospace*	1,200	18
Beacon Roofing Supply*	7,900	114
Boeing	24,305	1,090
Bucyrus International, Cl A	300	9
Burlington Northern Santa Fe	11,880	861
C.H. Robinson Worldwide	3,687	187
Carlisle	4,300	98
Caterpillar	27,200	964
Chart Industries*	6,900	146
Cintas	2,200	51
Continental Airlines, Cl B* (A)	2,500	23
Cooper Industries, Cl A	4,100	135
Corrections of America*	300	5
CSX	25,090	797
Cummins	14,800	480
Danaher (A)	6,820	412
Deere	6,200	270
Delta Air Lines* (A)	600	4
Dover	22,600	711
Dun & Bradstreet	2,007	164
Eaton	2,300	100
Emerson Electric (A)	30,848	990
Expeditors International Washington (A)	48,500	1,591
Fastenal (A)	8,000	266
FedEx	7,800	432
First Solar* (A)	700	133
Flowserve	700	51
Fluor (A)	32,600	1,532
Foster Wheeler*	16,000	424
Gardner Denver*	19,000	538
GATX (A)	1,100	28
General Cable* (A)	2,000	76
General Dynamics	32,786	1,865
General Electric (A)	612,443	8,256
Goodrich	7,000	340
Graco	1,200	27
Hertz Global Holdings*	2,800	19
Honeywell International	8,922	296
Hubbell, Cl B	2,000	66
IDEX	3,600	84
Illinois Tool Works	3,200	103
Ingersoll-Rand, Cl A	1,700	34
Iron Mountain*	100	3
ITT	11,760	484
Jacobs Engineering Group*	3,200	137
JB Hunt Transport Services (A)	2,200	68
Joy Global	100	3
Kansas City Southern*	2,600	43
KBR	2,600	48

Description	Shares	Market Value ($ Thousands)

Kennametal	4,000	$76
L-3 Communications Holdings, Cl 3	8,500	625
Landstar System	400	15
Lincoln Electric Holdings (A)	2,400	98
Lockheed Martin	8,185	684
Manpower	900	38
Masco	1,400	15
McDermott International*	2,700	59
Monster Worldwide*	500	6
MSC Industrial Direct, Cl A (A)	1,800	65
Norfolk Southern	30,200	1,123
Northrop Grumman	31,259	1,488
Owens Corning*	1,000	14
Paccar	300	9
Pall	500	13
Parker Hannifin	8,400	355
Pentair	4,900	123
Pitney Bowes	2,100	48
Polypore International*	2,500	25
Precision Castparts	2,565	212
Quanta Services*	32,000	730
Raytheon	17,488	781
Republic Services, Cl A	5,715	130
Robert Half International (A)	700	15
Rockwell Automation	800	25
Roper Industries	1,000	43
RR Donnelley & Sons	42,400	572
Ryder System	200	6
Shaw Group*	16,200	441
Southwest Airlines	22,000	148
Spirit Aerosystems Holdings, Cl A*	1,000	14
Stericycle*	2,502	125
SunPower, Cl A* (A)	2,000	58
Terex* (A)	16,100	216
Textron	1,900	22
Thomas & Betts*	16,300	500
Timken	100	2
Toro	1,500	46
Trinity Industries (A)	1,500	23
Tyco International	27,400	756
Union Pacific	21,762	1,072
United Parcel Service, Cl B	39,900	2,041
United Rentals*	1,000	5
United Technologies	35,019	1,842
URS*	2,900	139
USG*	700	8
UTi Worldwide*	2,200	29
Valmont Industries	100	7
Waste Management	19,900	549
Watson Wyatt Worldwide, Cl A	800	31
WESCO International*	3,600	96
WW Grainger	4,200	331

		41,519

38	SEI Institutional Investments Trust / Annual Report / May 31, 2009

Description	Shares	Market Value ($ Thousands)

Information Technology — 18.2%
Accenture, Cl A	20,000	$599
Activision Blizzard*	62,280	752
Acxiom	26,400	282
Adobe Systems*	46,800	1,319
Advanced Micro Devices*	5,700	26
Affiliated Computer Services, Cl A*	3,900	175
Agilent Technologies*	500	9
Agilysys	4,900	32
Akamai Technologies*	1,700	38
Alliance Data Systems* (A)	4,400	178
Altera	17,000	289
Amdocs*	12,500	271
Amphenol, Cl A	1,000	33
Analog Devices	7,000	171
Apple*	57,417	7,798
Arris Group*	4,600	56
Autodesk*	200	4
Automatic Data Processing	11,546	439
Avnet*	7,900	182
BMC Software*	7,100	242
Brightpoint*	2,900	17
Broadcom, Cl A*	16,420	418
Brocade Communications Systems*	1,100	8
CA	70,800	1,236
Cadence Design Systems*	2,800	16
Ciena*	1,200	13
Cisco Systems*	259,920	4,809
Citrix Systems*	500	16
Cognizant Technology Solutions, Cl A*	1,600	40
CommScope*	1,400	37
Computer Sciences*	20,500	870
Compuware*	16,100	123
Convergys*	1,900	18
Corning	1,300	19
Cree* (A)	2,700	82
Cypress Semiconductor*	6,800	58
Dell*	110,720	1,282
Diebold	4,500	111
Dolby Laboratories, Cl A*	3,900	141
eBay* (A)	110,900	1,954
Electronic Arts*	52,126	1,198
EMC*	131,400	1,544
Equinix*	300	22
F5 Networks*	5,800	184
Factset Research Systems	500	26
Fidelity National Information Services	1,051	20
Fiserv*	200	9
Global Payments	1,300	47
Google, Cl A*	18,389	7,672
Harris	9,400	292
Harris Stratex Networks, Cl A*	3,329	16
Hewitt Associates, Cl A*	13,900	403
Hewlett-Packard	134,660	4,626

Description	Shares	Market Value ($ Thousands)

IAC*	800	$13
Ingram Micro, Cl A*	48,200	796
Integrated Device Technology*	3,700	21
Intel	114,846	1,805
Interactive Intelligence*	5,700	74
International Business Machines	41,471	4,407
International Rectifier*	1,100	16
Intuit*	75,500	2,055
Itron*	1,000	58
Jabil Circuit	8,900	70
JDS Uniphase*	4,100	22
Juniper Networks* (A)	62,000	1,533
Lam Research* (A)	1,400	37
Lender Processing Services	200	6
Lexmark International, Cl A*	5,000	82
Linear Technology	28,797	674
Macrovision Solutions*	8	—
Marvell Technology Group*	6,000	69
Mastercard, Cl A (A)	12,300	2,169
McAfee*	7,800	306
MEMC Electronic Materials*	1,400	27
Metavante Technologies*	4,900	126
Mettler Toledo International*	4,100	292
Microchip Technology (A)	4,300	93
Micron Technology*	9,600	48
Microsoft	292,074	6,101
Molex (A)	5,400	82
Motorola	26,100	158
National Instruments	3,800	81
National Semiconductor (A)	8,200	114
NCR*	31,300	336
NetApp*	3,200	62
NeuStar, Cl A*	7,400	148
Nokia ADR	45,300	693
Novell*	900	4
Novellus Systems*	1,100	20
Nvidia*	5,300	55
ON Semiconductor*	5,200	36
Oracle	85,781	1,680
Paychex	21,700	594
QLogic* (A)	700	10
Qualcomm	176,707	7,703
Rambus*	2,700	35
Red Hat*	5,800	116
Research In Motion* (A)	38,010	2,989
RightNow Technologies*	12,700	112
SAIC*	2,500	44
SanDisk*	2,500	39
Seagate Technology	35,800	312
Silicon Laboratories*	2,500	84
Sohu.com*	400	25
Sun Microsystems*	6,600	59
Sybase*	1,800	59
Symantec*	176,140	2,746

SEI Institutional Investments Trust / Annual Report / May 31, 2009	39

SCHEDULE OF INVESTMENTS

Large Cap Fund (Continued)

May 31, 2009

Description	Shares	Market Value ($ Thousands)

Synopsys*	13,400	$261
Tellabs*	6,900	38
Teradata*	71,600	1,547
Texas Instruments	86,932	1,686
Trimble Navigation*	5,000	96
Tyco Electronics	11,600	201
Varian Semiconductor Equipment Associates*	1,300	31
VeriSign* (A)	72,600	1,700
Visa, Cl A	87,790	5,944
Vishay Intertechnology* (A)	18,400	102
VMware, Cl A* (A)	2,800	87
Western Digital*	13,400	333
Western Union	57,192	1,008
Xerox	59,079	402
Xilinx	28,200	585
Yahoo!* (A)	136,600	2,164
Zebra Technologies, Cl A*	16,400	358

		96,061

Materials — 2.8%
Air Products & Chemicals	600	39
Airgas	300	13
AK Steel Holding	1,100	16
Alcoa (A)	12,700	117
Allegheny Technologies	700	25
Ball	1,500	60
Bemis	13,100	329
Carpenter Technology	2,400	54
Celanese, Cl A	5,600	115
Cliffs Natural Resources	2,900	79
Commercial Metals	800	14
Crown Holdings*	2,400	56
Dow Chemical	12,800	226
E.I. Du Pont de Nemours	13,500	384
Eagle Materials (A)	4,400	108
Eastman Chemical	24,300	1,007
Ecolab	5,000	187
FMC	2,000	109
Freeport-McMoRan Copper & Gold, Cl B	8,400	457
International Flavors & Fragrances	1,000	32
International Paper	14,400	207
Koppers Holdings	4,500	114
Lubrizol	20,900	934
Martin Marietta Materials	200	17
MeadWestvaco	1,300	21
Monsanto	24,217	1,989
Mosaic	4,200	230
Nalco Holding	11,100	193
NewMarket	900	65
Nucor	18,900	830
Olympic Steel	1,800	33
Packaging of America	2,800	45
Pactiv*	8,400	188

Description	Shares	Market Value ($ Thousands)

PPG Industries	18,900	$840
Praxair	35,031	2,564
Reliance Steel & Aluminum	2,400	91
RPM International	700	11
Scotts Miracle-Gro, Cl A	500	17
Sealed Air	200	4
Sigma-Aldrich	400	19
Sonoco Products	10,300	251
Southern Copper (A)	26,200	548
Steel Dynamics	1,000	15
Syngenta ADR	25,000	1,220
Terra Industries	300	8
Titanium Metals	1,600	15
United States Steel	800	27
Valspar	21,400	489
Vulcan Materials (A)	1,700	75

		14,487

Telecommunication Services — 3.6%
American Tower, Cl A*	27,674	882
AT&T	344,834	8,548
CenturyTel (A)	12,600	389
Crown Castle International*	94,993	2,305
Embarq	3,700	156
Frontier Communications	25,218	184
iPCS*	2,500	45
Leap Wireless International* (A)	2,700	101
MetroPCS Communications* (A)	8,000	137
NII Holdings*	19,900	407
NTELOS Holdings	8,700	155
Qwest Communications International	9,500	41
SBA Communications, Cl A*	2,200	56
Sprint Nextel*	38,200	197
Telephone & Data Systems	8,400	255
Verizon Communications	170,262	4,982
Windstream	3,000	25

		18,865

Utilities — 3.4%
AES*	316,687	3,164
AGL Resources	700	20
Allegheny Energy	100	3
Alliant Energy	17,600	418

Ameren	19,300	449
American Electric Power	29,837	786
American Water Works	15,700	271
Aqua America	3,500	58
Atmos Energy	17,300	415
Calpine*	5,400	73
Centerpoint Energy	300	3
CMS Energy (A)	25,200	286
Consolidated Edison	8,000	284
Constellation Energy Group (A)	1,800	49

40	SEI Institutional Investments Trust / Annual Report / May 31, 2009

Description	Shares/Face Amount ($ Thousands)	Market Value ($ Thousands)

Dominion Resources	19,104	$607
DTE Energy	25,800	780
Duke Energy	11,400	161
Edison International	26,400	772
Energen	8,900	331
Entergy	5,600	418
Exelon	9,354	449
FirstEnergy	11,203	423
FPL Group	4,800	271
Hawaiian Electric Industries (A)	9,300	160
Integrys Energy Group	2,700	73
MDU Resources Group (A)	10,300	190
Mirant* (A)	40,100	626
National Fuel Gas (A)	12,800	429
NiSource	46,500	497
Northeast Utilities	2,000	42
NRG Energy* (A)	8,586	193
NSTAR	7,300	219
NV Energy	24,000	240
OGE Energy	2,900	75
Oneok	600	18
Pepco Holdings	42,700	554
PG&E	11,219	412
Pinnacle West Capital	19,200	531
PPL	10,965	356
Progress Energy	3,600	128
Public Service Enterprise Group	17,240	549
Questar	200	7
RRI Energy*	2,200	12
SCANA	2,400	72
Sempra Energy	28,767	1,314
Southern	6,439	183
TECO Energy	5,900	66
UGI	9,800	237
Vectren	1,000	23
Wisconsin Energy	600	24
Xcel Energy	745	13

		17,734

Total Common Stock (Cost $486,200) ($ Thousands)		496,167

U.S. TREASURY OBLIGATION — 0.6%
U.S. Treasury Bills
0.276%, 06/11/09 (B) (C)	$3,200	3,200

Total U.S. Treasury Obligation (Cost $3,200) ($ Thousands)		3,200

Description	Shares	Market Value ($ Thousands)

CASH EQUIVALENT — 4.8%
SEI Daily Income Trust, Prime Obligation Fund, Cl A, 0.270%†**	25,475,132	$25,475

Total Cash Equivalent (Cost $25,475) ($ Thousands)		25,475

AFFILIATED PARTNERSHIP — 5.0%
SEI Liquidity Fund, L.P. 0.820%†** (D)	26,681,968	26,236

Total Affiliated Partnership (Cost $26,682) ($ Thousands)		26,236

Total Investments — 104.7% (Cost $541,557) ($ Thousands)		$551,078

A summary of the open futures contracts held by the Fund at May 31, 2009, is as follows:

Type of Contract	Number of Contracts Long	Expiration Date	Unrealized Appreciation ($ Thousands)
S&P Composite Index	89	Jun-2009	$1,335
S&P Mid 400 Index E-MINI	43	Jun-2009	184

			$1,519

Percentages are based on a Net Assets of $526,421 ($ Thousands)

*	Non-income producing security.

**	The rate reported is the 7-day effective yield as of May 31, 2009.

†	Investment in Affiliated Security (see Note 4).

‡	Real Estate Investment Trust

(A)	This security or a partial position of this security is on loan at May 31, 2009. The total value of securities on loan at May 31, 2009 was $26,438 ($ Thousands).

(B)	Zero coupon security. The rate reported is the effective yield at time of purchase.

(C)	Security, or a portion thereof, has been pledged as collateral on open futures contracts.

(D)	This security was purchased with cash collateral held from securities on loan. The total value of such securities as of May 31, 2009 was $26,236 ($ Thousands).

ADR — American Depositary Receipt

Cl — Class

L.P. — Limited Partnership

Ser — Series

Amounts designated as “—” are $0 or have been rounded to $0

The accompanying notes are an integral part of the financial statements.

SEI Institutional Investments Trust / Annual Report / May 31, 2009	41

SCHEDULE OF INVESTMENTS

Large Cap Diversified Alpha Fund

May 31, 2009

Description	Shares	Market Value ($ Thousands)

COMMON STOCK — 76.4%

Consumer Discretionary — 7.3%
Advance Auto Parts	3,200	$136
Aeropostale*	13,000	450
Amazon.com*	12,625	985
American Greetings, Cl A	5,300	36
Ameristar Casinos	3,700	74
Apollo Group, Cl A*	10,300	609
AutoZone*	1,800	274
Bed Bath & Beyond*	300	8
Best Buy	2,300	81
Big Lots*	11,400	262
Black & Decker	600	19
Blyth	1,300	43
Brinker International	7,300	131
Cablevision Systems, Cl A	7,400	141
California Pizza Kitchen*	5,000	70
Career Education*	4,100	82
Centex	1,100	9
Charlotte Russe Holding*	4,700	48
Chipotle Mexican Grill, Cl A*	2,200	174
Coach	32,100	843
Comcast, Cl A	152,832	2,104
Core-Mark Holding*	500	13
Darden Restaurants	1,900	69
Deckers Outdoor*	1,100	64
Dick’s Sporting Goods*	700	12
DIRECTV Group*	24,023	541
DISH Network, Cl A*	38,326	629
Dollar Tree*	800	36
Domino’s Pizza*	2,500	23
DR Horton	1,100	10
DreamWorks Animation SKG, Cl A*	2,400	67
Eastman Kodak	75,500	197
Family Dollar Stores	4,200	127
Foot Locker	4,300	48
Ford Motor*	16,340	94
GameStop, Cl A*	6,900	172
Gap	43,365	774
Garmin	17,300	361

Description	Shares	Market Value ($ Thousands)

Genuine Parts	2,200	$74
Goodyear Tire & Rubber*	1,000	11
Grand Canyon Education*	4,700	64
H&R Block	46,729	682
Harley-Davidson	1,100	19
Harman International Industries	600	11
Hasbro	8,600	218
Hillenbrand	1,900	32
Home Depot	13,800	320
International Game Technology	17,200	299
International Speedway, Cl A	2,700	67
ITT Educational Services*	1,000	92
J.C. Penney	13,300	347
Jarden*	2,800	50
John Wiley & Sons, Cl A	300	9
Johnson Controls	3,300	66
Kohl’s*	3,200	136
Las Vegas Sands*	5,592	55
Leggett & Platt	24,000	352
Lennar, Cl A	2,200	21

Liberty Global, Cl A*	1,500	21
Liberty Media - Entertainment, Cl A*	4,500	109
Limited Brands	8,600	108
Lincoln Educational Services*	3,300	61
Lowe’s	6,500	124
Mattel	700	11
McDonald’s	20,000	1,180
McGraw-Hill	2,000	60
MGM Mirage*	1,400	10
Monro Muffler	2,700	72
NetFlix*	7,700	303
Newell Rubbermaid	1,000	12
NIKE, Cl B	17,550	1,001
O’Reilly Automotive*	1,000	36
Panera Bread, Cl A*	6,000	319
Penn National Gaming*	800	26
PetMed Express*	1,000	15
PetSmart	5,500	112
Pinnacle Entertainment*	800	9
Polo Ralph Lauren, Cl A	1,400	75
Pulte Homes	1,400	12
RadioShack	12,437	167
Ross Stores	10,300	403
Royal Caribbean Cruises	700	11
Scientific Games, Cl A*	2,700	48
Scripps Networks Interactive, Cl A	500	14
Sears Holdings*	11,300	642
Shaw Communications, Cl B	28,300	492
Sherwin-Williams	5,800	306
Smith & Wesson Holding*	12,500	66
Snap-On	1,200	38
Stanley Works	700	25
Staples	45,200	924
Starbucks*	2,600	37

42	SEI Institutional Investments Trust / Annual Report / May 31, 2009

Description	Shares	Market Value ($ Thousands)

Strayer Education	200	$37
Target	10,700	421
Texas Roadhouse, Cl A*	4,100	48
Tiffany	300	9
Tim Hortons	500	13
Time Warner	41,866	980
Time Warner Cable, Cl A	10,383	320
TJX	35,716	1,054
Toll Brothers*	900	17
VF	2,600	148
Virgin Media	2,300	20
Walt Disney	18,590	450
Weight Watchers International	19,500	457
Williams-Sonoma	900	12
Wyndham Worldwide	900	11
Yum! Brands	15,950	552

		24,139

Consumer Staples — 8.1%
Altria Group	22,000	376
Archer-Daniels-Midland	30,300	834
Avon Products	7,600	202
BJ’s Wholesale Club*	8,800	310
Brown-Forman, Cl B	17,759	779
Bunge	7,386	467
Campbell Soup	10,500	291
Chiquita Brands International*	10,000	105
Church & Dwight	400	20
Clorox	5,700	299
Coca-Cola	23,400	1,150
Colgate-Palmolive	7,500	494
ConAgra Foods	39,800	740
Constellation Brands, Cl A*	7,100	82
Corn Products International	2,500	66
Costco Wholesale	26,278	1,275
CVS Caremark	27,104	808
Dean Foods*	500	9
Del Monte Foods	6,400	52
Dr Pepper Snapple Group*	5,700	124
Energizer Holdings*	400	21
Estee Lauder, Cl A	3,430	113
General Mills	11,400	584
Hansen Natural*	700	26
Herbalife	12,000	351
Hershey	7,500	264
HJ Heinz	7,900	289
JM Smucker	3,500	141
Kellogg	8,100	350
Kimberly-Clark	9,500	493
Kraft Foods, Cl A	19,160	500
Kroger	39,300	896
Lorillard	100	7
McCormick	1,500	46
Molson Coors Brewing, Cl B	200	9

Description	Shares	Market Value ($ Thousands)

NBTY*	100	$3
Pepsi Bottling Group	14,300	470
PepsiAmericas	500	13
PepsiCo	29,650	1,543
Philip Morris International	35,849	1,529
Prestige Brands Holdings*	2,600	16
Procter & Gamble	71,696	3,724
Reynolds American	13,700	547
Safeway	13,400	272
Sara Lee	11,131	100
Smithfield Foods*	500	6
Spartan Stores	4,200	52
Supervalu	18,000	299
Sysco	80,968	1,940
Tyson Foods, Cl A	54,990	733
Walgreen	43,199	1,287
Wal-Mart Stores	33,000	1,641
Weis Markets	500	17
Whole Foods Market	500	9

		26,774

Energy — 8.4%
Alpha Natural Resources*	2,200	61
Anadarko Petroleum	3,100	148
Apache	2,227	188
Arch Coal	1,000	18
Baker Hughes	1,600	62
BJ Services	3,100	48
Cabot Oil & Gas	400	14
Cameron International*	500	16
Chesapeake Energy	7,000	159
Chevron	72,678	4,845
Cimarex Energy	600	20
ConocoPhillips	45,021	2,064
Consol Energy	700	29
Delek US Holdings	1,100	11
Denbury Resources*	2,600	45
Devon Energy	1,200	76
Diamond Offshore Drilling	2,700	228
Dresser-Rand Group*	9,100	255
Encore Acquisition*	1,700	60
ENSCO International	1,300	51
EOG Resources	11,142	815
Exterran Holdings*	2,500	50
Exxon Mobil	146,001	10,125
FMC Technologies*	400	17
Forest Oil*	800	15
Frontier Oil	15,100	264
Frontline	1,900	44
Halliburton	24,986	573
Harvest Natural Resources*	2,600	14
Helmerich & Payne	100	4
Hess	400	27
Holly	500	12

SEI Institutional Investments Trust / Annual Report / May 31, 2009	43

SCHEDULE OF INVESTMENTS

Large Cap Diversified Alpha Fund (Continued)

May 31, 2009

Description	Shares	Market Value ($ Thousands)

Marathon Oil	10,900	$347
Massey Energy	2,100	48
Murphy Oil	11,410	673
Nabors Industries*	2,400	43
National Oilwell Varco*	2,289	88
Newfield Exploration*	300	11
Noble Energy	100	6
Occidental Petroleum	23,653	1,587
Oceaneering International*	700	36
Patterson-UTI Energy	3,100	44
Peabody Energy	6,400	217
PetroHawk Energy*	5,300	134
Pioneer Natural Resources	1,500	42
Pride International*	2,400	58
Schlumberger	11,700	670
SEACOR Holdings*	6,000	458
Smith International	2,000	58
Southern Union	1,600	28
Southwestern Energy*	1,100	48
Spectra Energy	18,300	294
St. Mary Land & Exploration	1,400	30
Sunoco	15,100	459
Superior Energy Services*	1,600	37
Tesoro	5,300	90
Tidewater	1,800	86
Transocean*	5,150	409
Unit*	300	10
Valero Energy	34,500	772
Venoco*	1,500	11
Walter Industries	1,100	36
Western Refining	4,500	64
Whiting Petroleum*	1,400	66
Williams	8,400	141
XTO Energy	9,000	385

		27,844

Financials — 9.7%
Affiliated Managers Group*	400	22
Aflac	31,200	1,108
Allied World Assurance Holdings	3,800	143
Allstate	14,500	373
AMB Property‡	600	11
American Express	50,658	1,259
American Financial Group	18,600	398
AmeriCredit*	1,000	13
Ameriprise Financial	22,900	692
Annaly Capital Management‡	12,800	178
AON	1,500	54
Arch Capital Group*	700	40
Argo Group International Holdings*	1,300	36
Arthur J Gallagher	500	11
Associated Banc	700	10
Assurant	2,700	64
AvalonBay Communities‡	203	13

Description	Shares	Market Value ($ Thousands)

Axis Capital Holdings	9,000	$215
Bancorpsouth	2,800	62
Bank of America	98,662	1,112
Bank of Hawaii	2,457	92
Bank of New York Mellon	60,508	1,681
BB&T	3,900	88
BlackRock, Cl A	113	18
Boston Properties‡	300	15
Brandywine Realty Trust‡	19,600	146
BRE Properties‡	1,100	28
Brown & Brown	5,600	108
Camden Property Trust‡	400	12
Capital One Financial	18,100	442
Capitol Federal Financial	1,000	42
Cardinal Financial	1,100	9
CB Richard Ellis Group, Cl A*	1,300	9
Charles Schwab	81,576	1,436
Chubb	14,900	591
Cincinnati Financial	9,200	208
Citigroup	6,800	25
City National	1,100	40
CME Group, Cl A	3,920	1,261
CNA Financial	800	12
Colonial Properties Trust‡	5,100	40
Comerica	600	13
Commerce Bancshares	2,675	84
Community Bank System	600	9
Compass Diversified Holdings	800	7
Credicorp	8,300	500
Cullen/Frost Bankers	1,600	78
Digital Realty Trust‡	200	7
Discover Financial Services	8,200	78
Duke Realty‡	16,400	156
Eaton Vance	1,400	38
Endurance Specialty Holdings	12,800	352
Equity Residential‡	2,300	56
Essex Property Trust‡	400	27
Everest Re Group	300	21
Federated Investors, Cl B	900	23
Fidelity National Financial, Cl A	400	6
Fifth Third Bancorp	1,500	10
First Horizon National	1,232	15
Franklin Resources	8,740	584
Fulton Financial	1,500	9
Goldman Sachs Group	8,500	1,229
Greenlight Capital Re, Cl A*	600	10
Hanover Insurance Group	300	10
Hartford Financial Services Group	4,200	60
HCC Insurance Holdings	4,000	99
HCP‡	1,800	42
Health Care‡	800	27
Hospitality Properties Trust‡	1,000	14
Host Hotels & Resorts‡	6,600	62
HRPT Properties Trust‡	4,000	19

44	SEI Institutional Investments Trust / Annual Report / May 31, 2009

Description	Shares	Market Value ($ Thousands)

Hudson City Bancorp	46,200	$593
IntercontinentalExchange*	11,800	1,272
Invesco	800	12
Investment Technology Group*	7,100	148
Jefferies Group	2,500	54
Jones Lang LaSalle	300	11
JPMorgan Chase	45,184	1,667
Keycorp	3,100	16
Knight Capital Group, Cl A*	22,800	392
LaSalle Hotel Properties‡	3,600	49
Lazard, Cl A	700	20
Leucadia National	3,200	67
Liberty Property Trust‡	2,600	61
Lincoln National	2,800	53
Loews	10,500	284
M&T Bank	1,000	50
Mack-Cali Realty‡	100	2
Marsh & McLennan	7,900	149
Marshall & Ilsley	1,900	13
MBIA*	23,332	151
Mercury General	200	7
MetLife	2,100	66
Montpelier Re Holdings	6,300	84
Moody’s	2,500	68
Morgan Stanley	11,200	340
NASDAQ OMX Group*	500	11
New York Community Bancorp	1,000	11
Northern Trust	10,805	623
NYSE Euronext	44,400	1,332
Odyssey Re Holdings	5,600	225
OneBeacon Insurance Group, Cl A	2,100	23
optionsXpress Holdings	7,200	123
PartnerRe	400	26
People’s United Financial	1,700	27
PHH*	3,500	54
Platinum Underwriters Holdings	11,500	332
Plum Creek Timber‡	200	7
PNC Financial Services Group	7,176	327
Principal Financial Group	2,617	58
Progressive	5,100	82
ProLogis‡	2,400	20
Prospect Capital	700	6
Prudential Financial	7,800	311
Public Storage‡	3,322	221
Ramco-Gershenson Properties‡	1,500	14
Raymond James Financial	4,900	78
Rayonier‡	10,810	432
Regions Financial	4,750	20
RenaissanceRe Holdings	900	41
Simon Property Group‡	114	6
SL Green Realty‡	6,400	147
SLM*	6,800	45
StanCorp Financial Group	4,700	146
State Street	14,150	657

Description	Shares	Market Value ($ Thousands)

T. Rowe Price Group	22,490	$912
TCF Financial	2,200	32
TD Ameritrade Holding*	19,500	332
TFS Financial	19,503	222
Torchmark	400	16
Travelers	18,400	748
UDR‡	1,997	22
United America Indemnity, Cl A*	2,400	11
Unum Group	6,400	110
US Bancorp	43,655	838
Validus Holdings	2,100	48
Valley National Bancorp	6,184	75
Ventas‡	100	3
Vornado Realty Trust‡	305	14
Waddell & Reed Financial, Cl A	400	10
Walter Investment Management‡*	310	4
Webster Financial	1,900	14
Wells Fargo	65,893	1,680
White Mountains Insurance Group	100	22
World Acceptance*	1,400	28
WR Berkley	9,700	210
XL Capital, Cl A	1,600	16
Zions Bancorporation	900	12

		32,175

Health Care — 11.3%
Abbott Laboratories	18,200	820
Aetna	58,183	1,558
Allergan	29,500	1,302
American Medical Systems Holdings*	4,900	74
AMERIGROUP*	6,700	193
AmerisourceBergen	42,426	1,574
Amgen*	59,134	2,953
Amylin Pharmaceuticals*	1,300	15
Baxter International	6,600	338
Becton Dickinson	4,700	318
Biogen Idec*	12,000	621
Boston Scientific*	4,000	38
Bristol-Myers Squibb	35,600	709
C.R. Bard	1,800	129
Cantel Medical*	1,400	19
Cardinal Health	39,852	1,425
Celgene*	4,400	186
Cephalon*	1,500	87
Cerner*	300	17
CIGNA	900	20
Computer Programs & Systems	400	14
Covance*	500	21
Covidien	7,575	271
DaVita*	2,800	126
Dentsply International	1,600	47
Edwards Lifesciences*	2,500	160
Eli Lilly	14,000	484
Endo Pharmaceuticals Holdings*	19,000	303

SEI Institutional Investments Trust / Annual Report / May 31, 2009	45

SCHEDULE OF INVESTMENTS

Large Cap Diversified Alpha Fund (Continued)

May 31, 2009

Description	Shares	Market Value ($ Thousands)

Enzon Pharmaceuticals*	6,200	$50
Express Scripts*	6,582	422
Forest Laboratories*	28,300	670
Gen-Probe*	3,900	166
Genzyme*	500	29
Gilead Sciences*	37,793	1,629
Health Net*	700	11
HLTH*	3,800	45
Humana*	3,000	94
Idexx Laboratories*	300	12
Illumina*	400	15
IMS Health	7,100	85
Intuitive Surgical*	1,500	224
Invacare	2,200	37
Inverness Medical Innovations*	900	29
Isis Pharmaceuticals*	2,600	36
Johnson & Johnson	79,959	4,411
Kindred Healthcare*	500	7
King Pharmaceuticals*	8,400	79
Laboratory Corp of America Holdings*	2,100	128
Life Technologies*	144	6
LifePoint Hospitals*	1,800	49
Lincare Holdings*	15,600	340
Masimo*	3,500	84
McKesson	39,877	1,641
Medco Health Solutions*	26,800	1,230
Medtronic	23,025	791
Merck	36,041	994
Mylan Laboratories*	12,100	160
Noven Pharmaceuticals*	1,600	18
Novo Nordisk ADR	12,100	630
Omnicare	12,000	324
PerkinElmer	500	8
Pfizer	151,300	2,298
Pharmaceutical Product Development	1,000	20
Quest Diagnostics	10,000	522
ResMed*	1,200	44
Schering-Plough	20,604	503
Sepracor*	800	12
St. Jude Medical*	100	4
Stryker	15,322	589
SurModics*	500	10
Synovis Life Technologies*	600	12
Techne	100	6
Teleflex	1,900	85
Tenet Healthcare*	13,602	49
Thermo Fisher Scientific*	1,800	70
UnitedHealth Group	102,444	2,725
Universal Health Services, Cl B	800	44
Valeant Pharmaceuticals International*	600	14
Varian Medical Systems*	1,000	36
VCA Antech*	400	10
Vertex Pharmaceuticals*	2,100	63
Warner Chilcott, Cl A*	11,900	157

Description	Shares	Market Value ($ Thousands)

Watson Pharmaceuticals*	100	$3
WellPoint*	15,400	717
Wyeth	17,864	801
Zimmer Holdings*	6,625	295

		37,365

Industrials — 7.2%
3M	5,200	297
Aecom Technology*	1,900	61
AGCO*	23,739	685
Allegiant Travel, Cl A*	3,900	157
American Reprographics*	1,200	11
American Science & Engineering	900	56
Ampco-Pittsburgh	500	13
Badger Meter	300	12
BE Aerospace*	700	10
Beacon Roofing Supply*	7,600	110
Boeing	10,275	461
Bucyrus International, Cl A	100	3
Burlington Northern Santa Fe	5,800	420
C.H. Robinson Worldwide	2,400	122
Carlisle	2,200	50
Caterpillar	15,175	538
Chart Industries*	1,800	38
Cintas	1,100	26
Continental Airlines, Cl B*	1,300	12
Cooper Industries, Cl A	3,500	115
Corrections of America*	100	2
CSX	16,600	527
Cummins	9,900	321
Danaher	600	36
Deere	2,450	107
Delta Air Lines*	575	3
Dover	13,300	418
Dun & Bradstreet	1,300	106
Emerson Electric	6,400	205
Expeditors International Washington	24,400	800
Fastenal	5,000	166
FedEx	200	11
First Solar*	400	76
Flowserve	500	37
Fluor	26,620	1,250
Foster Wheeler*	8,700	231
Gardner Denver*	7,700	218
GATX	500	13
General Cable*	800	31
General Dynamics	19,518	1,111
General Electric	179,400	2,418
Goodrich	11,700	568
Graco	800	18
Harsco	6,936	202
Hertz Global Holdings*	1,500	10
Honeywell International	300	10
Hubbell, Cl B	1,200	40

46	SEI Institutional Investments Trust / Annual Report / May 31, 2009

Description	Shares	Market Value ($ Thousands)

IDEX	3,400	$79
Illinois Tool Works	1,800	58
ITT	8,100	334
Jacobs Engineering Group*	2,094	90
JB Hunt Transport Services	1,600	49
Joy Global	134	5
Kansas City Southern*	1,600	27
KBR	37,393	689
Kennametal	3,400	64
L-3 Communications Holdings, Cl 3	8,400	617
Landstar System	400	15
Lincoln Electric Holdings	1,700	69
Lockheed Martin	10,647	890
Manpower	600	26
McDermott International*	1,500	33
MSC Industrial Direct, Cl A	1,100	40
Norfolk Southern	14,000	521
Northrop Grumman	17,700	843
Owens Corning*	9,800	137
Pall	400	10
Pentair	4,500	113
Pitney Bowes	1,500	34
Polypore International*	2,900	29
Precision Castparts	200	17
Quanta Services*	18,450	421
Raytheon	20,200	902
Republic Services, Cl A	3,560	81
Robert Half International	300	6
Rockwell Automation	400	12
Roper Industries	600	26
Ryder System	200	6
Shaw Group*	11,700	318
Southwest Airlines	91,899	620
Steelcase, Cl A	1,900	9
Stericycle*	1,500	75
SunPower, Cl A*	1,300	38
Terex*	900	12
Textron	900	10
Thomas & Betts*	9,200	282
Timken	18,919	320
Toro	500	16
Trinity Industries	3,700	56
Tyco International	17,300	478
Union Pacific	19,500	961
United Parcel Service, Cl B	21,425	1,096
United Rentals*	2,300	11
United Technologies	5,100	268
URS*	1,900	91
UTi Worldwide*	1,500	20
Waste Management	13,349	368
Watson Wyatt Worldwide, Cl A	1,300	49
WESCO International*	5,200	139
WW Grainger	2,700	213

		23,825

Description	Shares	Market Value ($ Thousands)

Information Technology — 17.0%
Accenture, Cl A	29,064	$870
Acxiom	9,900	106
Adobe Systems*	25,300	713
Advanced Micro Devices*	2,600	12
Affiliated Computer Services, Cl A*	2,300	103
Agilysys	1,300	8
Akamai Technologies*	1,100	25
Alliance Data Systems*	2,800	113
Altera	10,500	179
Amdocs*	1,600	35
Amphenol, Cl A	500	17
Analog Devices	5,700	139
Anixter International*	4,800	197
Apple*	22,325	3,032
Arris Group*	6,400	77
Automatic Data Processing	7,300	277
Avnet*	11,200	258
BMC Software*	5,500	187
Brightpoint*	2,700	16
Broadcom, Cl A*	4,000	102
CA	30,600	534
Cadence Design Systems*	1,700	10
Cisco Systems*	160,500	2,969
Cognizant Technology Solutions, Cl A*	800	20
CommScope*	900	24
Computer Sciences*	12,100	514
Compuware*	5,000	38
Convergys*	4,700	44
Corning	72,352	1,063
Cree*	2,300	70
Cypress Semiconductor*	5,000	43
Dell*	121,678	1,409
Diebold	10,200	252
Dolby Laboratories, Cl A*	3,200	115
Earthlink*	1,800	14
eBay*	101,354	1,786
Electronic Arts*	37,845	870
EMC*	66,900	786
Equinix*	200	15
F5 Networks*	12,400	394
Factset Research Systems	500	26
Fidelity National Information Services	344	7
Fiserv*	200	8
Flextronics International*	45,900	182
Global Payments	900	32
Google, Cl A*	7,495	3,127
Harris Stratex Networks, Cl A*	3,080	15
Hewitt Associates, Cl A*	13,100	380
Hewlett-Packard	87,400	3,002
Ingram Micro, Cl A*	22,200	367
Integrated Device Technology*	2,000	11
Intel	171,716	2,699
Interactive Intelligence*	1,200	16

SEI Institutional Investments Trust / Annual Report / May 31, 2009	47

SCHEDULE OF INVESTMENTS

Large Cap Diversified Alpha Fund (Continued)

May 31, 2009

Description	Shares	Market Value ($ Thousands)

International Business Machines	23,775	$2,527
International Rectifier*	700	10
Intuit*	38,800	1,056
Itron*	600	35
j2 Global Communications*	600	13
Jabil Circuit	5,900	46
JDS Uniphase*	1,900	10
Juniper Networks*	1,300	32
Lam Research*	1,200	31
Lexmark International, Cl A*	2,900	47
Linear Technology	6,700	157
Marvell Technology Group*	4,300	49
Mastercard, Cl A	8,992	1,586
McAfee*	3,300	129
MEMC Electronic Materials*	700	13
Metavante Technologies*	2,400	62
Mettler Toledo International*	200	14
Microchip Technology	2,700	58
Micron Technology*	4,900	25
Microsoft	296,782	6,200
Molex	4,884	75
Motorola	83,876	508
National Instruments	2,600	55
National Semiconductor	5,200	72
NCR*	2,200	24
NetApp*	2,400	47
NeuStar, Cl A*	16,900	339
Nokia ADR	24,300	372
Novellus Systems*	600	11
Nvidia*	3,500	37
ON Semiconductor*	2,400	16
Oracle	45,200	885
Paychex	12,400	339
Pegasystems	700	19
QLogic*	14,600	199
Qualcomm	58,400	2,546
Quest Software*	800	10
Rambus*	1,100	14
Red Hat*	4,100	82
RightNow Technologies*	5,600	49
SAIC*	1,300	23
SanDisk*	1,900	30
Seagate Technology	1,500	13
Silicon Laboratories*	2,400	81
Sohu.com*	200	13
Sun Microsystems*	4,200	38
Sybase*	13,400	436
Symantec*	100,100	1,561
Tellabs*	3,200	18
Teradata*	36,300	784
Texas Instruments	132,264	2,566
Trimble Navigation*	3,200	61
Tyco Electronics	200	4
Varian Semiconductor Equipment Associates*	500	12

Description	Shares	Market Value ($ Thousands)

VeriSign*	36,700	$859
Visa, Cl A	39,608	2,682
VMware, Cl A*	1,900	59
Western Digital*	8,400	209
Western Union	3,754	66
Xerox	9,800	67
Xilinx	18,600	386
Yahoo!*	67,700	1,072

		56,147

Materials — 2.1%
Airgas	200	8
AK Steel Holding	500	7
Allegheny Technologies	300	11
Ashland	10,280	275
Ball	1,100	44
Bemis	18,700	469
Cabot	1,907	30
Celanese, Cl A	1,900	39
Cliffs Natural Resources	2,861	78
Commercial Metals	1,700	29
Crown Holdings*	8,200	193
Dow Chemical	30,856	546
E.I. Du Pont de Nemours	2,600	74
Eagle Materials	1,700	42
Ecolab	6,804	254
FMC	1,200	65
Freeport-McMoRan Copper & Gold, Cl B	600	33
Huntsman	14,391	91
International Flavors & Fragrances	400	13
International Paper	700	10
Kaiser Aluminum	2,300	71
Koppers Holdings	1,600	40
Lubrizol	10,200	456
Martin Marietta Materials	100	8
MeadWestvaco	2,100	34
Monsanto	3,700	304
Mosaic	1,900	104
Nalco Holding	32,300	561
NewMarket	1,100	80
Newmont Mining	3,314	162
Nucor	5,000	219
Olympic Steel	800	15
Packaging of America	2,400	38
Pactiv*	4,372	98
PPG Industries	5,000	222
Praxair	14,700	1,076
Reliance Steel & Aluminum	300	11
RPM International	100	2
Scotts Miracle-Gro, Cl A	400	14
Sealed Air	100	2
Sigma-Aldrich	300	15
Sonoco Products	4,834	118
Southern Copper	10,900	228

48	SEI Institutional Investments Trust / Annual Report / May 31, 2009

Description	Shares	Market Value ($ Thousands)

Steel Dynamics	600	$9
Syngenta ADR	12,700	620
United States Steel	500	17
Valspar	4,300	98
Vulcan Materials	1,200	53

		6,986

Telecommunication Services — 2.7%
AT&T	155,627	3,858
Atlantic Telegraph-Network	400	9
CenturyTel	6,000	185
Crown Castle International*	34,400	835
Embarq	2,500	105
Frontier Communications	21,900	160
Leap Wireless International*	1,500	56
MetroPCS Communications*	3,900	67
NII Holdings*	54,857	1,122
NTELOS Holdings	3,700	66
Qwest Communications International	3,200	14
SBA Communications, Cl A*	1,400	36
Sprint Nextel*	121,357	625
Telephone & Data Systems	400	12
US Cellular*	6,163	256
Verizon Communications	51,600	1,510
Windstream	1,950	16

		8,932

Utilities — 2.6%
AES*	151,470	1,513
AGL Resources	400	12
Ameren	7,100	165
American Electric Power	7,200	190
American Water Works	5,500	95
Aqua America	2,100	35
Atmos Energy	4,300	103
Calpine*	32,044	434
CMS Energy	1,700	19
Consolidated Edison	4,300	153
Dominion Resources	8,300	264
DTE Energy	5,000	151
Duke Energy	1,500	21
Edison International	13,500	395
El Paso Electric*	1,900	25
Energen	3,293	122
Entergy	500	37
Exelon	4,020	193
FirstEnergy	8,000	302
FPL Group	200	11
Hawaiian Electric Industries	7,600	131
Integrys Energy Group	1,700	46
MDU Resources Group	6,300	116
Mirant*	10,300	161
National Fuel Gas	1,400	47

Description	Shares/Face Amount ($ Thousands)	Market Value ($ Thousands)

Northeast Utilities	600	$12
NRG Energy*	26,911	606
NSTAR	4,700	141
NV Energy	24,700	247
OGE Energy	1,800	47
Oneok	500	15
Pepco Holdings	13,300	173
PG&E	3,400	125
Pinnacle West Capital	3,000	83
PPL	28,333	920
Progress Energy	2,200	78
Public Service Enterprise Group	20,300	647
Questar	300	10
RRI Energy*	1,900	10
SCANA	1,500	45
Sempra Energy	10,200	466
Southern	4,100	117
TECO Energy	4,000	45
UGI	5,500	133
Vectren	500	11
Wisconsin Energy	200	8
Xcel Energy	700	12

		8,692

Total Common Stock (Cost $265,063) ($ Thousands)		252,879

U.S. TREASURY OBLIGATIONS — 2.1%
U.S. Treasury Bills
0.276%, 06/11/09 (A) (B)	$6,500	6,500
0.352%, 02/11/10 (A) (B)	500	499

		6,999

Total U.S. Treasury Obligations (Cost $6,998) ($ Thousands)		6,999

CASH EQUIVALENT — 4.0%
SEI Daily Income Trust, Prime Obligation Fund, Cl A, 0.270%**†	13,369,323	13,369

Total Cash Equivalent (Cost $13,369) ($ Thousands)		13,369

AFFILIATED PARTNERSHIP — 10.8%
SEI LIBOR Plus Portfolio†	6,068,171	35,741

Total Affiliated Partnership (Cost $54,112) ($ Thousands)		35,741

Total Investments — 93.3% (Cost $339,542) ($ Thousands)		$308,988

SEI Institutional Investments Trust / Annual Report / May 31, 2009	49

SCHEDULE OF INVESTMENTS

Large Cap Diversified Alpha Fund (concluded)

May 31, 2009

A summary of the open futures contracts held by the Fund at May 31, 2009, is as follows:

Type of Contract	Number of Contracts Long	Expiration Date	Unrealized Appreciation ($ Thousands)
S&P 500 Index EMINI	35	Jun-2009	$298
S&P Composite Index	346	Jun-2009	11,061

			$11,359

Percentages are based on a Net Assets of $331,002 ($ Thousands).

*	Non-income producing security.

**	The rate reported is the 7-day effective yield as of May 31, 2009

†	Investment in Affiliated Security (see Note 4).

‡	Real Estate Investment Trust.

(A)	Zero coupon security. The rate reported is the effective yield at time of purchase.

(B)	Security, or a portion thereof, has been pledged as collateral on open futures contracts.

ADR — American Depositary Receipt

Cl — Class

LIBOR — London Interbank Offered Rate

The accompanying notes are an integral part of the financial statements.

50	SEI Institutional Investments Trust / Annual Report / May 31, 2009

SCHEDULE OF INVESTMENTS

Large Cap Disciplined Equity Fund

May 31, 2009

Description	Shares	Market Value ($ Thousands)

COMMON STOCK — 83.2%

Consumer Discretionary — 7.4%
Amazon.com* (A)	194,170	$15,143
American Greetings, Cl A (A)	80,100	549
Ameristar Casinos	30,800	618
Apollo Group, Cl A*	225,960	13,354
AutoZone* (A)	16,400	2,495
Bed Bath & Beyond*	18,200	512
Best Buy (A)	442,096	15,517
Big Lots* (A)	152,200	3,502
Black & Decker	13,000	417
Brinker International	42,408	759
Carnival	10,600	270
Centex (A)	55,100	465
Charlotte Russe Holding*	33,000	335
Coach (A)	389,000	10,219
Comcast, Cl A	3,731,627	51,384
Darden Restaurants (A)	343,500	12,424
Deckers Outdoor* (A)	19,400	1,124
DIRECTV Group* (A)	244,307	5,497
DISH Network, Cl A*	526,940	8,642
Domino’s Pizza* (A)	24,800	225
DR Horton	50,500	465
Family Dollar Stores (A)	115,900	3,508
Ford Motor* (A)	911,010	5,238
Fortune Brands	180,220	6,310
GameStop, Cl A* (A)	258,400	6,447
Gap	163,249	2,914
Genuine Parts	84,500	2,829
Goodyear Tire & Rubber*	30,200	345
Grand Canyon Education* (A)	25,900	351
H&R Block	784,341	11,452
Harley-Davidson (A)	18,300	311
Harman International Industries (A)	42,000	783
Hasbro (A)	633,760	16,104
Home Depot (A)	687,085	15,913
International Speedway, Cl A	7,600	188
J.C. Penney	55,300	1,443
Johnson Controls	567,326	11,307

Description	Shares	Market Value ($ Thousands)

KB Home	18,600	$279
Kohl’s*	65,100	2,765
Las Vegas Sands* (A)	197,416	1,956
Leggett & Platt	600,600	8,817
Lennar, Cl A (A)	99,000	941
Limited Brands (A)	264,700	3,311
Lincoln Educational Services*	21,900	404
Lowe’s	315,500	5,998
Macy’s	841,100	9,824
Marriott International, Cl A (A)	337,623	7,887
Mattel	60,900	951
McDonald’s	546,032	32,211
McGraw-Hill	99,525	2,995
Monro Muffler	26,800	716
News, Cl A	709,000	6,934
NIKE, Cl B (A)	19,800	1,130
Nordstrom (A)	261,806	5,155
NVR* (A)	12,280	6,077
O’Reilly Automotive* (A)	24,100	869
Panera Bread, Cl A* (A)	83,200	4,430
PetMed Express* (A)	31,500	461
Pinnacle Entertainment*	16,100	172
Polo Ralph Lauren, Cl A (A)	55,500	2,987
Pulte Homes (A)	13,000	114
RadioShack (A)	193,058	2,595
Rent-A-Center, Cl A*	40,800	797
Ross Stores (A)	112,600	4,409
Royal Caribbean Cruises	316,140	4,761
Scripps Networks Interactive, Cl A (A)	7,100	197
Sherwin-Williams	78,600	4,150
Smith & Wesson Holding*	90,500	478
Snap-On	29,700	925
Stanley Works	17,700	632
Staples	302,440	6,185
Starbucks*	441,794	6,357
Sturm Ruger	12,600	149
Target	311,562	12,244
Texas Roadhouse, Cl A*	66,500	773
Tiffany (A)	58,100	1,648
Time Warner	446,785	10,464
Time Warner Cable, Cl A	196,428	6,048
TJX (A)	245,433	7,243
Tractor Supply* (A)	36,400	1,397
VF (A)	65,000	3,693
Walt Disney	1,100,414	26,652
Whirlpool (A)	4,700	198
Wyndham Worldwide	76,000	896
Wynn Resorts* (A)	11,600	430
Yum! Brands	242,500	8,398

		448,462

Consumer Staples — 10.7%
Altria Group (A)	1,438,860	24,590
Archer-Daniels-Midland	442,020	12,164

SEI Institutional Investments Trust / Annual Report / May 31, 2009	51

SCHEDULE OF INVESTMENTS

Large Cap Disciplined Equity Fund (Continued)

May 31, 2009

Description	Shares	Market Value ($ Thousands)

Brown-Forman, Cl B (A)	303,748	$13,319
Bunge (A)	126,456	8,001
Campbell Soup	218,400	6,054
Chiquita Brands International*	42,700	446
Clorox (A)	34,400	1,804
Coca-Cola (A)	929,997	45,719
Coca-Cola Enterprises	325,210	5,418
Colgate-Palmolive	226,000	14,905
Constellation Brands, Cl A* (A)	110,200	1,274
Corn Products International	26,051	688
Costco Wholesale (A)	429,309	20,830
CVS Caremark	536,808	15,997
Dean Foods*	16,200	305
Del Monte Foods	38,000	311
Dr Pepper Snapple Group*	41,400	900
Estee Lauder, Cl A	32,098	1,062
General Mills	533,220	27,290
Hershey	121,500	4,279
HJ Heinz (A)	79,000	2,890
Hormel Foods (A)	50,597	1,758
JM Smucker	76,400	3,076
Kellogg	141,100	6,103
Kimberly-Clark	236,194	12,256
Kraft Foods, Cl A	643,483	16,801
Kroger (A)	917,264	20,913
Lorillard	4,400	301
McCormick	20,700	632
Molson Coors Brewing, Cl B	2,700	119
PepsiCo	962,949	50,121
Philip Morris International	1,426,201	60,813
Procter & Gamble (A)	1,989,371	103,328
Reynolds American	178,700	7,142
Safeway (A)	349,400	7,079
Sara Lee	820,966	7,380
Spartan Stores	28,300	351
Supervalu	191,760	3,183
Sysco (A)	911,010	21,828
Tyson Foods, Cl A (A)	780,165	10,392
Walgreen	820,616	24,446
Wal-Mart Stores	1,632,746	81,213

		647,481

Energy — 10.8%
Anadarko Petroleum	174,100	8,319
Apache	350,739	29,553
Baker Hughes	71,401	2,789
Berry Petroleum, Cl A	17,500	342
BJ Services	66,900	1,046
Cabot Oil & Gas	186,445	6,550
Cameron International*	16,700	522
Chesapeake Energy	115,200	2,610
Chevron (A)	1,741,819	116,127
ConocoPhillips (A)	728,626	33,400
Consol Energy	158,420	6,521

Description	Shares	Market Value ($ Thousands)

Denbury Resources*	81,200	$1,396
Devon Energy	66,900	4,231
Diamond Offshore Drilling (A)	65,400	5,512
Dresser-Rand Group*	90,200	2,526
El Paso	119,200	1,162
ENSCO International	63,000	2,450
EOG Resources	106,460	7,792
Exxon Mobil (A)	3,393,791	235,359
Halliburton	815,522	18,700
Hess	190,960	12,716
Marathon Oil (A)	648,344	20,669
Massey Energy (A)	83,500	1,911
Murphy Oil	132,339	7,809
Nabors Industries* (A)	297,980	5,328
National Oilwell Varco*	105,800	4,086
Noble	150,840	5,184
Noble Energy	6,000	357
Occidental Petroleum (A)	503,643	33,800
Peabody Energy (A)	148,000	5,029
Pioneer Natural Resources	96,700	2,719
Range Resources	4,200	192
Rowan	30,700	628
Schlumberger (A)	563,908	32,273
SEACOR Holdings*	1,900	145
Smith International	72,800	2,125
Southwestern Energy*	129,900	5,647
Spectra Energy	398,600	6,398
Sunoco	81,900	2,492
Tesoro (A)	452,000	7,657
USEC* (A)	87,700	469
Valero Energy	245,300	5,487
Western Refining (A)	77,000	1,097
World Fuel Services (A)	28,200	1,197
XTO Energy	42,925	1,836

		654,158

Financials — 10.1%
Aflac	361,060	12,818
Allied World Assurance Holdings	27,800	1,049
Allstate	254,647	6,552
American Express	864,404	21,480
American Financial Group (A)	116,700	2,500
Ameriprise Financial	177,236	5,353
Annaly Capital Management‡	233,800	3,259
AON	37,400	1,346
Apartment Investment & Management, Cl A‡	7,218	68
Apollo Investments*	110,300	608
Assurant (A)	139,500	3,296
AvalonBay Communities‡ (A)	5,100	314
Bank of America (A)	4,009,362	45,185
Bank of New York Mellon	1,007,553	27,990
BB&T (A)	186,400	4,179
BlackRock, Cl A (A)	68,669	10,953

52	SEI Institutional Investments Trust / Annual Report / May 31, 2009

Description	Shares	Market Value ($ Thousands)

BOK Financial (A)	17,261	$700
Boston Properties‡ (A)	22,700	1,097
Brandywine Realty Trust‡	115,400	860
Capital One Financial	27,400	670
CB Richard Ellis Group, Cl A*	48,300	353
Charles Schwab (A)	1,440,369	25,350
Chubb	277,670	11,010
Cincinnati Financial	13,100	296
Citigroup (A)	434,051	1,615
CME Group, Cl A	4,200	1,351
Colonial Properties Trust‡ (A)	63,500	494
Comerica	27,100	588
Community Bank System (A)	24,600	381
Cousins Properties‡ (A)	17,300	156
Discover Financial Services	117,200	1,120
Duke Realty‡ (A)	132,400	1,259
Endurance Specialty Holdings	66,400	1,824
Equity Residential‡	176,050	4,285
Federated Investors, Cl B (A)	13,800	345
Fifth Third Bancorp (A)	58,500	404
First Horizon National (A)	96,288	1,169
Forest City Enterprises, Cl A	25,700	182
Franklin Resources	86,039	5,752
Goldman Sachs Group	296,383	42,848
Hartford Financial Services Group	120,464	1,728
HCP‡	65,400	1,519
Health Care‡ (A)	7,400	253
Host Hotels & Resorts‡	401,900	3,770
Hudson City Bancorp	53,100	681
IntercontinentalExchange*	9,500	1,024
Invesco	48,800	764
JPMorgan Chase	2,055,977	75,865
Keycorp	184,300	921
Legg Mason	31,300	603
Leucadia National (A)	54,300	1,134
Lincoln National	278,000	5,268
Loews	177,800	4,810
LTC Properties‡	6,900	144
Marsh & McLennan	266,400	5,040
Marshall & Ilsley (A)	42,100	277
MBIA* (A)	531,951	3,431
MetLife	390,143	12,290
Montpelier Re Holdings	32,700	438
Moody’s (A)	62,300	1,706
Morgan Stanley (A)	398,616	12,086
MSCI, Cl A* (A)	39,600	842
NASDAQ OMX Group*	21,400	452
New York Community Bancorp (A)	324,490	3,589
Northern Trust	210,888	12,158
NYSE Euronext	50,200	1,506
optionsXpress Holdings	55,400	947
People’s United Financial	13,100	207
PHH*	26,800	413
Plum Creek Timber‡ (A)	4,400	152

Description	Shares	Market Value ($ Thousands)

PNC Financial Services Group (A)	321,740	$14,655
Principal Financial Group	283,733	6,299
Progressive	70,700	1,140
ProLogis‡ (A)	410,400	3,484
Protective Life	38,300	473
Prudential Financial	315,000	12,572
PS Business Parks‡	7,400	332
Public Storage‡ (A)	179,665	11,967
Rayonier‡ (A)	162,669	6,507
Regions Financial	210,400	882
Riskmetrics Group*	10,000	161
Simon Property Group‡ (A)	9,847	527
SLM*	340,500	2,251
StanCorp Financial Group	96,500	2,993
State Street	231,529	10,754
SunTrust Banks	25,500	336
T. Rowe Price Group (A)	436,039	17,690
TD Ameritrade Holding* (A)	234,800	4,001
TFS Financial	24,800	283
Torchmark	7,800	313
Travelers	444,270	18,064
Unum Group	191,100	3,270
US Bancorp	1,252,226	24,043
Validus Holdings	15,800	360
Ventas‡	16,000	486
Vornado Realty Trust‡ (A)	18,500	863
Wells Fargo (A)	2,296,952	58,572
World Acceptance* (A)	19,000	381
XL Capital, Cl A (A)	61,100	618
Zions Bancorporation (A)	29,700	406

		609,760

Health Care — 12.0%
Abbott Laboratories	671,426	30,254
Aetna	372,703	9,981
American Medical Systems Holdings* (A)	69,800	1,059
AmerisourceBergen (A)	413,563	15,343
Amgen*	1,025,771	51,227
Baxter International	344,900	17,655
Becton Dickinson	185,095	12,527
Biogen Idec*	177,823	9,209
Boston Scientific*	595,860	5,601
Bristol-Myers Squibb	1,024,847	20,415
Cardinal Health	491,928	17,586
Celgene*	227,600	9,614
Cephalon* (A)	138,100	8,053
CIGNA	51,200	1,135
Coventry Health Care*	16,700	301
Covidien	265,942	9,500
DaVita*	83,200	3,753
Eli Lilly (A)	490,972	16,973
Endo Pharmaceuticals Holdings*	108,000	1,720
Express Scripts*	175,100	11,215
Forest Laboratories*	467,193	11,068

SEI Institutional Investments Trust / Annual Report / May 31, 2009	53

SCHEDULE OF INVESTMENTS

Large Cap Disciplined Equity Fund (Continued)

May 31, 2009

Description	Shares	Market Value ($ Thousands)

Gen-Probe*	7,000	$298
Genzyme*	76,200	4,506
Gilead Sciences* (A)	573,361	24,712
Hill-Rom Holdings (A)	52,043	841
Humana* (A)	211,054	6,612
IMS Health	93,500	1,126
Invacare	40,100	681
Johnson & Johnson (A)	2,015,911	111,198
Kindred Healthcare*	22,400	294
King Pharmaceuticals*	303,700	2,873
Laboratory Corp of America Holdings*	29,700	1,811
Lincare Holdings*	28,400	619
McKesson	398,645	16,404
Medco Health Solutions*	215,848	9,905
Medtronic	705,952	24,250
Merck	1,536,557	42,378
Millipore*	5,200	327
Mylan Laboratories* (A)	400,000	5,284
PerkinElmer	77,100	1,254
Pfizer (A)	4,374,019	66,441
Quest Diagnostics	180,000	9,400
ResMed*	26,000	964
Schering-Plough	889,274	21,698
Sepracor*	69,000	1,080
St. Jude Medical*	18,000	702
Stryker (A)	398,019	15,300
Thermo Fisher Scientific*	138,770	5,400
UnitedHealth Group	863,256	22,963
Valeant Pharmaceuticals International*	19,300	444
Varian Medical Systems*	13,000	465
Warner Chilcott, Cl A*	43,900	578
Waters*	5,100	221
Watson Pharmaceuticals*	67,300	2,036
WellPoint*	336,906	15,690
Wyeth	742,281	33,299
Zimmer Holdings*	112,280	5,002

		721,245

Industrials — 8.5%
3M	266,076	15,193
AGCO* (A)	334,424	9,652
Allegiant Travel, Cl A* (A)	66,500	2,683
Avery Dennison	3,300	91
Beacon Roofing Supply* (A)	21,700	314
Boeing	232,218	10,415
Burlington Northern Santa Fe	203,600	14,749
C.H. Robinson Worldwide (A)	154,702	7,862
Caterpillar	80,628	2,859
Chart Industries*	16,400	348
Cintas (A)	35,800	834
Cooper Industries, Cl A	59,900	1,966
CSX	336,472	10,686
Cummins	78,340	2,541
Danaher	124,900	7,538

Description	Shares	Market Value ($ Thousands)

Dover	335,520	$10,549
Dun & Bradstreet	50,400	4,122
Eaton	163,340	7,105
Emerson Electric (A)	215,430	6,913
Equifax	12,000	327
Fastenal (A)	66,100	2,196
FedEx	115,331	6,393
Flowserve	78,394	5,767
Fluor (A)	410,659	19,293
General Dynamics	576,569	32,807
General Electric	6,770,130	91,261
Harsco	259,297	7,535
Honeywell International	48,253	1,600
Illinois Tool Works	7,200	233
Iron Mountain*	14,000	381
ITT (A)	191,000	7,865
Jacobs Engineering Group* (A)	129,200	5,542
KBR	466,183	8,587
Lockheed Martin	516,444	43,190
Manitowoc	44,200	288
Masco	32,300	335
Norfolk Southern	283,200	10,535
Northrop Grumman	428,686	20,414
Paccar (A)	87,069	2,599
Pall	26,700	686
Pitney Bowes	19,800	453
Precision Castparts	65,910	5,442
Raytheon	218,200	9,743
Republic Services, Cl A	28,440	648
Robert Half International (A)	53,100	1,136
Rockwell Automation	8,900	273
Ryder System	1,400	40
Southwest Airlines	1,564,741	10,546
Stericycle*	105,200	5,258
Teledyne Technologies*	17,800	585
Textron	25,000	288
Thomas & Betts*	92,300	2,832
Timken (A)	368,120	6,225
Titan International	91,200	824
Trinity Industries (A)	55,900	852
Union Pacific	333,350	16,424
United Parcel Service, Cl B	360,260	18,423
United Technologies	465,881	24,510
Waste Management (A)	488,071	13,466
Watson Wyatt Worldwide, Cl A	13,700	520
WESCO International*	184,700	4,937
WW Grainger (A)	90,800	7,158

		514,837

Information Technology — 15.0%
Accenture, Cl A	555,997	16,641
Acxiom	81,000	866
Adobe Systems*	141,000	3,973
Advanced Micro Devices*	71,500	325

54	SEI Institutional Investments Trust / Annual Report / May 31, 2009

Description	Shares	Market Value ($ Thousands)

Affiliated Computer Services, Cl A*	70,800	$3,182
Agilent Technologies*	172,201	3,139
Akamai Technologies*	278,930	6,209
Altera (A)	354,200	6,028
Analog Devices	171,400	4,184
Apple*	452,721	61,484
Applied Materials	25,700	289
Arris Group*	94,100	1,141
Autodesk*	21,300	457
Automatic Data Processing	223,953	8,512
BMC Software*	89,900	3,066
Broadcom, Cl A*	159,000	4,051
Cisco Systems* (A)	3,700,619	68,461
Citrix Systems* (A)	218,980	6,878
Cognizant Technology Solutions, Cl A*	21,100	532
Computer Sciences*	100,200	4,254
Compuware*	291,300	2,223
Convergys* (A)	178,500	1,651
Corning	1,265,253	18,599
Dell* (A)	1,649,292	19,099
Dolby Laboratories, Cl A* (A)	33,400	1,204
Earthlink*	41,200	323
eBay* (A)	1,035,813	18,251
Electronic Arts*	559,002	12,852
EMC*	1,423,290	16,724
Fidelity National Information Services	48,600	936
Fiserv*	25,900	1,097
FLIR Systems*	22,200	499
Google, Cl A*	99,358	41,455
Harris Stratex Networks, Cl A*	16,296	78
Hewlett-Packard	2,003,048	68,805
Ingram Micro, Cl A*	47,300	781
Intel (A)	5,067,283	79,658
International Business Machines	805,314	85,589
Intuit* (A)	47,200	1,285
j2 Global Communications*	19,000	424
Jabil Circuit	174,500	1,366
JDS Uniphase*	56,900	307
Juniper Networks* (A)	69,100	1,709
Lexmark International, Cl A*	202,600	3,310
Linear Technology (A)	250,100	5,855
Mastercard, Cl A (A)	85,327	15,046
McAfee*	48,100	1,887
MEMC Electronic Materials*	20,000	386
Mettler Toledo International*	11,600	826
Microchip Technology (A)	65,500	1,413
Micron Technology* (A)	59,600	301
Microsoft (A)	5,016,113	104,787
Motorola	1,845,355	11,183
National Semiconductor (A)	550,510	7,641
NetApp* (A)	16,200	316
Nvidia* (A)	151,650	1,582
ON Semiconductor* (A)	142,600	977
Oracle	1,662,296	32,564

Description	Shares	Market Value ($ Thousands)

Paychex	166,000	$4,543
QLogic*	21,200	289
Qualcomm	965,829	42,100
Red Hat*	15,700	313
Riverbed Technology*	10,600	213
SanDisk*	97,200	1,522
Silicon Laboratories* (A)	41,900	1,409
Sun Microsystems*	90,100	811
Symantec* (A)	704,900	10,989
Tellabs*	66,700	370
Tessera Technologies*	28,500	671
Texas Instruments	1,427,432	27,692

Tyco Electronics (A)	293,820	5,104
VeriSign* (A)	147,900	3,462
Visa, Cl A (A)	302,125	20,457
Western Union	390,990	6,893
Xerox	145,500	989
Xilinx (A)	569,500	11,811
Yahoo!*	17,400	276

		906,575

Materials — 2.4%
Air Products & Chemicals	72,050	4,667
AK Steel Holding	75,100	1,074
Alcoa	23,100	213
Allegheny Technologies	13,400	475
Ashland	219,350	5,879
Ball	63,100	2,511
Bemis (A)	143,000	3,588
Celanese, Cl A	94,840	1,945
CF Industries Holdings	8,300	644
Compass Minerals International (A)	34,300	1,840
Dow Chemical (A)	716,995	12,676
E.I. Du Pont de Nemours (A)	132,791	3,781
Eagle Materials (A)	31,600	777
Ecolab	305,395	11,406
Freeport-McMoRan Copper & Gold, Cl B	61,333	3,338
International Flavors & Fragrances	11,400	364
International Paper	117,280	1,685
Kaiser Aluminum	16,900	525
MeadWestvaco	91,600	1,463
Monsanto	108,820	8,940
Nalco Holding (A)	108,100	1,877
NewMarket	8,800	639
Newmont Mining (A)	317,048	15,494
Nucor	10,800	474
Owens-Illinois*	321,650	9,209
Pactiv*	193,000	4,323
PPG Industries	265,290	11,797
Praxair	290,610	21,273
Rock-Tenn, Cl A	34,600	1,328
Sealed Air	10,700	214
Sigma-Aldrich	18,700	906
Titanium Metals (A)	133,700	1,238

SEI Institutional Investments Trust / Annual Report / May 31, 2009	55

SCHEDULE OF INVESTMENTS

Large Cap Disciplined Equity Fund (Continued)

May 31, 2009

Description	Shares	Market Value ($ Thousands)

United States Steel (A)	84,400	$2,876
Vulcan Materials (A)	51,900	2,299
Weyerhaeuser	8,600	289

		142,027

Telecommunication Services — 3.5%
American Tower, Cl A*	12,200	389
AT&T (A)	4,483,872	111,155
CenturyTel (A)	217,300	6,704
Embarq	109,100	4,584
Frontier Communications (A)	809,000	5,890
NII Holdings*	456,339	9,337
NTELOS Holdings	39,100	699
Qwest Communications International (A)	1,056,220	4,605
Sprint Nextel*	3,006,893	15,485
Verizon Communications	1,682,938	49,243
Windstream (A)	548,213	4,610

		212,701

Utilities — 2.8%
AES*	405,539	4,051
Allegheny Energy	121,020	3,026
Ameren	128,454	2,988
American Electric Power	417,750	11,004
American Water Works	32,800	567
Calpine*	336,398	4,558
Centerpoint Energy	26,100	264
CMS Energy (A)	223,100	2,530
Consolidated Edison	60,000	2,128
Constellation Energy Group	102,300	2,791
Dominion Resources	237,100	7,537
DTE Energy	186,200	5,633
Duke Energy	158,900	2,248
Dynegy, Cl A* (A)	114,803	231
Edison International	164,612	4,813
Energen	83,077	3,092
Entergy	15,200	1,134
Exelon (A)	315,305	15,138
FirstEnergy	19,300	729
FPL Group (A)	137,390	7,767
IDACORP	26,800	624
Integrys Energy Group	48,800	1,322
Mirant*	74,400	1,162
Nicor	67,300	2,116
NiSource	62,100	664
Northeast Utilities	57,200	1,189
NRG Energy* (A)	555,388	12,496
Pepco Holdings (A)	354,900	4,607
PG&E (A)	193,074	7,088
Pinnacle West Capital (A)	99,400	2,748
PPL	832,159	27,020
Progress Energy	59,400	2,109
Public Service Enterprise Group	298,370	9,509

Description	Shares/Face Amount ($ Thousands)	Market Value ($ Thousands)

Questar	22,600	$766
SCANA	10,700	321
Sempra Energy	57,480	2,626
Southern	189,700	5,389
TECO Energy (A)	278,400	3,124
UGI	40,800	984
Unisource Energy	20,700	527
Wisconsin Energy	900	35
Xcel Energy	52,100	893

		169,548

Total Common Stock (Cost $4,920,310) ($ Thousands)		5,026,794

U.S. TREASURY OBLIGATIONS (B) (C) — 2.5%
U.S. Treasury Bills
0.216%, 06/11/09	$140,600	140,596
0.110%, 06/18/09	5,500	5,499
0.351%, 02/11/10	6,645	6,629

Total U.S. Treasury Obligations (Cost $152,719) ($ Thousands)		152,724

CASH EQUIVALENT — 2.6%
SEI Daily Income Trust, Prime Obligation Fund, Cl A, 0.260%**†	157,703,807	157,704

Total Cash Equivalent (Cost $157,704) ($ Thousands)		157,704

AFFILIATED PARTNERSHIPS — 21.3%
SEI LIBOR Plus Portfolio†	97,632,893	575,058
SEI Liquidity Fund, L.P., 0.820%**† (D)	720,492,703	709,901

Total Affiliated Partnerships (Cost $1,627,304) ($ Thousands)		1,284,959

Total Investments — 109.6% (Cost $6,858,037) ($ Thousands)		$6,622,181

56	SEI Institutional Investments Trust / Annual Report / May 31, 2009

A summary of the open futures contracts held by the Fund at May 31, 2009, is as follows:

Type of Contract	Number of Contracts Long	Expiration Date	Unrealized Appreciation ($ Thousands)
S&P 500 Index EMINI	602	Jun-2009	$5,136
S&P Composite Index	4,271	Jun-2009	200,067

			$205,203

A summary of the outstanding forward foreign currency contracts held by the Fund at May 31, 2009, is as follows:

Maturity Date		Currency to Deliver (Thousands)		Currency to Receive (Thousands)	Unrealized Appreciation (Depreciation) ($ Thousands)
6/17/09	CAD	4,900	USD	3,851	$(622)
6/17/09	CHF	4,500	USD	3,920	(301)
6/17/09	EUR	3,500	USD	4,463	(490)
6/17/09	GBP	1,750	USD	2,426	(395)
6/17/09	JPY	112,500	USD	1,152	(27)
6/17/09	NOK	4,000	USD	572	(64)
6/17/09	NZD	1,800	USD	903	(249)
6/17/09	SEK	6,000	USD	676	(116)
6/17/09	USD	3,999	CAD	4,900	474
6/17/09	USD	4,006	CHF	4,500	215
6/17/09	USD	4,706	EUR	3,500	247
6/17/09	USD	2,534	GBP	1,750	288
6/17/09	USD	1,147	JPY	112,500	32
6/17/09	USD	629	NOK	4,000	7
6/17/09	USD	1,002	NZD	1,800	150
6/17/09	USD	744	SEK	6,000	48

					$(803)

Percentages are based on a Net Assets of $6,043,119 ($ Thousands)

*	Non-income producing security.

**	The rate reported is the 7-day effective yield as of May 31, 2009

†	Investment in Affiliated Security (see Note 4).

‡	Real Estate Investment Trust

(A)	This security or a partial position of this security is on loan at May 31, 2009. The total value of securities on loan at May 31, 2009 was $712,934 ($ Thousands).

(B)	Zero coupon security. The rate reported is the effective yield at time of purchase.

(C)	Security, or a portion thereof, has been pledged as collateral on open futures contracts.

(D)	This security was purchased with cash collateral held from securities on loan. The total value of such securities as of May 31, 2009 was $709,901 ($ Thousands).

CAD — Canadian Dollar

CHF — Swiss Franc

Cl — Class

EUR — Euro

GBP — British Pound Sterling

JPY — Japanese Yen

L.P. — Limited Partnership

NOK — Norwegian Krone

NZD — New Zealand Dollar

SEK — Swedish Krona

USD — U.S. Dollar

The accompanying notes are an integral part of the financial statements.

SEI Institutional Investments Trust / Annual Report / May 31, 2009	57

SCHEDULE OF INVESTMENTS

Large Cap Index Fund

May 31, 2009

Description	Shares	Market Value ($ Thousands)

COMMON STOCK — 98.0%

Consumer Discretionary — 9.4%
Abercrombie & Fitch, Cl A (A)	3,602	$108
Advance Auto Parts	3,808	162
Amazon.com* (A)	12,189	951
American Eagle Outfitters	7,171	106
AnnTaylor Stores*	1,847	14
Apollo Group, Cl A*	4,764	281
Ascent Media, Cl A* (A)	362	10
Autoliv	3,018	84
AutoNation* (A)	4,132	66
AutoZone* (A)	1,407	214
Barnes & Noble (A)	1,238	31
Bed Bath & Beyond*	9,715	273
Best Buy (A)	12,547	440
Big Lots*	3,500	81
Black & Decker (A)	2,468	79
BorgWarner (A)	4,682	151
Boyd Gaming (A)	1,651	17
Brinker International	4,483	80
Brink’s Home Security Holdings*	1,300	37
Burger King Holdings	3,500	58
Cablevision Systems, Cl A	8,742	166
Career Education*	3,759	75
Carmax* (A)	8,360	94
Carnival	16,400	417
CBS, Cl B	23,169	171
Centex (A)	5,156	43
Central European Media Enterprises, Cl A*	1,000	19
Chipotle Mexican Grill, Cl A* (A)	1,200	95
Choice Hotels International	1,484	40
Clear Channel Outdoor Holdings, Cl A*	700	2
Coach (A)	11,967	314
Comcast, Cl A (A)	107,925	1,486
CTC Media*	1,100	11
Darden Restaurants	5,622	203
DeVry	2,400	105
Dick’s Sporting Goods*	2,958	53
DIRECTV Group* (A)	20,558	463

Description	Shares	Market Value ($ Thousands)

Discovery Communications, Cl C*	11,021	$230
DISH Network, Cl A*	8,362	137
Dollar Tree*	3,553	159
DR Horton	12,868	118
DreamWorks Animation SKG, Cl A*	3,434	96
Eastman Kodak	11,567	30
EW Scripps, Cl A (A)	757	1
Expedia* (A)	7,434	129
Family Dollar Stores (A)	5,462	165
Foot Locker	6,869	76
Ford Motor*	120,484	692
Fortune Brands	5,720	200
GameStop, Cl A* (A)	6,400	160
Gannett (A)	9,359	45
Gap	17,159	306
Garmin (A)	4,300	90
General Motors (A)	19,781	15
Gentex	6,132	72
Genuine Parts	6,071	203
Goodyear Tire & Rubber* (A)	8,552	98
Guess?	2,100	54
H&R Block	12,025	176
Hanesbrands*	4,143	70
Harley-Davidson (A)	9,303	158
Harman International Industries (A)	2,768	52
Hasbro	4,867	124
Hearst-Argyle Television, Cl A	863	4
Hillenbrand	2,824	48
Home Depot	65,015	1,506
HSN*	932	10
International Game Technology	12,243	213
International Speedway, Cl A	1,512	37
Interpublic Group*	16,975	89
Interval Leisure Group*	932	9
ITT Educational Services*	1,521	140
J.C. Penney	8,251	215
Jarden*	3,100	55
John Wiley & Sons, Cl A	1,842	58
Johnson Controls	22,345	445
Jones Apparel Group	2,953	27
KB Home (A)	3,380	51
Kohl’s* (A)	11,619	494
Lamar Advertising, Cl A* (A)	2,540	47
Las Vegas Sands* (A)	7,293	72
Leggett & Platt (A)	6,319	93
Lennar, Cl A	5,830	55
Liberty Global, Cl A* (A)	11,071	153
Liberty Media - Capital, Ser A*	3,492	49
Liberty Media - Entertainment, Cl A*	19,468	470
Liberty Media - Interactive, Cl A* (A)	21,447	126
Limited Brands (A)	9,657	121
Liz Claiborne	2,661	12
LKQ*	5,800	89
Lowe’s	55,510	1,055

58	SEI Institutional Investments Trust / Annual Report / May 31, 2009

Description	Shares	Market Value ($ Thousands)

Macy’s	16,730	$195
Marriott International, Cl A (A)	11,050	258
Mattel	13,342	208
McDonald’s	43,580	2,571
McGraw-Hill	12,039	362
MDC Holdings	1,516	47
Meredith (A)	1,358	37
MGM Mirage*	8,439	63
Mohawk Industries* (A)	2,266	87
Morningstar*	500	21
New York Times, Cl A (A)	4,824	32
Newell Rubbermaid (A)	10,965	126
News, Cl A	87,585	857
NIKE, Cl B	13,648	778
Nordstrom (A)	7,412	146
NVR* (A)	224	111
Office Depot*	8,789	41
OfficeMax	1,974	16
Omnicom Group	12,044	367
O’Reilly Automotive*	5,340	193
Orient-Express Hotels, Cl A	1,000	7
Panera Bread, Cl A* (A)	1,162	62
Penn National Gaming*	2,389	79
Penske Auto Group (A)	1,200	15
PetSmart	5,273	107
Phillips-Van Heusen	2,300	68
Polo Ralph Lauren, Cl A (A)	2,280	123
priceline.com*	1,500	165
Pulte Homes (A)	8,618	76
RadioShack (A)	5,571	75
Regal Entertainment Group, Cl A	2,688	34
Ross Stores	5,271	206
Royal Caribbean Cruises	5,900	89
Saks* (A)	7,306	28
Scientific Games, Cl A* (A)	2,366	42
Scripps Networks Interactive, Cl A (A)	3,072	85
Sears Holdings* (A)	2,028	115
Service International	8,794	47
Sherwin-Williams	3,737	197
Signet Jewelers	3,800	68
Sirius XM Radio* (A)	166,602	58
Snap-On	2,391	74
Stanley Works	3,109	111
Staples	26,464	541
Starbucks*	27,306	393
Starwood Hotels & Resorts Worldwide (A)	7,384	181
Strayer Education (A)	600	111
Target (A)	29,985	1,179
Thor Industries (A)	1,000	20
Ticketmaster Entertainment*	932	7
Tiffany (A)	5,025	143
Tim Hortons (A)	6,786	180
Time Warner	45,979	1,077
Time Warner Cable, Cl A	13,284	409

Description	Shares	Market Value ($ Thousands)

TJX (A)	15,954	$471
Toll Brothers*	5,251	98
TRW Automotive Holdings*	993	9
Urban Outfitters* (A)	4,020	82
VF	3,217	183
Viacom, Cl B*	20,969	465
Virgin Media	10,420	91
WABCO Holdings	2,224	38
Walt Disney	73,284	1,775
Warner Music Group*	662	4
Washington Post, Cl B	257	93
Weight Watchers International	1,662	39
Whirlpool (A)	2,987	126
Williams-Sonoma	3,362	44
Wyndham Worldwide	6,168	73
Wynn Resorts*	2,296	85
Yum! Brands	17,848	618

		33,381

Consumer Staples — 11.0%
Alberto-Culver, Cl B	3,687	86
Altria Group (A)	80,668	1,379
Archer-Daniels-Midland	24,279	668
Avon Products	16,006	425
Bare Escentuals*	2,500	22
BJ’s Wholesale Club* (A)	1,872	66
Brown-Forman, Cl B	3,818	167
Bunge (A)	4,500	285
Campbell Soup	7,678	213
Central European Distribution* (A)	1,300	33
Church & Dwight	2,532	127
Clorox (A)	5,103	268
Coca-Cola	89,120	4,381
Coca-Cola Enterprises	12,715	212
Colgate-Palmolive	19,575	1,291
ConAgra Foods	16,886	314
Constellation Brands, Cl A*	7,431	86
Corn Products International	3,000	79
Costco Wholesale	16,381	795
CVS Caremark	54,952	1,637
Dean Foods*	5,587	105
Del Monte Foods	8,458	69
Dr Pepper Snapple Group*	9,900	215
Energizer Holdings*	2,741	143
Estee Lauder, Cl A	3,954	131
General Mills	12,696	650
Hansen Natural*	2,900	106
Herbalife	2,100	61
Hershey	5,698	201
HJ Heinz (A)	11,837	433
Hormel Foods (A)	2,539	88
JM Smucker	4,411	178
Kellogg	9,403	407
Kimberly-Clark	15,818	821

SEI Institutional Investments Trust / Annual Report / May 31, 2009	59

SCHEDULE OF INVESTMENTS

Large Cap Index Fund (Continued)

May 31, 2009

Description	Shares	Market Value ($ Thousands)

Kraft Foods, Cl A	56,615	$1,478
Kroger	24,873	567
Lorillard	6,550	447
McCormick	4,393	134
Mead Johnson Nutrition, Cl A*	1,100	34
Molson Coors Brewing, Cl B	4,262	188
NBTY*	1,800	45
Pepsi Bottling Group	4,982	164
PepsiAmericas	2,594	68
PepsiCo	60,937	3,172
Philip Morris International	76,168	3,248
Procter & Gamble	115,574	6,003
Reynolds American	6,410	256
Rite Aid* (A)	19,101	22
Safeway	16,420	333
Sara Lee	26,151	235
Smithfield Foods* (A)	3,975	49
Supervalu	8,589	143
Sysco	22,648	543
Tyson Foods, Cl A	11,965	159
Walgreen	37,625	1,121
Wal-Mart Stores	86,079	4,281
Whole Foods Market (A)	5,052	95

		38,927

Energy — 12.4%
Alpha Natural Resources*	3,000	83
Anadarko Petroleum	19,240	919
Apache	12,659	1,067
Arch Coal	5,912	109
Atwood Oceanics*	1,900	50
Baker Hughes	11,601	453
BJ Services	11,588	181
Cabot Oil & Gas	4,100	144
Cameron International*	8,044	251
Chesapeake Energy	22,866	518
Chevron	79,302	5,287
Cimarex Energy	3,400	111
CNX Gas*	800	25
ConocoPhillips	59,276	2,717
Consol Energy	6,744	278
Continental Resources* (A)	1,000	30
Denbury Resources*	9,848	169
Devon Energy	17,213	1,088
Diamond Offshore Drilling (A)	2,709	228
Dresser-Rand Group*	3,034	85
El Paso	25,903	253
Encore Acquisition*	2,300	82
ENSCO International	5,623	219
EOG Resources	9,645	706
Exterran Holdings*	2,900	58
Exxon Mobil	190,712	13,226
FMC Technologies*	5,060	211
Forest Oil*	4,114	78

Description	Shares	Market Value ($ Thousands)

Foundation Coal Holdings	2,000	$59
Frontier Oil	4,600	80
Frontline (A)	2,200	51
Global Industries* (A)	5,800	41
Halliburton	32,997	757
Helix Energy Solutions Group*	3,100	35
Helmerich & Payne (A)	4,250	149
Hercules Offshore* (A)	2,000	9
Hess	10,612	707
Holly	2,000	48
IHS, Cl A*	1,500	72
Key Energy Services* (A)	4,300	28
Marathon Oil	26,776	854
Mariner Energy* (A)	3,100	45
Massey Energy (A)	3,761	86
Murphy Oil	7,154	422
Nabors Industries*	11,000	197
National Oilwell Varco*	16,080	621
Newfield Exploration*	5,199	188
Noble Energy	6,462	384
Occidental Petroleum (A)	31,554	2,118
Oceaneering International*	2,000	103
Oil States International* (A)	1,700	44
Overseas Shipholding Group	727	25
Patriot Coal* (A)	2,234	20
Patterson-UTI Energy (A)	6,332	91
Peabody Energy	10,074	342
PetroHawk Energy*	10,200	257
Pioneer Natural Resources	4,744	133
Plains Exploration & Production*	4,191	118
Pride International*	6,729	163
Quicksilver Resources*	5,102	57
Range Resources	5,739	263
Rowan	3,986	81
SandRidge Energy*	3,500	38
Schlumberger	45,800	2,621
SEACOR Holdings*	900	69
Smith International	8,031	234
Southern Union (A)	3,868	67
Southwestern Energy*	12,876	560
Spectra Energy	23,709	380
St. Mary Land & Exploration	2,700	58
Sunoco	4,556	139
Superior Energy Services*	3,500	81
Teekay	2,100	34
Tesoro (A)	4,846	82
Tetra Technologies*	2,000	17
Tidewater	2,170	103
Unit*	1,527	51
Valero Energy	19,836	444
W&T Offshore (A)	900	9
Walter Industries	1,800	59
Whiting Petroleum*	1,900	89

60	SEI Institutional Investments Trust / Annual Report / May 31, 2009

Description	Shares	Market Value ($ Thousands)

Williams	21,846	$367
XTO Energy	21,388	915

		43,691

Financials — 13.3%
Affiliated Managers Group*	1,733	97
Aflac	17,956	637
Alexandria Real Estate Equities‡	1,400	50
Alleghany*	238	62
Allied Capital	5,864	17
Allied World Assurance Holdings	2,000	76
Allstate	20,725	533
AMB Property‡ (A)	5,244	94
American Capital (A)	6,121	17
American Express	38,134	948
American Financial Group	3,314	71
American International Group (A)	90,476	153
American National Insurance	722	57
AmeriCredit* (A)	5,672	72
Ameriprise Financial	8,200	248
Annaly Capital Management‡	20,011	279
AON	10,450	376
Apartment Investment & Management, Cl A‡	4,399	42
Arch Capital Group* (A)	1,800	102
Arthur J Gallagher	3,704	78
Associated Banc (A)	5,184	75
Assurant (A)	4,693	111
Astoria Financial	3,514	27
AvalonBay Communities‡ (A)	2,841	175
Axis Capital Holdings	4,900	117
Bancorpsouth (A)	3,600	80
Bank of America	243,118	2,740
Bank of Hawaii	1,982	74
Bank of New York Mellon	44,109	1,225
BB&T (A)	25,106	563
BlackRock, Cl A	685	109
BOK Financial	775	31
Boston Properties‡	4,484	217
Brandywine Realty Trust‡	2,500	19
BRE Properties‡ (A)	2,020	50
Brown & Brown	4,724	91
Camden Property Trust‡	2,247	67
Capital One Financial (A)	16,825	411
CapitalSource (A)	5,982	22
Capitol Federal Financial (A)	1,027	43
CB Richard Ellis Group, Cl A*	7,417	54
CBL & Associates Properties‡ (A)	2,133	13
Charles Schwab	35,285	621
Chubb	13,818	548
Cincinnati Financial	5,686	129
CIT Group (A)	17,424	67
Citigroup (A)	205,645	765
City National (A)	1,738	64

Description	Shares	Market Value ($ Thousands)

CME Group, Cl A	2,574	$828
CNA Financial	700	10
Comerica	5,953	129
Commerce Bancshares	2,494	78
Conseco*	5,277	13
Cullen/Frost Bankers	2,368	116
Developers Diversified Realty‡	4,235	21
Digital Realty Trust‡ (A)	2,900	104
Discover Financial Services	18,589	178
Douglas Emmett‡ (A)	5,400	50
Duke Realty‡ (A)	7,909	75
E*Trade Financial* (A)	22,138	32
Eaton Vance (A)	4,210	114
Endurance Specialty Holdings (A)	2,200	60
Equity Residential‡	10,087	245
Erie Indemnity, Cl A	1,119	39
Essex Property Trust‡	1,069	73
Everest Re Group	2,300	159
Fannie Mae (A)	49,033	36
Federal Home Loan Mortgage (A)	17,707	14
Federal Realty Investment Trust‡ (A)	2,296	121
Federated Investors, Cl B	3,658	92
Fidelity National Financial, Cl A	8,604	120
Fifth Third Bancorp (A)	19,582	135
First American	3,784	86
First Citizens BancShares, Cl A	200	27
First Horizon National (A)	8,582	104
Forest City Enterprises, Cl A	5,142	37
Franklin Resources	5,803	388
Fulton Financial (A)	8,095	47
Genworth Financial, Cl A (A)	17,892	106
GLG Partners (A)	1,900	7
Goldman Sachs Group	19,275	2,787
Hanover Insurance Group	2,193	75
Hartford Financial Services Group	12,710	182
HCC Insurance Holdings (A)	4,641	115
HCP‡	10,774	250
Health Care REIT‡ (A)	3,983	136
Hospitality Properties Trust‡	4,066	57
Host Hotels & Resorts‡	22,100	207
HRPT Properties Trust‡ (A)	8,002	38
Hudson City Bancorp	19,328	248
Huntington Bancshares (A)	14,534	57
IntercontinentalExchange*	2,600	280
Invesco	16,400	257
Investment Technology Group*	1,500	31
iStar Financial‡ (A)	3,295	10
Janus Capital Group	7,265	74
Jefferies Group	5,414	117
Jones Lang LaSalle	1,600	56
JPMorgan Chase	142,034	5,241
Keycorp	19,195	96
Kilroy Realty‡	1,600	34
Kimco Realty‡ (A)	11,644	136

SEI Institutional Investments Trust / Annual Report / May 31, 2009	61

SCHEDULE OF INVESTMENTS

Large Cap Index Fund (Continued)

May 31, 2009

Description	Shares	Market Value ($ Thousands)

Lazard, Cl A	3,100	$88
Legg Mason (A)	5,581	108
Leucadia National (A)	7,020	146
Liberty Property Trust‡	3,806	89
Lincoln National	10,288	195
Loews	11,736	318
M&T Bank (A)	2,583	130
Macerich‡ (A)	3,368	57
Mack-Cali Realty‡	2,798	69
Markel*	350	100
Marsh & McLennan	19,165	363
Marshall & Ilsley (A)	10,160	67
MBIA* (A)	4,859	31
Mercury General	1,196	40
MetLife	19,009	599
MF Global* (A)	2,800	17
MGIC Investment	4,615	20
Moody’s (A)	7,727	212
Morgan Stanley	40,378	1,224
MSCI, Cl A*	2,100	45
NASDAQ OMX Group*	5,400	114
Nationwide Health Properties‡ (A)	3,900	104
New York Community Bancorp (A)	13,372	148
Northern Trust	9,305	536
NYSE Euronext	9,800	294
Old Republic International (A)	9,490	97
OneBeacon Insurance Group, Cl A	1,100	12
PartnerRe (A)	2,100	137
People’s United Financial	12,834	203
Plum Creek Timber‡ (A)	6,321	219
PNC Financial Services Group	16,122	734
Popular (A)	9,430	28
Principal Financial Group	12,218	271
Progressive	25,380	409
ProLogis‡ (A)	16,188	137
Protective Life	3,309	41
Prudential Financial	16,363	653
Public Storage‡ (A)	4,768	318
Raymond James Financial (A)	4,221	67
Rayonier‡	3,203	128
Regency Centers‡	2,908	104
Regions Financial	41,987	176
Reinsurance Group of America, Cl A	2,899	107
RenaissanceRe Holdings	2,400	110
SEI (B)	5,642	87
Simon Property Group‡ (A)	10,789	577
SL Green Realty‡	1,868	43
SLM* (A)	18,214	120
St. Joe*	3,761	96
StanCorp Financial Group	2,042	63
State Street	19,094	887
Student Loan	102	4
SunTrust Banks	14,146	186
Synovus Financial (A)	11,672	38

Description	Shares	Market Value ($ Thousands)

T. Rowe Price Group	9,780	$397
Taubman Centers‡ (A)	2,200	54
TCF Financial (A)	4,301	62
TD Ameritrade Holding*	9,645	164
TFS Financial (A)	3,700	42
Torchmark (A)	3,050	123
Transatlantic Holdings	955	37
Travelers	22,944	933
Tree.com*	155	2
UDR‡	5,793	64
Unitrin	1,260	18
Unum Group	12,805	219
US Bancorp	73,043	1,402
Valley National Bancorp (A)	5,730	70
Ventas‡	5,444	165
Vornado Realty Trust‡ (A)	5,873	274
Waddell & Reed Financial, Cl A	3,000	73
Walter Investment Management‡*	969	13
Washington Federal (A)	3,063	40
Webster Financial	1,346	10
Weingarten Realty Investors‡	4,467	71
Wells Fargo	182,466	4,653
Wesco Financial	41	12
White Mountains Insurance Group	247	54
Whitney Holding (A)	2,257	28
Wilmington Trust (A)	2,292	33
WR Berkley	5,614	122
XL Capital, Cl A	11,900	120
Zions Bancorporation (A)	4,502	62

		47,128

Health Care — 13.1%
Abbott Laboratories	59,276	2,671
Abraxis Bioscience*	340	18
Aetna	17,034	456
Allergan	11,496	507
AmerisourceBergen	5,662	210
Amgen*	39,267	1,961
Amylin Pharmaceuticals* (A)	5,800	66
Baxter International	24,175	1,237
Beckman Coulter	2,512	136
Becton Dickinson	9,244	626
Biogen Idec* (A)	11,300	585
BioMarin Pharmaceutical* (A)	4,100	57
Boston Scientific*	56,339	530
Bristol-Myers Squibb	76,213	1,518
Brookdale Senior Living (A)	1,200	14
C.R. Bard	3,685	263
Cardinal Health	13,429	480
Celgene* (A)	17,292	730
Cephalon* (A)	2,648	154
Cerner* (A)	2,674	156
Charles River Laboratories International*	2,843	89
CIGNA	11,055	245

62	SEI Institutional Investments Trust / Annual Report / May 31, 2009

Description	Shares	Market Value ($ Thousands)

Community Health Systems*	4,062	$107
Cooper	1,604	42
Covance*	2,536	107
Coventry Health Care*	6,262	113
Covidien	18,900	675
DaVita*	4,108	185
Dentsply International (A)	5,798	170
Edwards Lifesciences*	2,207	141
Eli Lilly	37,961	1,312
Endo Pharmaceuticals Holdings*	4,797	76
Express Scripts*	7,922	507
Forest Laboratories*	11,373	270
Gen-Probe*	2,227	95
Genzyme*	10,053	595
Gilead Sciences*	35,550	1,532
Health Management Associates, Cl A* (A)	7,922	46
Health Net*	4,702	70
Henry Schein*	3,584	163
Hill-Rom Holdings (A)	2,724	44
HLTH*	4,776	56
Hologic*	10,000	127
Hospira* (A)	5,881	203
Humana*	6,275	197
Idexx Laboratories* (A)	2,552	107
Illumina* (A)	4,900	180
IMS Health	7,361	89
Intuitive Surgical* (A)	1,500	224
Inverness Medical Innovations* (A)	2,800	91
Johnson & Johnson (A)	108,109	5,963
Kinetic Concepts* (A)	2,413	63
King Pharmaceuticals*	10,126	96
Laboratory Corp of America Holdings*	4,111	251
Life Technologies*	6,870	266
LifePoint Hospitals*	2,376	65
Lincare Holdings*	3,027	66
McKesson	10,366	427
Medco Health Solutions* (A)	19,220	882
Mednax*	2,000	81
Medtronic	43,185	1,483
Merck	82,440	2,274
Millipore* (A)	2,186	137
Mylan Laboratories* (A)	12,119	160
Omnicare (A)	4,231	114
Patterson* (A)	4,883	101
PerkinElmer	4,834	79
Perrigo (A)	3,100	83
Pfizer	259,655	3,944
Pharmaceutical Product Development	4,284	86
Quest Diagnostics	5,944	310
ResMed*	3,055	113
Schering-Plough	62,409	1,523
Sepracor*	4,661	73
St. Jude Medical*	12,746	497
Stryker (A)	11,604	446

Description	Shares	Market Value ($ Thousands)

Techne	1,541	$93
Teleflex	1,640	74
Tenet Healthcare* (A)	15,994	58
Thermo Fisher Scientific*	16,225	631
UnitedHealth Group	47,329	1,259
Universal Health Services, Cl B	1,688	93
Varian Medical Systems*	4,630	166
VCA Antech* (A)	3,539	86
Vertex Pharmaceuticals*	6,400	191
Warner Chilcott, Cl A*	3,200	42
Waters*	3,872	168
Watson Pharmaceuticals*	4,218	128
WellCare Health Plans*	1,100	21
WellPoint* (A)	19,231	896
Wyeth	51,240	2,299
Zimmer Holdings*	8,725	389

		46,410

Industrials — 10.2%
3M	27,146	1,550
Aecom Technology*	3,900	125
AGCO*	3,800	110
Alexander & Baldwin (A)	1,782	44
Alliant Techsystems* (A)	1,336	115
Ametek	4,147	130
AMR* (A)	11,186	50
Armstrong World Industries* (A)	700	12
Avery Dennison	4,210	116
Avis Budget Group*	2,784	13
BE Aerospace*	3,600	54
Boeing (A)	28,991	1,300
Brink’s	1,800	48
Bucyrus International, Cl A (A)	2,600	75
Burlington Northern Santa Fe	10,898	790
C.H. Robinson Worldwide (A)	6,386	324
Carlisle	2,666	61
Caterpillar	23,288	826
Cintas	5,257	122
Continental Airlines, Cl B* (A)	4,700	44
Con-way	1,523	49
Cooper Industries, Cl A	6,400	210
Copa Holdings, Cl A (A)	1,100	38
Copart*	2,613	80
Corporate Executive Board	1,696	30
Corrections of America*	3,900	60
Covanta Holding* (A)	4,900	74
Crane	2,400	57
CSX	15,232	484
Cummins	7,512	244
Danaher (A)	9,651	582
Deere	16,318	709
Delta Air Lines* (A)	30,800	179
Donaldson	3,172	107
Dover	7,057	222

SEI Institutional Investments Trust / Annual Report / May 31, 2009	63

SCHEDULE OF INVESTMENTS

Large Cap Index Fund (Continued)

May 31, 2009

Description	Shares	Market Value ($ Thousands)

Dun & Bradstreet	2,056	$168
Eaton	6,126	266
Emerson Electric	29,620	951
Equifax	5,156	140
Expeditors International Washington	7,948	261
Fastenal (A)	5,062	168
FedEx	11,744	651
First Solar* (A)	1,800	342
Flowserve	2,300	169
Fluor (A)	6,608	310
FTI Consulting*	2,000	101
Gardner Denver*	2,300	65
GATX (A)	2,100	53
General Cable* (A)	1,800	69
General Dynamics	15,072	858
General Electric	403,623	5,441
Goodrich	4,592	223
Graco (A)	2,624	59
Harsco	3,470	101
Hertz Global Holdings* (A)	16,400	112
Honeywell International	28,090	931
Hubbell, Cl B	2,292	76
IDEX	3,593	84
Illinois Tool Works	17,680	571
Ingersoll-Rand, Cl A	11,643	236
Iron Mountain*	7,063	193
ITT	6,802	280
Jacobs Engineering Group*	4,502	193
JB Hunt Transport Services (A)	2,872	88
John Bean Technologies	768	12
Joy Global	3,633	125
Kansas City Southern*	3,700	61
KBR	5,684	105
Kennametal	3,300	62
Kirby*	2,300	77
L-3 Communications Holdings, Cl 3	4,577	336
Landstar System	2,165	82
Lennox International	1,600	50
Lincoln Electric Holdings (A)	1,700	69
Lockheed Martin	12,729	1,065
Manitowoc (A)	5,700	37
Manpower	3,184	135
Masco	14,309	148
McDermott International*	8,300	182
Monster Worldwide* (A)	5,218	61
MSC Industrial Direct, Cl A (A)	1,520	55
Norfolk Southern	14,133	526
Northrop Grumman	12,178	580
Oshkosh Truck (A)	3,559	42
Owens Corning*	2,700	38
Paccar	13,770	411
Pall	4,845	124
Parker Hannifin	6,304	266
Pentair	4,061	102

Description	Shares	Market Value ($ Thousands)

Pitney Bowes	7,685	$176
Precision Castparts	5,246	433
Quanta Services*	7,900	180
Raytheon	15,168	677
Republic Services, Cl A	12,142	277
Robert Half International (A)	5,676	121
Rockwell Automation	5,704	175
Rockwell Collins	5,962	253
Roper Industries	3,500	151
RR Donnelley & Sons	8,477	114
Ryder System	2,306	65
Shaw Group*	3,500	95
Southwest Airlines	27,020	182
Spirit Aerosystems Holdings, Cl A* (A)	4,700	65
SPX	1,711	79
Steelcase, Cl A	2,475	12
Stericycle*	3,126	156
SunPower, Cl A* (A)	3,300	96
Terex*	4,248	57
Textron	9,722	112
Thomas & Betts*	1,867	57
Timken	3,560	60
Toro (A)	1,560	48
Trinity Industries (A)	3,500	53
Union Pacific	19,616	967
United Parcel Service, Cl B	26,341	1,347
United Rentals*	1,723	8
United Technologies	37,366	1,966
URS*	3,300	159
USG* (A)	2,298	28
UTi Worldwide*	3,500	46
Valmont Industries	600	41
Waste Management (A)	18,494	510
WESCO International*	2,000	54
WW Grainger	2,881	227

		35,992

Information Technology — 17.6%
Accenture, Cl A	22,600	676
Activision Blizzard*	22,056	266
ADC Telecommunications*	2,967	21
Adobe Systems*	20,102	566
Advanced Micro Devices* (A)	23,634	107
Affiliated Computer Services, Cl A*	3,547	159
Agilent Technologies*	12,864	235
Akamai Technologies*	6,918	154
Alliance Data Systems* (A)	2,112	86
Altera (A)	11,073	188
Amdocs*	7,700	167
Amphenol, Cl A	6,892	230
Analog Devices	10,812	264
Ansys*	3,400	102
Apple*	33,823	4,593
Applied Materials	51,155	576

64	SEI Institutional Investments Trust / Annual Report / May 31, 2009

Description	Shares	Market Value ($ Thousands)

Arrow Electronics*	5,089	$123
Atmel*	18,900	73
Autodesk* (A)	8,737	188
Automatic Data Processing	19,592	745
Avnet*	6,110	141
AVX	1,424	13
BMC Software*	7,089	242
Broadcom, Cl A* (A)	19,368	494
Broadridge Financial Solutions	5,873	97
Brocade Communications Systems*	13,400	98
CA	14,438	252
Cadence Design Systems* (A)	8,663	49
Ciena* (A)	4,114	45
Cisco Systems*	226,627	4,193
Citrix Systems*	6,787	213
Cognizant Technology Solutions, Cl A*	10,788	272
CommScope*	2,400	63
Computer Sciences*	5,564	236
Compuware*	8,551	65
Convergys*	5,569	52
Corning	59,658	877
Cree* (A)	3,222	98
Cypress Semiconductor*	4,400	38
Dell*	68,743	796
Diebold	2,729	67
Dolby Laboratories, Cl A* (A)	2,143	77
DST Systems*	1,395	54
eBay*	41,911	739
EchoStar, Cl A*	2,132	34
Electronic Arts*	11,865	273
EMC*	78,364	921
Equinix* (A)	1,200	89
F5 Networks*	2,938	93
Factset Research Systems (A)	1,800	95
Fairchild Semiconductor International, Cl A*	3,400	24
Fidelity National Information Services	7,728	149
Fiserv*	5,769	244
FLIR Systems* (A)	5,400	121
Genpact*	3,100	32
Global Payments (A)	3,134	113
Google, Cl A*	9,044	3,773
Harris	5,289	164
Harris Stratex Networks, Cl A*	1,313	6
Hewitt Associates, Cl A*	3,863	112
Hewlett-Packard	94,601	3,250
IAC*	3,232	52
Ingram Micro, Cl A*	7,023	116
Integrated Device Technology*	5,600	32
Intel (A)	219,858	3,456
International Business Machines	52,698	5,601
International Rectifier*	3,355	49
Intersil, Cl A	5,361	66
Intuit*	11,986	326
Itron* (A)	1,400	82

Description	Shares	Market Value ($ Thousands)

Jabil Circuit	7,174	$56
JDS Uniphase* (A)	7,340	40
Juniper Networks* (A)	19,725	488
Kla-Tencor	6,709	181
Lam Research* (A)	5,091	133
Lender Processing Services	4,014	117
Lexmark International, Cl A*	2,786	46
Linear Technology	8,157	191
LSI*	26,248	117
Marvell Technology Group*	19,300	221
Mastercard, Cl A	2,800	494
McAfee*	5,573	219
MEMC Electronic Materials*	8,938	172
Metavante Technologies*	3,120	80
Mettler Toledo International*	1,336	95
Microchip Technology (A)	7,322	158
Micron Technology* (A)	31,016	157
Microsoft	307,900	6,432
Molex (A)	4,770	73
Motorola	84,934	515
National Instruments	1,936	41
National Semiconductor (A)	9,156	127
NCR*	6,689	72
NetApp* (A)	12,755	249
NeuStar, Cl A*	2,700	54
Novell*	15,326	64
Novellus Systems*	4,377	79
Nuance Communications*	7,700	95
Nvidia* (A)	20,556	214
ON Semiconductor* (A)	14,500	99
Oracle	149,567	2,930
Paychex (A)	12,107	331
QLogic* (A)	4,380	60
Qualcomm	62,150	2,709
Rambus*	4,500	58
Red Hat* (A)	6,927	138
SAIC*	8,300	145
Salesforce.com* (A)	4,138	157
SanDisk*	9,143	143
Seagate Technology	19,600	171
Silicon Laboratories*	1,600	54
Sohu.com*	1,000	63
Sun Microsystems*	27,469	247
Symantec*	31,648	493
Synopsys*	5,782	113
Tech Data*	2,250	72
Tellabs*	16,789	93
Teradata*	6,789	147
Teradyne*	5,563	40
Texas Instruments	50,108	972
Total System Services	6,691	91
Trimble Navigation*	4,914	94
Tyco Electronics	17,900	311
Unisys*	8,532	12

SEI Institutional Investments Trust / Annual Report / May 31, 2009	65

SCHEDULE OF INVESTMENTS

Large Cap Index Fund (Continued)

May 31, 2009

Description	Shares	Market Value ($ Thousands)

Varian Semiconductor Equipment Associates*	3,200	$75
VeriSign*	7,585	178
Visa, Cl A (A)	17,000	1,151
Vishay Intertechnology* (A)	5,950	33
VMware, Cl A*	1,900	59
WebMD Health, Cl A*	300	8
Western Digital*	8,830	219
Western Union	26,328	464
Xerox	33,251	226
Xilinx	10,357	215
Yahoo!* (A)	52,181	827
Zebra Technologies, Cl A*	2,025	44

		62,285

Materials — 3.8%
Air Products & Chemicals	7,894	511
Airgas	3,315	140
AK Steel Holding	3,800	54
Albemarle	3,744	106
Alcoa (A)	36,402	336
Allegheny Technologies (A)	4,097	145
Aptargroup	2,800	87
Ashland	2,476	66
Ball	3,875	154
Bemis	3,974	100
Cabot	2,273	36
Carpenter Technology	1,400	31
Celanese, Cl A	5,183	106
Century Aluminum*	1,100	7
CF Industries Holdings	1,900	148
Cliffs Natural Resources	5,300	144
Commercial Metals (A)	4,900	83
Crown Holdings*	6,451	152
Cytec Industries	1,581	34
Domtar*	23,537	27
Dow Chemical	43,070	762
E.I. Du Pont de Nemours	34,792	991
Eagle Materials (A)	2,000	49
Eastman Chemical	3,142	130
Ecolab	6,491	242
FMC	2,960	161
Freeport-McMoRan Copper & Gold, Cl B (A)	15,912	866
Greif, Cl A	1,500	72
Huntsman	5,129	32
International Flavors & Fragrances	3,291	105
International Paper	15,755	226
Intrepid Potash* (A)	1,300	42
Lubrizol	2,834	127
Martin Marietta Materials	1,663	135
MeadWestvaco (A)	7,258	116
Monsanto	21,150	1,738
Mosaic	5,778	316

Description	Shares	Market Value ($ Thousands)

Nalco Holding (A)	5,917	$103
Newmont Mining	18,133	886
Nucor	11,890	522
Owens-Illinois*	6,591	189
Packaging of America	4,599	74
Pactiv*	5,183	116
PPG Industries	6,123	272
Praxair	12,125	888
Reliance Steel & Aluminum	2,200	84
RPM International	4,469	69
Schnitzer Steel Industries, Cl A	1,000	55
Scotts Miracle-Gro, Cl A	1,806	62
Sealed Air	6,568	131
Sigma-Aldrich	4,548	220
Sonoco Products	4,046	99
Southern Copper (A)	8,748	183
Steel Dynamics	5,700	85
Temple-Inland (A)	3,675	47
Terra Industries	3,700	103
Titanium Metals (A)	3,358	31
United States Steel (A)	5,683	194
Valspar	3,564	81
Vulcan Materials (A)	4,057	180
Weyerhaeuser	7,878	265

		13,516

Telecommunication Services — 3.3%
American Tower, Cl A*	14,922	476
AT&T	227,833	5,648
CenturyTel (A)	3,601	111
Clearwire, Cl A* (A)	2,500	11
Crown Castle International*	10,496	255
Embarq	5,432	228
Frontier Communications (A)	12,955	94
Leap Wireless International* (A)	2,200	83
Level 3 Communications* (A)	67,400	72
MetroPCS Communications* (A)	9,600	164
NII Holdings*	6,620	135
Qwest Communications International (A)	55,696	243
SBA Communications, Cl A* (A)	4,200	107
Sprint Nextel*	104,444	538
Telephone & Data Systems	4,102	124
US Cellular*	831	35
Verizon Communications	109,415	3,201
Windstream	17,547	148

		11,673

Utilities — 3.9%
AES*	24,724	247
AGL Resources	3,247	94
Allegheny Energy	6,166	154
Alliant Energy	4,376	104
Ameren (A)	7,690	179
American Electric Power	17,950	473

66	SEI Institutional Investments Trust / Annual Report / May 31, 2009

Description	Shares	Market Value ($ Thousands)

American Water Works	2,900	$50
Aqua America (A)	5,477	90
Atmos Energy	3,691	89
Calpine*	14,000	190
Centerpoint Energy	12,615	128
CMS Energy (A)	9,542	108
Consolidated Edison (A)	10,216	362
Constellation Energy Group	7,358	201
Dominion Resources	21,812	693
DPL (A)	4,546	99
DTE Energy	5,964	180
Duke Energy	47,819	677
Dynegy, Cl A*	22,518	45
Edison International	12,179	356
Energen	2,937	109
Entergy	7,198	537
Equities	4,766	178
Exelon	24,929	1,197
FirstEnergy	11,481	434
FPL Group	15,473	875
Great Plains Energy (A)	4,871	73
Hawaiian Electric Industries (A)	3,746	65
Integrys Energy Group	3,002	81
MDU Resources Group (A)	7,221	133
Mirant* (A)	5,661	88
National Fuel Gas	3,289	110
NiSource	10,821	116
Northeast Utilities	6,407	133
NRG Energy* (A)	9,100	205
NSTAR	4,228	127
NV Energy	8,300	83
OGE Energy (A)	3,768	97
Oneok	4,129	121
Pepco Holdings	7,844	102
PG&E (A)	13,418	493
Pinnacle West Capital	3,992	110
PPL	14,026	455
Progress Energy	10,461	371
Public Service Enterprise Group (A)	19,152	610
Questar	6,346	215
RRI Energy*	14,659	80
SCANA	4,520	136
Sempra Energy	9,423	431
Southern	29,103	827
TECO Energy (A)	8,600	97
UGI	4,350	105
Vectren	3,491	79
Wisconsin Energy (A)	4,549	180
Xcel Energy	16,981	291

		13,863

Total Common Stock (Cost $348,740) ($ Thousands)		346,866

Description	Shares/Face Amount ($ Thousands)	Market Value ($ Thousands)

U.S. TREASURY OBLIGATIONS (C) (D) — 0.2%
U.S. Treasury Bills
0.216%, 06/11/09	$558	$558
0.180%, 07/02/09	70	70

		628

Total U.S. Treasury Obligations (Cost $628) ($ Thousands)		628

CASH EQUIVALENT — 1.1%
SEI Daily Income Trust, Prime Obligation Fund, Cl A, 0.260%**†	3,999,205	3,999

Total Cash Equivalent (Cost $3,999) ($ Thousands)		3,999

AFFILIATED PARTNERSHIP — 10.9%
SEI Liquidity Fund, L.P., 0.820%**† (E)	39,140,369	38,379

Total Affiliated Partnership (Cost $39,140) ($ Thousands)		38,379

Total Investments — 110.2% (Cost $392,507) ($ Thousands)		$389,872

A summary of the open futures contracts held by the Fund at May 31, 2009, is as follows:

Type of Contract	Number of Contracts Long	Expiration Date	Unrealized Appreciation ($ Thousands)
S&P 500 Index EMINI	130	Jun-2009	$1,005
S&P Mid 400 Index E-MINI	6	Jun-2009	72

			$1,077

Percentages are based on a Net Assets of $353,892 ($ Thousands)

*	Non-income producing security.

**	The rate reported is the 7-day effective yield as of May 31, 2009

†	Investment in Affiliated Security (see Note 4).

‡	Real Estate Investment Trust

(A)	This security or a partial position of this security is on loan at May 31, 2009. The total value of securities on loan at May 31, 2009 was $38,438 ($ Thousands).

(B)	The Fund may purchase securities of certain companies with which it is affiliated to the extent these companies are represented in its benchmark index.

(C)	Zero coupon security. The rate reported is the effective yield at time of purchase.

(D)	Security, or a portion thereof, has been pledged as collateral on open futures contracts.

(E)	This security was purchased with cash collateral held from securities on loan. The total value of such securities as of May 31, 2009 was $38,379 ($ Thousands).

Cl — Class

L.P. — Limited Partnership

Ser	— Series

The accompanying notes are an integral part of the financial statements.

SEI Institutional Investments Trust / Annual Report / May 31, 2009	67

SCHEDULE OF INVESTMENTS

Small Cap Fund

May 31, 2009

Description	Shares	Market Value ($ Thousands)

COMMON STOCK — 95.5%

Consumer Discretionary — 12.3%
Aaron’s (A)	44,973	$1,465
Abercrombie & Fitch, Cl A (A)	18,544	558
Advance Auto Parts	31,000	1,320
Aeropostale*	46,495	1,610
American Eagle Outfitters	93,275	1,381
American Greetings, Cl A (A)	43,000	295
American Public Education*	65,979	2,156
America’s Car-Mart*	23,900	391
Amerigon* (A)	105,398	468
Ameristar Casinos	31,660	635
AnnTaylor Stores*	31,599	231
Arbitron	38,500	766
Arctic Cat	54,500	218
Asbury Automotive Group	38,200	363
Autoliv	12,600	350
Bally Technologies*	46,300	1,296
Barnes & Noble	63,900	1,579
Bebe Stores (A)	139,739	1,126
Belo, Cl A	203,518	366
Big 5 Sporting Goods	46,300	502
Big Lots*	33,130	762
BJ’s Restaurants* (A)	43,462	623
Bluegreen*	11,599	31
Blyth	7,875	262
Bob Evans Farms (A)	19,500	503
Brink’s Home Security Holdings*	35,400	1,020
Brown Shoe (A)	93,848	762
Buckle (A)	19,686	704
Buffalo Wild Wings*	33,193	1,178
Cabela’s*	5,169	69
Callaway Golf	126,939	904
Capella Education* (A)	8,722	455
Career Education* (A)	42,197	847
Carrols Restaurant Group*	54,100	406
Carter’s*	14,449	342
Casual Male Retail Group*	294,400	515

Description	Shares	Market Value ($ Thousands)

Cato, Cl A (A)	88,537	$1,703
CEC Entertainment*	36,791	1,182
Centex	88,100	743
Century Casinos*	169,247	433
Charlotte Russe Holding*	63,118	641
Cheesecake Factory*	10,200	175
Chico’s FAS* (A)	95,659	934
Childrens Place Retail Stores* (A)	24,800	891
Christopher & Banks	46,129	239
Cinemark Holdings	63,314	672
CKE Restaurants	30,477	251
Columbia Sportswear (A)	20,800	660
Cooper Tire & Rubber (A)	60,640	643
Corinthian Colleges* (A)	93,450	1,437
Cracker Barrel Old Country Store (A)	42,989	1,351
CROCS*	24,214	70
CSS Industries	5,900	107
DeVry	10,243	446
Dick’s Sporting Goods* (A)	50,805	904
DineEquity (A)	8,400	233
DR Horton	13,706	126
DreamWorks Animation SKG, Cl A*	21,500	599
Dress Barn*	54,948	870
DSW, Cl A* (A)	123,448	1,404
Eastman Kodak	25,448	66
Einstein Noah Restaurant Group*	6,600	52
Entercom Communications, Cl A (A)	44,561	71
Ethan Allen Interiors (A)	76,975	944
EW Scripps, Cl A (A)	36,466	71
Exide Technologies*	69,493	425
Federal Mogul, Cl A*	70,989	710
FGX International Holdings*	13,400	180
Finish Line, Cl A	174,951	1,209
Foot Locker (A)	93,507	1,039
Fossil*	17,700	396
Fred’s, Cl A	6,428	83
Fuel Systems Solutions* (A)	21,403	452
Fuqi International*	7,300	89
Furniture Brands International	21,776	91
Gannett	12,378	59
Genesco*	12,481	322
Gentex	13,900	164
Gildan Activewear, Cl A* (A)	44,100	725
Guess?	26,800	692
Gymboree*	22,855	842
Hanesbrands* (A)	30,500	515
Harte-Hanks (A)	39,300	331
Hasbro	3,223	82
hhgregg*	7,100	117
Hibbett Sports* (A)	36,049	650
Hillenbrand	8,061	138
Iconix Brand Group*	92,935	1,505
Interactive Data	683	16
International Speedway, Cl A	35,400	878

68	SEI Institutional Investments Trust / Annual Report / May 31, 2009

Description	Shares	Market Value ($ Thousands)

Isle of Capri Casinos* (A)	43,281	$569
J Crew Group*	79,330	2,051
Jack in the Box* (A)	36,100	949
Jackson Hewitt Tax Service	22,900	91
Jakks Pacific* (A)	21,300	272
Jarden* (A)	145,791	2,592
Jo-Ann Stores*	46,919	1,014
Jones Apparel Group	55,073	501
Journal Communications, Cl A	152,400	230
K12* (A)	29,400	514
Lakeland Industries*	89,000	730
Landry’s Restaurants (A)	9,800	99
Life Time Fitness* (A)	157,426	2,909
Lifetime Brands	87,800	294
Lincoln Educational Services*	9,900	183
Lions Gate Entertainment*	109,800	681
Live Nation*	25,985	149
LodgeNet Interactive*	12,020	70
Lululemon Athletica* (A)	148,566	1,876
M/I Homes	29,600	342
Maidenform Brands*	25,200	326
Marvel Entertainment* (A)	46,565	1,545
Matthews International, Cl A	11,000	314
MDC Holdings	5,569	171
MDC Partners, Cl A*	386,300	2,125
Media General, Cl A (A)	22,087	59
Men’s Wearhouse (A)	17,911	306
Meredith (A)	29,100	784
Morningstar* (A)	31,085	1,288
National CineMedia	45,359	567
National Presto Industries	1,454	119
Nautilus*	9,043	13
NetFlix* (A)	43,920	1,732
New Frontier Media	164,090	361
New York*	21,301	77
Nordstrom	31,600	622
NutriSystem	13,000	178
NVR*	1,720	851
O’Charleys	55,684	449
Office Depot*	54,585	254
OfficeMax	153,200	1,264
Orient-Express Hotels, Cl A	235,499	1,677
Oxford Industries	6,000	56
Panera Bread, Cl A* (A)	16,770	893
Papa John’s International*	959	26
Peet’s Coffee & Tea* (A)	17,853	466
Penn National Gaming* (A)	10,780	357
PEP Boys-Manny Moe & Jack	51,000	360
PetSmart	58,299	1,187
PF Chang’s China Bistro* (A)	27,146	867
Phillips-Van Heusen	28,094	828
Pinnacle Entertainment*	66,732	711
Polaris Industries (A)	25,294	804
Princeton Review*	267,100	1,250

Description	Shares	Market Value ($ Thousands)

Pulte Homes	14,208	$125
RadioShack	8,700	117
RC2* (A)	33,878	407
RCN*	10,687	59
Regis	80,624	1,413
Rent-A-Center, Cl A* (A)	63,109	1,232
Retail Ventures*	209,167	546
Ruby Tuesday*	73,100	452
Ryland Group (A)	19,684	336
Scholastic	62,900	1,233
Scientific Games, Cl A* (A)	46,179	823
Shoe Carnival*	9,000	96
Shutterfly* (A)	65,428	934
Sinclair Broadcast Group, Cl A (A)	39,677	70
Skechers U.S.A., Cl A*	23,400	222
Sonic*	59,000	556
Sonic Automotive, Cl A (A)	8,100	77
Sotheby’s	22,993	244
Spartan Motors	59,968	566
Stage Stores	151,738	1,841
Stamps.com*	28,525	253
Standard Pacific* (A)	109,163	266
Starwood Hotels & Resorts Worldwide (A)	37,800	925
Steinway Musical Instruments*	338	4
Steven Madden*	21,741	592
Stewart Enterprises, Cl A	53,704	222
Strayer Education	4,000	737
Systemax*	9,900	121
Tempur-Pedic International (A)	76,570	845
Texas Roadhouse, Cl A*	79,125	920
Thor Industries (A)	39,100	786
Thunderbird Resorts* (B) (H) (J)	154,500	232
Timberland, Cl A*	7,223	104
Tractor Supply* (A)	47,177	1,811
True Religion Apparel* (A)	27,780	641
Tupperware Brands	5,400	131
Under Armour, Cl A*	37,325	916
Unifirst	800	27
Universal Electronics*	11,113	218
Urban Outfitters*	40,365	824
Valassis Communications*	9,600	62
Volcom*	9,600	131
Warner Music Group*	154,524	1,051
Wendy’s, Cl A	55,940	235
Wet Seal, Cl A*	9,452	30
Williams-Sonoma	16,600	215
WMS Industries* (A)	57,278	2,032
World Wrestling Entertainment, Cl A	18,900	236

		121,006

Consumer Staples — 3.6%
Alberto-Culver, Cl B	21,700	504
Alliance One International*	237,000	1,128
American Italian Pasta, Cl A*	37,956	1,049

SEI Institutional Investments Trust / Annual Report / May 31, 2009	69

SCHEDULE OF INVESTMENTS

Small Cap Fund (Continued)

May 31, 2009

Description	Shares	Market Value ($ Thousands)

American Oriental Bioengineering* (A)	61,000	$296
Andersons	10,600	266
Asiatic Development (Malaysia)	299,500	463
B&G Foods, Cl A	3,708	27
Bare Escentuals*	30,500	267
BJ’s Wholesale Club* (A)	30,200	1,064
Boston Beer, Cl A*	9,446	269
Cal-Maine Foods (A)	25,000	611
Casey’s General Stores	65,833	1,661
Central Garden and Pet, Cl A*	54,072	532
Central Garden and Pet*	37,082	395
Chattem*	8,600	514
China Sky One Medical* (A)	14,240	210
Chiquita Brands International*	112,500	1,176
Coca-Cola Bottling	2,400	117
Constellation Brands, Cl A*	63,900	739
Corn Products International	36,942	976
Cosan Industria e Comercio (Brazil)*	99,400	777
Darling International*	96,727	732
Dean Foods*	38,015	715
Del Monte Foods	213,181	1,744
Farmer Bros	2,600	58
Flowers Foods	87,760	1,858
Fresh Del Monte Produce*	19,800	351
Hansen Natural*	680	25
Herbalife	40,217	1,175
Ingles Markets, Cl A	14,100	211
J&J Snack Foods	2,619	98
Lancaster Colony (A)	6,237	287
Lance (A)	51,596	1,101
Molson Coors Brewing, Cl B	19,500	858
Nash Finch	7,169	210
NBTY*	42,900	1,059
Nu Skin Enterprises, Cl A	28,804	418
Pantry* (A)	53,751	1,071
Prestige Brands Holdings*	30,549	190
Pricesmart	12,100	202
Ralcorp Holdings*	6,838	392
Ruddick	26,807	674
Sanderson Farms (A)	45,360	1,978
Smart Balance*	208,035	1,539
Spartan Stores	3,352	42
Susser Holdings*	2,400	33
TreeHouse Foods*	22,084	590
Tyson Foods, Cl A (A)	28,291	377
United Natural Foods*	4,800	109
Universal (A)	58,300	2,159
USANA Health Sciences*	4,300	114
Vector Group (A)	37,229	545
Viterra, Cl Common Subscription Recei*	63,800	539
WD-40	186	5
Weis Markets	5,614	196
Winn-Dixie Stores*	21,600	330
Zhongpin* (A)	23,300	246

		35,272

Description	Shares	Market Value ($ Thousands)

Energy — 6.0%
Allis-Chalmers Energy* (A)	34,700	$94
Alon USA Energy	26,200	348
Alpha Natural Resources* (A)	20,794	573
Approach Resources*	87,400	781
Arch Coal	54,075	1,002
Arena Resources* (A)	64,159	2,298
Atlas America	14,700	271
Atwood Oceanics* (A)	13,800	365
Berry Petroleum, Cl A (A)	39,575	772
Boots & Coots International Control*	44,288	58
BPZ Energy PIPE*	63,000	451
BPZ Resources* (A)	52,600	376
Bristow Group*	5,800	183
Bronco Drilling*	2,926	17
Cal Dive International* (A)	75,936	766
CARBO Ceramics	8,000	302
Carrizo Oil & Gas* (A)	99,221	2,118
Cimarex Energy (A)	28,600	933
Clayton Williams Energy*	4,261	104
Complete Production Services*	39,929	283
Comstock Resources* (A)	28,584	1,138
Concho Resources*	16,212	520
Contango Oil & Gas*	5,500	274
Continental Resources*	13,300	394
Core Laboratories	5,500	522
CVR Energy*	32,735	313
Delek US Holdings	37,334	383
Denbury Resources*	11,600	199
DHT Maritime	137,200	792
Dresser-Rand Group*	107,813	3,019
Encore Acquisition*	9,633	342
ENSCO International	2,924	114
EXCO Resources*	160,517	2,470
Exterran Holdings*	17,057	340
Forest Oil* (A)	30,900	587
Foundation Coal Holdings	9,600	282
Geokinetics*	4,400	58
GeoMet*	326,692	408
Global Industries* (A)	103,300	723
GMX Resources*	38,421	679
Goodrich Petroleum* (A)	72,282	1,931
Gran Tierra Energy*	14,234	43
Gulfmark Offshore*	3,530	108
Gulfport Energy*	27,600	172
Helix Energy Solutions Group*	24,623	277
Holly	64,620	1,563
Hornbeck Offshore Services*	14,512	403
Infinity Bio-Energy*	635,045	31
InterOil* (A)	11,145	399
ION Geophysical*	123,636	350
James River Coal*	11,900	267
Key Energy Services*	94,036	606
Kinder Morgan Management LLC*	25,880	1,162

70	SEI Institutional Investments Trust / Annual Report / May 31, 2009

Description	Shares	Market Value ($ Thousands)

Mahalo Energy*	266,500	$1
Matrix Service* (A)	31,260	354
McMoRan Exploration*	11,828	80
Newpark Resources*	22,465	65
Oil Sands Quest* (A)	599,200	611
Oil Sands Quest PIPE*	74,000	76
Oil States International*	12,300	321
Omni Energy Services*	9,655	22
Overseas Shipholding Group (A)	16,200	548
Parker Drilling* (A)	80,700	378
Patterson-UTI Energy	48,900	701
Penn Virginia GP Holdings	2,170	27
PetroHawk Energy*	104,138	2,624
Petroquest Energy*	115,870	642
Pioneer Drilling*	900	6
Quicksilver Resources*	267,393	3,008
Rentech* (A)	294,500	156
Rosetta Resources*	3,800	33
RPC (A)	56,300	583
SEACOR Holdings* (A)	9,400	718
Southern Union (A)	95,200	1,655
St. Mary Land & Exploration	21,200	459
StealthGas	16,100	80
Superior Energy Services*	44,269	1,021
Swift Energy* (A)	48,741	801
T-3 Energy Services, Cl 3*	17,180	249
Teekay Tankers, Cl A (A)	19,300	238
Tesoro (A)	34,331	582
Tetra Technologies*	129,100	1,123
Venoco*	30,400	218
W&T Offshore (A)	98,898	1,009
Walter Industries	7,124	233
Western Refining (A)	81,441	1,161
Westmoreland Coal*	7,600	67
Whiting Petroleum*	32,133	1,506
Willbros Group*	84,712	1,293
World Fuel Services (A)	83,358	3,538

		59,151

Financials — 17.5%
Abington Bancorp	12,200	99
Advance America Cash Advance Centers	105,763	476
Advanta, Cl B (A)	33,450	23
Affiliated Managers Group*	27,947	1,568
Agree Realty‡	9,300	161
Alexandria Real Estate Equities‡	24,310	873
Allied World Assurance Holdings	27,200	1,027
AMB Property‡ (A)	45,250	808
AMBAC Financial Group (A)	23,853	30
American Campus Communities‡	33,609	773
American Equity Investment Life Holding (A)	84,980	494
American Financial Group (A)	26,715	572
American Physicians Capital	1,500	58

Description	Shares	Market Value ($ Thousands)

American Safety Insurance Holdings*	8,200	$102
Amerisafe*	22,680	366
Amtrust Financial Services (A)	24,643	236
Anthracite Capital‡ (A)	77,200	83
Anworth Mortgage Asset‡ (A)	452,675	3,015
Apartment Investment & Management, Cl A‡ (A)	189,364	1,789
Ares Capital	96,700	740
Arrow Financial	2,248	56
Aspen Insurance Holdings	115,875	2,675
Associated Banc (A)	28,400	411
Associated Estates Realty‡	13,320	79
Assured Guaranty (A)	39,100	513
Astoria Financial	40,907	315
AvalonBay Communities‡ (A)	25,333	1,557
Bancfirst	2,060	79
Banco Latinoamericano de Exportaciones, Cl E	52,100	660
Bancorp Rhode Island	9,500	195
Bancorpsouth (A)	26,028	579
Bank Mutual	23,179	210
Bank of the Ozarks (A)	34,439	871
BankFinancial	11,200	100
Berkshire Hills Bancorp	24,500	524
BGC Partners, Cl A	8,400	28
BioMed Realty Trust‡	13,400	132
Boston Private Financial Holdings (A)	15,170	76
Boston Properties‡ (A)	57,200	2,764
Brasil Brokers Participacoes	530,500	714
Brookline Bancorp	31,000	305
Calamos Asset Management, Cl A	51,466	639
Camden National	1,200	39
Capitol Federal Financial	10,232	431
Capstead Mortgage‡	117,978	1,407
Cardinal Financial	80,177	650
Cardtronics*	140,848	456
Care Investment Trust‡	9,400	56
Cash America International	10,630	245
Cathay General Bancorp (A)	10,300	107
CB Richard Ellis Group, Cl A*	108,950	795
CBL & Associates Properties‡ (A)	44,038	274
Cedar Shopping Centers‡	17,300	89
Center Financial	2,200	7
Central Pacific Financial (A)	55,477	332
Chemical Financial	12,948	244
Chimera Investment‡	403,500	1,408
Citizens & Northern	2,500	52
Citizens Republic Bancorp*	36,000	41
City Holding	13,520	429
CNA Surety* (A)	37,621	571
Cogdell Spencer‡	207,948	780
Cohen & Steers	23,700	366
Colonial Properties Trust‡	33,217	258
Columbia Banking System	26,725	291

SEI Institutional Investments Trust / Annual Report / May 31, 2009	71

SCHEDULE OF INVESTMENTS

Small Cap Fund (Continued)

May 31, 2009

Description	Shares	Market Value ($ Thousands)

Commerce Bancshares (A)	5,448	$171
Community Bank System	39,795	617
Compass Diversified Holdings	6,970	61
Conseco*	67,100	162
Corporate Office Properties Trust‡ (A)	41,600	1,235
Cousins Properties‡ (A)	37,400	337
Crawford, Cl B*	12,524	56
Cullen/Frost Bankers	2,364	116
CVB Financial (A)	46,535	295
Danvers Bancorp	40,700	602
Delphi Financial Group, Cl A	56,774	1,081
Developers Diversified Realty‡	34,619	170
Dime Community Bancshares	14,315	128
Dollar Financial* (A)	74,400	749
Douglas Emmett‡ (A)	99,100	922
DuPont Fabros Technology‡	50,314	476
Education Realty Trust‡	65,376	305
eHealth*	19,600	314
EMC Insurance Group	3,571	78
Employers Holdings	69,394	847
Encore Bancshares*	23,320	157
Endurance Specialty Holdings (A)	48,811	1,341
Entertainment Properties Trust‡ (A)	8,700	177
Equity Lifestyle Properties‡	8,957	351
Equity One‡ (A)	58,653	847
Equity Residential‡	85,250	2,075
ESSA Bancorp	27,704	386
Essex Property Trust‡ (A)	18,100	1,232
Evercore Partners, Cl A	74,989	1,449
Extra Space Storage‡	66,769	501
Ezcorp, Cl A*	30,681	373
FBL Financial Group, Cl A	32,400	235
FCStone Group*	46,531	190
Federal Realty Investment Trust‡ (A)	26,400	1,390
Federated Investors, Cl B (A)	30,597	766
Financial Federal	28,000	694
First American (A)	47,350	1,080
First Bancorp	18,700	143
First Cash Financial Services*	6,296	95
First Citizens BancShares, Cl A	1,300	172
First Commonwealth Financial	28,504	211
First Community Bancshares	7,400	129
First Financial Bancorp	92,266	787
First Financial Bankshares (A)	11,550	564
First Financial Holdings	20,800	186
First Horizon National (A)	67,516	820
First Merchants (A)	9,500	94
First Midwest Bancorp (A)	24,993	217
First Niagara Financial Group (A)	38,900	494
First Potomac Realty Trust‡	52,832	554
FirstMerit (A)	65,143	1,134
Flagstone Reinsurance Holdings	9,400	90
FNB (Pennsylvania)	73,342	490
Forestar Group*	29,225	355

Description	Shares	Market Value ($ Thousands)

FPIC Insurance Group* (A)	18,552	$552
Franklin Street Properties‡	6,431	81
Fulton Financial (A)	87,809	510
General Shopping Brasil (Brazil)*	252,400	511
Getty Realty‡	20,568	375
GFI Group	21,100	127
Glacier Bancorp (A)	30,300	502
Gladstone Capital	14,282	102
Gluskin Sheff + Associates (Canada)	58,900	767
Great Southern Bancorp (A)	11,213	246
Greenhill	17,700	1,301
Grubb & Ellis (A)	520,860	360
Hallmark Financial Services*	10,552	73
Hancock Holding (A)	41,638	1,454
Hanover Insurance Group	35,741	1,226
Harleysville Group	9,890	290
Hatteras Financial‡	67,000	1,670
HCP‡	108,100	2,511
Health Care REIT‡ (A)	6,735	231
Healthcare Realty Trust‡ (A)	5,985	99
Hercules Technology Growth Capital	196,748	1,476
Hersha Hospitality Trust‡	72,700	199
Highwoods Properties‡ (A)	5,800	131
Home Bancshares (A)	12,900	257
Home Federal Bancorp	29,800	282
Horace Mann Educators	30,678	277
Horizon Financial	400	1
Hospitality Properties Trust‡	19,100	267
Host Hotels & Resorts‡	104,650	982
HRPT Properties Trust‡ (A)	180,000	855
IBERIABANK	4,200	183
Independent Bank	2,234	45
Infinity Property & Casualty (A)	24,207	891
Inland Real Estate‡	59,277	414
Interactive Brokers Group, Cl A*	21,000	312
International Bancshares (A)	16,100	181
Investment Technology Group* (A)	19,545	406
Investors Bancorp*	24,500	214
Investors Real Estate Trust‡ (A)	50,300	448
IPC Holdings	39,196	974
Janus Capital Group	109,510	1,110
Jones Lang LaSalle	22,785	799
Kansas City Life Insurance	16,900	397
KBW* (A)	57,869	1,506
Knight Capital Group, Cl A*	65,584	1,129
LaSalle Hotel Properties‡	31,300	428
LTC Properties‡	47,818	995
M&T Bank (A)	7,877	396
Macerich‡ (A)	65,150	1,100
Mack-Cali Realty‡	13,200	326
MainSource Financial Group	22,500	179
MarketAxess Holdings*	126,086	1,330
Max Capital Group	52,200	825
MB Financial	23,000	235

72	SEI Institutional Investments Trust / Annual Report / May 31, 2009

Description	Shares	Market Value ($ Thousands)

Meadowbrook Insurance Group	269,268	$1,990
Medallion Financial	10,500	78
Medical Properties Trust‡ (A)	63,100	398
MFA Mortgage Investments‡	540,983	3,387
Mid-America Apartment Communities‡ (A)	10,964	398
Montpelier Re Holdings	46,113	617
MSCI, Cl A*	72,122	1,534
NASB Financial	1,000	29
National Health Investors‡	6,643	176
National Interstate	2,755	44
National Penn Bancshares	24,016	146
National Retail Properties‡ (A)	14,215	243
Nationwide Health Properties‡	6,513	173
Navigators Group*	26,674	1,167
NBT Bancorp	8,054	177
Nelnet, Cl A*	109,275	925
NewAlliance Bancshares (A)	48,192	624
NorthStar Realty Finance‡ (A)	1,044	3
NYSE Euronext	5,000	150
OceanFirst Financial	22,560	283
Odyssey Re Holdings	3,900	157
Old National Bancorp (A)	50,326	603
Omega Healthcare Investors‡	42,304	676
optionsXpress Holdings	36,312	620
Oriental Financial Group	33,900	336
Pacific Continental	3,200	39
PacWest Bancorp (A)	85,797	1,212
Park National (A)	2,200	139
Pennsylvania Commerce Bancorp*	1,100	20
Pennsylvania Real Estate Investment Trust‡ (A)	41,600	232
Penson Worldwide* (A)	68,420	676
Peoples Bancorp (A)	5,900	105
PHH*	103,698	1,597
Pico Holdings* (A)	19,258	538
Platinum Underwriters Holdings	80,558	2,322
PMA Capital, Cl A*	25,119	122
Portfolio Recovery Associates*	3,821	138
Post Properties‡	85,250	1,298
Presidential Life	26,874	232
ProAssurance*	22,641	1,024
ProLogis‡ (A)	126,750	1,076
Prospect Capital	96,800	825
Prosperity Bancshares (A)	57,288	1,608
Provident Financial Services	16,514	162
PS Business Parks‡	18,632	836
Public Storage‡	21,324	1,420
Radian Group	54,265	154
RAIT Financial Trust‡ (A)	45,800	57
RAM Holdings* (A)	6,600	2
Raymond James Financial (A)	12,700	202
Realty Income‡ (A)	28,230	606
Redwood Trust‡ (A)	111,900	1,781
Regency Centers‡	20,600	734

Description	Shares	Market Value ($ Thousands)

Reinsurance Group of America, Cl A	21,360	$786
RenaissanceRe Holdings	9,800	448
Renasant	17,800	244
Republic Bancorp, Cl A	14,100	342
Riskmetrics Group*	64,895	1,043
RLI	7,654	359
S&T Bancorp	12,600	188
Safety Insurance Group	26,300	821
Sanders Morris Harris Group (A)	15,900	86
Sandy Spring Bancorp	8,500	116
Santander BanCorp (A)	15,400	113
Saul Centers‡	14,250	409
SCBT Financial	22,900	516
SeaBright Insurance Holdings*	51,505	417
Selective Insurance Group	36,900	487
Senior Housing Properties Trust‡	54,134	907
Sierra Bancorp (A)	4,000	58
Signature Bank NY* (A)	40,806	1,104
Simmons First National, Cl A	2,736	75
Simon Property Group‡ (A)	55,414	2,963
Smithtown Bancorp	3,600	44
South Financial Group (A)	26,000	49
Southside Bancshares	14,481	332
Southwest Bancorp	8,815	82
Sovran Self Storage‡	10,603	256
StanCorp Financial Group	2,186	68
State Bancorp	4,100	31
StellarOne (A)	14,140	174
Sterling Bancshares	146,505	929
Stewart Information Services	43,375	668
Strategic Hotels & Resorts‡	105,700	122
Student Loan (A)	8,800	391
Sun Bancorp*	4,095	28
Sun Communities‡ (A)	42,800	604
Sunstone Hotel Investors‡ (A)	95,854	557
Susquehanna Bancshares (A)	32,383	231
SVB Financial Group*	18,126	488
SWS Group	46,369	594
Tanger Factory Outlet Centers‡	1,779	58
Taubman Centers‡ (A)	20,600	510
TCF Financial (A)	97,488	1,400
TD Ameritrade Holding*	18,931	323
Texas Capital Bancshares*	33,100	508
Titanium Asset Management* (J)	132,700	663
Tompkins Financial	7,000	338
Tower Group	26,263	627
TradeStation Group*	57,579	472
Transatlantic Holdings	4,094	158
Trico Bancshares (A)	7,900	112
Trustco Bank (A)	156,067	880
Trustmark (A)	22,388	439
UCBH Holdings (A)	97,800	152
UMB Financial	2,478	99
Umpqua Holdings	9,042	77

SEI Institutional Investments Trust / Annual Report / May 31, 2009	73

SCHEDULE OF INVESTMENTS

Small Cap Fund (Continued)

May 31, 2009

Description	Shares	Market Value ($ Thousands)

United Bankshares (A)	21,577	$455
United Community Banks	32,257	250
United Financial Bancorp	44,031	550
Uranium Participation*	107,800	769
Validus Holdings (A)	54,918	1,253
Value Creation*(H) (I) (J)	119,600	549
Ventas‡	54,350	1,650
ViewPoint Financial Group	27,500	402
Vornado Realty Trust‡ (A)	50,485	2,356
Washington Federal (A)	20,981	275
Washington Real Estate Investment Trust‡	20,324	444
Webster Financial (A)	43,406	324
WesBanco	16,400	269
Westamerica Bancorporation (A)	35,419	1,837
Western Alliance Bancorp*	163,351	1,130
Westfield Financial	48,900	450
Whitney Holding (A)	38,614	479
Willis Group Holdings	13,162	350
Wilshire Bancorp	14,400	69
Wintrust Financial	7,430	134
World Acceptance* (A)	56,423	1,130
WR Berkley (A)	24,500	531
WSFS Financial	23,379	620
Zenith National Insurance	52,109	1,118
Zions Bancorporation (A)	30,839	422

		172,995

Health Care — 12.2%
Abaxis* (A)	73,848	1,292
Accelrys*	103,000	483
Achillion Pharmaceuticals*	116,122	143
Acorda Therapeutics*	49,549	1,223
Affymax* (A)	5,500	94
Albany Molecular Research*	31,519	276
Alexion Pharmaceuticals* (A)	65,164	2,378
Alkermes*	55,055	448
Alliance HealthCare Services*	93,401	645
Allscripts-Misys Healthcare Solutions (A)	92,390	1,193
Alnylam Pharmaceuticals* (A)	20,755	423
AMAG Pharmaceuticals* (A)	26,065	1,371
Amedisys*	17,976	547
American Medical Systems Holdings*	45,620	692
AMERIGROUP* (A)	26,531	766
AMN Healthcare Services*	106,435	766
Amsurg, Cl A* (A)	107,864	2,015
Analogic	5,356	195
Angiodynamics*	23,160	284
Arena Pharmaceuticals* (A)	215,200	794
Arqule*	13,537	67
Array Biopharma*	71,713	223
Assisted Living Concepts, Cl A*	5,328	82
athenahealth* (A)	71,480	2,157
Beckman Coulter	7,400	401
BioCryst Pharmaceuticals* (A)	152,100	611

Description	Shares	Market Value ($ Thousands)

Biogen Idec*	7,500	$388
BioMarin Pharmaceutical*	177,017	2,475
Bio-Rad Laboratories, Cl A*	7,942	591
Bio-Reference Labs*	1,334	36
Bruker*	85,700	560
Cambrex* (A)	200,400	721
Cantel Medical*	10,200	139
Capital Senior Living*	1,658	7
Cardiome Pharma*	345,806	1,435
CardioNet* (A)	26,512	470
Catalyst Health Solutions*	56,148	1,201
Celera*	13,735	104
Celldex Therapeutics*	7,300	66
Centene*	53,979	981
Cephalon*	2,600	152
Cepheid* (A)	48,079	486
Charles River Laboratories International* (A)	52,500	1,650
Chemed (A)	38,348	1,468
Conceptus* (A)	26,584	421
Conmed*	125,362	1,974
Cooper (A)	91,617	2,429
Covance*	18,300	769
Coventry Health Care*	5,434	98
Cross Country Healthcare*	90,508	702
Cubist Pharmaceuticals*	89,072	1,520
Cyberonics* (A)	63,035	913
Cypress Bioscience* (A)	56,703	431
Dendreon*	6,700	152
Dionex*	486	27
Discovery Laboratories* (A)	57,900	63
Durect*	456,669	1,069
Edwards Lifesciences*	11,625	742
Emergent Biosolutions*	7,746	85
Endo Pharmaceuticals Holdings*	5,120	82
Enzo Biochem*	24,356	103
eResearch Technology*	53,565	321
Exelixis* (A)	68,727	381
Genoptix*	6,335	184
Gen-Probe*	11,700	499
Gentiva Health Services*	35,274	562
Greatbatch*	22,800	471
GTx* (A)	12,100	104
Haemonetics*	3,300	176
Hanger Orthopedic Group*	46,950	690
Health Net*	64,300	963
Healthsouth* (A)	72,395	857
Healthspring*	47,769	464
HealthTronics*	45,300	73
HMS Holdings*	21,915	770
ICU Medical*	13,000	470
Idera Pharmaceuticals* (A)	5,400	29
Idexx Laboratories*	20,100	841
I-Flow*	95,929	528

74	SEI Institutional Investments Trust / Annual Report / May 31, 2009

Description	Shares	Market Value ($ Thousands)

Immucor*	38,800	$584
Immunomedics*	10,350	26
Incyte* (A)	226,300	745
Integra LifeSciences Holdings* (A)	10,301	267
InterMune* (A)	12,000	142
Invacare	31,729	539
Inverness Medical Innovations*	6,200	202
IPC The Hospitalist*	46,546	1,159
IRIS International*	3,010	36
Isis Pharmaceuticals* (A)	103,731	1,431
Kendle International*	22,484	234
Kensey Nash*	19,824	496
Kindred Healthcare*	83,790	1,100
Kinetic Concepts* (A)	14,300	371
King Pharmaceuticals*	132,483	1,253
LCA-Vision	42,200	262
LHC Group*	110,032	2,538
Life Sciences Research*	56,559	379
LifePoint Hospitals* (A)	44,666	1,217
Ligand Pharmaceuticals, Cl B*	39,120	117
Lincare Holdings*	9,700	211
Luminex*	21,133	335
Magellan Health Services*	32,677	976
Martek Biosciences (A)	63,223	1,340
Masimo* (A)	30,035	719
Matrixx Initiatives*	2,594	48
Maxygen*	45,783	325
Medarex*	54,523	395
Medcath*	5,778	62
Medical Staffing Network Holdings*	69,300	14
Medicines*	82,800	634
Medicis Pharmaceutical, Cl A	96,800	1,522
Medivation* (A)	13,730	311
Mednax* (A)	73,908	2,993
Meridian Bioscience	27,400	524
Merit Medical Systems* (A)	63,577	870
Molina Healthcare*	8,917	214
Momenta Pharmaceuticals* (A)	55,429	486
MWI Veterinary Supply*	32,333	945
Myriad Genetics* (A)	78,035	2,822
National Dentex*	9,100	72
Natus Medical*	23,700	242
Neogen*	21,398	472
Nighthawk Radiology Holdings*	38,481	152
NovaMed*	68,524	263
Noven Pharmaceuticals*	49,300	547
NPS Pharmaceuticals*	30,179	100
NuVasive* (A)	71,835	2,595
Odyssey HealthCare* (A)	75,400	740
Omnicell*	96,979	891
Onyx Pharmaceuticals* (A)	33,395	790
Optimer Pharmaceuticals* (A)	28,337	352
OSI Pharmaceuticals*	28,328	957
Osiris Therapeutics*	3,237	41

Description	Shares	Market Value ($ Thousands)

Owens & Minor	490	$17
Palomar Medical Technologies*	14,503	147
Par Pharmaceutical*	86,466	1,154
Parexel International*	89,700	924
Patterson* (A)	15,459	318
PDL BioPharma	119,128	828
PerkinElmer	30,600	498
Pharmaceutical Product Development	2,688	54
PharMerica* (A)	68,445	1,201
Phase Forward*	147,302	2,062
Pozen* (A)	231,583	1,772
Progenics Pharmaceuticals*	10,100	52
Providence Service*	14,700	160
PSS World Medical*	23,956	385
Psychiatric Solutions* (A)	28,425	525
Quality Systems (A)	23,891	1,193
Questcor Pharmaceuticals*	16,781	72
Quidel* (A)	114,538	1,458
Regeneron Pharmaceuticals*	28,299	433
RehabCare Group*	15,754	344
Res-Care*	83,525	1,182
Rigel Pharmaceuticals* (A)	115,000	959
Seattle Genetics*	35,493	326
Sepracor*	24,423	382
Sirona Dental Systems* (A)	33,688	663
Somanetics*	18,836	317
SonoSite*	2,957	55
STERIS (A)	72,479	1,713
Sucampo Pharmaceuticals, Cl A*	3,800	21
Sun Healthcare Group*	49,894	463
Symmetry Medical*	39,408	303
Techne	18,430	1,111
Teleflex	30,179	1,354
Theravance* (A)	43,265	640
Thoratec* (A)	36,893	925
United Therapeutics* (A)	28,189	2,259
Universal American Financial*	11,900	107
Universal Health Services, Cl B (A)	19,089	1,049
US Physical Therapy*	5,213	70
Valeant Pharmaceuticals International* (A)	22,714	522
Varian*	51,462	1,792
Viropharma* (A)	44,702	311
Wright Medical Group*	19,588	305
XenoPort*	9,500	164
Zoll Medical*	8,600	144

		120,254

Industrials — 15.9%
AAON	23,969	498
ABM Industries	400	6
Actuant, Cl A (A)	67,748	832
Acuity Brands (A)	40,052	1,089
Administaff	6,345	136
Aegean Marine Petroleum Network	202,150	3,224

SEI Institutional Investments Trust / Annual Report / May 31, 2009	75

SCHEDULE OF INVESTMENTS

Small Cap Fund (Continued)

May 31, 2009

Description	Shares	Market Value ($ Thousands)

AerCap Holdings*	315,282	$2,018
Aerovironment*	34,453	962
Aircastle	53,100	355
Airtran Holdings*	236,200	1,197
Albany International, Cl A	8,800	117
Allegiant Travel, Cl A* (A)	17,590	710
Allen-Vanguard*	753,500	89
Altra Holdings*	34,200	226
American Ecology	7,081	135
American Reprographics*	22,540	196
American Science & Engineering	1,500	94
Ameron International	13,500	749
Ampco-Pittsburgh	27,900	724
AO Smith (A)	34,436	1,033
Apogee Enterprises	61,502	758
Applied Industrial Technologies (A)	54,800	1,138
Applied Signal Technology	13,300	278
Arkansas Best (A)	42,500	1,195
Armstrong World Industries*	8,310	149
Astec Industries* (A)	19,900	609
ATC Technology*	59,451	867
Axsys Technologies*	10,035	492
AZZ*	4,000	139
Badger Meter	14,365	584
Baldor Electric (A)	13,120	304
Barnes Group (A)	109,585	1,672
BE Aerospace*	147,156	2,190
Beacon Roofing Supply* (A)	62,090	900
Belden	42,461	778
Blount International*	3,148	26
Bowne	37,359	201
Brady, Cl A	27,584	684
Briggs & Stratton	47,115	716
Brink’s	46,500	1,236
C.H. Robinson Worldwide	4,100	208
Carlisle	37,389	855
CBIZ* (A)	27,447	198
Celadon Group*	184,289	1,399
Ceradyne*	49,528	1,119
Chart Industries*	14,045	298
Chicago Bridge & Iron	34,786	449
CIRCOR International	41,981	1,024
Clean Harbors*	2,800	153
Colfax*	12,600	103
Columbus McKinnon*	38,466	534
Comfort Systems USA (A)	91,500	854
Consolidated Graphics*	15,570	253
Continental Airlines, Cl B* (A)	25,064	234
Con-way	13,985	449
Copa Holdings, Cl A	29,322	1,021
Copart*	23,923	734
Corrections of America*	108,083	1,659
CoStar Group* (A)	83,206	2,966
Courier	15,245	239

Description	Shares	Market Value ($ Thousands)

CRA International*	44,139	$1,163
Crane	123,165	2,904
Cubic	41,800	1,595
Danaos (A)	26,000	107
Deluxe	87,754	1,241
Diamond Management & Technology Consultants, Cl A	71,600	268
Diana Shipping	10,400	187
Dollar Thrifty Automotive Group*	8,045	69
Duff & Phelps, Cl A	37,134	552
Dycom Industries*	126,354	1,477
DynCorp International, Cl A*	36,399	527
EMCOR Group*	127,876	2,873
Encore Wire	3,300	70
EnergySolutions	7,800	63
EnerSys*	26,190	424
Ennis	20,621	223
EnPro Industries* (A)	53,316	939
ESCO Technologies* (A)	16,000	650
Fastenal	10,800	359
Federal Signal	43,500	373
Force Protection*	88,200	761
Forward Air	43,430	926
FreightCar America	36,575	612
FTI Consulting*	45,747	2,297
G&K Services, Cl A	23,096	495
Gardner Denver*	22,350	633
GATX	9,400	237
Genco Shipping & Trading (A)	11,200	293
GenCorp*	20,400	41
General Cable*	17,600	673
Genesee & Wyoming, Cl A* (A)	49,207	1,423
Geo Group*	103,387	1,689
GeoEye* (A)	21,100	453
Gibraltar Industries	34,983	270
GrafTech International*	28,700	292
Graham	37,781	529
Granite Construction (A)	11,042	404
GT Solar International* (A)	46,000	295
H&E Equipment Services*	94,500	624
Harsco	16,900	491
Hawaiian Holdings*	22,196	117
Healthcare Services Group	45,020	787
Heico, Cl A	11,858	353
HEICO CORP (A)	14,105	492
Heidrick & Struggles International	4,300	79
Herman Miller	20,194	287
Hexcel*	29,602	316
Horizon Lines, Cl A	147,524	785
Houston Wire & Cable	7,800	93
HUB Group, Cl A*	10,400	206
Hubbell, Cl B	23,400	777
Hudson Highland Group*	84,600	166
Huron Consulting Group*	50,050	2,294

76	SEI Institutional Investments Trust / Annual Report / May 31, 2009

Description	Shares	Market Value ($ Thousands)

ICF International*	67,245	$1,789
ICT Group*	4,100	36
IDEX	62,585	1,461
IHS, Cl A*	24,450	1,174
II-VI*	21,270	511
Innerworkings*	180,176	840
Interface, Cl A	36,989	235
JB Hunt Transport Services	4,600	141
Joy Global	33,522	1,156
Kadant*	19,819	277
Kaman	9,967	158
Kansas City Southern*	98,351	1,622
Kaydon	42,970	1,478
KBR	42,000	774
Kelly Services, Cl A (A)	12,776	136
Kennametal	10,248	194
Kforce*	66,000	614
Kirby*	80,625	2,711
Knight Transportation	79,178	1,405
Knoll	74,886	519
Korn/Ferry International*	52,000	577
LaBarge*	12,400	94
Ladish*	53,426	630
Landstar System	18,415	700
Lawson Products	87	1
LB Foster, Cl A*	16,417	479
LECG*	98,700	288
Lindsay Manufacturing	2,800	89
LS Starrett, Cl A	1,700	15
Lydall*	18,860	70
M&F Worldwide*	28,652	480
Manitowoc (A)	39,133	255
Manpower	20,395	867
Marten Transport*	20,576	439
MasTec*	116,445	1,508
McDermott International*	29,600	650
Mcgrath Rentcorp	8,479	154
Met-Pro	13,900	120
Michael Baker*	14,900	626
Mine Safety Appliances	13,828	324
Monster Worldwide* (A)	61,100	714
MPS Group*	96,000	729
MSC Industrial Direct, Cl A (A)	34,200	1,244
Mueller Industries	43,012	945
Mueller Water Products, Cl A	92,062	332
MYR Group*	21,810	417
NACCO Industries, Cl A	10,900	382
Navistar International*	24,800	987
Nordson (A)	7,100	273
Northwest Pipe*	11,750	458
Old Dominion Freight Line*	103,565	3,050
On Assignment*	17,208	61
Orbital Sciences*	27,500	405
Oshkosh Truck	14,444	171

Description	Shares	Market Value ($ Thousands)

Pacer International (A)	127,076	$330
Pall	35,000	899
Paragon Shipping, Cl A	20,700	109
Pike Electric*	9,126	100
Powell Industries*	9,700	381
PRG-Schultz International*	23,488	67
Quanex Building Products	72,375	799
Quanta Services*	75,888	1,731
Rand Logistics*	22,200	59
Raven Industries	17,420	478
Regal-Beloit (A)	39,820	1,573
Republic Airways Holdings* (A)	103,276	605
Resources Connection*	56,837	1,053
Ritchie Bros Auctioneers	32,315	740
Robbins & Myers	14,592	279
RSC Holdings* (A)	180,400	1,086
Rush Enterprises, Cl A*	61,133	713
Ryder System	64,600	1,820
Saia*	20,106	276
School Specialty* (A)	61,675	1,173
Shaw Group*	2,695	73
Silvercorp Metals*	270,500	874
Skywest	84,786	869
Spherion*	130,900	450
Standard Parking*	49,409	738
Standard Register	23,194	77
Steelcase, Cl A (A)	74,100	358
SYKES Enterprises*	8,357	136
TAL International Group (A)	78,300	778
Tecumseh Products, Cl A*	81,300	657
Teledyne Technologies*	44,289	1,456
Terex* (A)	107,281	1,440
Tetra Tech*	77,873	1,999
Textainer Group Holdings	79,000	821
Textron (A)	82,500	949
Thermadyne Holdings*	183	1
Timken	6,704	113
Titan Machinery*	125,640	1,578
Toro	3,173	98
TransDigm Group* (A)	43,775	1,717
Tredegar	35,705	501
Triumph Group	10,456	412
TrueBlue*	56,800	485
UAL*	94,100	438
Ultralife*	23,500	163
United Rentals* (A)	13,777	66
US Airways Group*	162,700	420
Vitran, Cl A*	74,969	600
Wabtec	47,638	1,700
Waste Connections*	35,022	890
Waste Services*	31,400	182
Watson Wyatt Worldwide, Cl A	24,928	946
Watts Water Technologies, Cl A	16,460	338
Werner Enterprises (A)	56,443	1,015

SEI Institutional Investments Trust / Annual Report / May 31, 2009	77

SCHEDULE OF INVESTMENTS

Small Cap Fund (Continued)

May 31, 2009

Description	Shares	Market Value ($ Thousands)

WESCO International*	80,519	$2,152
Woodward Governor	35,600	731
Xerium Technologies*	2,922	2
YRC Worldwide* (A)	31,300	81

		156,649

Information Technology — 20.0%
3Com*	220,586	953
Actel*	48,400	546
Actuate*	54,700	265
Acxiom	77,328	827
Adaptec*	58,242	158
ADC Telecommunications*	125,870	886
Adtran	10,650	221
Advanced Energy Industries*	99,689	942
Advent Software* (A)	32,408	995
Akamai Technologies*	87,573	1,949
Alliance Semiconductor	77,500	30
Amkor Technology*	61,500	279
Anixter International*	23,717	973
Ansys*	11,396	340
Applied Micro Circuits* (A)	176,250	1,378
Ariba*	203,609	1,928
ARM Holdings ADR (A)	185,500	976
Arris Group*	417,689	5,062
Arrow Electronics*	46,336	1,121
Art Technology Group*	538,084	1,937
Atmel*	366,829	1,412
ATMI*	86,329	1,401
Avnet*	7,790	179
Avocent* (A)	71,799	1,005
Axesstel*	57,762	13
Bankrate* (A)	38,498	1,159
Benchmark Electronics*	139,553	1,703
BigBand Networks*	31,200	163
Black Box	32,779	1,079
Blackboard* (A)	28,640	825
Blue Coat Systems*	8,200	116
BluePhoenix Solutions*	164,821	366
Brightpoint*	66,891	396
Broadridge Financial Solutions	60,536	1,003
Brocade Communications Systems*	431,700	3,169
Brooks Automation*	11,850	46
CACI International, Cl A* (A)	28,155	1,080
Cadence Design Systems*	36,200	205
Checkpoint Systems*	12,086	170
Ciber*	243,984	783
Ciena*	20,700	228
Cirrus Logic*	49,766	194
Cognex	58,510	766
Cogo Group*	30,200	197
Coherent*	33,266	649
CommScope* (A)	82,796	2,173
CommVault Systems*	8,102	100

Description	Shares	Market Value ($ Thousands)

Compuware*	19,827	$151
comScore*	7,400	83
Comtech Telecommunications*	8,900	259
Comverse Technology*	157,000	1,115
Concur Technologies* (A)	69,332	2,045
CPI International*	22,480	246
CSG Systems International* (A)	93,440	1,287
CTS	159,753	922
Cybersource* (A)	91,080	1,184
Cymer*	31,500	874
Cypress Semiconductor*	21,485	185
Daktronics	18,300	157
DealerTrack Holdings*	160,954	2,310
Dice Holdings*	6,183	29
Diebold	32,981	815
Digi International*	72,500	628
Digital River*	3,587	137
Diodes*	35,960	553
Dolby Laboratories, Cl A*	10,000	361
DSP Group*	129,681	940
DTS*	118,519	3,137
Earthlink* (A)	167,526	1,313
EF Johnson Technologies*	103,800	72
Electro Rent	8,671	84
Electronic Arts*	14,367	330
Electronics for Imaging*	26,955	274
Emulex*	154,015	1,693
Entegris*	98,755	284
Entrust*	98,500	208
EPIQ Systems* (A)	48,258	735
Equinix* (A)	28,779	2,141
Euronet Worldwide*	80,660	1,287
ExlService Holdings*	700	7
F5 Networks* (A)	28,848	916
Factset Research Systems (A)	19,260	1,019
Fair Isaac	100,572	1,768
Fairchild Semiconductor International, Cl A*	107,327	758
FLIR Systems*	26,150	587
Formfactor*	57,709	1,047
Gartner*	10,816	166
GSI Commerce* (A)	104,006	1,338
Harris Stratex Networks, Cl A*	40,543	193
Heartland Payment Systems	110,352	844
Hewitt Associates, Cl A*	12,900	374
Hittite Microwave*	17,800	639
Hutchinson Technology*	17,689	37
i2 Technologies*	29,000	356
Ikanos Communications*	129,100	192
Imation (A)	174,639	1,687
Information Services Group*	164,808	453
Ingram Micro, Cl A*	10,443	172
Insight Enterprises*	33,899	256
Integral Systems*	21,649	165

78	SEI Institutional Investments Trust / Annual Report / May 31, 2009

Description	Shares	Market Value ($ Thousands)

Integrated Device Technology*	104,728	$590
InterDigital* (A)	17,900	459
Intermec*	32,551	374
Intersil, Cl A	19,000	233
IXYS	40,100	380
j2 Global Communications*	23,728	529
Jabil Circuit	55,191	432
Jack Henry & Associates	31,158	572
JDA Software Group*	103,657	1,545
JDS Uniphase*	36,718	198
Kenexa*	23,900	231
Keynote Systems* (A)	59,300	431
Knot* (A)	144,036	1,178
Lam Research*	21,200	555
Lattice Semiconductor*	8,375	17
Lawson Software* (A)	383,037	2,015
LeCroy* (A)	71,700	292
Lexmark International, Cl A*	10,200	167
Linear Technology	19,700	461
Lionbridge Technologies*	59,300	98
Littelfuse* (A)	32,838	576
LTX-Credence* (A)	146,100	82
Majesco Entertainment*	12,985	18
Manhattan Associates*	51,800	911
Mantech International, Cl A*	83,232	3,192
Marvell Technology Group*	22,300	255
MAXIMUS (A)	41,500	1,656
Maxwell Technologies*	14,900	169
Measurement Specialties*	5,100	28
MEMC Electronic Materials*	40,400	779
Mentor Graphics* (A)	102,932	578
Mercury Computer Systems*	60,200	454
Merrimac Industries*	12,200	134
Methode Electronics	94,792	554
Micrel	79,500	584
Microsemi* (A)	87,101	1,172
MicroStrategy, Cl A*	21,381	1,001
Microtune*	6,200	14
MIPS Technologies, Cl A*	29,668	115
MKS Instruments*	70,256	949
ModusLink Global Solutions*	13,517	57
Monolithic Power Systems*	61,118	1,266
Monotype Imaging Holdings*	119,597	676
Move*	101,003	212
MTS Systems	24,799	550
Multi-Fineline Electronix*	43,000	823
NCR*	104,814	1,126
Ness Technologies*	108,700	372
Net 1 UEPS Technologies*	80,274	980
Netgear*	55,800	783
Netlogic Microsystems* (A)	13,318	436
Netscout Systems*	58,561	549
Novatel Wireless* (A)	72,000	841
Novell*	230,000	957

Description	Shares	Market Value ($ Thousands)

Nuance Communications* (A)	69,382	$860
Omniture* (A)	156,779	1,853
Omnivision Technologies*	36,500	416
ON Semiconductor*	24,900	171
Open Text* (A)	23,557	830
Orbotech*	101,400	736
Orckit Communications*	61,800	199
OSI Systems*	56,300	1,036
Parametric Technology*	123,128	1,426
Park Electrochemical	36,462	703
Parkervision* (A)	126,000	411
Pegasystems	26,266	697
Perfect World ADR*	45,520	965
Perficient*	2,514	16
Perot Systems, Cl A*	36,552	499
Plantronics	29,600	528
PLATO Learning*	59,300	184
Plexus* (A)	18,339	335
PLX Technology* (A)	129,436	417
PMC - Sierra* (A)	92,927	705
Polycom*	35,100	608
Power Integrations (A)	46,701	1,030
Progress Software*	49,004	1,099
PROS Holdings*	2,656	21
QLogic* (A)	84,875	1,159
Quantum* (A)	646,689	744
Quest Software*	41,523	536
Radisys* (A)	40,200	348
RADWARE*	100,000	761
Richardson Electronics	25,765	101
RightNow Technologies*	17,341	152
Riverbed Technology* (A)	9,900	199
Rogers*	8,036	137
Rosetta Stone*	54,281	1,309
Rudolph Technologies* (A)	68,200	302
S1*	67,689	459
Sapient*	294,119	1,562
SAVVIS*	86,887	1,023
Scansource*	20,001	495
Seachange International*	171,900	1,272
Semtech*	25,756	414
Sierra Wireless*	50,600	329
Sigma Designs* (A)	18,700	289
Silicon Graphics International*	50,600	256
SkillSoft ADR*	126,595	1,034
Skyworks Solutions* (A)	217,854	2,076
Sohu.com* (A)	14,049	887
Solera Holdings*	57,048	1,306
Sonic Solutions*	18,640	33
SonicWALL*	11,900	61
SPSS*	45,299	1,512
SRA International, Cl A*	96,527	1,712
Standard Microsystems*	57,271	1,056
Starent Networks*	9,271	196

SEI Institutional Investments Trust / Annual Report / May 31, 2009	79

SCHEDULE OF INVESTMENTS

Small Cap Fund (Continued)

May 31, 2009

Description	Shares	Market Value ($ Thousands)

Stratasys* (A)	43,607	$456
Switch & Data*	75,796	997
Sybase* (A)	103,741	3,375
Symmetricom*	13,030	67
Synaptics* (A)	52,740	1,852
Synchronoss Technologies*	73,679	894
SYNNEX* (A)	57,394	1,485
Synopsys*	15,460	301
Take-Two Interactive Software	48,900	423
Taleo, Cl A*	54,358	843
Tech Data*	18,600	596
Technitrol	53,500	188
Techwell*	50,600	326
Tekelec* (A)	161,992	2,645
TeleCommunication Systems, Cl A*	127,891	955
TeleTech Holdings*	30,300	349
Tellabs*	169,818	942
Teradyne*	316,013	2,260
Tessera Technologies*	61,747	1,453
THQ*	37,411	241
TIBCO Software*	374,659	2,484
TNS*	34,900	658
Trimble Navigation*	69,295	1,329
TriQuint Semiconductor*	29,400	131
TTM Technologies* (A)	79,000	703
Tyler Technologies* (A)	27,107	455
Ultimate Software Group*	31,076	631
Ultra Clean Holdings*	51,800	152
Ultratech* (A)	93,900	1,179
United Online	126,897	812
Utstarcom* (A)	127,300	263
Valueclick*	60,621	670
Varian Semiconductor Equipment Associates*	34,100	802
Veeco Instruments* (A)	60,935	642
Verigy*	74,002	888
Verint Systems*	68,400	583
Vishay Intertechnology*	17,181	95
VistaPrint* (A)	104,198	3,990
Vocus*	81,180	1,551
Websense*	2,200	40
Wind River Systems*	264,648	2,088
Wright Express*	64,550	1,605
Xyratex*	60,473	200
Zebra Technologies, Cl A*	37,400	817
Zoran* (A)	126,000	1,396

		197,042

Materials — 4.0%
A. Schulman	72,547	1,083
AEP Industries*	4,996	124
AK Steel Holding	23,875	341
Albemarle	14,579	411
Allied Nevada Gold*	26,200	203

Description	Shares	Market Value ($ Thousands)

AM Castle	21,769	$228
AMCOL International	25,000	535
Aptargroup (A)	38,087	1,181
Arch Chemicals	5,418	152
Bemis	12,287	308
Buckeye Technologies*	52,300	265
Bway Holding*	21,400	311
Cabot	23,317	372
Carpenter Technology	52,100	1,171
Celanese, Cl A	32,383	664
Century Aluminum*	8,500	51
Clearwater Paper*	13,900	329
Cliffs Natural Resources	14,300	390
Commercial Metals	37,815	642
Compass Minerals International	4,204	225
Crown Holdings*	94,740	2,227
Cytec Industries	55,198	1,186
Eagle Materials (A)	10,700	263
Ferro	35,900	133
Flotek Industries*	46,680	98
General Steel Holdings*	29,381	156
Glatfelter	39,877	409
H.B. Fuller	81,358	1,385
Headwaters*	47,375	188
Huntsman	76,741	485
Innophos Holdings	39,391	614
Innospec	5,584	50
International Flavors & Fragrances	15,323	489
Intrepid Potash* (A)	47,008	1,532
Jaguar Mining*	47,100	420
Kaiser Aluminum	9,700	301
Koppers Holdings	68,008	1,720
LSB Industries*	23,200	389
Myers Industries	52,696	532
Nalco Holding	45,765	795
Neenah Paper	35,764	290
NewMarket	24,575	1,783
Olin (A)	122,052	1,631
OM Group* (A)	50,814	1,347
Omnova Solutions*	17,503	44
Owens-Illinois*	13,000	372
Pactiv*	3,300	74
Quaker Chemical	28,200	389
Rock-Tenn, Cl A	15,900	610
Rockwood Holdings*	41,890	625
Royal Gold	3,300	154
RTI International Metals*	22,200	318
Schweitzer-Mauduit International	59,376	1,334
Sensient Technologies (A)	71,288	1,634
ShengdaTech*	13,096	51
Silgan Holdings	45,210	2,001
Solutia*	52,323	256
Spartech	47,400	201
Steel Dynamics (A)	42,155	630

80	SEI Institutional Investments Trust / Annual Report / May 31, 2009

Description	Shares	Market Value ($ Thousands)

Universal Stainless & Alloy*	46,200	$642
Western Goldfields* (A)	319,300	987
Westlake Chemical (A)	36,893	754
Worthington Industries (A)	50,800	711
WR Grace*	39,371	511

		39,707

Telecommunication Services — 1.3%
Alaska Communications Systems Group	36,264	246
Atlantic Telegraph-Network	12,100	276
Cbeyond* (A)	42,018	722
Centennial Communications*	35,458	298
Cincinnati Bell*	218,246	609
Cogent Communications Group* (A)	43,960	343
Consolidated Communications Holdings	17,986	185
Global Crossing*	12,500	105
Iowa Telecommunications Services	26,779	317
iPCS*	2,200	40
Neutral Tandem*	75,495	2,189
NTELOS Holdings	72,250	1,291
PAETEC Holding*	5,608	17
Premiere Global Services*	42,023	503
SBA Communications, Cl A* (A)	101,260	2,589
Syniverse Holdings*	112,610	1,684
tw telecom, Cl A*	92,985	1,103
US Cellular*	2,842	118
USA Mobility	51,282	573

		13,208

Utilities — 2.7%
AGL Resources	23,975	693
Allegheny Energy	21,800	545
Allete (A)	30,228	799
Atmos Energy	14,137	339
Avista	4,196	66
Black Hills	27,198	582
Centerpoint Energy	74,300	752
Central Vermont Public Service	16,400	265
Chesapeake Utilities	3,200	105
Cia de Saneamento de Minas Gerais-COPASA (Brazil)	61,700	814
Cleco	49,098	1,005
CMS Energy (A)	44,400	504
El Paso Electric*	74,516	987
Empire District Electric	33,692	528
Energen	885	33
Great Plains Energy (A)	101,481	1,529
Hawaiian Electric Industries	15,400	266
IDACORP (A)	32,202	749
ITC Holdings	37,174	1,594
New Jersey Resources	19,375	645
Northwest Natural Gas	12,266	520
NorthWestern	112,906	2,420

Description	Shares/Face Amount ($ Thousands)	Market Value ($ Thousands)

Ormat Technologies (A)	17,300	$690
PNM Resources	52,013	481
Portland General Electric	167,067	3,005
Southwest Gas	18,766	390
Synthesis Energy Systems*	65,600	36
UGI	18,900	456
UIL Holdings	20,500	425
Unisource Energy	78,058	1,986
Vectren	45,713	1,040
Westar Energy	111,170	1,984
WGL Holdings (A)	8,300	247

		26,480

Total Common Stock (Cost $1,010,496) ($ Thousands)		941,764

CONVERTIBLE BONDS — 0.5%

Consumer Discretionary — 0.1%
Charming Shoppes
1.125%, 05/01/14	$1,452	775
Eddie Bauer Holdings
5.250%, 04/01/14	1,556	295

		1,070

Energy — 0.1%
Nova Biosource Fuels
10.000%, 09/30/12 (B) (C)	1,698	85
Rentech
4.000%, 04/15/13	673	193
Scorpio Mining (H) (I) (J)
7.000%, 05/05/11	425	321

		599

Financials — 0.1%
Dollar Financial
2.875%, 06/30/27	832	483
World Acceptance
3.000%, 10/01/11	157	100

		583

Health Care — 0.1%
Human Genome Sciences
2.250%, 10/15/11	1,488	692
Incyte
3.500%, 02/15/11	421	270

		962

Industrials — 0.1%
NCI Building Systems
2.125%, 11/15/24	1,014	847

SEI Institutional Investments Trust / Annual Report / May 31, 2009	81

SCHEDULE OF INVESTMENTS

Small Cap Fund (concluded)

May 31, 2009

Description	Face Amount ($ Thousands)/ Shares	Market Value ($ Thousands)

Information Technology — 0.0%
Hutchinson Technology
2.250%, 03/15/10	$650	$582

Total Convertible Bonds (Cost $5,892) ($ Thousands)		4,643

EXCHANGE TRADED FUND — 0.1%
iShares Russell 2000 Index Fund (A)	7,514	378

Total Exchange Traded Fund (Cost $511) ($ Thousands)		378

	Number of Warrants

WARRANTS — 0.0%
Oilsands Quest, Expires 05/12/11*	98,350	34
Oilsands Quest, Expires 12/08/09*	17,500	—
Rentech, Expires 04/25/12* (H) (I) (J)	16,100	1
Titanium Asset Management, Expires 06/21/11* (J)	122,200	141
Washington Mutual (D)	198,261	3

Total Warrants (Cost $24) ($ Thousands)		179

	Number of Rights

RIGHTS — 0.0%

United States — 0.0%
Allis-Chalmers Energy, Expires 06/18/09	35	7
Ligand Pharma, Expires 01/05/12 (H) (J)	65	—

Total Rights (Cost $0) ($ Thousands)		7

U.S. TREASURY OBLIGATION — 0.6%
U.S. Treasury Bill
0.216%, 06/11/09 (E) (F)	5,500	5,500

Total U.S. Treasury Obligation (Cost $5,500) ($ Thousands)		5,500

CASH EQUIVALENT — 3.2%
SEI Daily Income Trust, Prime Obligation Fund, Cl A, 0.260%**†	31,924,556	31,925

Total Cash Equivalent (Cost $31,925) ($ Thousands)		31,925

Description	Shares	Market Value ($ Thousands)

AFFILIATED PARTNERSHIP — 15.8%
SEI Liquidity Fund, L.P.,
0.820%**† (G)	162,200,863	$155,957

Total Affiliated Partnership (Cost $162,200) ($ Thousands)		155,957

Total Investments — 115.7% (Cost $1,216,548) ($ Thousands)		$1,140,353

A summary of the open futures contracts held by the Fund at May 31, 2009, is as follows:

Type of Contract	Number of Contracts Long	Expiration Date	Unrealized Appreciation ($ Thousands)
Russell 2000 Index E-MINI	499	Jun-2009	$4,193

Percentages are based on a Net Assets of $985,860 ($ Thousands)

*	Non-income producing security.

**	The rate reported is the 7-day effective yield as of May 31, 2009.

†	Investment in Affiliated Security (see Note 4).

‡	Real Estate Investment Trust.

(A)	This security or a partial position of this security is on loan at May 31, 2009. The total value of securities on loan at May 31, 2009 was $160,061 ($ Thousands).

(B)	Securities sold within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “accredited investors.” These securities have been determined to be liquid under guidelines established by the board of Trustees.

(C)	Security in default on interest payments. Security is non-income producing.

(D)	This warrant represents a potential distribution settlement in a legal claim and does not have a strike price or expiration date.

(E)	Zero coupon security. The rate reported is the effective yield at time of purchase.

(F)	Security, or a portion thereof, has been pledged as collateral on open futures contracts.

(G)	This security was purchased with cash collateral held from securities on loan. The total value of such securities as of May 31, 2009 was $155,957 ($ Thousands).

(H)	Securities considered illiquid. The total value of such securities as of May 31, 2009 was $1,103 ($ Thousands) and represents 0.11% of net assets.

(I)	Securities considered restricted. The total value of such securities as of May 31, 2009 was $871 ($ Thousands) and represents 0.09% of net assets.

(J)	Security fair valued using methods determined in good faith by the Valuation Committee of the Board of Trustees. The total value of such securities as of May 31, 2009 was $1,907 ($ Thousands) and represents 0.19% of net assets.

ADR — American Depositary Receipt

Cl — Class

LLC — Limited Liability Company

L.P. — Limited Partnership

PIPE — Private Investment in Public Entity

Amounts designated as “—” are $O or have been rounded to $O

The accompanying notes are an integral part of the financial statements.

82	SEI Institutional Investments Trust / Annual Report / May 31, 2009

SCHEDULE OF INVESTMENTS

Small/Mid Cap Equity Fund

May 31, 2009

Description	Shares	Market Value ($ Thousands)

COMMON STOCK — 94.5%

Consumer Discretionary — 13.2%
Aaron’s	51,200	$1,668
Abercrombie & Fitch, Cl A	30,352	914
Advance Auto Parts	88,509	3,770
Aeropostale*	5,400	187
American Eagle Outfitters	385,682	5,712
American Greetings, Cl A (A)	33,400	229
Amerigon* (A)	178,818	794
Ameristar Casinos	76,594	1,537
AnnTaylor Stores*	132,013	966
Apollo Group, Cl A*	34,100	2,015
Arbitron	105,700	2,104
Arctic Cat	68,000	273
Asbury Automotive Group	61,400	583
Autoliv	36,100	1,003
AutoNation* (A)	60,498	961
Bally Technologies*	108,500	3,038
Barnes & Noble	17,500	432
Bebe Stores	306,289	2,469
Bed Bath & Beyond*	27,500	773
Belo, Cl A	143,211	258
Big 5 Sporting Goods	11,600	126
Big Lots*	41,100	946
BJ’s Restaurants* (A)	84,749	1,215
Black & Decker (A)	25,900	831
Bob Evans Farms (A)	61,900	1,597
BorgWarner	33,472	1,079
Brinker International	104,700	1,874
Brink’s Home Security Holdings*	57,800	1,665
Brown Shoe (A)	93,346	758
Buckle	14,233	509
Callaway Golf	182,538	1,300
Career Education* (A)	92,694	1,861
Carter’s*	32,814	776
Cato, Cl A	181,063	3,484
CEC Entertainment*	83,429	2,681

Description	Shares	Market Value ($ Thousands)

Centex	304,400	$2,566
Century Casinos*	374,318	958
Charlotte Russe Holding*	88,300	896
Cheesecake Factory*	29,107	498
Chico’s FAS* (A)	78,721	768
Chipotle Mexican Grill, Cl A*	3,000	238
Christopher & Banks	93,497	484
Cinemark Holdings	267,262	2,838
CKE Restaurants	36,806	303
Cooper Tire & Rubber	150,453	1,595
Corinthian Colleges*	19,400	298
Cracker Barrel Old Country Store (A)	88,057	2,767
CSS Industries	7,400	135
Darden Restaurants (A)	48,700	1,761
Deckers Outdoor*	2,600	151
DeVry	10,100	440
Dick’s Sporting Goods* (A)	311,572	5,546
Dillard’s, Cl A	40,000	378
DineEquity (A)	22,300	618
Dollar Tree* (A)	46,516	2,083
DR Horton (A)	178,897	1,648
DreamWorks Animation SKG, Cl A*	114,375	3,186
DSW, Cl A* (A)	172,948	1,966
Eastman Kodak	62,100	162
Entercom Communications, Cl A (A)	90,474	144
Ethan Allen Interiors	22,937	281
Exide Technologies*	106,400	651
Family Dollar Stores (A)	40,000	1,211
Federal Mogul, Cl A*	61,900	619
FGX International Holdings*	14,800	199
Finish Line, Cl A	192,539	1,330
Foot Locker (A)	263,992	2,933
Fossil*	14,500	325
Fred’s, Cl A	11,100	142
Fuqi International*	16,008	195
GameStop, Cl A*	117,500	2,932
Gannett	109,673	523
Genesco*	46,166	1,191
Gildan Activewear, Cl A* (A)	80,100	1,318
Goodyear Tire & Rubber* (A)	53,300	610
Gymboree*	53,370	1,967
H&R Block	108,023	1,577
Hanesbrands* (A)	83,500	1,411
Harley-Davidson (A)	101,038	1,715
Harman International Industries (A)	34,500	643
Hasbro	76,728	1,949
hhgregg* (A)	43,800	725
Hibbett Sports* (A)	52,468	946
Hillenbrand	12,500	214
Hooker Furniture (A)	49,800	618
Iconix Brand Group*	33,400	541
Interpublic Group*	193,636	1,015
ITT Educational Services*	20,523	1,884

SEI Institutional Investments Trust / Annual Report / May 31, 2009	83

SCHEDULE OF INVESTMENTS

Small/Mid Cap Equity Fund (Continued)

May 31, 2009

Description	Shares	Market Value ($ Thousands)

J Crew Group*	174,625	$4,516
Jackson Hewitt Tax Service	27,600	110
Jarden* (A)	339,310	6,033
Jo-Ann Stores*	28,500	616
Jones Apparel Group	230,700	2,099
Landry’s Restaurants (A)	22,200	224
Las Vegas Sands*	171,700	1,702
Lear* (A)	35,400	44
Liberty Media - Interactive, Cl A*	143,600	841
Life Time Fitness* (A)	163,248	3,017
Lincoln Educational Services*	5,300	98
Live Nation*	498,878	2,854
M/I Homes (A)	49,000	566
Marvel Entertainment*	55,910	1,855
Mattel	76,664	1,197
MDC Holdings	17,714	544
Men’s Wearhouse	13,542	231
Meredith	6,208	167
MGM Mirage*	99,428	742
Morningstar* (A)	61,604	2,552
National CineMedia	343,334	4,295
NetFlix* (A)	33,500	1,321
Newell Rubbermaid (A)	100,589	1,158
Nordstrom	128,844	2,537
NutriSystem	20,300	278
NVR*	5,424	2,684
O’Charleys	20,053	162
OfficeMax	142,500	1,176
O’Reilly Automotive* (A)	68,300	2,462
Papa John’s International*	13,461	365
Penn National Gaming* (A)	79,684	2,635
PetSmart	225,678	4,595
PF Chang’s China Bistro* (A)	65,371	2,088
Phillips-Van Heusen	107,974	3,182
Polaris Industries	42,432	1,348
priceline.com*	21,500	2,367
Pulte Homes	77,451	682
RadioShack (A)	91,700	1,232
RC2*	27,224	327
RCN*	9,286	51
Regal Entertainment Group, Cl A	211,597	2,700
Regis	137,485	2,410
Rent-A-Center, Cl A*	118,462	2,314
Retail Ventures*	355,306	927
Ross Stores (A)	59,207	2,319
Ruby Tuesday*	79,800	493
Ryland Group (A)	50,432	861
Scholastic	31,200	612
Scientific Games, Cl A* (A)	182,998	3,263
Scripps Networks Interactive, Cl A	41,498	1,151
Sherwin-Williams	8,142	430
Shuffle Master*	2,779	12
Shutterfly* (A)	93,967	1,342
Sinclair Broadcast Group, Cl A (A)	93,100	164

Description	Shares	Market Value ($ Thousands)

Skechers U.S.A., Cl A*	35,093	$333
Sonic Automotive, Cl A (A)	33,900	322
Sotheby’s	24,600	261
Spartan Motors	85,581	808
Stage Stores	126,204	1,531
Stamps.com*	31,600	281
Standard Pacific* (A)	206,231	503
Stanley Works	18,894	675
Starwood Hotels & Resorts Worldwide (A)	153,802	3,763
Strayer Education (A)	14,802	2,728
Systemax*	15,442	189
Tempur-Pedic International (A)	115,725	1,276
Thunderbird Resorts* (G) (I)	151,700	228
Timberland, Cl A*	26,397	380
Tractor Supply* (A)	88,234	3,386
Universal Electronics*	8,484	166
Urban Outfitters*	96,070	1,962
VF	11,400	648
WABCO Holdings	28,297	481
Warnaco Group*	11,780	372
Warner Music Group*	44,524	303
Weight Watchers International	67,300	1,577
Westport Innovations*	117,722	686
Whirlpool (A)	21,994	927
Williams-Sonoma	44,400	574
WMS Industries*	152,456	5,408
Wyndham Worldwide	67,900	800
Zumiez* (A)	78,664	702

		227,701

Consumer Staples — 2.9%
Alberto-Culver, Cl B	46,200	1,074
Andersons	28,602	718
Asiatic Development (Malaysia)	578,000	893
Avon Products	39,869	1,059
BJ’s Wholesale Club* (A)	83,800	2,953
Boston Beer, Cl A*	12,535	358
Brown-Forman, Cl B	15,838	694
Cal-Maine Foods	5,785	141
Casey’s General Stores	46,764	1,180
Central Garden and Pet, Cl A*	42,127	415
Central Garden and Pet*	49,178	524
China Sky One Medical*	1,308	19
Chiquita Brands International*	93,410	976
Constellation Brands, Cl A*	33,424	386
Corn Products International	70,904	1,873
Cosan Industria e Comercio (Brazil)*	179,200	1,400
Darling International*	57,500	435
Dean Foods*	219,186	4,121
Del Monte Foods	406,656	3,326
Farmer Bros	2,100	47
Flowers Foods (A)	87,500	1,852
Hansen Natural*	16,900	620
Herbalife	39,700	1,160

84	SEI Institutional Investments Trust / Annual Report / May 31, 2009

Description	Shares	Market Value ($ Thousands)

J&J Snack Foods	8,104	$304
JM Smucker	72,155	2,905
Lance (A)	63,600	1,357
Lorillard	25,410	1,736
McCormick	34,015	1,038
Molson Coors Brewing, Cl B	23,136	1,018
Nash Finch	8,452	248
NBTY* (A)	54,500	1,346
Nu Skin Enterprises, Cl A	8,980	130
Pantry*	81,788	1,629
Pepsi Bottling Group	53,300	1,751
PepsiAmericas	35,539	935
Prestige Brands Holdings*	30,244	188
Ralcorp Holdings* (A)	37,782	2,164
Sanderson Farms	15,737	686
Saskatchewan Wheat Pool*	66,600	562
Smithfield Foods*	26,100	324
Supervalu (A)	80,500	1,336
TreeHouse Foods* (A)	61,545	1,645
Tyson Foods, Cl A	130,972	1,745
Vector Group	22,695	333
Viterra*	59,400	502
Weis Markets	13,631	476
Zhongpin* (A)	25,400	269

		50,851

Energy — 5.5%
Alliance Resource Partners	2,983	114
Alpha Natural Resources*	22,866	630
Arena Resources*	55,552	1,990
Berry Petroleum, Cl A	52,510	1,025
BPZ Energy PIPE*	54,500	390
BPZ Resources* (A)	145,000	1,037
Cal Dive International*	12,242	123
Cameron International*	35,932	1,122
Carrizo Oil & Gas* (A)	42,324	904
Cimarex Energy (A)	40,500	1,321
Clayton Williams Energy* (A)	10,519	258
Comstock Resources*	25,238	1,005
Concho Resources*	107,612	3,449
Contango Oil & Gas*	11,500	574
Continental Resources*	76,900	2,277
Core Laboratories	21,600	2,051
CVR Energy*	95,447	912
Denbury Resources*	51,100	878
Dresser-Rand Group*	179,086	5,014
Encore Acquisition*	24,547	871
ENSCO International	15,373	598
EXCO Resources*	62,900	968
Foundation Coal Holdings	56,100	1,647
Frontier Oil (A)	26,800	468
Goodrich Petroleum*	78,587	2,100
Gran Tierra Energy*	61,327	186

Description	Shares	Market Value ($ Thousands)

Gulfmark Offshore*	10,053	$307
Helmerich & Payne	31,500	1,102
Hornbeck Offshore Services* (A)	39,504	1,096
Infinity Bio-Energy*	792,118	32
James River Coal* (A)	73,400	1,646
Key Energy Services*	197,212	1,272
Kinder Morgan Escrow* (G)	24,428	—
Kinder Morgan Management LLC*	61,638	2,767
Mahalo Energy*	329,000	1
Matrix Service* (A)	62,200	704
McMoRan Exploration*	63,518	431
Murphy Oil	40,350	2,381
Nabors Industries*	69,482	1,242
Newfield Exploration*	36,610	1,322
Newpark Resources*	63,975	184
Noble	96,000	3,300
Oceaneering International*	15,525	798
Oil Sands Quest* (A)	1,221,000	1,245
Overseas Shipholding Group (A)	31,000	1,048
PetroHawk Energy*	94,564	2,383
Pioneer Drilling*	98,100	614
Pioneer Natural Resources	40,339	1,134
Plains Exploration & Production*	6,300	178
Range Resources	117,072	5,363
Rentech* (A)	518,800	275
SEACOR Holdings*	16,900	1,291
Southwestern Energy*	58,142	2,527
Spectra Energy	67,824	1,089
Sunoco	36,200	1,102
Superior Energy Services*	76,618	1,767
Swift Energy* (A)	70,904	1,165
T-3 Energy Services, Cl 3*	49,294	716
Tesoro (A)	97,367	1,649
Tidewater (A)	51,800	2,469
Venoco*	32,800	236
W&T Offshore (A)	221,544	2,260
Walter Industries	25,670	838
Western Refining (A)	81,629	1,163
Westmoreland Coal*	6,300	55
Whiting Petroleum*	77,947	3,653
Willbros Group*	183,092	2,796
Williams	21,825	366
World Fuel Services (A)	155,848	6,614

		94,493

Financials — 18.3%
1st Source	800	14
Advance America Cash Advance Centers	125,018	563
Advanta, Cl B (A)	53,400	37
Affiliated Managers Group*	61,796	3,467
Agree Realty‡	10,300	178
Alexander’s‡	713	192
Alexandria Real Estate Equities‡	44,197	1,587
Allied Capital	26,700	80

SEI Institutional Investments Trust / Annual Report / May 31, 2009	85

SCHEDULE OF INVESTMENTS

Small/Mid Cap Equity Fund (Continued)

May 31, 2009

Description	Shares	Market Value ($ Thousands)

Allied World Assurance Holdings	13,200	$498
AMB Property‡ (A)	77,800	1,389
AMBAC Financial Group (A)	53,730	67
Amcore Financial (A)	44,386	48
American Campus Communities‡	79,173	1,820
American Equity Investment Life Holding	40,489	235
American Financial Group	191,868	4,110
AmeriCredit* (A)	53,300	677
Ameriprise Financial	54,100	1,634
Amerisafe*	30,700	496
Amtrust Financial Services	6,729	64
Annaly Capital Management‡	187,037	2,607
Anthracite Capital‡ (A)	70,500	76
Anworth Mortgage Asset‡	752,900	5,014
Apartment Investment & Management, Cl A‡ (A)	327,358	3,093
Arch Capital Group*	41,882	2,383
Arrow Financial	3,474	87
Aspen Insurance Holdings	218,620	5,048
Associated Banc (A)	80,600	1,166
Astoria Financial	22,700	175
AvalonBay Communities‡ (A)	43,663	2,684
Axis Capital Holdings	31,600	755
Banco Latinoamericano de Exportaciones, Cl E	80,200	1,016
Bancorpsouth	40,223	895
Bank Mutual	69,351	629
Bank of Hawaii	17,847	668
Bank of the Ozarks (A)	26,700	675
BankFinancial	9,900	89
BioMed Realty Trust‡	16,000	157
BlackRock, Cl A	1,859	297
Boston Private Financial Holdings	20,118	100
Boston Properties‡ (A)	122,585	5,923
Brasil Brokers Participacoes	888,400	1,195
Calamos Asset Management, Cl A	101,054	1,255
Capitol Federal Financial	12,503	526
Capstead Mortgage‡	180,100	2,149
Cardinal Financial	186,238	1,510
Cardtronics*	313,474	1,016
Care Investment Trust‡	7,700	46
Cash America International	12,175	280
CB Richard Ellis Group, Cl A*	183,028	1,336
CBL & Associates Properties‡	42,870	267
Central Pacific Financial (A)	122,836	735
Chemical Financial	22,042	416
Chimera Investment‡	684,400	2,388
Cincinnati Financial	32,300	730
CIT Group (A)	86,100	330
City Holding (A)	25,245	801
CNA Surety*	23,091	350
Cogdell Spencer‡	294,700	1,105
Colonial BancGroup (A)	87,500	114
Colonial Properties Trust‡	42,878	334

Description	Shares	Market Value ($ Thousands)

Columbia Banking System	40,560	$441
Comerica	99,144	2,149
Commerce Bancshares	15,747	496
Community Bank System	22,025	341
Compass Diversified Holdings	23,804	209
Corporate Office Properties Trust‡ (A)	72,200	2,143
Cullen/Frost Bankers	15,830	775
CVB Financial	55,000	349
Delphi Financial Group, Cl A	41,029	781
Developers Diversified Realty‡	98,756	485
Digital Realty Trust‡ (A)	70,450	2,520
Dime Community Bancshares	37,379	333
Dollar Financial* (A)	135,000	1,360
Douglas Emmett‡ (A)	163,950	1,525
DuPont Fabros Technology‡	124,403	1,178
E*Trade Financial*	117,717	170
Eaton Vance	43,247	1,172
Education Realty Trust‡	85,647	399
eHealth*	36,400	582
EMC Insurance Group	17,367	379
Employers Holdings	112,879	1,378
Endurance Specialty Holdings	130,810	3,593
Equity Lifestyle Properties‡	7,665	301
Equity One‡	70,566	1,019
Equity Residential‡	146,800	3,573
Essex Property Trust‡ (A)	31,350	2,135
Everest Re Group	26,000	1,800
Extra Space Storage‡	86,850	652
Ezcorp, Cl A*	42,310	514
FCStone Group*	61,510	251
Federal Realty Investment Trust‡ (A)	45,500	2,396
Federated Investors, Cl B (A)	64,399	1,612
Fidelity National Financial, Cl A	62,334	869
Financial Federal	77,600	1,924
First Bancorp	7,600	105
First Cash Financial Services*	21,972	332
First Commonwealth Financial	42,700	316
First Community Bancshares	6,800	119
First Financial Bancorp	120,942	1,032
First Financial Bankshares	5,014	245
First Horizon National (A)	214,557	2,605
First Mercury Financial	27,091	398
First Midwest Bancorp (A)	117,312	1,021
First Niagara Financial Group (A)	131,600	1,670
First Potomac Realty Trust‡	119,998	1,259
FirstMerit	87,552	1,524
Flagstone Reinsurance Holdings	10,100	97
Flushing Financial	63,561	633
FNB (Pennsylvania)	73,100	488
Forest City Enterprises, Cl A	18,500	131
Forestar Group*	50,849	619
Fulton Financial (A)	159,870	929
General Shopping Brazil (Brazil)*	355,700	721
Getty Realty‡	49,899	910

86	SEI Institutional Investments Trust / Annual Report / May 31, 2009

Description	Shares	Market Value ($ Thousands)

GFI Group	201,500	$1,211
Glacier Bancorp (A)	60,300	999
Gluskin Sheff + Associates (Canada)	93,200	1,213
Grubb & Ellis	711,760	491
Hancock Holding (A)	73,520	2,568
Hanover Insurance Group	165,188	5,668
Hatteras Financial‡	65,500	1,632
HCC Insurance Holdings (A)	29,200	721
HCP‡	188,050	4,368
Health Care REIT‡ (A)	56,734	1,943
Healthcare Realty Trust‡ (A)	17,418	287
Hercules Technology Growth Capital (A)	366,275	2,747
Home Bancshares (A)	7,500	150
Horace Mann Educators (A)	110,685	1,000
Hospitality Properties Trust‡ (A)	144,900	2,024
Host Hotels & Resorts‡	182,150	1,709
HRPT Properties Trust‡ (A)	344,900	1,638
Hudson City Bancorp	38,484	494
Huntington Bancshares (A)	218,511	857
IBERIABANK (A)	11,750	511
Infinity Property & Casualty	38,155	1,405
Inland Real Estate‡	110,201	769
Interactive Brokers Group, Cl A*	38,400	571
Invesco	98,500	1,542
Investment Technology Group* (A)	73,635	1,532
Investors Real Estate Trust‡ (A)	95,800	853
IPC Holdings	77,700	1,931
Irwin Financial*	33,700	36
Jones Lang LaSalle	54,325	1,904
Kansas City Life Insurance	26,600	625
KBW* (A)	68,146	1,774
Keycorp (A)	329,500	1,648
Kilroy Realty‡	29,714	633
Knight Capital Group, Cl A* (A)	158,505	2,728
Lazard, Cl A	38,600	1,092
LTC Properties‡	22,800	474
Macerich‡ (A)	117,050	1,976
Mack-Cali Realty‡ (A)	101,700	2,513
MarketAxess Holdings*	371,814	3,922
Meadowbrook Insurance Group	187,600	1,386
MFA Mortgage Investments‡ (A)	1,045,491	6,545
MGIC Investment (A)	23,400	102
Mid-America Apartment Communities‡	14,547	528
Montpelier Re Holdings	75,900	1,016
MSCI, Cl A*	217,317	4,622
National Health Investors‡	12,700	336
National Penn Bancshares	55,185	334
National Retail Properties‡ (A)	45,693	782
Nationwide Health Properties‡	81,142	2,156
Navigators Group*	25,545	1,117
Nelnet, Cl A*	76,300	646
New York Community Bancorp	95,191	1,053
NewAlliance Bancshares	83,159	1,076
NorthStar Realty Finance‡	84,824	282

Description	Shares	Market Value ($ Thousands)

Northwest Bancorp	5,500	$102
NYSE Euronext	32,825	985
OceanFirst Financial	7,600	95
Old National Bancorp	22,300	267
Omega Healthcare Investors‡	25,219	403
optionsXpress Holdings	74,388	1,271
Oriental Financial Group	50,000	495
PacWest Bancorp (A)	75,404	1,065
PartnerRe	28,101	1,834
Penson Worldwide* (A)	145,862	1,441
People’s United Financial	19,175	303
PHH* (A)	283,161	4,361
Piper Jaffray*	4,387	158
Platinum Underwriters Holdings	117,756	3,395
Plum Creek Timber‡	8,300	288
Post Properties‡ (A)	146,750	2,235
Presidential Life	20,700	178
ProAssurance*	20,430	924
ProLogis‡ (A)	220,000	1,868
Prospect Capital	175,500	1,495
Prosperity Bancshares (A)	107,653	3,021
Protective Life	118,200	1,461
Provident Financial Services	45,402	447
PS Business Parks‡	26,808	1,203
Public Storage‡ (A)	36,854	2,455
Radian Group	34,500	98
RAIT Financial Trust‡	69,000	85
RAM Holdings*	120,100	38
Rayonier‡	6,966	279
Realty Income‡ (A)	75,671	1,625
Redwood Trust‡ (A)	75,100	1,196
Regency Centers‡ (A)	35,450	1,263
Regions Financial	217,200	910
Reinsurance Group of America, Cl A	88,974	3,273
RenaissanceRe Holdings	7,000	320
Republic Bancorp, Cl A (A)	48,700	1,181
Riskmetrics Group* (A)	190,072	3,054
RLI	9,000	422
S&T Bancorp	24,500	366
Sanders Morris Harris Group	13,700	74
Santander BanCorp (A)	14,100	104
Saul Centers ‡	24,800	712
SeaBright Insurance Holdings*	19,012	154
Selective Insurance Group	42,600	563
Senior Housing Properties Trust‡	53,242	892
Signature Bank NY*	62,711	1,696
Simmons First National, Cl A	5,700	156
Simon Property Group‡ (A)	95,803	5,123
Southside Bancshares	8,085	185
Sovran Self Storage‡	42,200	1,019
St. Joe*	21,421	547
StanCorp Financial Group	57,306	1,778
Sterling Bancshares (A)	331,287	2,100
Strategic Hotels & Resorts‡ (A)	154,000	177

SEI Institutional Investments Trust / Annual Report / May 31, 2009	87

SCHEDULE OF INVESTMENTS

Small/Mid Cap Equity Fund (Continued)

May 31, 2009

Description	Shares	Market Value ($ Thousands)

Sun Communities‡ (A)	40,700	$575
Sunstone Hotel Investors‡ (A)	259,977	1,510
Susquehanna Bancshares	99,300	709
SVB Financial Group*	38,520	1,038
SWS Group	53,400	684
Taubman Centers‡ (A)	36,500	903
TCF Financial (A)	273,777	3,931
TD Ameritrade Holding*	56,424	961
Titanium Asset Management* (I)	147,000	719
Tompkins Financial	8,700	421
Tower Group	24,000	573
Transatlantic Holdings	35,090	1,358
Triplecrown Acquisition*	101,923	966
Trustco Bank (A)	192,100	1,083
Trustmark (A)	60,603	1,187
UMB Financial	11,851	476
Umpqua Holdings	22,300	190
United Community Banks	39,345	305
Unitrin (A)	60,300	876
Unum Group	186,871	3,197
Uranium Participation*	208,900	1,491
Valley National Bancorp	7,682	93
Value Creation* (G) (H) (I)	85,600	393
Ventas‡ (A)	164,643	4,998
Vornado Realty Trust‡ (A)	87,000	4,059
Waddell & Reed Financial, Cl A	68,528	1,672
Washington Federal (A)	99,712	1,308
Washington Real Estate Investment Trust‡	13,340	292
Webster Financial (A)	111,281	830
WesBanco (A)	16,500	271
Westamerica Bancorporation (A)	21,600	1,120
Western Alliance Bancorp*	275,498	1,906
Whitney Holding (A)	87,860	1,090
Willis Group Holdings	42,673	1,136
Wilmington Trust	16,800	242
Wintrust Financial	20,595	371
World Acceptance* (A)	108,957	2,182
WR Berkley (A)	69,018	1,497
Zenith National Insurance	11,200	240
Zions Bancorporation (A)	173,562	2,374

		315,041

Health Care — 11.5%
Abaxis* (A)	20,617	361
Achillion Pharmaceuticals*	264,552	325
Acorda Therapeutics*	81,430	2,010
Adolor*	36,100	74
Affymax*	5,100	87
Albany Molecular Research*	42,000	368
Alexion Pharmaceuticals* (A)	97,714	3,566
AMAG Pharmaceuticals* (A)	17,237	907
Amedisys*	34,200	1,040
American Medical Systems Holdings*	104,279	1,582
AMERIGROUP*	46,467	1,341

Description	Shares	Market Value ($ Thousands)

AmerisourceBergen	35,137	$1,304
AMN Healthcare Services*	114,700	826
Amsurg, Cl A* (A)	161,521	3,017
Amylin Pharmaceuticals* (A)	32,500	368
Analogic	5,205	190
Angiodynamics*	40,364	495
Arena Pharmaceuticals* (A)	391,100	1,443
Array Biopharma*	169,420	527
Assisted Living Concepts, Cl A*	9,189	141
Athenahealth*	68,815	2,077
Beckman Coulter	27,893	1,512
BioCryst Pharmaceuticals* (A)	275,600	1,108
Biogen Idec*	19,400	1,005
BioMarin Pharmaceutical* (A)	84,036	1,175
Bio-Rad Laboratories, Cl A*	13,524	1,007
Boston Scientific*	215,400	2,025
Bruker*	44,700	292
Cadence Pharmaceuticals* (A)	70,498	747
CardioNet* (A)	52,622	932
Catalyst Health Solutions*	139,509	2,984
Celera*	132,131	1,000
Centene*	96,173	1,748
Cephalon* (A)	21,905	1,277
Cepheid* (A)	95,332	963
Cerner* (A)	19,451	1,134
Charles River Laboratories International*	25,500	801
Chemed	21,677	830
Conceptus* (A)	52,655	835
Conmed*	232,523	3,662
Cooper	59,062	1,566
Corvel*	5,250	112
Covance*	33,325	1,400
Coventry Health Care*	103,323	1,865
Cubist Pharmaceuticals*	17,362	296
Cyberonics* (A)	25,500	370
DaVita*	43,800	1,976
Dendreon*	10,600	240
Dentsply International (A)	99,953	2,925
Depomed*	11,299	24
Dionex*	458	26
Electro-Optical Sciences* (A)	105,820	867
Emeritus*	43,544	626
Endo Pharmaceuticals Holdings* (A)	144,346	2,299
Enzo Biochem*	36,281	153
eResearch Technology*	127,382	763
ev3*	32,083	293
Forest Laboratories*	139,900	3,314
Gen-Probe*	82,682	3,525
Genzyme*	9,648	571
Greatbatch*	99,819	2,062
GTx* (A)	10,200	88
Health Management Associates, Cl A*	59,100	343
Health Net*	62,525	937
Healthsouth* (A)	129,507	1,533

88	SEI Institutional Investments Trust / Annual Report / May 31, 2009

Description	Shares	Market Value ($ Thousands)

Healthspring*	32,195	$313
Henry Schein*	42,253	1,924
Hill-Rom Holdings	37,637	608
Hologic*	48,652	616
Humana*	21,100	661
ICU Medical*	5,903	213
Idexx Laboratories* (A)	60,384	2,527
I-Flow*	203,140	1,117
Illumina*	6,900	253
Immucor*	44,200	665
Incyte* (A)	398,000	1,309
InterMune* (A)	20,600	243
Intuitive Surgical*	4,085	611
inVentiv Health*	13,917	175
Inverness Medical Innovations*	86,783	2,823
IRIS International*	11,696	140
Isis Pharmaceuticals*	46,075	636
Kendle International*	30,751	320
Kensey Nash*	28,841	722
Kindred Healthcare*	65,735	863
Kinetic Concepts* (A)	86,900	2,253
King Pharmaceuticals*	549,857	5,202
Laboratory Corp of America Holdings*	34,700	2,115
LCA-Vision	55,500	345
LHC Group*	205,316	4,737
Life Technologies*	96,700	3,750
LifePoint Hospitals*	45,710	1,246
Lincare Holdings*	24,280	529
Magellan Health Services* (A)	66,674	1,991
Martek Biosciences	66,603	1,411
Maxygen*	55,975	397
Medicines*	128,400	984
Medicis Pharmaceutical, Cl A (A)	118,454	1,862
Mednax* (A)	161,645	6,547
Meridian Bioscience	36,700	701
Merit Medical Systems*	14,600	200
Mettler Toledo International* (A)	14,815	1,055
Millipore*	300	19
Molina Healthcare*	5,345	128
MWI Veterinary Supply* (A)	82,920	2,424
Mylan Laboratories* (A)	196,629	2,598
Myriad Genetics*	70,350	2,544
Neogen*	32,040	706
Nighthawk Radiology Holdings*	38,205	151
Noven Pharmaceuticals*	19,200	213
NPS Pharmaceuticals*	51,172	170
NuVasive* (A)	34,595	1,250
Odyssey HealthCare*	137,000	1,345
Omnicare (A)	41,100	1,111
Omnicell*	193,389	1,777
Onyx Pharmaceuticals*	3,000	71
Optimer Pharmaceuticals* (A)	56,432	700
Orthofix International*	10,500	266
OSI Pharmaceuticals*	60,706	2,052

Description	Shares	Market Value ($ Thousands)

Osiris Therapeutics*	20,670	$261
Owens & Minor	8,900	312
Palomar Medical Technologies*	20,393	207
Par Pharmaceutical*	38,963	520
Parexel International*	16,000	165
Patterson* (A)	111,620	2,298
PDL BioPharma	77,208	537
PerkinElmer	55,037	895
Perrigo	45,100	1,211
Pharmaceutical Product Development	67,564	1,353
PharMerica*	12,681	222
Phase Forward*	143,967	2,016
Providence Service*	18,100	197
Psychiatric Solutions* (A)	45,872	846
Qiagen*	25,348	446
Quidel* (A)	119,500	1,521
Regeneron Pharmaceuticals*	12,400	190
Res-Care*	132,159	1,870
ResMed*	86,650	3,212
Rigel Pharmaceuticals* (A)	205,900	1,717
Sepracor*	86,623	1,356
Sirona Dental Systems* (A)	142,011	2,793
Somanetics*	29,142	490
SonoSite*	10,459	194
Sun Healthcare Group*	153,584	1,424
Symmetry Medical*	175,345	1,348
Techne	66,261	3,994
Teleflex	28,816	1,293
Theravance* (A)	129,613	1,918
Thoratec* (A)	32,408	813
United Therapeutics* (A)	19,474	1,561
Universal Health Services, Cl B (A)	50,002	2,747
Valeant Pharmaceuticals International*	12,000	276
Varian*	37,278	1,298
Varian Medical Systems*	36,600	1,309
Vertex Pharmaceuticals* (A)	86,468	2,578
Viropharma* (A)	105,100	731
Warner Chilcott, Cl A* (A)	64,200	845
Waters*	27,915	1,209
Watson Pharmaceuticals* (A)	132,681	4,014
Zimmer Holdings*	15,088	672
Zoll Medical*	9,800	165

		197,873

Industrials — 14.4%
AAON (A)	25,200	524
Actuant, Cl A	137,895	1,693
Acuity Brands	34,204	930
Administaff	20,408	439
Aecom Technology*	54,689	1,745
Aircastle	158,700	1,062
Alexander & Baldwin	14,637	362
Allen-Vanguard*	1,184,500	141
Alliant Techsystems*	2,823	244

SEI Institutional Investments Trust / Annual Report / May 31, 2009	89

SCHEDULE OF INVESTMENTS

Small/Mid Cap Equity Fund (Continued)

May 31, 2009

Description	Shares	Market Value ($ Thousands)

Altra Holdings*	36,300	$240
American Reprographics*	67,219	585
American Science & Engineering	2,200	138
Ameron International	25,100	1,392
Ametek	82,713	2,601
Ampco-Pittsburgh	17,800	462
AO Smith (A)	73,810	2,214
Apogee Enterprises	89,400	1,101
Applied Industrial Technologies (A)	71,500	1,485
Arkansas Best (A)	30,800	866
Armstrong World Industries*	16,659	298
ATC Technology*	62,027	904
Avery Dennison	36,295	1,000
Barnes Group (A)	239,880	3,661
BE Aerospace*	143,884	2,141
Belden	76,006	1,392
Blount International*	18,425	155
Brady, Cl A	34,988	867
Briggs & Stratton	116,200	1,766
Brink’s	109,742	2,918
Bucyrus International, Cl A	71,171	2,041
C.H. Robinson Worldwide	13,100	666
Carlisle	81,945	1,874
CBIZ* (A)	77,645	561
Ceradyne*	80,200	1,813
Chart Industries*	87,874	1,866
Chicago Bridge & Iron	69,009	891
Cintas	35,939	837
CIRCOR International	70,300	1,715
Colfax*	36,200	295
Columbus McKinnon*	22,815	317
Comfort Systems USA (A)	27,000	252
Consolidated Graphics*	83,530	1,356
Continental Airlines, Cl B* (A)	85,539	797
Con-way (A)	66,401	2,132
Copart* (A)	52,577	1,614
Corrections of America* (A)	168,075	2,580
CoStar Group* (A)	173,406	6,182
Courier	20,235	317
CRA International*	100,348	2,644
Crane	225,136	5,309
Cubic	58,700	2,239
Cummins	21,300	691
Delta Air Lines* (A)	105,234	612
Deluxe	76,019	1,075
Dover	47,299	1,487
Duff & Phelps, Cl A	70,855	1,053
Dun & Bradstreet	44,366	3,629
Dycom Industries*	290,583	3,397
DynCorp International, Cl A* (A)	79,578	1,151
EMCOR Group* (A)	160,314	3,602
EnergySolutions	2,722	22
Ennis	18,942	205
EnPro Industries* (A)	78,000	1,374

Description	Shares	Market Value ($ Thousands)

Equifax	52,314	$1,424
ESCO Technologies*	11,700	475
Esterline Technologies*	55,366	1,514
Fastenal	32,627	1,084
Federal Signal	70,200	602
Flowserve	7,089	522
Fluor	8,725	410
Force Protection*	209,000	1,803
Forward Air	103,375	2,204
Foster Wheeler*	37,900	1,005
FTI Consulting* (A)	57,488	2,887
G&K Services, Cl A	35,815	768
Gardner Denver*	171,145	4,850
GATX	11,000	277
GenCorp*	56,725	114
General Cable* (A)	34,706	1,327
Genesee & Wyoming, Cl A*	65,700	1,900
Geo Group*	29,562	483
GeoEye* (A)	40,500	869
Goodrich	27,800	1,349
GrafTech International*	58,945	599
Graham (A)	47,046	659
Granite Construction (A)	14,703	538
GT Solar International* (A)	65,500	421
H&E Equipment Services*	192,925	1,273
Harsco	32,200	936
Heico, Cl A	23,474	698
Heidrick & Struggles International	33,051	606
Hexcel*	84,903	908
Horizon Lines, Cl A	338,664	1,802
Houston Wire & Cable (A)	46,845	559
Hubbell, Cl B	55,384	1,839
Huron Consulting Group*	29,600	1,356
ICF International*	95,860	2,550
IDEX (A)	79,705	1,861
IHS, Cl A*	122,410	5,876
Interface, Cl A	49,041	311
Interline Brands*	19,496	260
ITT	57,500	2,368
Jacobs Engineering Group*	28,214	1,210
JB Hunt Transport Services	59,004	1,813
Joy Global	20,868	719
Kadant*	26,284	367
Kaman	18,004	286
Kansas City Southern*	81,485	1,344
Kaydon	30,086	1,035
KBR	18,900	348
Kennametal	24,450	462
Kirby* (A)	120,611	4,055
Knoll	35,000	242
LaBarge*	10,500	80
Ladish*	17,469	206
Landstar System	44,925	1,707
LB Foster, Cl A*	32,308	942

90	SEI Institutional Investments Trust / Annual Report / May 31, 2009

Description	Shares	Market Value ($ Thousands)

Lincoln Electric Holdings	26,479	$1,080
Lydall*	25,442	94
M&F Worldwide*	27,100	454
Manitowoc (A)	103,034	672
Manpower	52,014	2,211
Marten Transport*	19,000	405
MasTec*	84,100	1,089
Michael Baker*	18,100	761
Mine Safety Appliances	29,000	679
Mueller Industries	60,769	1,335
Mueller Water Products, Cl A	263,980	953
MYR Group*	33,875	647
Navigant Consulting*	133,725	1,593
NN	85,100	131
Old Dominion Freight Line*	139,358	4,104
Orbital Sciences*	62,500	920
Oshkosh Truck	69,437	824
Paccar	34,567	1,032
Pacer International	57,798	150
Pall	78,853	2,025
Parker Hannifin (A)	25,000	1,056
Pentair	45,000	1,126
Pitney Bowes	55,097	1,261
Powell Industries*	9,100	358
PRG-Schultz International*	20,415	59
Quanta Services*	68,325	1,559
Regal-Beloit (A)	12,270	485
Republic Airways Holdings* (A)	87,300	512
Resources Connection*	373,306	6,917
Ritchie Bros Auctioneers	76,865	1,760
Robbins & Myers	39,500	756
Rockwell Collins	22,966	974
RR Donnelley & Sons	128,995	1,739
RSC Holdings* (A)	202,600	1,220
Rush Enterprises, Cl A*	145,519	1,698
Ryder System	54,377	1,532
Saia*	7,741	106
School Specialty*	32,066	610
Seaboard	420	451
Shaw Group*	41,225	1,121
Silvercorp Metals*	489,500	1,581
Skywest	94,726	971
Southwest Airlines	107,910	727
Spirit Aerosystems Holdings, Cl A*	79,474	1,093
SPX	11,800	542
Standard Parking*	116,815	1,744
Standard Register	30,068	100
Steelcase, Cl A	111,301	538
Stericycle*	20,498	1,024
Sterling Construction* (A)	6,900	118
SYKES Enterprises*	291,563	4,752
TAL International Group (A)	140,900	1,399
Tecumseh Products, Cl A*	10,200	82
Teledyne Technologies*	21,612	710

Description	Shares	Market Value ($ Thousands)

Terex* (A)	201,989	$2,711
Tetra Tech* (A)	87,432	2,244
Textainer Group Holdings (A)	143,500	1,491
Thomas & Betts*	65,583	2,012
Timken	36,748	621
Titan Machinery*	18,600	234
Toro	3,224	99
TransDigm Group*	58,765	2,305
Triumph Group	13,874	547
UAL*	165,300	770
Ultralife* (A)	25,800	179
United Rentals* (A)	64,052	304
United Stationers*	30,957	1,109
URS*	51,703	2,486
US Airways Group*	334,930	864
UTi Worldwide*	80,200	1,052
Wabtec	99,336	3,544
Waste Connections*	78,031	1,982
Waste Services*	19,600	114
Watson Wyatt Worldwide, Cl A	26,152	992
Watts Water Technologies, Cl A	19,717	404
WESCO International*	171,059	4,573

		248,502

Information Technology — 17.6%
3Com*	405,858	1,753
ACI Worldwide*	31,700	473
Acxiom	127,285	1,361
ADC Telecommunications* (A)	270,496	1,904
Advanced Analogic Technologies*	222,163	1,051
Advanced Energy Industries*	168,044	1,588
Akamai Technologies* (A)	192,866	4,293
Alliance Data Systems*	76,952	3,117
Amkor Technology*	48,600	221
Amphenol, Cl A	66,800	2,230
Analog Devices	108,256	2,643
Anixter International* (A)	56,600	2,322
Ansys*	41,900	1,251
Applied Micro Circuits* (A)	118,900	930
Ariba*	119,081	1,128
Arris Group*	478,246	5,796
Arrow Electronics*	133,792	3,236
Art Technology Group*	706,137	2,542
Atmel*	896,857	3,453
ATMI* (A)	100,014	1,623
Avnet*	98,166	2,259
Avocent*	48,665	681
Bankrate*	54,835	1,651
Benchmark Electronics*	191,570	2,337
BigBand Networks*	22,600	118
Black Box	49,183	1,619
Blackboard*	4,100	118
BMC Software*	17,734	605
Brightpoint*	130,932	775

SEI Institutional Investments Trust / Annual Report / May 31, 2009	91

SCHEDULE OF INVESTMENTS

Small/Mid Cap Equity Fund (Continued)

May 31, 2009

Description	Shares	Market Value ($ Thousands)

Broadridge Financial Solutions	80,908	$1,340
Brocade Communications Systems*	238,400	1,750
Brooks Automation*	32,276	126
CACI International, Cl A*	19,759	758
Checkpoint Systems*	31,434	441
Ciber*	68,105	219
Cirrus Logic*	55,073	214
Citrix Systems*	24,142	758
Cognex	22,800	298
Cogo Group*	30,200	197
Coherent*	39,232	766
CommScope* (A)	214,400	5,626
Computer Sciences*	75,653	3,212
Concur Technologies* (A)	44,873	1,324
Constant Contact* (A)	82,766	1,456
Convergys* (A)	140,900	1,303
CPI International*	5,700	62
Cree*	12,064	367
CSG Systems International*	91,765	1,264
CTS	129,490	747
Cymer*	7,815	217
Cypress Semiconductor* (A)	111,867	962
Daktronics	23,500	201
DealerTrack Holdings* (A)	358,409	5,143
Diebold	127,457	3,151
Diodes* (A)	108,259	1,664
Dolby Laboratories, Cl A*	58,900	2,124
DSP Group* (A)	234,641	1,701
DST Systems*	15,000	574
DTS*	137,120	3,630
eBay*	31,944	563
EF Johnson Technologies*	118,500	82
Electronics for Imaging*	57,619	586
Emulex* (A)	140,992	1,550
Entegris*	349,137	1,005
Equinix* (A)	90,867	6,760
Euronet Worldwide*	162,847	2,599
Factset Research Systems (A)	26,757	1,415
Fidelity National Information Services	27,416	528
Fiserv*	2,833	120
FLIR Systems*	38,680	869
Gartner*	178,889	2,746
Gerber Scientific*	112,900	365
Gevity HR	55,000	219
GSI Commerce* (A)	581,399	7,477
Harris Stratex Networks, Cl A*	38,147	182
Heartland Payment Systems	121,575	930
Hewitt Associates, Cl A*	44,472	1,290
i2 Technologies* (A)	37,800	464
IAC*	44,826	724
Imation (A)	206,882	1,998
Information Services Group*	395,374	1,087
Ingram Micro, Cl A*	121,336	2,005
Insight Enterprises*	72,500	547

Description	Shares	Market Value ($ Thousands)

Integral Systems*	48,340	$367
Integrated Device Technology*	424,791	2,392
Intermec*	15,553	179
Internet Brands, Cl A* (A)	208,360	1,402
Intersil, Cl A	30,400	372
Intuit*	23,300	634
IXYS	6,300	60
j2 Global Communications*	39,800	888
Jabil Circuit	424,344	3,323
JDA Software Group*	147,600	2,199
JDS Uniphase*	77,552	418
Juniper Networks*	68,099	1,684
Kenexa*	113,700	1,100
Keynote Systems*	141,321	1,026
Knot* (A)	167,909	1,373
Kulicke & Soffa Industries* (A)	97,700	450
Lam Research*	41,419	1,085
Lawson Software* (A)	816,246	4,293
Lender Processing Services	62,000	1,801
Lexmark International, Cl A*	107,134	1,751
Linear Technology	32,300	756
Littelfuse*	43,571	764
LSI*	87,300	390
Mantech International, Cl A*	33,124	1,270
MAXIMUS (A)	33,423	1,334
MEMC Electronic Materials*	9,200	177
Metavante Technologies*	48,100	1,234
Methode Electronics	184,451	1,077
Micrel	22,500	165
Micron Technology* (A)	294,100	1,488
Microsemi*	239,663	3,226
MicroStrategy, Cl A*	11,234	526
Microtune*	44,650	103
MIPS Technologies, Cl A*	49,735	193
MKS Instruments*	43,440	587
Molex (A)	110,318	1,686
Monolithic Power Systems*	26,586	551
Monotype Imaging Holdings* (A)	284,763	1,609
Move*	254,616	535
MTS Systems	10,655	236
Multi-Fineline Electronix*	43,300	829
National Semiconductor	16,700	232
NCR*	234,184	2,515
Net 1 UEPS Technologies*	155,648	1,900
NetApp*	27,921	544
Netgear*	95,000	1,333
Netscout Systems*	132,489	1,243
Novatel Wireless* (A)	199,300	2,328
Novell*	57,300	238
Novellus Systems* (A)	30,300	543
Nuance Communications* (A)	143,033	1,774
Omniture*	435,538	5,148
ON Semiconductor* (A)	71,800	492
OSI Systems*	83,400	1,535

92	SEI Institutional Investments Trust / Annual Report / May 31, 2009

Description	Shares	Market Value ($ Thousands)

Parametric Technology*	192,731	$2,232
Park Electrochemical	66,700	1,287
Parkervision* (A)	245,900	802
Pericom Semiconductor*	137,732	1,302
Perot Systems, Cl A*	69,254	946
Plexus* (A)	51,602	942
PMC-Sierra*	432,000	3,279
Polycom* (A)	78,600	1,361
Power Integrations (A)	92,305	2,036
Progress Software*	16,334	366
QLogic* (A)	15,300	209
Richardson Electronics	35,594	140
S1*	54,000	366
SAIC*	84,931	1,484
Salary.com*	193,513	381
Sapient*	284,178	1,509
SAVVIS*	201,768	2,375
Scansource*	44,733	1,107
Seachange International*	178,000	1,317
Semtech*	30,094	484
Sierra Wireless*	91,500	595
Sigma Designs* (A)	49,800	770
Silicon Laboratories* (A)	23,697	797
SkillSoft ADR*	892,331	7,290
Skyworks Solutions*	143,273	1,365
Sohu.com*	12,747	805
Solera Holdings*	280,540	6,424
SRA International, Cl A*	72,400	1,284
Sun Microsystems*	120,900	1,088
Sybase* (A)	161,773	5,263
Symmetricom*	19,352	100
Symyx Technologies*	27,213	132
Synaptics*	17,687	621
Synchronoss Technologies*	131,280	1,594
SYNNEX* (A)	82,808	2,143
Synopsys*	178,307	3,473
Take-Two Interactive Software	75,800	656
Taleo, Cl A*	22,689	352
Tech Data*	90,371	2,894
Technitrol	43,000	151
Techwell*	12,600	81
TeleCommunication Systems, Cl A*	17,200	129
TeleTech Holdings*	187,169	2,158
Tellabs*	344,507	1,912
Teradata*	131,342	2,837
Tessera Technologies*	48,842	1,149
TIBCO Software*	228,188	1,513
TNS*	12,200	230
Total System Services	59,200	808
Trimble Navigation* (A)	224,660	4,309
TTM Technologies* (A)	143,500	1,277
United Online	256,845	1,644
Valueclick*	114,838	1,269
Varian Semiconductor Equipment Associates*	87,195	2,051

Description	Shares	Market Value ($ Thousands)

Veeco Instruments*	19,150	$202
Verigy*	38,200	458
Vishay Intertechnology*	50,700	280
VistaPrint* (A)	217,149	8,315
Vocus* (A)	250,632	4,790
WebMD Health, Cl A* (A)	23,543	639
Websense*	3,062	56
Western Digital*	88,975	2,211
Wind River Systems*	66,833	527
Wright Express*	216,891	5,394
Xyratex*	80,198	265
Zebra Technologies, Cl A*	68,000	1,484
Zygo* (A)	75,051	379

		304,231

Materials — 5.5%
A. Schulman	131,521	1,964
AEP Industries*	3,400	84
Air Products & Chemicals	17,380	1,126
Airgas	107,441	4,540
AK Steel Holding	70,400	1,007
Albemarle	98,326	2,775
Allied Nevada Gold*	13,900	108
AM Castle	46,757	491
AMCOL International	45,000	963
Aptargroup	88,160	2,734
Ashland	40,100	1,075
Ball	3,000	119
Bemis	16,311	409
Buckeye Technologies*	72,371	367
Bway Holding*	21,300	309
Cabot	55,705	890
Carpenter Technology	56,500	1,270
Celanese, Cl A	149,834	3,073
Century Aluminum*	60,900	366
CF Industries Holdings	15,587	1,210
Clearwater Paper*	28,100	665
Cliffs Natural Resources	6,017	164
Commercial Metals (A)	80,277	1,362
Crown Holdings*	180,536	4,243
Cytec Industries	20,430	439
Domtar*	664,842	758
Eastman Chemical	33,100	1,372
Ecolab	49,000	1,830
FMC	61,809	3,359
General Steel Holdings*	59,689	316
Greif, Cl A	25,821	1,248
H.B. Fuller	52,600	895
Headwaters*	93,999	373
Huntsman	220,033	1,391
Innophos Holdings	116,643	1,819
Innospec	36,404	324
International Flavors & Fragrances	52,910	1,688
Intrepid Potash* (A)	24,415	796

SEI Institutional Investments Trust / Annual Report / May 31, 2009	93

SCHEDULE OF INVESTMENTS

Small/Mid Cap Equity Fund (Continued)

May 31, 2009

Description	Shares	Market Value ($ Thousands)

Jaguar Mining*	85,200	$761
Koppers Holdings	29,859	755
LSB Industries*	11,491	193
Lubrizol	57,400	2,564
Minerals Technologies	9,404	368
Myers Industries	72,152	729
Nalco Holding (A)	227,135	3,943
Neenah Paper	71,290	577
NewMarket	47,436	3,442
Olin	25,378	339
OM Group*	14,277	378
Owens-Illinois*	125,675	3,598
Packaging of America	56,739	915
Pactiv*	120,402	2,697
PolyOne*	173,800	523
Reliance Steel & Aluminum	115,767	4,398
Rock-Tenn, Cl A	13,563	521
Rockwood Holdings*	150,560	2,246
RPM International	38,400	588
Schnitzer Steel Industries, Cl A	14,200	774
Schweitzer-Mauduit International	28,365	637
Scotts Miracle-Gro, Cl A (A)	23,800	816
Sealed Air	25,500	510
Sensient Technologies	25,300	580
Silgan Holdings	59,250	2,622
Solutia*	144,820	710
Sonoco Products	85,054	2,072
Spartech	4,423	19
Steel Dynamics (A)	191,870	2,867
Stillwater Mining*	38,900	288
Terra Industries	26,968	749
Titanium Metals	34,600	320
United States Steel (A)	9,679	330
Universal Stainless & Alloy*	83,500	1,160
US Concrete*	11,572	27
Valspar	7,061	161
Western Goldfields*	573,500	1,772
Worthington Industries	46,000	644
WR Grace*	26,025	338

		94,853

Telecommunication Services — 1.6%
Alaska Communications Systems Group	108,525	735
Cbeyond* (A)	79,433	1,365
CenturyTel (A)	104,455	3,222
Cincinnati Bell*	262,011	731
Embarq (A)	50,586	2,126
Global Crossing*	23,100	193
Iowa Telecommunications Services	44,925	532
Neutral Tandem*	15,910	461
NII Holdings*	153,495	3,141
NTELOS Holdings	24,800	443
Premiere Global Services*	34,800	417
SBA Communications, Cl A*	306,066	7,826

Description	Shares	Market Value ($ Thousands)

Syniverse Holdings*	137,415	$2,054
tw telecom inc, Cl A*	223,772	2,654
US Cellular*	11,256	467
USA Mobility	43,637	488
Windstream	37,705	317

		27,172

Utilities — 4.0%
AGL Resources	95,825	2,771
Alliant Energy	59,463	1,411
Atmos Energy	59,135	1,419
Black Hills	13,917	298
Centerpoint Energy	155,000	1,569
Central Vermont Public Service	11,700	189
CH Energy Group	1,200	50
Chesapeake Utilities	3,500	115
Cia de Saneamento de Minas Gerais-COPASA (Brazil)	112,700	1,487
Cleco (A)	47,272	967
CMS Energy (A)	109,371	1,240
Consolidated Edison	23,185	822
DPL (A)	78,100	1,699
DTE Energy	12,152	368
Edison International	28,710	840
El Paso Electric*	20,628	273
Empire District Electric	49,556	777
Energen	53,145	1,978
Equities	64,026	2,385
Great Plains Energy	197,691	2,979
Hawaiian Electric Industries	72,800	1,256
IDACORP	10,950	255
ITC Holdings	48,709	2,089
Laclede Group	10,225	318
MDU Resources Group	76,863	1,419
Mirant* (A)	50,600	790
New Jersey Resources	53,192	1,770
Northeast Utilities (A)	155,234	3,227
Northwest Natural Gas (A)	32,579	1,383
NorthWestern	141,925	3,041
NV Energy	145,311	1,453
OGE Energy (A)	58,551	1,512
Pepco Holdings	32,000	415
Piedmont Natural Gas	24,500	555
Pinnacle West Capital	82,948	2,294
PNM Resources	47,800	442
Portland General Electric (A)	321,433	5,783
Questar	19,800	671
RRI Energy*	277,959	1,523
SCANA	71,554	2,148
Southwest Gas	3,045	63
UGI	129,423	3,121
Unisource Energy	58,300	1,483
Vectren	61,602	1,401
Westar Energy	218,230	3,895

94	SEI Institutional Investments Trust / Annual Report / May 31, 2009

Description	Shares/Face Amount ($ Thousands)	Market Value ($ Thousands)

Wisconsin Energy	46,162	$1,821
Xcel Energy	65,529	1,124

		68,889

Total Common Stock (Cost $1,752,538) ($ Thousands)		1,629,606

CONVERTIBLE BONDS — 0.5%

Consumer Discretionary — 0.1%
Charming Shoppes
1.125%, 05/01/14	$2,612	1,394
Eddie Bauer Holdings
5.250%, 04/01/14	2,849	541

		1,935

Energy — 0.0%
Nova Biosource Fuels
10.000%, 09/30/12 (B) (C)	1,826	91
Rentech
4.000%, 04/15/13	1,181	340
Scorpio Mining (G) (H) (I)
7.000%, 05/05/11	509	384

		815

Financials — 0.1%
Dollar Financial
2.875%, 06/30/27	1,509	877
World Acceptance
3.000%, 10/01/11	283	179

		1,056

Health Care — 0.1%
Human Genome Sciences
2.250%, 10/15/11	2,613	1,215
Incyte
3.500%, 02/15/11	740	476

		1,691

Industrials — 0.1%
NCI Building Systems
2.125%, 11/15/24	1,828	1,526

Information Technology — 0.1%
Hutchinson Technology
2.250%, 03/15/10	1,125	1,007

Total Convertible Bonds (Cost $8,988) ($ Thousands)		8,030

Description	Shares/Face Amount ($ Thousands)	Market Value ($ Thousands)
	Number of Warrants

WARRANTS — 0.0%
Oilsands Quest, Expires 05/12/11*	330,350	$116
Oilsands Quest, Expires 12/08/09*	20,000	—
Rentech, Expires 04/25/12* (G) (H) (I)	13,800	—
Titanium Asset Management, Expires 06/21/11* (I)	105,000	121
Triplecrown Acquisition, Expires 10/25/12*	200,851	18

Total Warrants (Cost $192) ($ Thousands)		255

EXCHANGE TRADED FUND — 0.0%
iShares Russell 2000 Index Fund	9,971	501

Total Exchange Traded Fund (Cost $439) ($ Thousands)		501

U.S. TREASURY OBLIGATION — 0.5%
U.S. Treasury Bills
0.260%, 06/11/09 (D) (E)	$8,950	8,950

Total U.S. Treasury Obligation (Cost $8,949) ($ Thousands)		8,950

CASH EQUIVALENT — 3.7%
SEI Daily Income Trust, Prime Obligation Fund, Cl A, 0.260%**†	64,619,966	64,620

Total Cash Equivalent (Cost $64,620) ($ Thousands)		64,620

AFFILIATED PARTNERSHIP — 11.5%
SEI Liquidity Fund, L.P., 0.820%**† (F)	204,857,735	197,531

Total Affiliated Partnership (Cost $204,858) ($ Thousands)		197,531

Total Investments — 110.7% (Cost $2,040,584) ($ Thousands)		$1,909,493

SEI Institutional Investments Trust / Annual Report / May 31, 2009	95

SCHEDULE OF INVESTMENTS

Small/Mid Cap Equity Fund (concluded)

May 31, 2009

A summary of the open futures contracts held by the Fund at May 31, 2009, is as follows:

Type of Contract	Number of Contracts Long	Expiration Date	Unrealized Appreciation ($ Thousands)
Russell 2000 Index E-MINI	724	Jun-2009	$449
S&P Mid 400 Index E-MINI	533	Jun-2009	355

			$804

Percentages	are based on a Net Assets of $1,724,824 ($ Thousands)

*	Non-income producing security.

**	The rate reported is the 7-day effective yield as of May 31, 2009.

†	Investment in Affiliated Security (See Note 4).

‡	Real Estate Investment Trust.

(A)	This security or a partial position of this security is on loan at May 31, 2009. The total value of securities on loan at May 31, 2009 was $201,700 ($ Thousands).

(B)	Security sold within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “accredited investors.” This security has been determined to be liquid under guidelines established by the board of Trustees.

(C)	Security in default on interest payments. Security is non-income producing.

(D)	Security, or a portion thereof, has been pledged as collateral on open futures contracts.

(E)	Zero coupon security. The rate reported is the effective yield at time of purchase.

(F)	This security was purchased with cash collateral held from securities on loan. The total value of such securities as of May 31, 2009 was $197,531 ($ Thousands).

(G)	Securities considered illiquid. The total value of such securities as of May 31, 2009 was $1,005 ($ Thousands) and represents 0.06% of net assets.

(H)	Securities considered restricted. The total value of such securities as of May 31, 2009 was $777 ($ Thousands) and represents 0.05% of net assets.

(I)	Security fair valued using methods determined in good faith by the Valuation Committee of the Board of Trustees. The total value of such securities as of May 31, 2009 was $1,845 ($ Thousands) and represents 0.11% of net assets.

ADR — American Depositary Receipt

Cl — Class

LLC — Limited Liability Company

L.P. — Limited Partnership

PIPE — Private Investment in Public Entity

Amounts designated as “—” are $O or have been rounded to $O.

The accompanying notes are an integral part of the financial statements.

96	SEI Institutional Investments Trust / Annual Report / May 31, 2009

SCHEDULE OF INVESTMENTS

U.S. Managed Volatility Fund

May 31, 2009

Description	Shares	Market Value ($ Thousands)

COMMON STOCK — 96.1%

Consumer Discretionary — 7.3%
Aaron’s	29,300	$954
Amazon.com*	5,364	418
Autoliv	32,600	906
Buckle	7,000	251
Burger King Holdings	51,000	844
Capella Education*	9,100	475
Carter’s*	29,900	707
Choice Hotels International	30,000	819
DIRECTV Group*	42,100	947
DreamWorks Animation SKG, Cl A*	34,300	955
Eastman Kodak	151,800	396
Genuine Parts	30,700	1,028
Gildan Activewear, Cl A*	57,800	951
H&R Block	43,500	635
International Speedway, Cl A	26,700	662
ITT Educational Services*	5,600	514
J.C. Penney	8,200	214
Jack in the Box*	25,800	678
Jarden*	39,800	708
John Wiley & Sons, Cl A	21,500	680
Matthews International, Cl A	14,300	408
Panera Bread, Cl A*	11,300	602
Starwood Hotels & Resorts Worldwide	14,800	362
Strayer Education	5,122	944
Tractor Supply*	19,800	760
Tupperware Brands	25,900	630

		17,448

Consumer Staples — 15.3%
Alberto-Culver, Cl B	62,035	1,442
Altria Group	167,104	2,856
Brown-Forman, Cl B	35,554	1,559
Campbell Soup	69,947	1,939
Church & Dwight	16,900	850
Colgate-Palmolive	28,458	1,877
Dean Foods*	13,700	257
Flowers Foods	17,200	364
General Mills	36,794	1,883

Description	Shares	Market Value ($ Thousands)

Green Mountain Coffee Roasters*	7,700	$643
Hershey	35,338	1,245
Hormel Foods	90,379	3,140
JM Smucker	1,936	78
Kellogg	25,900	1,120
Kimberly-Clark	20,800	1,079
Kroger	74,446	1,698
Lorillard	44,295	3,027
McCormick	28,274	863
Molson Coors Brewing, Cl B	1,868	82
PepsiCo	3,062	159
Philip Morris International	72,558	3,094
Reynolds American	32,659	1,305
Ruddick	23,500	591
Safeway	33,411	677
Supervalu	18,800	312
Sysco	119,580	2,865
Wal-Mart Stores	29,621	1,473

		36,478

Energy — 4.6%
Chevron	16,700	1,114
CNX Gas*	35,100	1,079
Enbridge	32,300	1,147
Encore Acquisition*	27,100	962
Exxon Mobil	44,526	3,088
Imperial Oil	6,700	272
Murphy Oil	3,800	224
Range Resources	11,000	504
SEACOR Holdings*	10,200	779
Spectra Energy	50,300	807
TransCanada	28,500	848

		10,824

Financials — 10.3%
Arthur J Gallagher	8,697	182
Associated Banc	54,200	784
Bancorpsouth	44,691	994
Bank of Hawaii	56,872	2,129
BOK Financial	22,146	898
Brown & Brown	7,274	140
Capitol Federal Financial	14,613	615
Cincinnati Financial	27,600	624
Commerce Bancshares	67,755	2,132
Cullen/Frost Bankers	32,264	1,579
Endurance Specialty Holdings	32,800	901
Erie Indemnity, Cl A	24,900	862
Federated Investors, Cl B	37,600	941
First Niagara Financial Group	900	12
Fulton Financial	86,100	500
Hancock Holding	17,800	622
Hudson City Bancorp	75,700	971
IPC Holdings	6,200	154
Northern Trust	33,738	1,945

SEI Institutional Investments Trust / Annual Report / May 31, 2009	97

SCHEDULE OF INVESTMENTS

U.S. Managed Volatility Fund (Continued)

May 31, 2009

Description	Shares	Market Value ($ Thousands)

People’s United Financial	167,407	$2,645
Platinum Underwriters Holdings	21,800	629
Prosperity Bancshares	29,300	822
RenaissanceRe Holdings	5,700	261
TFS Financial	127,370	1,453
Trustmark	28,100	551
UMB Financial	18,600	747
United Bankshares	5,800	122
Valley National Bancorp	27,930	339

		24,554

Health Care — 24.1%
Abbott Laboratories	63,350	2,855
AmerisourceBergen	102,989	3,821
Amgen*	59,853	2,989
Baxter International	53,912	2,760
Beckman Coulter	4,500	244
Becton Dickinson	43,313	2,931
Bristol-Myers Squibb	85,547	1,704
C.R. Bard	24,179	1,728
Cardinal Health	80,577	2,881
Celgene*	3,700	156
Cephalon*	1,904	111
Cubist Pharmaceuticals*	4,700	80
Edwards Lifesciences*	24,303	1,551
Endo Pharmaceuticals Holdings*	4,900	78
Forest Laboratories*	112,066	2,655
Genzyme*	67,612	3,999
Gilead Sciences*	64,747	2,791
Haemonetics*	12,600	671
Henry Schein*	7,116	324
HLTH*	46,191	545
Immucor*	28,500	429
Johnson & Johnson	50,919	2,809
Laboratory Corp of America Holdings*	15,200	926
LifePoint Hospitals*	34,300	935
McKesson	96,957	3,990
Merck	25,500	703
Millipore*	7,426	467
NuVasive*	23,800	860
Onyx Pharmaceuticals*	7,800	184
Owens & Minor	24,100	845
Patterson*	43,600	898
Perrigo	33,500	900
Psychiatric Solutions*	10,000	184
STERIS	26,500	626
Techne	55,720	3,358
United Therapeutics*	14,100	1,130
Varian Medical Systems*	6,234	223
Warner Chilcott, Cl A*	101,701	1,338
Watson Pharmaceuticals*	55,732	1,686

		57,365

Description	Shares	Market Value ($ Thousands)

Industrials — 4.8%
Alliant Techsystems*	10,100	$871
C.H. Robinson Worldwide	18,600	945
Copa Holdings, Cl A	19,381	675
Curtiss-Wright	3,000	88
FTI Consulting*	18,100	909
Gardner Denver*	27,800	788
General Cable*	10,600	405
Granite Construction	16,600	607
Harsco	12,600	366
KBR	45,600	840
Knight Transportation	23,900	424
Landstar System	24,800	942
Lennox International	29,100	902
Robert Half International	19,300	413
Rollins	47,200	789
Simpson Manufacturing	6,800	142
Stericycle*	19,048	952
Valmont Industries	5,900	405

		11,463

Information Technology — 10.1%
Accenture, Cl A	64,531	1,931
Adtran	35,900	746
Analog Devices	123,790	3,022
Atmel*	95,713	369
Cree*	5,075	154
Diebold	24,600	608
FLIR Systems*	29,100	654
Google, Cl A*	1,362	568
Hewitt Associates, Cl A*	14,000	406
IAC*	43,903	710
Ingram Micro, Cl A*	55,200	912
Intel	176,849	2,780
Lexmark International, Cl A*	52,593	860
Mantech International, Cl A*	5,900	226
Mastercard, Cl A	1,485	262
Micros Systems*	25,900	676
NeuStar, Cl A*	16,300	327
Perot Systems, Cl A*	66,300	906
SAIC*	7,397	129
Silicon Laboratories*	26,753	899
Sybase*	27,500	895
Synopsys*	25,697	501
Tech Data*	24,343	779
Texas Instruments	154,205	2,992
Visa, Cl A	4,772	323
WebMD Health, Cl A*	13,809	375
Xerox	39,600	269
Zebra Technologies, Cl A*	29,600	646

		23,925

98	SEI Institutional Investments Trust / Annual Report / May 31, 2009

Description	Shares	Market Value ($ Thousands)

Materials — 4.0%
Aptargroup	20,000	$620
Bemis	17,300	434
Compass Minerals International	18,000	965
Greif, Cl A	18,700	904
Huntsman	129,800	820
Newmont Mining	66,810	3,265
Packaging of America	17,900	288
Pactiv*	32,000	717
Sensient Technologies	23,800	546
Steel Dynamics	30,100	450
Westlake Chemical	20,200	413

		9,422

Telecommunication Services — 2.6%
AT&T	46,000	1,140
BCE	29,600	678
Cellcom Israel	39,600	1,057
MetroPCS Communications*	47,300	810
Rogers Communications, Cl B	35,000	1,045
Telephone & Data Systems	11,300	343
Verizon Communications	37,400	1,094

		6,167

Utilities — 13.0%
AGL Resources	39,871	1,153
Alliant Energy	40,817	969
Ameren	41,100	956
Aqua America	49,539	817
Atmos Energy	71,924	1,726
Consolidated Edison	17,100	606
DPL	16,000	348
DTE Energy	32,600	986
Edison International	34,300	1,003
Energen	11,800	439
Hawaiian Electric Industries	65,785	1,135
IDACORP	25,500	593
Integrys Energy Group	32,900	891
Nicor	35,620	1,120
NiSource	62,600	669
Northeast Utilities	6,100	127
Northwest Natural Gas	8,400	357
NSTAR	38,893	1,170
OGE Energy	39,056	1,008
Pepco Holdings	74,700	970
PG&E	9,900	364
PPL	58,581	1,902
SCANA	23,241	698
Sempra Energy	29,607	1,353
South Jersey Industries	10,500	350
TECO Energy	81,300	912
UGI	84,985	2,049
Vectren	60,543	1,377

Description	Shares/ Face Amount ($ Thousands)	Market Value ($ Thousands)

Westar Energy	48,800	$871
WGL Holdings	26,600	791
Wisconsin Energy	81,585	3,219

		30,929

Total Common Stock (Cost $215,961) ($ Thousands)		228,575

U.S. TREASURY OBLIGATION — 0.5%
U.S. Treasury Bills
0.216%, 06/11/09 (A) (B)	$1,200	1,200

Total U.S. Treasury Obligation (Cost $1,200) ($ Thousands)		1,200

CASH EQUIVALENT — 3.6%
SEI Daily Income Trust, Prime Obligation Fund, Cl A,
0.260%**†	8,584,482	8,584

Total Cash Equivalent (Cost $8,584) ($ Thousands)		8,584

Total Investments — 100.2% (Cost $225,745) ($ Thousands)		$238,359

A summary of the open futures contracts held by the Fund at May 31, 2009, is as follows:

Type of Contract	Number of Contracts Long	Expiration Date	Unrealized Appreciation ($ Thousands)
S&P 500 Index EMINI	212	Jun-2009	$522

Percentages	are based on a Net Assets of $237,860 ($ Thousands).

*	Non-income producing security.

**	The rate reported is the 7-day effective yield as of May 31, 2009.

†	Investment in Affiliated Security (See Note 4).

(A)	Zero coupon security. The rate reported is the effective yield at time of purchase.

(B)	Security or a portion thereof, has been pledged as collateral on open futures contracts.

Cl — Class

The accompanying notes are an integral part of the financial statements.

SEI Institutional Investments Trust / Annual Report / May 31, 2009	99

SCHEDULE OF INVESTMENTS

International Equity Fund

May 31, 2009

Description	Shares	Market Value ($ Thousands)

COMMON STOCK — 89.5%

Australia — 5.2%
AGL Energy	91,091	$1,024
Alumina	25,673	28
Amcor	22,248	91
AMP	17,915	70
Aristocrat Leisure (A)	18,816	55
ASX	7,262	204
Australia & New Zealand Banking Group (A)	51,968	671
AWB	53,506	51
AXA Asia Pacific Holdings	41,080	127
Babcock & Brown (A)	11,693	2
Beach Petroleum	5,836	4
Bendigo Bank	13,894	68
BHP Billiton	164,924	4,632
Billabong International	23,663	150
BlueScope Steel	88,977	172
Boral	23,900	79
Brambles	37,217	177
Caltex Australia	35,884	346
CFS Retail Property Trust‡ (A)	105,315	139
Challenger Financial Services Group (A)	55,318	91
Coca-Cola Amatil	72,941	495
Cochlear	2,758	121
Commonwealth Bank of Australia	120,371	3,395
Computershare	81,551	583
Crown	36,575	214
CSL	99,697	2,353
David Jones	20,400	60
Dexus Property Group‡	45,614	28
Downer EDI	7,346	28
Energy Resources of Australia	3,200	63
Fairfax Media (A)	16,607	15
Fortescue Metals Group*	5,607	12
Foster’s Group	157,279	621
Goodman Fielder	216,376	223

Description	Shares	Market Value ($ Thousands)

Goodman Group‡	116,175	$24
GPT Group‡	39,545	16
Harvey Norman Holdings	700	2
Incitec Pivot	86,958	190
Insurance Australia Group	79,707	234
JB Hi-Fi	17,025	172
Leighton Holdings	2,184	40
Lion Nathan	31,004	294
Macquarie Group (A)	19,606	509
Macquarie Infrastructure Group (A)	172,464	194
Macquarie Office Trust‡	34,360	5
Medusa Mining*	1,919	3
Metcash	100,828	340
Mirvac Group‡	18,303	17
National Australia Bank (A)	69,993	1,252
Newcrest Mining	53,956	1,432
Nufarm	55,600	552
OneSteel	31,124	68
Orica	9,141	149
Origin Energy	75,061	894
Pacific Brands	174,604	111
Primary Health Care	10,014	43
Qantas Airways	19,365	30
QBE Insurance Group	26,610	417
Ramsay Health Care	1,900	17
Rio Tinto (A)	54,203	2,850
Santos	168,240	1,976
Sims Group	1,884	35
Sonic Healthcare	6,363	60
SP AusNet, Cl Miscellaneous	18,992	12
Suncorp-Metway	67,429	325
TABCORP Holdings	50,646	300
Tatts Group	291,204	577
Telstra	138,266	346
Toll Holdings	9,412	54
Transurban Group	5,355	18
Wesfarmers (A)	31,159	537
Westfield Group‡	51,465	455
Westpac Banking	244,166	3,716
Woodside Petroleum	16,820	587
Woolworths	59,898	1,223
WorleyParsons	18,976	347

		36,815

Austria — 0.4%
Erste Group Bank (A)	4,017	98
Mayr Melnhof Karton	216	19
OMV (A)	53,577	2,197
Strabag (A)	5,861	132
Telekom Austria (A)	3,855	60
Verbund-Oesterreichische Elektrizitaetswirtschafts, Cl A	3,054	166
Vienna Insurance Group	411	18

		2,690

100	SEI Institutional Investments Trust / Annual Report / May 31, 2009

Description	Shares	Market Value ($ Thousands)

Belgium — 1.1%
Banque Nationale de Belgique	3	$10
Belgacom	4,935	155
Colruyt	2,653	626
Delhaize Group (A)	27,888	2,059
Dexia (A)	37,705	241
D’ieteren	170	35
Fortis	73,071	278
Groupe Bruxelles Lambert	16,216	1,310
InBev (A)	45,988	1,624
KBC Groep	6,348	132
Mobistar	2,943	183
Nationale A Portefeuille	2,141	112
Solvay	6,514	599
Telenet Group Holding*	11,817	237
UCB (A)	13,735	460

		8,061

Brazil — 0.4%
Brasil Telecom Participacoes ADR	2,183	98
Centrais Eletricas Brasileiras ADR	7,200	95
Cia de Saneamento Basico do Estado de Sao Paulo ADR	6,070	190
Cia Energetica de Minas Gerais ADR	54,250	718
Cia Paranaense de Energia ADR	4,553	64
Itau Unibanco Holding ADR	35,300	566
Petroleo Brasileiro ADR	16,600	731
Redecard	28,200	407
Telecomunicacoes de Sao Paulo ADR	2,500	58
Telegraph Norte Leste Participacoes ADR	10,800	191

		3,118

Canada — 2.2%
Agnico-Eagle Mines	6,027	371
Agrium (A)	14,600	719
Bank of Montreal	9,800	392
Barrick Gold	15,492	585
Cameco	25,100	693
Canadian National Railway	22,900	982
Canadian Natural Resources	14,200	839
Canadian Utilities	5,800	187
CGI Group, Cl A*	33,700	312
EnCana	36,340	2,010
Goldcorp	47,690	1,895
IAMGOLD	31,085	348
Inmet Mining	8,800	349
Kinross Gold	44,000	890
National Bank of Canada	12,800	598
Potash Corp of Saskatchewan	8,300	961
Research In Motion*	10,410	819
Royal Bank of Canada	17,200	686
Talisman Energy	48,600	785

Description	Shares	Market Value ($ Thousands)

Toronto-Dominion Bank	22,200	$1,126

		15,547

Chile — 0.2%
Enersis ADR	99,400	1,701

China — 1.0%
Anta Sports Products	381,000	420
China Communications Construction	277,000	389
China Life Insurance	333,650	1,226
China Railway Group*	782,000	654
China Shenhua Energy	221,500	748
Chongqing Machinery & Electric*	166,000	30
Huaneng Power International	284,000	189
Industrial & Commercial Bank of China	3,864,000	2,463
Li Ning (A)	154,500	381
Renhe Commercial Holdings*	3,286,000	654

		7,154

Denmark — 1.1%
A P Moeller - Maersk, Cl A	8	50
A P Moeller - Maersk, Cl B	175	1,079
Carlsberg, Cl B	17,169	1,098
Coloplast, Cl B	1,906	132
Danisco	6,606	252
Danske Bank	26,503	451
H Lundbeck	42,979	963
Novo-Nordisk, Cl B	31,164	1,627
Novozymes, Cl B	4,234	338
Sydbank	923	20
Topdanmark*	1,552	188
TrygVesta	1,967	117
Vestas Wind Systems*	14,570	1,075
William Demant Holding*	837	48

		7,438

Finland — 1.0%
Citycon	28,388	71
Elisa, Cl A	2,229	33
Fortum	3,544	87
Huhtamaki	7,887	82
Kesko, Cl B	1,858	54
Kone, Cl B	37,215	1,137
Konecranes	5,628	136
Metso*	6,511	125
Neste Oil	1,160	18
Nokia (A)	187,618	2,883
Orion, Cl B	4,908	80
Outokumpu	4,083	82
Pohjola Bank, Cl A	5,953	46
Rautaruukki	2,345	53
Sampo, Cl A	65,019	1,228
Stora Enso, Cl R	3,185	19

SEI Institutional Investments Trust / Annual Report / May 31, 2009	101

SCHEDULE OF INVESTMENTS

International Equity Fund (Continued)

May 31, 2009

Description	Shares	Market Value ($ Thousands)

UPM-Kymmene	19,630	$185
Wartsila, Cl B (A)	23,048	832

		7,151

France — 8.1%
Accor	1,552	70
Aeroports de Paris	953	70
Air France-KLM	14,000	225
Air Liquide	3,761	351
Alcatel-Lucent	6,500	17
Alstom (A)	14,904	952
Atos Origin	2,351	80
AXA	60,328	1,132
BioMerieux	153	13
BNP Paribas	55,696	3,864
Bouygues	35,666	1,476
Capital Gemini (A)	19,485	756
Carrefour (A)	854	38
Casino Guichard Perrachon (A)	2,997	220
Christian Dior (A)	7,428	572
Cie de Saint-Gobain (A)	21,967	802
Cie Generale de Geophysique-Veritas*	5,307	95
Cie Generale d’Optique Essilor International	1,595	74
CNP Assurances	7,255	689
Compagnie Generale des Etablissements Michelin, Cl B (A)	8,960	547
Credit Agricole (A)	47,176	698
Danone	722	36
Dassault Systemes	5,205	234
Eiffage	1,595	98
Electricite de France	213	11
Eramet (A)	1,575	438
Eutelsat Communications	22,000	561
Faiveley	176	14
France Telecom (A)	159,433	3,893
Gaz de France (A)	38,656	1,529
Gemalto*	9,510	315
Havas	94,330	253
Hermes International	1,440	194
ICADE‡	821	70
Iliad	3,461	387
Imerys	1,111	48
Ipsen	490	23
Klepierre‡	561	14
Lafarge	10,649	731
Lagardere S.C.A.	1,439	48
Legrand	6,750	143
L’Oreal	610	48
M6-Metropole Television	5,499	109
Moet Hennessy Louis Vuitton (A)	2,178	181
Natixis	185,317	381
Neopost	7,378	616
Nexans	414	23
Nexity	2,253	78

Description	Shares	Market Value ($ Thousands)

Pernod-Ricard (A)	922	$58
Peugeot	13,853	423
PPR (A)	17,208	1,456
Publicis Groupe	15,829	517
Renault	38,375	1,490
Safran (A)	4,506	59
Sanofi-Aventis	126,240	8,067
Schneider Electric (A)	5,154	386
SCOR (A)	7,835	166
SES Global	28,441	569
Societe BIC (A)	2,365	130
Societe Des Autoroutes Paris-Rhin-Rhone	1,087	67
Societe Fonciere Financiere et de Participations FFP	2,756	144
Societe Generale (A)	49,801	2,926
Societe Television Francaise 1	2,172	26
Sodexo	12,684	629
Suez Environnement (A)	41,367	754
Technip	21,353	1,060
Teleperformance	9,108	270
Thales (A)	13,329	630
Total (A)	152,022	8,781
Unibail-Rodamco‡ (A)	3,224	521
Vallourec (A)	364	46
Veolia Environnement (A)	2,856	85
Vinci (A)	21,096	1,022
Vivendi (A)	124,188	3,290
Wendel (A)	8,849	377
Zodiac Aerospace	1,789	58

		57,224

Germany — 6.1%
Adidas	4,484	165
Allianz	30,509	3,032
BASF	72,885	3,095
Bayer (A)	53,951	3,089
Bayerische Motoren Werke	8,587	311
Beiersdorf	275	14
Bilfinger Berger	3,300	164
Commerzbank (A)	45,167	358
DaimlerChrysler	19,979	736
Demag Cranes	5,737	141
Deutsche Bank (A)	29,563	2,002
Deutsche Boerse	23,349	2,048
Deutsche Lufthansa	174,177	2,415
Deutsche Post	14,915	206
Deutsche Postbank (A)	12,401	291
Deutsche Telekom	42,039	485
Douglas Holding	225	9
E.ON (A)	116,143	4,128
Fraport Frankfurt Airport Services Worldwide (A)	1,024	42
Fresenius Medical Care (A)	28,562	1,205
GAGFAH	4,128	37

102	SEI Institutional Investments Trust / Annual Report / May 31, 2009

Description	Shares	Market Value ($ Thousands)

Hannover Rueckversicherung	43,426	$1,640
HeidelbergCement (A)	4,867	176
Henkel	13,595	366
Hochtief	8,870	432
Infineon Technologies*	5,217	17
K+S	5,926	445
Lanxess	7,752	182
Linde	12,199	1,018
MAN	3,123	192
Merck KGaA	1,533	148
Metro	587	32
MTU Aero Engines Holding (A)	13,326	434
Muenchener Rueckversicherungs	19,116	2,703
Puma Rudolf Dassler Sport	75	17
Rheinmetall	1,343	56
RWE	63,055	5,256
SAP (A)	46,249	1,999
Siemens	21,100	1,544
Software	5,476	390
Solarworld	1,945	61
Suedzucker (A)	32,447	674
ThyssenKrupp	18,307	469
Tognum	12,000	184
TUI	15,747	140
United Internet	11,646	150
Volkswagen	1,555	471
Wacker Chemie	232	29

		43,198

Greece — 0.6%
Hellenic Petroleum	7,589	77
Hellenic Telecommunications Organization	4,555	74
Marfin Investment Group	39,823	211
National Bank of Greece	18,940	518
OPAP	29,145	903
Public Power	89,944	2,048

		3,831

Hong Kong — 2.6%
ASM Pacific Technology	4,000	24
Bank of East Asia	6,000	20
BOC Hong Kong Holdings	221,410	354
Cathay Pacific Airways	22,000	31
Cheung Kong Holdings	32,000	399
Cheung Kong Infrastructure Holdings	12,000	45
China Mobile	168,100	1,651
China Overseas Land & Investment	600,000	1,284
Chinese Estates Holdings	33,000	51
CLP Holdings	56,500	381
Dairy Farm International Holdings	3,300	18
Esprit Holdings	30,500	195
First Pacific	133,000	66
Genesis Energy Holdings*	1,300,000	61

Description	Shares	Market Value ($ Thousands)

Guoco Group	8,000	$69
Hang Lung Group	24,000	110
Hang Lung Properties	157,000	536
Hang Seng Bank	30,730	443
Henderson Land Development	28,900	176
Hengan International Group	58,000	265
Hong Kong & China Gas	42,000	85
Hong Kong Exchanges and Clearing	57,000	890
HongKong Electric Holdings	117,500	631
Hopewell Highway Infrastructure	51,000	29
Hopewell Holdings	28,000	86
Huabao International Holdings	830,000	754
Hutchison Telecommunications Hong Kong Holdings*	362,000	45
Hutchison Telecommunications International	396,000	81
Hutchison Whampoa	205,980	1,454
Hysan Development	38,000	88
Jardine Matheson Holdings	5,800	149
Kerry Properties	12,500	54
Kingboard Chemical Holdings	37,000	97
Kingboard Laminates Holdings (A)	1,454,500	643
Lai Sun Development*	1,739,000	31
Li & Fung	288,000	781
Link REIT‡	25,000	49
MTR	153,000	487
New World Development	77,000	147
Noble Group	356,000	396
NWS Holdings	4,000	9
Orient Overseas International	17,500	76
Pacific Century Premium Developments	145,000	33
Pico Far East Holdings	202,000	24
RCG Holdings	31,166	35
Road King Infrastructure	17,000	12
SEA Holdings	2,000	1
Shangri-La Asia	10,000	15
SIM Technology Group	222,000	25
SJM Holdings	130,000	57
Sun Hung Kai Properties	328,000	4,109
Swire Pacific, Cl A	10,500	105
Texwinca Holdings	5,000	3
VTech Holdings	6,000	32
Wharf Holdings	131,000	546
Wheelock	9,000	26
Wing On International	4,000	4
Yue Yuen Industrial Holdings	111,990	258

		18,526

India — 0.2%
HDFC Bank	32,940	1,021

Ireland — 0.2%
CRH	50,611	1,194
DCC	504	11

SEI Institutional Investments Trust / Annual Report / May 31, 2009	103

SCHEDULE OF INVESTMENTS

International Equity Fund (Continued)

May 31, 2009

Description	Shares	Market Value ($ Thousands)

Elan*	2,162	$15
Experian	57,773	428
Kerry Group, Cl A	331	8

		1,656

Israel — 0.4%
Check Point Software Technologies* (A)	16,200	378
Teva Pharmaceutical Industries ADR	47,210	2,189

		2,567

Italy — 2.7%
ACEA	22,852	296
Alleanza Assicurazioni (A)	12,761	93
Assicurazioni Generali (A)	4,581	102
Atlantia	19,444	412
Autogrill	1,572	15
Banca Carige	35,209	110
Banca Intesa	527,885	1,889
Banca Monte dei Paschi di Siena (A)	7,771	13
Banca Popolare di Milano	8,495	57
Banche Popolari Unite (A)	14,619	203
Banco Popolare Scarl	81,403	679
Benetton Group	11,971	112
Buzzi Unicem	15,838	225
Edison (A)	17,754	24
Enel	389,447	2,322
ENI	156,300	3,797
Exor	21,558	359
Fastweb*	6,208	157
Fiat (A)	23,292	250
Finmeccanica	30,679	435
Fondiaria-Sai	6,491	107
Geox (A)	82,415	653
Italcementi (A)	24,213	244
Lottomatica	918	18
Luxottica Group	5,028	105
Mediaset	39,162	231
Mediobanca	6,683	80
Mediolanum	7,662	38
Parmalat	35,276	88
Piccolo Credito Valtellinese Scarl	865	7
Pirelli	1,320,355	537
Prysmian	1,855	27
Saipem	732	19
Saras	10,730	32
Snam Rete Gas	13,815	60
Telecom Italia	2,482,128	3,308
Terna Rete Elettrica Nazionale	218,449	807
UniCredito Italiano	393,275	1,037
Unipol Gruppo Finanziario	144,000	189

		19,137

Description	Shares	Market Value ($ Thousands)

Japan — 19.1%
77 Bank	36,000	$195
Acom	710	19
Aderans Holdings	800	9
Advantest	2,300	41
Aeon	41,000	380
Aeon Mall	400	7
Aichi Bank	200	15
Aioi Insurance	19,000	90
Aisan Industry	1,200	8
Aisin Seiki	5,800	115
Ajinomoto	29,000	216
All Nippon Airways	26,000	97
Aloka	1,600	14
Alpine Electronics	10,300	94
Amada	23,000	151
AOKI Holdings	1,900	20
Aoyama Trading	3,200	54
Arakawa Chemical Industries	1,700	15
Asahi Breweries	33,600	463
Asahi Kasei	22,000	109
Asics	4,000	31
ASKUL	800	12
Astellas Pharma	112,900	3,840
Bank of Kyoto (A)	58,000	517
Bank of Nagoya	9,000	41
Bank of Yokohama	7,000	35
Belluna	2,150	8
Benesse	36,500	1,526
Best Denki	1,500	6
BML	1,200	24
Bridgestone	38,300	583
Canon	73,600	2,437
Canon Finetech	900	10
Canon Marketing Japan	17,000	233
Capcom	22,400	437
Casio Computer	3,800	34
Cawachi	3,700	69
Central Japan Railway	313	1,997
Chiba Bank	20,000	121
Chiba Kogyo Bank*	2,700	28
Chubu Electric Power	17,400	388
Chuetsu Pulp & Paper	8,000	22
Chugai Pharmaceutical	26,700	487
Chugoku Bank	14,000	189
Chugoku Electric Power	2,100	43
Chuo Denki Kogyo	8,000	58
Circle K Sunkus (A)	4,300	61
Citizen Holdings	11,100	56
Coca-Cola Central Japan	2,200	30
Cocokara Fine Holdings	2,500	35
Cosmo Oil	131,000	477
Create SD Holdings	800	14
Credit Saison	27,400	368

104	SEI Institutional Investments Trust / Annual Report / May 31, 2009

Description	Shares	Market Value ($ Thousands)

Culture Convenience Club	6,400	$53
Dai Nippon Printing	40,000	514
Daicel Chemical Industries	4,000	22
Daihatsu Motor	45,000	434
Daiichi Sankyo	66,900	1,258
Daiichikosho	8,900	88
Daikin Industries	700	22
Daimei Telecom Engineering	3,000	27
Dainippon Ink and Chemicals	22,000	35
Dainippon Sumitomo Pharma	36,300	297
Daito Trust Construction	500	23
Daiwa House Industry	12,000	114
Daiwa Securities Group	78,000	487
DCM Japan Holdings	2,300	13
Dena	85	291
Denso (A)	33,500	795
Dentsu (A)	8,400	160
Dydo Drinco	1,400	37
eAccess	36	29
East Japan Railway	47,400	2,825
Ebara	100,000	307
Eisai	9,700	333
Electric Power Development	8,500	242
FamilyMart	14,600	426
Fanuc	13,300	1,072
Fast Retailing	11,900	1,408
Fuji Heavy Industries	32,000	126
Fuji Machine Manufacturing	1,300	17
Fuji Media Holdings	235	308
FUJIFILM Holdings	18,700	540
Fujishoji	19	20
Fujitec	3,000	14
Fujitsu	190,000	983
Fukuda Denshi	900	20
Fukuoka Financial Group	112,345	495
Furukawa Electric	20,000	73
Furuno Electric	1,700	9
Futaba	6,800	134
Fuyo General Lease	1,500	31
Godo Steel	22,000	70
Gunma Bank	12,000	64
Gunze	4,000	14
Hachijuni Bank	24,000	137
Hakuhodo DY Holdings	2,280	117
Hankyu Hanshin Holdings	49,000	240
Heiwa	5,400	62
Heiwado	2,400	29
HI-LEX	200	1
Hino Motors	8,000	24
Hirose Electric	1,200	134
Hiroshima Bank	23,000	91
Hisamitsu Pharmaceutical	11,600	376
Hitachi	200,000	664
Hitachi Cable	23,000	75

Description	Shares	Market Value ($ Thousands)

Hitachi Chemical	6,900	$106
Hitachi High-Technologies	1,800	28
Hitachi Software Engineering	7,200	113
Hokuetsu Bank	14,000	27
Hokuhoku Financial Group	15,000	32
Hokuriku Electric Power	11,800	274
Honda Motor	100,000	2,896
Hoshizaki Electric	4,400	49
Hosiden	3,400	46
Hoya	5,900	122
Hyakugo Bank	14,000	70
Ibiden	27,300	782
Idemitsu Kosan	1,300	108
IHI	14,000	25
Inabata	19,200	64
Inpex Holdings	25	203
Isetan Mitsukoshi Holdings	1,900	17
Isuzu Motors	17,000	29
Ito En	1,400	19
Itochu	148,000	1,076
Itochu Enex	13,200	84
Itoham Foods	2,000	7
Iyo Bank	11,000	117
J Front Retailing	46,000	189
Jafco	2,400	74
Japan Airlines* (A)	1,073,000	2,084
Japan Petroleum Exploration	700	36
Japan Prime Realty Investment, Cl A‡	16	32
Japan Real Estate Investment, Cl A‡	5	39
Japan Retail Fund Investment, Cl A‡	15	69
Japan Steel Works	71,890	937
Japan Tobacco	500	1,439
JBCC Holdings	3,700	25
JFE Holdings	19,800	663
JFE Shoji Holdings	14,000	51
JGC	7,000	116
Joyo Bank	31,000	153
JS Group	3,100	45
JSR	900	13
JTEKT	1,700	15
Jupiter Telecommunications	363	266
Kajima	51,000	158
Kakaku.com	14	52
Kamigumi	24,000	185
Kaneka	47,000	328
Kansai Electric Power	28,500	621
Kansai Paint	5,000	31
Kanto Auto Works	900	8
Kanto Natural Gas Development	4,000	25
Kao	6,000	132
Kasumi	3,000	13
Kawasaki Heavy Industries	26,000	58
Kawasaki Kisen Kaisha	1,000	5
Kawasumi Laboratories	1,000	6

SEI Institutional Investments Trust / Annual Report / May 31, 2009	105

SCHEDULE OF INVESTMENTS

International Equity Fund (Continued)

May 31, 2009

Description	Shares	Market Value ($ Thousands)

KDDI	297	$1,556
Keihin Electric Express Railway	6,000	46
Keio	39,000	232
Keisei Electric Railway	23,000	121
Keyence	600	125
Kikkoman	4,000	40
Kinden	30,000	247
Kintetsu	25,000	112
Kirin Holdings	52,000	655
Kissei Pharmaceutical	4,000	91
Kobayashi Pharmaceutical	6,300	226
Kohnan Shoji	1,300	12
Konica Minolta Holdings	207,000	2,140
Kose	3,100	65
Kubota	75,000	552
Kuraray	11,500	115
Kurita Water Industries	600	17
Kyocera	11,300	888
Kyoei Steel (A)	3,500	95
Kyorin	16,000	235
Kyowa Hakko Kogyo	7,000	73
Kyudenko	5,000	31
Kyushu Electric Power	11,300	238
Leopalace21	29,700	262
Mabuchi Motor	1,100	55
Makita	2,200	49
Mandom	1,100	25
Marubeni	232,000	1,052
Marui Group	22,500	133
Matsui Securities	5,800	47
Mazda Motor	101,000	261
Mediceo Paltac Holdings	22,900	269
MEIJI Holdings*	3,100	104
Mie Bank	4,000	13
Mikuni Coca-Cola Bottling	2,100	17
Millea Holdings	31,000	908
Minebea	12,000	49
Ministop	3,000	47
Miraca Holdings	16,700	378
Mitsubishi	124,300	2,364
Mitsubishi Chemical Holdings	61,000	283
Mitsubishi Electric	1,000	6
Mitsubishi Estate	48,000	793
Mitsubishi Gas Chemical	56,000	318
Mitsubishi Heavy Industries	9,000	32
Mitsubishi Logistics	8,000	84
Mitsubishi Materials	44,000	147
Mitsubishi Motors* (A)	141,000	225
Mitsubishi Rayon	8,000	22
Mitsubishi Steel Manufacturing	17,000	41
Mitsubishi UFJ Financial Group	787,400	4,987
Mitsubishi UFJ Lease & Finance	670	18
Mitsui	39,400	504
Mitsui Chemicals	52,000	181

Description	Shares	Market Value ($ Thousands)

Mitsui Engineering & Shipbuilding	9,000	$22
Mitsui Fudosan	32,000	536
Mitsui High-Tec	2,700	22
Mitsui Mining & Smelting	36,000	85
Mitsui OSK Lines	97,000	690
Mitsui Sugar	10,000	29
Mitsui Sumitomo Insurance Group Holdings	47,700	1,407
Mitsui Trust Holdings	113,000	417
Mitsumi Electric	5,100	98
Mizuho Financial Group (A)	297,400	714
Mizuno	5,000	23
Morinaga Milk Industry	14,000	48
Murata Manufacturing	6,500	275
N E Chemcat	1,000	10
Nafco	1,000	14
Nagase	8,000	76
Namco Bandai Holdings	1,700	18
NEC	593,000	2,320
NEC Networks & System Integration	5,100	56
NET One Systems	149	237
NGK Insulators	7,000	124
NGK Spark Plug	4,000	35
NHK Spring	38,000	216
Nichii Gakkan	1,900	16
Nidec	800	46
Nintendo	12,500	3,367
Nippon Building Fund, Cl A‡	43	380
Nippon Densetsu Kogyo	8,000	78
Nippon Electric Glass	91,000	869
Nippon Express	13,000	55
Nippon Flour Mills	14,000	61
Nippon Konpo Unyu Soko	1,000	10
Nippon Meat Packers	7,000	84
Nippon Mining Holdings	157,000	893
Nippon Oil	153,000	933
Nippon Paper Group	3,100	88
Nippon Seiki	4,000	40
Nippon Sheet Glass	71,000	203
Nippon Shinyaku	2,000	23
Nippon Steel	19,000	73
Nippon Telegraph & Telephone	128,200	5,326
Nippon Yusen	47,000	225
Nipro	4,000	75
Nishi-Nippon City Bank	42,000	98
Nissan Chemical Industries	11,000	116
Nissan Motor	336,300	2,025
Nissan Shatai	7,000	52
Nisshin Seifun Group	13,500	153
Nisshin Steel	60,000	136
Nisshinbo Holdings	20,000	207
Nissin Food Products	800	25
Nissin Healthcare Food Service	2,300	26
Nitori	8,556	518
Nitto Denko	1,400	39

106	SEI Institutional Investments Trust / Annual Report / May 31, 2009

Description	Shares	Market Value ($ Thousands)

NOK	5,200	$67
Nomura Holdings	119,800	899
Nomura Real Estate Holdings	3,200	58
Nomura Real Estate Office Fund, Cl A‡	10	59
Nomura Research Institute	2,300	42
Noritsu Koki	2,900	24
NSK	4,000	19
NTT Data	9	27
NTT DoCoMo	946	1,414
NTT Urban Development	51	48
Obayashi	9,000	41
Odakyu Electric Railway, Cl B	15,000	129
Ohsho Food Service	1,600	27
OJI Paper	9,000	42
Okinawa Cellular Telephone	12	21
Okinawa Electric Power	400	21
Olympus	2,600	51
Omron	15,700	238
Ono Pharmaceutical	1,400	63
Onward Holdings	9,000	56
Oracle Japan	3,100	111
Oriental Land	1,200	79
Osaka Gas	165,000	524
Osaka Steel	3,200	57
Panasonic	83,400	1,196
Panasonic Electric Works	12,000	99
Raito Kogyo	11,600	27
Rakuten (A)	2,756	1,507
Resona Holdings (A)	27,000	405
Ricoh	54,000	739
Rohm	10,400	677
Roland	2,700	30
Ryoden Trading	7,000	35
Sakai Chemical Industry	9,000	33
San-In Godo Bank	2,000	17
Sanki Engineering	3,000	22
Sankyo	33,300	1,766
Sankyu	10,000	35
Sanshin Electronics	8,000	58
Santen Pharmaceutical	9,200	279
Sanyo Electric*	20,000	50
Sapporo Hokuyo Holdings	25,600	76
Sapporo Holdings	5,000	23
Sawai Pharmaceutical	700	37
Sazaby League	800	10
SBI Holdings	123	20
Secom	1,600	67
Sega Sammy Holdings	1,700	19
Seiko Epson	26,400	388
Seino Holdings	37,000	246
Sekisui Chemical	27,000	166
Sekisui House	22,000	213
Seven & I Holdings	82,700	2,006
Seven Bank	90	234

Description	Shares	Market Value ($ Thousands)

Sharp	15,000	$169
Shikoku Electric Power	1,500	43
Shimamura	300	23
Shimano	5,500	200
Shimizu	21,000	95
Shin-Etsu Chemical	8,500	443
Shinko Securities	26,000	76
Shinmaywa Industries	9,000	30
Shinsei Bank	194,000	267
Shionogi	38,000	748
Shizuoka Bank	21,000	203
Showa Denko	18,000	27
Showa Shell Sekiyu	22,600	222
SKY Perfect JSAT Holdings	492	194
SMC	1,300	138
Snow Brand Milk Products	7,500	22
Softbank	32,900	598
Sompo Japan Insurance	6,000	44
Sony	43,400	1,134
Sony Financial Holdings	15	44
SRI Sports	6	5
Stanley Electric	2,500	40
Sumco	2,700	42
Sumikin Bussan	9,000	23
Sumitomo	113,800	1,141
Sumitomo Chemical	5,000	22
Sumitomo Electric Industries	10,800	123
Sumitomo Heavy Industries	9,000	38
Sumitomo Metal Industries	40,000	108
Sumitomo Metal Mining	8,000	114
Sumitomo Mitsui Financial Group (A)	77,900	3,012
Sumitomo Realty & Development	4,000	61
Sumitomo Rubber Industries	2,100	14
Sumitomo Trust & Banking	141,000	670
Suruga Bank	57,273	537
Suzuken	6,900	178
Suzuki Motor	33,300	739
T&D Holdings	6,750	191
Taiheiyo Cement	199,000	363
Taisei	38,000	94
Taisho Pharmaceutical	14,000	267
Taiyo Nippon Sanso	17,000	146
Takashimaya	25,000	157
Takeda Pharmaceutical	36,300	1,441
Takefuji (A)	28,880	167
Takeuchi Manufacturing	700	6
Tanabe Seiyaku	23,000	254
TDK	8,800	393
Teijin	71,000	195
Temp Holdings	1,700	12
Terumo	1,400	59
THK	3,900	58
TKC	1,100	21
Tobu Railway	22,000	120

SEI Institutional Investments Trust / Annual Report / May 31, 2009	107

SCHEDULE OF INVESTMENTS

International Equity Fund (Continued)

May 31, 2009

Description	Shares	Market Value ($ Thousands)

Toda	5,000	$21
Toho	2,500	34
Tohokushinsha Film	1,900	13
Tokuyama	9,000	64
Tokyo Broadcasting System HD	8,200	116
Tokyo Electric Power	2,600	65
Tokyo Electron	1,500	69
Tokyo Energy & Systems	3,000	26
Tokyo Gas	42,000	154
Tokyo Steel Manufacturing	58,898	691
Tokyo Style	2,000	15
Tokyo Tekko	11,000	43
Tokyu	6,000	27
Tokyu Land	31,000	130
TonenGeneral Sekiyu	12,000	126
Toppan Forms	100	1
Toppan Printing	35,000	316
Topre	400	3
Topy Industries	1,000	2
Toray Industries	13,000	64
Toshiba TEC	34,000	138
Tosoh	18,000	56
TOTO	14,000	82
Towa Pharmaceutical	800	35
Toyo Engineering	10,000	36
Toyo Kohan	5,000	23
Toyo Seikan Kaisha	9,600	179
Toyo Suisan Kaisha	70,000	1,538
Toyoda Gosei	3,800	83
Toyota Auto Body	400	6
Toyota Industries	24,100	621
Toyota Motor	121,700	4,844
Toyota Tsusho	3,200	44
Trend Micro	3,500	116
TV Asahi	42	62
Ube Industries	19,000	45
Unicharm	400	28
Unipres	1,000	10
UNY	21,000	165
Ushio	2,700	40
USS	150	9
Valor	1,600	12
West Japan Railway	94	308
Yahoo! Japan	1,989	533
Yamaguchi Financial Group	21,000	260
Yamaha Motor	29,000	328
Yamato Holdings	4,000	50
Yamato Kogyo	9,800	266
Yamazaki Baking	38,000	390
Yaoko	800	23
Yodogawa Steel Works	13,000	68
Yurtec	4,000	20

		134,495

Description	Shares	Market Value ($ Thousands)

Mauritius — 0.1%
Golden Agri-Resources (SGD)	1,180,400	$351

Netherlands — 4.8%
Aegon	95,186	597
Akzo Nobel	6,900	323
ArcelorMittal (A)	81,793	2,729
ASML Holding	26,366	545
Boskalis Westminster	782	19
Corio‡	2,539	125
European Aeronautic Defense and Space (A)	196,757	3,219
Heineken	1,094	39
Heineken Holding	10,398	316
Imtech	539	11
ING Groep	89,131	948
James Hardie Industries	30,739	107
Koninklijke Ahold	341,187	4,163
Koninklijke DSM (A)	35,358	1,239
Koninklijke Philips Electronics	3,549	67
Koninklijke Vopak*	9,468	474
Nutreco Holding	1,826	76
QIAGEN*	2,623	47
Randstad Holding	14,212	439
Reed Elsevier	10,886	132
Royal Dutch Shell, Cl A	165,327	4,479
Royal Dutch Shell, Cl B	167,854	4,569
Royal Dutch Shell, Cl A (GBP)	108,753	2,935
Royal KPN	127,080	1,674
SBM Offshore	1,825	31
TNT	29,066	575
Unilever	165,210	3,977
Wolters Kluwer	2,755	53

		33,908

New Zealand — 0.1%
Air New Zealand	40,400	28
Contact Energy	12,624	47
Fisher & Paykel Healthcare	22,215	41
Fletcher Building	29,152	122
Telecom of New Zealand	367,766	592
Vector	42,446	55

		885

Norway — 0.6%
Aker Kvaerner	3,000	26
DnB	188,547	1,581
Fred Olsen Energy	500	18
Frontline	1,150	28
Norsk Hydro	4,000	22
Orkla	9,800	81
Petroleum Geo-Services*	16,400	107
Renewable Energy*	2,600	29
Seadrill	5,000	74

108	SEI Institutional Investments Trust / Annual Report / May 31, 2009

Description	Shares	Market Value ($ Thousands)

Statoil (A)	28,754	$609
Telenor	49,802	422
Yara International	40,989	1,363

		4,360

Papua New Guinea — 0.1%
Lihir Gold*	383,314	995

Portugal — 0.3%
Banco Comercial Portugues, Cl R	55,859	60
Banco Espirito Santo	54,641	312
Cimpor Cimentos de Portugal*	12,245	84
Energias de Portugal (A)	268,139	1,081
Galp Energia SGPS, Cl B	2,531	40
Jeronimo Martins	795	5
Portugal Telecom	60,778	547
REN - Redes Energeticas Nacionais	13,117	55

		2,184

Singapore — 1.1%
ComfortDelgro	184,000	165
DBS Group Holdings	149,000	1,223
Fraser and Neave	56,000	155
Jardine Cycle & Carriage	15,000	171
Keppel	46,000	231
Oversea-Chinese Banking	222,000	1,121
SembCorp Industries	56,000	122
SembCorp Marine	14,000	30
SIA Engineering	22,000	40
Singapore Airlines	9,600	83
Singapore Exchange	30,000	154
Singapore Technologies Engineering	149,000	241
Singapore Telecommunications (A)	353,000	739
United Industrial	6,000	7
United Overseas Bank	69,000	684
UOB-Kay Hian Holdings	33,000	31
UOL Group	29,000	67
Venture	2,000	10
Wheelock Properties	23,370	27
Wilmar International (A)	646,000	2,220

		7,521

South Africa — 0.1%
Impala Platinum Holdings	24,730	598

Spain — 3.3%
Abertis Infraestructuras	7,429	141
Acerinox (A)	6,071	110
ACS Actividades Construcciones y Servicios (A)	18,634	975
Banco Bilbao Vizcaya Argentaria (A)	142,153	1,734
Banco de Sabadell	32,433	208

Description	Shares	Market Value ($ Thousands)

Banco de Valencia	7,992	$78
Banco Popular Espanol (A)	14,583	130
Banco Santander Central Hispano	501,691	5,337
Bankinter (A)	16,919	210
Ebro Puleva	10,166	160
EDP Renovaveis*	6,268	67
Enagas	12,043	224
Financiera Alba	4,609	217
Fomento de Construcciones y Contratas	653	26
Gas Natural	28,654	519
Gestevision Telecinco	2,056	20
Grifols	17,042	309
Grupo Catalana Occidente	1,000	16
Iberdrola	154,788	1,331
Inditex	5,035	228
Indra Sistemas*	8,794	201
Mapfre	65,895	230
Red Electrica	5,898	277
Repsol	121,214	2,733
Sacyr Vallehermoso	12,985	213
Telefonica (A)	333,190	7,227
Zardoya Otis	9,802	220

		23,141

Sweden — 1.6%
Alfa Laval (A)	12,654	121
Assa Abloy, Cl B	10,180	135
Atlas Copco, Cl B	4,311	39
Atlas Copco, Cl A (A)	27,954	283
Axis Communications	1,765	17
Bilia, Cl A	3,038	19
Boliden	32,098	251
Electrolux, Cl B	13,248	168
Elekta, Cl B (A)	5,369	75
Eniro (A)	16,032	21
Getinge, Cl B	2,961	40
Hennes & Mauritz, Cl B (A)	18,869	902
Holmen, Cl B	3,939	98
Husqvarna, Cl B	12,470	73
Investor, Cl B	41,347	647
Lundin Petroleum*	93,768	837
Meda, Cl A	17,222	126
Millicom International Cellular*	538	33
Nordea Bank	69,291	556
Scania, Cl B	8,037	82
Securitas, Cl B (A)	40,030	342
Skandinaviska Enskilda Banken, Cl A (A)	64,669	285
Skanska, Cl B	9,008	100
SKF, Cl B	5,990	71
SSAB, Cl A	1,431	19
Svenska Cellulosa, Cl A	1,904	22
Svenska Cellulosa, Cl B	122,610	1,420
Svenska Handelsbanken, Cl A (A)	17,782	347

SEI Institutional Investments Trust / Annual Report / May 31, 2009	109

SCHEDULE OF INVESTMENTS

International Equity Fund (Continued)

May 31, 2009

Description	Shares	Market Value ($ Thousands)

Swedbank	15,775	$94
Swedish Match (A)	79,203	1,274
Tele2, Cl B	16,800	169
Telefonaktiebolaget LM Ericsson, Cl B (A)	257,662	2,383
TeliaSonera (A)	82,853	427
Trelleborg, Cl B (A)	2,072	7
Volvo, Cl A	6,176	39
Volvo, Cl B	3,220	21

		11,543

Switzerland — 7.3%
ABB	129,355	2,141
ACE	30,853	1,357
Actelion*	9,237	479
Adecco	3,419	150
Baloise Holding	13,414	1,070
Banque Cantonale Vaudoise	673	259
BKW FMB Energie	52	4
Clariant	24,000	142
Compagnie Financiere Richemont	679	15
Credit Suisse Group	76,481	3,437
Elektrizitaets-Gesellschaft Laufenburg	25	24
Geberit	1,005	124
Givaudan	150	99
Helvetia Holding	770	210
Holcim*	6,457	342
Jelmoli Holding*	103	38
Kuehne + Nagel International	4,258	334
Lindt & Spruengli	126	229
Lonza Group	1,367	142
Nestle	315,599	11,507
Nobel Biocare Holding	932	22
Novartis	204,165	8,180
Pargesa Holding	893	61
Paris RE Holdings	5,693	111
Roche Holding	29,416	4,033
Schindler Holding	1,449	87
SGS	133	167
Sonova Holding	654	49
STMicroelectronics	4,240	32
Straumann Holding	98	18
Sulzer	3,387	228
Swatch Group	11,411	397
Swiss Life Holding	780	66
Swiss Reinsurance	11,545	377
Swisscom	5,455	1,619
Syngenta	14,489	3,538
Synthes	2,401	247
Transocean*	4,176	332
UBS	168,422	2,542
Valora Holding	166	33
Vontobel Holding	407	10
Xstrata	214,169	2,397

Description	Shares	Market Value ($ Thousands)

Zurich Financial Services	23,975	$4,493

		51,142

Taiwan — 0.6%
Chunghwa Telecom	540,726	1,033
HON HAI Precision Industry GDR	132,674	939
Taiwan Semiconductor Manufacturing	523,000	968
United Microelectronics ADR (A)	411,300	1,316

		4,256

United Kingdom — 16.7%
3i Group	18,790	74
Admiral Group	5,855	82
Aggreko	26,451	251
Amec	100,787	1,107
Amlin	46,838	266
Anglo American	26,011	750
Antofagasta	235,442	2,418
Arriva	1,433	10
Associated British Foods	5,829	69
AstraZeneca	181,311	7,547
Autonomy*	91,923	2,296
Aviva	156,971	850
Babcock International Group	51,290	385
BAE Systems	1,025,352	5,694
Balfour Beatty	141,929	784
Barclays	551,273	2,673
Beazley Group	9,214	15
Berkeley Group Holdings*	17,550	253
BG Group	209,472	3,840
BHP Billiton	188,464	4,507
BP	1,112,931	9,178
British American Tobacco	191,305	5,231
British Land‡	7,070	45
British Sky Broadcasting Group	18,823	135
BT Group, Cl A	1,087,819	1,537
Bunzl	10,255	85
Burberry Group	2,859	18
Cable & Wireless	330,017	720
Cadbury	160,076	1,395
Cairn Energy*	2,951	120
Cape*	36,691	91
Capita Group	13,767	160
Carillion	10,674	46
Carnival	24,775	643
Carphone Warehouse Group	13,088	36
Catlin Group	62,295	357
Centrica	704,112	2,805
Charter International	7,353	63
Chemring Group	669	22
Close Brothers Group	1,761	19
Cobham	171,135	494
Compass Group	372,065	2,159
De La Rue	4,290	58

110	SEI Institutional Investments Trust / Annual Report / May 31, 2009

Description	Shares	Market Value ($ Thousands)

Derwent London‡	11,294	$154
Diageo	104,219	1,424
Drax Group	16,174	128
DS Smith	37,674	45
Eurasian Natural Resources	88,419	936
Firstgroup	32,518	195
Friends Provident	71,162	77
GlaxoSmithKline	218,631	3,689
Group 4 Securicor	202,065	691
Hays	629,615	840
Healthcare Locums	18,106	53
Home Retail Group	217,030	817
HSBC Holdings	984,709	8,899
ICAP	25,046	160
IMI	9,431	53
Imperial Tobacco Group	63,477	1,648
Informa	24,013	94
Inmarsat	46,778	390
Intercontinental Hotels Group	10,244	109
International Power	25,167	112
Intertek Group	21,459	365
Invensys*	70,062	265
Investec	68,417	383
J Sainsbury	2,861	14
Johnson Matthey	3,237	64
Kazakhmys	15,279	172
Kingfisher	458,236	1,319
Ladbrokes	6,676	22
Legal & General Group	520,626	511
Lloyds Banking Group	19,356	21
LogicaCMG	150,960	180
London Stock Exchange Group	4,616	52
Lonmin	682	16
Man Group	13,207	52
Marks & Spencer Group	17,106	79
Meggitt	70,229	181
National Express Group	8,095	43
National Grid	160,029	1,548
Next	12,044	285
Old Mutual	842,956	1,010
Pace*	15,684	51
Pearson	32,961	350
Persimmon	31,757	188
Petrofac	43,860	470
Prudential	55,564	386
QinetiQ	26,048	62
Reckitt Benckiser Group	50,631	2,200
Reed Elsevier	54,442	441
Rexam	204,870	1,034
Rio Tinto	48,843	2,220
Rolls-Royce Group	25,576	136
Royal & Sun Alliance Insurance Group	428,515	875
Royal Bank of Scotland Group	79,053	49
SABMiller	26,267	541

Description	Shares/Face Amount ($ Thousands)	Market Value ($ Thousands)

Sage Group	360,083	$1,111
Schroders	9,143	128
Scottish & Southern Energy	2,766	52
Serco Group	86,408	564
Severn Trent	2,681	49
Shire	42,482	588
Smith & Nephew	3,548	26
Smiths Group	33,175	389
Spectris	5,133	41
Standard Chartered	240,020	4,898
Tate & Lyle	90,886	439
Tesco	208,094	1,234
Thomas Cook Group	19,594	71
Thomson Reuters	8,258	227
Tomkins	60,602	139
TUI Travel	16,746	67
Tullett Prebon	62,509	301
Tullow Oil	44,026	711
Unilever (A)	29,334	691
United Business Media	10,043	71
United Utilities Group	16,913	147
Vedanta Resources	2,933	76
Vodafone Group	4,184,506	7,854
Whitbread	1,008	14
WM Morrison Supermarkets	137,183	540
Wolseley	1,600	27
WPP	204,825	1,527

		117,369

United States — 0.2%
Buckle	1,600	57
Community Bank System	1,200	19
Eastman Chemical	1,500	62
PEP Boys-Manny Moe & Jack	15,200	107
Rayonier‡	18,200	728
Temple-Inland	7,185	92
Ventas‡	2,800	85
Whirlpool (A)	4,500	190

		1,340

Total Common Stock (Cost $611,310) ($ Thousands)		630,923

MORTGAGE-BACKED SECURITIES — 2.0%

Agency Mortgage-Backed Obligations — 0.9%
FHLMC CMO STRIPS, Ser 232, Cl IO, IO
5.000%, 08/01/35	$1,146	196
FNMA TBA
6.500%, 06/01/37	2,300	2,450
6.000%, 06/17/19 to 06/01/37	3,500	3,671

		6,317

SEI Institutional Investments Trust / Annual Report / May 31, 2009	111

SCHEDULE OF INVESTMENTS

International Equity Fund (Continued)

May 31, 2009

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Non-Agency Mortgage-Backed Obligations — 1.1%
Banc of America Funding, Ser 2006-A, Cl 2A2
5.175%, 02/20/36 (C)	$125	$12
Banc of America Mortgage Securities, Ser 2004-10, Cl 2A1
5.000%, 12/25/19	457	427
Countrywide Alternative Loan Trust, Ser 2004-33, Cl 1A1
4.979%, 12/25/34 (C)	189	128
Countrywide Home Loan Mortgage Pass Through Trust, Ser 2006-HYB1, Cl 1A1
5.315%, 03/20/36 (C)	431	209
Countrywide Home Loan Mortgage Pass Through Trust, Ser 2006-HYB2, Cl 1A1
5.295%, 04/20/36 (C)	1,111	563
Countrywide Home Loan Mortgage Pass-Through Trust, Ser 2004-22, Cl A1
5.080%, 11/25/34 (C)	418	318
Deutsche ALT-A Securities Alternate Loan Trust, Ser 2006- AB3, Cl A1
6.250%, 06/30/36 (C)	506	348
DSLA Mortgage Loan Trust, Ser 2004-AR4, Cl B1
0.928%, 01/19/45 (C)	261	16
First Horizon Asset Securities, Ser 2006-AR3, Cl 1A1
5.648%, 11/25/36 (C)	569	416
GMAC Commercial Mortgage Securities, Ser 2004-C2, Cl A2
4.760%, 08/10/38	240	237
Indymac Index Mortgage Loan Trust, Ser 2004-AR6, Cl 1A
4.933%, 10/25/34 (C)	71	45
LB-UBS Commercial Mortgage Trust, Ser 2003-C7, Cl A2
4.064%, 09/15/27 (C)	525	521
LB-UBS Commercial Mortgage Trust, Ser 2001-WM, Cl A2
6.530%, 07/14/16 (D)	200	207
Master Adjustable Rate Mortgages Trust, Ser 2004-6, Cl 2A1
4.360%, 07/25/34 (C)	484	358
Master Adjustable Rate Mortgages Trust, Ser 2005-2, Cl 3A1
4.788%, 03/25/35 (C)	371	189
Merrill Lynch Mortgage Trust, Ser 2006-1, Cl 1A
4.941%, 02/25/36 (C)	927	452
Morgan Stanley Capital I, Ser 2005-HQ5, Cl A2
4.809%, 01/14/42	343	346

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Nomura Asset Acceptance, Ser 2004-R1, Cl A1
6.500%, 03/25/34 (D)	$269	$241
Nomura Asset Acceptance, Ser 2004-R2, Cl A1
6.500%, 10/25/34 (C) (D)	310	259
Nomura Asset Acceptance, Ser 2007-1, Cl 1A1A
5.995%, 03/25/47 (H)	718	496
Residential Accredit Loans, Ser 2005-QA3, Cl NB2
5.212%, 03/25/35 (C)	1,103	539
Residential Accredit Loans, Ser 2006-QO1, Cl 2A3
0.709%, 02/25/46 (C)	237	25
Residential Asset Securitization Trust, Ser 2004-IP2, Cl 3A1
5.022%, 12/25/34 (C)	950	724
Salomon Brothers Mortgage Securities VII, Ser 2000-C1, Cl A2
7.520%, 07/18/09 (C)	252	254
Wells Fargo Mortgage Backed Securities Trust, Ser 2004-I, Cl B1
4.618%, 07/25/34 (C)	54	26

		7,356

Total Mortgage-Backed Securities (Cost $17,344) ($ Thousands)		13,673

ASSET-BACKED SECURITIES — 0.8%

Automotive — 0.1%
Honda Auto Receivables Owner Trust, Ser 2009-2, Cl A2
2.220%, 08/15/11	250	251
USAA Auto Owner Trust, Ser 2009-1, Cl A2
2.640%, 08/15/11	600	605

		856

Credit Cards — 0.1%
American Express Credit Account Master Trust, Ser 2003-3, Cl A
1.670%, 05/15/12 (C)	250	250
Bank of America Credit Card Trust, Ser 2006-A6, Cl A6
0.374%, 11/15/13 (C)	200	195
Chase Issuance Trust, Ser 2007-A10
0.384%, 06/16/14 (C)	200	193
MBNA Credit Card Master Note Trust, Ser 2003-A4, Cl A4
0.564%, 09/17/12 (C)	960	954

		1,592

112	SEI Institutional Investments Trust / Annual Report / May 31, 2009

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Mortgage Related Securities — 0.6%
ACE Securities, Ser 2003-NC1, Cl M
1.479%, 07/25/33 (C)	$600	$329
ACE Securities, Ser 2003-OP1, Cl M1
1.009%, 12/25/33 (C)	250	118
Ameriquest Mortgage Securities, Ser 2003-2, Cl M1
1.659%, 03/25/33 (C)	306	158
Argent Securities, Ser 2003-W5, Cl M1
1.009%, 10/25/33 (C)	250	134
Argent Securities, Ser 2003-W9, Cl M1
0.999%, 03/25/34 (C)	343	207
Asset-Backed Securities Home Equity, Ser 2003-HE5, Cl M1
1.469%, 09/15/33 (C)	433	255
Citicorp Residential Mortgage Securities, Ser 2006-2, Cl A4
5.775%, 09/25/36 (H)	400	333
CNH Equipment Trust, Cl A2
2.400%, 05/16/11	370	371
Countrywide Asset-Backed Certificates, Ser 2003-5, Cl MV2
1.909%, 01/25/34 (C)	220	98
Home Equity Asset NIM Trust, Ser 2003-4, Cl M2
2.709%, 10/25/33 (C)	190	119
Merrill Lynch Mortgage Investors, Ser 2003-HE1, Cl M2
1.959%, 07/25/34 (C)	39	10
Morgan Stanley ABS Capital I, Ser 2003-NC10, Cl M1
1.329%, 10/25/33 (C)	527	319
Option One Mortgage Loan Trust, Ser 2003-5, Cl M1
0.959%, 08/25/33 (C)	95	46
Residential Asset Mortgage Products, Ser 2003-RS11, Cl MII1
1.404%, 12/25/33 (C)	54	19
Resmae Mortgage Loan Trust, Ser 2006-1, Cl A2B
0.459%, 02/25/36 (C) (D)	1,400	627
Structured Asset Investment Loan Trust, Ser 2003-BC4, Cl M2
3.309%, 06/25/33 (C)	119	60
Terwin Mortgage Trust, Ser 2006- 6, Cl 2A1
4.500%, 06/25/36	215	37

		3,240

Total Asset-Backed Securities (Cost $8,201) ($ Thousands)		5,688

Description	Shares/ Face Amount ($ Thousands)	Market Value ($ Thousands)

PREFERRED STOCK — 0.6%

Brazil — 0.4%
Banco Bradesco	69,200	$1,049
Petroleo Brasileiro	79,300	1,385

		2,434

France — 0.0%
Bureau Veritas	2,697	133

Germany — 0.2%
Draegerwerk	1,189	34
Fresenius	129	8
Henkel	1,298	40
Porsche Automobil Holding	11,419	701
RWE	3,356	244
Volkswagen (A)	4,387	314

		1,341

Italy — 0.0%
Exor	11,716	115

Total Preferred Stock (Cost $4,392) ($ Thousands)		4,023

CORPORATE OBLIGATIONS — 0.0%

United States — 0.0%
Discover Financial Services
6.450%, 06/12/17 (D)	$100	81
Shinsei Finance Cayman
6.418%, 01/29/49 (C) (D)	490	152

Total Corporate Obligations (Cost $590) ($ Thousands)		233

	Number of Rights

RIGHTS — 0.0%

Australia — 0.0%
Billabong, Expires 06/23/09*	2,108	—
Bluescope Steel, Expires 06/08/09*	88,977	59
General Property Trust, Expires 06/18/09*	39,545	5
Pacific Brands, Expires 06/16/09*	130,953	19
Santos, Expires 06/18/09*	4,096	11
SP Ausnet, Expires 06/19/09*	18,992	—

		94

Belgium — 0.0%
Fortis, Expires 07/01/14* (A) (E)	135,417	—

SEI Institutional Investments Trust / Annual Report / May 31, 2009	113

SCHEDULE OF INVESTMENTS

International Equity Fund (Continued)

May 31, 2009

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

	Number of Rights

France — 0.0%
Casino Guichard Perrachon, Expires 01/13/10* (A)	2,997	$—

Spain — 0.0%
Bankinter SA, Expires 06/04/09* (A)	16,919	13

Sweden — 0.0%
Eniro AB, Expires 06/18/09*	48,096	31

United Kingdom — 0.0%
Lloyds Banking Group, Expires 06/08/09*	12,025	5

Total Rights (Cost $77) ($ Thousands)		143

	Number of Warrants

WARRANT — 0.0%

Italy — 0.0%
Unione di Banche Italiane SCPA, Expires 06/30/11* (A)	14,619	—

Total Warrant (Cost $0) ($ Thousands)		—

U.S. TREASURY OBLIGATIONS (B) (F) — 0.9%
U.S. Treasury Bills
0.231%, 06/11/09	$4,075	4,075
0.090%, 06/18/09	200	200
0.130%, 06/25/09	1,000	1,000
0.141%, 08/20/09	1,050	1,050

Total U.S. Treasury Obligations (Cost $6,325) ($ Thousands)		6,325

Description	Shares/Face Amount ($ Thousands)		Market Value ($ Thousands)

CASH EQUIVALENT — 1.4%

United States — 1.4%
SEI Daily Income Trust, Prime Obligation Fund, Cl A, 0.260%†**		9,906,559	$9,907

Total Cash Equivalent (Cost $9,907) ($ Thousands)			9,907

AFFILIATED PARTNERSHIP — 6.6%

United States — 6.6%
SEI Liquidity Fund, L.P., 0.820%†** (G)		47,801,825	46,775

Total Affiliated Partnership (Cost $47,802) ($ Thousands)			46,775

TIME DEPOSITS — 4.6%

United States — 4.6%
Brown Brothers Harriman
7.250%, 06/01/09	ZAR	798	99
2.072%, 06/01/09	AUD	6	5
2.000%, 06/01/09	DKK	1,224	233
1.550%, 06/01/09	NZD	3	2
0.638%, 06/01/09	NOK	1,157	184
0.138%, 06/01/09	EUR	110	155
0.098%, 06/01/09	GBP	13	21
0.066%, 06/01/09	CAD	1	1
0.063%, 06/01/09	SEK	3,171	418
0.060%, 06/01/09		30,933	30,933
0.020%, 06/01/09	CHF	127	119
0.020%, 06/01/09	HKD	260	33
0.010%, 06/01/09	JPY	1,475	15
0.005%, 06/01/09	SGD	20	14

Total Time Deposits (Cost $32,232) ($ Thousands)			32,232

Total Investments — 106.4% (Cost $738,180) ($ Thousands)			$749,922

A summary of outstanding swap agreements held by the Fund at May 31, 2009, is as follows:

Total Return Swap
Counterparty	Reference Entity/Obligation	Fund Pays	Fund Receives	Termination Date	Notional Amount (Thousands)	Net Unrealized Appreciation ($Thousands)
JPMorgan Chase Bank	MSCI Daily TR Net EAFE USD Market Index	3-Month LIBOR Minus 40 Bps	Price Return	10/15/09	$31,643	$5,445

Credit Default Swaps
Counterparty	Reference Entity/Obligation	Buy/Sell Protection	(Pays)/ Receives Rate	Termination Date	Notional Amount (Thousands)	Net Unrealized Appreciation ($Thousands)
Bank of America	Radian Group Inc., 7.750%, 06/01/11	BUY	(0.39)%	12/20/13	$750	$337
JPMorgan Chase Bank	Hasbro Inc., 2.750%, 12/01/21	BUY	(0.39)	12/20/11	750	9
JPMorgan Chase Bank	Jones Apparel Group., 5.125%, 11/15/14	BUY	(0.77)	12/20/11	750	44
JPMorgan Chase Bank	Radian Group Inc., 7.750%, 06/01/11	BUY	(0.39)	12/20/13	750	296
Merrill Lynch	MDC Holdings Inc., 5.500%, 05/15/13	BUY	(0.90)	12/20/11	750	3

						$689

114	SEI Institutional Investments Trust / Annual Report / May 31, 2009

A summary of the open futures contracts held by the Fund at May 31, 2009, is as follows:

Type of Contract	Number of Contracts Long (Short)	Expiration Date	Unrealized Appreciation (Depreciation) ($ Thousands)
DJ Euro Stoxx 50 Index	341	Jun-2009	$1,934
FTSE 100 Index	100	Jun-2009	759
Hang Seng Index	9	Jun-2009	60
MSCI EAFE Index E-MINI	(173)	Jun-2009	(3,039)
Nikkei 225 Index	23	Jun-2009	215
SPI 200 Index	32	Jun-2009	106
Topix Index	97	Jun-2009	895

			$930

A summary of the outstanding forward foreign currency contracts held by the Fund at May 31, 2009, is as follows:

Maturity Date	Currency to Deliver (Thousands)		Currency to Receive (Thousands)		Unrealized Appreciation (Depreciation) ($ Thousands)
6/19/09	AUD	3,014	JPY	193,000	$(387)
6/19/09	CAD	14,751	USD	12,860	(605)
6/19/09	HKD	64,551	USD	8,329	1
6/19/09	JPY	193,000	AUD	3,109	462
6/19/09	MXP	9,869	USD	762	14
6/19/09	SGD	172	USD	119	—
6/19/09	USD	6,823	AUD	8,851	251
6/19/09	USD	10,342	GBP	6,592	287
6/19/09	USD	753	MXP	9,869	(5)
6/19/09	USD	2,164	SGD	3,164	26
6/19/09	ZAR	2,585	USD	324	4
6/19/09-7/21/09	USD	17,033	EUR	12,405	522
6/19/09-7/21/09	USD	2,774	NZD	4,725	247
6/19/09-7/22/09	NOK	1,658	USD	259	(5)
6/19/09-10/21/09	AUD	356	USD	283	(1)
6/19/09-10/21/09	CHF	1,450	USD	1,288	(73)
6/19/09-10/21/09	JPY	188,322	USD	1,898	(78)
6/19/09-10/21/09	USD	2,677	CHF	2,990	129
6/19/09-10/21/09	USD	17,259	JPY	1,658,485	123
6/19/09-11/20/09	CHF	1,200	NOK	6,973	(20)
6/19/09-11/20/09	EUR	4,792	JPY	622,000	(259)
6/19/09-11/20/09	GBP	6,293	JPY	905,000	(651)
6/19/09-11/20/09	GBP	165	USD	266	1
6/19/09-11/20/09	JPY	622,000	EUR	4,908	423
6/19/09-11/20/09	JPY	905,000	GBP	6,426	866
6/19/09-11/20/09	NOK	7,178	CHF	1,200	(13)
6/19/09-11/20/09	NZD	5,306	USD	3,113	(280)
6/19/09-11/20/09	USD	54	NOK	343	—
6/22/09	EUR	790	SEK	8,450	(2)
6/22/09	SEK	8,450	EUR	800	17
6/22/09	SEK	1,643	USD	217	—
6/22/09	USD	4,096	SEK	31,504	60
6/22/09-11/20/09	EUR	137	USD	193	(1)
7/21/09	EUR	863	SGD	1,700	(45)
7/21/09	SGD	1,700	EUR	854	31
7/21/09-10/21/09	AUD	2,381	CHF	2,000	(12)
7/21/09-10/21/09	CHF	2,000	AUD	2,507	113
7/21/09-10/21/09	CHF	7,200	GBP	4,269	120
7/21/09-10/21/09	GBP	4,249	CHF	7,200	(87)
7/21/09-11/20/09	CHF	6,400	EUR	4,265	25
7/21/09-11/20/09	EUR	4,292	CHF	6,400	(63)
7/22/09	JPY	84,000	NOK	6,324	123
7/22/09	NOK	6,155	JPY	84,000	(97)
8/21/09-9/21/09	NOK	5,486	SEK	6,800	27
8/21/09-9/21/09	SEK	6,800	NOK	5,347	(49)
8/21/09-11/20/09	GBP	1,823	SGD	4,100	(99)
8/21/09-11/20/09	JPY	156,000	NZD	2,848	172
8/21/09-11/20/09	NZD	2,642	JPY	156,000	(41)
8/21/09-11/20/09	SGD	4,100	GBP	1,834	117

					$1,288

Percentages are based on a Net Assets of $704,876 ($ Thousands).

*	Non-income producing security.

**	The rate reported is the 7-day effective yield as of May 31, 2009.

†	Investment in Affiliated Security (see Note 4).

‡	Real Estate Investment Trust.

(A)	This security or a partial position of this security is on loan at May 31, 2009. The total value of securities on loan at May 31, 2009 was $46,501 ($ Thousands).

(B)	Security, or portion thereof, has been pledged as collateral on open futures contracts.

(C)	Variable Rate Security — The rate reported on the Schedule of Investments is the rate in effect as of May 31, 2009. The date reported on the Schedule of Investments is the next reset date.

(D)	Securities sold within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “accredited investors.” These securities have been determined to be liquid under guidelines established by the board of Trustees.

(E)	Securities considered illiquid. The total value of such securities as of May 31, 2009 was $0 ($ Thousands) and represented 0.00% of Net Assets.

(F)	Zero coupon security. The rate reported is the effective yield at time of purchase.

(G)	This security was purchased with cash collateral held from securities on loan (see Note 9). The total value of such securities as of May 31, 2009 was $46,775 ($ Thousands).

(H)	Step Bonds — The rate reflected on the Schedule of Investments is the effective yield on May 31, 2009. The coupon on a step bond changes on a specified date.

ABS — Asset-Based Security

ADR — American Depositary Receipt

AUD — Australian Dollar

CAD — Canadian Dollar

CHF — Swiss Franc

Cl — Class

CMO — Collateralized Mortgage Obligation

DKK — Danish Krone

EUR — Euro

FHLMC — Federal Home Loan Mortgage Corporation

FNMA — Federal National Mortgage Association

GBP — British Pound Sterling

GDR — Global Depositary Receipt

HKD — Hong Kong Dollar

IO — Interest Only — face amount represents notional amount

JPY — Japanese Yen

LIBOR — London Interbank Offered Rate

MXP — Mexican Peso

NIM — Net Interest Margin

NOK — Norwegian Krone

NZD — New Zealand Dollar

SEK — Swedish Krone

Ser — Series

SGD — Singapore Dollar

STRIPS — Separately Traded Registered Interest and Principal Securities

TBA — To Be Announced

USD — U.S. Dollar

ZAR — South African Rand

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Investments Trust / Annual Report / May 31, 2009	115

SCHEDULE OF INVESTMENTS

World Equity Ex-US Fund

May 31, 2009

Description	Shares	Market Value ($ Thousands)

COMMON STOCK — 92.9%

Argentina — 0.2%
Telecom Argentina ADR*	55,500	$466
Tenaris ADR (A)	96,050	2,936
Ternium ADR	48,880	836

		4,238

Australia — 3.9%
AGL Energy	227,762	2,561
AJ Lucas Group	40,069	76
Alumina	90,636	99
Amcor	85,737	352
AMP	63,006	246
Aristocrat Leisure (A)	28,269	83
ASX	20,616	579
Australia & New Zealand Banking Group (A)	171,873	2,220
AWB	120,275	115
AXA Asia Pacific Holdings	144,476	445
Beach Petroleum	738,774	467
Bendigo Bank	32,066	158
BHP Billiton	433,139	12,164
Billabong International	54,118	344
BlueScope Steel	281,828	545
Boral	83,976	276
Bradken	32,280	90
Brambles	165,397	786
Caltex Australia	141,941	1,367
Carnarvon Petroleum*	279,809	170
CFS Retail Property Trust‡ (A)	322,415	426
Coca-Cola Amatil	262,790	1,783
Cochlear	9,688	425
Commonwealth Bank of Australia	130,697	3,686
Computershare	275,971	1,974

Description	Shares	Market Value ($ Thousands)

Crown	118,753	$695
CSL	332,169	7,839
David Jones	55,700	163
Dexus Property Group‡	122,737	76
Dominion Mining	56,293	222
Downer EDI	24,087	92
Emeco Holdings	450,403	159
Energy Resources of Australia	18,800	372
Fairfax Media (A)	141,350	131
Fortescue Metals Group*	19,726	43
Foster’s Group	442,391	1,746
Goodman Fielder	391,938	404
Goodman Group‡	337,515	69
GPT Group‡	239,898	99
Harvey Norman Holdings	84,234	200
Iluka Resources*	201,416	522
Incitec Pivot	233,455	510
ING Industrial Fund‡ (A)	412,780	83
Insurance Australia Group	152,635	449
International Ferro Metals	108,603	69
IOOF Holdings	16,827	53
JB Hi-Fi	62,239	631
Leighton Holdings	14,722	273
Lion Nathan	139,082	1,319
Macquarie Group (A)	40,954	1,063
Macquarie Infrastructure Group (A)	687,111	774
Macquarie Office Trust‡	235,429	36
Medusa Mining*	63,924	103
Metcash	392,161	1,321
Mirvac Group‡	79,330	74
National Australia Bank (A)	212,425	3,800
Newcrest Mining	293,951	7,800
NRW Holdings	194,758	145
Nufarm	182,100	1,807
OneSteel	25,451	56
Orica	69,202	1,128
Origin Energy	201,516	2,400
OZ Minerals	154,689	110
Pacific Brands	231,936	147
Primary Health Care	23,968	103
Qantas Airways	72,360	112
QBE Insurance Group	135,113	2,119
Ramsay Health Care	5,500	49
Rio Tinto (A)	183,930	9,670
Sally Malay Mining*	95,778	159
Santos	532,646	6,255
Sims Group	6,628	124
Sino Gold Mining*	7,500	39
Sonic Healthcare	22,384	213
Straits Resources	85,379	118
Suncorp-Metway	308,745	1,489
TABCORP Holdings	107,478	637
Tatts Group	702,505	1,390
Telstra	467,631	1,172

116	SEI Institutional Investments Trust / Annual Report / May 31, 2009

Description	Shares	Market Value ($ Thousands)

Toll Holdings	33,101	$188
Transurban Group	18,838	61
Washington H Soul Pattinson	15,863	129
Wesfarmers (A)	162,326	2,796
Westfield Group‡	130,637	1,154
Westpac Banking	263,716	4,013
Woodside Petroleum	41,231	1,440
Woolworths	153,614	3,137
WorleyParsons	59,226	1,083

		106,070

Austria — 0.4%
Erste Group Bank (A)	11,721	286
Mayr Melnhof Karton	54	5
OMV (A)	199,310	8,175
Strabag (A)	17,166	387
Telekom Austria (A)	13,543	210
Verbund - Oesterreichische Elektrizitaetswirtschafts, Cl A	10,742	582
Vienna Insurance Group	1,447	62

		9,707

Belgium — 1.1%
Banque Nationale de Belgique	6	20
Belgacom	17,347	546
Colruyt	7,146	1,686
Delhaize Group (A)	83,529	6,166
Dexia (A)	47,185	301
D’ieteren	556	115
Euronav	6,731	113
Fortis	409,218	1,557
Groupe Bruxelles Lambert	54,615	4,414
InBev (A)	119,816	4,231
KBC Groep	29,731	619
Mobistar	10,349	642
Nationale A Portefeuille	9,060	473
Solvay	57,146	5,259
Telenet Group Holding*	36,489	731
UCB (A)	47,543	1,591
Umicore	23,344	563

		29,027

Bermuda — 0.2%
Catlin Group	192,628	1,104
Dufry South America (BRL)	45,800	538
Frontline	4,000	96
Huabao International Holdings (HKD)	4,780,000	4,341
Seadrill (NOK)	17,600	260

		6,339

Brazil — 2.0%
Abyara Planejamento Imobiliario*	12,700	16
All America Latina Logistica	160,100	933

Description	Shares	Market Value ($ Thousands)

Amil Participacoes	108,700	$508
Banco Bradesco ADR	170,300	2,600
Banco do Brasil	179,200	1,935
Banestes Banco do Estado do Espirito Santo	12,200	59
Bradespar	7,000	99
Brascan Residential Properties	3,400	7
Brasil Telecom Participacoes ADR	15,000	672
Camargo Correa Desenvolvimento Imobiliario	58,200	115
Centrais Eletricas Brasileiras ADR	62,800	831
Cia de Saneamento Basico do Estado de Sao Paulo ADR	9,100	284
Cia de Saneamento Basico do Estado de Sao Paulo	102,000	1,595
Cia de Saneamento de Minas Gerais-COPASA (BRL)	56,500	746
Cia Energetica de Minas Gerais ADR	191,500	2,533
Cia Paranaense de Energia ADR	15,800	223
Cia Vale do Rio Doce ADR, Cl B	178,790	3,424
Cia Vale do Rio Doce	135,700	2,622
EDP - Energias do Brasil	45,900	645
Empresa Brasileira de Aeronautica	135,200	646
Eternit	31,100	112
Ez Tec Empreendimentos e Participacoes	77,700	169
Gerdau	37,100	297
Grendene	18,800	148
Hypermarcas*	123,000	1,409
Industrias Romi	30,900	126
Itau Unibanco Holding ADR (A)	292,699	4,698
Klabin Segall*	27,300	32
Localiza Rent A Car	142,600	888
Lojas Renner	110,800	1,181
OGX Petroleo e Gas Participacoes	4,333	2,143
Petroleo Brasileiro	245,200	5,402
Petroleo Brasileiro ADR, Cl A (A)	42,800	1,497
Petroleo Brasileiro ADR	133,314	5,870
Redecard	192,800	2,780
Rodobens Negocios Imobiliarios	84,400	715
Santos Brasil Participacoes	69,172	344
Souza Cruz	44,100	1,161
Telecomunicacoes de Sao Paulo ADR	6,700	155
Telegraph Norte Leste Participacoes ADR	100,300	1,777
Usinas Siderurgicas de Minas Gerais	88,400	1,645
Wilson Sons, Cl BDR	70,580	538

		53,580

Canada — 5.8%
Agnico-Eagle Mines	12,621	777
Agrium (A)	92,690	4,539
Alimentation Couche Tard, Cl B	43,700	535
ARC Energy Trust	13,300	211
Astral Media, Cl A	5,900	167
Atco	20,200	660

SEI Institutional Investments Trust / Annual Report / May 31, 2009	117

SCHEDULE OF INVESTMENTS

World Equity Ex-US Fund (Continued)

May 31, 2009

Description	Shares	Market Value ($ Thousands)

Bank of Montreal (A)	138,980	$5,555
Bank of Nova Scotia	105,180	3,665
Barrick Gold	129,920	4,905
BCE	59,400	1,353
Biovail	97,900	1,238
Brookfield Asset Management, Cl A	71,300	1,238
Cameco	88,200	2,434
Canadian Imperial Bank of Commerce	40,800	2,031
Canadian National Railway	110,360	4,732
Canadian Natural Resources	109,560	6,470
Canadian Utilities	18,300	591
Celestica*	44,320	289
CGI Group, Cl A*	332,810	3,083
Dorel Industries, Cl B	23,800	491
Emera	32,500	583
Empire, Cl A	23,500	1,020
Enbridge	55,500	1,960
EnCana	241,090	13,262
Fairfax Financial Holdings	1,900	489
First Quantum Minerals	4,500	200
George Weston	27,300	1,539
Gerdau Ameristeel	20,000	132
Goldcorp	175,680	6,968
Groupe Aeroplan	76,100	522
IAMGOLD	116,106	1,301
Inmet Mining	43,000	1,706
Jazz Air Income Fund	55,600	127
Kinross Gold	128,200	2,592
Loblaw	5,500	180
Manulife Financial	51,700	1,109
Metro, Cl A	134,750	4,721
Mullen Group	12,940	159
National Bank of Canada	87,050	4,065
Nexen	243	6
Nova Chemicals	22,300	128
NuVista Energy*	6,800	67
Open Text*	12,700	447
Penn West Energy Trust	99,700	1,389
Petro-Canada	79,450	3,444
Potash Corp of Saskatchewan	29,300	3,394
Potash Saskatchewan	33,930	3,898
Power Corp of Canada	12,400	288
Power Financial	4,470	105
Provident Energy Trust	59,600	304
Quebecor, Cl B	46,100	805
Research In Motion*	83,610	6,544
Royal Bank of Canada (A)	369,401	14,731
Sherritt International	66,900	297
Sierra Wireless*	31,000	202
Sino-Forest, Cl A*	124,200	1,439
Suncor Energy	4,600	161
Talisman Energy	895,910	14,479
Teck Cominco, Cl B	148,010	2,317
TELUS, Cl A	64,601	1,857

Description	Shares	Market Value ($ Thousands)

Toronto-Dominion Bank	174,000	$8,829
TransCanada	57,300	1,693
Yamana Gold	38,210	448
Yellow Pages Income Fund (A)	242,440	1,254

		156,125

Chile — 0.1%
Cia Cervecerias Unidas ADR	7,700	250
Cia Cervecerias Unidas	87,151	560
Embotelladora Andina ADR, Cl B	600	10
Enersis ADR	94,100	1,610
ENTEL Chile	47,749	614

		3,044

China — 3.2%
AirMedia Group ADR*	99,807	667
Ajisen China Holdings	741,000	514
Anhui Conch Cement (A)	320,639	2,324
Anta Sports Products	1,345,000	1,483
Bank of China	35,901,000	16,282
Bank of Communications	1,486,000	1,380
China Communications Construction	977,000	1,373
China Communications Services	1,261,000	776
China Construction Bank	4,278,000	2,793
China Dongxiang Group	2,147,000	1,210
China Life Insurance	1,240,100	4,558
China Railway Construction*	1,919,000	2,786
China Railway Group* (A)	2,347,000	1,962
China Shenhua Energy	1,162,300	3,927
China Shineway Pharmaceutical Group	30,000	24
China Shipping Development (A)	1,534,000	2,308
China Telecom	3,679,000	1,753
Dongfeng Motor Group	1,504,000	1,464
Epure International	2,535,000	801
Fosun International	280,000	175
Guangshen Railway	473,000	225
Hangzhou Steam Turbine, Cl B	81,000	114
Huaneng Power International	832,000	553
Industrial & Commercial Bank of China (A)	28,997,000	18,482
Li Ning (A)	545,500	1,346
Mindray Medical International ADR	37,065	853
New Oriental Education & Technology Group ADR*	19,485	1,071
PetroChina	4,130,000	4,797
Ping An Insurance Group of China	412,000	2,884
Renhe Commercial Holdings*	9,440,000	1,879
Shanghai Friendship Group, Cl B*	210,300	224
Shanghai Jinqiao Export Processing Zone Development, Cl B	271,500	228
Shenzhen Chiwan Wharf Holdings, Cl B*	139,300	157
Shenzhou International Group Holdings (HRD)	697,000	282

118	SEI Institutional Investments Trust / Annual Report / May 31, 2009

Description	Shares	Market Value ($ Thousands)

Sinotrans	148,000	$39
Tingyi Cayman Islands Holding	616,000	923
Weichai Power	278,000	1,054
Weiqiao Textile	592,500	332
Yantai Changyu Pioneer Wine, Cl B	75,000	411
Yanzhou Coal Mining	756,000	955
Zhejiang Expressway	688,000	540
Zhuzhou CSR Times Electric, Cl H	696,000	1,022

		86,931

Colombia — 0.0%
Almacenes Exito GDR (B)	89,029	516

Czech Republic — 0.1%
CEZ	78,792	3,590
Philip Morris CR	151	47

		3,637

Denmark — 0.8%
A P Moeller - Maersk, Cl A	26	161
A P Moeller - Maersk, Cl B	239	1,474
Carlsberg, Cl B	58,573	3,745
Coloplast, Cl B	6,701	465
Danisco	20,763	793
Danske Bank	84,373	1,435
East Asiatic	4,298	145
H Lundbeck	151,550	3,396
Novo-Nordisk, Cl B	77,253	4,033
Novozymes, Cl B (A)	6,638	530
Sydbank	2,582	56
Topdanmark*	3,250	393
TrygVesta	6,919	413
Vestas Wind Systems*	44,487	3,282
William Demant Holding*	2,945	167

		20,488

Egypt — 0.1%
Commercial International Bank	64,147	524
Egyptian Financial Group-Hermes Holding	173,164	694
Egyptian International Pharmaceutical Industrial	27,750	126
National Societe Generale Bank SAE	39,685	192
Suez Cement	26,776	121
Telecom Egypt	238,000	752
Torah Portland Cement	6,000	27

		2,436

Finland — 0.8%
Citycon	28,226	71
Elisa, Cl A	7,841	117
Fortum	12,466	307
Huhtamaki	13,347	139
Kesko, Cl B	6,536	189

Description	Shares	Market Value ($ Thousands)

Kone, Cl B	106,637	$3,258
Konecranes	9,364	226
Metso*	33,788	649
Neste Oil	4,086	63
Nokia (A)	525,310	8,072
Orion, Cl B	17,251	282
Outokumpu	14,370	287
Pohjola Bank, Cl A	20,940	161
Rautaruukki	8,246	187
Sampo, Cl A	195,217	3,688
Stora Enso, Cl R	11,205	68
UPM-Kymmene	20,114	189
Wartsila, Cl B (A)	69,259	2,500

		20,453

France — 6.5%
Accor (A)	5,457	244
Aeroports de Paris	3,351	246
Air France-KLM	41,866	672
Air Liquide	9,802	914
Alcatel-Lucent	22,877	58
Alstom	35,032	2,238
Atos Origin	14,292	486
AXA	219,311	4,116
BioMerieux	534	46
BNP Paribas	153,347	10,640
Bouygues	107,071	4,432
Capital Gemini (A)	20,937	812
Carrefour	3,006	135
Casino Guichard Perrachon	1,731	127
Christian Dior (A)	21,072	1,623
Cie de Saint-Gobain (A)	59,552	2,174
Cie Generale de Geophysique-Veritas*	26,912	481
Cie Generale d’Optique Essilor International	5,610	260
CNP Assurances	25,097	2,383
Compagnie Generale des Etablissements Michelin, Cl B (A)	31,598	1,930
Credit Agricole (A)	150,121	2,220
Credit Industriel et Commercial	65	10
Danone (A)	2,536	127
Dassault Systemes	18,305	821
Eiffage (A)	5,608	344
Electricite de France	749	39
Eramet	289	80
Eurazeo	2,123	100
Eutelsat Communications	68,996	1,758
France Telecom (A)	493,672	12,054
Gaz de France	116,816	4,621
Gemalto*	29,490	977
Havas	295,296	792
Hermes International (A)	5,061	681
ICADE‡	2,887	245
Iliad	13,397	1,498

SEI Institutional Investments Trust / Annual Report / May 31, 2009	119

SCHEDULE OF INVESTMENTS

World Equity Ex-US Fund (Continued)

May 31, 2009

Description	Shares	Market Value ($ Thousands)

Imerys	3,907	$168
Ipsen	1,727	81
Klepierre‡	1,977	51
Lafarge	48,928	3,359
Lagardere S.C.A.	5,062	170
Legrand	23,740	504
L’Oreal (A)	2,145	170
M6-Metropole Television	19,333	384
Moet Hennessy Louis Vuitton (A)	7,658	639
Natixis	659,122	1,357
Neopost	19,964	1,666
Nexity	8,986	313
Pernod-Ricard (A)	3,244	204
Peugeot	141,370	4,313
PPR (A)	34,343	2,905
Publicis Groupe	27,704	905
Safran (A)	15,850	209
Sanofi-Aventis	376,060	24,031
Schneider Electric	14,714	1,101
SCOR (A)	27,555	583
SES Global	123,920	2,479
Societe BIC (A)	8,313	457
Societe Des Autoroutes Paris-Rhin-Rhone	3,236	200
Societe Generale (A)	94,685	5,563
Societe Television Francaise 1 (A)	7,640	90
Sodexo	46,868	2,325
Suez Environnement (A)	122,765	2,239
Technip	75,281	3,738
Teleperformance	28,174	836
Thales (A)	42,351	2,001
Total (A)	561,545	32,436
Unibail-Rodamco‡ (A)	14,576	2,355
Veolia Environnement (A)	10,044	297
Vinci (A)	69,372	3,359
Vivendi (A)	475,194	12,591
Wendel (A)	23,457	999
Zodiac Aerospace (A)	5,882	191

		175,653

Germany — 4.4%
Adidas	19,305	709
Allianz	99,221	9,861
BASF	90,297	3,834
Bayer (A)	203,206	11,634
Bayerische Motoren Werke	16,373	593
Beiersdorf	962	47
Bilfinger Berger	7,132	356
Commerzbank (A)	131,941	1,044
DaimlerChrysler	56,925	2,096
Demag Cranes	13,297	327
Deutsche Bank (A)	89,511	6,063
Deutsche Boerse	82,321	7,222
Deutsche Lufthansa	213,028	2,953
Deutsche Post	28,144	389

Description	Shares	Market Value ($ Thousands)

Deutsche Postbank (A)	30,037	$706
Deutsche Telekom	249,052	2,872
E.ON (A)	358,042	12,725
Fraport Frankfurt Airport Services Worldwide (A)	3,602	148
Fresenius Medical Care (A)	87,787	3,703
GAGFAH	19,994	180
Hannover Rueckversicherung	77,998	2,946
HeidelbergCement (A)	24,879	901
Henkel	9,135	246
Hochtief	18,918	921
Infineon Technologies*	15,301	49
K+S (A)	7,105	533
Lanxess	9,867	232
Linde	21,497	1,795
MAN	13,564	832
Merck KGaA	5,622	541
Metro	2,067	112
MTU Aero Engines Holding (A)	39,284	1,281
Muenchener Rueckversicherungs	62,199	8,795
Puma Rudolf Dassler Sport	266	62
Rheinmetall	1,126	47
RWE	193,664	16,144
SAP (A)	145,341	6,283
Siemens	46,962	3,437
Software (A)	22,826	1,625
Solarworld (A)	6,837	216
Suedzucker (A)	85,321	1,771
ThyssenKrupp	84,367	2,161
Tognum	22,909	351
TUI	9,330	83
United Internet	16,610	214
Volkswagen	4,503	1,365
Wacker Chemie	814	102

		120,507

Greece — 0.4%
Hellenic Petroleum	26,699	270
Hellenic Telecommunications Organization	16,030	262
Marfin Investment Group	177,959	943
National Bank of Greece	58,665	1,605
OPAP	88,048	2,728
Public Power	273,131	6,219

		12,027

Hong Kong — 2.9%
ASM Pacific Technology	14,200	84
Bank of East Asia	21,400	71
Beijing Enterprises Holdings	62,000	282
BOC Hong Kong Holdings	494,690	791
Chaoda Modern Agriculture	2,878,400	1,825
Cheung Kong Holdings	115,000	1,433
Cheung Kong Infrastructure Holdings	32,000	119

120	SEI Institutional Investments Trust / Annual Report / May 31, 2009

Description	Shares	Market Value ($ Thousands)

China BlueChemical	934,000	$547
China Mobile	1,683,000	16,527
China Overseas Land & Investment	2,576,000	5,515
China Pharmaceutical Group	792,000	456
China Resources Power Holdings	1,157,000	2,481
Chinese Estates Holdings	160,000	247
CLP Holdings	151,500	1,020
CNOOC	2,361,500	3,161
COSCO Pacific (A)	1,190,000	1,638
Dairy Farm International Holdings	19,400	105
Digital China Holdings	451,000	312
Esprit Holdings	95,690	612
First Pacific	468,000	233
Genesis Energy Holdings*	4,185,000	198
Guangdong Investment	1,716,000	872
Guoco Group	36,000	309
Hang Lung Group	84,000	384
Hang Lung Properties	624,000	2,130
Hang Seng Bank	88,400	1,273
Henderson Land Development	104,000	634
Hengan International Group	179,000	817
Hong Kong & China Gas	148,000	301
Hong Kong Exchanges and Clearing	180,200	2,815
HongKong Electric Holdings	394,000	2,117
Hopewell Highway Infrastructure	4,500	2
Hopewell Holdings	166,000	513
Hutchison Harbour Ring	734,000	57
Hutchison Telecommunications Hong Kong Holdings*	1,170,000	145
Hutchison Telecommunications International	1,183,000	241
Hutchison Whampoa	822,980	5,811
Hysan Development	84,000	195
Industrial & Commercial Bank of China Asia	566,000	1,023
Jardine Matheson Holdings	29,200	752
Jardine Strategic Holdings	24,500	350
Kerry Properties	44,500	191
Kingboard Chemical Holdings	111,000	291
Kingboard Laminates Holdings (A)	5,129,000	2,266
Lai Sun Development*	5,616,000	99
Li & Fung	744,000	2,017
Link REIT‡	76,000	149
MTR	492,000	1,566
New World Development	271,000	517
Noble Group	1,312,000	1,458
NWS Holdings	17,000	37
Orient Overseas International	93,000	404
Pacific Basin Shipping	51,000	36
Pacific Century Premium Developments	268,000	62
RCG Holdings	62,055	70
Shandong Chenming Paper Holdings, Cl B	1,180,100	641
Shanghai Industrial Holdings	66,000	263

Description	Shares	Market Value ($ Thousands)

Shangri-La Asia	36,000	$56
SIM Technology Group	620,000	71
Sinofert Holdings	222,000	108
SJM Holdings	791,000	345
Sun Hung Kai Properties	675,000	8,456
Swire Pacific, Cl A	37,500	376
Television Broadcasts	4,000	17
Texwinca Holdings	8,000	5
VTech Holdings	37,000	195
Wharf Holdings	156,000	651
Wheelock	138,270	396
Wing On International	32,000	35
Yue Yuen Industrial Holdings	239,120	550

		79,726

Hungary — 0.1%
Egis Gyogyszergyar Nyrt	2,402	171
Magyar Telekom Telecommunications	252,000	753
MOL Hungarian Oil and Gas	12,462	782
Tiszai Vegyi Kombinat	6,481	66

		1,772

India — 1.4%
Apollo Tyres	8,123	5
Bank of India	160,100	1,158
Bank of Maharashtra*	252,287	207
Bharat Electronics	27,000	772
Bharti Airtel*	123,144	2,164
Birla	32,250	157
Cairn India*	4,120	20
Colgate Palmolive India	7,546	76
Container of India	17,759	356
Coromandel Fertilisers	1,400	5
Dalmia Cement Bharat	1,710	5
Dena Bank	11,540	13
Dr Reddys Laboratories	30,000	414
Dr Reddys Laboratories ADR	42,471	571
GAIL India	177,863	1,139
Grasim Industries	6,390	288
Great Eastern Shipping	16,536	100
Gujarat Alkalies & Chemicals	53,480	119
Gujarat Flourochemicals	3,780	13
Gujarat Narmada Valley Fertilizers	93,505	188
Gujarat State Fertilisers	64,031	233
HCL Technologies	111,380	398
HDFC Bank	98,920	3,067
Hero Honda Motors	19,265	549
Hindalco Industries	362,780	656
Hindustan Unilever	189,240	930
Hindustan Zinc	73,746	919
Housing Development Finance	45,435	2,123
ICICI Bank	15,250	242
Indian Bank	246,705	724
Infosys Technologies	15,000	514

SEI Institutional Investments Trust / Annual Report / May 31, 2009	121

SCHEDULE OF INVESTMENTS

World Equity Ex-US Fund (Continued)

May 31, 2009

Description	Shares	Market Value ($ Thousands)

Infrastructure Development Finance Company*	861,558	$2,293
ITC	134,666	527
Jindal Stainless	54,361	110
Kesoram Industries	23,450	153
Larsen & Toubro	80,181	2,408
Madras Cements	60,400	137
NTPC	403,170	1,855
Oil & Natural Gas	124,600	3,108
Pidilite Industries	8,568	23
Reliance Industries*	17,782	864
Sesa Goa*	54,684	194
Shipping of India	74,633	218
Steel Authority of India	327,332	1,209
Sterlite Industries India	29,058	388
Sun Pharmaceutical Industries	48,070	1,240
Syndicate Bank	16,560	28
Tata Chemicals	66,250	307
Tata Consultancy Services	149,648	2,251
Tata Power	62,490	1,433
UCO Bank	7,670	7
United Phosphorus	96,500	338
Wockhardt*	73,660	189
Zee Entertainment Enterprises	455,165	1,643

		39,048

Indonesia — 0.3%
Bank Rakyat Indonesia	2,926,500	1,786
HM Sampoerna	114,500	116
Indofood Sukses Makmur	3,722,500	648
Perusahaan Gas Negara	374,000	105
Telekomunikasi Indonesia	4,919,300	3,621
Unilever Indonesia	1,061,000	812

		7,088

Ireland — 0.2%
CRH	148,712	3,509
DCC	1,166	24
Elan*	7,604	54
Experian	243,811	1,806
Kerry Group, Cl A	1,164	28

		5,421

Israel — 0.8%
Bank Leumi Le-Israel	150,000	422
Bezeq Israeli Telecommunication	1,294,684	2,412
Check Point Software Technologies* (A)	178,280	4,163
Discount Investment	16,000	281
Electra Israel	129	13
First International Bank of Israel*	36,000	332
Harel Insurance Investments & Financial Services*	9,000	343
Mizrahi Tefahot Bank*	88,000	517

Description	Shares	Market Value ($ Thousands)

Teva Pharmaceutical Industries ADR (A)	152,530	$7,071
Teva Pharmaceutical Industries	108,000	5,011
Union Bank of Israel*	24,120	74

		20,639

Italy — 2.2%
ACEA	67,859	879
Alleanza Assicurazioni (A)	44,892	327
Amplifon	54,260	210
Assicurazioni Generali (A)	5,266	118
Atlantia	60,210	1,277
Autogrill	4,717	44
Banca Carige	123,830	387
Banca Intesa	1,816,639	6,502
Banca Intesa RNC	50,457	151
Banca Monte dei Paschi di Siena (A)	27,337	47
Banca Popolare di Milano	32,921	221
Banche Popolari Unite (A)	51,612	716
Banco Popolare Scarl	311,371	2,596
Benetton Group	23,570	221
Buzzi Unicem	143,105	2,031
Danieli	9,463	182
DiaSorin	3,723	95
Edison (A)	184,719	249
Enel (A)	1,038,773	6,194
ENI (A)	456,073	11,079
Esprinet	15,215	142
Exor	56,733	945
Fiat (A)	187,976	2,021
Finmeccanica	149,838	2,122
Fondiaria-Sai	26,766	443
Geox (A)	290,581	2,303
Iride	6,606	13
Italcementi (A)	53,338	617
Lottomatica	3,228	65
Luxottica Group	17,565	366
Mediaset	137,649	811
Mediobanca	23,503	282
Mediolanum	26,947	134
Parmalat	124,160	308
Piccolo Credito Valtellinese Scarl	3,072	25
Pirelli	4,252,424	1,729
Prysmian	6,525	95
Saipem	2,574	66
Saras	37,747	113
Snam Rete Gas	48,603	211
Telecom Italia	6,585,256	8,898
Terna Rete Elettrica Nazionale	553,318	2,042
UniCredito Italiano	1,190,044	3,138

		60,415

Japan — 15.2%
77 Bank	241,359	1,306
Acom	2,520	66

122	SEI Institutional Investments Trust / Annual Report / May 31, 2009

Description	Shares	Market Value ($ Thousands)

Aderans Holdings	4,300	$46
Advantest	23,300	416
Aeon	125,100	1,159
Aeon Mall	1,400	24
Aichi Bank	900	68
Aida Engineering	1,000	3
Aioi Insurance	69,000	326
Aisan Industry	1,500	10
Aisin Seiki	6,300	125
Ajinomoto	75,000	558
Alfresa Holdings	1,300	54
All Nippon Airways	91,000	338
Alpine Electronics	28,800	264
Amada	51,000	335
AOKI Holdings	4,000	42
Aoyama Trading	7,700	131
Asahi Breweries	79,500	1,097
Asahi Kasei	77,000	382
Asics	28,000	216
Astellas Pharma	370,000	12,585
Bank of Kyoto (A)	188,000	1,678
Bank of Nagoya	23,000	106
Bank of Yokohama	26,000	129
Belluna	4,750	18
Benesse	84,800	3,544
Best Denki	10,500	45
BML	3,200	65
Bridgestone	128,500	1,956
Canon	235,000	7,782
Canon Finetech	4,800	53
Canon Marketing Japan	82,600	1,132
Capcom	73,000	1,423
Casio Computer	15,800	140
Cawachi	9,800	182
Central Japan Railway	1,111	7,089
Chiba Bank	68,000	413
Chiba Kogyo Bank*	7,100	73
Chubu Electric Power	60,700	1,355
Chuetsu Pulp & Paper	22,000	63
Chugai Pharmaceutical	115,600	2,109
Chugoku Bank	50,000	675
Chugoku Electric Power	34,800	719
Chuo Denki Kogyo	20,000	145
Circle K Sunkus (A)	19,000	270
Citizen Holdings	67,800	341
Coca-Cola Central Japan	6,200	85
Cosmo Oil	350,000	1,273
Create SD Holdings	2,700	46
Credit Saison	88,000	1,182
Dai Nippon Printing	156,000	2,006
Daicel Chemical Industries	15,000	81
Daihatsu Motor	133,000	1,283
Daiichi Sankyo	250,000	4,699
Daiichikosho	24,300	239

Description	Shares	Market Value ($ Thousands)

Daikin Industries	2,800	$87
Daimei Telecom Engineering	3,000	27
Dainippon Sumitomo Pharma	120,300	985
Daio Paper	2,000	18
Daishi Bank	21,000	81
Daito Trust Construction	5,100	231
Daiwa House Industry	38,000	362
Daiwa Securities Group	232,000	1,448
DCM Japan Holdings	23,700	134
Dena (A)	152	520
Denso (A)	119,400	2,832
Dentsu (A)	63,300	1,207
Duskin	3,900	66
Dydo Drinco	3,600	94
eAccess	200	164
East Japan Railway	154,500	9,208
Ebara	363,000	1,114
Eisai	11,600	398
Electric Power Development	28,500	811
FamilyMart	45,100	1,317
Fanuc	40,900	3,298
Fast Retailing	35,500	4,201
Fuji Heavy Industries	120,000	472
Fuji Machine Manufacturing	4,300	56
FUJIFILM Holdings	22,700	656
Fujitec	1,000	4
Fujitsu	550,000	2,845
Fukuda Denshi	1,900	43
Fukuoka Financial Group	323,296	1,423
Furukawa Electric	69,000	251
Furuno Electric	4,100	21
Futaba	19,000	374
Fuyo General Lease	1,300	27
Global One Real Estate Investment‡	53	354
Godo Steel	86,000	275
Gunma Bank	65,000	345
Gunze	64,000	222
H2O Retailing	20,000	117
Hachijuni Bank	71,000	405
Hakuhodo DY Holdings	6,390	327
Hankyu Hanshin Holdings	124,000	608
Heiwa	6,400	73
Heiwado	8,100	99
Higashi-Nippon Bank	20,000	47
Higo Bank	38,000	212
HI-LEX	2,800	21
Hirose Electric	4,400	490
Hiroshima Bank	88,000	350
Hisamitsu Pharmaceutical	38,900	1,260
Hitachi	914,000	3,034
Hitachi Cable	65,000	213
Hitachi Capital	800	9
Hitachi Chemical	10,400	161
Hitachi High-Technologies	6,300	97

SEI Institutional Investments Trust / Annual Report / May 31, 2009	123

SCHEDULE OF INVESTMENTS

World Equity Ex-US Fund (Continued)

May 31, 2009

Description	Shares	Market Value ($ Thousands)

Hitachi Software Engineering	19,900	$311
Hokuetsu Bank	29,000	56
Hokuhoku Financial Group	51,000	108
Hokuriku Electric Power	37,100	862
Honda Motor	325,700	9,432
Hoshizaki Electric	12,500	139
House Foods	37,000	553
Hoya	21,000	435
Hyakugo Bank	30,000	149
Hyakujushi Bank	35,000	164
Ibiden	90,500	2,593
IBJ Leasing	200	3
Idemitsu Kosan	7,700	641
IHI	51,000	92
Inpex Holdings	297	2,407
Isetan Mitsukoshi Holdings	6,600	59
Isuzu Motors	161,000	277
Ito En	5,000	68
Itochu	415,000	3,017
Itochu Enex	36,600	234
Iyo Bank	37,000	395
J Front Retailing	131,000	538
Jafco	6,100	187
Japan Petroleum Exploration	3,400	176
Japan Prime Realty Investment, Cl A‡	56	111
Japan Real Estate Investment, Cl A‡	24	186
Japan Retail Fund Investment, Cl A‡	52	241
Japan Steel Works	216,510	2,822
Japan Tobacco	1,937	5,574
JFE Holdings	92,600	3,100
JFE Shoji Holdings	35,000	128
JGC	25,000	414
Joyo Bank	66,000	327
JS Group	10,900	159
JSR	3,100	46
JTEKT	6,000	52
Jupiter Telecommunications	1,124	824
Kagoshima Bank	6,000	41
Kajima	183,000	568
Kakaku.com	54	200
Kamigumi	37,000	285
Kandenko	43,000	301
Kaneka	210,000	1,465
Kansai Electric Power	94,800	2,065
Kansai Paint	18,000	113
Kanto Auto Works	9,100	84
Kanto Natural Gas Development	8,000	50
Kao	70,000	1,543
Kasumi	10,000	43
Kawasaki Heavy Industries	228,000	511
Kawasaki Kisen Kaisha	166,000	749
KDDI	988	5,175
Keihin Electric Express Railway	23,000	177
Keio	138,000	820

Description	Shares	Market Value ($ Thousands)

Keisei Electric Railway	66,000	$347
Keyence	2,100	439
Kikkoman	14,000	142
Kinden	71,000	585
Kintetsu	88,000	394
Kirin Holdings	157,000	1,977
Kissei Pharmaceutical	15,000	342
Kobayashi Pharmaceutical	17,800	639
Kohnan Shoji	4,600	42
Komatsu	26,300	382
Konica Minolta Holdings	49,000	506
Kose	6,200	130
K’s Holdings	5,600	124
Kubota (A)	255,000	1,876
Kuraray	40,000	400
Kurita Water Industries	2,000	55
Kyocera	40,500	3,184
Kyoei Steel (A)	8,800	238
Kyorin	48,000	706
Kyowa Hakko Kogyo	24,000	251
Kyudenko	11,000	69
Kyushu Electric Power	34,100	716
Leopalace21	97,000	857
Mabuchi Motor	4,000	199
Makino Milling Machine	13,000	43
Makita	7,700	171
Mandom	3,200	73
Marubeni	498,000	2,258
Marui Group	62,700	371
Maruichi Steel Tube	2,500	48
Matsui Securities	20,300	166
Maxvalu Nishinihon	2,700	37
Mazda Motor	616,000	1,593
Mediceo Paltac Holdings	64,000	750
MEIJI Holdings*	9,319	311
Mie Bank	13,000	41
Mikuni Coca-Cola Bottling	4,600	37
Millea Holdings	93,000	2,725
Minebea	52,000	212
Ministop	10,400	163
Miraca Holdings	40,000	906
Mitsubishi	400,600	7,620
Mitsubishi Chemical Holdings	170,000	788
Mitsubishi Electric	187,000	1,084
Mitsubishi Estate	127,000	2,097
Mitsubishi Gas Chemical	155,000	882
Mitsubishi Heavy Industries	32,000	115
Mitsubishi Logistics	33,000	348
Mitsubishi Materials	156,000	520
Mitsubishi Motors* (A)	166,000	265
Mitsubishi Rayon	27,000	73
Mitsubishi Steel Manufacturing	99,000	240
Mitsubishi UFJ Financial Group	2,267,800	14,364
Mitsubishi UFJ Lease & Finance	2,360	65

124	SEI Institutional Investments Trust / Annual Report / May 31, 2009

Description	Shares	Market Value ($ Thousands)

Mitsui	135,100	$1,729
Mitsui Chemicals	151,000	525
Mitsui Engineering & Shipbuilding	32,000	77
Mitsui Fudosan	104,000	1,741
Mitsui High-Tec	7,700	64
Mitsui Mining & Smelting	127,000	299
Mitsui OSK Lines	284,000	2,021
Mitsui Sugar	30,000	87
Mitsui Sumitomo Insurance Group Holdings	139,500	4,113
Mitsui Trust Holdings	236,000	872
Mitsumi Electric	22,600	436
Mizuho Financial Group (A)	497,400	1,194
Mizuno	16,000	74
Money Partners Group	124	70
Morinaga Milk Industry	26,000	89
Murata Manufacturing	22,000	929
N E Chemcat	1,000	10
Nafco	2,700	37
Nagase	39,000	370
Namco Bandai Holdings	6,100	65
NEC	1,487,000	5,819
NEC Fielding	2,100	24
NEC Networks & System Integration	14,300	157
NET One Systems	603	960
NGK Insulators	24,000	426
NGK Spark Plug	8,000	70
NHK Spring	55,000	312
Nidec	2,900	167
Nikon	52,000	782
Nintendo	39,100	10,532
Nippon Building Fund, Cl A‡	140	1,237
Nippon Densetsu Kogyo	24,000	235
Nippon Electric Glass	227,000	2,167
Nippon Express	46,000	195
Nippon Flour Mills	53,000	232
Nippon Konpo Unyu Soko	9,000	88
Nippon Meat Packers	53,000	640
Nippon Mining Holdings	497,000	2,826
Nippon Oil	475,000	2,897
Nippon Paper Group	11,500	325
Nippon Seiki	9,000	91
Nippon Sheet Glass	167,000	479
Nippon Steel Trading	9,000	15
Nippon Telegraph & Telephone	240,500	9,991
Nippon Yusen	341,000	1,635
Nipro	14,000	261
Nishi-Nippon City Bank	149,000	347
Nissan Chemical Industries	38,000	401
Nissan Motor	1,087,900	6,550
Nissan Shatai	23,000	171
Nisshin Seifun Group	39,000	442
Nisshin Steel	78,000	177
Nisshinbo Holdings	23,000	238

Description	Shares	Market Value ($ Thousands)

Nissin Food Products	1,600	$50
Nissin Healthcare Food Service	700	8
Nitori	21,798	1,320
Nitto Denko	5,200	146
NOK	18,300	235
Nomura Holdings	378,300	2,840
Nomura Real Estate Holdings (A)	11,400	205
Nomura Real Estate Office Fund, Cl A‡	37	219
Nomura Research Institute	10,000	183
Noritsu Koki	8,200	68
NSK	13,000	63
NTT Data	268	801
NTT DoCoMo	3,713	5,551
NTT Urban Development	179	170
Obayashi	34,000	155
Odakyu Electric Railway, Cl B	53,000	455
OJI Paper	29,000	135
Okinawa Cellular Telephone	31	55
Okinawa Electric Power	2,300	122
Olympus	9,200	181
Omron	44,400	675
Ono Pharmaceutical	2,100	94
Onward Holdings	25,000	156
Oracle Japan (A)	10,200	366
Oriental Land	5,000	330
Osaka Gas	481,000	1,526
Osaka Steel	13,400	237
Panasonic	261,000	3,743
Panasonic Electric Works	38,000	315
Pioneer (A)	128,600	373
Plenus	3,800	56
Point	4,270	203
QP	63,100	631
Rakuten (A)	8,238	4,505
Resona Holdings (A)	47,500	713
Resorttrust	5,000	48
Ricoh	94,000	1,286
Rohm	34,900	2,272
Roland	2,100	24
Sakai Chemical Industry	18,000	65
San-A, Cl A	200	6
San-In Godo Bank	35,000	290
Sanki Engineering	43,000	312
Sankyo	121,000	6,416
Sankyu	33,000	117
Santen Pharmaceutical	27,700	841
Sanyo Electric*	70,000	175
Sapporo Hokuyo Holdings	76,400	226
Sapporo Holdings	22,000	100
Sawai Pharmaceutical	2,100	111
Sazaby League	1,900	24
SBI Holdings	432	70
Secom	8,200	342
Sega Sammy Holdings	5,800	64

SEI Institutional Investments Trust / Annual Report / May 31, 2009	125

SCHEDULE OF INVESTMENTS

World Equity Ex-US Fund (Continued)

May 31, 2009

Description	Shares	Market Value ($ Thousands)

Seiko Epson	56,500	$829
Seino Holdings	109,000	726
Sekisui Chemical	37,000	227
Sekisui House	77,000	744
Senshukai	2,400	16
Seven & I Holdings	246,300	5,975
Seven Bank	278	722
Sharp	81,000	915
Shikoku Electric Power	5,000	141
Shimamura	1,300	100
Shimano	14,900	543
Shimizu	75,000	339
Shin-Etsu Chemical	21,100	1,099
Shinko Securities	64,000	187
Shinmaywa Industries	23,000	77
Shinsei Bank	772,000	1,061
Shionogi	134,000	2,636
Shizuoka Bank	72,000	698
Showa Denko	63,000	94
Showa Shell Sekiyu	58,000	571
Sinanen	3,000	16
Sintokogio	14,000	108
SKY Perfect JSAT Holdings	1,955	770
SMC	5,900	627
Snow Brand Milk Products	20,000	59
Softbank (A)	104,000	1,891
Sojitz	65,800	132
Sompo Japan Insurance	77,000	564
Sony	208,600	5,452
Sony Financial Holdings	55	161
SRI Sports	20	17
St. Marc Holdings	500	15
Stanley Electric	8,800	140
Sumco	39,700	612
Sumikin Bussan	25,000	64
Sumitomo	387,900	3,887
Sumitomo Chemical	20,000	88
Sumitomo Electric Industries	52,800	599
Sumitomo Heavy Industries	33,000	138
Sumitomo Metal Industries	298,000	806
Sumitomo Metal Mining	27,000	385
Sumitomo Mitsui Financial Group (A)	277,700	10,736
Sumitomo Realty & Development	12,000	184
Sumitomo Rubber Industries	7,200	49
Sumitomo Trust & Banking	395,000	1,876
Suruga Bank	179,731	1,684
Suzuken	21,900	564
Suzuki Motor	114,200	2,535
T&D Holdings	32,550	923
Taiheiyo Cement	646,000	1,178
Taisei	137,000	340
Taisho Pharmaceutical	15,000	286
Taiyo Nippon Sanso	59,000	505
Takashimaya (A)	67,000	422

Description	Shares	Market Value ($ Thousands)

Takeda Pharmaceutical	60,000	$2,382
Takefuji (A)	55,990	325
Takeuchi Manufacturing	1,400	13
Tanabe Seiyaku	92,000	1,015
TDK	25,400	1,135
Teijin	189,000	518
Terumo	4,800	201
T-GAIA CORP	13	17
THK	13,900	208
TKC	3,300	63
Tobu Railway	79,000	431
Toho	8,700	119
Tohoku Electric Power	7,600	155
Tohokushinsha Film	7,200	48
Tokai Tokyo Securities	95,000	278
Tokuyama	22,000	157
Tokyo Broadcasting System HD	6,400	91
Tokyo Electric Power	63,400	1,593
Tokyo Electron	5,500	252
Tokyo Energy & Systems	14,000	120
Tokyo Gas	88,000	323
Tokyo Steel Manufacturing	118,092	1,386
Tokyo Style	4,000	31
Tokyo Tekko	30,000	118
Tokyu	21,000	95
Tokyu Land	47,000	196
TonenGeneral Sekiyu	43,000	450
Toppan Printing	67,000	604
Topre	400	3
Toray Industries	48,000	238
Toshiba TEC	94,000	383
Tosoh	91,000	281
TOTO	49,000	287
Towa Pharmaceutical	2,300	102
Toyo Kohan	11,000	52
Toyo Seikan Kaisha	40,500	756
Toyo Suisan Kaisha	180,000	3,955
Toyoda Gosei	13,300	291
Toyota Auto Body	12,100	176
Toyota Industries	64,900	1,671
Toyota Motor	357,400	14,225
Toyota Tsusho	53,600	742
Trend Micro	13,500	448
TV Asahi	137	201
Ube Industries	68,000	162
Unicharm	1,700	118
Unipres	3,000	30
UNY	55,000	431
Ushio	9,300	138
USS	520	29
Valor	6,600	50
Warabeya Nichiyo	6,500	81
Watabe Wedding	9,200	154
West Japan Railway	317	1,037

126	SEI Institutional Investments Trust / Annual Report / May 31, 2009

Description	Shares	Market Value ($ Thousands)

Yahoo! Japan (A)	3,633	$973
Yamaguchi Financial Group	46,000	570
Yamaha	3,800	48
Yamaha Motor	71,100	804
Yamanashi Chuo Bank	16,000	82
Yamato Holdings	15,000	186
Yamato Kogyo	15,800	428
Yamazaki Baking	122,000	1,251
Yodogawa Steel Works	37,000	194
Yonekyu	3,500	35
Yurtec	9,000	46

		413,340

Jersey — 0.0%
Regus	313,911	353

Kazakhstan — 0.1%
KazMunaiGas Exploration Production GDR	66,164	1,465

Malaysia — 0.3%
BIMB Holdings	25,000	8
British American Tobacco Malaysia	86,000	1,059
Hong Leong Bank	192,000	300
Hong Leong Financial Group	186,000	267
KLCC Property Holdings	103,700	93
Lion Industries	308,000	116
MMC	334,800	170
OSK Holdings	120,100	48
Petronas Dagangan	166,000	378
Petronas Gas	219,000	614
PPB Group	340,000	1,023
Proton Holdings	131,700	113
Public Bank	217,100	536
Resorts World	2,140,400	1,700
RHB Capital	130,900	154
Telekom Malaysia	1,870,800	1,407
Tenaga Nasional	461,000	1,080

		9,066

Mauritius — 0.0%
Golden Agri-Resources (SGD)	3,628,960	1,080

Mexico — 1.1%
America Movil ADR, Ser L	63,800	2,445
America Movil, Ser L	8,379,395	16,032
Banco Compartamos	162,912	459
Cydsa	85,300	58
Desarrolladora Homex ADR*	35,700	962
Embotelladoras Arca	151,900	386
Fomento Economico Mexicano	269,258	879
Grupo Continental	124,900	249
Grupo Financiero Banorte, Ser O	1,128,602	2,657
Grupo Lamosa*	17,900	10

Description	Shares	Market Value ($ Thousands)

Grupo Mexico, Ser B	1,344,815	$1,288
Grupo Televisa	313,094	1,105
Grupo Televisa ADR	128,500	2,285
Industrias, Ser B*	3,700	11
Telefonos de Mexico	219,400	183
Urbi Desarrollos Urbanos* (A)	1,147,082	1,574
Wal-Mart de Mexico	197,200	581

		31,164

Netherlands — 4.1%
Aegon	410,452	2,576
Akzo Nobel	9,951	466
ArcelorMittal (A)	248,117	8,277
ASML Holding	84,476	1,745
Boskalis Westminster	2,753	69
Corio‡	8,931	441
Crucell*	2,975	66
European Aeronautic Defense and Space (A)	506,949	8,295
Heineken	3,848	138
Heineken Holding	23,950	727
Imtech	1,556	31
ING Groep	268,898	2,859
James Hardie Industries	108,109	377
Koninklijke Ahold	1,110,132	13,544
Koninklijke DSM	118,106	4,137
Koninklijke Philips Electronics	59,837	1,133
Koninklijke Vopak*	29,038	1,453
Nutreco Holding	1,785	74
Plaza Centers	414,511	467
QIAGEN*	9,222	164
Randstad Holding	47,854	1,479
Reed Elsevier	32,454	394
Royal Dutch Shell, Cl A	491,572	13,318
Royal Dutch Shell, Cl A (GBP)	357,717	9,656
Royal Dutch Shell, Cl B	473,073	12,876
Royal KPN	424,704	5,595
SBM Offshore	6,442	109
TNT	137,829	2,725
Unilever	775,146	18,663
Van Lanschot*	152	9
Wolters Kluwer	9,690	185

		112,048

New Zealand — 0.1%
Air New Zealand	126,900	86
Contact Energy	44,407	164
Fletcher Building	102,522	430
Telecom of New Zealand	1,213,520	1,955
Vector	87,150	113

		2,748

SEI Institutional Investments Trust / Annual Report / May 31, 2009	127

SCHEDULE OF INVESTMENTS

World Equity Ex-US Fund (Continued)

May 31, 2009

Description	Shares	Market Value ($ Thousands)

Norway — 0.4%
Aker Kvaerner	11,000	$97
Austevoll Seafood	21,000	77
DnB	529,375	4,440
Norsk Hydro	13,800	75
Orkla	34,400	284
Petroleum Geo-Services*	61,700	402
Renewable Energy*	9,000	99
Statoil (A)	37,823	800
Telenor	63,598	539
Yara International	129,543	4,308

		11,121

Pakistan — 0.0%
Pakistan Telecommunication	1,439,600	300

Panama — 0.1%
Copa Holdings, Cl A	57,842	2,014

Papua New Guinea — 0.1%
Lihir Gold*	1,212,907	3,148

Peru — 0.1%
Credicorp	49,120	2,958

Philippines — 0.1%
Globe Telecom	24,000	467
Philippine Long Distance Telephone ADR (A)	23,517	1,115
Philippine Long Distance Telephone	31,810	1,498
Pilipino Telephone	2,611,000	443

		3,523

Poland — 0.2%
Cyfrowy Polsat	179,329	800
Gant Development*	8,467	66
KGHM Polska Miedz	2,143	47
Polish Oil & Gas	798,000	951
Polski Koncern Naftowy Orlen	161,301	1,473
Sygnity*	8,000	47
Telekomunikacja Polska	216,000	1,136
Zaklady Azotowe Pulawy	3,455	88

		4,608

Portugal — 0.5%
Banco Comercial Portugues, Cl R	164,061	176
Banco Espirito Santo	167,767	956
Cimpor Cimentos de Portugal*	43,065	297
Energias de Portugal	1,758,438	7,090
Galp Energia SGPS, Cl B	8,901	141
Jeronimo Martins	2,795	19
Portugal Telecom	408,006	3,674
REN-Redes Energeticas Nacionais	137,734	573

		12,926

Description	Shares	Market Value ($ Thousands)

Russia — 1.3%
Comstar United Telesystems GDR	219,501	$1,090
Gazprom OAO ADR	470,745	11,011
Globaltrans Investment GDR*	101,157	455
Lukoil ADR	155,546	8,205
MMC Norilsk Nickel ADR	104,094	1,202
Mobile Telesystems ADR	106,737	4,428
Novolipetsk Steel GDR	12,319	238
Novorossiysk Commercial Sea Port GDR	40,117	380
Rosneft Oil GDR (B)	415,130	2,789
Sberbank GDR (A)	10,075	2,500
Surgutneftegaz ADR	75,300	633
Tatneft ADR	86,665	2,384
Uralkali GDR	53,986	1,021
Uralsvyazinform ADR	29,100	89

		36,425

Singapore — 0.8%
ComfortDelgro	309,000	277
DBS Group Holdings	315,000	2,586
Fraser and Neave	167,000	462
Haw Par	18,000	57
Jardine Cycle & Carriage	48,000	548
Keppel	102,000	513
NatSteel	47,000	41
Oversea-Chinese Banking	732,000	3,695
SembCorp Industries	125,000	271
SIA Engineering	68,000	123
Singapore Airlines	78,000	676
Singapore Exchange	106,000	543
Singapore Land	4,000	15
Singapore Petroleum	42,000	178
Singapore Technologies Engineering	438,000	710
Singapore Telecommunications (A)	1,106,000	2,315
United Industrial	6,000	8
United Overseas Bank	241,000	2,390
UOB-Kay Hian Holdings	124,000	116
UOL Group	80,000	184
Wilmar International (A)	2,041,000	7,013

		22,721

South Africa — 1.2%
ABSA Group	91,302	1,160
African Bank Investments	300,909	974
AngloGold Ashanti	13,500	573
Assore	3,875	234
AST Group	422,010	25
Aveng	134,400	586
DataTec	72,000	147
DRDGOLD	123,839	125
Enaleni Pharmaceuticals*	75,740	33
FirstRand	154,800	264
Freeworld Coatings	108,000	80

128	SEI Institutional Investments Trust / Annual Report / May 31, 2009

Description	Shares	Market Value ($ Thousands)

Gold Fields	286,661	$3,878
Grindrod	433,466	845
Group	173,526	2,503
Harmony Gold Mining*	164,735	1,984
Hosken Consolidated Investments	12,750	70
Iliad Africa	44,000	41
Impala Platinum Holdings	149,120	3,606
Imperial Holdings	27,000	203
Investec	144,000	790
Lewis Group	36,000	202
Medi-Clinic	180,000	443
Metropolitan Holdings	204,000	296
Mondi	132,319	594
Mr Price Group	133,789	453
Nedbank Group	98,000	1,093
Omnia Holdings	2,522	16
Reunert	117,359	601
Sanlam	1,077,670	2,307
Santam	9,592	94
Sappi	593,837	2,034
Sasol (A)	90,849	3,409
Standard Bank Group	226,000	2,330
Steinhoff International Holdings	480,000	778
Tiger Brands	33,490	581
Wilson Bayly Holmes-Ovcon	15,591	201

		33,553

South Korea — 2.4%
Daeduck GDS	23,060	170
Daewoo Shipbuilding & Marine Engineering	36,510	602
Daou Technology	14,800	98
Dongbu Insurance	24,650	483
Dongwon Industries	310	24
GS Holdings	29,500	740
GS Home Shopping	5,059	276
Hana Financial Group	45,280	1,086
Handsome	9,840	73
Hanwha	15,730	442
Hyundai Department Store	10,390	688
Hyundai Development	54,958	1,810
Hyundai Heavy Industries	10,380	1,800
Kangwon Land	75,310	983
KISCO Holdings	4,036	215
Kolon Industries	3,470	118
Korea Development Financing	2,340	56
Korea Electric Power	88,480	2,013
Korea Zinc	5,660	646
KT	49,410	1,341
KT Freetel	46,210	840
KT&G	37,230	2,022
Kyeryong Construction Industrial	10,480	206
LG	134,652	6,982
LG Chemical	15,260	1,870

Description	Shares	Market Value ($ Thousands)

LG Dacom	27,270	$401
LG Electronics	50,217	4,841
LG Hausys*	1,304	126
LG Telecom	88,500	600
LG.Philips LCD	82,650	1,947
Lotte Shopping	6,620	1,276
MegaStudy	5,258	945
Namyang Dairy Products	74	30
Pacific	4,540	454
POSCO	7,081	2,371
S&T Holdings	4,400	43
Samsung Electronics	23,936	10,703
Samsung Fire & Marine Insurance	16,384	2,394
Samsung Heavy Industries	6,610	160
SeAH Holdings	317	17
Shinhan Financial Group	47,271	1,191
Shinsegae	10,409	3,643
SK Gas	710	32
SK Holdings	61,946	5,389
SK Telecom	10,508	1,472
S-Oil	12,140	560
Woori Investment & Securities	2,030	27
Youngone	17,620	136

		64,342

Spain — 2.6%
Abertis Infraestructuras	26,127	495
Acerinox (A)	21,352	388
ACS Actividades Construcciones y
Servicios (A)	57,155	2,991
Banco Bilbao Vizcaya
Argentaria (A)	439,956	5,365
Banco de Sabadell	114,017	731
Banco de Valencia	28,108	276
Banco Popular Espanol (A)	51,288	458
Banco Santander	4,786	50
Banco Santander Central Hispano	1,339,919	14,253
Bankinter (A)	59,505	738
EDP Renovaveis*	22,044	235
Enagas	23,312	433
Financiera Alba	15,634	737
Fomento de Construcciones y Contratas	2,297	92
Gas Natural	69,785	1,265
Gestevision Telecinco	7,209	71
Grifols	52,793	956
Iberdrola	443,923	3,817
Inditex	17,710	802
Indra Sistemas*	30,928	708
Mapfre	111,502	389
Red Electrica	20,738	975
Repsol	437,189	9,859
Sacyr Vallehermoso (A)	49,800	817
Telefonica (A)	1,110,888	24,094
Zardoya Otis (A)	34,473	773

		71,768

SEI Institutional Investments Trust / Annual Report / May 31, 2009	129

SCHEDULE OF INVESTMENTS

World Equity Ex-US Fund (Continued)

May 31, 2009

Description	Shares	Market Value ($ Thousands)

Sweden — 1.4%
Acando	10,251	$17
Alfa Laval (A)	15,028	144
Assa Abloy, Cl B	35,802	474
Atlas Copco, Cl A (A)	16,909	171
Atlas Copco, Cl B	15,150	137
Boliden	64,333	503
Electrolux, Cl B	46,590	591
Elekta, Cl B (A)	13,142	183
Eniro (A)	46,184	62
Getinge, Cl B	10,415	140
Hennes & Mauritz, Cl B (A)	74,108	3,543
Holmen, Cl B	13,856	344
Husqvarna, Cl B	43,855	255
Investor, Cl B	134,528	2,107
Lundbergforetagen, Cl B	1,229	50
Lundin Petroleum* (A)	350,394	3,129
Meda, Cl A	55,400	405
Millicom International Cellular*	1,890	116
Nordea Bank	182,861	1,467
Scania, Cl B (A)	28,265	287
Securitas, Cl B (A)	91,848	785
Skandinaviska Enskilda Banken, Cl A (A)	181,030	798
Skanska, Cl B	31,679	351
SKF, Cl B (A)	21,066	249
SSAB, Cl A	5,015	67
Svenska Cellulosa, Cl B	401,802	4,654
Svenska Handelsbanken, Cl A (A)	34,535	673
Swedbank (A)	146,202	875
Swedish Match (A)	275,211	4,426
Tele2, Cl B (A)	26,273	265
Telefonaktiebolaget LM Ericsson, Cl B (A)	722,435	6,682
TeliaSonera (A)	532,933	2,747
Volvo, Cl A	21,723	139
Volvo, Cl B	11,334	73
West Siberian Resources GDR*	1,598,895	1,066

		37,975

Switzerland — 5.7%
ABB	453,109	7,501
ACE	104,735	4,607
Actelion*	37,621	1,952
Addax Petroleum	10,800	354
Adecco	12,027	527
Baloise Holding	42,274	3,372
Banque Cantonale Vaudoise	2,733	1,050
Clariant	38,000	225
Compagnie Financiere Richemont	2,390	52
Credit Suisse Group (A)	221,841	9,969
Elektrizitaets-Gesellschaft Laufenburg	83	82
Ferrexpo (GBP)	89,602	236

Description	Shares	Market Value ($ Thousands)

Geberit	3,532	$436
Givaudan	527	347
Helvetia Holding	1,660	453
Holcim*	34,280	1,818
Kuehne + Nagel International	5,273	414
Lindt & Spruengli	315	573
Lonza Group	4,807	499
Nestle	828,240	30,196
Nobel Biocare Holding	3,284	76
Novartis	639,572	25,626
Pargesa Holding	3,142	214
Paris RE Holdings	26,050	507
Roche Holding	90,813	12,450
Schindler Holding	6,265	374
SGS	467	586
Sonova Holding	2,301	171
STMicroelectronics	14,917	111
Straumann Holding	348	66
Sulzer	10,450	705
Swatch Group	30,877	1,074
Swiss Life Holding	2,126	180
Swiss Reinsurance	53,780	1,756
Swisscom	16,147	4,793
Syngenta	45,891	11,207
Synthes	6,833	704
Transocean*	12,931	1,028
UBS	552,762	8,343
Valora Holding	534	105
Vontobel Holding	921	24
Xstrata	820,669	9,184
Zurich Financial Services	66,725	12,503

		156,450

Taiwan — 2.8%
Acer	830,301	1,517
Advanced Semiconductor Engineering	3,680,005	2,313
Asia Optical	143,000	184
Asustek Computer	898,231	1,279
AU Optronics ADR (A)	267,700	2,781
Cathay Financial Holding	761,000	1,247
Chang Hwa Commercial Bank	389,000	196
China Bills Finance*	935,000	284
China Manmade Fibers	746,000	157
Chinatrust Financial Holding	6,381,618	4,259
Chunghwa Telecom	2,876,790	5,497
Compal Electronics	1,690,598	1,444
CTCI	330,432	311
Far Eastern Textile	2,413,000	2,761
Far EasTone Telecommunications	1,477,000	1,713
Fubon Financial Holding	1,439,000	1,414
Gigabyte Technology	248,000	167
High Tech Computer	79,000	1,289
HON HAI Precision Industry GDR	467,804	3,181
HON HAI Precision Industry	1,728,616	6,623

130	SEI Institutional Investments Trust / Annual Report / May 31, 2009

Description	Shares	Market Value ($ Thousands)

Lite-On Technology	1,283,737	$1,140
Macronix International	1,812,000	842
MediaTek	363,889	4,535
Mega Financial Holding	2,383,000	1,213
Micro-Star International	144,716	105
POU Chen	468,000	310
Quanta Computer	1,006,529	1,627
Shinkong Synthetic Fibers	348,000	99
Siliconware Precision Industries	20,172	27
Synnex Technology International	617,000	1,021
Taiwan Cooperative Bank	2,040,850	1,350
Taiwan Fertilizer	1,186,000	3,822
Taiwan Glass Industrial	354,000	247
Taiwan Mobile	464,000	826
Taiwan Semiconductor Manufacturing ADR (A)	702,289	7,683
Taiwan Semiconductor
Manufacturing	4,535,455	8,394
Teco Electric and Machinery	826,000	375
United Microelectronics	4,754,000	1,932
United Microelectronics ADR	260,600	834
Wistron	60,000	95

		75,094

Thailand — 0.4%
Bangkok Bank NVDR	825,900	2,125
Bank of Ayudhya	2,241,900	766
Bumrungrad Hospital	800,300	643
Electricity Generating	40,200	82
Kasikornbank	546,900	934
Precious Shipping	757,500	379
PTT	370,000	2,386
Ratchaburi Electricity Generating Holding	201,800	221
Siam City Bank	394,800	161
Siam Commercial Bank	1,458,700	2,876
Thanachart Capital	478,600	181
Tisco Financial Group*	139,200	69
Total Access Communication	838,400	687

		11,510

Turkey — 0.7%
Akbank	280,000	1,173
Aksa Akrilik Kimya Sanayii*	57,000	81
Anadolu Efes Biracilik Ve Malt Sanayii	110,623	900
Anadolu Hayat Emeklilik	315,909	—
Anadolu Sigorta	128,000	101
Cimsa Cimento Sanayi VE Tica	198,059	523
Eczacibasi Ilac Sanayi	243,000	197
Haci Omer Sabanci Holding	408,510	1,242
Izmir Demir Celik Sanayi*	44,000	68
KOC Holding*	435,000	994
Petrol Ofisi*	96,240	319
Tekfen Holding*	221,572	546

Description	Shares	Market Value ($ Thousands)

Trakya Cam Sanayi*	90,000	$71
Tupras Turkiye Petrol Rafine	229,028	2,835
Turk Ekonomi Bankasi*	2,033,418	1,494
Turk Hava Yollari	208,736	1,204
Turk Sise ve Cam Fabrikalari	448,000	379
Turkcell Iletisim Hizmet	137,041	726
Turkiye Sinai Kalkinma Bankasi*	996,618	709
Turkiye Vakiflar Bankasi Tao, Cl D	4,726,499	6,470

		20,032

United Kingdom — 13.3%
Admiral Group	20,579	287
Aggreko	64,858	617
Amec	306,207	3,364
Amlin	144,785	823
Anglo American	163,892	4,728
Antofagasta	614,409	6,310
Arriva	4,800	34
Associated British Foods	20,520	244
AstraZeneca	532,961	22,186
Autonomy*	257,467	6,432
Aviva	402,446	2,179
Avocet Mining*	53,317	68
Babcock International Group	118,507	889
BAE Systems	1,982,293	11,008
Balfour Beatty	337,213	1,862
Barclays	1,647,301	7,986
BBA Aviation	56,038	111
Beazley Group	23,082	38
Berkeley Group Holdings*	53,400	769
BG Group	650,269	11,921
BHP Billiton	590,620	14,123
BP	3,509,907	28,947
British American Tobacco	565,039	15,452
British Land‡	24,853	157
British Sky Broadcasting Group	66,200	475
BT Group, Cl A	3,253,414	4,597
Bunzl	36,091	299
Burberry Group	10,055	62
Cable & Wireless	1,272,123	2,776
Cadbury	692,466	6,033
Cairn Energy*	10,375	421
Cape*	112,128	278
Capita Group	48,374	561
Carillion	5,351	23
Carnival	76,718	1,992
Centrica	2,616,143	10,423
Charter International	21,871	187
Close Brothers Group	69,700	743
Cobham	553,060	1,598
Compass Group	1,001,578	5,812
De La Rue	12,306	165
Delta	27,337	53
Derwent London‡	78,853	1,077

SEI Institutional Investments Trust / Annual Report / May 31, 2009	131

SCHEDULE OF INVESTMENTS

World Equity Ex-US Fund (Continued)

May 31, 2009

Description	Shares	Market Value ($ Thousands)

Diageo	345,355	$4,719
Drax Group	60,228	478
DS Smith	173,654	206
Enterprise Inns	24,874	60
Eurasian Natural Resources	213,086	2,257
Evolution Group	39,630	89
Firstgroup	160,551	964
Friends Provident	374,756	408
GlaxoSmithKline	646,882	10,914
Group 4 Securicor	528,167	1,806
Hamworthy	22,253	74
Hays	2,218,433	2,959
Healthcare Locums	55,412	161
Home Retail Group	364,234	1,372
HSBC Holdings	3,139,415	28,371
ICAP	43,656	279
IMI	33,170	186
Imperial Tobacco Group	216,061	5,607
Informa	56,288	221
Inmarsat	153,376	1,279
Intercontinental Hotels Group	36,029	382
International Power	22,000	98
Intertek Group	69,190	1,178
Invensys*	186,944	708
Investec	580,349	3,241
J Sainsbury	94,602	477
Johnson Matthey	11,386	224
Kazakhmys	38,678	437
Kingfisher	1,567,520	4,513
Ladbrokes	23,481	76
Legal & General Group	1,685,007	1,653
Lloyds Banking Group	1,210,950	1,330
LogicaCMG	343,912	411
London Stock Exchange Group	16,233	182
Lonmin	2,403	56
Man Group	42,580	168
Marks & Spencer Group	60,161	277
Marston’s	36,439	100
Meggitt	235,494	606
National Express Group	42,892	225
National Grid	441,317	4,269
Next	32,386	767
Old Mutual	2,267,683	2,717
Pace*	47,949	155
Pearson	155,206	1,649
Persimmon	98,295	583
Petrofac	99,571	1,067
Prudential	123,204	855
QinetiQ	37,581	89
Reckitt Benckiser Group	159,850	6,947
Reed Elsevier	166,766	1,351
Rexam	798,496	4,030
Rio Tinto	118,969	5,408
Rolls-Royce Group	90,019	480

Description	Shares	Market Value ($ Thousands)

Royal & Sun Alliance Insurance Group	1,335,128	$2,727
Royal Bank of Scotland Group	278,239	172
SABMiller	122,884	2,531
Sage Group	1,140,775	3,520
Schroders	32,150	450
Scottish & Southern Energy	52,482	991
Serco Group	191,723	1,252
Severn Trent	9,431	171
Shire	130,636	1,808
Smith & Nephew	49,843	363
Smiths Group	103,884	1,219
Spectris	7,378	60
Standard Chartered	770,269	15,719
Tate & Lyle	337,131	1,630
Telecity Group*	24,008	118
Tesco	617,070	3,658
Thomas Cook Group	68,912	248
Thomson Reuters	44,732	1,228
Tomkins	213,136	489
Travis Perkins	2,792	25
TUI Travel	58,895	237
Tullett Prebon	191,155	919
Tullow Oil	138,987	2,243
Unilever	123,219	2,901
United Business Media	35,289	249
United Utilities Group	59,498	517
Vedanta Resources	10,354	267
Vodafone Group	11,855,939	22,252
Whitbread	3,548	50
WM Morrison Supermarkets	450,624	1,773
Wolseley	5,500	93
WPP	508,710	3,793

		360,902

United States — 0.0%
Thomson Reuters (CAD)	41,700	1,268

Total Common Stock (Cost $2,421,192) ($ Thousands)		2,528,789

PREFERRED STOCK — 2.0%

Brazil — 1.8%
Banco Bradesco	322,900	4,896
Banco Daycoval	41,800	157
Brasil Telecom	179,700	1,294
Centrais Eletricas Brasileiras, Cl B	133,000	1,724
Centrais Eletricas de Santa Catarina	24,000	398
Cia Energetica de Minas Gerais	57,000	756
Cia Paranaense de Energia	97,000	1,379
Cia Vale do Rio Doce, Cl A	410,300	6,764
Confab Industrial	215,648	475
Construtora Sultepa	3,000	7
Duratex	23,300	219
Ferbasa-Ferro Ligas DA Bahia	46,000	174

132	SEI Institutional Investments Trust / Annual Report / May 31, 2009

Description	Shares/Face Amount ($ Thousands)	Market Value ($ Thousands)

Fertilizantes Fosfatados	187,500	$1,580
Itau Unibanco Holding	244,084	3,947
Marcopolo	237,400	542
NET Servicos de Comunicacao*	334,000	3,307
Parana Banco	28,400	90
Petroleo Brasileiro	943,200	16,472
Randon Participacoes	116,600	548
Tekno Industria e Comercio	434	14
Telecomunicacoes de Sao Paulo	52,600	1,217
Telegraph Norte Leste Participacoes	34,100	604
Telemar Norte Leste	15,700	453
Telemig Celular Participacoes	4,000	109
Tim Participacoes	350,600	689
Universo Online	31,300	115

		47,930

France — 0.1%
Bureau Veritas	33,145	1,640

Germany — 0.1%
Draegerwerk	3,838	110
Fresenius	454	26
Henkel	4,566	141
KSB	133	54
Porsche Automobil Holding	32,104	1,970
RWE	11,388	827
Volkswagen (A)	12,992	931

		4,059

Italy — 0.0%
Unipol Gruppo Finanziario	47,789	43

Total Preferred Stock (Cost $47,377) ($ Thousands)		53,672

MORTGAGE-BACKED SECURITIES — 1.5%

Agency Mortgage-Backed Obligations — 0.9%
FHLMC CMO STRIPS, Ser 232, Cl IO,IO
5.000%, 08/01/35	$6,809	1,163
FHLMC CMO STRIPS, Ser 245, Cl IO, IO
5.000%, 05/15/37	984	171
FNMA TBA
6.500%, 06/01/37	8,100	8,629
6.000%, 06/17/19 to 06/01/37	10,150	10,650
4.500%, 06/12/37	2,150	2,166

		22,779

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Non-Agency Mortgage-Backed Obligations — 0.6%
Adjustable Rate Mortgage Trust, Ser 2005-5, Cl 1A1
4.188%, 09/25/35 (E)	$771	$385
Banc of America Funding, Ser 2006-A, Cl 2A2
5.175%, 02/20/36 (E)	125	12
Bear Stearns Alt-A Trust, Ser 2004-12, Cl 2A2
4.991%, 01/25/35 (E)	556	313
Citigroup Mortgage Loan Trust, Ser 2007-AR5, Cl 1A2A
5.602%, 04/25/37 (E)	2,135	1,031
Countrywide Alternative Loan Trust, Ser 2004-33, Cl 1A1
4.979%, 12/25/34 (E)	247	167
Countrywide Home Loan Mortgage Pass Through Trust, Ser 2006-HYB2, Cl 1A1
5.295%, 04/20/36 (E)	1,236	626
Countrywide Home Loan Mortgage Pass Through Trust, Ser 2007-HYB2, Cl 3A1
5.388%, 02/25/47 (E)	812	428
Countrywide Home Loan Mortgage Pass-Through Trust, Ser 2004-22, Cl A1
5.080%, 11/25/34 (E)	450	343
Countrywide Home Loan Mortgage Pass-Through Trust, Ser 2007-HYB1, Cl 1A1
5.445%, 03/25/37 (E)	1,162	530
Deutsche ALT-A Securities Alternate Loan Trust, Ser 2006- AB3, Cl A1
6.250%, 06/30/36 (E)	506	348
DSLA Mortgage Loan Trust, Ser 2004-AR4, Cl B1
0.928%, 01/19/45 (E)	253	15
First Horizon Asset Securities, Ser 2006-AR3, Cl 1A1
5.648%, 11/25/36 (E)	1,138	833
GMAC Commercial Mortgage Securities, Ser 2004-C2, Cl A2
4.760%, 08/10/38	552	544
Indymac Index Mortgage Loan Trust, Ser 2004-AR6, Cl 1A
4.933%, 10/25/34 (E)	78	50
LB-UBS Commercial Mortgage Trust, Ser 2003-C7, Cl A2
4.064%, 09/15/27 (E)	519	515
LB-UBS Commercial Mortgage Trust, Ser 2001-WM, Cl A2
6.530%, 07/14/16 (B)	460	475

SEI Institutional Investments Trust / Annual Report / May 31, 2009	133

SCHEDULE OF INVESTMENTS

World Equity Ex-US Fund (Continued)

May 31, 2009

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Master Adjustable Rate Mortgages Trust, Ser 2004-6, Cl 2A1
4.360%, 07/25/34 (E)	$605	$447
Master Adjustable Rate Mortgages Trust, Ser 2005-2, Cl 3A1
4.788%, 03/25/35 (E)	742	378
Merrill Lynch Mortgage Trust, Ser 2006-1, Cl 1A
4.941%, 02/25/36 (E)	1,048	512
Morgan Stanley Capital I, Ser 2005-HQ5, Cl A2
4.809%, 01/14/42	815	823
Morgan Stanley Mortgage Loan Trust, Ser 2007-11AR, Cl 2A5
5.819%, 06/25/37 (E)	817	396
Morgan Stanley Mortgage Loan Trust, Ser 2007-14AR, Cl 6A1
6.303%, 11/25/37 (E)	2,709	1,444
Nomura Asset Acceptance, Ser 2004-R1, Cl A1
6.500%, 03/25/34 (B)	269	241
Nomura Asset Acceptance, Ser 2004-R2, Cl A1
6.500%, 10/25/34 (B) (E)	310	259
Nomura Asset Acceptance, Ser 2007-1, Cl 1A1A
5.995%, 03/25/47 (H)	1,085	750
Residential Accredit Loans, Ser 2005-QA3, Cl NB2
5.212%, 03/25/35 (E)	1,200	586
Residential Accredit Loans, Ser 2006-QO1, Cl 2A3
0.709%, 02/25/46 (E)	237	25
Residential Asset Securitization Trust, Ser 2004-IP2, Cl 3A1
5.022%, 12/25/34 (E)	950	724
Salomon Brothers Mortgage Securities VII, Ser 2000-C1, Cl A2
7.520%, 07/18/09 (E)	597	602
Structured Adjustable Rate Mortgage Loan Trust, Ser 2006-3, Cl 2A1
5.949%, 04/25/36 (E)	3,577	2,027
Structured Adjustable Rate Mortgage Loan Trust, Ser 2007-9, Cl 2A1
5.967%, 10/25/47 (E)	1,679	835
Structured Asset Securities, Ser 2006-NC1, Cl A4
0.459%, 05/25/36 (E)	300	137
Wells Fargo Mortgage Backed Securities Trust, Ser 2004-I, Cl B1
4.618%, 07/25/34 (E)	54	26

		16,827

Total Mortgage-Backed Securities (Cost $51,132) ($ Thousands)		39,606

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES — 0.5%

Automotive — 0.0%
Honda Auto Receivables Owner Trust, Ser 2009-2, Cl A2
2.220%, 08/15/11	$685	$689
USAA Auto Owner Trust, Ser 2009-1, Cl A2
2.640%, 08/15/11	950	959

		1,648

Credit Cards — 0.1%
American Express Credit Account Master Trust, Ser 2003-3, Cl A
1.670%, 05/15/12 (E)	585	585
Bank of America Credit Card Trust, Ser 2006-A6, Cl A6
0.374%, 11/15/13 (E)	460	449
Chase Issuance Trust, Ser 2007- A10
0.384%, 06/16/14 (E)	460	444
MBNA Credit Card Master Note Trust, Ser 2003-A4, Cl A4
0.564%, 09/17/12 (E)	1,520	1,510

		2,988

Mortgage Related Securities — 0.4%
ACE Securities, Ser 2003-NC1, Cl M
1.479%, 07/25/33 (E)	650	357
ACE Securities, Ser 2003-OP1, Cl M1
1.009%, 12/25/33 (E)	300	141
Aegis Asset Backed Securities Trust, Ser 2003-3, Cl M1
1.359%, 01/25/34 (E)	38	14
Ameriquest Mortgage Securities, Ser 2003-2, Cl M1
1.659%, 03/25/33 (E)	382	197
Argent Securities, Ser 2003-W5, Cl M1
1.009%, 10/25/33 (E)	250	134
Argent Securities, Ser 2003-W9, Cl M1
0.999%, 03/25/34 (E)	369	223
Asset-Backed Securities Home Equity, Ser 2003-HE5, Cl M1
1.469%, 09/15/33 (E)	433	255
Citicorp Residential Mortgage Securities, Ser 2006-2, Cl A4
5.775%, 09/25/36 (H)	920	765
Citigroup Mortgage Loan Trust, Ser 2007-AMC2, Cl A3A
0.389%, 01/25/37 (E)	845	606
CNH Equipment Trust, Cl A2
2.400%, 05/16/11	1,025	1,027

134	SEI Institutional Investments Trust / Annual Report / May 31, 2009

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Countrywide Asset-Backed Certificates, Ser 2003-5, Cl MV2
1.909%, 01/25/34 (E)	$249	$112
Credit Suisse Asset-Backed Mortgage Backed Trust, Ser 2007-1, Cl 1A1A
5.898%, 12/25/37 (E)	2,554	1,353
First Franklin Mortgage Loan Asset Backed Certificates, Ser 2005-FF9, Cl A3
0.589%, 10/25/35 (E)	681	543
Home Equity Asset NIM Trust, Ser 2003-4, Cl M2
2.709%, 10/25/33 (E)	188	117
Home Equity Asset Trust, Ser 2006-5, Cl 2A3
0.459%, 10/25/36 (E)	250	98
Merrill Lynch Mortgage Investors, Ser 2003-HE1, Cl M2
1.959%, 07/25/34 (E)	49	12
Morgan Stanley ABS Capital I, Ser 2003-NC10, Cl M1
1.329%, 10/25/33 (E)	571	345
Morgan Stanley ABS Capital I, Ser 2005-HE6, Cl A2C
0.629%, 11/25/35 (E)	1,600	896
Option One Mortgage Loan Trust, Ser 2003-5, Cl M1
0.959%, 08/25/33 (E)	95	46
Residential Asset Mortgage Products, Ser 2003-RS11, Cl MII1
1.404%, 12/25/33 (E)	54	19
Resmae Mortgage Loan Trust, Ser 2006-1, Cl A2B
0.459%, 02/25/36 (B) (E)	1,500	672
Securitized Asset Backed Receivables LLC Trust, Ser 2005-HE1, Cl A3C
0.639%, 10/25/35 (E)	335	282
Structured Asset Investment Loan Trust, Ser 2003-BC4, Cl M2
3.309%, 06/25/33 (E)	159	81
Structured Asset Securities, Ser 2007-BC1, Cl A4
0.439%, 02/25/37 (E)	1,350	381
Structured Asset Securities, Ser 2007-GEL2, Cl A1
0.459%, 05/25/37 (B) (E)	2,133	1,476
Terwin Mortgage Trust, Ser 2006-6, Cl 2A1
4.500%, 06/25/36	215	37

		10,189

Total Asset-Backed Securities (Cost $21,403) ($ Thousands)		14,825

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

	Number of Rights

RIGHTS — 0.0%

Australia — 0.0%
Billabong, Expires 06/23/09*	2,102	$—
Bluescope Steel, Expires 06/08/09*	168,500	112
General Property Trust, Expires 06/18/09*	239,898	31
Pacific Brands, Expires 06/16/09*	173,952	25
Santos, Expires 06/18/09*	14,387	38

		206

Belgium — 0.0%
Fortis, Expires 07/01/14* (A) (F)	261,082	—

France — 0.0%
Casino Guichard Perrachon, Expires 01/13/10*	1,731	—

Spain — 0.0%
Bankinter SA, Expires 06/04/09* (A)	59,505	46

Sweden — 0.0%
Eniro AB, Expires 06/18/09*	138,552	89

United Kingdom — 0.0%
Lloyds Banking Group, Expires 06/08/09*	752,363	359
Travis Perkins, Expires 06/15/09*	1,954	5

		364

Total Rights (Cost $734) ($ Thousands)		705

	Number of Warrants

WARRANT — 0.0%

Italy — 0.0%
Unione di Banche Italiane SCPA, Expires 06/30/11* (A)	51,612	—

Total Warrant (Cost $0) ($ Thousands)		—

CORPORATE OBLIGATIONS — 0.0%

United States — 0.0%
Discover Financial Services 6.450%, 06/12/17 (B)	$175	142
Shinsei Finance Cayman 6.418%, 01/29/49 (B) (E)	545	169

Total Corporate Obligations (Cost $720) ($ Thousands)		311

SEI Institutional Investments Trust / Annual Report / May 31, 2009	135

SCHEDULE OF INVESTMENTS

World Equity Ex-US Fund (Continued)

May 31, 2009

Description	Face Amount ($ Thousands)/Shares		Market Value ($ Thousands)

U.S. TREASURY OBLIGATIONS (C) (D) — 0.4%
U.S. Treasury Bills 0.255%, 06/11/09		$8,800	$8,800
0.146%, 08/20/09		2,300	2,299
0.330%, 12/17/09		15	15

Total U.S. Treasury Obligations (Cost $11,114) ($ Thousands)			11,114

AFFILIATED PARTNERSHIP — 6.9%

United States — 6.9%
SEI Liquidity Fund, L.P., 0.820%†** (G)		191,730,062	189,087

Total Affiliated Partnership (Cost $191,730) ($ Thousands)			189,087

TIME DEPOSITS — 2.1%

United States — 2.1%
Brown Brothers Harriman 7.250%, 06/01/09	ZAR	5,566	693
2.072%, 06/01/09	AUD	54	44
2.000%, 06/01/09	DKK	2,347	446
1.550%, 06/01/09	NZD	11	7

Description	Shares/Face Amount ($ Thousands)		Market Value ($ Thousands)

0.638%, 06/01/09	NOK	$ 48	$8
0.138%, 06/01/09	EUR	996	1,409
0.098%, 06/01/09	GBP	256	413
0.066%, 06/01/09	CAD	262	239
0.063%, 06/01/09	SEK	7,512	991
0.060%, 06/01/09		49,649	49,649
0.020%, 06/01/09	CHF	841	788
0.020%, 06/01/09	HKD	5,194	670
0.010%, 06/01/09	JPY	92,415	968
0.005%, 06/01/09	SGD	106	73

Total Time Deposits (Cost $56,398) ($ Thousands)			56,398

CASH EQUIVALENT — 0.5%

United States — 0.5%
SEI Daily Income Trust, Prime Obligation Fund, Cl A, 0.260%†**		13,156,981	13,157

Total Cash Equivalent (Cost $13,157) ($ Thousands)			13,157

Total Investments — 106.8% (Cost $2,814,957) ($ Thousands)			$2,907,664

A summary of outstanding swap agreements held by the fund at May 31, 2009, is as follows:

Total Return Swaps
Counterparty	Reference Entity/Obligation	Fund Pays	Fund Receives	Termination Date	Notional Amount (Thousands)	Net Unrealized Appreciation ($Thousands)
Merrill Lynch	MSCI Daily TR Net EAFE USD Market Index	3-Month LIBOR Minus 48 Bps	Price Return	06/30/09	$10,951	$3,119
Merrill Lynch	MSCI Daily TR Net EAFE USD Market Index	3-Month LIBOR Minus 50 Bps	Price Return	08/01/09	9,729	1,141
Morgan Stanley	MSCI Daily TR Net EAFE USD Market Index	3-Month LIBOR	Price Return	01/13/10	25,491	4,373

						$8,633

Credit Default Swaps
Counterparty	Reference Entity/Obligation	Buy/Sell Protection	(Pays)/ Receives Rate	Termination Date	Notional Amount (Thousands)	Net Unrealized Appreciation ($Thousands)
Bank of America	Radian Group Inc., 7.750%, 06/01/11	BUY	(0.39)%	12/20/13	$1,000	$449
JPMorgan Chase Bank	Hasbro Inc., 2.750%, 12/01/21	BUY	(0.39)	12/20/11	1,000	13
JPMorgan Chase Bank	Jones Apparel Group., 5.125%, 11/15/14	BUY	(0.77)	12/20/11	1,000	59
JPMorgan Chase Bank	Radian Group Inc., 7.750%, 06/01/11	BUY	(0.39)	12/20/13	1,000	395
Merrill Lynch	MDC Holdings Inc., 5.500%, 05/15/13	BUY	(0.90)	12/20/11	1,000	4

						$920

136	SEI Institutional Investments Trust / Annual Report / May 31, 2009

A summary of the open futures contracts held by the Fund at May 31, 2009, is as follows:

Type of Contract	Number of Contracts Long (Short)	Expiration Date	Unrealized Appreciation (Depreciation) ($ Thousands)
DJ Euro Stoxx 50 Index	424	Jun-2009	$2,929
FTSE 100 Index	123	Jun-2009	917
Hang Seng Index	9	Jun-2009	66
MSCI EAFE Index E-MINI	(171)	Jun-2009	(3,043)
MSCI Emerging Markets E-MINI	311	Jun-2009	4,177
Nikkei 225 Index	72	Jun-2009	732
S&P TSE 60 Index	58	Jun-2009	1,323
SPI 200 Index	35	Jun-2009	193
Topix Index	85	Jun-2009	1,501
U.S. 10-Year Treasury Note	15	Sep-2009	(32)
U.S. 5-Year Treasury Note	15	Sep-2009	(13)

			$8,750

A summary of the outstanding forward foreign currency contracts held by the Fund at May 31, 2009, is as follows:

Maturity Date	Currency to Deliver (Thousands)		Currency to Receive (Thousands)		Unrealized Appreciation (Depreciation) ($ Thousands)
6/11/09-6/19/09	USD	40,088	CAD	46,095	$1,989
6/19/09	AUD	3,900	JPY	259,000	(403)
6/19/09	CAD	3,260	USD	2,950	(26)
6/19/09	HKD	148,594	USD	19,173	2
6/19/09	JPY	259,000	AUD	4,162	613
6/19/09	MXP	89,399	USD	6,902	129
6/19/09	SGD	2,973	USD	2,056	(1)
6/19/09	USD	21,324	AUD	27,661	785
6/19/09	USD	15,671	GBP	10,023	489
6/19/09	USD	2,977	HKD	23,072	—
6/19/09	USD	1,171	MXP	15,352	(8)
6/19/09	USD	5,239	SGD	7,660	63
6/19/09	USD	5,564	ZAR	46,670	227
6/19/09-7/21/09	USD	8,674	EUR	6,190	86
6/19/09-7/21/09	USD	4,520	NZD	7,758	439
6/19/09-7/22/09	NOK	4,018	USD	626	(13)
6/19/09-10/21/09	AUD	4,500	USD	3,575	(19)
6/19/09-10/21/09	CHF	5,908	USD	5,236	(311)
6/19/09-10/21/09	JPY	1,631,148	USD	16,745	(356)
6/19/09-10/21/09	USD	37,879	JPY	3,644,548	321
6/19/09-11/20/09	CHF	4,300	NOK	25,019	(66)
6/19/09-11/20/09	EUR	8,937	JPY	1,185,000	(214)
6/19/09-11/20/09	EUR	1,485	USD	2,048	(52)
6/19/09-11/20/09	GBP	20,094	JPY	2,889,000	(2,086)
6/19/09-11/20/09	GBP	532	USD	859	1
6/19/09-11/20/09	JPY	1,185,000	EUR	9,424	903
6/19/09-11/20/09	JPY	2,889,000	GBP	20,520	2,773
6/19/09-11/20/09	NOK	25,747	CHF	4,300	(50)
6/19/09-11/20/09	NZD	8,418	USD	5,085	(294)
6/19/09-11/20/09	USD	3,946	NOK	25,082	40
6/22/09	EUR	2,670	SEK	28,560	(10)
6/22/09	SEK	28,560	EUR	2,705	59
6/22/09	SEK	16,236	USD	2,139	(3)
6/22/09	USD	8,403	SEK	64,628	124
6/23/09	AUD	0	GBP	0	—
7/21/09	EUR	2,992	SGD	5,900	(149)
7/21/09	SGD	5,900	EUR	2,962	106
7/21/09-10/21/09	AUD	8,333	CHF	7,000	(42)
7/21/09-10/21/09	CHF	7,000	AUD	8,774	393
7/21/09-10/21/09	CHF	23,000	GBP	13,636	378
7/21/09-10/21/09	GBP	13,579	CHF	23,000	(287)
7/21/09-11/20/09	CHF	21,100	EUR	14,060	81
7/21/09-11/20/09	EUR	14,150	CHF	21,100	(208)
7/22/09	JPY	259,000	NOK	19,546	388
7/22/09	NOK	18,973	JPY	259,000	(297)
8/21/09-9/21/09	NOK	17,841	SEK	22,100	87
8/21/09-9/21/09	SEK	22,100	NOK	17,386	(159)
8/21/09-11/20/09	GBP	6,570	SGD	14,800	(343)
8/21/09-11/20/09	JPY	502,000	NZD	9,159	550
8/21/09-11/20/09	NZD	8,499	JPY	502,000	(131)

Maturity Date	Currency to Deliver (Thousands)		Currency to Receive (Thousands)		Unrealized Appreciation (Depreciation) ($ Thousands)
8/21/09-11/20/09	SGD	14,800	GBP	6,620	$423
10/21/09	USD	2,541	CHF	2,900	184

					$6,105

Percentages	are based on a Net Assets of $2,721,757 ($ Thousands)

*	Non-income producing security.

**	The rate reported is the 7-day effective yield as of May 31, 2009.

†	Investment in Affiliated Security (see Note 4).

‡	Real Estate Investment Trust

(A)	This security or a partial position of this security is on loan at May 31, 2009. The total value of securities on loan at May 31, 2009 was $189,573 ($ Thousands).

(B)	Securities sold within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “accredited investors.” These securities have been determined to be liquid under guidelines established by the board of Trustees.

(C)	Zero coupon security. The rate reported on the Schedule of Investments is the effective yield at time of purchase.

(D)	Security, or portion thereof, has been pledged as collateral on open future contracts.

(E)	Variable Rate Security—The rate reported on the Schedule of Investments is the rate in effect as of May 31, 2009. The date reported on the Schedule of Investments is the next reset date.

(F)	Securities considered illiquid. The total value of such securities as of May 31, 2009 was $0 ($ Thousands) and represented 0.00% of Net Assets.

(G)	This security was purchased with cash collateral held from securities on loan (see Note 9). The total value of such securities as of May 31, 2009 was $189,087 ($ Thousands)

(H)	Step Bonds — The rate reflected on the Schedule of Investments is the effective yield on May 31, 2009. The coupon on a step bond changes on a Specified date.

ABS — Asset-Based Security

ADR — American Depositary Receipt

AUD — Australian Dollar

BRL — Brazilian Real

CAD — Canadian Dollar

CHF — Swiss Franc

Cl — Class

CMO — Collateralized Mortgage Obligation

DKK — Danish Krone

EUR — Euro

FHLMC — Federal Home Loan Mortgage Corporation

FNMA — Federal National Mortgage Association

GBP — British Pound Sterling

GDR — Global Depositary Receipt

HKD — Hong Kong Dollar

IO — Interest Only—face amount represents notional amount

JPY — Japanese Yen

LLC — Limited Liability Company

L.P. — Limited Partnership

LIBOR — London Interbank Offered Rate

MXP — Mexican Peso

NIM — Net Interest Margin

NOK — Norwegian Krone

NVDR — Non-Voting Depositary Receipt

NZD — New Zealand Dollar

SEK — Swedish Krone

Ser — Series

SGD — Singapore Dollar

STRIPS — Separately Traded Registered Interest and Principal Securities

TBA — To Be Announced

USD — U.S. Dollar

ZAR — South African Rand

Amounts designated as “—” are $O or have been rounded to $O.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Investments Trust / Annual Report / May 31, 2009	137

SCHEDULE OF INVESTMENTS

Screened World Equity Ex-US Fund

May 31, 2009

Description	Shares	Market Value ($ Thousands)

COMMON STOCK — 89.9%

Argentina — 0.0%
Telecom Argentina ADR*	2,500	$21

Australia — 3.9%
AGL Energy	1,200	14
ASX	400	11
Australia & New Zealand Banking Group	3,500	45
BHP Billiton	12,450	350
Billabong International	700	4
Brambles	1,100	5
Caltex Australia	4,132	40
CFS Retail Property Trust‡	1,900	3
Coca-Cola Amatil	2,100	14
Commonwealth Bank of Australia	3,071	87
Computershare	6,163	44
Crown	2,600	15
CSL	7,117	168
David Jones	1,800	5
Dexus Property Group‡	3,700	2
Energy Resources of Australia	600	12
Foster’s Group	4,400	17
Goodman Group‡	5,700	1
GPT Group‡	4,500	2
Harvey Norman Holdings	2,274	5
Incitec Pivot	3,000	7
ING Industrial Fund‡	10,649	2
JB Hi-Fi	1,950	20
Lion Nathan	1,500	14
Macquarie Group	466	12
Macquarie Infrastructure Group	20,000	23
Macquarie Office Trust‡	9,500	1
Metcash	4,000	13
National Australia Bank	5,200	93
Newcrest Mining	2,985	79
Nufarm	11,098	110
Origin Energy	3,850	46
Primary Health Care	400	2
QBE Insurance Group	1,200	19

Description	Shares	Market Value ($ Thousands)

Ramsay Health Care	200	$2
Rio Tinto	2,687	141
Salmat	3,690	11
Santos	200	2
Sigma Pharmaceuticals	2,500	2
Stockland‡	2,744	7
Suncorp-Metway	3,226	16
Tabcorp Holdings	1,996	12
Tatts Group	13,706	27
Telstra	8,300	21
Wesfarmers	4,703	82
Westfield Group‡	2,700	24
Westpac Banking	5,850	89
Woodside Petroleum	1,188	41
Woolworths	10,382	212
WorleyParsons	2,071	38

		2,012

Austria — 0.2%
Erste Group Bank	225	6
Mayr Melnhof Karton	13	1
OMV	1,870	77
Raiffeisen International Bank Holding	150	6
Strabag	432	10
Verbund - Oesterreichische Elektrizitaetswirtschafts, Cl A	460	25

		125

Belgium — 0.8%
Colruyt	112	27
Delhaize Group	290	22
Dexia	3,018	19
Fortis	9,835	37
Groupe Bruxelles Lambert	918	74
InBev	3,399	120
KBC Groep	864	18
Solvay	600	55
Telenet Group Holding*	1,017	20
UCB	300	10

		402

Brazil — 1.1%
Acos Villares	64,000	21
Banco Bradesco ADR	7,100	109
Banco do Brasil	8,100	88
Banestes Banco do Estado do Espirito Santo	1,500	7
Brascan Residential Properties	200	—
Camargo Correa Desenvolvimento Imobiliario	1,900	4
Cia de Saneamento Basico do Estado de Sao Paulo	5,000	78
Cia de Saneamento de Minas Gerais-COPASA (BRL)	2,500	33
EDP - Energias do Brasil	3,900	55

138	SEI Institutional Investments Trust / Annual Report / May 31, 2009

Description	Shares	Market Value ($ Thousands)

Eternit	1,500	$5
Ez Tec Empreendimentos e Participacoes	3,100	7
Gerdau	1,500	12
Grendene	600	5
Industrias Romi	1,600	7
Klabin Segall*	1,200	1
Natura Cosmeticos	3,800	49
Redecard	2,800	40
Souza Cruz	2,100	55
Tecnisa (Brazil)	94	—

		576

Canada — 7.3%
Agnico-Eagle Mines	495	30
Agrium	1,000	49
Alimentation Couche Tard, Cl B	1,200	15
Atco	500	16
ATS Automation Tooling Systems*	2,300	9
Bank of Montreal	3,830	153
Bank of Nova Scotia	2,800	98
Barrick Gold	4,899	185
BCE	600	14
Biovail	2,190	28
Bombardier, Cl B	29,700	102
Brookfield Asset Management, Cl A	2,100	36
Canadian Imperial Bank of Commerce	800	40
Canadian National Railway	2,900	124
Canadian Natural Resources	3,000	177
Canadian Oil Sands Trust	2,500	64
Canadian Utilities	500	16
Canfor*	1,300	7
Celestica*	100	1
CGI Group, Cl A*	9,800	91
Emera	900	16
Empire, Cl A	600	26
Enbridge	1,800	64
EnCana	7,319	403
First Quantum Minerals	200	9
George Weston	900	51
Gerdau Ameristeel	450	3
Goldcorp	5,730	227
Groupe Aeroplan	1,400	10
Husky Energy	900	27
IAMGOLD	2,938	33
Inmet Mining	1,600	63
Kinross Gold	4,700	95
Loblaw	100	3
Manulife Financial	900	19
Maple Leaf Foods	200	1
Metro, Cl A	1,700	60
National Bank of Canada	2,470	115
Nexen	707	17
Penn West Energy Trust	2,200	31
Petro-Canada	2,200	95

Description	Shares	Market Value ($ Thousands)

Potash Saskatchewan	700	$80
Power Corp of Canada	780	18
Power Financial	470	11
Provident Energy Trust	1,300	7
QLT*	2,400	5
Quebecor, Cl B	400	7
Research In Motion*	2,695	211
RONA*	500	6
Royal Bank of Canada	5,100	203
Saskatchewan Wheat Pool, Cl Common Subscription Recei*	3,300	28
Sherritt International	1,500	7
Sino-Forest, Cl A*	2,700	31
Stantec*	230	6
Suncor Energy	600	21
Talisman Energy	12,800	207
Teck Cominco, Cl B	2,800	44
TELUS, Cl A	1,400	40
Toronto-Dominion Bank	2,400	122
TransCanada	2,491	74
West Fraser Timber	400	11
Yamana Gold	1,000	12
Yellow Pages Income Fund	7,200	37

		3,811

Chile — 0.1%
Enersis ADR	4,500	77

China — 2.8%
Anhui Conch Cement	10,000	72
Anta Sports Products	41,000	45
Bank of China	420,000	191
Bank of Communications	103,000	96
China Coal Energy	37,000	45
China Communications Services	67,000	41
China Construction Bank	172,000	112
China Life Insurance	46,000	169
China Shenhua Energy	47,000	159
China Shineway Pharmaceutical Group	24,000	19
China Telecom	236,000	113
CSG Holding	9,700	8
Guangshen Railway	52,000	25
Huaneng Power International	26,000	17
Industrial & Commercial Bank of China	553,000	353
Jiangling Motors, Cl B	3,600	3
Shenzhou International Group Holdings	39,000	16

		1,484

Colombia — 0.0%
BanColombia ADR	600	17

Czech Republic — 0.2%
CEZ	2,400	109

SEI Institutional Investments Trust / Annual Report / May 31, 2009	139

SCHEDULE OF INVESTMENTS

Screened World Equity Ex-US Fund (Continued)

May 31, 2009

Description	Shares	Market Value ($ Thousands)

Denmark — 0.8%
A P Moeller-Maersk, Cl B	15	$93
Carlsberg, Cl B	1,351	86
Danske Bank	2,492	43
Novo-Nordisk, Cl B	1,424	74
Sydbank	415	9
Vestas Wind Systems*	1,575	116

		421

Egypt — 0.3%
Egyptian International Pharmaceutical Industrial	1,700	8
Orascom Telecom Holding	15,000	90
Suez Cement	1,000	5
Telecom Egypt	22,000	69

		172

Finland — 0.5%
Fortum	1,388	34
Kone, Cl B	2,947	90
Metso*	1,196	23
Nokia	5,801	89
Sampo, Cl A	1,568	30

		266

France — 4.9%
Air France-KLM	1,094	18
AXA	3,286	62
BNP Paribas	3,486	242
Bouygues	2,977	123
Carrefour	519	23
Christian Dior	600	46
Cie de Saint-Gobain	1,219	44
Cie Generale de Geophysique-Veritas*	1,123	20
CNP Assurances	319	30
Credit Agricole	3,365	50
Eutelsat Communications	1,158	30
France Telecom	10,813	264
Gaz de France	3,769	149
Gemalto*	776	26
Havas	8,000	21
Iliad	320	36
Lafarge	887	61
M6-Metropole Television	546	11
Natixis	21,049	43
Neopost	367	31
Nexity	646	22
PPR	1,148	97
Publicis Groupe	1,305	43
Renault	822	32
Sanofi-Aventis	5,923	379
Schneider Electric	647	48
SCOR	1,413	30

Description	Shares	Market Value ($ Thousands)

SES Global	1,405	$28
Societe Des Autoroutes Paris-Rhin-Rhone	286	18
Societe Generale	635	37
Sodexo	900	45
Suez Environnement	5,125	93
Teleperformance	738	22
Thales	300	14
Unibail-Rodamco‡	156	25
Vallourec	93	12
Vinci	946	46
Vivendi	7,618	202
Wendel	647	28
Zodiac Aerospace	536	17

		2,568

Germany — 4.3%
Allianz	2,530	251
BASF	1,003	43
Bayer	493	28
Bayerische Motoren Werke	1,413	51
Bilfinger Berger	351	18
Commerzbank	2,250	18
DaimlerChrysler	961	35
Deutsche Bank	2,109	143
Deutsche Lufthansa	3,000	42
Deutsche Postbank	238	6
Deutsche Telekom	11,921	137
E.ON	5,747	204
Fresenius Medical Care	2,640	111
GAGFAH	4,000	36
Hannover Rueckversicherung	1,479	56
HeidelbergCement	150	5
Henkel	1,636	44
Hochtief	798	39
Infineon Technologies*	2,639	8
Lanxess	77	2
MTU Aero Engines Holding	274	9
Muenchener Rueckversicherungs	681	96
RWE	3,253	271
SAP	3,978	172
Siemens	2,113	155
Software	364	26
Suedzucker	2,341	49
ThyssenKrupp	1,728	44
Tognum	1,092	17
TUI	1,747	16
Volkswagen	81	25
Wacker Chemie	800	100

		2,257

Greece — 0.4%
Marfin Investment Group	5,559	29
National Bank of Greece	1,545	42
OPAP	1,500	47

140	SEI Institutional Investments Trust / Annual Report / May 31, 2009

Description	Shares	Market Value ($ Thousands)

Public Power	4,178	$95

		213

Hong Kong — 3.8%
Beijing Enterprises Holdings	8,000	36
Chaoda Modern Agriculture	70,720	45
Cheung Kong Holdings	3,000	37
Cheung Kong Infrastructure Holdings	5,000	19
China BlueChemical	52,000	30
China Mobile	55,000	540
China Overseas Land & Investment	60,000	128
China Pharmaceutical Group	50,000	29
China Unicom	14,000	17
Chinese Estates Holdings	4,000	6
CLP Holdings	1,500	10
CNOOC	29,000	39
Dairy Farm International Holdings	1,800	10
Esprit Holdings	2,500	16
First Pacific	14,000	7
Guangdong Investment	92,000	47
Hang Lung Properties	10,000	34
Hang Seng Bank	1,300	19
Henderson Land Development	3,000	18
Hengan International Group	5,000	23
HKR International	6,400	3
Hong Kong Exchanges and Clearing	3,300	52
HongKong Electric Holdings	3,500	19
Hopewell Highway Infrastructure	1,500	1
Hutchison Whampoa	21,000	148
Industrial & Commercial Bank of China Asia	33,000	60
Jardine Matheson Holdings	400	10
Johnson Electric Holdings	15,000	4
Kingboard Chemical Holdings	2,000	5
Kingboard Laminates Holdings	12,000	5
Li & Fung	26,000	71
Link‡	2,000	4
MTR	14,500	46
Noble Group	39,000	43
Pacific Century Premium Developments	10,000	2
Road King Infrastructure	4,000	3
SA International Holdings	6,000	2
Shandong Chenming Paper Holdings, Cl B	68,600	37
Shanghai Industrial Holdings	18,000	72
Sinofert Holdings	4,000	2
SmarTone Telecommunications Holding	2,500	2
Sun Hung Kai Properties	19,000	238
Texwinca Holdings	2,000	1
Wharf Holdings	4,000	17
Wheelock	11,000	32
Wing On International	1,000	1
Yue Yuen Industrial Holdings	4,000	9

		1,999

Description	Shares	Market Value ($ Thousands)

India — 2.0%
HDFC Bank ADR	2,333	$232
Infosys Technologies ADR	5,865	203
ITC*	15,822	62
Larsen & Toubro GDR	2,818	84
Reliance Industries GDR* (A)	4,648	448

		1,029

Indonesia — 0.3%
Bank Central Asia	66,000	22
Bank Mandiri	212,000	62
Bank Rakyat Indonesia	38,000	23
Telekomunikasi Indonesia	57,000	42
United Tractors	12,000	12

		161

Ireland — 0.3%
CRH	5,462	129
DCC	395	8
Experian	4,661	35

		172

Israel — 1.0%
Check Point Software Technologies*	1,630	38
First International Bank of Israel*	6,000	55
Israel Chemicals	2,000	23
Teva Pharmaceutical Industries ADR	2,420	112
Teva Pharmaceutical Industries	4,646	216
Union Bank of Israel*	18,000	55

		499

Italy — 2.0%
ACEA	3,168	41
Atlantia	2,124	45
Banca Intesa	30,814	110
Banco Popolare Scarl	9,774	81
Benetton Group	4,000	38
Buzzi Unicem	1,104	16
Edison	17,754	24
Enel	24,025	143
Exor	1,189	20
Fiat	3,594	39
Fondiaria-Sai	351	6
GranitiFiandre	2,514	10
Italcementi	1,404	16
Mediobanca	759	9
Prysmian	5,500	80
Telecom Italia	157,340	215
Terna Rete Elettrica Nazionale	13,393	49
UniCredito Italiano	25,220	67
Unipol Gruppo Finanziario	16,000	21

		1,030

SEI Institutional Investments Trust / Annual Report / May 31, 2009	141

SCHEDULE OF INVESTMENTS

Screened World Equity Ex-US Fund (Continued)

May 31, 2009

Description	Shares	Market Value ($ Thousands)

Japan — 13.2%
ADEKA	400	$3
Aderans Holdings	100	1
Aeon	2,800	26
Aisan Industry	300	2
AOKI Holdings	300	3
Aoyama Trading	300	5
Asahi Breweries	1,800	25
Astellas Pharma	2,600	88
Bank of Kyoto	4,265	38
Benesse	1,600	67
Bic Camera	23	7
Bridgestone	2,300	35
Canon	2,800	93
Capcom	1,400	27
Central Japan Railway	8	51
Chiba Kogyo Bank*	300	3
Chubu Electric Power	1,100	25
Chugai Pharmaceutical	1,500	27
Chugoku Electric Power	400	8
Circle K Sunkus	400	6
Cosmo Oil	19,000	69
Create SD Holdings	100	2
Credit Saison	1,400	19
Dai Nippon Printing	2,000	26
Daihatsu Diesel Manufacturing	2,000	12
Daihatsu Motor	4,000	39
Daiichi Sankyo	2,100	39
Daiichikosho	300	3
Dainippon Sumitomo Pharma	1,800	15
Daio Paper	1,000	9
Daiwa Securities Group	6,000	37
Dena	14	48
Denso	2,400	57
Dentsu	100	2
East Japan Railway	800	48
Eisai	900	31
Electric Power Development	700	20
FamilyMart	1,276	37
Fanuc	1,200	97
Fast Retailing	738	87
Fuji Heavy Industries	4,000	16
FUJIFILM Holdings	1,400	40
Fujitsu	16,000	83
Fukuoka Financial Group	8,261	36
Fuyo General Lease	200	4
Godo Steel	7,000	22
Hankyu Hanshin Holdings	2,000	10
Higashi-Nippon Bank	2,000	5
Hisamitsu Pharmaceutical	1,000	32
Hitachi	16,000	53
Hitachi Maxell	300	4
Hokuriku Electric Power	800	19
Honda Motor	9,235	267

Description	Shares	Market Value ($ Thousands)

Hyakugo Bank	2,000	$10
Ibiden	1,100	32
Idemitsu Kosan	600	50
Ines	2,300	14
Inpex Holdings	5	41
Itochu Enex	200	1
J Front Retailing	3,000	12
Japan Airlines*	4,000	8
Japan Petroleum Exploration	300	15
Japan Steel Works	7,000	91
Japan Tobacco	11	32
JFE Holdings	2,400	80
JFE Shoji Holdings	2,000	7
Jupiter Telecommunications	30	22
Kaneka	3,000	21
Kansai Electric Power	1,200	26
Kao	2,000	44
Kawasaki Kisen Kaisha	2,000	9
KDDI	24	126
Kinden	3,000	25
Kirin Holdings	4,000	50
Kohnan Shoji	200	2
Komatsu	2,000	29
Kose	300	6
Kubota	5,000	37
Kyorin	1,000	15
Kyowa Hakko Kogyo	2,000	21
Leopalace21	800	7
Maeda	2,000	8
Makino Milling Machine	1,000	3
Marubeni	12,000	54
Marui Group	1,500	9
Mazda Motor	15,000	39
MEIJI Holdings*	100	3
Millea Holdings	2,100	62
Mitsubishi	6,200	118
Mitsubishi Chemical Holdings	6,000	28
Mitsubishi Electric	6,000	35
Mitsubishi Estate	3,000	50
Mitsubishi Steel Manufacturing	5,000	12
Mitsubishi UFJ Financial Group	31,600	200
Mitsui	4,000	51
Mitsui Chemicals	4,000	14
Mitsui Fudosan	2,000	34
Mitsui OSK Lines	8,000	57
Mitsui Sumitomo Insurance Group Holdings	3,100	91
Mitsui Trust Holdings	2,000	7
Mizuho Financial Group	18,700	45
Morinaga Milk Industry	2,000	7
Murata Manufacturing	800	34
Nafco	200	3
Nagase	2,000	19
NEC	9,000	35
NET One Systems	12	19

142	SEI Institutional Investments Trust / Annual Report / May 31, 2009

Description	Shares	Market Value ($ Thousands)

Nikon	3,000	$45
Nintendo	372	100
Nippon Building Fund, Cl A‡	3	27
Nippon Electric Glass	9,000	86
Nippon Mining Holdings	12,000	68
Nippon Oil	11,000	67
Nippon Seiki	2,000	20
Nippon Steel	9,000	35
Nippon Telegraph & Telephone	6,100	253
Nippon Yusen	10,000	48
Nipponkoa Insurance	4,000	24
Nipro	1,000	19
Nissan Motor	25,000	151
Nissan Shatai	2,000	15
Nisshin Steel	2,000	5
Nitori	621	38
Nomura Holdings	5,000	38
NTT Data	3	9
NTT DoCoMo	34	51
Okinawa Electric Power	200	11
Omron	1,100	17
Onward Holdings	2,000	12
Osaka Gas	8,000	25
Panasonic	7,900	113
Rakuten	252	138
Resona Holdings	1,800	27
Ricoh	3,000	41
Rohm	600	39
Roland	200	2
San-In Godo Bank	1,000	8
Sankyo	500	27
Santen Pharmaceutical	600	18
Sapporo Hokuyo Holdings	2,500	7
Seiko Epson	900	13
Seino Holdings	2,000	13
Seven & I Holdings	7,600	184
Seven Bank	7	18
Shimano	300	11
Shin-Etsu Chemical	200	10
Shinsei Bank	19,000	26
Showa Shell Sekiyu	700	7
SKY Perfect JSAT Holdings	44	17
Softbank	2,300	42
Sojitz	1,400	3
Sony	2,800	73
SRI Sports	2	2
Sumco	1,000	15
Sumikin Bussan	2,000	5
Sumitomo	11,400	114
Sumitomo Chemical	7,000	31
Sumitomo Electric Industries	700	8
Sumitomo Mitsui Financial Group	1,500	58
Sumitomo Trust & Banking	6,000	29
Suruga Bank	3,996	37

Description	Shares	Market Value ($ Thousands)

Suzuken	500	$13
Suzuki Motor	2,600	58
T&D Holdings	700	20
Taiheiyo Cement	10,000	18
Taisho Pharmaceutical	1,000	19
Takashimaya	3,000	19
Takeda Pharmaceutical	2,400	95
Takefuji	60	—
Tanabe Seiyaku	5,000	55
TDK	600	27
Teijin	5,000	14
Teikoku Piston Ring	1,800	8
Tochigi Bank	2,000	10
Tohoku Electric Power	600	12
Tokyo Electric Power	700	18
Tokyo Steel Manufacturing	1,600	19
Tokyo Tatemono	2,000	10
Toshiba TEC	2,000	8
Tosoh	2,000	6
Toyo Kohan	2,000	9
Toyo Suisan Kaisha	1,000	22
Toyota Industries	900	23
Toyota Motor	7,433	296
TV Asahi	4	6
Unipres	200	2
West Japan Railway	8	26
Yahoo! Japan	37	10
Yamaguchi Financial Group	1,000	12
Yamaha	100	1
Yamaha Motor	1,300	15
Yamato Kogyo	200	5

		6,854

Malaysia — 0.7%
British American Tobacco Malaysia	3,000	37
Bumiputra-Commerce Holdings	44,000	108
Hong Leong Bank	11,000	17
Hong Leong Financial Group	7,200	10
JT International	7,200	9
Multi-Purpose Holdings	29,000	12
Nestle Malaysia	2,000	17
PLUS Expressways	6,000	6
PPB Group	16,000	48
Tanjong	5,000	19
Tenaga Nasional	34,000	80

		363

Mauritius — 0.1%
Golden Agri-Resources (SGD)	87,520	26

Mexico — 1.3%
America Movil, Ser L	130,600	250
Coca-Cola Femsa, Ser L	14,500	60
Consorcio ARA*	27,500	13
Cydsa	3,000	2

SEI Institutional Investments Trust / Annual Report / May 31, 2009	143

SCHEDULE OF INVESTMENTS

Screened World Equity Ex-US Fund (Continued)

May 31, 2009

Description	Shares	Market Value ($ Thousands)

Embotelladoras Arca	14,200	$36
Grupo Aeroportuario del Pacifico, Ser B, Cl B	200	—
Grupo Continental	16,000	32
Grupo Financiero Banorte, Ser O	20,100	47
Grupo Mexico, Ser B	89,451	86
Grupo Simec, Ser B, Cl B*	5,500	12
Grupo Televisa	1,900	7
Industrias, Ser B*	8,800	27
Kimberly-Clark de Mexico, Cl A	7,000	27
Wal-Mart de Mexico	21,200	62

		661

Netherlands — 2.0%
Aegon	5,810	36
Akzo Nobel	290	14
ArcelorMittal	3,779	126
ASML Holding	1,614	33
European Aeronautic Defense and Space	3,687	60
Heineken Holding	1,179	36
ING Groep	7,527	80
Koninklijke Ahold	23,318	285
Koninklijke DSM	1,701	60
Koninklijke Philips Electronics	2,979	56
Koninklijke Vopak*	1,064	53
Randstad Holding	1,128	35
Royal KPN	3,594	47
TNT	3,725	74
Unilever	1,367	33

		1,028

New Zealand — 0.0%
Air New Zealand	4,300	3
Vector	4,500	6

		9

Norway — 0.3%
DnB	8,600	72
Telenor	2,900	25
Yara International	1,050	35

		132

Papua New Guinea — 0.2%
Lihir Gold*	35,829	93

Philippines — 0.1%
Globe Telecom	1,000	19
Pilipino Telephone	268,000	46

		65

Poland — 0.4%
Grupa Lotos*	4,000	24
Polish Oil & Gas	48,000	57

Description	Shares	Market Value ($ Thousands)

Polski Koncern Naftowy Orlen	6,000	$55
Telekomunikacja Polska	10,000	52

		188

Portugal — 0.5%
Banco Espirito Santo	4,169	24
Energias de Portugal	20,000	80
Galp Energia SGPS, Cl B	9,900	157
Portugal Telecom	1,850	17

		278

Russia — 0.9%
MMC Norilsk Nickel ADR	3,119	36
Mobile Telesystems ADR	2,800	116
Novolipetsk Steel GDR	2,400	47
Rosneft Oil GDR	3,900	27
Sberbank GDR	200	50
Severstal GDR	6,900	39
Surgutneftegaz ADR	4,600	39
Tatneft ADR	4,666	128

		482

Singapore — 1.1%
ComfortDelgro	13,000	12
DBS Group Holdings	8,000	66
Del Monte Pacific	5,000	2
Fraser and Neave	6,000	16
Hi-P International, Cl P	4,000	2
Jardine Cycle & Carriage	1,000	11
Keppel	8,000	40
Oversea-Chinese Banking	15,000	76
SembCorp Industries	6,000	13
SIA Engineering	1,000	2
Singapore Airlines	1,000	9
Singapore Land	2,000	7
Singapore Telecommunications	26,000	54
United Overseas Bank	4,000	40
Wilmar International	64,000	220

		570

South Africa — 2.2%
AngloGold Ashanti	2,400	102
Assore	405	24
Aveng	8,000	35
Bidvest Group	6,060	71
DataTec	16,000	33
Distell Group	2,000	13
FirstRand	52,000	89
Gold Fields	6,000	81
Group	8,000	115
Harmony Gold Mining*	4,000	48
Hosken Consolidated Investments	6,000	33
Iliad Africa	9,808	9

144	SEI Institutional Investments Trust / Annual Report / May 31, 2009

Description	Shares	Market Value ($ Thousands)

Impala Platinum Holdings	3,680	$89
Investec	5,000	27
Medi-Clinic	22,000	54
Metropolitan Holdings	36,000	52
Naspers, Cl N	1,000	24
Nedbank Group	6,000	67
Sanlam	36,000	77
Standard Bank Group	8,000	83

		1,126

South Korea — 2.8%
GS Home Shopping	200	11
Hanwha	370	10
Hanwha Chemical	1,430	12
Hyundai Department Store	590	39
Hyundai Heavy Industries	700	121
Hyundai Mobis	740	70
Hyundai Motor	390	22
Kangwon Land	4,240	55
KISWIRE	310	11
Korea Electric Power	3,370	77
Korea Express*	80	6
Korea Zinc	300	34
KT	2,430	66
KT Freetel	2,570	47
KT&G	1,780	97
LG	1,680	87
LG Chemical	898	110
LG Dacom	1,090	16
LG Electronics	500	48
LG Telecom	5,390	36
Lotte Shopping	300	58
Namyang Dairy Products	30	12
Ottogi	110	12
Pacific	220	22
POSCO	160	54
Samsung Electronics	480	215
Shinsegae	240	84
SK Holdings	270	23
S-Oil	360	17

		1,472

Spain — 3.0%
ACS Actividades Construcciones y Servicios	1,052	55
Banco Bilbao Vizcaya Argentaria	8,444	103
Banco Santander Central Hispano	31,207	332
Criteria Caixacorp	2,597	11
Gas Natural	898	16
Grifols	1,394	25
Iberdrola	14,481	125
Mapfre	10,000	35
Repsol	9,466	214
Sacyr Vallehermoso	500	8

Description	Shares	Market Value ($ Thousands)

Telefonica	28,368	$615

		1,539

Sweden — 1.1%
Boliden	2,081	16
Hennes & Mauritz, Cl B	609	29
Investor, Cl B	2,118	33
Nordea Bank	2,707	22
Securitas, Cl B	832	7
Skandinaviska Enskilda Banken, Cl A	6,293	28
Svenska Cellulosa, Cl B	9,109	106
Svenska Handelsbanken, Cl A	433	8
Swedbank	2,452	15
Swedish Match	2,407	39
Telefonaktiebolaget LM Ericsson, Cl B	17,746	164
TeliaSonera	22,394	115

		582

Switzerland — 5.2%
ACE	725	32
Actelion*	602	31
Baloise Holding	969	77
Banque Cantonale Vaudoise	40	15
BKW FMB Energie	91	7
Credit Suisse Group	5,683	255
Gurit Holding	16	9
Helvetia Holding	100	27
Holcim*	316	17
Lindt & Spruengli	6	11
Nestle	14,829	541
Novartis	15,995	641
Petroplus Holdings	497	10
Roche Holding	1,460	200
Sulzer	496	33
Swatch Group	920	32
Swiss Reinsurance	1,210	40
Swisscom	328	97
Syngenta	420	103
Transocean*	937	75
UBS	7,184	108
Vontobel Holding	1,180	31
Xstrata	15,328	172
Zurich Financial Services	908	170

		2,734

Taiwan — 3.2%
Acer	32,000	58
Asia Optical	8,060	10
Asustek Computer	64,090	91
China Bills Finance*	51,000	16
China Manmade Fibers	48,000	10
Chunghwa Telecom	113,053	216
Compal Electronics	84,400	72

SEI Institutional Investments Trust / Annual Report / May 31, 2009	145

SCHEDULE OF INVESTMENTS

Screened World Equity Ex-US Fund (Continued)

May 31, 2009

Description	Shares	Market Value ($ Thousands)

CTCI	19,204	$18
Far Eastern Textile	70,000	80
Far EasTone Telecommunications	50,000	58
Fubon Financial Holding	79,000	78
Gigabyte Technology	19,000	13
HON HAI Precision Industry	24,000	92
Inventec	52,000	33
Kinpo Electronics	45,000	12
Lite-On Technology	69,000	61
Macronix International	99,000	46
Mega Financial Holding	160,000	82
Quanta Computer	53,320	86
Synnex Technology International	34,000	56
Taishin Financial Holding	118,000	43
Taiwan Cooperative Bank	105,000	69
Taiwan Glass Industrial	18,000	13
Taiwan Semiconductor Manufacturing	128,000	237
United Microelectronics	228,000	93
Wistron	8,000	13

		1,656

Thailand — 0.2%
Bangkok Bank NVDR	31,000	80
Ratchaburi Electricity Generating Holding	4,000	4
Thanachart Capital	37,000	14

		98

Turkey — 0.5%
Akbank	20,000	84
Eczacibasi Ilac Sanayi	48,000	39
KOC Holding*	27,000	62
Petrol Ofisi*	5,000	16
Turk Hava Yollari	6,332	36
Turk Sise ve Cam Fabrikalari	28,000	24

		261

United Kingdom — 13.8%
Aggreko	2,969	28
Amec	9,495	104
Amlin	3,793	22
Anglo American	2,649	76
AstraZeneca	10,031	418
Autonomy*	6,942	173
Aviva	7,747	42
Babcock International Group	4,598	35
BAE Systems	37,729	210
Balfour Beatty	10,325	57
Barclays	41,704	202
Berkeley Group Holdings*	1,041	15
BG Group	20,962	384
BHP Billiton	14,781	353
BP	82,147	677
British American Tobacco	10,367	284

Description	Shares	Market Value ($ Thousands)

BT Group, Cl A	22,100	$31
Cable & Wireless	24,000	52
Cape*	2,000	5
Carnival	2,040	53
Catlin Group	5,051	29
Centrica	54,251	216
Close Brothers Group	800	9
Cobham	9,399	27
Compass Group	32,398	188
Computacenter	3,000	9
De La Rue	1,031	14
Diageo	5,466	75
E2V Technologies	1,800	2
Firstgroup	900	5
Friends Provident	18,600	20
GlaxoSmithKline	12,519	211
Group 4 Securicor	12,751	44
Hiscox	3,000	16
Home Retail Group	9,844	37
HSBC Holdings	49,167	444
Imperial Tobacco Group	4,951	128
Informa	5,361	21
Inmarsat	4,081	34
International Power	7,420	33
Investec	4,379	25
J Sainsbury	3,895	20
Kingfisher	12,150	35
Legal & General Group	32,797	32
Lloyds Banking Group	26,370	29
LogicaCMG	4,192	5
Man Group	3,342	13
Meggitt	5,639	15
National Express Group	4,613	24
National Grid	6,963	67
Next	981	23
Old Mutual	52,378	63
Pearson	5,600	60
Persimmon	2,596	15
Prudential	6,367	44
Reckitt Benckiser Group	2,987	130
Reed Elsevier	1,563	13
Rio Tinto	3,290	150
Rolls-Royce Group	603	3
Royal & Sun Alliance Insurance Group	35,444	72
Royal Bank of Scotland Group	43,866	27
SABMiller	3,114	64
Sage Group	22,351	69
Scottish & Southern Energy	1,002	19
Serco Group	3,486	23
Shire	1,894	26
Smiths Group	2,303	27
Standard Chartered	13,319	272
Tate & Lyle	6,632	32
Tesco	20,100	119

146	SEI Institutional Investments Trust / Annual Report / May 31, 2009

Description	Shares	Market Value ($ Thousands)

Thomson Reuters	465	$13
Tullow Oil	4,900	79
Unilever	3,194	75
Vodafone Group	297,043	558
WM Morrison Supermarkets	8,293	33
WPP	15,648	117

		7,174

United States — 0.1%
Golden Star Resources* (CAD)	4,800	11
Thomson Reuters (CAD)	700	21

		32

Total Common Stock (Cost $50,101) ($ Thousands)		46,844

PREFERRED STOCK — 2.7%

Brazil — 2.6%
All America Latina Logistica	62	—
Banco Bradesco	5,500	83
Banco Daycoval	1,800	7
Brasil Telecom	6,600	46
Centrais Eletricas Brasileiras, Cl B	7,000	91
Centrais Eletricas de Santa Catarina	1,000	17
Cia de Bebidas das Americas	1,000	66
Cia de Transmissao de Energia Eletrica Paulista	1,000	24
Cia Energetica de Minas Gerais	3,750	50
Cia Energetica do Ceara	900	11
Cia Paranaense de Energia	5,000	71
Cia Vale do Rio Doce, Cl A	18,600	307
Confab Industrial	8,864	19
Duratex	1,900	18
Ferbasa-Ferro Ligas DA Bahia	2,000	8
Fertilizantes Fosfatados	9,200	78
Gerdau	9,600	100
Investimentos Itau	2,700	12
Itau Unibanco Holding	7,560	122
Parana Banco	1,300	4
Telecomunicacoes de Sao Paulo	2,300	53
Telegraph Norte Leste Participacoes	5,200	92
Telemar Norte Leste	2,300	66
Telemig Celular Participacoes	1,200	33
Universo Online	1,200	4

		1,382

Germany — 0.1%
Porsche Automobil Holding	321	20
RWE	70	5
Volkswagen	249	18

		43

Total Preferred Stock (Cost $1,616) ($ Thousands)		1,425

Description	Face Amount ($ Thousands)/Shares		Market Value ($ Thousands)

		Number of Rights

RIGHTS — 0.0%

Australia — 0.0%
Billabong, Expires 06/23/09*		127	$—
General Property Trust, Expires 06/18/09*		4,500	1
Stockland, Expires 06/22/09*		1,097	—

			1

Belgium — 0.0%
Fortis, Expires 07/01/14*		6,068	—

United Kingdom — 0.0%
Lloyds Banking Group, Expires 06/08/09*		16,383	8

Total Rights (Cost $11) ($ Thousands)			9

U.S. TREASURY OBLIGATION — 1.3%
U.S. Treasury Bills 0.216%, 06/11/09 (B) (C)		$675	675

Total U.S. Treasury Obligation (Cost $675) ($ Thousands)			675

CASH EQUIVALENT — 3.3%

United States — 3.3%
SEI Daily Income Trust, Prime Obligation Fund, Cl A, 0.260%†**		1,708,838	1,709

Total Cash Equivalent (Cost $1,709) ($ Thousands)			1,709

TIME DEPOSITS — 1.2%

United States — 1.2%
Brown Brothers Harriman
7.250%, 06/01/09	ZAR	184	23
2.072%, 06/01/09	AUD	6	4
2.000%, 06/01/09	DKK	3	1
1.550%, 06/01/09	NZD	6	4
0.638%, 06/01/09	NOK	21	3
0.138%, 06/01/09	EUR	18	25
0.098%, 06/01/09	GBP	25	40
0.066%, 06/01/09	CAD	14	13
0.063%, 06/01/09	SEK	111	15
0.060%, 06/01/09		418	418
0.020%, 06/01/09	CHF	10	9
0.020%, 06/01/09	HKD	155	20
0.010%, 06/01/09	JPY	2,077	22
0.005%, 06/01/09	SGD	6	4

Total Time Deposits (Cost $601) ($ Thousands)			601

Total Investments — 98.4% (Cost $54,713) ($ Thousands)			$51,263

SEI Institutional Investments Trust / Annual Report / May 31, 2009	147

SCHEDULE OF INVESTMENTS

Screened World Equity Ex-US Fund (Concluded)

May 31, 2009

A summary of the open futures contracts held by the Fund at May 31, 2009, is as follows:

Type of Contract	Number of Contracts Long (Short)	Expiration Date	Unrealized Appreciation ($ Thousands)
DJ Euro Stoxx 50 Index	26	Jun-2009	$105
FTSE 100 Index	7	Jun-2009	35
Hang Seng Index	1	Jun-2009	8
S&P TSE 60 Index	1	Jun-2009	14
SPI 200 Index	2	Jun-2009	2
Topix Index	7	Jun-2009	36

			$200

Percentages	are based on a Net Assets of $52,107 ($ Thousands).

*	Non-income producing security.

**	The rate reported is the 7-day effective yield as of May 31, 2009.

†	Investment in Affiliated Security (see Note 4).

‡	Real Estate Investment Trust

(A)	Securities sold within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “accredited investors.” These securities have been determined to be liquid under guidelines established by the board of Trustees.

(B)	Zero coupon security. The rate reported is the effective yield at time of purchase.

(C)	Security, or portion thereof, has been pledged as collateral on open futures contracts.

ADR — American Depositary Receipt

AUD — Australian Dollar

BRL — Brazilian Real

CAD — Canadian Dollar

CHF — Swiss Franc

Cl — Class

DKK — Danish Krone

EUR — Euro

GBP — British Pound Sterling

GDR — Global Depositary Receipt

HKD — Hong Kong Dollar

JPY — Japanese Yen

NOK — Norwegian Krone

NVDR — Non-Voting Depositary Receipt

NZD — New Zealand Dollar

SEK — Swedish Krone

Ser — Series

SGD — Singapore Dollar

ZAR — South African Rand

Amounts designated as “—” are $O or have been rounded to $O.

The accompanying notes are an integral part of the financial statements.

148	SEI Institutional Investments Trust / Annual Report / May 31, 2009

SCHEDULE OF INVESTMENTS

Enhanced LIBOR Opportunities Fund

May 31, 2009

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

LOAN PARTICIPATIONS — 17.4%
Boise Paper Holdings, 2nd Lien
9.250%, 02/23/15	$1,000	$635
Brickman Group Holdings, Tranche B
2.319%, 01/23/14	968	852
Burlington Coat Factory Warehouse, Ser C
2.570%, 05/28/13	998	696
Calpine, 1st Lien
4.095%, 03/29/14	1,980	1,721
CCS Medical
4.470%, 09/30/12	957	469
Delta Air Lines
2.294%, 04/30/12	980	840
Delta Air Lines, 2nd Lien
3.664%, 04/30/14	983	631
Dollar General, Ser B-1
3.438%, 07/07/14	1,000	929
Dollar General, Ser B-2
3.069%, 07/07/14	1,000	915
First Data, Ser B-1
3.059%, 09/24/14	987	731
First Data, Ser B-1
3.059%, 09/24/14	990	732
Ginn La Conduit Lender, Ser A, 1st Lien
8.545%, 06/08/11 (D)	315	25
Ginn La Conduit Lender, Ser B, 1st Lien
9.500%, 06/08/11 (D)	676	54
Green Valley Ranch Gaming, 2nd Lien
3.599%, 08/16/14	1,000	110
HCA, Ser B
3.470%, 11/18/13	1,697	1,512
Hub International
3.720%, 06/13/14	1,004	832
Hub International (Delayed Draw)
3.720%, 06/13/14	225	187
IAP Worldwide Services, 1st Lien
8.250%, 12/30/12	916	545
Knology
2.668%, 06/30/12	968	862

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Lake at Las Vegas Joint Venture (D)
16.100%, 06/20/12	$1,085	$11
15.460%, 06/20/12	1,276	13
7.927%, 06/20/12	588	529
Lake at Las Vegas Joint Venture (Synthetic) (D)
16.100%, 06/20/12	120	1
Level 3 Financing
3.121%, 03/01/14	1,500	1,204
Life Tech
5.250%, 11/21/15	1,990	1,983
Lifecare Holding (Rainier Acquisition)
5.290%, 08/11/12	982	563
Manitowoc, Ser B
6.500%, 08/25/14	998	834
Metroflag, 2nd Lien
11.250%, 01/06/09 (D)	1,500	75
Mylan Laboratories, Ser B
4.331%, 10/02/14	1,940	1,839
Nielsen Finance LLC, Ser B
2.382%, 08/09/13	485	425
Pinnacle Foods Group
3.161%, 04/02/14	983	837
Serena Software
2.915%, 03/10/13	922	772
Sirva Worldwide
12.000%, 05/15/15	393	20
9.500%, 05/12/12	182	82
9.461%, 05/12/12	116	46
Sirva Worldwide (Unfunded)
0.500%, 05/12/12	166	100
Spirit Finance
4.028%, 08/01/13	1,000	267
Texas Competitive Electric, Ser B-2
3.881%, 10/10/14	1,980	1,367
US Airways Group
2.809%, 03/21/14	723	396
Verint Systems
3.590%, 05/27/14	1,864	1,417
WM Bolthouse Farms, 1st Lien
2.813%, 12/16/12	697	644
Wm. Wrigley Jr., Ser B
6.500%, 10/06/14	1,975	1,979

Total Loan Participations (Cost $40,306) ($ Thousands)		28,682

CORPORATE OBLIGATIONS — 7.8%

Consumer Discretionary — 0.1%
Macy’s Retail Holdings
5.350%, 03/15/12	225	207

SEI Institutional Investments Trust / Annual Report / May 31, 2009	149

SCHEDULE OF INVESTMENTS

Enhanced LIBOR Opportunities Fund (Continued)

May 31, 2009

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Energy — 0.1%
Canadian Natural Resources
5.700%, 05/15/17	$150	$144

Financials — 6.4%
Ameriprise Financial
5.350%, 11/15/10	300	298
Banco Santander Chile
1.634%, 06/09/09 (A) (B)	450	443
Bank of America
1.427%, 06/22/09 (A)	500	504
1.339%, 07/30/09 (A)	200	202
Capital One Financial MTN
5.700%, 09/15/11	300	305
Capmark Financial Group
3.106%, 08/10/09 (A)	500	275
Citigroup
1.554%, 06/09/09 (A)	300	209
Citigroup Funding
1.369%, 07/30/09 (A)	500	506
0.596%, 09/03/09 (A)	550	549
Comerica Bank
0.373%, 06/19/09 (A)	275	275
Everest Reinsurance Holdings
8.750%, 03/15/10	295	300
General Electric Capital
1.584%, 06/08/09 (A)	150	150
1.531%, 06/12/09 (A)	750	753
1.163%, 07/28/09 (A)	275	261
1.016%, 06/21/09 (A)	700	702
Genworth Global Funding Trusts MTN
5.200%, 10/08/10	400	385
Hartford Financial Services Group
7.900%, 06/15/10	250	250
JPMorgan Chase
1.550%, 06/15/09 (A)	500	502
JPMorgan Chase Capital XXI, Ser U
1.966%, 08/03/09 (A)	550	236
Liberty Property LP
7.250%, 03/15/11‡	300	295
MBIA Insurance
14.000%, 01/15/33 (A) (B)	200	82
Monumental Global Funding
1.331%, 07/15/09 (A) (B)	450	316
Morgan Stanley
1.526%, 06/13/09 (A)	200	200
1.236%, 08/10/09 (A)	350	352
Morgan Stanley, Ser G
1.449%, 07/09/09 (A)	400	331
Prudential Financial MTN
5.100%, 12/14/11	300	299
Reinsurance Group of America
5.625%, 03/15/17	300	226

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

State Street
1.139%, 07/30/09 (A)	$285	$265
Unitrin
6.000%, 05/15/17	260	154
4.875%, 11/01/10	300	277
VTB 24 Capital PLC, Ser E MTN
2.104%, 06/08/09 (A)	200	196
Wachovia
1.440%, 06/15/09 (A)	425	408

		10,506

Health Care — 0.1%
UnitedHealth Group
2.286%, 08/07/09 (A)	250	245

Industrials — 0.1%
Continental Airlines, Ser 061G
1.611%, 09/02/09 (A)	300	201

Telecommunication Services — 0.5%
Corning
6.050%, 06/15/15	300	297
Telecom Italia Capital
1.717%, 07/20/09 (A)	300	283
Vodafone Group PLC
0.940%, 08/27/09 (A)	300	277

		857

Utilities — 0.5%
KeySpan
7.625%, 11/15/10	300	317
Ohio Power
1.346%, 07/06/09 (A)	270	266
Southern, Ser A
5.300%, 01/15/12	175	184

		767

Total Corporate Obligations (Cost $14,357) ($ Thousands)		12,927

MORTGAGE-BACKED SECURITIES — 5.7%

Agency Mortgage-Backed Obligations — 0.6%
FNMA
4.750%, 04/19/10	1,000	1,034

Non-Agency Mortgage-Backed Obligations — 5.1%
American Tower Trust, Ser 2007-1A, Cl D
5.957%, 04/15/37 (B)	250	206
Banc of America Funding, Ser 2005-F, Cl 4A1
5.312%, 07/20/09 (A)	474	317
Banc of America Funding, Ser 2006-D, Cl 3A1
5.581%, 07/20/09 (A)	398	256

150	SEI Institutional Investments Trust / Annual Report / May 31, 2009

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Banc of America Large Loan, Ser 2007-BMB1, Cl A1
0.854%, 06/15/09 (A) (B)	$195	$143
Banc of America Mortgage Securities, Ser 2005-A, Cl 2A1
4.445%, 07/25/09 (A)	248	165
Bear Stearns Adjustable Rate Mortgage Trust, Ser 2005-9, Cl A1
4.625%, 07/25/09 (A)	454	340
Bear Stearns Adjustable Rate Mortgage Trust, Ser 2006-1, Cl A1
4.625%, 07/25/09 (A)	426	310
Bear Stearns Commercial Mortgage Securities, Ser 2001-TOP2, Cl A2
6.480%, 02/15/35	500	508
Citigroup Commercial Mortgage Trust, Ser 2007-FL3A, Cl J
1.294%, 06/15/09 (A) (B)	155	7
Citigroup Mortgage Loan Trust, Ser 2006-AR1, Cl 1A1
4.900%, 07/25/09 (A)	446	339
Credit Suisse First Boston Mortgage Securities, Ser 2000-C1, Cl A2
7.545%, 04/15/62	276	280
Crown Castle Towers LLC, Ser 2006-1A, Cl E
6.065%, 11/15/36 (B)	380	357
Crusade Global Trust, Ser 2007-1, Cl A1
1.167%, 07/20/09 (A)	214	178
First Horizon Alternative Mortgage Trust, Ser 2005-AA3, Cl 3A1
5.358%, 07/25/09 (A)	245	135
First Horizon Mortgage Pass-Through Certificate, Ser 2005-AR4, Cl 2A1
5.340%, 07/25/09 (A)	219	136
GMAC Mortgage Loan Trust, Ser 2006-AR1, Cl 1A1
5.594%, 07/19/09 (A)	436	247
GS Mortgage Securities, Ser 2007-EOP, Cl K
1.464%, 06/08/09 (A) (B)	75	48
Harborview Mortgage Loan Trust, Ser 2005-14, Cl 3A1A
5.307%, 07/19/09 (A)	296	193
JPMorgan Mortgage Trust, Ser 2007-A4, Cl 1A1
5.429%, 07/25/09 (A)	399	256
Master Adjustable Rate Mortgages Trust, Ser 2005-6, Cl 5A1
5.048%, 07/25/09 (A)	436	328
Merrill Lynch Mortgage Backed Securities Trust, Ser 2007-2, Cl 1A1
5.800%, 07/25/09 (A)	450	257

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Merrill Lynch Mortgage Investors, Ser 2005-A1, Cl 2A1
4.233%, 07/25/09 (A)	$399	$351
Merrill Lynch Mortgage Investors, Ser 2005-A9, Cl 2A1E
5.151%, 07/25/09 (A)	375	267
Merrill Lynch Mortgage Investors, Ser 2005-A9, Cl 2A1A
5.151%, 07/25/09 (A)	424	331
MLCC Mortgage Investors, Ser 2006-1, Cl 2A1
5.295%, 07/25/09 (A)	223	157
Morgan Stanley Capital I, Ser 2007-XLFA, Cl C
0.505%, 06/15/09 (A) (B)	240	75
MortgageIT Trust, Ser 2005-4, Cl A1
0.589%, 06/25/09 (A)	415	179
Residential Funding Mortgage Securities, Ser 2005-SA5, Cl 2A
5.334%, 07/25/09 (A)	162	110
Residential Funding Mortgage Securities, Ser 2006-SA1, Cl 1A1
5.672%, 07/25/09 (A)	139	95
Residential Funding Mortgage Securities, Ser 2007-SA2, Cl 2A2
5.661%, 07/25/09 (A)	306	170
Washington Mutual Mortgage Pass-Through Certificate, Ser 2005-AR14, Cl 1A4
5.039%, 07/25/09 (A)	426	306
Washington Mutual Mortgage Pass-Through Certificate, Ser 2005-AR3, Cl A2
4.640%, 07/25/09 (A)	381	303
Wells Fargo Mortgage-Backed Securities Trust, Ser 2004-EE, Cl 2A2
3.886%, 07/25/09 (A)	307	270
Wells Fargo Mortgage-Backed Securities Trust, Ser 2004-Z, Cl 2A1
4.570%, 07/25/09 (A)	403	351
Wells Fargo Mortgage-Backed Securities Trust, Ser 2005-AR16, Cl 3A2
4.921%, 07/25/09 (A)	105	85
Wells Fargo Mortgage-Backed Securities Trust, Ser 2005-AR16, Cl 6A3
5.001%, 07/25/09 (A)	157	126
Wells Fargo Mortgage-Backed Securities Trust, Ser 2006-AR2, Cl 2A3
5.071%, 07/25/09 (A)	159	114
Wells Fargo Mortgage-Backed Securities Trust, Ser 2006-AR8, Cl 2A1
5.240%, 07/25/09 (A)	273	178

		8,474

Total Mortgage-Backed Securities (Cost $12,839) ($ Thousands)		9,508

SEI Institutional Investments Trust / Annual Report / May 31, 2009	151

SCHEDULE OF INVESTMENTS

Enhanced LIBOR Opportunities Fund (Continued)

May 31, 2009

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

U.S. GOVERNMENT AGENCY OBLIGATIONS — 5.5%
FHLB
3.000%, 06/11/10	$1,500	$1,536
1.375%, 05/16/11	1,500	1,507
1.020%, 02/26/10	2,000	2,006
0.634%, 05/05/10 (C)	4,000	3,976

Total U.S. Government Agency Obligations (Cost $9,010) ($ Thousands)		9,025

ASSET-BACKED SECURITIES — 5.0%

Automotive — 2.3%
AmeriCredit Automobile Receivables Trust, Ser 2006-1, Cl B
5.200%, 03/06/11	104	104
AmeriCredit Automobile Receivables Trust, Ser 2007- CM, Cl A4A
5.550%, 04/07/14	500	415
Americredit Prime Automobile Receivable, Ser 2007-2M, Cl A3
5.220%, 06/08/12	481	475
Capital Auto Receivables Asset Trust, Ser 2007-1, Cl B
5.150%, 09/17/12	230	188
Capital Auto Receivables Asset Trust, Ser 2007-3, Cl A3A
5.020%, 09/15/11	158	160
Capital One Auto Finance Trust, Ser 2005-C, Cl A4A
4.710%, 06/15/12	74	74
Capital One Auto Finance Trust, Ser 2007-C, Cl A3A
5.130%, 04/16/12	393	389
Carmax Auto Owner Trust, Ser 2007-1, Cl C
5.530%, 07/15/13	50	32
Carmax Auto Owner Trust, Ser 2008-1, Cl A4B
1.644%, 06/15/09 (A)	485	460
Ford Credit Auto Owner Trust, Ser 2007-B, Cl A3A
5.150%, 11/15/11	230	236
GE Dealer Floorplan Master Note Trust, Ser 2006-2, Cl C
0.746%, 06/22/09 (A)	120	48
Harley-Davidson Motorcycle Trust, Ser 2007-1, Cl C
5.540%, 04/15/15	105	54
Hyundai Auto Receivables Trust, Ser 2007-A, Cl A3B
0.744%, 06/15/09 (A)	104	104
Merrill Auto Trust Securitization, Ser 2007-1, Cl C
5.960%, 12/15/13	236	203

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Nissan Auto Receivables Owner Trust, Ser 2007-B, Cl A3
5.030%, 05/16/11	$135	$138
Superior Wholesale Inventory Financing Trust, Ser 2007-AE1, Cl C
0.944%, 06/15/09 (A)	45	21
Superior Wholesale Inventory Financing Trust, Ser 2007-AE1, Cl B
0.644%, 06/15/09 (A)	25	14
Swift Master Auto Receivables Trust, Ser 2007-2, Cl A
0.994%, 06/15/09 (A)	430	383
USAA Auto Owner Trust, Ser 2007-2, Cl A3
4.900%, 02/15/12	181	185

		3,683

Credit Cards — 1.6%
Advanta Business Card Master Trust, Ser 2007-B1, Cl B
0.566%, 06/22/09 (A)	400	78
American Express Credit Account Master Trust, Ser 2007-2, Cl B
0.524%, 06/15/09 (A)	145	93
Bank of America Credit Card Trust, Ser 2007-B5, Cl B5
0.944%, 06/15/09 (A)	470	465
Capital One Multi-Asset Execution Trust, Ser 2007-C2, Cl C2
0.644%, 06/15/09 (A)	400	318
Chase Issuance Trust, Ser 2005-C2, Cl C2
0.784%, 06/15/09 (A)	400	330
Citibank Credit Card Issuance Trust, Ser 2007-B5, Cl B5
1.021%, 06/08/09 (A)	500	438
GE Capital Credit Card Master Note Trust, Ser 2007-3, Cl C
0.644%, 06/15/09 (A)	500	420
Washington Mutual Master Note Trust, Ser 2006-C3A, Cl C3A
0.724%, 06/15/09 (A) (B)	535	522

		2,664

Mortgage Related Securities — 0.6%
First Franklin Mortgage Loan Asset, Ser 2006-FF18, Cl A2B
0.419%, 06/25/09 (A)	275	114
First Franklin Mortgage Loan Asset, Ser 2007-FF1, Cl M2
0.569%, 06/25/09 (A)	285	1
Morgan Stanley Capital I, Ser 2007-HE2, Cl M2
0.569%, 06/25/09 (A)	150	1

152	SEI Institutional Investments Trust / Annual Report / May 31, 2009

Description	Face Amount ($ Thousands)/ Shares	Market Value ($ Thousands)

Morgan Stanley Home Equity Loan Trust, Ser 2005-3, Cl M1
0.759%, 06/25/09 (A)	$350	$171
Morgan Stanley Home Equity Loan Trust, Ser 2005-4, Cl M1
0.719%, 06/25/09 (A)	370	68
Option One Mortgage Loan Trust, Ser 2005-3, Cl M1
0.779%, 06/25/09 (A)	330	129
Option One Mortgage Loan Trust, Ser 2005-5, Cl M1
0.699%, 06/25/09 (A)	470	123
Option One Mortgage Loan Trust, Ser 2007-FXD2, Cl 2A1
5.900%, 03/25/37	173	153
Option One Mortgage Loan Trust, Ser 2007-HL1, Cl 2A1
0.429%, 06/25/09 (A)	124	103
Residential Asset Securities, Ser 2005-KS12, Cl M1
0.749%, 06/25/09 (A)	375	134
Securitized Asset-Backed Receivables LLC, Ser 2007-NC2, Cl M2
0.569%, 06/25/09 (A)	145	1

		998

Other Asset-Backed Securities — 0.5%
ACAS Business Loan Trust, Ser 2006-1A, Cl A
0.890%, 08/27/09 (A) (B)	416	233
ACAS Business Loan Trust, Ser 2007-1A, Cl C
1.704%, 08/17/09 (A) (B)	425	21
Dominos Pizza Master Issuer LLC, Ser 2007-1, Cl A2
5.261%, 04/25/37 (B) (F)	400	254
Lambda Finance, Ser 2005-1A, Cl A3
1.113%, 08/17/09 (A) (B)	257	210
Sierra Receivables Funding, Ser 2007-2A, Cl A2
1.316%, 06/22/09 (A) (B)	227	143

		861

Total Asset-Backed Securities (Cost $12,200) ($ Thousands)		8,206

AFFILIATED PARTNERSHIP — 37.2%
SEI LIBOR Plus Portfolio†	10,420,126	61,375

Total Affiliated Partnership (Cost $101,228) ($ Thousands)		61,375

Description	Face Amount ($ Thousands)/Shares	Market Value ($ Thousands)

EURODOLLAR — 0.1%

Sovereign — 0.1%
Republic of Trinidad & Tobago
9.875%, 10/01/09	$ 150	$153

Total EuroDollar (Cost $152) ($ Thousands)		153

COMMON STOCK — 0.0%
Sirva Worldwide* (F) (G)	2,247	88

Total Common Stock (Cost $0) ($ Thousands)		88

CASH EQUIVALENT — 13.2%
SEI Daily Income Trust, Prime Obligation Fund, Cl A, 0.260%†**	21,868,678	21,869

Total Cash Equivalent (Cost $21,869) ($ Thousands)		21,869

REPURCHASE AGREEMENT — 7.0%
Morgan Stanley & Co. (E) 0.170%, dated 05/31/09, to be repurchased on 06/01/09, repurchase price $11,500,163 (collateralized by U.S. Government obligations, ranging in par value $18,295- $37,934,471, 4.000%-10.500%, 04/01/11-12/01/38; with total market value $11,783,668)	11,500	11,500

Total Repurchase Agreement (Cost $11,500) ($ Thousands)		11,500

Total Investments — 98.9% (Cost $223,461) ($ Thousands)		$163,333

A summary of the open futures contracts held by the Fund at May 31, 2009, is as follows:

Type of Contract	Number of Contracts Short	Expiration Date	Unrealized (Depreciation) ($ Thousands)
U.S. 10-Year Treasury Note	(4)	Sep-2009	$(5)
U.S. 2-Year Treasury Note	(31)	Sep-2009	(7)
U.S. 5-Year Treasury Note	(8)	Sep-2009	(2)
U.S. Long Treasury Bond	(3)	Sep-2009	(7)

			$(21)

SEI Institutional Investments Trust / Annual Report / May 31, 2009	153

SCHEDULE OF INVESTMENTS

Enhanced LIBOR Opportunities Fund (Concluded)

May 31, 2009

A summary of the outstanding forward foreign currency contracts held by the Fund at May 31, 2009, is as follows:

Maturity Date	Currency to Deliver (Thousands)		Currency to Receive (Thousands)		Unrealized Appreciation (Depreciation) ($ Thousands)
6/10/09	USD	46	EUR	34	$3
6/10/09-7/10/09	CHF	2,300	EUR	1,485	(56)
6/10/09-7/10/09	EUR	1,508	CHF	2,300	24
6/10/09-7/10/09	EUR	1,415	SGD	2,800	(65)
6/10/09-7/10/09	JPY	196,000	NOK	14,509	251
6/10/09-7/10/09	NOK	14,337	JPY	196,000	(224)
6/10/09-7/10/09	NOK	172	USD	26	(2)
6/10/09-7/10/09	SGD	2,800	EUR	1,394	35
6/10/09-8/12/09	EUR	2,986	JPY	381,000	(232)
6/10/09-8/12/09	JPY	381,000	EUR	3,070	350
6/10/09-8/12/09	USD	1,339	NZD	2,370	176
6/10/09-9/10/09	GBP	5,121	JPY	710,000	(810)
6/10/09-9/10/09	JPY	710,000	GBP	5,018	645
6/10/09-9/10/09	NZD	2,440	USD	1,350	(210)
6/10/09-9/10/09	USD	191	GBP	133	24
7/10/09	USD	8	AUD	11	1
7/10/09-8/12/09	EUR	74	USD	99	(6)
7/10/09-9/10/09	AUD	1,933	CHF	1,500	(132)
7/10/09-9/10/09	CHF	1,500	AUD	1,925	126
7/10/09-9/10/09	CHF	2,100	GBP	1,245	36
7/10/09-9/10/09	GBP	1,271	CHF	2,100	(77)
8/12/09	AUD	634	JPY	43,000	(54)
8/12/09	CHF	500	NOK	2,843	(18)
8/12/09	JPY	43,000	AUD	695	102
8/12/09	NOK	2,903	CHF	500	9
8/12/09	USD	9	NOK	60	0
8/12/09-9/10/09	AUD	65	USD	44	(7)
9/10/09	CHF	1,000	USD	850	(90)
9/10/09	GBP	277	SGD	600	(31)
9/10/09	JPY	42,000	NZD	826	85
9/10/09	NZD	756	JPY	42,000	(40)
9/10/09	SGD	600	GBP	272	23
9/10/09	USD	855	CHF	1,000	85

					$(79)

Percentages are based on a Net Assets of $165,113 ($ Thousands).

*	Non-income producing security.

**	The rate reported is the 7-day effective yield as of May 31, 2009.

†	Investment in Affiliated Security (see Note 4).

‡	Real Estate Investment Trust

(A)	Variable Rate Security — The rate reported is the rate in effect as of May 31, 2009. The date reported is the next reset date.

(B)	Securities sold within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “accredited investors.” These securities have been determined to be liquid under guidelines established by the board of Trustees.

(C)	Zero coupon security. The rate reported is the effective yield at time of purchase.

(D)	Security in default on interest payments.

(E)	Tri-Party Repurchase Agreement.

(F)	Securities considered illiquid. The total value of such securities as of May 31, 2009 was $342 ($ Thousands) and represented 0.21% of net assets.

(G)	Security fair valued using methods determined in good faith by the Valuation Committee of the Board of Trustees. The total value of such securities as of May 31, 2009 was $88 ($ Thousands) and represented 0.00% of net assets.

AUD — Australian Dollar

CHF — Swiss Franc

Cl — Class

EUR — Euro

FHLB — Federal Home Loan Bank

FNMA — Federal National Mortgage Association

GBP — British Pound Sterling

JPY — Japanese Yen

LLC — Limited Liability Company

L.P. — Limited Partnership

MTN — Medium Term Note

NZD — New Zealand Dollar

NOK — Norwegian Dollar

Ser — Series

SGD — Singapore Dollar

USD — United States Dollar

The accompanying notes are an integral part of the financial statements.

154	SEI Institutional Investments Trust / Annual Report / May 31, 2009

SCHEDULE OF INVESTMENTS

Core Fixed Income Fund

May 31, 2009

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES — 57.7%

Agency Mortgage-Backed Obligations — 41.9%
FHLMC
7.500%, 08/01/30 to 06/01/32	$742	$809
7.000%, 11/01/15 to 09/01/25	203	222
6.500%, 06/01/17 to 09/01/38	44,307	47,369
6.000%, 08/01/16 to 08/01/38	55,901	58,818
5.500%, 12/01/13 to 09/01/38	261,464	271,445
5.000%, 10/01/14 to 12/01/34	53,105	55,258
4.000%, 09/01/18 to 10/01/33	6,139	6,213
FHLMC ARM (A)
6.737%, 08/15/09	4,168	4,379
6.715%, 08/15/09	2,072	2,169
6.697%, 08/15/09	5,400	5,706
6.606%, 08/15/09	1,335	1,399
6.563%, 08/15/09	2,551	2,676
6.506%, 08/15/09	1,294	1,353
6.448%, 08/15/09	16,200	17,043
6.371%, 08/15/09	1,636	1,712
6.284%, 08/15/09	4,104	4,303
6.205%, 08/15/09	1,564	1,633
6.165%, 08/15/09	1,280	1,339
6.152%, 08/15/09	6,959	7,323
5.999%, 08/15/09	2,070	2,164
5.977%, 08/15/09	13	14
5.926%, 08/15/09	11,972	12,584
5.881%, 08/15/09	694	726
5.729%, 08/15/09	2	2

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

5.560%, 07/25/09	$4,975	$5,178
5.529%, 08/15/09	3,026	3,125
5.091%, 08/15/09	5,102	5,287
0.000%, 08/15/09	1,461	1,530
FHLMC CMO, Ser 1, Cl Z
9.300%, 04/15/19	23	25
FHLMC CMO, Ser 1611, Cl Z
6.500%, 11/15/23	11,344	12,173
FHLMC CMO, Ser 1983, Cl Z
6.500%, 12/15/23	1,399	1,488
FHLMC CMO, Ser 2043, Cl CJ
6.500%, 04/15/28	2,053	2,179
FHLMC CMO, Ser 2312, Cl Z
6.500%, 05/15/31	1,531	1,628
FHLMC CMO, Ser 2389, Cl CD
6.000%, 03/15/16	753	763
FHLMC CMO, Ser 2489, Cl PE
6.000%, 08/15/32	1,007	1,064
FHLMC CMO, Ser 2542, Cl ES
5.000%, 12/15/17	1,000	1,058
FHLMC CMO, Ser 2558, Cl BD
5.000%, 01/15/18	4,137	4,373
FHLMC CMO, Ser 2564, Cl BQ
5.500%, 10/15/17	2,779	2,962
FHLMC CMO, Ser 2590, Cl NU
5.000%, 06/15/17	1,000	1,046
FHLMC CMO, Ser 2590, Cl BY
5.000%, 03/15/18	1,346	1,421
FHLMC CMO, Ser 2603, Cl KT
4.750%, 07/15/14	4,991	5,264
FHLMC CMO, Ser 2623, Cl AJ
4.500%, 07/15/16	2,531	2,606
FHLMC CMO, Ser 2631, Cl MC
5.000%, 02/15/32	484	508
FHLMC CMO, Ser 2671, Cl S
14.127%, 06/15/09 (A)	291	309
FHLMC CMO, Ser 2672, Cl HA
4.000%, 09/15/16	1,221	1,255
FHLMC CMO, Ser 2676, Cl CY
4.000%, 09/15/18	2,291	2,306
FHLMC CMO, Ser 2684, Cl SN
26.528%, 06/15/09 (A)	200	208
FHLMC CMO, Ser 2690, Cl TV
4.500%, 11/15/25	1,800	1,808
FHLMC CMO, Ser 2727, Cl PW
3.570%, 06/15/29	789	804
FHLMC CMO, Ser 2733, Cl ME
5.000%, 01/15/34	6,302	6,384
FHLMC CMO, Ser 2765, Cl CT
4.000%, 03/15/19	1,557	1,518
FHLMC CMO, Ser 2778, Cl JD
5.000%, 12/15/32	1,974	2,075
FHLMC CMO, Ser 2780, Cl TB
3.000%, 12/15/24	238	239

SEI Institutional Investments Trust / Annual Report / May 31, 2009	155

SCHEDULE OF INVESTMENTS

Core Fixed Income Fund (Continued)

May 31, 2009

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

FHLMC CMO, Ser 2790, Cl TN
4.000%, 05/15/24	$2,779	$2,659
FHLMC CMO, Ser 2827, Cl CS
15.553%, 06/15/09 (A)	150	151
FHLMC CMO, Ser 2843, Cl BC
5.000%, 08/15/19	1,740	1,838
FHLMC CMO, Ser 2875, Cl HB
4.000%, 10/15/19	954	912
FHLMC CMO, Ser 2945, Cl SA
11.674%, 06/15/09 (A)	4,221	4,475
FHLMC CMO, Ser 2981, Cl FA
0.744%, 06/15/09 (A)	1,215	1,187
FHLMC CMO, Ser 2985, Cl JR
4.500%, 06/15/25	4,161	4,192
FHLMC CMO, Ser 3000, Cl PA
3.900%, 01/15/23	1,932	1,985
FHLMC CMO, Ser 3035, Cl PA
5.500%, 09/15/35	1,197	1,274
FHLMC CMO, Ser 3076, Cl MP
0.000%, 10/15/30	271	267
FHLMC CMO, Ser 3195, Cl PD
6.500%, 07/15/36	2,500	2,708
FHLMC CMO, Ser 3202, Cl HI, IO
6.306%, 06/15/09 (A)	1,556	186
FHLMC CMO, Ser 3253, Cl A
5.000%, 08/15/20	2,311	2,410
FHLMC CMO, Ser 3263, Cl WE
0.427%, 07/15/09 (A)	274	264
FHLMC CMO, Ser 3273, Cl TH
7.500%, 07/15/09 (A)	293	284
FHLMC CMO, Ser 3277, Cl Y
0.000%, 07/15/09 (A)	600	599
FHLMC CMO, Ser 3312, Cl BP
5.500%, 01/15/31	300	309
FHLMC CMO, Ser 3372, Cl BD
4.500%, 10/15/22	2,533	2,520
FHLMC CMO, Ser 3387, Cl SA, IO
6.076%, 06/15/09 (A)	1,593	145
FHLMC CMO, Ser 3455, Cl SE
5.856%, 06/15/09 (A)	6,217	602
FHLMC CMO, Ser 3455, Cl MB
4.500%, 06/15/23	8,548	8,525
FHLMC CMO, Ser 3465, Cl HA
4.000%, 07/15/17	5,778	5,966
FHLMC CMO, Ser 3498, Cl GB
6.500%, 11/15/36	7,285	7,827
FHLMC TBA
5.500%, 07/01/37	103,000	106,026
FNMA
8.000%, 04/01/15 to 07/01/36	700	758
7.500%, 06/01/30 to 06/01/31	573	632

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

7.000%, 12/01/15 to 06/01/35	$13,118	$14,264
6.500%, 05/01/17 to 12/01/37	55,440	59,094
6.000%, 06/17/19 to 02/01/39	147,349	154,900
5.500%, 04/01/14 to 08/01/37	194,377	203,122
5.000%, 02/01/20 to 11/01/36	160,610	165,439
4.500%, 07/01/20 to 04/01/38	39,953	40,699
4.000%, 04/01/19 to 11/01/20	4,410	4,464
FNMA ARM (A)
6.648%, 07/25/09	2,810	2,968
6.277%, 07/25/09	5,642	5,868
6.207%, 07/25/09	84	88
6.113%, 07/25/09	1,366	1,430
6.106%, 07/25/09	829	870
6.037%, 07/25/09	2,070	2,175
6.028%, 07/25/09	1,695	1,774
5.981%, 07/25/09	1,685	1,763
5.936%, 07/25/09	3,098	3,244
5.911%, 07/25/09	5,805	6,070
5.900%, 07/25/09	4,596	4,803
5.878%, 07/25/09	1,382	1,443
5.826%, 08/15/09	3,081	3,220
5.798%, 07/25/09	14,728	15,374
5.766%, 07/25/09	3,394	3,540
5.697%, 07/25/09	5,883	6,144
5.640%, 07/25/09	10,070	10,495
5.578%, 07/25/09	3,181	3,323
5.561%, 07/25/09	567	589
5.508%, 08/15/09	3,945	4,125
3.531%, 07/25/09	1,973	2,010
3.529%, 07/25/09	1,976	2,013
3.528%, 07/25/09	2,003	2,040
3.516%, 07/25/09	1,987	2,024
3.514%, 07/25/09	2,034	2,071
FNMA CMO, Ser 1992-69, Cl Z
8.000%, 05/25/22	923	1,014
FNMA CMO, Ser 1993-149, Cl SH
11.500%, 06/25/09 (A)	437	506
FNMA CMO, Ser 1994-31, Cl ZC
6.500%, 02/25/24	1,517	1,635
FNMA CMO, Ser 1994-63, Cl PK
7.000%, 04/25/24	1,370	1,491
FNMA CMO, Ser 1997-32, Cl PG
6.500%, 04/25/27	1,056	1,127
FNMA CMO, Ser 1999-11, Cl Z
5.500%, 03/25/29	3,000	3,158
FNMA CMO, Ser 2001-81, Cl HE
6.500%, 01/25/32	33,453	35,973

156	SEI Institutional Investments Trust / Annual Report / May 31, 2009

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

FNMA CMO, Ser 2002-10, Cl SB
18.459%, 06/25/09 (A)	$255	$302
FNMA CMO, Ser 2002-94, Cl HQ
4.500%, 01/25/18	2,379	2,478
FNMA CMO, Ser 2003-108, Cl BE
4.000%, 11/25/18	230	230
FNMA CMO, Ser 2003-125, Cl AY
4.000%, 12/25/18	660	654
FNMA CMO, Ser 2003-15, Cl CH
4.000%, 02/25/17	851	867
FNMA CMO, Ser 2003-16, Cl PN
4.500%, 10/25/15	909	918
FNMA CMO, Ser 2003-24, Cl MV
5.500%, 02/25/14	1,510	1,614
FNMA CMO, Ser 2003-3, Cl HJ
5.000%, 02/25/18	1,000	1,057
FNMA CMO, Ser 2003-30, Cl HS, IO
7.341%, 06/25/09 (A)	2,395	200
FNMA CMO, Ser 2003-50, Cl QJ
5.000%, 08/25/28	396	403
FNMA CMO, Ser 2004-101, Cl HD
5.000%, 01/25/20	2,500	2,622
FNMA CMO, Ser 2004-60, Cl PA
5.500%, 04/25/34	1,648	1,733
FNMA CMO, Ser 2005-58, Cl MA
5.500%, 07/25/35	976	1,040
FNMA CMO, Ser 2005-69, Cl JM
4.500%, 08/25/25	1,801	1,785
FNMA CMO, Ser 2005-74, Cl CS
19.171%, 06/25/09 (A)	809	978
FNMA CMO, Ser 2006-33, Cl LS
28.761%, 06/25/09 (A)	682	863
FNMA CMO, Ser 2006-46, Cl SW
23.067%, 06/25/09 (A)	717	910
FNMA CMO, Ser 2007-113, Cl DB
4.500%, 12/25/22	3,664	3,614
FNMA CMO, Ser 2007-30, Cl MA
4.250%, 02/25/37	1,492	1,535
FNMA CMO, Ser 2007-39, Cl NA
4.250%, 01/25/37	216	223
FNMA CMO, Ser 2007-53, Cl SH
5.791%, 06/25/09 (A)	3,718	323
FNMA CMO, Ser 2007-92, Cl YS, IO
5.471%, 06/25/09 (A)	3,403	288
FNMA CMO, Ser 2008-1, Cl BI
5.601%, 06/25/09 (A)	4,311	341
FNMA CMO, Ser 2008-22, Cl SI
6.121%, 06/25/09 (A)	23,000	2,977
FNMA CMO, Ser 2008-24, Cl DY
5.000%, 04/25/23	1,500	1,565
FNMA CMO, Ser 2008-53, Cl CA
5.000%, 07/25/23	3,500	3,678
FNMA CMO, Ser 2008-66, Cl B
5.000%, 08/25/23	669	680

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

FNMA TBA
5.500%, 06/01/22 to 06/12/37	$43,000	$44,795
5.000%, 06/17/21 to 06/01/38	80,900	82,976
4.500%, 06/12/37 to 07/01/37	5,800	5,832
GNMA
9.500%, 12/15/20	13	14
7.500%, 09/20/38	792	845
7.000%, 04/15/26 to 09/15/34	3,689	4,007
6.500%, 01/15/24 to 02/15/39	20,230	21,586
6.000%, 11/15/23 to 02/15/35	43,293	45,459
5.000%, 05/15/33 to 11/15/35	36,255	37,469
GNMA CMO, Ser 2001-18, Cl WH
31.191%, 06/20/09 (A)	173	241
GNMA CMO, Ser 2001-22, Cl PS
20.137%, 06/17/09 (A)	1,275	1,504
GNMA CMO, Ser 2002-51, Cl SG
31.130%, 06/20/09 (A)	164	234
GNMA CMO, Ser 2002-57, Cl SB
107.475%, 08/16/32	117	320
GNMA CMO, Ser 2002-69, Cl SC
15.804%, 06/20/09 (A)	596	654
GNMA CMO, Ser 2003-60, Cl GS
11.858%, 06/16/09 (A)	238	234
GNMA CMO, Ser 2003-82, Cl IO, IO
5.500%, 03/20/29	589	3
GNMA CMO, Ser 2003-86, Cl ZK
5.000%, 10/20/33	11,495	11,455
GNMA CMO, Ser 2004-80, Cl IP, IO
5.500%, 07/20/34	2,365	64
GNMA CMO, Ser 2004-87, Cl LI, IO
5.000%, 12/20/28	1,867	36
GNMA CMO, Ser 2005-7, Cl JM
15.983%, 06/18/09 (A)	534	620
GNMA CMO, Ser 2006-37, Cl JG
5.000%, 07/20/36	1,723	1,789
GNMA CMO, Ser 2006-38, Cl SW
6.184%, 06/20/09 (A)	3,596	266
GNMA CMO, Ser 2008-2, Cl MS
6.825%, 06/16/09 (A)	3,144	241
GNMA CMO, Ser 2009-14, Cl NI, IO
6.500%, 03/20/39	96	11
GNMA CMO, Ser 2009-18, Cl PI
5.500%, 11/16/37	1,955	266
GNMA CMO, Ser 2009-22, Cl SA
5.954%, 06/20/09 (A)	5,000	398
GNMA CMO, Ser 2009-31, Cl TS
12.475%, 10/15/30	5,000	369

SEI Institutional Investments Trust / Annual Report / May 31, 2009	157

SCHEDULE OF INVESTMENTS

Core Fixed Income Fund (Continued)

May 31, 2009

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

GNMA CMO, Ser 2009-33, Cl TI, IO
6.000%, 05/01/39	$1,000	$97
GNMA TBA
6.500%, 06/19/33	9,600	10,152
6.000%, 05/01/34	34,500	36,031
5.500%, 06/20/37	25,500	26,440
4.500%, 07/01/35 to 07/15/39	20,000	20,108

		1,900,688

Non-Agency Mortgage-Backed Obligations — 15.8%
Adjustable Rate Mortgage Trust, Ser 2005-8, Cl 4A11
5.435%, 07/25/09 (A)	11,089	7,528
American Home Mortgage Assets, Ser 2006-5, Cl A1
2.359%, 07/25/09 (A)	1,819	612
American Home Mortgage Assets, Ser 2007-2, Cl A1
0.434%, 06/25/09 (A)	15,195	5,749
American Tower Trust, Ser 2007-1A, Cl AFX
5.420%, 04/15/37 (B)	3,409	3,034
Banc of America Alternative Loan Trust, Ser 2003-7, Cl 1CB1
5.500%, 09/25/33	683	603
Banc of America Alternative Loan Trust, Ser 2006-8, Cl 3A1
6.246%, 07/25/09 (A)	352	256
Banc of America Alternative Loan Trust, Ser 2007-1, Cl 2A1
6.476%, 07/25/09 (A)	511	263
Banc of America Commercial Mortgage Securities, Ser 2000-1, Cl A2A
7.333%, 07/15/09 (A)	2,325	2,336
Banc of America Commercial Mortgage Securities, Ser 2002-PB2, Cl B
6.309%, 06/11/35	1,075	1,022
Banc of America Commercial Mortgage Securities, Ser 2003-1, Cl A1
3.878%, 09/11/36	5,377	5,368
Banc of America Commercial Mortgage Securities, Ser 2003-1, Cl A2
4.648%, 09/11/36	2,397	2,226
Banc of America Commercial Mortgage Securities, Ser 2004-2, Cl A5
4.580%, 11/10/38	564	503
Banc of America Commercial Mortgage Securities, Ser 2005-3, Cl A4
4.668%, 07/10/43	8,860	7,812
Banc of America Commercial Mortgage Securities, Ser 2005-5, Cl A4
5.115%, 07/10/09 (A)	1,190	1,016

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Banc of America Commercial Mortgage Securities, Ser 2006-4, Cl A4
5.634%, 07/10/46	$15,000	$12,201
Banc of America Commercial Mortgage, Ser 2004-2, Cl A3
4.050%, 11/10/38	1,299	1,246
Banc of America Commercial Mortgage, Ser 2006-1, Cl A4
5.372%, 07/10/09 (A)	500	418
Banc of America Commercial Mortgage, Ser 2006-5, Cl A2
5.317%, 09/10/47	1,054	979
Banc of America Commercial Mortgage, Ser 2007-2, Cl A2
5.634%, 07/10/09 (A)	7,269	6,723
Banc of America Funding, Ser 2004-2, Cl 1CB1
5.750%, 09/20/34	763	677
Banc of America Funding, Ser 2005-B, Cl 2A1
5.087%, 07/20/09 (A)	4,953	3,246
Bear Stearns Adjustable Rate Mortgage Trust, Ser 2004-2, Cl 24A
5.294%, 07/25/09 (A)	4,457	3,869
Bear Stearns Asset Backed Securities Trust, Ser 2006-AC1, Cl 1A1
5.750%, 02/25/36	2,519	1,441
Bear Stearns Commercial Mortgage Securities, Ser 2000-WF1, Cl A2
7.780%, 07/15/09 (A)	4,557	4,600
Bear Stearns Commercial Mortgage Securities, Ser 2001-TOP4, Cl A3
5.610%, 11/15/33	1,709	1,709
Bear Stearns Commercial Mortgage Securities, Ser 2002-TOP8, Cl A2
4.830%, 08/15/38	3,071	2,924
Bear Stearns Commercial Mortgage Securities, Ser 2003-T-12, Cl A3
4.240%, 07/13/09 (A)	1,021	994
Bear Stearns Commercial Mortgage Securities, Ser 2004-PWR6, Cl A6
4.825%, 11/11/41	637	566
Bear Stearns Commercial Mortgage Securities, Ser 2005-T20, Cl A4A
5.150%, 07/12/09 (A)	6,500	5,692
Bear Stearns Commercial Mortgage Securities, Ser 2007-PW10, Cl A4
5.405%, 07/11/09 (A)	889	806
Bear Stearns Commercial Mortgage Securities, Ser 2007-PW16, Cl A2
5.667%, 07/11/09 (A)	10,298	9,677
Bear Stearns Commercial Mortgage Securities, Ser 2007-PW17, Cl A3
5.736%, 06/11/50	2,500	2,193

158	SEI Institutional Investments Trust / Annual Report / May 31, 2009

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Chase Mortgage Finance, Ser 2005-A1, Cl 2A3
5.238%, 07/25/09 (A)	$13,166	$7,891
Citigroup Commercial Mortgage Trust, Ser 2006-C4, Cl A3
5.726%, 07/15/09 (A)	3,525	2,957
Citigroup Mortgage Loan Trust, Ser 2005-11, Cl A3
4.900%, 07/25/09 (A)	6,691	5,443
Citigroup Mortgage Loan Trust, Ser 2009-5, Cl 8A1
4.900%, 07/25/09 (A)	1,525	1,386
Commercial Mortgage Asset Trust, Ser 1999-C1, Cl A4
6.975%, 06/17/09 (A)	2,593	2,687
Commercial Mortgage Asset Trust, Ser 1999-C2, Cl A2
7.546%, 06/17/09 (A)	175	177
Commercial Mortgage Loan Trust, Ser 2008-LS1, Cl A4B
6.019%, 07/10/09 (A)	9,920	7,089
Commercial Mortgage Pass Through Certificates, Ser 2005-LP5, Cl A4
4.982%, 07/10/09 (A)	600	526
Commercial Mortgage Pass-Through Certificates, Ser 2001-J2A, Cl A2
6.096%, 07/16/34 (B)	5,564	5,574
Countrywide Alternative Loan Trust, Ser 2003-20CB, Cl 1A1
5.500%, 10/25/33	3,043	2,537
Countrywide Alternative Loan Trust, Ser 2004-27CB, Cl A1
6.000%, 12/25/34	2,631	2,228
Countrywide Alternative Loan Trust, Ser 2004-32CB, Cl 2A3, IO
4.791%, 06/25/09 (A)	53,921	3,136
Countrywide Alternative Loan Trust, Ser 2004-J1, Cl 1A1
6.000%, 02/25/34	559	484
Countrywide Alternative Loan Trust, Ser 2004-J6, Cl 2A1
6.500%, 11/25/31	1,824	1,615
Countrywide Alternative Loan Trust, Ser 2005-27, Cl 2A1
2.789%, 07/25/09 (A)	4,388	1,903
Countrywide Alternative Loan Trust, Ser 2005-27, Cl 3A2
2.539%, 07/25/09 (A)	1,149	451
Countrywide Alternative Loan Trust, Ser 2005-56, Cl 4A1
0.619%, 06/25/09 (A)	8,481	3,625
Countrywide Alternative Loan Trust, Ser 2005-59, Cl 1A1
0.639%, 06/22/09 (A)	10,094	4,576

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Countrywide Alternative Loan Trust, Ser 2005-72, Cl A1
0.579%, 06/25/09 (A)	$3,327	$1,408
Countrywide Alternative Loan Trust, Ser 2006-0A9, Cl 2A1A
0.526%, 06/22/09 (A)	667	242
Countrywide Alternative Loan Trust, Ser 2006-OA11, Cl A4
0.499%, 06/25/09 (A)	10,832	3,907
Countrywide Alternative Loan Trust, Ser 2006-OA14, Cl 1A2
2.319%, 07/25/09 (A)	1,166	144
Countrywide Alternative Loan Trust, Ser 2006-OA2, Cl X1P, IO
4.220%, 07/20/09 (A)	32,377	486
Countrywide Alternative Loan Trust, Ser 2006-OC6, Cl 2A1
0.379%, 06/25/09 (A)	1,740	1,471
Countrywide Home Loan Mortgage Pass Through Trust, Ser 2003-56, Cl 6A1
5.325%, 07/25/09 (A)	743	584
Countrywide Home Loan Mortgage Pass Through Trust, Ser 2003-J7, Cl 4A3
9.374%, 06/25/09 (A)	353	327
Countrywide Home Loan Mortgage Pass Through Trust, Ser 2004-8, Cl 2A1
4.500%, 06/25/19	1,468	1,429
Countrywide Home Loan Mortgage Pass-Through Trust, Ser 2005-20, Cl A7
5.250%, 10/25/35	831	587
Countrywide Home Loan Mortgage Pass-Through Trust, Ser 2005-R3, Cl AF
0.709%, 06/25/09 (A) (B)	8,574	5,515
Credit Suisse First Boston Mortgage Securities, Ser 2001-CK1, Cl A3
6.380%, 12/18/35	1,216	1,227
Credit Suisse First Boston Mortgage Securities, Ser 2002-CKS4, Cl A1
4.485%, 11/15/36	81	81
Credit Suisse First Boston Mortgage Securities, Ser 2005-C6, Cl A4
5.230%, 07/15/09 (A)	22,220	19,391
Credit Suisse First Boston Mortgage Securities, Ser 2001-CF2, Cl A4
6.505%, 02/15/34	2,124	2,182
Credit Suisse First Boston Mortgage Securities, Ser 2001-CK3, Cl A4
6.530%, 06/15/34	6,068	6,136
Credit Suisse First Boston Mortgage Securities, Ser 2001-CKN5, Cl A4
5.435%, 09/15/34	3,354	3,358

SEI Institutional Investments Trust / Annual Report / May 31, 2009	159

SCHEDULE OF INVESTMENTS

Core Fixed Income Fund (Continued)

May 31, 2009

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Credit Suisse First Boston Mortgage Securities, Ser 2002-CKS4, Cl A2
5.183%, 11/15/36	$6,381	$6,158
Credit Suisse First Boston Mortgage Securities, Ser 2002-CP5, Cl A2
4.940%, 12/15/35	955	910
Credit Suisse First Boston Mortgage Securities, Ser 2003-C5, Cl A4
4.900%, 07/15/09 (A)	1,475	1,373
Credit Suisse First Boston Mortgage Securities, Ser 2003-CK2, Cl A4
4.801%, 03/15/36	1,215	1,168
Credit Suisse First Boston Mortgage Securities, Ser 2003-CPN1, Cl A2
4.597%, 03/15/35	851	789
Credit Suisse First Boston Mortgage Securities, Ser 2004-C2, Cl A1
3.819%, 05/15/36	7,766	7,447
CS First Boston Mortgage Securities, Ser 2004-AR5, Cl 7A2
3.637%, 07/25/09 (A)	1,064	889
CS First Boston Mortgage Securities, Ser 2005-4, Cl 3A24
17.988%, 07/25/09 (A)	453	465
CW Capital Cobalt, Ser 2006-C1, Cl A4
5.223%, 08/15/48	7,040	5,223
DLJ Commercial Mortgage, Ser 2000-CKP1, Cl A1B
7.180%, 11/10/33	180	184
DLJ Commercial Mortgage, Ser CG3, Cl A1B
7.340%, 09/10/09	1,040	1,041
DSLA Mortgage Loan Trust, Ser 2004-AR2, Cl A2B
0.728%, 06/19/09 (A)	2,448	534
DSLA Mortgage Loan Trust, Ser 2006-AR1, Cl 1A1A
2.359%, 07/19/09 (A)	474	176
First Horizon Alternative Mortgage Securities, Ser 2006-FA6, Cl 2A10
6.000%, 11/25/36 (I)	1,372	1,191
First Union National Bank Commercial Mortgage, Ser 1999-C4, Cl A2
7.390%, 12/15/31	119	120
First Union National Bank Commercial Mortgage, Ser 2000-C2, Cl A2
7.202%, 10/15/32	1,686	1,715
First Union National Bank Commercial Mortgage, Ser 2001-C4, Cl B
6.417%, 12/12/33	926	882
GE Capital Commercial Mortgage, Ser 2001-2, Cl A3
6.030%, 08/11/33	666	670

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Ge Capital Commercial Mortgage, Ser 2002-1A, Cl A3
6.269%, 12/10/35	$1,562	$1,600
GE Capital Commercial Mortgage, Ser 2005-C4, Cl A3A
5.334%, 07/10/09 (A)	14,500	13,353
GE Capital Commercial Mortgage, Ser 2007-C1, Cl A4
5.543%, 02/10/17	5,060	3,514
GMAC Commercial Mortgage Securities, Ser 2000-C1, Cl A2
7.724%, 07/15/09 (A)	6,185	6,258
GMAC Commercial Mortgage Securities, Ser 2000-C2, Cl A2
7.455%, 07/16/09 (A)	7,826	7,941
GMAC Commercial Mortgage Securities, Ser 2000-C3, Cl A2
6.957%, 09/15/35	8,695	8,943
GMAC Commercial Mortgage Securities, Ser 2002-C3, Cl A2
4.930%, 07/10/39	3,009	2,889
GMAC Commercial Mortgage Securities, Ser 2003-C2, Cl A2
5.485%, 07/10/09 (A)	1,259	1,250
GMAC Commercial Mortgage Securities, Ser 2003-C3, Cl A4
5.023%, 04/10/40	5,138	4,619
GMAC Commercial Mortgage Securities, Ser 2004-C2, Cl A1
3.896%, 08/10/38	25	25
GMAC Mortgage Loan Trust, Ser 2004-J4, Cl A1
5.500%, 09/25/34	607	608
GMAC Mortgage Loan Trust, Ser 2005-AR6, Cl 2A1
5.219%, 07/19/09 (A)	1,232	880
Greenpoint Mortgage Funding Trust, Ser 2007-AR1, Cl 1A1A
0.389%, 06/25/09 (A)	16,309	8,019
Greenwich Capital Commercial Funding, Ser 2005-GG5, Cl A5
5.224%, 07/10/09 (A)	2,491	2,105
Greenwich Capital Commercial Funding, Ser 2006-GG7, Cl A4
5.917%, 07/10/09 (A)	10,875	8,934
GS Mortgage Securities II, Ser 2001-GL3A, Cl A2
6.449%, 07/05/09 (A) (B)	5,378	5,435
GS Mortgage Securities II, Ser 2005-GG4, Cl AABA
4.680%, 07/10/39	6,191	6,029
GS Mortgage Securities II, Ser 2006-GG6, Cl A4
5.553%, 07/10/09 (A)	1,000	832

160	SEI Institutional Investments Trust / Annual Report / May 31, 2009

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

GSMPS Mortgage Loan Trust, Ser 1998-1, Cl A
8.000%, 07/19/09 (A) (B)	$6	$4
GSMPS Mortgage Loan Trust, Ser 2005-RP3, Cl 1AF
0.659%, 06/25/09 (A) (B)	3,279	2,216
GSMPS Mortgage Loan Trust, Ser 2006-RP2, Cl 1AF1
0.709%, 06/25/09 (A) (B)	2,418	2,068
Harborview Mortgage Loan Trust, Ser 2005-01, Cl X, IO
2.950%, 03/19/35	11,887	167
Harborview Mortgage Loan Trust, Ser 2005-12, Cl X2B, IO
3.005%, 07/19/09 (A)	23,328	284
Heller Financial Commercial Mortgage Asset, Ser 1999-PH1, Cl C
7.099%, 07/15/09 (A)	239	238
Impac Secured Assets CMN Owner Trust, Ser 2003-2, Cl A1
5.500%, 08/25/33	436	385
Impac Secured Assets CMN Owner Trust, Ser 2006-2, Cl 2A1
0.659%, 06/25/09 (A)	849	471
Indymac INDA Mortgage Loan Trust, Ser 2007-AR7, Cl 1A1
6.151%, 07/25/09 (A)	2,459	1,537
Indymac INDX Mortgage Loan Trust, Ser 2007-AR5, Cl 1A1
5.947%, 07/25/09 (A)	3,861	1,709
JPMorgan Alternative Loan Trust, Ser 2006-A7, Cl 2A6
5.750%, 07/25/09 (A)	11,300	4,239
JPMorgan Chase Commercial Mortgage Securities, Ser 2000-C10, Cl A2
7.371%, 07/15/09 (A)	1,775	1,788
JPMorgan Chase Commercial Mortgage Securities, Ser 2001-CIB3, Cl A3
6.465%, 11/15/35	5,615	5,727
JPMorgan Chase Commercial Mortgage Securities, Ser 2002-CIB5, Cl A2
5.161%, 10/12/37	1,137	1,108
JPMorgan Chase Commercial Mortgage Securities, Ser 2003-PM1A, Cl A4
5.326%, 07/12/09 (A)	1,911	1,825
JPMorgan Chase Commercial Mortgage Securities, Ser 2004-C3, Cl A4
4.657%, 01/15/42	4,000	3,565
JPMorgan Chase Commercial Mortgage Securities, Ser 2004-C3, Cl A2
4.223%, 01/15/42	12,948	12,720
JPMorgan Chase Commercial Mortgage Securities, Ser 2005-CB13, Cl A4
5.280%, 07/12/09 (A)	1,621	1,463

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

JPMorgan Chase Commercial Mortgage Securities, Ser 2005-LDP2, Cl A1
4.334%, 07/15/42	$101	$101
JPMorgan Chase Commercial Mortgage Securities, Ser 2005-LDP3, Cl A1
4.655%, 08/15/42	303	302
JPMorgan Chase Commercial Mortgage Securities, Ser 2005-LDP4, Cl A4
4.918%, 07/15/09 (A)	1,200	1,038
JPMorgan Chase Commercial Mortgage Securities, Ser 2006-LDP7, Cl A2
5.861%, 07/15/09 (A)	2,400	2,282
JPMorgan Chase Commercial Mortgage Securities, Ser 2006-LDP8, Cl A4
5.399%, 05/15/45	500	393
JPMorgan Chase Commercial Mortgage Securities, Ser 2007-CB19, Cl A2
5.746%, 07/12/09 (A)	774	736
JPMorgan Chase Commercial Mortgage Securities, Ser 2007-LD12, Cl A4
5.882%, 07/15/09 (A)	3,165	2,413
JPMorgan Chase Commercial Mortgage Securities, Ser 2007-LDPX, Cl A3
5.420%, 01/15/49	5,377	4,039
JPMorgan Mortgage Trust, Ser 2004-A3, Cl SF3
4.587%, 07/25/09 (A)	5,774	5,116
JPMorgan Mortgage Trust, Ser 2004-A5, Cl 4A2
4.810%, 07/25/09 (A)	4,591	4,020
JPMorgan Mortgage Trust, Ser 2004-A5, Cl 4A4
4.812%, 07/25/09 (A)	11,500	10,038
JPMorgan Mortgage Trust, Ser 2005-A3, Cl 11A2
4.499%, 07/25/09 (A)	13,065	7,810
JPMorgan Mortgage Trust, Ser 2006-A2, Cl 2A2
5.756%, 07/25/09 (A)	13,400	7,983
JPMorgan Mortgage Trust, Ser 2006-A3, Cl 3A4
5.731%, 07/25/09 (A)	14,500	8,122
LB Commercial Conduit Mortgage Trust, Ser 1999-C2, Cl B
7.425%, 10/15/32	371	373
LB-UBS Commercial Mortgage Trust, Ser 2000-C4, Cl A2
7.370%, 08/15/26	2,391	2,444
LB-UBS Commercial Mortgage Trust, Ser 2000-C5, Cl A2
6.510%, 12/15/26	2,969	3,025
LB-UBS Commercial Mortgage Trust, Ser 2001-C2, Cl A2
6.653%, 11/15/27	702	709

SEI Institutional Investments Trust / Annual Report / May 31, 2009	161

SCHEDULE OF INVESTMENTS

Core Fixed Income Fund (Continued)

May 31, 2009

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

LB-UBS Commercial Mortgage Trust, Ser 2002-C2, Cl A4
5.594%, 06/15/31	$21,324	$21,239
LB-UBS Commercial Mortgage Trust, Ser 2002-C4, Cl A5
4.853%, 09/15/31	2,169	2,102
LB-UBS Commercial Mortgage Trust, Ser 2003-C8, Cl A4
5.124%, 06/15/09 (A)	17,485	16,460
LB-UBS Commercial Mortgage Trust, Ser 2006-C1, Cl A2
5.084%, 02/15/31	4,840	4,720
LB-UBS Commercial Mortgage Trust, Ser 2007-C1, Cl A2
5.318%, 02/15/40	1,916	1,850
LB-UBS Commercial Mortgage Trust, Ser 2007-C1, Cl A3
5.398%, 02/15/40	1,841	1,560
Master Adjustable Rate Mortgages Trust, Ser 2004-13, Cl 3A7A
3.649%, 07/21/09 (A)	11,650	8,459
Master Adjustable Rate Mortgages Trust, Ser 2007-3, Cl 12A1
0.509%, 06/25/09 (A)	20,154	7,639
Master Alternative Loans Trust, Ser 2004-4, Cl 1A1
5.500%, 05/25/34	2,622	2,186
Master Reperforming Loan Trust, Ser 2005-1, Cl 1A1
6.000%, 08/25/34 (B)	4,031	4,149
Master Reperforming Loan Trust, Ser 2006-1, Cl 1A1F
0.669%, 06/25/09 (A) (B)	1,766	1,479
MASTR Alternative Loans Trust, Ser 2006-3, Cl AA3
6.250%, 07/25/36	802	447
MASTR Asset Securitization Trust, Ser 2004-10, Cl SA1
0.709%, 06/25/09 (A)	255	243
Merit Securities, Ser 2003-13, Cl A4
7.978%, 07/28/09 (A)	3,717	2,964
Merrill Lynch
7.430%, 09/01/22	4	4
Merrill Lynch Mortgage Investors, Ser 2004-A1, Cl 4A
5.273%, 07/25/09 (A)	5,911	5,246
Merrill Lynch Mortgage Trust, Ser 2006-1, Cl 1A
4.941%, 02/25/36 (A)	604	295
Merrill Lynch, Ser 2006-4, Cl A3
5.172%, 07/12/09 (A)	9,600	6,833
Merrill Lynch/Countrywide Commercial Mortgage Trust, Ser 2007-6, Cl A4
5.485%, 07/12/09 (A)	6,740	4,780

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

MLCC Mortgage Investors, Ser 2004-B, Cl A3
3.454%, 07/25/09 (A)	$643	$552
Morgan Stanley Capital I, Ser 2003-IQ5, Cl A4
5.010%, 04/15/38	3,770	3,640
Morgan Stanley Capital I, Ser 2003-T11, Cl A4
5.150%, 06/13/41	3,077	2,871
Morgan Stanley Capital I, Ser 2004-HQ3, Cl A4
4.800%, 01/13/41	2,256	2,040
Morgan Stanley Capital I, Ser 2005-HQ5, Cl A4
5.168%, 01/14/42	680	624
Morgan Stanley Capital I, Ser 2005-HQ5, Cl AAB
5.037%, 01/14/42	3,294	3,257
Morgan Stanley Capital I, Ser 2005-HQ6, Cl A4A
4.989%, 08/13/42	4,630	4,074
Morgan Stanley Capital I, Ser 2005-HQ7, Cl AAB
5.185%, 07/14/09 (A)	4,083	4,025
Morgan Stanley Capital I, Ser 2006-T21, Cl A4
5.162%, 07/12/09 (A)	6,900	6,047
Morgan Stanley Capital I, Ser 2007-IQ14, Cl A2
5.610%, 04/15/49	3,157	2,858
Morgan Stanley Dean Witter Capital I, Ser 2000-LIFE, Cl A2
7.570%, 07/15/09 (A)	2,220	2,236
Morgan Stanley Dean Witter Capital I, Ser 2001-TOP1, Cl A4
6.660%, 02/15/33	2,277	2,314
Morgan Stanley Dean Witter Capital I, Ser 2001-TOP5, Cl A4
6.390%, 10/15/35	6,533	6,655
Morgan Stanley Dean Witter Capital I, Ser 2003-HQ2, Cl A2
4.920%, 03/12/35	7,164	6,897
Morgan Stanley Mortgage Loan Trust, Ser 2007-6XS, Cl 2A1S
0.419%, 06/25/09 (A)	800	530
New York Mortgage Trust, Ser 2006-1, Cl 2A2
5.655%, 07/25/09 (A)	788	514
Nomura Asset Securities, Ser 1998-D6, Cl A1C
6.690%, 03/15/30	3,392	3,600
Prime Mortgage Trust, Ser 2006-CL1, Cl A1
0.809%, 06/25/09 (A)	78	44

162	SEI Institutional Investments Trust / Annual Report / May 31, 2009

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Prime Mortgage Trust, Ser 2006-DR1, Cl 2A1
5.500%, 05/25/35 (B)	$3,207	$2,330
RBSGC Mortgage Pass Through Certificates, Ser 2007-B, Cl 1A4
0.759%, 06/25/09 (A)	6,912	2,698
Residential Accredit Loans, Ser 2005-Q02, Cl A1
2.799%, 07/25/09 (A)	1,289	529
Residential Accredit Loans, Ser 2006-QO8, Cl 1A1A
0.399%, 06/25/09 (A)	9,977	8,066
Residential Asset Mortgage Products, Ser 2004-SL1, Cl A8
6.500%, 11/25/31	1,420	1,370
Residential Asset Mortgage Products, Ser 2004-SL3, Cl A2
6.500%, 12/25/31	2,394	2,074
Residential Asset Securitization Trust, Ser 2004-IP2, Cl 2A1
4.774%, 07/25/09 (A)	2,239	1,501
Salomon Brothers Mortgage Securities VII, Ser 2000-C3, Cl A2
6.592%, 12/18/33	2,087	2,117
Salomon Brothers Mortgage Securities VII, Ser 2002-KEY2, Cl A2
4.467%, 03/18/36	1,880	1,869
Structured Adjustable Rate Mortgage Loan Trust, Ser 2005-18, Cl 1A1
5.628%, 07/25/09 (A)	5,331	3,550
Structured Adjustable Rate Mortgage Loan Trust, Ser 2005-19XS, Cl 1A1
0.629%, 06/25/09 (A)	6,540	2,807
Structured Asset Mortgage Investments, Ser 2006-AR6, Cl 1A3
0.499%, 06/25/09 (A)	230	76
Structured Asset Mortgage Investments, Ser 2006-AR8, Cl A1A
0.509%, 06/25/09 (A)	7,352	2,837
Structured Asset Mortgage Investments, Ser 2007-AR4, Cl GA4B
0.489%, 06/25/09 (A)	20,786	6,610
Structured Asset Securities, Ser 2003-31A, Cl 2A7
4.100%, 07/25/09 (A)	12,700	10,086
Thornburg Mortgage Securities Trust, Ser 2007-4, Cl 3A1
6.190%, 07/25/09 (A)	7,262	4,750
Thornburg Mortgage Securities Trust, Ser 2007-4, Cl 2A1
6.208%, 07/25/09 (A)	7,828	5,876
US Bank National Mortgage Association, Ser 2007-1, Cl A
5.920%, 05/25/12	7,246	7,628

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Wachovia Bank Commercial Mortgage Trust, Ser 2002-C1, Cl A4
6.287%, 04/15/34	$2,587	$2,586
Wachovia Bank Commercial Mortgage Trust, Ser 2002-C2, Cl A4
4.980%, 11/15/34	2,228	2,189
Wachovia Bank Commercial Mortgage Trust, Ser 2003-C5, Cl A2
3.989%, 06/15/35	955	911
Wachovia Bank Commercial Mortgage Trust, Ser 2003-C6, Cl A3
4.957%, 07/15/09 (A)	4,281	4,080
Wachovia Bank Commercial Mortgage Trust, Ser 2003-C7, Cl A1
4.241%, 10/15/35 (B)	501	494
Wachovia Bank Commercial Mortgage Trust, Ser 2003-C8, Cl A3
4.445%, 11/15/35	1,021	984
Wachovia Bank Commercial Mortgage Trust, Ser 2005-C18, Cl A4
4.935%, 04/15/42	1,945	1,690
WaMu Mortgage Pass Through Certificates, Ser 2003-S11, Cl 2A5
16.201%, 06/25/09 (A)	1,057	1,069
WaMu Mortgage Pass Through Certificates, Ser 2006-AR13, Cl 2A
3.503%, 07/25/09 (A)	1,743	713
WaMu Mortgage Pass Through Certificates, Ser 2007-HY3, Cl 4A1
5.331%, 07/25/09 (A)	529	368
WaMu Mortgage Pass-Through Certificates, Ser 2002-AR18, Cl A
4.546%, 07/25/09 (A)	417	340
WaMu Mortgage Pass-Through Certificates, Ser 2003-MS1, Cl 1A
5.000%, 02/25/18	803	798
WaMu Mortgage Pass-Through Certificates, Ser 2005-AR11, Cl A1A
0.629%, 06/25/09 (A)	185	102
WaMu Mortgage Pass-Through Certificates, Ser 2005-AR13, Cl A1A1
0.599%, 06/25/09 (A)	4,666	2,194
WaMu Mortgage Pass-Through Certificates, Ser 2005-AR15, Cl A1A2
0.589%, 06/25/09 (A)	7,224	2,338
WaMu Mortgage Pass-Through Certificates, Ser 2005-AR16, Cl 1A4A
5.092%, 07/25/09 (A)	13,585	8,091
WaMu Mortgage Pass-Through Certificates, Ser 2005-AR19, Cl A1A2
0.599%, 06/25/09 (A)	7,084	3,323
WaMu Mortgage Pass-Through Certificates, Ser 2006-AR1, Cl 1A1B
2.509%, 07/25/09 (A)	3,582	716

SEI Institutional Investments Trust / Annual Report / May 31, 2009	163

SCHEDULE OF INVESTMENTS

Core Fixed Income Fund (Continued)

May 31, 2009

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

WaMu Mortgage Pass-Through Certificates, Ser 2006-AR12, Cl 1A1
6.051%, 07/25/09 (A) (I)	$1,468	$1,094
WaMu Mortgage Pass-Through Certificates, Ser 2006-AR14, Cl 1A4
5.603%, 07/25/09 (A)	576	358
WaMu Mortgage Pass-Through Certificates, Ser 2006-AR15, Cl 1A
2.279%, 07/25/09 (A)	3,553	1,290
WaMu Mortgage Pass-Through Certificates, Ser 2006-AR15, Cl 2A1B
2.939%, 07/25/09 (A)	2,271	500
WaMu Mortgage Pass-Through Certificates, Ser 2006-AR15, Cl 1A1B
2.279%, 07/25/09 (A)	2,050	511
WaMu Mortgage Pass-Through Certificates, Ser 2006-AR17, Cl 2A
3.503%, 07/25/09 (A)	788	334
WaMu Mortgage Pass-Through Certificates, Ser 2006-AR17, Cl 1A1B
2.249%, 07/25/09 (A)	691	138
WaMu Mortgage Pass-Through Certificates, Ser 2006-AR4, Cl DA
2.409%, 07/25/09 (A)	1,545	566
WaMu Mortgage Pass-Through Certificates, Ser 2006-AR7, Cl A1B
2.359%, 07/25/09 (A)	1,185	231
WaMu Mortgage Pass-Through Certificates, Ser 2007-HY1, Cl 4A1
5.400%, 07/25/09 (A)	10,294	5,988
WaMu Mortgage Pass-Through Certificates, Ser 2007-HY1, Cl 1A1
5.693%, 07/25/09 (A)	7,891	4,691
WaMu Mortgage Pass-Through Certificates, Ser 2007-HY3, Cl 1A1
5.594%, 07/25/09 (A)	8,725	5,024
WaMu Mortgage Pass-Through Certificates, Ser 2007-OA5, Cl 1A
2.189%, 07/25/09 (A)	14,238	5,692
WaMu Mortgage Pass-Through Certificates, Ser 2007-OA5, Cl 1A1B
2.189%, 07/25/09 (A)	659	117
WaMu Mortgage Pass-Through Certificates, Ser 2007-OA5, Cl A1B
2.279%, 07/25/09 (A)	17,757	3,584
WaMu Mortgage Pass-Through Certificates, Ser 2007-OA6, Cl 1A1B
2.249%, 07/25/09 (A)	771	148
WaMu Mortgage Pass-Through Certificates, Ser 2007-OA6, Cl 1A
2.249%, 07/25/09 (A)	14,228	5,561
Washington Mutual Alternative Mortgage Pass-Through Certificates, Ser 2005-3, Cl CX
5.500%, 05/25/35	965	103

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Washington Mutual MSC Mortgage Pass-Through CTFS, Ser 2003-MS8, Cl 1P
1.772%, 05/25/33	$523	$304
Washington Mutual MSC Mortgage Pass-Through CTFS, Ser 2003-MS9, Cl 2P
1.834%, 04/25/33	1,118	690
Wells Fargo Mortgage-Backed Securities Trust, Ser 2004-L, Cl A5
4.778%, 07/25/09 (A)	881	798
Wells Fargo Mortgage-Backed Securities Trust, Ser 2004-L, Cl A6
4.778%, 07/25/09 (A)	895	802
Wells Fargo Mortgage-Backed Securities Trust, Ser 2004-O, Cl A1
4.882%, 07/25/09 (A)	980	887
Wells Fargo Mortgage-Backed Securities Trust, Ser 2005-AR14, Cl A1
5.386%, 07/25/09 (A)	1,157	880
Wells Fargo Mortgage-Backed Securities Trust, Ser 2006-2, Cl 3A1
5.750%, 03/25/36	13,651	9,605
Wells Fargo Mortgage-Backed Securities Trust, Ser 2006-AR18, Cl 1A1
5.922%, 07/25/09 (A)	1,411	967
Zuni Mortgage Loan Trust, Ser 2006-OA1, Cl A1
0.439%, 06/25/09 (A)	6,702	6,598

		720,330

Total Mortgage-Backed Securities (Cost $2,772,821) ($ Thousands)		2,621,018

CORPORATE OBLIGATIONS — 28.8%

Consumer Discretionary — 1.9%
British Sky Broadcasting Group
9.500%, 11/15/18 (B) (C)	7,660	8,786
Comcast
6.500%, 01/15/17	2,155	2,231
6.500%, 01/15/15	3,635	3,761
5.700%, 05/15/18	2,320	2,301
Comcast Cable Communications
8.375%, 03/15/13	9,470	10,548
6.750%, 01/30/11	1,840	1,954
COX Communications
7.875%, 08/15/09	440	445
CVS
5.789%, 01/10/26 (B)	2,019	1,811
CVS Lease Pass-Through
6.036%, 12/10/28 (B)	10,226	8,423
5.880%, 01/10/28 (B)	181	148

164	SEI Institutional Investments Trust / Annual Report / May 31, 2009

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

DaimlerChrysler
7.300%, 01/15/12	$1,995	$2,072
6.500%, 11/15/13	2,245	2,248
Eastman Kodak
7.250%, 11/15/13	2,445	1,504
JetBlue Airways Private Trust, Ser 2004-2, Cl G1
1.258%, 08/17/09 (A)	4,002	2,521
McDonald’s MTN
5.350%, 03/01/18 (C)	6,930	7,202
Nordstrom
6.750%, 06/01/14	3,065	3,085
Rogers Cable
5.500%, 03/15/14	1,165	1,173
Target
4.000%, 06/15/13	355	354
Thomson Reuters
5.950%, 07/15/13	1,655	1,681
Time Warner
7.700%, 05/01/32	1,385	1,270
6.875%, 05/01/12	130	137
Time Warner Cable
8.750%, 02/14/19 (C)	7,085	8,139
8.250%, 04/01/19	2,600	2,913
5.850%, 05/01/17	1,230	1,215
Time Warner Entertainment
8.375%, 07/15/33	1,180	1,225
Wal-Mart Stores
6.200%, 04/15/38	1,550	1,608
5.800%, 02/15/18	3,360	3,616
Yum! Brands
6.875%, 11/15/37	2,055	1,828

		84,199

Consumer Staples — 1.2%
Altria Group
9.950%, 11/10/38	1,650	1,847
9.700%, 11/10/18	5,215	5,945
Anheuser-Busch InBev Worldwide
7.750%, 01/15/19 (B) (C)	3,550	3,818
6.875%, 11/15/19 (B)	1,505	1,522
Bunge Finance
5.900%, 04/01/17	107	94
CVS Caremark
6.600%, 03/15/19	280	291
Diageo Capital
7.375%, 01/15/14	9,625	10,697
GlaxoSmithKline Capital
4.375%, 04/15/14	200	205
Kellogg
4.450%, 05/30/16	1,360	1,349
Kraft Foods
6.750%, 02/19/14 (C)	1,320	1,436
6.125%, 02/01/18	6,560	6,694

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

PepsiCo
7.900%, 11/01/18	$4,000	$4,798
Philip Morris Capital
7.500%, 07/16/09	1,155	1,155
Roche Holdings
6.000%, 03/01/19 (B)	8,902	9,220
Safeway
6.350%, 08/15/17	5,196	5,501

		54,572

Energy — 3.9%
Anadarko Finance, Ser B
7.500%, 05/01/31	5,363	4,858
Anadarko Petroleum
8.700%, 03/15/19 (C)	3,980	4,432
7.625%, 03/15/14	7,110	7,629
6.450%, 09/15/36	1,665	1,386
5.950%, 09/15/16	5,010	4,792
Apache
6.000%, 09/15/13	3,300	3,564
5.625%, 01/15/17	390	406
Baker Hughes
7.500%, 11/15/18	5,380	6,199
BP AMI Leasing
5.523%, 05/08/19 (B)	6,125	6,113
Conoco Funding
7.250%, 10/15/31 (C)	885	915
6.950%, 04/15/29	3,685	3,785
6.350%, 10/15/11 (C)	430	472
ConocoPhillips
5.900%, 05/15/38 (C)	700	647
5.900%, 10/15/32	10	9
El Paso
6.950%, 06/01/28	2,250	1,637
Energy Transfer Partners
9.000%, 04/15/19	3,425	3,824
8.500%, 04/15/14	4,415	4,914
6.700%, 07/01/18 (C)	4,900	4,716
Enterprise Products Operating LLC
9.750%, 01/31/14	7,250	8,091
Gaz Capital for Gazprom
6.510%, 03/07/22 (B)	1,790	1,338
6.212%, 11/22/16 (B)	4,887	4,135
Hess
8.125%, 02/15/19	4,200	4,615
7.875%, 10/01/29	1,130	1,146
7.300%, 08/15/31 (C)	4,595	4,386
Husky Energy
7.250%, 12/15/19	3,190	3,329
6.800%, 09/15/37	1,850	1,663
5.900%, 06/15/14	1,095	1,119
KazMunaiGaz Finance MTN
8.375%, 07/02/13 (B)	4,540	4,131

SEI Institutional Investments Trust / Annual Report / May 31, 2009	165

SCHEDULE OF INVESTMENTS

Core Fixed Income Fund (Continued)

May 31, 2009

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Kerr-McGee
6.950%, 07/01/24	$2,325	$2,035
Kinder Morgan Energy Partners
7.125%, 03/15/12	1,760	1,849
6.950%, 01/15/38	3,660	3,392
6.000%, 02/01/17	3,140	3,028
5.950%, 02/15/18 (C)	2,570	2,457
5.000%, 12/15/13	1,190	1,173
Knight
6.500%, 09/01/12	7,145	6,913
Mantis Reef
4.799%, 11/03/09 (B)	1,397	1,372
Occidental Petroleum
7.000%, 11/01/13 (C)	7,060	8,076
Pemex Project Funding Master Trust
6.625%, 06/15/35	5,762	5,354
Petrobras International Finance
7.875%, 03/15/19 (C)	2,565	2,796
6.125%, 10/06/16	3,500	3,535
5.875%, 03/01/18	1,990	1,944
Plains All American Pipeline
6.500%, 05/01/18	654	632
Ras Laffan Liquefied Natural Gas III
6.332%, 09/30/27 (B)	2,065	1,849
Shell International Finance BV
6.375%, 12/15/38 (C)	2,790	3,093
Sonat
7.625%, 07/15/11	2,880	2,833
Spectra Energy Capital LLC
7.500%, 09/15/38	1,695	1,527
StatoilHydro
5.250%, 04/15/19	2,515	2,541
Talisman Energy
7.750%, 06/01/19	50	52
TransCanada Pipelines
7.625%, 01/15/39	2,260	2,483
Valero Energy
9.375%, 03/15/19 (C)	4,260	4,769
Weatherford International
9.625%, 03/01/19	950	1,072
6.350%, 06/15/17	1,615	1,512
5.950%, 06/15/12	1,340	1,321
Williams
8.750%, 01/15/20 (B)	3,750	3,863
8.750%, 03/15/32 (C)	2,170	2,083
7.750%, 06/15/31	740	640
Williams, Ser A
7.500%, 01/15/31	20	17
XTO Energy
7.500%, 04/15/12	1,320	1,384
6.750%, 08/01/37	390	387
5.750%, 12/15/13	2,145	2,240
5.650%, 04/01/16	390	390
5.500%, 06/15/18 (C)	5,622	5,516

		178,379

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Financials — 13.8%
ABX Financing
6.350%, 10/15/36 (B)	$5,200	$4,599
Aegon, Ser CMS
3.217%, 07/15/09 (A)	2,180	703
Aiful
5.000%, 08/10/10 (B)	2,620	1,480
4.450%, 02/16/10 (B)	1,377	985
Allied World Assurance Holdings
7.500%, 08/01/16	2,000	1,561
American Express
8.150%, 03/19/38	2,515	2,448
7.250%, 05/20/14 (C)	2,270	2,318
6.800%, 09/01/66 (A)	1,725	1,170
5.875%, 05/02/13 (C)	2,100	2,038
American General Finance MTN
6.900%, 12/15/17 (C)	1,500	742
American International Group
8.250%, 08/15/18(B)	880	420
6.250%, 03/15/37	5,000	1,100
5.850%, 01/16/18 (C)	2,620	1,110
ASIF Global Financing XIX
4.900%, 01/17/13 (B)	450	371
Australia & New Zealand Banking Group
1.712%, 10/30/09 (A)	1,400	743
BA Covered Bond Issuer
5.500%, 06/14/12 (B)	1,500	1,483
BAC Capital Trust XIV
5.630%, 09/15/09 (A)	180	83
BAC Capital Trust XV
1.468%, 09/01/09 (A)	2,735	1,103
Bank of America MTN
8.000%, 12/29/49 (A) (C)	2,603	2,037
7.625%, 06/01/19	5,740	5,806
7.375%, 05/15/14	3,030	3,189
5.750%, 12/01/17 (C)	4,545	4,059
5.650%, 05/01/18 (C)	2,686	2,404
5.420%, 03/15/17	2,500	2,094
5.375%, 06/15/14	1,150	1,110
3.125%, 06/15/12 (C)	1,160	1,203
Bank of Ireland
1.482%, 06/30/09 (A)	1,030	256
Bank of Scotland
1.500%, 11/30/09 (A)	330	135
Bank One
7.875%, 08/01/10	4,440	4,646
Banponce Trust I, Ser A
8.327%, 02/01/27	2,590	1,491
Barclays Bank
1.875%, 08/07/49 (A)	380	232
Barnett Capital III
1.653%, 08/01/09 (A)	600	270
BB&T MTN
6.850%, 04/30/19	150	151

166	SEI Institutional Investments Trust / Annual Report / May 31, 2009

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Bear Stearns
7.250%, 02/01/18	$3,960	$4,083
6.400%, 10/02/17	11,020	10,796
4.650%, 07/02/18	3,000	2,602
BNP Paribas
1.928%, 09/30/09 (A)	510	240
BP Capital Markets
5.250%, 11/07/13	7,600	8,065
3.625%, 05/08/14	100	99
Capital One Financial MTN
7.375%, 05/23/14	1,810	1,865
1.573%, 06/10/09 (A) (C)	2,180	2,136
Caterpillar Financial Services MTN
6.200%, 09/30/13 (C)	5,640	5,791
Cedar Brakes II LLC
9.875%, 09/01/13 (B)	3,953	4,036
Chase Capital VI
1.653%, 08/03/09 (A)	2,000	923
Citigroup
8.500%, 05/22/19	300	311
6.875%, 03/05/38 (C)	12,160	10,701
6.500%, 08/19/13	12,715	12,612
6.125%, 08/25/36	2,000	1,481
6.125%, 05/15/18 (C)	5,544	4,946
5.500%, 04/11/13	4,479	4,296
5.500%, 02/15/17	10,000	8,221
5.000%, 09/15/14	2,890	2,513
1.211%, 08/25/09 (A)	2,289	1,008
Citigroup Capital III
7.625%, 12/01/36	2,000	1,402
Citigroup Capital XXI
8.300%, 12/21/57 (A) (C)	2,050	1,825
Citigroup Funding
2.000%, 03/30/12 (C)	7,585	7,625
Corestates Capital I
8.000%, 12/15/26 (B)	629	411
Countrywide Financial MTN
5.800%, 06/07/12	5,353	5,371
4.000%, 03/22/11	5,750	5,557
Credit Suisse NY
6.000%, 02/15/18	10,280	9,554
5.500%, 05/01/14	5,755	5,813
5.000%, 05/15/13	8,075	8,035
Credit Suisse USA
5.125%, 01/15/14	335	334
Delta Air Lines
6.619%, 03/18/11	311	295
Depfa ACS Bank
5.125%, 03/16/37 (B)	4,200	2,304
Deutsche Bank Capital Funding Trust
5.628%, 01/19/49 (A) (B) (C)	4,789	3,092
Dresdner Funding Trust I
8.151%, 06/30/31(B)	365	156

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Eksportfinans
5.500%, 05/25/16	$4,250	$4,384
ERP Operating
5.125%, 03/15/16‡	1,000	887
Export-Import Bank of Korea
5.500%, 10/17/12	2,320	2,371
Farmers Exchange Capital
7.200%, 07/15/48 (B)	2,519	1,330
7.050%, 07/15/28 (B)	1,063	680
Farmers Insurance Exchange
8.625%, 05/01/24 (B)	4,118	3,063
First Industrial MTN
7.500%, 12/01/17	1,765	1,005
Fleet Capital Trust II
7.920%, 12/11/26	1,600	1,215
Ford Motor Credit LLC
7.875%, 06/15/10	7,200	6,853
7.375%, 10/28/09 (C)	15,740	15,352
General Electric Capital
6.875%, 01/10/39 (C)	11,870	10,913
6.375%, 11/15/09 (A)	8,380	5,916
5.900%, 05/13/14	5,010	5,048
5.625%, 05/01/18 (C)	8,045	7,697
1.580%, 06/15/09 (A)	6,550	5,466
1.396%, 08/05/09 (A)	4,345	2,672
0.915%, 08/20/09 (A)	2,000	1,624
Glen Meadow Pass-Through Trust
6.505%, 02/12/67 (A) (B)	2,900	1,433
Glitnir Banki
7.451%, 09/14/16 (B) (D)	500	—
6.693%, 06/15/16 (B) (D)	4,480	—
6.375%, 09/25/12 (B) (D)	3,100	434
6.330%, 07/28/11 (B) (D)	2,440	342
GMAC LLC
8.000%, 12/31/18 (B)	305	221
7.750%, 01/19/10 (B)	1,545	1,475
7.500%, 12/31/13 (B)	2,110	1,762
7.250%, 03/02/11 (B)	1,744	1,570
2.868%, 09/01/09 (A) (B)	4,579	3,434
Goldman Sachs Capital II
5.793%, 12/01/09 (A)	22,285	12,929
Goldman Sachs Group
7.500%, 02/15/19 (C)	9,566	10,066
6.750%, 10/01/37	5,325	4,464
6.600%, 01/15/12	2,630	2,779
6.150%, 04/01/18	7,500	7,240
6.000%, 05/01/14	4,380	4,453
5.450%, 11/01/12	6,660	6,824
5.150%, 01/15/14 (C)	2,385	2,340
5.125%, 01/15/15	2,035	1,981
4.500%, 06/15/10	450	458
2.150%, 03/15/12	9,545	9,673
1.639%, 07/13/09 (A)	3,000	2,581
1.501%, 07/22/09 (A)	1,000	840

SEI Institutional Investments Trust / Annual Report / May 31, 2009	167

SCHEDULE OF INVESTMENTS

Core Fixed Income Fund (Continued)

May 31, 2009

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

HBOS
6.750%, 05/21/18 (B)	$5,100	$3,616
HBOS Capital Funding
6.071%, 06/30/49 (A) (B)	1,920	762
HCP
6.700%, 01/30/18‡ (C)	960	824
6.300%, 09/15/16‡ (C)	1,015	868
6.000%, 01/30/17‡	6,610	5,538
5.650%, 12/15/13‡	3,245	2,900
Highwoods Properties
7.500%, 04/15/18‡	1,339	1,050
Hongkong & Shanghai Banking
1.250%, 07/27/09 (A)	195	87
HRPT Properties Trust
6.650%, 01/15/18‡	150	120
HSBC Bank, Ser 3M
1.913%, 06/29/49 (A)	1,160	516
HSBC Finance
8.000%, 07/15/10	2,330	2,388
7.000%, 05/15/12	1,975	2,017
6.375%, 11/27/12	365	362
4.750%, 07/15/13	36	33
1.381%, 07/15/09 (A)	500	410
HSBC Holdings
6.800%, 06/01/38	1,585	1,494
Hutchison Whampoa International
7.625%, 04/09/19 (B)	2,260	2,406
ILFC E-Capital Trust II
6.250%, 12/21/65 (A) (B) (C)	,200	456
Intergas Finance
6.375%, 05/14/17 (B)	3,516	2,602
Jefferies Group
6.250%, 01/15/36	100	59
JPMorgan Chase
7.900%, 10/30/09 (A)	5,732	4,786
6.400%, 05/15/38	2,800	2,826
6.300%, 04/23/19	8,965	8,919
6.000%, 10/01/17 (C)	3,720	3,574
5.750%, 01/02/13	3,670	3,756
5.375%, 10/01/12	4,410	4,607
5.150%, 10/01/15 (C)	240	231
5.125%, 09/15/14	445	441
4.650%, 06/01/14 (C)	3,630	3,606
2.125%, 06/22/12 (C)	9,930	10,017
JPMorgan Chase Bank
1.656%, 06/15/09 (A)	4,250	3,459
JPMorgan Chase Capital XIII
2.182%, 06/30/09 (A)	1,440	628
JPMorgan Chase Capital XXV
6.800%, 10/01/37 (C)	3,135	2,658
Kaupthing Bank (B) (D) (J)
7.625%, 02/28/15	8,130	325
7.125%, 05/19/16	12,000	1
5.750%, 10/04/11	1,120	101

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

KeyBank
3.200%, 06/15/12	$2,220	$2,303
Landsbanki Islands
6.100%, 08/25/11* (B) (D)	6,520	32
Lazard Group
7.125%, 05/15/15	4,420	3,857
6.850%, 06/15/17	3,595	3,110
Lehman Brothers Holdings*
6.750%, 12/28/17 (D)	10,370	1
6.500%, 07/19/17 (D)	4,040	—
6.200%, 09/26/14 (D)	1,560	230
5.250%, 02/06/12 (D)	965	142
Lehman Brothers Holdings Capital Trust VII MTN
5.857%, 11/29/49* (D)	20,630	2
Liberty Mutual Group
7.500%, 08/15/36 (I)	2,028	1,300
Lloyds Banking Group
5.920%, 10/01/09 (A) (B)	8,400	3,192
MBNA Capital, Ser A
8.278%, 12/01/26	2,465	1,966
Merna Reinsurance
2.970%, 06/30/09 (A) (B)	4,950	4,581
Merrill Lynch MTN
8.950%, 11/18/09 (A)	4,315	3,398
8.680%, 11/02/09 (A)	4,160	3,474
6.150%, 04/25/13	210	202
5.450%, 02/05/13	900	839
MetLife
7.717%, 02/15/19	3,500	3,720
6.400%, 12/15/36	10,010	7,107
MetLife Capital Trust X
9.250%, 10/08/09 (A) (B)	2,700	2,295
Morgan Stanley
7.300%, 05/13/19	2,865	2,935
6.750%, 04/15/11	1,060	1,104
6.625%, 04/01/18	8,640	8,541
6.000%, 05/13/14	14,495	14,566
5.950%, 12/28/17	3,080	2,893
5.300%, 03/01/13 (C)	4,135	4,147
5.050%, 01/21/11	525	531
4.750%, 04/01/14	2,270	2,077
3.250%, 12/01/11 (C)	1,130	1,174
1.557%, 07/20/09 (A)	7,725	5,690
1.411%, 07/15/09 (A)	2,250	2,207
1.357%, 07/20/09 (A)	525	500
Morgan Stanley, Ser G
1.449%, 07/09/09 (A)	950	786
MUFG Capital Finance
6.346%, 07/25/49 (A)	1,840	1,597
National Australia Bank
5.350%, 06/12/13 (B)	5,495	5,549
National Capital Trust II
5.486%, 12/29/49 (A) (B)	3,207	1,892

168	SEI Institutional Investments Trust / Annual Report / May 31, 2009

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Nationwide Mutual Insurance
6.600%, 04/15/34 (B)	$2,483	$1,358
5.810%, 06/15/09 (A) (B)	3,900	2,279
NB Capital Trust IV
8.250%, 04/15/27	4,865	3,844
Northern Trust
4.625%, 05/01/14	75	76
Pemex Finance
9.690%, 08/15/09	125	127
Power Receivables Finance
6.290%, 01/01/12 (B)	688	674
6.290%, 01/01/12	2,179	2,135
Prime Property Fund
5.600%, 06/15/11‡ (B)	3,380	2,756
5.500%, 01/15/14‡ (B)	5,000	3,383
Principal Life Global Funding I
6.250%, 02/15/12 (B)	600	605
5.050%, 03/15/15 (B)	750	689
Rabobank Capital Funding II
5.260%, 12/29/49 (A) (B)	210	162
Rabobank Capital Funding Trust
5.254%, 10/21/16 (A) (B)	440	330
Rabobank Nederland
11.000%, 12/31/09 (A) (B)	1,950	1,950
Resona Preferred Global Securities Cayman
7.191%, 07/30/49 (A) (B)	2,590	1,813
Royal Bank of Canada
1.419%, 06/30/09 (A)	860	420
Royal Bank of Scotland Group
7.640%, 09/30/09 (A)	1,300	489
RSHB Capital
6.299%, 05/15/17 (B)	5,600	4,816
Security Benefit Life Insurance
8.750%, 05/15/16 (B)	5,200	780
Shinsei Finance Cayman
6.418%, 01/29/49 (A) (B) (C)	4,960	1,538
Simon Property Group
6.750%, 05/15/14‡	65	65
SMFG Preferred Capital
6.078%, 01/25/17 (A) (B)	6,810	5,259
Societe Generale
1.375%, 11/29/49 (A)	680	444
1.375%, 11/30/09 (A)	180	117
State Street
4.300%, 05/30/14	60	60
Stingray Pass-Through Trust MTN
5.902%, 01/12/15 (B)	3,600	324
SunTrust Capital VIII
6.100%, 12/15/36 (A)	5,450	3,529
SunTrust Preferred Capital I
5.853%, 12/15/11 (A) (C)	15,720	9,589
TNK-BP Finance
7.875%, 03/13/18 (B)	2,140	1,765

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

7.500%, 07/18/16	$140	$118
7.500%, 07/18/16 (B)	3,750	3,112
6.625%, 03/20/17 (B)	1,750	1,361
Toll Road Investors Partnership II
5.050%, 02/15/45 (B) (E)	7,217	649
Travelers
6.250%, 09/15/09 (A)	5,890	4,178
5.900%, 06/02/19	145	149
UDR MTN
5.000%, 01/15/12‡	2,000	1,826
Wachovia MTN
5.500%, 05/01/13	600	612
5.250%, 08/01/14	250	241
Wachovia Bank
6.000%, 11/15/17	6,800	6,387
Wachovia Capital Trust III
5.800%, 09/15/09 (A)	2,410	1,470
WEA Finance LLC
7.500%, 06/02/14 (B)	5,220	5,171
7.125%, 04/15/18 (B)	9,210	8,634
Wells Fargo
7.980%, 09/15/09 (A)	395	308
5.000%, 11/15/14	1,145	1,106
Wells Fargo Capital X
5.950%, 12/15/36	960	703
Wells Fargo Capital XV
9.750%, 09/26/09 (A) (C)	7,770	7,226
Westfield Capital
4.375%, 11/15/10 (B)	4,600	4,488
Westfield Group
5.400%, 10/01/12 (B) (C)	2,528	2,426
Woodbourne Capital Trust I
1.495%, 04/08/49 (A) (B)	625	219
Woodbourne Capital Trust II
1.495%, 04/08/49 (A) (B)	625	219
Woodbourne Capital Trust III
1.495%, 04/08/49 (A) (B)	625	219
Woodbourne Capital Trust IV
1.495%, 04/08/49 (A) (B)	625	219
ZFS Finance USA Trust I
6.150%, 12/15/65 (A) (B)	2,549	1,670

		626,284

Health Care — 0.9%
Abbott Laboratories
5.600%, 11/30/17	470	500
Amgen
6.400%, 02/01/39	2,875	2,932
5.700%, 02/01/19	100	103
Cardinal Health
5.850%, 12/15/17	4,875	4,455
Coventry Health Care
5.950%, 03/15/17	3,205	2,436

SEI Institutional Investments Trust / Annual Report / May 31, 2009	169

SCHEDULE OF INVESTMENTS

Core Fixed Income Fund (Continued)

May 31, 2009

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

GlaxoSmithKline Capital
6.375%, 05/15/38 (C)	$1,725	$1,823
GlaxoSmithKline Capital
5.650%, 05/15/18	7,510	7,804
HCA
5.750%, 03/15/14	5,548	4,299
Hospira
6.400%, 05/15/15	20	20
Humana
7.200%, 06/15/18	1,270	1,067
Pfizer
7.200%, 03/15/39	4,440	5,019
6.200%, 03/15/19	2,785	2,981
Schering-Plough
6.550%, 09/15/37	3,205	3,264
Tenet Healthcare
7.375%, 02/01/13	168	162
UnitedHealth Group
6.875%, 02/15/38	2,040	1,808
WellPoint
5.875%, 06/15/17	330	315
Wyeth
5.950%, 04/01/37	3,610	3,669

		42,657

Industrials — 1.5%
Air 2 US
8.027%, 10/01/19 (B)	2,816	1,689
America West Airlines, Ser 99-1
7.930%, 01/02/19	1,536	1,183
American Airlines Private Trust, Ser 99-1
7.024%, 10/15/09	2,320	2,285
Cedar Brakes I LLC
8.500%, 02/15/14 (B)	1,135	1,098
Continental Airlines
5.983%, 04/19/22 (C)	3,329	2,730
Continental Airlines, Ser 971A
7.461%, 04/01/15	1,397	1,048
Continental Airlines, Ser 99-2
7.256%, 03/15/20	1,262	1,066
Continental Airlines, Ser AMBC
6.236%, 03/15/20	2,045	1,329
CSX
6.300%, 03/15/12	110	114
Delta Air Lines
7.379%, 05/18/10	1,139	1,110
6.821%, 08/10/22	2,360	1,900
Delta Air Lines, Ser 2001-1
7.111%, 09/18/11	14,850	13,810
General Electric
5.250%, 12/06/17	250	248
Northrop Grumman Systems
7.750%, 03/01/16	200	226

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Northwest Airlines, Ser 1A-2
6.841%, 04/01/11	$4,500	$4,005
Tyco International Group
7.000%, 12/15/19 (C)	1,875	1,755
6.875%, 01/15/29	6,490	6,161
6.750%, 02/15/11	1,170	1,220
6.375%, 10/15/11	5,490	5,766
6.000%, 11/15/13	1,945	1,950
Union Pacific Railroad 2003 Pass Through Trust
4.698%, 01/02/24	185	170
United Air Lines
6.602%, 09/01/13	108	106
United Parcel Service
4.500%, 01/15/13 (C)	6,720	7,137
United Technologies
6.500%, 06/01/09	1,670	1,670
5.400%, 05/01/35	670	595
Waste Management
7.375%, 05/15/29	5	5
7.125%, 12/15/17	4,840	4,841
7.100%, 08/01/26	1,375	1,233

		66,450

Information Technology — 0.3%
Cisco Systems
5.900%, 02/15/39 (C)	1,900	1,840
Hewlett-Packard
4.750%, 06/02/14	6,007	6,292
2.950%, 08/15/12	80	81
International Business Machines
7.625%, 10/15/18	1,220	1,440
Xerox
8.250%, 05/15/14 (C)	910	923
6.350%, 05/15/18	1,055	918

		11,494

Materials — 0.8%
Alcoa
6.000%, 07/15/13 (C)	4,180	4,032
Barrick
6.950%, 04/01/19 (C)	2,185	2,379
Codelco
4.750%, 10/15/14 (B)	900	914
Dow Chemical
8.550%, 05/15/19	3,535	3,535
7.600%, 05/15/14	6,660	6,741
Freeport-McMoRan Copper & Gold
8.375%, 04/01/17 (C)	7,725	7,667
PPG Industries
6.650%, 03/15/18	615	614
5.750%, 03/15/13	615	623

170	SEI Institutional Investments Trust / Annual Report / May 31, 2009

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Rio Tinto Finance USA
6.500%, 07/15/18	$5,080	$5,002
5.875%, 07/15/13	1,915	1,870
Stauffer Chemical
5.775%, 04/15/18 (E) (J)	860	184
5.648%, 04/15/17 (E) (J)	350	84
5.143%, 04/15/10 (E) (J)	300	169
Vale Overseas
6.875%, 11/21/36	3,368	3,045
Weyerhaeuser
6.750%, 03/15/12	410	408

		37,267

Sovereign — 0.5%
Canadian Government Bond
4.000%, 12/01/31	1,210	1,480
Deutsche Bundesrepublik
3.750%, 01/04/15	6,750	9,992
Republic of Korea
7.125%, 04/16/19	5,480	5,842
Republic of South Africa
6.875%, 05/27/19	2,265	2,276
Russian Federation Registered
7.500%, 03/31/30	1,034	1,031
United Mexican States MTN
7.500%, 04/08/33	218	242
5.625%, 01/15/17	84	86
United Mexican States, Ser A MTN
6.750%, 09/27/34	1,268	1,303

		22,252

Telecommunication Services — 2.2%
America Movil
5.625%, 11/15/17	2,350	2,275
AT&T
6.550%, 02/15/39 (C)	8,320	8,125
5.600%, 05/15/18	400	405
5.100%, 09/15/14	2,410	2,497
BellSouth
4.750%, 11/15/12 (C)	190	198
British Telecommunications
9.625%, 06/15/09 (F)	2,825	2,967
9.125%, 06/15/09 (F)	1,460	1,549
5.950%, 01/15/18 (C)	1,011	896
Deutsche Telekom International Finance
5.750%, 03/23/16 (C)	2,175	2,173
France Telecom
7.750%, 03/01/11 (C)	1,905	2,072
New Cingular Wireless Services
8.125%, 05/01/12	1,255	1,396
News America
6.650%, 11/15/37	260	220
6.200%, 12/15/34 (C)	315	257

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

News America Holdings
8.875%, 04/26/23	$200	$193
Qwest
7.500%, 10/01/14 (C)	3,310	3,161
Reed Elsevier Capital
8.625%, 01/15/19	2,460	2,643
Rogers Communications
6.375%, 03/01/14	6,155	6,395
Royal
8.000%, 10/01/10	5,100	5,379
Sprint Capital
8.750%, 03/15/32	390	308
8.375%, 03/15/12 (C)	5,300	5,247
6.900%, 05/01/19 (C)	120	97
Telecom Italia Capital
6.999%, 06/04/18 (C)	3,980	3,885
5.250%, 11/15/13	580	564
5.250%, 10/01/15 (C)	370	339
4.950%, 09/30/14	1,320	1,253
Telefonica Emisiones
5.984%, 06/20/11	2,225	2,350
Verizon Communications
8.950%, 03/01/39	5,410	6,636
7.350%, 04/01/39	920	968
6.400%, 02/15/38 (C)	660	638
6.350%, 04/01/19	905	951
6.100%, 04/15/18	1,580	1,644
5.500%, 02/15/18	2,810	2,816
Verizon Global Funding
7.375%, 09/01/12	1,730	1,945
6.875%, 06/15/12	465	512
Verizon Maryland
7.150%, 05/01/23	600	574
Verizon Wireless Capital LLC
8.500%, 11/15/18 (B) (C)	3,015	3,658
7.375%, 05/21/28 (B)	7,140	8,012
5.550%, 02/01/14 (B)	9,245	9,776
3.750%, 05/20/11 (B)	7,135	7,280

		102,254

Utilities — 1.8%
Allegheny Energy Supply
8.250%, 04/15/12 (A) (C) (H) (I)	1,955	2,032
Arizona Public Services
8.000%, 12/30/15	632	619
Commonwealth Edison
6.150%, 09/15/17	1,410	1,431
Consolidated Edison of New York
7.125%, 12/01/18	1,600	1,795
5.850%, 04/01/18	2,848	2,974
Dominion Resources
8.875%, 01/15/19	9,215	10,785
5.700%, 09/17/12	3,560	3,680
4.750%, 12/15/10	740	759

SEI Institutional Investments Trust / Annual Report / May 31, 2009	171

SCHEDULE OF INVESTMENTS

Core Fixed Income Fund (Continued)

May 31, 2009

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Dominion Resources, Ser D
5.125%, 12/15/09	$850	$864
DPL
6.875%, 09/01/11	3,620	3,830
Duke Energy
6.300%, 02/01/14	2,810	2,981
5.625%, 11/30/12	425	455
Exelon
5.625%, 06/15/35	2,605	2,005
FirstEnergy, Ser B
6.450%, 11/15/11	420	440
FirstEnergy, Ser C
7.375%, 11/15/31	5,825	5,052
FPL Group Capital
6.000%, 03/01/19	2,770	2,880
Hydro Quebec, Ser JL
6.300%, 05/11/11 (C)	1,050	1,139
Intergas Finance
6.375%, 05/14/17	370	276
KCP&L Greater Missouri Operations
11.875%, 07/01/12	2,525	2,705
8.270%, 11/15/21	2,894	2,593
Nevada Power
8.250%, 06/01/11	4,515	4,765
Nisource Finance
6.800%, 01/15/19	3,547	3,178
Oncor Electric Delivery
6.800%, 09/01/18 (B)	4,135	4,200
Pacific Gas & Electric
8.250%, 10/15/18	1,130	1,344
6.050%, 03/01/34 (C)	3,275	3,303
5.800%, 03/01/37	840	819
Pacificorp
6.250%, 10/15/37	2,310	2,410
5.500%, 01/15/19	400	415
Power Contract Financing
6.256%, 02/01/10 (B)	1,272	1,248
Progress Energy
6.850%, 04/15/12	1,715	1,831
Public Service of Colorado
5.125%, 06/01/19	705	722
Public Service of New Mexico
7.950%, 05/15/18	3,000	2,997
San Diego Gas & Electric
6.000%, 06/01/39	635	646
Sempra Energy
6.500%, 06/01/16	135	138
Southern
4.150%, 05/15/14	995	996
TXU
6.500%, 11/15/24	410	168
TXU, Ser P
5.550%, 11/15/14 (C)	370	198

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

TXU, Ser R
6.550%, 11/15/34	$4,385	$1,723
Virginia Electric and Power
5.400%, 04/30/18	300	307

		80,703

Total Corporate Obligations (Cost $1,453,841) ($ Thousands)		1,306,511

U.S. TREASURY OBLIGATIONS — 10.0%
FICO STRIPS, PO
0.000%, 02/08/18 to 09/26/19 (E)	21,400	13,851
U.S. Treasury Bills
0.160%, 08/20/09 (E) (K)	1,250	1,250
U.S. Treasury Bonds
7.500%, 11/15/16	5,300	6,805
8.750%, 05/15/17	2,400	3,310
8.875%, 08/15/17	2,500	3,485
8.875%, 02/15/19	7,358	10,522
8.750%, 08/15/20	3,050	4,375
7.125%, 02/15/23 (C)	3,742	4,874
6.250%, 08/15/23 (C)	9,565	11,602
5.375%, 02/15/31 (C)	21,419	24,448
5.000%, 05/15/37	1,079	1,192
4.375%, 02/15/38 (C)	6,591	6,623
4.500%, 05/15/38	6,583	6,760
3.500%, 02/15/39 (C)	34,266	29,528
4.250%, 05/15/39 (C)	16,020	15,787
U.S. Treasury Inflation-Protected Securities
1.875%, 07/15/15 (C)	16,260	18,165
2.000%, 01/15/16	11,126	12,203
2.500%, 07/15/16	6,380	7,115
2.375%, 01/15/25	15,920	18,195
2.000%, 01/15/26 (C)	5,620	5,782
2.375%, 01/15/27	11,979	12,781
1.750%, 01/15/28	25,844	24,190
3.625%, 04/15/28 (K)	23,200	36,403
3.875%, 04/15/29	1,540	2,472
U.S. Treasury Notes
1.250%, 11/30/10	643	648
0.875%, 04/30/11	812	812
2.750%, 02/28/13	12	12
3.125%, 08/31/13	846	885
2.750%, 10/31/13	1,365	1,403
2.000%, 11/30/13	1,664	1,654
1.500%, 12/31/13	2,139	2,077
1.750%, 03/31/14 (C)	60	59
1.875%, 04/30/14 (C)	6,634	6,495

172	SEI Institutional Investments Trust / Annual Report / May 31, 2009

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

2.250%, 05/31/14	$60	$60
2.375%, 03/31/16 (C)	29,020	27,861
3.500%, 02/15/18	497	503
4.000%, 08/15/18 (C)	1,554	1,622
3.750%, 11/15/18 (C)	42,905	43,864
2.750%, 02/15/19	343	322
3.125%, 05/15/19 (C)	55,595	54,006
4.750%, 02/15/37	2,197	2,336
U.S. Treasury STRIPS (E)
2.147%, 02/15/14	1,550	1,374
3.134%, 08/15/16	5,100	3,981
6.450%, 02/15/17	3,600	2,728
3.249%, 11/15/17	1,500	1,091
3.429%, 05/15/18 (C)	4,360	3,137
3.853%, 08/15/20	3,800	2,340
4.177%, 11/15/20	250	152
4.618%, 11/15/21	13,050	7,481
4.520%, 05/15/24	400	200
3.798%, 05/15/30	9,150	3,527

Total U.S. Treasury Obligations (Cost $452,209) ($ Thousands)		452,348

ASSET-BACKED SECURITIES — 4.8%

Automotive — 0.5%
Americredit Prime Automobile Receivable, Ser 2007-1, Cl A3
5.270%, 11/08/11	2,335	2,357
Daimler Chrysler Auto Trust, Ser 2007-A, Cl A4
5.280%, 03/08/13	3,777	3,409
Harley-Davidson Motorcycle Trust, Ser 2006-3, Cl A4
5.220%, 06/15/13	1,148	1,160
Harley-Davidson Motorcycle Trust, Ser 2009-1, Cl A4
4.550%, 01/15/17	1,839	1,860
Honda Auto Receivables Owner Trust, Ser 2009-2, Cl A4
4.430%, 07/15/15	3,338	3,378
Nissan Auto Receivables Owner Trust, Ser 2009-A, Cl A4
4.740%, 08/17/15	1,896	1,937
Triad Auto Receivables Owner Trust, Ser 2006-C, Cl A3
5.410%, 08/12/11	2,005	2,015
5.260%, 11/14/11	1,043	1,050
Volkswagen Auto Loan Enhanced Trust, Ser 2008-1, Cl A3
4.500%, 07/20/12	2,724	2,769

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

World Omni Auto Receivables Trust, Ser 2009-A, Cl A4
5.120%, 05/15/14	$1,970	$2,000

		21,935

Credit Cards — 0.8%
BA Credit Card Trust, Ser 2006-A7, Cl A7
0.384%, 06/15/09 (A)	1,986	1,804
BA Credit Card Trust, Ser 2006-A8, Cl A8
0.374%, 06/15/09 (A)	1,559	1,439
Capital One Multi-Asset Execution Trust, Ser 2006-A11, Cl A11
0.434%, 06/15/09 (A)	7,991	6,834
Capital One Multi-Asset Execution Trust, Ser 2008-A3, Cl A3
5.050%, 02/15/16	13,763	14,211
Chase Issuance Trust, Ser 2007-A17, Cl A
5.120%, 10/15/14	2,550	2,693
Discover Card Master Trust I, Ser 2006-2, Cl A3
0.424%, 06/15/09 (A)	7,008	6,241
MBNA Master Credit Card Trust, Ser 1997-B, Cl A
0.504%, 06/15/09 (A)	5,302	5,125

		38,347

Mortgage Related Securities — 0.9%
ABS Home Equity, Ser 2001-HE3, Cl A1
0.884%, 06/15/09 (A)	264	183
ACE Securities, Ser 2006-SL3, Cl A1
0.409%, 06/25/09 (A)	7,105	986
AFC Home Equity Loan Trust, Ser 2000-1, Cl 2A
0.549%, 06/25/09 (A)	2,623	894
Citigroup Mortgage Loan Trust, Ser 2007-AHL1, Cl A2A
0.349%, 06/25/09 (A)	940	725
Conseco Finance Home Loan Trust, Ser 2001-D, Cl A5
6.190%, 06/15/09 (A)	5,945	5,160
Contimortgage Home Equity Trust, Ser 1997-2, Cl A9
7.090%, 04/15/28	13	11
Countrywide Asset-Backed Certificates, Ser 2006-S1, Cl A2
5.549%, 08/25/21	2,031	1,471
Delta Funding Home Equity Loan Trust, Ser 1999-3, Cl A1A
1.164%, 06/15/09 (A)	310	110

SEI Institutional Investments Trust / Annual Report / May 31, 2009	173

SCHEDULE OF INVESTMENTS

Core Fixed Income Fund (Continued)

May 31, 2009

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

EMC Mortgage Loan Trust, Ser 2002-AA, Cl A1
0.779%, 06/25/09 (A) (B)	$1,029	$772
Equivantage Home Equity Loan Trust, Ser 1997-2, Cl A3
7.775%, 07/25/28	196	120
FNIONP
8.000%, 05/14/39	4,000	4,353
GMAC Mortgage Loan Trust, Ser 2007-HE2, Cl A6
6.249%, 12/25/37	964	235
GSAA Trust, Ser 2005-6, Cl A3
0.679%, 06/25/09 (A)	4,100	1,885
Home Equity Asset Trust, Ser 2007-2, Cl 2A1
0.419%, 06/25/09 (A)	4,320	3,987
Morgan Stanley Capital I, Ser 2007-HE2, Cl A2A
0.349%, 06/25/09 (A)	554	450
Morgan Stanley Home Equity Loans , Ser 2007-1, Cl A1
0.359%, 06/25/09 (A)	532	467
Morgan Stanley Mortgage Loan Trust, Ser 2007-3XS, Cl 2A3S
5.858%, 01/25/47	31	13
Nationstar Home Equity Loan Trust, Ser 2006-B, Cl AV3
0.479%, 06/25/09 (A)	6,400	3,101
Option One Mortgage Loan Trust, Ser 2001-4, Cl A
0.909%, 06/25/09 (A)	281	197
Option One Mortgage Loan Trust, Ser 2007-14, Cl 2A3
0.449%, 06/25/09 (A)	17,000	3,006
Option One Mortgage Loan Trust, Ser 2007-5, Cl 2A4
0.609%, 06/25/09 (A)	10,000	1,818
PRLM, Ser BA-3832, Cl SA
5.760%, 06/20/39	2,000	131
Residential Funding Mortgage Securities II, Ser 2000-HI1, Cl AI7
8.290%, 02/25/25	1,221	980
Residential Funding Mortgage Securities II, Ser 2007-HSA3, Cl AI2
5.980%, 07/25/09 (A)	922	712
Security National Mortgage Loan Trust, Ser 2007-1A, Cl 2A
0.659%, 06/25/09 (A) (B) (J)	1,196	360
Soundview Home Equity Loan Trust, Ser 2007-OPT1, Cl 2A1
0.389%, 06/25/09 (A)	5,930	4,817
Terwin Mortgage Trust, Ser 2005-9HGS, Cl A1
4.000%, 07/25/09 (A) (B)	817	732

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Terwin Mortgage Trust, Ser 2006-6, Cl 1A2
4.750%, 07/25/09 (A)	$10,000	$1,002

		38,678

Other Asset-Backed Securities — 2.6%
Amortizing Residential Collateral Trust CMO, Ser 2002-BC1, Cl A
0.649%, 06/25/09 (A)	504	381
ASG Resecuritization Trust, Ser 2009-3, Cl A65
5.593%, 03/26/37	2,000	1,847
CenterPoint Energy Transition Bond LLC, Ser 2008-A, Cl A1
4.192%, 02/01/20	1,857	1,901
Chase Funding Mortgage Loan Asset-Backed Certificates, Ser 2002-1, Cl 2A2
0.809%, 06/25/09 (A)	1,088	615
Chase Funding Mortgage Loan Asset-Backed Certificates, Ser 2003-6, Cl 1A7
4.277%, 09/25/33	1,269	1,085
Citicorp Residential Mortgage Securities, Ser 2006-1, Cl A2
5.682%, 07/25/36	1,359	1,322
Citicorp Residential Mortgage Securities, Ser 2006-2, Cl A5
6.036%, 09/25/36	6,340	3,921
Citicorp Residential Mortgage Securities, Ser 2006-2, Cl A2
5.557%, 09/25/36	908	902
Citigroup Mortgage Loan Trust, Ser 2007-SHL1, Cl A
0.709%, 06/25/09 (A) (B)	1,365	452
CNH Equipment Trust, Ser 2009-B, Cl A3
2.970%, 03/15/13	215	215
Conseco Finance Home Loan Trust, Ser 2000-E, Cl M1
8.130%, 06/15/09 (A)	2,454	2,375
Conseco Finance Securitizations, Ser 2000-4, Cl A6
8.310%, 07/01/09 (A)	805	461
Countrywide Asset-Backed Certificates, Ser 2001-BC3, Cl A
0.789%, 06/25/09 (A)	54	23
Countrywide Asset-Backed Certificates, Ser 2003-BC2, Cl 2A1
0.909%, 06/25/09 (A)	115	34
Countrywide Asset-Backed Certificates, Ser 2005-17, Cl 1AF3
5.711%, 07/25/09 (A)	10,000	3,690

174	SEI Institutional Investments Trust / Annual Report / May 31, 2009

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Countrywide Asset-Backed Certificates, Ser 2006-15, Cl A3
5.689%, 07/25/09 (A)	$208	$89
Countrywide Asset-Backed Certificates, Ser 2007-7, Cl 2A2
0.469%, 06/25/09 (A)	7,500	4,399
Countrywide Asset-Backed Certificates, Ser 2007-QH1, Cl A1
0.509%, 06/25/09 (A) (B)	1,504	1,147
Countrywide Asset-Backed Certificates, Ser 2007-SD1, Cl A1
0.759%, 06/25/09 (A) (B)	1,033	368
Countrywide Home Equity Loan Trust, Ser 2004-K, Cl 2A
0.644%, 06/15/09 (A)	1,020	379
Countrywide Home Equity Loan Trust, Ser 2005-F, Cl 2A
0.584%, 06/15/09 (A)	2,357	821
Credit Suisse First Boston Mortgage Securities, Ser 2001-MH29, Cl A
5.600%, 09/25/31	570	470
Credit-Based Asset Servicing and Securitization LLC, Ser 2006-CB2, Cl AF2
5.501%, 12/25/36	1,110	833
Credit-Based Asset Servicing and Securitization LLC, Ser 2006-CB2, Cl AF4
5.704%, 12/25/36	1,736	912
Credit-Based Asset Servicing and Securitization LLC, Ser 2007-CB4, Cl A1A
0.399%, 06/25/09 (A)	5,708	3,754
Credit-Based Asset Servicing and Securitization LLC, Ser 2007-RP1, Cl A
0.619%, 06/25/09 (A) (B)	15,330	8,288
Daimler Chrysler Master Owner Trust, Ser 2006-A, Cl A
0.374%, 06/15/09 (A) (I)	3,128	2,418
Diamond Investment Grade CDO, Ser 1X, Cl A1
4.775%, 10/11/14 (J)	4,692	4,190
Dominos Pizza Master Issuer LLC, Ser 2007-1, Cl A2
5.261%, 04/25/37 (I)	3,452	2,195
Embarcadero Aircraft Securitization Trust, Ser 2000-A, Cl A1
0.824%, 06/15/09 (A) (B)	4,046	1,254
Equity One, Ser 2003-2, Cl M1
5.050%, 07/25/09 (A)	750	528
Fieldstone Mortgage Investment, Ser 2007-A, Cl 2A2
0.579%, 06/25/09 (A)	2,000	512

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

First Horizon Asset Back Trust, Ser 2004-HE2, Cl A
0.529%, 06/25/09 (A)	$1,305	$982
First Horizon Asset Back Trust, Ser 2006-HE2, Cl A
0.439%, 06/25/09 (A)	693	293
Ford Credit Floorplan Master Owner Trust, Ser 2006-4, Cl A
0.594%, 06/15/09 (A) (I)	5,007	4,087
GMAC Mortgage Loan Trust, Ser 2005-HE3, Cl A1VN
0.569%, 06/25/09 (A)	7,618	1,983
Great America Leasing Receivables, Ser 2006-1, Cl A3
5.340%, 01/15/10 (B)	225	226
Green Tree Financial, Ser 1996-5, Cl A6
7.750%, 07/15/27	591	512
GSAMP Trust, Ser 2003-SEA, Cl A1
0.709%, 06/25/09 (A)	2,096	1,162
GSAMP Trust, Ser 2006-SD2, Cl A1
0.419%, 06/25/09 (A) (B)	4,694	4,521
JPMorgan Mortgage Acquisition, Ser 2007-CH1, Cl AF6
5.501%, 11/25/36	9,605	5,359
Lehman XS Trust, Ser 2005-5N, Cl 1A1
0.609%, 06/25/09 (A)	5,385	2,186
Lehman XS Trust, Ser 2005-7N, Cl 1A1B
0.609%, 06/25/09 (A)	3,999	846
Lehman XS Trust, Ser 2006-GP1, Cl A4A
0.639%, 06/25/09 (A)	8,113	844
Lone Star CDO Funding, Ser IX, Cl A
2.802%, 12/15/12 (J)	5,892	5,334
Merrill Lynch Mortgage Investors, Ser 2006-WMC2, Cl A2D
5.895%, 03/25/37	5,723	1,860
Merrill Lynch Mortgage Investors, Ser 2006-WMC2, Cl A2B
5.609%, 03/25/37	283	129
Mid-State Trust, Ser 2003-11, Cl A1
4.864%, 07/15/38	2,895	1,566
Mid-State Trust, Ser 2006-1, Cl A
5.787%, 10/15/40 (B)	7,051	4,674
MSCC Heloc Trust, Ser 2005-1, Cl A
0.499%, 06/25/09 (A)	539	224
Nelnet Student Loan Trust, Ser 2008-4, Cl A4
2.572%, 07/27/09 (A)	4,370	4,286
Oakwood Mortgage Investors, Ser 2002-C, Cl AIO, IO
6.000%, 08/15/10	4,961	284
Oncor Electric Delivery Transition Bond, Ser 2003-1, Cl A2
4.030%, 02/15/12	787	797

SEI Institutional Investments Trust / Annual Report / May 31, 2009	175

SCHEDULE OF INVESTMENTS

Core Fixed Income Fund (Continued)

May 31, 2009

Description	Face Amount ($ Thousands)/ Shares	Market Value ($ Thousands)

Origen Manufactured Housing, Ser 2002-A, Cl A1
0.584%, 06/15/09 (A)	$44	$40
Popular ABS Mortgage Pass-Through Trust, Ser 2007-A, Cl A3
0.619%, 06/25/09 (A)	10,380	2,759
RAAC Series, Ser 2007-RP4, Cl A
0.659%, 06/25/09 (A) (B) (J)	17,204	7,537
RAAC Series, Ser 2007-SP3, Cl A1
1.509%, 06/25/09 (A)	498	309
SLM Student Loan Trust, Ser 2005-6, Cl A5B
2.292%, 07/27/09 (A)	7,973	6,378
SLM Student Loan Trust, Ser 2008-6, Cl A4
2.192%, 07/27/09 (A)	3,928	3,722
Structured Asset Receivables Trust, Ser 2003-1, Cl CTFS
1.602%, 07/21/09 (A) (B) (J)	1,232	1,096
Swift Master Auto Receivables Trust, Ser 2007-1, Cl A
0.444%, 06/15/09 (A) (I) (J)	1,249	1,137
Wells Fargo Home Equity Trust, Ser 2007-2, Cl A1
0.399%, 06/25/09 (A)	3,615	3,046

		119,960

Total Asset-Backed Securities (Cost $305,967) ($ Thousands)		218,920

U.S. GOVERNMENT AGENCY OBLIGATIONS — 1.1%
FHLB
5.500%, 08/13/14	8,500	9,517
5.000%, 11/17/17	5,000	5,328
0.140%, 06/12/09 (E)	20,155	20,154
FHLMC
5.625%, 11/23/35	1,620	1,636
5.500%, 07/18/16	4,000	4,431
1.750%, 06/15/12	2,850	2,846
FNMA
5.250%, 08/01/12	2,800	2,923
5.000%, 02/13/17	5,000	5,423

Total U.S. Government Agency Obligations (Cost $52,073) ($ Thousands)		52,258

PREFERRED STOCK — 0.0%
GMAC Preferred Blocker*	1	271
Zurich RegCaPS Funding Trust	—	295

Total Preferred Stock (Cost $309) ($ Thousands)		566

Description	Shares/Contracts	Market Value ($ Thousands)

CASH EQUIVALENTS — 6.3%
Evergreen Institutional Money Market Fund, Cl I, 0.340%**	76,959,078	$76,959
SEI Daily Income Trust, Prime Obligation Fund, Cl A, 0.260%**†	207,123,549	207,124

Total Cash Equivalents (Cost $284,083) ($ Thousands)		284,083

AFFILIATED PARTNERSHIP — 7.7%
SEI Liquidity Fund, L.P., 0.820%**† (G)	358,232,785	348,176

Total Affiliated Partnership (Cost $358,233) ($ Thousands)		348,176

PURCHASED OPTION — 0.0%
June 2009 90Day EURO Future Put, Expires 06/16/09, Strike Price $98.75*	3	—

Total Purchased Option (Cost $0) ($ Thousands)		—

Total Investments — 116.4% (Cost $5,679,536) ($ Thousands)		$5,283,880

WRITTEN OPTIONS — 0.0%
July 2009 U.S. Ten Year Treasury Call, Expires 06/29/09, Strike Price $121.00*	(205)	(45)
July 2009 U.S. Ten Year Treasury Call, Expires 06/29/09, Strike Price $120.00*	(95)	(34)
July 2009 U.S. Ten Year Treasury Put, Expires 06/29/09, Strike Price $115.00*	(110)	(70)
June 2009 90Day EURO Future Put, Expires 06/16/09, Strike Price $97.25*	(183)	(1)
June 2009 EURO$ One Year Mid Curve Put, Expires 06/15/09, Strike Price $98.38*	(93)	(5)
Sept 2009 EURO Future Call, Expires 09/17/09, Strike Price $99.25*	(118)	(38)
Sept 2009 U.S. Ten Year Treasury Call, Expires 08/24/09, Strike Price $124.00*	(94)	(31)
Sept 2009 U.S. Ten Year Treasury Put, Expires 08/24/09, Strike Price $116.00*	(94)	(175)

Total Written Options (Premiums Received $609) ($ Thousands)		(399)

176	SEI Institutional Investments Trust / Annual Report / May 31, 2009

A summary of outstanding swap agreements held by the Fund at May 31, 2009, is as follows:

Credit Default Swaps
Counterparty	Reference Entity/Obligation	Buy/Sell Protection	(Pays)/ Receives Rate	Termination Date	Notional Amount (Thousands)	Net Unrealized Appreciation (Depreciation) ($Thousands)
Bank of America	CMBX-NA-AJ 1 Index	BUY	(0.84)%	10/12/52	$3,850	$(786)
Bank of America	CMBX-NA-AJ 1 Index	BUY	(0.84)	10/12/52	5,500	(1,173)
Barclays Bank PLC	ABX.HE.AAA 07-1 Index	SELL	0.09	08/25/37	(4,680)	(2,618)
Barclays Bank PLC	ABX.HE.PENAAA 07-2 Index	SELL	0.76	01/25/38	(4,600)	(285)
Barclays Bank PLC	ABX-HE-PENAAA 07-2 Index	SELL	0.76	01/25/38	(4,000)	(210)
Barclays Bank PLC	CMBX-NA-AJ 1 Index	BUY	(0.84)	10/12/52	16,235	(3,551)
Barclays Bank PLC	CMBX-NA-AJ 1 Index	BUY	(0.84)	10/12/52	2,000	617
Barclays Bank PLC	CMBX-NA-AJ 1 Index	BUY	(0.84)	10/12/52	2,000	595
Citigroup	ABX.HE.AAA 06-2 Index	SELL	0.11	05/25/46	(2,100)	(608)
Citigroup	ABX.HE.AAA 07-1 Index	SELL	0.09	08/25/37	(3,545)	(1,973)
Citigroup	ABX.HE.PENAAA 07-2 Index	SELL	0.76	01/25/38	(8,100)	(13)
Citigroup	ABX.HE.PENAAA 07-2 Index	SELL	0.76	01/25/38	(5,500)	(119)
Citigroup	Arrow Electric, 6.875% 06/01/18	BUY	(0.82)	03/20/14	1,485	(4)
Citigroup	CMBX-NA-AJ 1 Index	BUY	(0.84)	10/12/52	2,110	(442)
Citigroup	Darden Restaurants Inc., 6.000% 08/15/35	BUY	(2.73)	03/20/14	1,435	(106)
Citigroup	Darden Restaurants Inc., 7.125% 02/01/16	BUY	(2.40)	03/20/15	1,200	(86)
Citigroup	Hewlett Packard, 5.400% 03/01/17	BUY	(0.72)	03/20/14	1,485	(16)
Citigroup	Home Depot, 5.875% 12/16/36	BUY	(2.67)	03/20/14	5,100	(418)
Citigroup	Lowes Cos. Inc., 8.250% 06/01/10	BUY	(1.20)	03/20/14	5,320	(110)
Citigroup	Nordstrom Inc., 6.950%, 03/15/28	BUY	(3.15)	03/20/14	1,135	(72)
Citigroup	Pulte Homes Inc., 5.250% 01/15/14	BUY	(3.91)	12/20/12	1,600	71
Citigroup	Pulte Homes Inc., 5.250% 01/15/14	BUY	(3.88)	12/20/12	3,050	135
Citigroup	Toll Brothers, 6.875% 11/15/12	BUY	(2.83)	12/20/12	1,400	24
Credit Suisse	ABX.HE.AA 06-2 Index	SELL	0.17	05/25/46	(5,000)	(596)
Credit Suisse	ABX.HE.AA 06-2 Index	SELL	0.17	05/25/46	(5,300)	(670)
Credit Suisse	ABX.HE.AAA 07-1 Index	SELL	0.09	08/25/37	(4,000)	(695)
Credit Suisse	CMBX-NA-AJ 1 Index	BUY	(0.84)	10/12/52	390	(84)
Credit Suisse	General Electric Capital Corp., 5.625% 09/15/17	SELL	6.55	12/20/10	(2,570)	121
Deutsche Bank	Centex Corporation, 5.250% 06/15/15	BUY	(4.40)	12/20/13	600	(84)
Deutsche Bank	Darden Restaurants Inc., 6.000% 08/15/35	BUY	(2.25)	03/20/14	1,650	(85)
Deutsche Bank	Darden Restaurants Inc., 7.125% 02/01/16	BUY	(2.25)	03/20/13	600	(27)
Deutsche Bank	Nordstrom Inc., 6.950%, 03/15/28	BUY	(2.10)	03/20/14	4,350	(67)
Deutsche Bank	Pulte Homes Inc., 5.250% 01/15/14	BUY	(4.00)	03/20/15	2,250	(229)
Deutsche Bank	Pulte Homes Inc., 5.250% 01/15/14	BUY	(4.62)	03/20/13	2,250	(204)
Goldman Sachs	ABX.HE.AA 06-2 Index	SELL	0.17	05/25/46	(3,800)	(462)
Goldman Sachs	ABX.HE.AAA 07-1 Index	SELL	0.09	08/25/37	(5,420)	(1,215)
JPMorgan Chase Bank	Morgan Stanley, 6.600% 04/01/12	BUY	(0.91)	12/20/12	3,525	259
Merrill Lynch	Centex Corporation, 5.250% 06/15/15	BUY	(3.56)	12/20/12	1,970	14
Merrill Lynch	Centex Corporation, 5.250% 06/15/15	BUY	(3.65)	12/20/12	1,375	9
Merrill Lynch	Toll Brothers, 6.875% 11/15/12	BUY	(2.78)	12/20/12	3,300	57
Merrill Lynch	Toll Brothers, 6.875% 11/15/12	BUY	(2.83)	12/20/12	2,000	34
Morgan Stanley	ABX.HE.AAA 07-1 Index	SELL	0.09	08/25/37	(2,100)	(489)
Morgan Stanley	ABX.HE.AAA 07-1 Index	SELL	0.09	08/25/37	(5,200)	(1,166)
Morgan Stanley	CDX.IG HVOL.12 Index	SELL	5.00	06/20/14	(6,300)	358
Morgan Stanley	Darden Restaurants Inc., 7.125% 02/01/16	BUY	(2.25)	03/20/13	600	(27)
Morgan Stanley	Berkshire Hathaway, 4.625% 10/15/13	SELL	4.00	03/20/11	(5,400)	128
Royal Bank of Scotland	ABX.HE.AA 06-2 Index	SELL	0.17	05/25/46	(3,000)	(357)

						$(16,625)

SEI Institutional Investments Trust / Annual Report / May 31, 2009	177

SCHEDULE OF INVESTMENTS

Core Fixed Income Fund (Concluded)

May 31, 2009

A summary of the outstanding forward foreign currency contracts held by the Fund at May 31, 2009, is as follows:

Maturity Date	Currency to Deliver (Thousands)		Currency to Receive (Thousands)		Unrealized Appreciation (Depreciation) ($ Thousands)
8/19/09	EUR	8,689	USD	11,308	$(981)
8/19/09	GBP	9,109	USD	13,394	(1,288)
8/19/09	USD	11,633	GBP	7,980	1,229

					$(1,040)

A summary of the open futures contracts held by the Fund at May 31, 2009, is as follows:

Type of Contract	Number of Contracts Long (Short)	Expiration Date	Unrealized Appreciation (Depreciation) ($ Thousands)
90-Day Euro$	513	Sep-2009	$1,565
90-Day Euro$	(26)	Sep-2009	(195)
90-Day Euro$	37	Dec-2009	40
90-Day Euro$	(26)	Dec-2009	(200)
90-Day Euro$	469	Mar-2010	351
90-Day Euro$	(26)	Mar-2010	(203)
90-Day Euro$	116	Jun-2010	(43)
90-Day Euro$	(26)	Jun-2010	(197)
90-Day Euro$	196	Sep-2010	53
90-Day Euro$	(26)	Sep-2010	(189)
90-Day Euro$	(26)	Dec-2010	(174)
90-Day Euro$	(26)	Mar-2011	(156)
90-Day Euro$	(26)	Jun-2011	(138)
U.S. 10-Year Treasury Note	261	Sep-2009	(521)
U.S. 10-Year Treasury Note	(1,631)	Sep-2009	2,859
U.S. 2-Year Treasury Note	478	Oct-2009	7
U.S. 5-Year Treasury Note	4,053	Sep-2009	(3,648)
U.S. Long Treasury Bond	(1)	Sep-2009	—

			$(789)

Percentages are based on a Net Assets of $4,540,593 ($ Thousands).

*	Non-income producing security.

**	Rate shown is the 7-day effective yield as of May 31, 2009.

†	Investment in Affiliated Security (See Note 4).

‡	Real Estate Investment Trust

(A)	Variable Rate Security—The rate reported is the rate in effect as of May 31, 2009. The date reported is the next reset date.

(B)	Securities sold within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “accredited investors.” These securities have been determined to be liquid under guidelines established by the board of Trustees.
(C)	This security or a partial position of this security is on loan at May 31, 2009. The total value of securities on loan at May 31, 2009 was $350,045 ($ Thousands).
(D)	Security in default on interest payments.
(E)	Zero coupon security. The rate reported is the effective yield at time of purchase.
(F)	Step Bonds—The rate reflected is the effective yield on May 31, 2009. The coupon on a step bond changes on a specified date.
(G)	This security was purchased with cash collateral held from securities on loan. The total value of this security as of May 31, 2009 was $348,176 ($ Thousands).
(H)	Securities considered restricted. The total value of such securities as of May 31, 2009 was $2,032 ($ Thousands) and represented 0.04% of net assets.
(I)	Securities considered illiquid. The total value of such securities as of May 31, 2009 was $15,455 ($ Thousands) and represented 0.34% of net assets.
(J)	Security fair valued using methods determined in good faith by the Valuation Committee of the Board of Trustees. The total value of such securities as of May 31, 2009 was $20,518 ($ Thousands) and represented 0.45% of net assets.
(K)	Security, or portion thereof, has been pledged as collateral on open futures contracts.

ABS — Asset-Based Security

ARM — Adjustable Rate Mortgage

CDO — Collateralized Debt Obligation

Cl — Class

CMO — Collateralized Mortgage Obligation

EUR — Euro

FHLB — Federal Home Loan Bank

FHLMC — Federal Home Loan Mortgage Corporation

FNMA — Federal National Mortgage Association

GBP — British Pound Sterling

GNMA — Government National Mortgage Association

IO — Interest Only—face amount represents notional amount

L.P. — Limited Partnership

LLC — Limited Liability Company

MTN — Medium Term Note

PO — Principal Only

Ser — Series

STRIPS — Separately Traded Registered Interest and Principal Securities

TBA — To Be Announced

USD — United States Dollar

Amounts designated as “—” are $0 or have been rounded to $0

The accompanying notes are an integral part of the financial statements.

178	SEI Institutional Investments Trust / Annual Report / May 31, 2009

SCHEDULE OF INVESTMENTS

High Yield Bond Fund

May 31, 2009

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS — 83.6%

Consumer Discretionary — 17.7%
Adelphia Communications (escrow security)
10.250%, 06/15/11	$125	$2
7.875%, 05/01/09	75	1
7.750%, 01/15/09	250	4
Adelphia Communications, Ser B (escrow security)
9.500%, 02/15/04	25	—
America West Airlines LLC
8.057%, 07/02/20	1,760	1,337
American Greetings
7.375%, 06/01/16	800	504
AmeriGas Partners
7.125%, 05/20/16	1,190	1,102
Ameristar Casinos
9.250%, 06/01/14 (A)	2,100	2,121
Amscan Holdings
8.750%, 05/01/14	2,205	1,869
Aramark Services
8.500%, 02/01/15 (B)	3,815	3,638
4.528%, 08/03/09 (C)	325	262
Asbury Automotive Group
7.625%, 03/15/17	225	155
Ashtead Capital
9.000%, 08/15/16 (A) (B)	2,849	2,108
Beazer Homes USA
8.625%, 05/15/11	360	236
8.125%, 06/15/16	685	322
6.875%, 07/15/15 (B)	610	276
6.500%, 11/15/13 (B)	1,985	923
Blockbuster
9.000%, 09/01/12	1,250	638

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Bonten Media Acquisition
9.000%, 06/01/15 (A)	$1,400	$238
Boyd Gaming
7.125%, 02/01/16	1,915	1,360
Brands
6.900%, 07/15/17	680	578
Broder Brothers, Ser B
11.250%, 10/15/10	1,200	378
Burlington Coat Factory Warehouse
11.125%, 04/15/14 (B)	3,845	2,788
Cablevision Systems, Ser B
8.000%, 04/15/12	350	344
Caesars Entertainment
8.125%, 05/15/11	265	238
7.875%, 03/15/10	1,282	1,176
Carrols
9.000%, 01/15/13	700	656
CCH II LLC
10.250%, 09/15/10 (D)	325	322
CCH II LLC, Ser B
10.250%, 09/15/10 (D)	200	196
CCO Holdings LLC
8.750%, 11/15/13 (B) (D)	3,535	3,235
Charter Communications Operating LLC
10.875%, 09/15/14 (A) (D)	3,345	3,445
Charter Communications Operating LLC
10.000%, 04/30/12 (A) (B) (D)	4,845	4,651
Claire’s Stores
9.625%, 06/01/15 (B)	2,041	551
9.250%, 06/01/15	260	100
Cooper-Standard Automotive
8.375%, 12/15/14	450	45
Couche-Tard US
7.500%, 12/15/13	5,073	5,010
COX Communications
7.875%, 08/15/09	560	566
Dana (escrow security)
7.000%, 03/01/09	175	4
7.000%, 03/15/28	200	5
6.500%, 03/15/08	100	3
6.500%, 03/01/29	1,100	28
Dave & Buster’s
11.250%, 03/15/14	616	517
Delta Air Lines
7.920%, 11/18/10	170	150
Denny’s Holdings
10.000%, 10/01/12	380	367
Dex Media
9.000%, 11/15/13 (B) (D)	4,260	682
Dex Media West, Ser B
9.875%, 08/15/13 (D)	2,710	583
8.500%, 08/15/10 (D)	1,500	1,118
DirecTV Holdings LLC
6.375%, 06/15/15	3,175	2,889

SEI Institutional Investments Trust / Annual Report / May 31, 2009	179

SCHEDULE OF INVESTMENTS

High Yield Bond Fund (Continued)

May 31, 2009

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

DISH DBS
7.125%, 02/01/16 (B)	$3,915	$3,602
6.625%, 10/01/14	1,890	1,715
Dollar General
11.875%, 07/15/17	275	290
10.625%, 07/15/15 (B)	2,765	2,924
DR Horton
6.500%, 04/15/16	475	406
6.000%, 04/15/11	1,095	1,054
5.875%, 07/01/13	660	587
5.625%, 01/15/16	600	492
Duane Reade
5.820%, 06/15/09 (C)	2,701	2,458
El Dorado Casino Shreveport PIK
10.000%, 08/01/12	1,102	915
El Pollo Loco
11.750%, 12/01/12 (A)	2,250	2,289
Expedia
8.500%, 07/01/16 (A)	1,845	1,753
Eye Care Centers of America
10.750%, 02/15/15	600	600
Ferrellgas Partners
6.750%, 05/01/14 (A)	1,500	1,365
Fontainebleau Las Vegas
11.000%, 06/15/15 (A)	3,500	157
Galaxy Entertainment Finance
9.875%, 12/15/12 (A)	1,235	1,025
Gaylord Entertainment
8.000%, 11/15/13	1,215	1,001
6.750%, 11/15/14	260	197
General Motors
8.375%, 07/15/33 (B) (D)	2,650	239
7.700%, 04/15/16 (B) (D)	1,601	160
General Nutrition Centers PIK
6.404%, 09/15/09 (C)	1,280	1,059
Goodyear Tire & Rubber
10.500%, 05/15/16	1,070	1,065
9.000%, 07/01/15 (B)	1,496	1,429
8.625%, 12/01/11 (B)	831	808
Group 1 Automotive
8.250%, 08/15/13	100	82
Hanesbrands, Ser B
5.698%, 12/15/14 (C)	3,700	2,978
Harrah’s Operating
10.000%, 12/15/18 (A) (B)	5,516	3,682
5.500%, 07/01/10	248	218
Harrahs Operating Escrow LLC
11.250%, 06/01/17 (A)	7,306	7,087
Hertz
10.500%, 01/01/16 (B)	490	426
8.875%, 01/01/14 (B)	3,495	3,180
HSN
11.250%, 08/01/16 (A)	1,520	1,332

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Inergy
8.750%, 03/01/15 (A)	$985	$975
6.875%, 12/15/14 (B)	1,175	1,075
Interpublic Group
6.250%, 11/15/14	680	580
2.883%, 08/15/09 (C)	415	382
Invista
9.250%, 05/01/12 (A)	1,010	944
Jarden
8.000%, 05/01/16	1,225	1,185
7.500%, 05/01/17 (B)	3,145	2,721
JC Penney
7.400%, 04/01/37	1,860	1,518
K. Hovnanian Enterprises
8.625%, 01/15/17	1,825	739
KAR Holdings
10.000%, 05/01/15	1,125	906
8.750%, 05/01/14	2,400	2,052
5.028%, 08/03/09 (C)	800	600
Lamar Media
7.250%, 01/01/13 (B)	900	824
6.625%, 08/15/15 (B)	2,285	1,942
Lamar Media, Ser B
6.625%, 08/15/15	350	287
Landry’s Restaurants
14.000%, 08/15/11 (A)	610	567
Levi Strauss
9.750%, 01/15/15 (B)	1,913	1,846
M/I Homes
6.875%, 04/01/12	400	320
Macy’s Retail Holdings
10.625%, 11/01/10	400	409
8.875%, 07/15/15	2,840	2,736
5.900%, 12/01/16	1,155	972
Mediacom LLC
9.500%, 01/15/13 (B)	2,243	2,142
MediMedia USA
11.375%, 11/15/14 (A)	725	471
Meritage Homes
7.000%, 05/01/14	860	671
6.250%, 03/15/15	205	154
MGM Mirage
13.000%, 11/15/13 (A)	3,060	3,343
11.125%, 11/15/17 (A) (B)	1,830	1,917
10.375%, 05/15/14 (A)	1,740	1,792
8.500%, 09/15/10	150	141
7.500%, 06/01/16 (B)	4,525	2,941
6.875%, 04/01/16 (B)	2,270	1,456
6.750%, 09/01/12	1,070	736
6.750%, 04/01/13 (B)	3,185	2,118
5.875%, 02/27/14 (B)	3,085	1,959
Michaels Stores
11.375%, 11/01/16 (B)	21	11

180	SEI Institutional Investments Trust / Annual Report / May 31, 2009

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Mohegan Tribal Gaming Authority
6.875%, 02/15/15	$975	$643
6.125%, 02/15/13	325	270
MTR Gaming Group
9.000%, 06/01/12	580	360
Neiman-Marcus Group PIK
9.000%, 10/15/15	2,446	1,309
New Albertsons
7.250%, 05/01/13	375	360
Newell Rubbermaid
10.600%, 04/15/19 (B)	1,755	1,964
OSI Restaurant Partners
10.000%, 06/15/15	1,360	884
Penn National Gaming
6.750%, 03/01/15	3,490	3,228
Penske Auto Group
7.750%, 12/15/16	1,700	1,309
Perry Ellis International, Ser B
8.875%, 09/15/13	1,544	1,204
Phillips-Van Heusen
8.125%, 05/01/13	825	809
7.250%, 02/15/11	100	99
Pinnacle Entertainment
8.750%, 10/01/13	675	665
8.250%, 03/15/12	345	336
7.500%, 06/15/15	725	605
Pokagon Gaming Authority
10.375%, 06/15/14 (A)	1,646	1,588
Quiksilver
6.875%, 04/15/15	430	286
Rent-A-Center, Ser B
7.500%, 05/01/10 (B)	2,258	2,247
RJ Tower
12.000%, 06/01/13 (D)	212	1
Royal Caribbean Cruises
7.250%, 06/15/16 (B)	1,970	1,458
7.000%, 06/15/13 (B)	925	770
6.875%, 12/01/13	2,189	1,817
RSC Equipment Rental
9.500%, 12/01/14 (B)	6,305	4,918
Ryland Group
8.400%, 05/15/17	830	805
6.875%, 06/15/13	835	798
5.375%, 05/15/12	165	154
Sally Holdings LLC
10.500%, 11/15/16 (B)	1,805	1,810
9.250%, 11/15/14 (B)	2,135	2,151
Sbarro
10.375%, 02/01/15	1,866	1,040
Sealy Mattress
10.875%, 04/15/16 (A)	385	395
8.250%, 06/15/14 (B)	4,670	3,689
Service International
7.375%, 10/01/14	1,555	1,496

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

7.000%, 06/15/17	$975	$890
6.750%, 04/01/16	1,725	1,587
6.750%, 04/01/15	1,330	1,227
Shingle Springs Tribal Group
9.375%, 06/15/15 (A)	795	461
Simmons
10.000%, 12/15/14 (B)	6,595	132
Simmons Bedding
7.875%, 01/15/14	4,195	1,468
Sinclair Broadcast Group
8.000%, 03/15/12 (B)	3,000	1,957
Six Flags
9.625%, 06/01/14	550	85
Speedway Motorsports
8.750%, 06/01/16 (A)	1,750	1,746
Stanadyne Holdings
12.000%, 02/15/15 (E)	1,500	735
Stanadyne Holdings, Ser 1
10.000%, 08/15/14	475	391
Starwood Hotels & Resorts Worldwide
7.875%, 05/01/12	640	622
6.750%, 05/15/18 (B)	2,535	2,155
Station Casinos
6.875%, 03/01/16	960	29
6.625%, 03/15/18	2,090	63
Steinway Musical Instruments
7.000%, 03/01/14 (A)	5,645	4,403
Stewart Enterprises
6.250%, 02/15/13	560	507
Sun Media
7.625%, 02/15/13	835	539
Tenneco
8.625%, 11/15/14	260	160
8.125%, 11/15/15 (B)	2,705	1,988
Time Warner Cable
8.250%, 04/01/19	25	28
7.500%, 04/01/14	75	81
Toll
8.250%, 12/01/11	404	404
Toys R US
7.625%, 08/01/11	635	483
Travelport LLC
11.875%, 09/01/16 (B)	7,085	3,684
9.875%, 09/01/14	415	261
6.828%, 09/01/09 (C)	2,044	1,022
TRW Automotive
7.250%, 03/15/17 (A) (B)	1,140	798
7.000%, 03/15/14 (A) (B)	2,985	2,194
UAL 1995 Pass Through Trust A
9.020%, 04/19/12	564	141
UAL Pass Through Trust Ser 2000-2
7.811%, 10/01/09	1,424	1,538
United Components
9.375%, 06/15/13	1,460	993

SEI Institutional Investments Trust / Annual Report / May 31, 2009	181

SCHEDULE OF INVESTMENTS

High Yield Bond Fund (Continued)

May 31, 2009

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Univision Communications
9.750%, 03/15/15 (A)	$1,575	$488
Vail Resorts
6.750%, 02/15/14 (B)	2,675	2,548
Videotron
6.875%, 01/15/14	2,779	2,626
Virgin Media
6.500%, 11/15/16 (A)	1,480	1,145
WMG Acquisition
9.500%, 06/15/16 (A)	2,355	2,352
7.375%, 04/15/14	550	465

		219,592

Consumer Staples — 6.5%
Alliance One International
11.000%, 05/15/12	280	282
8.500%, 05/15/12	190	177
Anheuser-Busch InBev Worldwide
6.875%, 11/15/19 (A)	2,190	2,215
Bausch & Lomb
9.875%, 11/01/15 (B)	3,675	3,353
Biomet
11.625%, 10/15/17 (B)	2,935	2,891
Central Garden and Pet
9.125%, 02/01/13 (B)	1,445	1,369
Chiquita Brands International
8.875%, 12/01/15 (B)	1,495	1,270
Constellation Brands
8.375%, 12/15/14 (B)	1,600	1,600
8.125%, 01/15/12	285	283
7.250%, 05/15/17 (B)	1,250	1,166
7.250%, 09/01/16 (B)	2,595	2,420
Cott Beverages USA
8.000%, 12/15/11	830	714
Del Monte
8.625%, 12/15/12	605	608
DJO Finance LLC
10.875%, 11/15/14	4,205	3,448
Dole Food
13.875%, 03/15/14 (A) (B)	2,045	2,188
7.250%, 06/15/10	225	220
Education Management LLC
10.250%, 06/01/16	775	756
Elan Finance
8.875%, 12/01/13	665	572
7.750%, 11/15/11 (B)	300	270
Elizabeth Arden
7.750%, 01/15/14	1,425	1,197
Erac USA Finance
6.375%, 10/15/17 (A)	585	491
Fleming
10.125%, 04/01/08 (D) (F)	943	—
Global Cash Access LLC
8.750%, 03/15/12	1,060	1,039

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

HCA
9.875%, 02/15/17 (A)	$345	$345
9.625%, 11/15/16	12,023	11,512
9.250%, 11/15/16 (B)	6,873	6,770
8.500%, 04/15/19 (A)	3,375	3,299
6.500%, 02/15/16	1,425	1,090
Ingles Markets
8.875%, 05/15/17 (A)	680	671
JBS USA LLC
11.625%, 05/01/14 (A)	1,050	1,008
Johnsondiversey Holdings
10.670%, 05/15/13	935	734
Laureate Education
11.750%, 08/15/17 (A)	400	300
10.000%, 08/15/15 (A)	525	420
Michael Foods
8.000%, 11/15/13	3,150	3,024
National Beef Packing
10.500%, 08/01/11	697	693
Pantry
7.750%, 02/15/14 (B)	2,575	2,279
Quebecor World Capital
8.750%, 03/15/16 (A) (D)	2,175	196
6.125%, 11/15/13 (B) (D)	1,800	151
Rite Aid
10.375%, 07/15/16	760	678
9.500%, 06/15/17	4,185	2,720
9.375%, 12/15/11	155	105
7.700%, 02/15/27	150	60
7.500%, 03/01/17 (B)	1,270	997
6.875%, 12/15/28 (A)	350	140
Seminole Indian Tribe of Florida
7.804%, 10/01/20 (A)	950	796
5.798%, 10/01/13 (A)	2,600	2,356
ServiceMaster
10.750%, 07/15/15 (A)	1,010	767
7.450%, 08/15/27	220	116
7.250%, 03/01/38	655	339
7.100%, 03/01/18	45	24
Smithfield Foods
7.750%, 05/15/13	1,375	1,038
7.750%, 07/01/17	125	87
7.000%, 08/01/11	600	516
Southern States Cooperative
11.000%, 11/01/10 (A)	1,250	1,150
Spectrum Brands
7.375%, 02/01/15 (B) (D)	1,960	995
SuperValu
7.500%, 11/15/14	1,400	1,355
8.000%, 05/01/16	2,927	2,868
Tyson Foods
10.500%, 03/01/14 (A) (B)	680	721
Universal Hospital Services
8.500%, 06/01/15	960	922

182	SEI Institutional Investments Trust / Annual Report / May 31, 2009

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

US Oncology Holdings
6.904%, 09/15/09 (C)	$470	$319
VWR Funding
10.250%, 07/15/15	1,025	769

		80,859

Energy — 9.5%
Allis-Chalmers Energy
9.000%, 01/15/14	3,161	2,023
Anadarko Petroleum
8.700%, 03/15/19	1,590	1,770
Atlas Energy Resources LLC
10.750%, 02/01/18 (A)	1,420	1,264
Aventine Renewable Energy
10.000%, 04/01/17 (D)	2,600	572
Berry Petroleum
10.250%, 06/01/14	2,300	2,257
Boardwalk Pipelines
5.200%, 06/01/18	2,000	1,589
Brigham Exploration
9.625%, 05/01/14	875	569
Calfrac Holdings
7.750%, 02/15/15 (A)	3,000	2,400
Chaparral Energy
8.875%, 02/01/17	425	245
8.500%, 12/01/15	575	331
Chesapeake Energy
9.500%, 02/15/15	2,155	2,128
7.500%, 06/15/14 (B)	219	203
7.250%, 12/15/18 (B)	1,490	1,244
7.000%, 08/15/14 (B)	1,010	917
6.875%, 01/15/16	1,020	880
6.500%, 08/15/17	2,035	1,684
6.375%, 06/15/15	370	317
Cimarex Energy
7.125%, 05/01/17 (B)	1,020	885
Complete Production Services
8.000%, 12/15/16	635	514
Compton Petroleum Finance
7.625%, 12/01/13	350	175
Connacher Oil and Gas
10.250%, 12/15/15 (A)	675	429
Copano Energy LLC
7.750%, 06/01/18	2,930	2,593
Denbury Resources
9.750%, 03/01/16	1,085	1,107
7.500%, 04/01/13	2,290	2,198
7.500%, 12/15/15 (B)	1,175	1,110
Dynegy Holdings
8.375%, 05/01/16	2,450	1,972
7.750%, 06/01/19	2,255	1,641
7.500%, 06/01/15 (B)	3,925	3,160
6.875%, 04/01/11	200	190

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

El Paso
8.250%, 02/15/16	$835	$829
8.050%, 10/15/30	150	122
7.875%, 06/15/12 (B)	1,425	1,397
7.800%, 08/01/31	1,175	935
7.420%, 02/15/37	1,300	942
7.250%, 06/01/18 (B)	3,190	2,938
7.000%, 06/15/17 (B)	1,070	1,002
6.875%, 06/15/14	775	734
El Paso Performance-Linked Trust
7.750%, 07/15/11 (A)	450	445
Forbes Energy Services LLC
11.000%, 02/15/15	1,145	790
Forest Oil
8.500%, 02/15/14 (A)	50	48
8.000%, 12/15/11	800	796
7.750%, 05/01/14	505	472
7.250%, 06/15/19 (B)	1,460	1,256
Helix Energy Solutions Group
9.500%, 01/15/16 (A)	2,955	2,438
Hillcorp Energy
9.000%, 06/01/16 (A)	930	818
7.750%, 11/01/15 (A)	3,995	3,436
International Coal Group
10.250%, 07/15/14	985	680
KCS Energy
7.125%, 04/01/12	600	559
Key Energy Services
8.375%, 12/01/14	1,360	1,197
Linn Energy LLC
11.750%, 05/15/17 (A)	1,370	1,308
Mariner Energy
8.000%, 05/15/17	1,480	1,169
MarkWest Energy Partners
8.750%, 04/15/18	3,285	2,727
MarkWest Energy Partners, Ser B
8.500%, 07/15/16	250	211
6.875%, 11/01/14	1,125	922
Massey Energy
6.875%, 12/15/13	2,090	1,850
Nabors Industries
9.250%, 01/15/19 (A)	2,000	2,128
Newfield Exploration
7.125%, 05/15/18	1,525	1,372
6.625%, 04/15/16	1,270	1,149
Nustar Logistics
7.650%, 04/15/18	925	865
OPTI Canada
8.250%, 12/15/14	1,045	721
7.875%, 12/15/14	2,055	1,387
Pacific Energy Partners
7.125%, 06/15/14	200	200
6.250%, 09/15/15	100	90
Parker Drilling
9.625%, 10/01/13	639	559

SEI Institutional Investments Trust / Annual Report / May 31, 2009	183

SCHEDULE OF INVESTMENTS

High Yield Bond Fund (Continued)

May 31, 2009

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Peabody Energy, Ser B
6.875%, 03/15/13	$3,100	$2,991
PetroHawk Energy
10.500%, 08/01/14 (A)	2,500	2,563
9.125%, 07/15/13	2,847	2,797
7.875%, 06/01/15	1,795	1,665
Petroleum Development
12.000%, 02/15/18	2,675	1,993
PHI
7.125%, 04/15/13	125	102
Plains Exploration & Production
10.000%, 03/01/16	650	648
7.750%, 06/15/15	75	70
7.625%, 06/01/18	350	309
7.000%, 03/15/17	1,035	900
Pride International
8.500%, 06/15/19	1,670	1,683
Quicksilver Resources
8.250%, 08/01/15 (B)	1,605	1,340
7.125%, 04/01/16	1,075	785
Range Resources
7.250%, 05/01/18 (B)	450	421
6.375%, 03/15/15	925	853
Regency Energy Partners
8.375%, 12/15/13	1,050	998
Sabine Pass LNG LP
7.500%, 11/30/16 (A)	625	506
7.250%, 11/30/13 (B)	1,550	1,317
SandRidge Energy
9.875%, 05/15/16 (A)	480	457
8.625%, 04/01/15	750	639
8.000%, 06/01/18 (A)	200	169
SESI LLC
6.875%, 06/01/14	950	855
Sonat
7.625%, 07/15/11	750	738
Southwestern Energy
7.500%, 02/01/18 (A)	2,000	1,905
Swift Energy
7.625%, 07/15/11 (B)	3,769	3,185
Targa Resources Partners
8.500%, 11/01/13	375	268
8.250%, 07/01/16 (A)	925	768
Tennessee Gas Pipeline
8.000%, 02/01/16 (A)	300	305
Tesoro
6.625%, 11/01/15	1,655	1,409
United Refining
10.500%, 08/15/12	850	638
Valero Energy
9.375%, 03/15/19	375	420
Venoco
8.750%, 12/15/11	2,940	2,352

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Whiting Petroleum
7.250%, 05/01/12	$1,692	$1,578
7.250%, 05/01/13	715	654
Williams
8.750%, 01/15/20 (A)	150	154
8.125%, 03/15/12	150	153
7.875%, 09/01/21	410	398
7.750%, 06/15/31	475	411
Williams Partners
7.250%, 02/01/17 (B)	2,905	2,614
Williams, Ser A
7.500%, 01/15/31	375	317

		117,187

Financials — 9.5%
ACE Cash Express
10.250%, 10/01/14 (A)	675	277
ALH Finance LLC
8.500%, 01/15/13	3,675	3,252
American Achievement Group Holding
14.750%, 10/01/12	1,108	233
BAC Capital Trust XIV
5.630%, 09/15/09 (C)	1,280	590
Bank of America
6.100%, 06/15/17	2,025	1,778
5.750%, 08/15/16	465	394
BB&T Capital Trust I
5.850%, 08/18/35	180	127
BB&T Capital Trust II, Ser 2006-
6.750%, 06/07/36 (B)	195	141
Capital One Financial
6.150%, 09/01/16	320	269
Cardtronics
9.250%, 08/15/13	1,370	1,206
9.250%, 08/15/13	1,110	977
CIT Group
12.000%, 12/18/18 (A)	1,035	568
5.850%, 09/15/16	2,150	1,419
5.650%, 02/13/17 (B)	3,200	2,117
5.400%, 01/30/16	290	191
5.000%, 02/13/14	3,900	2,628
4.750%, 12/15/10	260	221
1.451%, 06/12/09 (C)	270	243
1.353%, 07/28/09 (C)	1,250	920
1.306%, 08/03/09 (C)	450	360
CIT Group Funding of Canada
4.650%, 07/01/10	135	120
Citigroup
6.125%, 08/25/36	495	366
5.000%, 09/15/14	3,250	2,826
Deluxe
7.375%, 06/01/15	200	158
FireKeepers Development Authority
13.875%, 05/01/15 (A)	1,235	1,111

184	SEI Institutional Investments Trust / Annual Report / May 31, 2009

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Ford Motor Credit LLC
12.000%, 05/15/15	$1,950	$1,793
9.875%, 08/10/11	2,660	2,428
9.750%, 09/15/10	200	189
8.000%, 06/01/14	3,755	3,046
8.000%, 12/15/16 (B)	2,645	2,124
7.800%, 06/01/12	6,650	5,679
7.375%, 10/28/09	1,965	1,917
7.250%, 10/25/11 (B)	2,615	2,257
7.000%, 10/01/13 (B)	3,862	3,116
3.889%, 07/13/09 (C)	635	502
2.701%, 07/15/09 (C)	680	646
Fresenius US Finance II
9.000%, 07/15/15 (A)	800	828
FTI Consulting
7.625%, 06/15/13	660	647
Genworth Financial
5.750%, 06/15/14	350	220
5.650%, 06/15/12	1,120	776
Genworth Global Funding Trusts
1.480%, 06/15/09 (C)	970	846
1.023%, 08/17/09 (C)	1,380	1,061
GMAC LLC
8.000%, 11/01/31 (A) (B)	4,918	3,689
7.250%, 03/02/11 (A)	807	726
7.000%, 02/01/12 (A)	63	55
6.875%, 09/15/11 (A) (B)	4,984	4,461
6.875%, 08/28/12 (A) (B)	6,341	5,485
6.750%, 12/01/14 (B)	4,157	3,471
6.625%, 05/15/12 (A) (B)	1,526	1,320
6.000%, 12/15/11 (A)	1,078	938
GrafTech Finance
10.250%, 02/15/12	78	73
Hawker Beechcraft Acquisition LLC
9.750%, 04/01/17 (A)	200	62
HCP MTN
6.700%, 01/30/18‡	1,470	1,262
Hellas II
6.881%, 07/15/09 (A) (C)	2,100	399
Host Hotels & Resorts
3.250%, 04/15/24‡ (A)	555	543
Host Hotels & Resorts LP
6.875%, 11/01/14‡ (B)	935	846
Host Marriott LP
7.125%, 11/01/13‡	770	716
Host Marriott LP, Ser M
7.000%, 08/15/12‡	175	168
Host Marriott LP, Ser O
6.375%, 03/15/15‡ (B)	1,750	1,496
Host Marriott LP, Ser Q
6.750%, 06/01/16‡ (B)	2,750	2,365
HUB International Holdings
10.250%, 06/15/15 (A)	410	254
9.000%, 12/15/14 (A)	1,750	1,313

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Icahn Enterprises
7.125%, 02/15/13 (B)	$4,725	$4,040
International Lease Finance MTN
5.625%, 09/20/13	645	503
5.550%, 09/05/12	430	339
5.350%, 03/01/12	125	94
5.250%, 01/10/13	350	272
iPayment
9.750%, 05/15/14	1,100	597
Janus Capital Group
6.700%, 06/15/17	1,510	1,190
6.500%, 06/15/12	2,200	1,814
5.875%, 09/15/11	1,127	1,008
JPMorgan Chase
7.900%, 10/30/09 (C)	505	422
JPMorgan Chase Capital XXV
6.800%, 10/01/37	90	76
LaBranche
11.000%, 05/15/12	1,090	1,000
Lehman Brothers Holdings MTN
6.875%, 05/02/18 (D)	3,500	578
5.625%, 01/24/13 (D)	1,000	157
Leucadia National
8.125%, 09/15/15	638	566
7.125%, 03/15/17	3,000	2,314
Liberty Mutual Group
10.750%, 06/15/58 (A) (C)	1,340	831
Marlin Water Trust II
6.310%, 07/15/03 (A) (D)	4,000	2
MetLife
6.400%, 12/15/36	610	433
MetLife Capital Trust X
9.250%, 10/08/09 (A) (C)	1,350	1,148
Nuveen Investments
10.500%, 11/15/15 (A)	4,130	2,210
Omega Healthcare Investors
7.000%, 01/15/16‡	825	742
Petroplus Finance
7.000%, 05/01/17 (A)	1,600	1,304
6.750%, 05/01/14 (A)	125	104
Pinnacle Foods Finance LLC
10.625%, 04/01/17	1,675	1,378
PNC Financial Services Group
8.250%, 11/21/09 (B) (C)	680	580
Popular North America Capital Trust I
6.564%, 09/15/34	800	265
PXRE Capital Trust I
8.850%, 02/01/27	1,600	800
Rabobank Nederland
11.000%, 12/31/09 (A) (C)	610	610
Realogy
10.500%, 04/15/14	475	175
Senior Housing Properties Trust
7.875%, 04/15/15‡	645	574

SEI Institutional Investments Trust / Annual Report / May 31, 2009	185

SCHEDULE OF INVESTMENTS

High Yield Bond Fund (Continued)

May 31, 2009

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Silicon Valley Bank
5.700%, 06/01/12	$675	$638
Snoqualmie Entertainment Authority
9.125%, 02/01/15 (A)	1,275	682
5.384%, 02/01/14 (A) (C)	275	144
UCI Holdco
9.320%, 06/15/09 (C)	1,145	195
Universal City Development Partners
11.750%, 04/01/10	640	614
Universal City Florida Holding
5.778%, 08/01/09 (C)	2,823	2,018
USB Capital IX
6.189%, 10/15/09 (C)	1,015	662
Ventas Realty
6.500%, 06/01/16‡	635	578
Ventas Realty LP
7.125%, 06/01/15‡	1,026	972
6.750%, 04/01/17‡	775	715
Wells Fargo Capital XIII MTN
7.700%, 09/26/09 (C)	1,700	1,326
Willis North America
6.200%, 03/28/17	1,256	990
5.125%, 07/15/10	400	376
Zions Bancorporation
6.000%, 09/15/15	1,305	914
5.500%, 11/16/15	500	341

		117,500

Health Care — 4.4%
Alliance Imaging, Ser B
7.250%, 12/15/12	550	539
Biomet
10.375%, 10/15/17	9,000	8,550
10.000%, 10/15/17 (B)	2,185	2,234
Bio-Rad Laboratories
8.000%, 09/15/16 (A)	870	872
6.125%, 12/15/14	900	828
Community Health Systems
8.875%, 07/15/15 (B)	4,430	4,380
Cooper
7.125%, 02/15/15	1,590	1,531
CRC Health
10.750%, 02/01/16	1,925	1,386
DaVita
6.625%, 03/15/13	2,600	2,438
Health Management Associates
6.125%, 04/15/16	1,765	1,500
Health Net
6.375%, 06/01/17	1,741	1,306
Healthsouth
8.323%, 06/15/14 (C)	1,255	1,155
Inverness Medical Innovations
9.000%, 05/15/16 (B)	3,370	3,235

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

NMH Holdings
8.445%, 06/15/09 (A) (C)	$781	$461
Psychiatric Solutions
7.750%, 07/15/15 (A)	315	280
7.750%, 07/15/15 (B)	3,300	2,970
Res-Care
7.750%, 10/15/13	625	561
Select Medical
7.625%, 02/01/15	5,676	4,484
Spheris
11.000%, 12/15/12	750	281
Surgical Care Affiliates
8.875%, 07/15/15 (A)	1,580	1,264
Tenet Healthcare
10.000%, 05/01/18 (A)	632	661
9.875%, 07/01/14	1,125	1,125
9.250%, 02/01/15 (B)	5,370	4,967
9.000%, 05/01/15 (A)	587	599
7.375%, 02/01/13	1,030	991
United Surgical Partners International
8.875%, 05/01/17	1,435	1,223
United Surgical Partners International PIK
9.250%, 05/01/17	3,190	2,472
US Oncology
10.750%, 08/15/14	1,275	1,214
9.000%, 08/15/12 (B)	610	610
Vanguard Health Holding I
11.250%, 10/01/15 (E)	600	560
Vanguard Health Holding II
9.000%, 10/01/14	325	319

		54,996

Industrials — 6.4%
ACCO Brands
7.625%, 08/15/15	6,810	3,031
Actuant
6.875%, 06/15/17	2,575	2,305
AGY Holding
11.000%, 11/15/14	800	572
Aleris International
10.000%, 12/15/16 (D)	1,675	6
Aleris International PIK
9.000%, 12/15/14 (D)	950	4
Allied Waste North America
7.875%, 04/15/13	600	610
Allied Waste North America, Ser B
7.125%, 05/15/16	415	406
Allison Transmission
11.000%, 11/01/15 (A) (B)	1,050	819
American Airlines, Ser 01-1
7.379%, 05/23/16	85	42
American Railcar Industries
7.500%, 03/01/14	325	281

186	SEI Institutional Investments Trust / Annual Report / May 31, 2009

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Ames True Temper
10.000%, 07/15/12 (B)	$1,135	$857
5.131%, 07/15/09 (C)	1,480	1,251
Anixter
10.000%, 03/15/14	1,745	1,728
Associated Materials
9.750%, 04/15/12 (B)	795	672
Atrium
15.000%, 12/15/12 (A) (B)	1,378	28
Baker & Taylor
11.500%, 07/01/13 (A)	925	232
Baldor Electric
8.625%, 02/15/17 (B)	1,820	1,656
BE Aerospace
8.500%, 07/01/18 (B)	650	614
Bombardier
8.000%, 11/15/14 (A) (B)	400	369
Buffalo Thunder Development Authority
9.375%, 12/15/14 (A)	2,050	287
Building Materials Corp of America
7.750%, 08/01/14	820	717
BWAY
10.000%, 04/15/14 (A)	5,145	5,139
Casella Waste Systems
9.750%, 02/01/13	1,385	1,150
Chart Industries
9.125%, 10/15/15	2,325	2,104
Continental Airlines
7.339%, 04/19/14	1,490	969
Cornell
10.750%, 07/01/12	280	276
Corrections Corp of America
7.750%, 06/01/17	130	128
7.500%, 05/01/11	1,300	1,287
6.750%, 01/31/14	320	307
6.250%, 03/15/13 (B)	1,883	1,784
Crown Americas LLC
7.625%, 11/15/13	450	439
7.625%, 05/15/17 (A)	590	578
Delta Air Lines, Ser 2002-1, Cl C
7.779%, 01/02/12	561	505
DigitalGlobe
10.500%, 05/01/14 (A)	545	560
Douglas Dynamics LLC
7.750%, 01/15/12 (A)	855	598
ESCO
5.195%, 06/15/09 (A) (C)	125	90
General Cable
7.125%, 04/01/17 (B)	685	627
Graphic Packaging International
9.500%, 08/15/13 (B)	2,025	1,893
8.500%, 08/15/11 (B)	310	307
Gulfmark Offshore
7.750%, 07/15/14	1,304	1,167

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Harland Clarke Holdings
9.500%, 05/15/15	$1,070	$797
Hawker Beechcraft Acquisition LLC PIK
8.875%, 04/01/15	2,955	916
Indalex Holding, Ser B
11.500%, 02/01/14 (D)	401	20
Iron Mountain
8.750%, 07/15/18	1,560	1,517
8.625%, 04/01/13	875	875
8.000%, 06/15/20	1,235	1,142
J.B. Poindexter
8.750%, 03/15/14	325	224
Kansas City Southern de Mexico
12.500%, 04/01/16 (A)	445	418
9.375%, 05/01/12	460	413
L-3 Communications
7.625%, 06/15/12	1,000	999
5.875%, 01/15/15	2,587	2,302
L-3 Communications, Ser B
6.375%, 10/15/15	2,911	2,649
Language Line
11.125%, 06/15/12	1,875	1,744
Mobile Mini
6.875%, 05/01/15	1,215	993
Mobile Services Group
9.750%, 08/01/14	425	396
Moog
7.250%, 06/15/18 (A)	420	395
Nebraska Book
8.625%, 03/15/12	250	180
Noble Group
6.625%, 03/17/15 (A)	475	404
NXP BV
10.000%, 07/15/13 (A)	598	425
Owens-Brockway Glass Container
7.375%, 05/15/16 (A)	240	232
Park-Ohio Industries
8.375%, 11/15/14	775	342
Penhall International
12.000%, 08/01/14 (A)	750	262
Plastipak Holdings
8.500%, 12/15/15 (A)	435	372
Pregis
12.375%, 10/15/13	170	108
Quality Distribution LLC
9.000%, 11/15/10	800	400
RBS Global
9.500%, 08/01/14 (A)	2,627	2,194
RBS Global & Rexnord
11.750%, 08/01/16 (B)	960	605
8.875%, 09/01/16	450	326
Saint Acquisition
12.500%, 05/15/17 (A)	50	23
Sequa
11.750%, 12/01/15 (A)	1,050	467

SEI Institutional Investments Trust / Annual Report / May 31, 2009	187

SCHEDULE OF INVESTMENTS

High Yield Bond Fund (Continued)

May 31, 2009

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

SPX
7.625%, 12/15/14	$1,330	$1,290
Stallion Oilfield Services
9.750%, 02/01/15 (A)	1,144	269
Terex
10.875%, 06/01/16	1,000	976
8.000%, 11/15/17 (B)	8,990	7,282
Thermadyne Holdings
9.250%, 02/01/14	1,040	686
Titan International
8.000%, 01/15/12	3,360	2,890
TransDigm
7.750%, 07/15/14	1,475	1,423
Tyco Electronics Group
6.000%, 10/01/12	3,191	3,119
United Air Lines
9.125%, 01/15/12 (D) (F)	625	—
United Air Lines, Ser A
10.670%, 05/01/04 (D) (F)	325	—
USG
9.250%, 01/15/18	850	669
Vought Aircraft Industries
8.000%, 07/15/11	3,000	1,470

		78,609

Information Technology — 3.7%
Activant Solutions
9.500%, 05/01/16	1,900	1,392
Advanced Micro Devices
7.750%, 11/01/12 (B)	2,415	1,606
Amkor Technology
9.250%, 06/01/16 (B)	1,000	892
7.750%, 05/15/13	1,695	1,517
7.125%, 03/15/11	2,000	1,950
Avago Technologies Finance Pte
10.125%, 12/01/13	670	644
Celestica
7.875%, 07/01/11	470	471
7.625%, 07/01/13	825	804
Compagnie Generale de Geophysique
7.750%, 05/15/17	1,010	889
7.500%, 05/15/15	1,339	1,225
Compucom Systems
12.500%, 10/01/15 (A)	1,610	1,240
First Data
9.875%, 09/24/15 (B)	6,033	4,102
Flextronics International
6.250%, 11/15/14 (B)	3,785	3,388
Freescale Semiconductor PIK
9.125%, 12/15/14	2,125	584
Freescale Semiconductor
8.875%, 12/15/14	2,025	911
Lender Processing Services
8.125%, 07/01/16	650	640

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

National Semiconductor
6.600%, 06/15/17	$485	$410
NXP Funding LLC
7.875%, 10/15/14 (B)	2,415	857
Open Solutions
9.750%, 02/01/15 (A)	4,820	1,253
Sanmina-SCI
8.125%, 03/01/16	930	521
4.070%, 06/15/09 (A) (B) (C)	1,250	944
4.070%, 06/15/09 (A) (C)	2,380	2,273
Seitel
9.750%, 02/15/14	2,200	1,095
Sensata Technologies
8.000%, 05/01/14	1,725	794
Smart Modular
6.708%, 07/01/09 (C)	4,960	4,315
Spansion
5.935%, 06/01/13 (A) (D)	550	347
Sungard Data Systems
10.625%, 05/15/15 (A)	1,350	1,306
10.250%, 08/15/15 (B)	7,602	6,899
9.125%, 08/15/13	2,687	2,586

		45,855

Materials — 8.6%
AK Steel
7.750%, 06/15/12 (B)	3,900	3,666
Appleton Papers, Ser B
9.750%, 06/15/14	650	221
ArcelorMittal
9.850%, 06/01/19	210	216
9.000%, 02/15/15 (B)	1,050	1,094
Arch Western Finance LLC
6.750%, 07/01/13	6,960	6,334
Ashland
9.125%, 06/01/17 (A)	2,230	2,263
California Steel Industries
6.125%, 03/15/14	275	223
Catalyst Paper
7.375%, 03/01/14	338	145
Catalyst Paper, Ser D
8.625%, 06/15/11	1,545	900
Crown Americas
7.750%, 11/15/15 (B)	960	936
Domtar
9.500%, 08/01/16	250	210
7.875%, 10/15/11	18	16
7.125%, 08/15/15 (B)	1,075	892
5.375%, 12/01/13	1,000	825
Dow Chemical
8.550%, 05/15/19	3,205	3,205
Evraz Group
9.500%, 04/24/18 (A)	700	508
8.875%, 04/24/13 (A)	525	417

188	SEI Institutional Investments Trust / Annual Report / May 31, 2009

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

FMG Finance
10.625%, 09/01/16 (A) (B)	$2,075	$1,842
Freeport-McMoRan Copper & Gold
8.375%, 04/01/17 (B)	8,955	8,888
8.250%, 04/01/15	1,740	1,740
4.995%, 10/01/09 (C)	1,200	1,080
Georgia-Pacific
8.125%, 05/15/11	650	653
8.000%, 01/15/24	1,850	1,573
7.700%, 06/15/15	1,575	1,469
7.125%, 01/15/17 (A) (B)	2,070	1,946
7.000%, 01/15/15 (A) (B)	3,280	3,100
Georgia-Pacific LLC
9.500%, 12/01/11	135	139
8.250%, 05/01/16 (A)	2,283	2,249
Graham Packaging
9.875%, 10/15/14 (B)	4,725	4,205
Hexion US Fin/Nova Scotia
9.750%, 11/15/14	4,100	1,763
5.383%, 08/15/09 (B) (C)	750	270
Huntsman International LLC
7.875%, 11/15/14 (B)	1,875	1,284
7.375%, 01/01/15	1,140	765
Huntsman LLC
11.625%, 10/15/10	255	259
11.500%, 07/15/12	2,535	2,408
INEOS Group Holdings PLC
8.500%, 02/15/16 (A)	1,895	587
Innophos
8.875%, 08/15/14	1,535	1,378
Innophos Holdings
9.500%, 04/15/12 (A)	700	581
International Paper
7.950%, 06/15/18	2,138	2,013
Intertape Polymer
8.500%, 08/01/14	935	416
MacDermid
9.500%, 04/15/17 (A)	2,340	1,427
Methanex
6.000%, 08/15/15	175	126
Millennium America
7.625%, 11/15/26 (D)	200	13
Mosaic
7.625%, 12/01/16 (A)	2,750	2,736
Nalco
8.875%, 11/15/13	1,205	1,211
8.250%, 05/15/17 (A)	2,665	2,678
Neenah
9.500%, 01/01/17	500	155
Newark Group
9.750%, 03/15/14	800	8
NewPage
10.000%, 05/01/12	775	434
Noranda Aluminium Acquisition
5.413%, 11/15/09 (C)	3,201	1,696

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Noranda Aluminium Holding
7.163%, 11/16/09 (C)	$30	$11
Novelis
7.250%, 02/15/15	1,400	921
Owens-Brockway Glass Container
6.750%, 12/01/14	605	573
P.H. Glatfelter
7.125%, 05/01/16	1,075	984
Packaging Dynamics Finance
10.000%, 05/01/16 (A)	2,565	859
PolyOne
8.875%, 05/01/12 (B)	3,580	2,408
Reichhold Industries
9.000%, 08/15/14 (A)	2,716	788
Rio Tinto Finance USA
9.000%, 05/01/19	400	429
8.950%, 05/01/14	800	860
Rock-Tenn
9.250%, 03/15/16 (A)	160	162
9.250%, 03/15/16 (B)	665	675
5.625%, 03/15/13	2,200	1,936
Rockwood Specialties Group
7.500%, 11/15/14	750	712
Ryerson
12.000%, 11/01/15	1,105	751
8.403%, 08/01/09 (C)	150	83
Sappi Papier Holding
6.750%, 06/15/12 (A)	1,020	634
Solo Cup
8.500%, 02/15/14	615	492
Solutia
7.501%, 12/31/99 (B)	455	1
Steel Capital for OAO Severstal
9.750%, 07/29/13 (A)	380	310
Steel Dynamics
7.750%, 04/15/16 (A) (B)	3,035	2,587
7.375%, 11/01/12 (B)	1,500	1,380
6.750%, 04/01/15	500	426
Stone Container
8.375%, 07/01/12 (D)	2,800	882
Teck Resources
10.750%, 05/15/19 (A) (B)	2,540	2,613
10.250%, 05/15/16 (A)	2,715	2,749
Terra Capital, Ser B
7.000%, 02/01/17	1,265	1,183
U.S. Steel
7.000%, 02/01/18 (B)	1,480	1,231
6.650%, 06/01/37	640	467
6.050%, 06/01/17	1,040	790
Vedanta Resources
9.500%, 07/18/18 (A)	2,470	2,149
Verso Paper Holdings LLC
11.500%, 07/01/14 (A)	1,460	1,343
9.125%, 08/01/14	1,820	1,083

SEI Institutional Investments Trust / Annual Report / May 31, 2009	189

SCHEDULE OF INVESTMENTS

High Yield Bond Fund (Continued)

May 31, 2009

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Verso Paper Holdings LLC, Ser B
11.375%, 08/01/16	$325	$133
Vitro
9.125%, 02/01/17 (D)	3,915	1,297

		107,065

Telecommunication Services — 13.8%
Affinion Group
10.125%, 10/15/13	1,500	1,410
American Tower
7.125%, 10/15/12 (B)	970	977
CC Holdings GS V LLC
7.750%, 05/01/17 (A)	1,250	1,231
CCH II LLC
10.250%, 10/01/13 (A) (D)	1,251	1,157
Cengage Learning Acquisitions
10.500%, 01/15/15 (A)	220	172
Centennial Communications
8.125%, 02/01/14	175	180
Charter Communications Operating LLC
10.375%, 04/30/14 (A) (D)	845	803
Cincinnati Bell
7.250%, 07/15/13 (B)	2,100	1,990
7.000%, 02/15/15	970	890
Citizens Communications
7.125%, 03/15/19	2,085	1,840
Cleveland Unlimited
11.500%, 06/15/09 (A) (C)	3,460	3,252
Cricket Communications
10.000%, 07/15/15 (A)	825	833
7.750%, 05/15/16 (A)	565	546
Cricket Communications I
9.375%, 11/01/14 (B)	7,892	7,853
Crown Castle International
9.000%, 01/15/15 (B)	3,630	3,666
CSC Holdings
8.625%, 02/15/19 (A)	2,890	2,836
8.500%, 04/15/14 (A) (B)	2,343	2,331
8.500%, 06/15/15 (A) (B)	899	886
6.750%, 04/15/12 (B)	245	236
Dex Media West LLC
8.500%, 08/15/10 (D)	100	74
Digicel Group
9.250%, 09/01/12 (A)	1,885	1,800
9.125%, 01/15/15 (A) (B)	819	631
8.875%, 01/15/15 (A) (B)	4,875	3,900
DirecTV Holdings LLC
7.625%, 05/15/16	2,760	2,670
DISH DBS
7.750%, 05/31/15	4,680	4,423
6.375%, 10/01/11	1,235	1,193
Fairpoint Communications
13.125%, 04/01/18	2,155	738

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Frontier Communications
9.250%, 05/15/11	$150	$156
8.250%, 05/01/14	50	49
6.625%, 03/15/15	1,175	1,072
6.250%, 01/15/13	545	510
GC Impsat Holdings I
9.875%, 02/15/17 (A)	2,442	2,076
GCI
7.250%, 02/15/14	1,450	1,314
Hughes Network Systems LLC
9.500%, 04/15/14	1,315	1,269
Inmarsat Finance II
10.375%, 11/15/12	1,370	1,415
Intelsat
9.250%, 08/15/14 (A)	375	362
9.250%, 06/15/16 (A)	850	816
Intelsat Bermuda
11.250%, 06/15/16 (B)	5,290	5,422
Intelsat Jackson Holdings
9.500%, 06/15/16 (A) (B)	2,100	2,089
Intelsat Subsidiary Holding
8.875%, 01/15/15 (A)	6,275	6,170
8.500%, 01/15/13 (A)	2,450	2,401
iPCS
3.153%, 08/03/09 (C)	1,180	977
iPCS PIK
5.028%, 08/01/09 (C)	2,890	2,095
Lamar Media
9.750%, 04/01/14 (A)	500	515
6.625%, 08/15/15	475	385
LBI Media
11.000%, 10/15/13	500	156
Level 3 Financing
12.250%, 03/15/13	965	883
8.750%, 02/15/17	1,225	862
5.474%, 02/15/15 (C)	100	62
Liberty Media LLC
8.250%, 02/01/30	2,100	1,407
Lucent Technologies
6.450%, 03/15/29	1,280	730
MetroPCS Wireless
9.250%, 11/01/14 (B)	7,145	7,172
9.250%, 11/01/14 (A)	1,150	1,150
Nextel Communications
7.375%, 08/01/15	1,535	1,216
6.875%, 10/31/13	600	500
Nielsen Finance LLC
12.500%, 08/01/16 (E)	1,650	1,056
11.625%, 02/01/14 (A)	1,125	1,114
11.500%, 05/01/16 (A)	40	38
10.000%, 08/01/14	1,765	1,681
Nordic Telephone Holdings
8.875%, 05/01/16 (A)	5,150	5,150

190	SEI Institutional Investments Trust / Annual Report / May 31, 2009

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Nortel Networks
10.750%, 07/15/16 (A) (D)	$725	$228
10.125%, 07/15/13 (D)	625	194
9.002%, 07/15/11 (D)	475	142
Orascom Telecom Finance
7.875%, 02/08/14 (A) (B)	2,000	1,640
PAETEC Holding
9.500%, 07/15/15 (B)	2,831	2,562
Quebecor Media
7.750%, 03/15/16	5,650	5,014
Qwest
8.375%, 05/01/16 (A)	770	757
7.875%, 09/01/11	3,296	3,284
7.500%, 10/01/14	1,360	1,299
7.250%, 09/15/25	375	285
7.250%, 10/15/35	1,200	852
6.875%, 09/15/33	275	193
Qwest Communications International
7.250%, 02/15/11	2,265	2,208
Qwest Communications International, Ser B
7.500%, 02/15/14 (B)	1,125	1,035
Rainbow National Services LLC
10.375%, 09/01/14 (A)	505	521
8.750%, 09/01/12 (A)	1,025	1,037
RH Donnelley
11.750%, 05/15/15 (A) (B) (D)	1,235	565
Sprint Capital
8.750%, 03/15/32	950	750
8.375%, 03/15/12	495	490
6.900%, 05/01/19 (B)	5,710	4,625
Sprint Nextel
6.000%, 12/01/16 (B)	3,225	2,621
Telcordia Technologies
10.000%, 03/15/13 (A)	1,745	1,099
4.881%, 07/15/09 (A) (C)	2,750	2,062
Telesat Canada
12.500%, 11/01/17 (A)	810	713
11.000%, 11/01/15 (A)	745	723
Time Warner Telecom Holdings
9.250%, 02/15/14	1,220	1,223
UPC Holding BV
9.875%, 04/15/18 (A)	2,085	2,012
Videotron Ltee
9.125%, 04/15/18	1,245	1,289
6.375%, 12/15/15	860	778
VIP Finance Ireland for Vimpel Communications
9.125%, 04/30/18 (A)	1,455	1,211
Virgin Media Finance
9.500%, 08/15/16	1,460	1,395
8.750%, 04/15/14	1,890	1,824
Visant Holding
10.250%, 12/01/13	5,780	5,693

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

8.750%, 12/01/13	$1,525	$1,475
Vitamin Shoppe Industries
8.383%, 08/15/09 (C)	3,025	2,806
West
11.000%, 10/15/16	950	807
9.500%, 10/15/14 (B)	2,859	2,573
Wind Acquisition Finance
10.750%, 12/01/15 (A)	4,090	4,294
Windstream
8.625%, 08/01/16	4,700	4,641
8.125%, 08/01/13	2,905	2,858

		170,566

Utilities — 3.5%
AES
9.750%, 04/15/16 (A)	2,125	2,135
8.750%, 05/15/13 (A)	141	143
8.000%, 10/15/17 (B)	1,885	1,762
8.000%, 06/01/20	1,660	1,461
Calpine Construction Finance and CCFC Finance
8.000%, 06/01/16 (A)	965	918
Calpine Generating LLC
14.320%, 04/01/11 (C) (D)	1,500	128
CMS Energy
8.500%, 04/15/11	675	682
Edison Mission Energy
7.500%, 06/15/13	2,525	2,127
7.200%, 05/15/19	550	372
7.000%, 05/15/17 (B)	3,230	2,342
Elwood Energy LLC
8.159%, 07/05/26	1,041	846
Energy Future Holdings
11.250%, 11/01/17	1,002	523
10.875%, 11/01/17 (B)	4,100	2,911
Ipalco Enterprises
8.625%, 11/14/11	450	452
7.250%, 04/01/16 (A)	275	264
KCP&L Greater Missouri Operations
11.875%, 07/01/12	450	482
Mirant Americas Generation LLC
8.500%, 10/01/21	2,883	2,393
Mirant Mid Atlantic Pass Through Trust A
8.625%, 06/30/12	535	525
Mirant North America LLC
7.375%, 12/31/13 (B)	2,910	2,786
NRG Energy
7.375%, 02/01/16 (B)	2,540	2,391
7.375%, 01/15/17	3,720	3,497
7.250%, 02/01/14 (B)	3,560	3,408
Orion Power Holdings
12.000%, 05/01/10 (B)	930	960

SEI Institutional Investments Trust / Annual Report / May 31, 2009	191

SCHEDULE OF INVESTMENTS

High Yield Bond Fund (Continued)

May 31, 2009

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Public Service of New Mexico
7.950%, 05/15/18	$2,800	$2,797
RRI Energy
6.750%, 12/15/14	730	703
Sierra Pacific Resources
7.803%, 06/15/12	975	974
Tenaska Alabama Partners
7.000%, 06/30/21 (A)	282	229
Texas Competitive Electric Holdings LLC
10.250%, 11/01/15 (B)	6,875	4,073
10.250%, 11/01/15	1,855	1,099
TXU
6.500%, 11/15/24	310	127
TXU, Ser R
6.550%, 11/15/34	310	122

		43,632

Total Corporate Obligations (Cost $1,136,666) ($ Thousands)		1,035,861

LOAN PARTICIPATIONS — 10.5%
Advanstar Communicaitons, 2nd Lien
6.220%, 11/30/14	1,250	169
Aeroflex, Ser B-1
4.101%, 08/16/14	2,389	1,636
Affinion Group Holdings
8.522%, 03/01/12 (C)	500	225
Affinion Holding PIK
8.522%, 03/01/12 (C)	3,200	1,440
Affinion Holding
8.522%, 03/01/12 (C)	1,000	450
2.809%, 10/17/12	2,476	2,278
Alliant Insurance Services, Ser B
4.232%, 08/21/14	1,231	1,047
Allison Transmission
3.148%, 08/07/14 (C)	600	464
Aspect Software, Ser A-1
4.250%, 07/11/11	1,309	943
Asurion
6.882%, 07/02/15 (C)	1,200	978
Asurion, 2nd Lien
6.882%, 07/07/15 (C)	2,250	1,833
Asurion, Ser B
3.699%, 07/03/14	1,000	900
3.653%, 07/03/14 (C)	1,200	1,080
3.536%, 07/03/14 (C)	650	585
BOC Edwards, 1st Lien
2.518%, 05/31/14	816	505
Boise Paper
9.250%, 02/22/15	900	571
Boston Generating, 1st Lien
7.518%, 12/20/16	163	6
Boston Generating, 2nd Lien
4.569%, 06/20/14	650	119

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Burlington Coat Factory, Ser B
8.859%, 05/28/13	$3,150	$2,196
Calpine
4.095%, 03/29/14 (C)	1,995	1,734
Calpine, Ser T-1
7.562%, 03/29/14	645	561
Cebridge, 2nd Lien
6.411%, 05/05/14	1,544	1,291
Cengage Learning Holdco
0.000%, 06/28/14	1,000	777
Central Parking
2.563%, 05/22/14 (C)	1,723	1,173
0.410%, 05/22/14 (C)	114	80
Central Parking Line of Credit (Synthetic)
0.410%, 05/22/14 (C)	503	355
Century Cable Bank, Ser B
10.250%, 06/30/09 (F)	3	—
Charter, Ser B
4.022%, 03/06/14	1,739	1,496
CHS
4.438%, 07/02/14 (C)	34	30
2.923%, 07/02/14 (C)	2	2
Claire’s Stores
22.226%, 05/27/14	1,775	1,012
Cooper Standard
3.750%, 02/28/10	2,661	1,157
DAE Aviation Holdings, Ser B
4.920%, 09/27/14 (C)	272	192
4.644%, 09/27/14	277	195
Delta, 2nd Lien
3.664%, 04/30/14	221	142
Dex Media, Ser B
7.000%, 10/24/14 (C) (D)	2,100	1,714
Dresser Rand, 2nd Lien
6.085%, 05/04/15	2,390	1,458
Femo, Ser B
12.246%, 12/28/15	2,582	1,596
Femo, Ser C
12.289%, 12/27/15	1,318	814
First Data, Ser B-1
3.069%, 09/24/14	111	82
3.059%, 09/24/14	4,505	3,332
First Data, Ser B-3
3.059%, 09/24/14	266	196
Flextronics International
3.458%, 10/01/12	1,496	1,287
Flextronics International, Ser A
2.569%, 10/01/14	1,200	957
Flextronics International, Ser A-2
2.569%, 10/01/14	490	391
Flextronics International, Ser A-3
2.569%, 10/01/14	572	456
Ford Motor
14.572%, 12/14/11	1,250	834

192	SEI Institutional Investments Trust / Annual Report / May 31, 2009

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

14.184%, 12/15/13	$600	$429
3.680%, 12/16/13 (C)	2,558	1,828
3.646%, 12/16/13 (C)	580	414
Freescale Semiconductor Incremental
20.191%, 12/15/14	334	239
12.500%, 12/15/14	1,842	1,315
6.621%, 12/15/14	900	671
6.207%, 12/15/14	330	236
General Motors
8.000%, 12/15/13 (C) (D)	3,793	3,592
Georgia Pacific
2.653%, 02/14/13	306	283
2.521%, 12/20/10	62	59
Greektown Casino
7.750%, 12/03/12	475	180
7.000%, 12/03/12	250	95
Green Valley Ranch Gaming, 2nd Lien
3.599%, 08/06/14	2,000	220
Guitar Center
8.156%, 10/09/13	579	402
7.377%, 10/09/13	583	405
Harrah’s Operating
3.823%, 01/28/15	1,990	1,521
HCA
3.470%, 11/18/13 (C)	1,712	1,526
Hexion Specialty Chemicals, Ser C1
3.500%, 05/05/13 (C)	1,066	633
Hexion Specialty Chemicals, Ser C2
3.500%, 05/05/13 (C)	120	71
HUB International Holdings, Ser B
3.720%, 06/13/14 (C)	2,711	2,249
HUB International Holdings, Delayed Draw
3.720%, 06/13/14 (C)	609	506
Iasis Healthcare
6.289%, 06/13/14	2,364	1,726
INEOS Group Holdings PLC
8.001%, 12/13/14	1,985	1,266
7.501%, 12/14/13	1,985	1,262
Ineos Holdings, Ser B
10.292%, 12/16/13 (C)	288	183
10.105%, 12/16/13	250	159
9.551%, 12/16/13 (C)	350	223
8.312%, 12/16/13 (C)	900	572
Ineos Holdings, Ser C
8.308%, 12/16/14 (C)	288	184
8.157%, 12/16/14	250	160
7.712%, 12/16/14 (C)	350	223
6.715%, 12/16/14 (C)	900	574
Infor Global Solutions, Ser B
11.748%, 07/30/12	336	252
10.770%, 07/30/12	293	220
10.057%, 07/30/12	1,250	937
Intelsat Bermuda
2.901%, 02/01/14 (C)	2,400	1,800

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

JG Wentworth, 1st Lien
3.470%, 04/04/14	$975	$84
KAR Holding
3.220%, 10/21/13	1,172	1,007
La Paloma
8.020%, 08/16/12	379	308
Landry’s, Ser B
9.500%, 05/13/11	848	831
Language Line, Ser B
4.470%, 05/14/11 (C)	450	396
Las Vegas Sands LLC, Ser B
0.000%, 05/17/14 (C)	1,010	728
Lyondell Bank
13.000%, 12/15/09	1,673	1,717
Lyondell Chemical
5.940%, 12/15/09	3,359	1,989
5.750%, 04/30/14 (C) (D)	423	177
Lyondell Chemical, Ser A
5.750%, 12/20/13 (C) (D)	824	344
Lyondell Chemical, Ser B-1
7.000%, 12/20/14	1,406	589
Lyondell Chemical, Ser B-2
7.000%, 12/22/13 (C) (D)	1,406	589
Lyondell Chemical, Ser B-3
7.000%, 12/20/14 (C) (D)	1,406	589
Lyondell Dutch Revolving Credit
5.750%, 12/20/13 (C) (D)	95	40
Lyondell Dutch, Ser A
5.750%, 12/20/13 (C) (D)	266	111
Lyondell German Holdings, Ser B1
6.000%, 12/22/14	324	136
Lyondell German Holdings, Ser B2
6.000%, 12/22/14	324	136
Lyondell German Holdings, Ser B3
6.000%, 12/22/14 (C) (D)	324	136
McKechnie Aerospace
5.520%, 05/11/15	700	339
2.520%, 05/11/14	224	185
McKechnie Aerospace, 1st Lien
2.520%, 05/11/14	375	310
Metroflag, 2nd Lien
14.000%, 01/06/09	325	16
Murray Bank, 2nd Lien
8.875%, 01/31/11	1,877	1,652
NEFF
4.820%, 05/31/13	810	243
Neiman-Marcus Group
2.945%, 04/26/13	1,630	1,173
New World Gaming
6.935%, 05/18/15	1,300	197
News Day
9.750%, 08/01/13	975	936
Northwest Airlines
2.570%, 08/21/13 (C)	610	567

SEI Institutional Investments Trust / Annual Report / May 31, 2009	193

SCHEDULE OF INVESTMENTS

High Yield Bond Fund (Continued)

May 31, 2009

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

NRG Energy, Ser B
2.720%, 06/02/13 (C)	$2,477	$2,289
Nuveen Investments
10.492%, 11/09/14	1,410	1,005
Orbitz Worldwide
6.572%, 07/01/14 (C)	18	11
4.220%, 07/01/14 (C)	19	12
4.077%, 07/01/14	59	36
3.965%, 07/01/14 (C)	134	82
3.964%, 07/01/14 (C)	50	31
3.146%, 07/01/14 (C)	9	6
OSI Restaurant
6.877%, 06/14/14	423	314
Penhall
9.995%, 04/01/12	760	152
Proquest, 2nd Lien
6.073%, 02/09/15	1,200	1,008
Quicksilver Resources
5.146%, 08/08/13 (C)	1,400	1,368
Rent Center, Ser B
4.809%, 06/30/12	1,491	1,401
Rexnord
8.261%, 03/01/13	1,919	480
Reynolds & Reynolds
2.319%, 10/26/12 (C)	1,982	1,381
Reynolds & Reynolds, 3rd Lien
7.819%, 04/01/14 (C)	3,750	1,067
7.819%, 04/26/14 (C)	800	227
RH Donnelley, Ser D
6.750%, 06/30/11 (C) (D)	1,596	1,300
Royalty Pharma
7.750%, 05/15/15	1,250	1,044
Sabre Holding, Ser B
8.739%, 09/29/14	2,000	1,379
Sbarro
4.928%, 01/29/14	500	372
0.000%, 01/29/14	925	689
Sensata Technologies
2.803%, 04/27/13	3,685	2,562
Servicemaster
3.090%, 10/17/14	1,500	1,151
Shexion, Ser C1
3.500%, 05/05/13	1,820	1,080
Shexion, Ser C2
3.500%, 05/05/13	400	237
Simmons Bedding
10.500%, 12/19/11	1,155	976
Simmons Holdco
8.224%, 02/15/12	2,403	25
Simmons Holdco, Unsecured
8.224%, 02/15/12	419	4
Sorenson Communications, 2nd Lien
7.427%, 02/16/14 (C)	4,450	3,701
Stallion Oilfield Service
16.065%, 06/12/13	1,081	670

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Talecris Biotherapeutics
7.740%, 12/06/14 (C)	$1,325	$1,149
TD Ameritrade Holding, Ser A
1.590%, 12/31/11	1,700	1,555
Texas Competitive Electric Holdings
3.969%, 10/10/14	2,456	1,696
3.882%, 10/10/14 (C)	2,520	1,733
3.881%, 10/10/14 (C)	1,110	766
3.646%, 10/10/14 (C)	1,995	1,377
Texas Competitive Electric Holdings, Ser B
3.927%, 10/10/14	11	8
Texas Competitive Electric Holdings, Ser B-2
3.881%, 10/10/14 (C)	473	326
Texas Competitive Electric Holdings, Ser B3
3.970%, 10/10/14	273	187
3.970%, 10/27/14	510	349
Town Sports International
2.250%, 02/27/14	271	181
Toys R US - Delaware, Ser B
4.566%, 07/19/12 (C)	1,615	1,320
Tribune
6.500%, 06/04/14	945	286
5.250%, 06/04/14	200	61
Univision Communications, Ser B
2.678%, 09/29/14 (C)	1,640	1,130
Venoco
4.375%, 05/07/14	396	276
Verint Systems, Ser T-1
3.590%, 05/25/14 (C)	2,510	1,908
Vsterwire
9.328%, 07/03/12	1,500	1,093
Western Refining
8.250%, 05/30/14	2,945	2,741
Wind Acquisition Holdings
8.357%, 12/12/11	2,916	2,474
8.357%, 12/21/11	1,260	1,069

Total Loan Participations (Cost $153,376) ($ Thousands)		130,624

COLLATERALIZED DEBT OBLIGATION — 2.7%

Other Asset-Backed Securities — 2.7%
ACAS Business Loan Trust, Ser 2007-2A, Cl A
1.254%, 11/18/09 (A) (C)	6,586	3,886
ACAS CLO, Ser 2007-1A, Cl A1J
1.417%, 07/20/09 (A) (C)	3,800	1,064
Ares IIIR CLO, Ser 2007-3RA, Cl SUB
0.000%, 04/16/21 (A)	5,000	100
Ares VR CLO, Ser 2006-5RA, Cl SUB
0.000%, 02/24/18 (A)	3,500	9

194	SEI Institutional Investments Trust / Annual Report / May 31, 2009

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Ares XI CLO, Ser 2007-11A, Cl SUB
0.000%, 10/11/21 (A)	$3	$78
Babson CLO, Ser 2004-II, Cl SUB
0.000%, 11/15/16 (A)	18	18
Babson CLO, Ser 2007-2A, Cl A1
1.351%, 07/15/09 (A) (C)	4,000	2,798
Babson CLO, Ser 2007-2A, Cl D
2.831%, 07/15/09 (A) (C)	1,057	11
Babson CLO, Ser 2007-2A, Cl INC
0.000%, 07/15/09 (A) (C)	2,700	34
Babson CLO, Ser 2007-2A, Cl A2B
1.431%, 07/15/09 (A) (C)	1,700	646
Ballyrock CDO, Ser 2005-3A, Cl B
1.472%, 07/27/09 (A) (C)	1,375	289
Battalion CLO, Ser 2007-1, Cl 1A
0.000%, 07/14/22 (A)	18	35
Battalion CLO, Ser 2007-1A, Cl E
5.389%, 07/14/09 (A) (C)	2,550	153
Capitalsource Advisors CLO, Ser 2006-1A, Cl SUB
0.000%, 08/27/20 (A)	2,900	—
Carlyle High Yield Partners CLO, Ser 2006-8A, Cl N
0.000%, 05/21/21	3,000	—
Cent CDO, Ser 2007-14A, Cl B
1.491%, 07/15/09 (A) (C)	4,410	1,877
CIFC Funding , Ser 2007-IV
0.000%, 12/19/07	3,900	468
CIFC Funding, Ser 2006-1BA, Cl A3L
2.057%, 06/22/09 (A) (C)	3,525	276
CIFC Funding, Ser 2006-1BA, Cl A2L
1.647%, 06/22/09 (A) (C)	6,000	1,003
CIFC Funding, Ser 2006-I
0.000%, 10/20/20 (A) (C)	2,000	40
CIFC Funding, Ser 2006-II
0.000%, 03/01/21 (A) (C)	3,000	60
CIFC Funding, Ser 2007-1A, Cl A1LB
1.296%, 08/10/09 (A) (C)	3,250	578
CIFC Funding, Ser 2007-2A, Cl SUB
0.000%, 04/15/21 (A)	2,500	100
CIFC Funding, Ser 2007-3A, Cl B
2.342%, 07/27/09 (A) (C)	2,700	239
CIT CLO, Ser 2007-1A, Cl D
3.288%, 06/22/09 (A) (C)	3,000	240
CIT CLO, Ser 2007-1A, Cl E
6.288%, 06/22/09 (C)	2,200	154
Commercial Industrial Finance, Ser 2006-2A, Cl A1L
1.521%, 03/01/21 (A) (C)	8,500	5,100
Connecticut Valley Structured Credit CDO, Ser 2006-3A
0.000%, 03/23/23 (A)	1,200	3
Copper River CLO, Ser 2006-1A, Cl INC
0.000%, 07/20/09 (A) (C)	3,000	165

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

De Meer Middle Market CLO, Ser 2006-1A, Cl INC
0.000%, 10/20/18 (A)	$3,167	$190
De Meer Middle Market CLO, Ser 2006-1A, Cl B
1.507%, 07/20/09 (A) (C)	1,200	450
Denali Capital CLO VII, Ser 2007-1A, Cl INC
0.000%, 01/22/22 (A)	4,500	225
Duane Street CLO, Ser 2007-5A, Cl SN
0.000%, 10/14/21 (A)	3,500	35
Gale Force CLO, Ser 2005-1A, Cl COM1
1.010%, 11/15/17 (A)	6,573	460
Gale Force CLO, Ser 2007-4A, Cl INC
0.785%, 08/20/09 (C)	60	420
Gale Force CLO, Ser 2007-4A, Cl E
7.185%, 08/20/09 (C)	4,200	273
Gleneagles CLO, Ser AI
0.000%, 08/01/09 (C)	6	60
GoldenTree Loan Opportunities III, Ser 2007-3A, Cl SUB
0.000%, 05/01/22 (A)	3,100	248
Greenbriar CLO, Ser 2007-1A, Cl D
3.778%, 08/03/09 (A) (C)	4,644	46
GSC Partners CDO Fund, Ser 2004-5A, Cl A2
1.435%, 08/20/09 (A) (C)	3,300	858
Hamlet, Ser 2005-2A, Cl A2B
1.286%, 08/11/09 (A) (C)	2,800	896
Harch CLO, Ser 2005-2A, Cl C
1.901%, 07/22/09 (A) (C)	1,650	83
Harch CLO, Ser 2007-1A, Cl C
1.804%, 07/29/09 (A) (C)	2,750	138
ING Investment Management I CLO
0.000%, 12/01/17 (A) (C)	2	20
ING Investment Management II CLO
0.000%, 08/01/20 (A) (C)	5	48
Lafayette Square CDO, Ser 2005-1A, Cl A2
1.283%, 08/17/09 (A) (C)	3,575	1,108
Landmark CDO, Ser 2002-2A, Cl A
1.741%, 09/01/09 (A) (C)	3,392	2,849
Lightpoint CLO, Ser 2006-4A, Cl INC
0.000%, 04/15/18 (A)	2,000	40
Marathon CLO, Ser 2005-2A, Cl B
2.088%, 06/22/09 (A) (C)	1,300	39
Marathon CLO, Ser 2005-2A, Cl INC
0.000%, 12/20/19 (A)	1,500	—
Marlborough Street CLO, Ser 2007-1A, Cl INC
0.000%, 04/18/19 (A)	2,300	23
Marlborough Street CLO, Ser 2007-1A, Cl A2B
1.457%, 07/20/09 (A) (C)	5,250	2,153

SEI Institutional Investments Trust / Annual Report / May 31, 2009	195

SCHEDULE OF INVESTMENTS

High Yield Bond Fund (Continued)

May 31, 2009

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

NOB Hill CLO, Ser 2007-1A, Cl C
2.177%, 06/22/09 (A) (C)	$2,767	$55
Peritus I CDO
0.000%, 12/19/07	3,000	30
Peritus I CDO, Ser 2005-1A, Cl C
9.000%, 05/24/15 (A)	10,361	311
Rockwall Investors CDO
0.000%, 08/01/21 (A) (C)	3,000	—
Sands Point Funding, Ser 2006-1A, Cl C
1.907%, 07/20/09 (A) (C)	2,580	310
Stanfield Daytona CLO
0.000%, 04/27/21	36	144
Stanfield Veyron CLO, Ser 2006-1A, Cl SUB
0.000%, 07/15/18	2,000	40
Tralee CDO, Ser 2007-1A, Cl SUB
0.000%, 04/16/22 (A)	2,500	—
Waterfront CLO, Ser 2007-1A, Cl A2
1.531%, 07/15/09 (A) (C)	6,600	2,640
Whitehorse CLO II
0.000%, 03/15/13 (A) (C)	35	70

Total Collateralized Debt Obligation (Cost $130,959) ($ Thousands)		33,686

CONVERTIBLE BONDS — 0.5%
ADC Telecommunications
3.500%, 07/15/15	870	548
Adelphia Recovery Trust, Ser ACE-1 (escrow security)
0.000%, 02/15/09	466	—
Advanced Micro Devices
5.750%, 08/15/12	700	435
Alcatel-Lucent USA
2.875%, 06/15/25	700	453
Flextronics CV to 64.4122
1.000%, 08/01/10	78	73
Ford CV to 108.6957
4.250%, 12/15/36	250	201
International Game Technology CV to 16.1875
2.600%, 12/15/36	1,728	1,746
Mirant CV to 14.7167
0.000%, 06/15/21	1,950	4
NII Holdings CV to 8.4517
3.125%, 06/15/12	525	393
Prologis CV to 13.1614
2.250%, 04/01/37	1,435	1,116
SanDisk
1.000%, 05/15/13	1,260	819

Total Convertible Bonds (Cost $5,627) ($ Thousands)		5,788

Description	Shares/Face Amount ($ Thousands)	Market Value ($ Thousands)

PREFERRED STOCK — 0.2%
Crown Castle International	18,175	$885
Dana, Ser B*	575	363
GMAC Preferred Blocker*	3	1,267

Total Preferred Stock (Cost $1,511) ($ Thousands)		2,515

GLOBAL BONDS — 0.1%
Mohawk Industries
6.625%, 01/15/16	$ 790	682
Wyndham Worldwide
6.000%, 12/01/16	870	652

Total Global Bonds (Cost $1,206) ($ Thousands)		1,334

COMMON STOCK — 0.1%
Armstrong World Industries*	6,237	112
Core-Mark Holding*	12,992	339
Dana Holdings*	67,821	89
Owens Corning*	9,946	139
Federal Mogul, Cl A*	32,619	326

Total Common Stock (Cost $2,844) ($ Thousands)		1,005

	Number of Warrants

WARRANT — 0.0%
Atrium, Expires 10/14/08* (B) (F)	691	—

Total Warrant (Cost $0) ($ Thousands)		—

AFFILIATED PARTNERSHIP — 16.5%
SEI Liquidity Fund, L.P., 0.820%**† (G)	208,078,978	204,720

Total Affiliated Partnership (Cost $208,079) ($ Thousands)		204,720

CASH EQUIVALENT — 3.7%
SEI Daily Income Trust, Prime Obligation Fund, Cl A, 0.260%**†	45,516,018	45,516

Total Cash Equivalent (Cost $45,516) ($ Thousands)		45,516

Total Investments — 117.9% (Cost $1,685,784)($ Thousands)		$1,461,049

Percentages	are based on a Net Assets of $1,239,271 ($ Thousands)

*	Non-income producing security.

**	The rate reported is the 7-day effective yield as of May 31, 2009

†	Investment in Affiliated Security (See Note 4).

‡	Real Estate Investment Trust

(A)	Securities sold within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may

196	SEI Institutional Investments Trust / Annual Report / May 31, 2009

be sold only to dealers in that program or other “accredited investors.” These securities have been determined to be liquid under guidelines established by the board of Trustees.

(B)	This security or a partial position of this security is on loan at May 31, 2009. The total value of securities on loan at May 31, 2009 was $196,431 ($ Thousands).

(C)	Variable Rate Security — The rate reported is the rate in effect as of May 31, 2009. The date reported is the next reset date.

(D)	Security in default on interest payments. Security is non-income producing.

(E)	Step Bonds — The rate reflected is the effective yield on May 31, 2009. The coupon on a step bond changes on a specified date.

(F)	Securities considered illiquid. The total value of such securities as of May 31, 2009 was $0 ($ Thousands) and represented 0.00% of Net Assets.

(G)	This security was purchased with cash collateral held from securities on loan (See Note 9). The total value of such securities as of May 31, 2009 was $204,720 ($ Thousands).

CDO — Collateralized Debt Obligation

Cl — Class

CLO — Collateralized Loan Obligation

CV — Convertible Security

LLC — Limited Liability Company

L.P. — Limited Partnership

MTN — Medium Term Note

PIK — Payment-in-Kind

PLC — Public Limited Company

Ser — Series

Amounts designated as “—” are $0 or have been rounded to $O

The accompanying notes are an integral part of the financial statements.

SEI Institutional Investments Trust / Annual Report / May 31, 2009	197

SCHEDULE OF INVESTMENTS

Long Duration Fund

May 31, 2009

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS — 52.9%

Consumer Discretionary — 2.0%
COX Communications
8.375%, 03/01/39 (A)	$5,975	$6,275
Time Warner Cable
8.750%, 02/14/19	9,070	10,419
8.250%, 04/01/19	6,000	6,722
Time Warner Entertainment
8.375%, 07/15/33	5,700	5,919

		29,335

Consumer Staples — 2.7%
Altria Group
10.200%, 02/06/39	10,950	12,515
9.250%, 08/06/19	6,000	6,638
Anheuser-Busch InBev Worldwide
6.875%, 11/15/19 (A)	17,800	18,004
General Mills
5.650%, 02/15/19	2,750	2,814

		39,971

Energy — 6.8%
CenterPoint Energy Resources
7.875%, 04/01/13	1,000	1,050
6.625%, 11/01/37	7,665	5,327
6.000%, 05/15/18	3,500	3,086
ConocoPhillips
6.500%, 02/01/39	8,375	8,655
5.750%, 02/01/19	8,233	8,466
Husky Energy
7.250%, 12/15/19	11,200	11,688
Marathon Oil
7.500%, 02/15/19	12,040	12,700
Talisman Energy
7.750%, 06/01/19	3,075	3,224

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Valero Energy
9.375%, 03/15/19	$4,000	$4,478
6.625%, 06/15/37	17,205	14,119
Williams
8.750%, 01/15/20 (A)	14,810	15,254
7.875%, 09/01/21	2,150	2,085
Williams, Ser A
7.500%, 01/15/31	2,000	1,690
XTO Energy
6.100%, 04/01/36	11,315	9,929

		101,751

Financials — 21.1%
American Express
8.125%, 05/20/19	8,860	8,887
BAC Capital Trust XV
1.468%, 09/01/09 (B)	8,000	3,227
Bank of America
8.000%, 12/29/49 (B)	2,700	2,113
7.625%, 06/01/19	5,000	5,057
5.750%, 12/01/17	5,750	5,136
5.650%, 05/01/18	19,650	17,584
Bank of America, Ser A
8.070%, 12/31/26 (A)	5,095	3,922
Bear Stearns
7.250%, 02/01/18	8,768	9,039
6.400%, 10/02/17	9,175	8,989
1.392%, 07/16/09 (B)	700	701
BRE Properties‡
5.500%, 03/15/17	750	598
Capital One Financial MTN
1.573%, 06/10/09 (B)	2,000	1,960
Cedar Brakes II LLC
9.875%, 09/01/13 (A)	1,325	1,353
Chase Capital II
1.528%, 08/03/09 (B)	4,984	2,419
Citigroup
8.500%, 05/22/19	7,600	7,869
6.875%, 03/05/38	13,090	11,519
6.125%, 05/15/18	6,500	5,799
5.875%, 05/29/37	4,761	3,821
4.125%, 02/22/10	4,494	4,492
Citigroup Capital XXI
8.300%, 12/21/57 (B)	2,515	2,239
Corestates Capital I
8.000%, 12/15/26 (A)	1,000	654
Credit Suisse NY
6.000%, 02/15/18	13,600	12,639
Deutsche Bank Capital Funding Trust
5.628%, 01/19/49 (A) (B)	3,195	2,063
ERP Operating‡
5.750%, 06/15/17	6,250	5,570
5.200%, 04/01/13	900	866

198	SEI Institutional Investments Trust / Annual Report / May 31, 2009

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Farmers Exchange Capital
7.050%, 07/15/28 (A)	$17,350	$11,106
Farmers Insurance Exchange
8.625%, 05/01/24 (A)	3,735	2,778
First Union Institutional Capital I
8.040%, 12/01/26	1,250	979
General Electric Capital
6.875%, 01/10/39	28,745	26,427
5.625%, 05/01/18	2,600	2,487
1.357%, 07/08/09 (B)	4,000	3,143
1.156%, 08/11/09 (B)	2,000	1,553
Goldman Sachs Group
7.500%, 02/15/19	21,940	23,086
6.150%, 04/01/18	1,400	1,352
1.187%, 08/06/09 (B)	5,000	4,724
HBOS
6.750%, 05/21/18 (A)	7,700	5,460
HCP MTN‡
6.700%, 01/30/18	1,500	1,288
Health Care‡
5.875%, 05/15/15	7,725	6,572
JPMorgan Chase
6.300%, 04/23/19	7,740	7,701
6.000%, 01/15/18	4,000	3,981
Lloyds Banking Group
5.920%, 10/01/09 (A) (B)	2,800	1,064
MBNA Capital, Ser B
1.828%, 08/01/09 (B)	2,151	970
Merrill Lynch MTN
8.950%, 11/18/09 (B)	1,340	1,055
8.680%, 11/02/09 (B)	1,305	1,090
MetLife
7.717%, 02/15/19	11,200	11,903
Morgan Stanley MTN
7.300%, 05/13/19	3,300	3,380
6.625%, 04/01/18	5,735	5,669
1.611%, 10/15/15 (B)	17,575	14,245
1.557%, 07/20/09 (B)	1,500	1,105
1.411%, 07/15/09 (B)	2,225	2,183
Nationwide Mutual Insurance
7.875%, 04/01/33 (A)	1,643	1,064
6.600%, 04/15/34 (A)	12,040	6,584
Power Receivables Finance
6.290%, 01/01/12 (A)	977	957
Sempra Energy ESOP & Trust
5.781%, 11/01/14 (A)	2,000	1,980
Security Benefit Life
7.450%, 10/01/33 (A)	4,000	300
Simon Property Group‡
7.000%, 07/15/09	2,000	2,000
5.750%, 05/01/12	1,670	1,627
Travelers
5.900%, 06/02/19	1,500	1,536
Wachovia Bank
6.000%, 11/15/17	3,748	3,520

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Wachovia Capital Trust I
7.640%, 01/15/27 (A)	$3,685	$2,415
WEA Finance LLC
7.125%, 04/15/18 (A)	5,280	4,950
Weingarten Realty Investors MTN‡
8.250%, 01/22/10	4,075	4,082
Wells Fargo
7.980%, 09/15/09 (B)	465	363
ZFS Finance USA Trust I
6.500%, 11/09/09 (A) (B)	1,325	875
6.150%, 12/15/65 (A) (B)	13,606	8,912

		314,982

Health Care — 4.2%
Abbott Laboratories
6.000%, 04/01/39	1,850	1,894
Amgen
6.400%, 02/01/39	2,500	2,550
CIGNA
8.500%, 05/01/19	5,825	5,720
Eli Lilly
5.950%, 11/15/37	3,000	2,949
Novartis Securities Investment
5.125%, 02/10/19	4,000	4,054
Pfizer
7.200%, 03/15/39	13,800	15,602
Roche Holdings
7.000%, 03/01/39 (A)	7,395	7,898
UnitedHealth Group
6.875%, 02/15/38	3,260	2,889
6.625%, 11/15/37	7,975	6,502
5.800%, 03/15/36	5,000	3,757
WellPoint
7.000%, 02/15/19	9,506	9,435

		63,250

Industrials — 2.7%
America West Airlines, Ser 01-1
7.100%, 04/02/21	312	240
American Airlines Pass Through Trust, Ser 2003-01
3.857%, 07/09/10	5,510	5,086
American Airlines Private Trust, Ser 99-1
7.024%, 10/15/09	1,300	1,281
Canadian National Railway
5.550%, 03/01/19	3,900	3,983
Continental Airlines
5.983%, 04/19/22	7,175	5,884
Continental Airlines, Ser 99-2
7.056%, 09/15/09	3,045	2,999
Continental Airlines, Ser AMBC
6.236%, 03/15/20	191	124
Delta Air Lines
6.619%, 03/18/11	452	430

SEI Institutional Investments Trust / Annual Report / May 31, 2009	199

SCHEDULE OF INVESTMENTS

Long Duration Fund (Continued)

May 31, 2009

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Delta Air Lines, Ser 2001-1
7.111%, 09/18/11	$6,700	$6,231
Norfolk Southern
5.900%, 06/15/19	4,395	4,482
5.750%, 01/15/16 (A)	1,500	1,449
Northwest Airlines, Ser 1A-2
6.841%, 04/01/11	2,610	2,323
Union Pacific
6.125%, 02/15/20	5,125	5,090
United Air Lines, Ser 2001-1
6.201%, 03/29/49	63	62
United Air Lines, Ser 2001-1, Cl A-1
6.071%, 03/01/13	196	193

		39,857

Information Technology — 0.3%
Cisco Systems
4.950%, 02/15/19	3,800	3,823

Materials — 1.4%
Barrick Gold
6.950%, 04/01/19	7,800	8,490
Barrick Gold Finance
5.800%, 11/15/34	2,160	1,641
Barrick North America Finance LLC
7.500%, 09/15/38	6,435	6,568
BHP Billiton Finance USA
6.500%, 04/01/19	3,720	4,052

		20,751

Telecommunication Services — 1.2%
AT&T
5.800%, 02/15/19	4,775	4,900
Verizon Communications
7.350%, 04/01/39	5,660	5,956
6.400%, 02/15/38	4,750	4,594
6.350%, 04/01/19	828	870
Verizon Wireless Capital LLC
8.500%, 11/15/18 (A)	1,875	2,275

		18,595

Utilities — 10.5%
Alabama Power
6.000%, 03/01/39	1,850	1,881
Appalachian Power
7.950%, 01/15/20	4,160	4,528
Arizona Public Service
8.750%, 03/01/19	5,025	5,305
Carolina Power & Light
5.300%, 01/15/19	2,000	2,050
Connecticut Light & Power
5.500%, 02/01/19	1,700	1,736
Consolidated Edison of New York
6.650%, 04/01/19	14,200	15,576

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

EDF
6.950%, 01/26/39 (A)	$7,190	$7,883
Entergy Gulf States
1.068%, 09/01/09 (B)	1,085	1,070
Entergy Louisiana LLC
5.830%, 11/01/10	2,000	2,002
Entergy Texas
7.125%, 02/01/19	2,000	2,021
EQT
8.125%, 06/01/19	14,125	14,571
Florida Gas Transmission LLC
7.900%, 05/15/19 (A)	6,000	6,243
Florida Power & Light
5.960%, 04/01/39	3,225	3,283
FPL Group Capital
6.000%, 03/01/19	4,000	4,159
Georgia Power
5.950%, 02/01/39	3,850	3,886
Kansas City Power & Light
7.150%, 04/01/19	8,250	8,533
KCP&L Greater Missouri Operations
8.270%, 11/15/21	5,100	4,570
Metropolitan Edison
7.700%, 01/15/19	2,500	2,600
Nisource Finance
10.750%, 03/15/16	5,575	6,074
Oncor Electric Delivery
7.500%, 09/01/38 (A)	3,200	3,187
6.800%, 09/01/18	4,330	4,399
6.800%, 09/01/18 (A)	2,350	2,387
Pacific Gas & Electric
6.250%, 03/01/39	4,500	4,634
Panhandle Eastern Pipeline
8.125%, 06/01/19	6,900	6,927
Portland General Electric
6.100%, 04/15/19	3,500	3,613
Power Contract Financing
6.256%, 02/01/10 (A)	712	699
Progress Energy
7.050%, 03/15/19	4,500	4,822
San Diego Gas & Electric
6.000%, 06/01/39	4,000	4,066
Southwestern Electric Power
6.450%, 01/15/19	6,000	5,971
Texas-New Mexico Power
9.500%, 04/01/19 (A)	8,560	9,441
Union Electric
8.450%, 03/15/39	7,000	7,757

		155,874

Total Corporate Obligations (Cost $755,658) ($ Thousands )		788,189

200	SEI Institutional Investments Trust / Annual Report / May 31, 2009

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

U.S. TREASURY OBLIGATIONS — 21.1%
U.S. Treasury Bills
0.160%, 08/20/09 (C) (D)	$12,605	$12,601
U.S. Treasury Bonds
6.250%, 08/15/23	11,502	13,952
5.375%, 02/15/31	146,621	167,354
4.500%, 05/15/38	55,080	56,560
4.250%, 05/15/39	58,719	57,866
U.S. Treasury Inflation-Protected Securities
1.750%, 01/15/28	6,000	5,616

Total U.S. Treasury Obligations (Cost $333,331) ($ Thousands)		313,949

U.S. GOVERNMENT AGENCY OBLIGATIONS — 15.1%
FFCB
5.750%, 12/07/28	5,275	5,314
FHLB DN
0.070%, 06/01/09 (C)	5,595	5,595
0.163%, 06/03/09 (C)	101,017	101,016
FNMA
7.250%, 05/15/30	10,130	13,132
5.625%, 07/15/37	5,975	6,256
6.210%, 08/06/38	16,745	18,378
FNMA STRIPS, PO (C)
5.067%, 07/15/26	14,510	5,510
5.032%, 01/15/27	13,908	5,437
5.079%, 10/08/27	13,966	5,111
5.210%, 10/08/27	30,920	11,316
Tennessee Valley Authority
7.125%, 05/01/30	16,030	19,070
5.880%, 04/01/36	16,790	17,758
5.500%, 06/15/38	2,120	2,115
4.875%, 01/15/48	10,505	9,325

Total U.S. Government Agency Obligations (Cost $235,830) ($ Thousands)		225,333

MORTGAGE-BACKED SECURITIES — 1.4%

Agency Mortgage-Backed Obligations — 0.1%
FHLMC CMO, Ser 2748, Cl ZT
5.500%, 02/15/24	503	501
FNMA CMO, Ser 2004-12, Cl ZX
6.000%, 03/25/34	657	670
FNMA CMO, Ser 2004-80, Cl XZ
5.000%, 11/25/34	389	367
GNMA ARM
5.375%, 06/20/32 (B)	245	251

		1,789

Non-Agency Mortgage-Backed Obligations — 1.3%
American Home Mortgage Investment Trust, Ser 2007-2, Cl 11A1
0.539%, 06/25/09 (B)	1,925	776

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Bayview Commercial Asset Trust, Ser 2007-3, Cl A1
0.549%, 06/25/09 (A) (B)	$2,349	$1,285
Commercial Mortgage Loan Trust, Ser 2008-LS1, Cl A4B
6.019%, 07/10/09 (B)	1,775	1,268
Countrywide Alternative Loan Trust, Ser 2005-16, Cl A5
0.589%, 06/25/09 (B)	483	83
Countrywide Home Loans, Ser 2006-2, Cl 1A1
0.629%, 06/25/09 (B)	233	95
Credit Suisse Mortgage Capital Certificates, Ser 2006-C5, Cl A3
5.311%, 12/15/39	6,560	4,852
DSLA Mortgage Loan Trust, Ser 2005-AR2, Cl 2A1A
0.538%, 06/19/09 (B)	368	153
Greenwich Capital Commercial Funding, Ser 2005-GG5, Cl AM
5.277%, 07/10/09 (B)	1,960	1,273
GS Mortgage Securities II, Ser 2006-GG8, Cl A4
5.560%, 11/10/39	9,115	7,404
Harborview Mortgage Loan Trust, Ser 2004-8, Cl 2A4A
0.728%, 06/19/09 (B)	439	219
Harborview Mortgage Loan Trust, Ser 2005-11, Cl 2A1A
0.638%, 06/19/09 (B)	653	287
Indymac Index Mortgage Loan Trust, Ser 2004-AR12, Cl A1
0.699%, 06/25/09 (B)	220	114
Indymac Index Mortgage Loan Trust, Ser 2004-AR5, Cl 2A1B
0.709%, 06/25/09 (B)	141	62
Indymac Index Mortgage Loan Trust, Ser 2004-AR7, Cl A2
0.739%, 06/25/09 (B)	57	30
Indymac Index Mortgage Loan Trust, Ser 2005-AR18, Cl 2A1A
0.619%, 06/25/09 (B)	27	11
JPMorgan Chase Commercial Mortgage Securities, Ser 2006-LDP7, Cl A4
5.875%, 07/15/09 (B)	535	447
Structured Asset Mortgage Investments, Ser 2006-AR1, Cl 3A1
0.539%, 06/25/09 (B)	569	208
Washington Mutual Mortgage Pass Through Certificates, Ser 2000-1, Cl M2
1.609%, 06/25/09 (B)	241	231

SEI Institutional Investments Trust / Annual Report / May 31, 2009	201

SCHEDULE OF INVESTMENTS

Long Duration Fund (Continued)

May 31, 2009

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Washington Mutual Mortgage Pass Through Certificates, Ser 2005-AR2, Cl 2A21
0.639%, 06/25/09 (B)	$353	$159
Washington Mutual Mortgage Pass Through Certificates, Ser 2007-OA3, Cl 4A1
2.209%, 07/25/09 (B)	268	101

		19,058

Total Mortgage-Backed Securities (Cost $24,808) ($ Thousands)		20,847

ASSET-BACKED SECURITIES — 1.0%

Mortgage Related Securities — 1.0%
Bayview Financial Acquisition Trust, Ser 2004-B, Cl A1
1.316%, 06/29/09 (A) (B)	4,964	2,867
Bayview Financial Acquisition Trust, Ser 2005-A, Cl A1
1.316%, 06/29/09 (A) (B)	5,978	2,485
Bayview Financial Revolving Mortgage Loan Trust, Ser 2005-E, Cl A1
0.816%, 06/29/09 (A) (B)	5,600	1,539
Citigroup Mortgage Loan Trust, Ser 2006-AMC1, Cl A2B
0.469%, 06/25/09 (B)	11,050	4,447
Continental Airlines, Ser 2002-1, Cl G1
1.333%, 08/17/09 (B)	240	212
Home Equity Asset Trust, Ser 2007-3, Cl 2A2
0.489%, 06/25/09 (B)	2,300	1,200
Indymac Home Equity Loan Asset-Backed Trust, Ser 2002-A, Cl M1
1.434%, 06/25/09 (B)	569	267

Description	Face Amount ($ Thousands)/Shares	Market Value ($ Thousands)

JPMorgan Mortgage Acquisition, Ser 2007-HE1, Cl AV1
0.369%, 06/25/09 (B)	$ 637	$421
Nationstar Home Equity Loan Trust, Ser 2006-B, Cl AV3
0.479%, 06/25/09 (B)	2,565	1,243

Total Asset-Backed Securities (Cost $24,982) ($ Thousands)		14,681

MUNICIPAL BOND — 0.2%
California State, Building Authority, GO
7.550%, 04/01/39	3,000	2,900

Total Municipal Bonds (Cost $3,174) ($ Thousands)		2,900

COMMERCIAL PAPER (C) — 3.2%
BNP Paribas Finance
0.591%, 06/02/09	10,600	10,600
0.465%, 06/29/09	11,575	11,571
Rabobank USA Financial
0.691%, 06/01/09	15,535	15,535
0.350%, 08/11/09	9,505	9,498

Total Commercial Paper (Cost $47,204) ($ Thousands)		47,204

CASH EQUIVALENT — 4.3%
SEI Daily Income Trust, Prime Obligation Fund, Cl A, 0.260%*†	63,576,279	63,576

Total Cash Equivalent (Cost $63,576) ($ Thousands)		63,576

Total Investments — 99.2% (Cost $1,488,563) ($ Thousands)		$1,476,679

A summary of outstanding swap agreements held by the Fund at May 31, 2009, is as follows (See Note 2 in Notes to Financial Statements):

Credit Default Swap
Counterparty	Reference Entity/Obligation	Buy/Sell Protection	Receives Rate	Termination Date	Notional Amount (Thousands)	Net Unrealized Depreciation ($Thousands)
Credit Suisse	ABX.HE.AAA 07-1 Index	SELL	0.09	08/25/37	$(1,225)	$(675)

202	SEI Institutional Investments Trust / Annual Report / May 31, 2009

A summary of the open futures contracts held by the Fund at May 31, 2009, is as follows:

Type of Contract	Number of Contracts Long (Short)	Expiration Date	Unrealized Appreciation (Depreciation) ($ Thousands)
U.S. Long Treasury Bond	3,806	Sep-2009	$(10,158)

Percentages are based on a Net Assets of $1,489,047 ($ Thousands)

*	The rate reported is the 7-day effective yield as of May 31, 2009.

†	Investment in Affiliated Security (See Note 4).

‡	Real Estate Investment Trust

(A)	Securities sold within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “accredited investors.” These securities have been determined to be liquid under guidelines established by the board of Trustees.

(B)	Variable Rate Security — The rate reported is the rate in effect as of May 31, 2009. The date reported is the next reset date.

(C)	The rate reported is the effective yield at time of purchase.

(D)	Security, or portion thereof, has been pledged as collateral on open futures contracts.

ARM — Adjustable Rate Mortgage

Cl — Class

CMO — Collateralized Mortgage Obligation

DN — Discount Note

FFCB — Federal Farm Credit Bank

FHLB — Federal Home Loan Bank

FHLMC — Federal Home Loan Mortgage Corporation

FNMA — Federal National Mortgage Association

GNMA — Government National Mortgage Association

GO — General Obligation

LLC — Limited Liability Company

MTN — Medium Term Note

PO — Principal Only Security

Ser — Series

STRIPS — Separately Traded Registered Interest and Principal Securities

Amounts designated as “—” are $0 or have been rounded to $0

The accompanying notes are an integral part of the financial statements.

SEI Institutional Investments Trust / Annual Report / May 31, 2009	203

SCHEDULE OF INVESTMENTS

Emerging Markets Debt Fund

May 31, 2009

Description	Face Amount (1) (Thousands)		Market Value ($ Thousands)

GLOBAL BONDS — 96.4%

Argentina — 5.3%
Alto Parana
6.375%, 06/09/17 (C)		370	$334
Province Del Neuquen
8.656%, 10/18/14 (C)		187	169
Province of Buenos Aires
9.625%, 04/18/28 (C)		1,460	453
Province of Buenos Aires Registered
9.625%, 04/18/28		1,335	414
9.375%, 09/14/18		440	136
9.375%, 09/14/18		1,000	312
4.000%, 05/15/35 (D)		1,100	231
Province of Mendoza Registered
5.500%, 09/04/18		334	144
Republic of Argentina
15.500%, 12/19/08 (E)		9,900	1,444
10.500%, 11/14/49 (E)		400	35
10.250%, 01/26/07 (E)	EUR	850	144
10.250%, 02/06/49 (E)		1,400	122
9.750%, 09/19/27 (E)	EUR	1,550	230
9.000%, 11/19/08		1,000	87
9.000%, 05/29/49 (E)	EUR	1,595	246
8.500%, 02/23/05 (E)		245	21
8.500%, 07/01/49 (E)	EUR	4,500	764
8.375%, 12/20/49 (E)		1,000	140
8.280%, 12/31/33 (F)		3,861	1,670
8.125%, 04/21/49 (E)	EUR	2,818	447
7.875%, 07/29/05 (E)		275	24
7.820%, 12/31/33	EUR	1,492	714
7.000%, 03/18/49 (E)		555	48
7.000%, 10/03/15		52,255	18,995
7.000%, 09/12/13		1,480	681
6.000%, 03/31/23 (E)		172	77
3.750%, 12/31/38 (D)		23,970	5,453
2.280%, 12/15/35 (G)		11,725	378
1.683%, 08/03/12 (G)		35,240	11,382
0.000%, 03/31/23 (E) (G)		1,680	756
0.000%, 12/15/35 (G)		2,905	89

Description	Face Amount (1) (Thousands)		Market Value ($ Thousands)

Republic of Argentina, Ser E MTN
10.000%, 01/07/05 (E)	EUR	1,650	$280
9.250%, 07/20/04 (E)	EUR	2,100	357
8.750%, 02/04/49 (E)	EUR	4,835	582
7.000%, 03/18/49 (E)	EUR	2,554	361
Transportadora Gas Norte
7.500%, 12/31/12 (E)		350	87
7.500%, 12/31/12 (C) (D)		210	54
7.500%, 12/31/12 (D)		100	25
6.500%, 12/31/12 (C) (D)		30	8
6.500%, 12/31/12 (D)		60	15
6.500%, 12/31/12 (D)		60	15

			47,924

Bahamas — 0.1%
Banco Votorantim Nassau MTN
10.625%, 04/10/14 (C)	BRL	2,300	1,104

Belize — 0.0%
Government of Belize Registered
4.250%, 02/20/29		330	132

Bosnia and Herzegovina — 0.1%
Republic of Bosnia & Herzegovina
10.039%, 12/11/17 (H)	EUR	2,000	651

Brazil — 12.1%
Banco Safra MTN
10.875%, 04/03/17 (C)	BRL	2,250	916
Brazil Notas do Tesouro Nacional, Ser F
10.000%, 01/01/17	BRL	32,980	15,182
Cesp-Comp Ener Sao Paulo MTN
9.750%, 01/15/15 (C)	BRL	1,050	566
Federal Republic of Brazil
12.250%, 03/06/30		195	311
11.000%, 08/17/40 (F)		26,655	34,785
10.125%, 05/15/27		4,470	6,079
8.875%, 04/15/24		2,975	3,652
8.875%, 10/14/19		200	246
8.750%, 02/04/25		4,088	4,946
8.500%, 09/24/12	EUR	2,855	4,566
8.250%, 01/20/34		4,145	4,870
8.000%, 01/15/18		11,515	12,897
7.875%, 03/07/15		900	1,017
7.125%, 01/20/37		9,235	9,881
6.000%, 01/17/17		4,240	4,374
5.875%, 01/15/19		2,600	2,620
Petrobras International Finance
7.875%, 03/15/19		1,095	1,194
5.875%, 03/01/18		310	303
Vale Overseas
6.875%, 11/21/36		215	194

			108,599

204	SEI Institutional Investments Trust / Annual Report / May 31, 2009

Description	Face Amount (1) (Thousands)		Market Value ($ Thousands)

Chile — 0.1%
Nacional del Cobre de Chile - CODELCO
7.500%, 01/15/19		800	$901

Colombia — 5.7%
Bogota District Capital
9.750%, 07/26/28 (C)	COP	12,895,000	5,479
Republic of Colombia
11.750%, 02/25/20		3,658	4,975
10.375%, 01/28/33		450	585
9.850%, 06/28/27	COP	1,276,000	636
8.375%, 02/15/27 (F)		3,100	3,332
8.250%, 12/22/14		3,700	4,218
8.125%, 05/21/24		3,530	3,856
7.375%, 01/27/17		8,535	9,231
7.375%, 03/18/19		9,165	9,715
7.375%, 09/18/37		9,135	9,258
2.654%, 11/16/15 (G)		225	217

			51,502

Dominican Republic — 0.2%
Republic of Dominican Republic
9.040%, 01/23/18		410	365
8.625%, 04/20/27		430	316
Standard Bank
15.000%, 03/12/12 (C)		446	320
Standard Bank, Ser E MTN
15.000%, 07/20/09 (G)		509	468

			1,469

Ecuador — 0.1%
Republic of Ecuador Registered
9.375%, 12/15/15		1,800	1,044

El Salvador — 0.9%
Republic of El Salvador
8.250%, 04/10/32		4,335	3,945
7.650%, 06/15/35		4,974	4,218

			8,163

Gabon — 0.2%
Gabonese Republic
8.200%, 12/12/17 (C)		2,100	1,859

Georgia — 0.2%
Republic of Georgia
7.500%, 04/15/13		2,250	1,730

Ghana — 0.2%
Republic of Ghana
8.500%, 10/04/17 (C)		600	483
8.500%, 10/04/17		1,250	1,006

			1,489

Description	Face Amount (1) (Thousands)	Market Value ($ Thousands)

India — 0.4%
Vedanta Resources
9.500%, 07/18/18 (C)	4,025	$3,502

Indonesia — 8.3%
Majapahit Holding
7.875%, 06/29/37 (C)	415	330
7.750%, 10/17/16	200	180
7.750%, 10/17/16 (C)	1,200	1,074
7.250%, 10/17/11 (C)	885	881
Republic of Indonesia
11.625%, 03/04/19 (C)	11,660	14,633
10.375%, 05/04/14 (C)	300	344
8.500%, 10/12/35	6,675	6,809
7.750%, 01/17/38	24,370	23,165
7.500%, 01/15/16	4,540	4,562
7.250%, 04/20/15	6,170	6,160
7.250%, 04/20/15 (C)	350	349
6.875%, 03/09/17	920	895
6.875%, 01/17/18	8,615	8,206
6.750%, 03/10/14	3,550	3,518
6.750%, 03/10/14 (C)	1,400	1,390
6.625%, 02/17/37	2,100	1,771
6.625%, 02/17/37 (C)	225	188

		74,455

Iraq — 2.1%
Republic of Iraq
5.800%, 01/15/28	29,665	18,615

Israel — 0.2%
Republic of Israel
5.125%, 03/26/19	2,150	2,099

Ivory Coast — 0.0%
Republic of Ivory Coast
4.000%, 03/30/18 (E)	7,000	363

Jamaica — 0.0%
Digicel Group
8.875%, 01/15/15 (C)	450	360

Kazakhstan — 2.2%
Citigroup Global Markets for JSC Kazkommertsbank
7.375%, 10/07/09 (G)	2,000	795
HSBK Europe
9.250%, 10/16/13 (C)	800	536
7.250%, 05/03/17 (C)	300	174
7.250%, 05/03/17	200	114
Kazkommerts International MTN
8.000%, 11/03/15	2,400	1,320
7.500%, 11/29/16	4,300	2,344

SEI Institutional Investments Trust / Annual Report / May 31, 2009	205

SCHEDULE OF INVESTMENTS

Emerging Markets Debt Fund (Continued)

May 31, 2009

Description	Face Amount (1) (Thousands)		Market Value ($ Thousands)

Kazkommerts International
8.500%, 04/16/13		850	$467
7.875%, 04/07/14		500	275
6.875%, 02/13/17		600	407
KazMunaiGaz Finance MTN
9.125%, 07/02/18		3,350	3,049
9.125%, 07/02/18 (C)		6,350	5,810
8.375%, 07/02/13 (C)		3,735	3,399
KazMunaiGaz Finance Sub MTN
8.375%, 07/02/13		350	323
Tengizchevroil Finance
6.124%, 11/15/14		503	420

			19,433

Lebanon — 0.1%
Lebanese Republic Registered MTN
8.250%, 04/12/21		460	448

Malaysia — 1.5%
Petroliam Nasional
7.750%, 08/15/15		1,460	1,677
7.625%, 10/15/26		430	457
Petronas Capital
7.875%, 05/22/22		650	755
7.000%, 05/22/12		4,090	4,522
Petronas Capital Registered
7.875%, 05/22/22		5,665	6,459

			13,870

Mexico — 7.4%
Grupo Televisa
6.000%, 05/15/18 (C)		350	336
Mexican Bonos
7.750%, 12/14/17	MXP	122,780	9,238
Pemex Project Funding Master Trust MTN
6.625%, 06/15/35		400	372
5.750%, 03/01/18		1,165	1,095
5.750%, 03/01/18 (C)		505	475
Petroleos Mexicanos
8.000%, 05/03/19 (C)		465	508
United Mexican States
11.375%, 09/15/16		540	737
8.375%, 01/14/11		3,050	3,355
8.300%, 08/15/31		6,450	7,772
7.500%, 01/14/12		3,200	3,528
7.500%, 04/08/33		375	416
6.625%, 03/03/15		3,750	4,069
6.375%, 01/16/13		3,700	3,981
6.050%, 01/11/40		740	696
5.950%, 03/19/19 (F)		9,194	9,387
5.875%, 02/17/14		2,000	2,108
5.625%, 01/15/17 (F)		4,328	4,414

Description	Face Amount (1) (Thousands)	Market Value ($ Thousands)

United Mexican States, Ser A MTN
6.750%, 09/27/34	9,993	$10,268
5.875%, 01/15/14	3,750	3,952

		66,707

Netherlands — 0.0%
GTB Finance B.V.
8.500%, 01/29/12	450	366

Nigeria — 0.1%
UBS
0.000%, 09/04/17 (C) (G)	800	723

Oman — 0.0%
Blue City Investments
13.750%, 11/07/13 (B)	500	75

Pakistan — 0.7%
Pakistan Mobile Communications
8.625%, 11/13/13 (C)	330	231
Republic of Pakistan
7.125%, 03/31/16	5,110	3,172
6.875%, 06/01/17	5,680	3,351

		6,754

Panama — 2.8%
Republic of Panama
9.375%, 04/01/29	6,640	8,201
9.375%, 01/16/23	595	705
8.875%, 09/30/27	4,400	5,192
8.125%, 04/28/34	940	1,015
7.250%, 03/15/15	7,850	8,419
6.700%, 01/26/36	1,665	1,598

		25,130

Peru — 3.3%
Interoceanica IV Finance
3.915%, 11/30/25 (C) (H)	775	267
3.791%, 11/30/18 (C) (H)	370	200
Peru Enhanced Pass-Through Finance
6.272%, 05/31/25 (C) (H)	250	78
4.117%, 05/31/18 (H)	482	330
4.040%, 05/31/18 (C) (H)	1,438	985
Republic of Peru
8.750%, 11/21/33	1,530	1,851
8.375%, 05/03/16	2,425	2,796
7.350%, 07/21/25	14,360	15,387
7.125%, 03/30/19	2,505	2,680
6.550%, 03/14/37	5,730	5,567

		30,141

Philippines — 6.9%
National Power
9.625%, 05/15/28	1,100	1,166

206	SEI Institutional Investments Trust / Annual Report / May 31, 2009

Description	Face Amount (1) (Thousands)	Market Value ($ Thousands)

Power Sector
7.250%, 05/27/19	1,260	$1,282
Republic of Philippines
10.625%, 03/16/25	3,626	4,832
9.875%, 01/15/19	800	992
9.500%, 10/21/24	200	243
9.500%, 02/02/30	4,580	5,719
9.375%, 01/18/17	10,240	12,288
9.000%, 02/15/13	500	573
8.875%, 03/17/15	700	810
8.375%, 06/17/19	3,275	3,791
8.250%, 01/15/14	3,575	4,026
8.000%, 01/15/16	8,650	9,666
7.750%, 01/14/31	4,974	5,384
7.500%, 09/25/24	10,509	11,061

		61,833

Qatar — 0.1%
Government of Qatar
5.150%, 04/09/14 (C)	650	663

Russia — 10.2%
ABN Amro Bank
9.625%, 03/01/13	1,300	1,331
Alfa Dividend Payment Rights Finance MTN
3.220%, 12/15/11 (C) (G)	259	196
Alfa Invest MTN
9.250%, 06/24/13 (C)	1,200	1,020
Gaz Capital MTN
6.510%, 03/07/22	220	166
6.212%, 11/22/16	2,000	1,685
Gaz Capital for Gazprom Registered MTN
8.625%, 04/28/34	2,950	2,891
GPB Eurobond Finance for Gazprombank
6.500%, 09/23/15	800	642
Kazan Orgsintez
9.250%, 10/30/11	330	99
Kuznetski (Bank of Moscow)
7.500%, 11/25/15 (G)	1,300	1,001
RSHB Capital MTN
7.175%, 05/16/13	250	238
RSHB Capital for Russian Agricultural Bank
7.750%, 05/29/18	400	361
7.750%, 05/29/18 (C)	950	856
7.125%, 01/14/14 (C)	530	500
Russian Federation Registered
12.750%, 06/24/28	7,220	10,433
7.500%, 03/31/30	55,934	55,794
Teorema Holding
11.000%, 10/27/09 (B)	2,000	300

Description	Face Amount (1) (Thousands)		Market Value ($ Thousands)

TransCapital (Transneft)
8.700%, 08/07/18 (C)		1,065	$1,023
7.700%, 08/07/13 (C)		150	143
6.103%, 06/27/12 (C)		600	567
UBS (Vimpelcom)
8.250%, 05/23/16		190	158
VIP Finance Ireland for Vimpel Communications
9.125%, 04/30/18 (C)		1,560	1,299
9.125%, 04/30/18		1,200	1,005
8.375%, 04/30/13 (C)		1,265	1,151
VTB Capital
6.875%, 05/29/18		6,450	5,644
6.609%, 10/31/12 (C)		3,500	3,246

			91,749

Singapore — 0.5%
Sea Production
5.484%, 02/14/12		8,800	4,928

South Africa — 1.0%
Republic of South Africa
8.500%, 06/23/17		815	905
6.875%, 05/27/19		1,595	1,603
6.500%, 06/02/14		3,905	4,042
5.875%, 05/30/22		2,745	2,484

			9,034

South Korea — 1.2%
Export-Import Bank of Korea
8.125%, 01/21/14		5,530	6,081
Hana Bank MTN
6.500%, 04/09/12 (C)		1,000	1,039
Korea Development Bank
8.000%, 01/23/14		3,350	3,627
POSCO
8.750%, 03/26/14 (C)		360	398

			11,145

Supra-National — 0.3%
Andina de Fomento
8.125%, 06/04/19		565	564
European Investment Bank MTN
10.000%, 01/28/11	TRY	3,630	2,330

			2,894

Thailand — 0.1%
True Move
10.750%, 12/16/13 (C)		850	629
10.375%, 08/01/14 (C)		850	578

			1,207

SEI Institutional Investments Trust / Annual Report / May 31, 2009	207

SCHEDULE OF INVESTMENTS

Emerging Markets Debt Fund (Continued)

May 31, 2009

Description	Face Amount (1) (Thousands)	Market Value ($ Thousands)

Trinidad & Tobago — 0.4%
Petroleum of Trinidad & Tobago
6.000%, 05/08/22	4,075	$3,145
6.000%, 05/08/22 (C)	900	695

		3,840

Tunisia — 0.2%
Banque Centrale de Tunisie
7.375%, 04/25/12	1,910	2,034

Turkey — 5.6%
Republic of Turkey
11.875%, 01/15/30	375	556
9.500%, 01/15/14	700	784
8.000%, 02/14/34	1,300	1,336
7.500%, 11/07/19	2,035	2,081
7.500%, 07/14/17	850	883
7.375%, 02/05/25	7,125	7,086
7.250%, 03/05/38	7,715	7,204
7.250%, 03/15/15	8,995	9,197
7.000%, 03/11/19	2,650	2,603
7.000%, 09/26/16	2,585	2,611
6.875%, 03/17/36	9,405	8,511
6.750%, 04/03/18	7,680	7,517

		50,369

Ukraine — 2.4%
Credit Suisse First Boston for City of Kiev
8.000%, 11/06/15	750	360
Credit Suisse First Boston International (Export/Import -Ukraine)
7.650%, 09/07/11	500	390
6.800%, 10/04/12	550	401
Government of Ukraine
6.385%, 06/26/12	1,300	988
5.151%, 08/05/09 (G)	1,485	1,422
3.500%, 09/15/18	2,300	2,006
Government of Ukraine Registered
7.650%, 06/11/13	5,395	4,181
6.875%, 03/04/11	400	328
6.875%, 03/04/11 (C)	3,825	3,098
6.750%, 11/14/17	800	540
6.580%, 11/21/16	10,190	6,624
HSBC Bank (Ukrsibbank)
7.750%, 12/21/11	170	129
Naftogaz Ukrainy
8.125%, 09/30/09	600	540
Springvale Holdings
9.181%, 09/07/09 (B) (G)	1,000	150
UK Private Bank
8.000%, 02/06/12 (C)	800	360

		21,517

Description	Face Amount (1) (Thousands)		Market Value ($ Thousands)

United Arab Emirates — 2.6%
Emirate of Abu Dhabi
6.750%, 04/08/19 (C)		1,420	$1,474
5.500%, 04/08/14 (C)		1,550	1,590
HSBC Bank Middle East MTN
3.594%, 04/30/13 (G)	AED	16,500	4,043
Jafz Sukuk
4.169%, 11/27/12 (G)	AED	33,500	6,877
MDC-GMTN B.V.
5.750%, 05/06/14 (C)		800	804
Nakheel Development
3.173%, 12/14/09		8,950	7,854
Nakheel Development 2
2.750%, 01/16/11		750	480

			23,122

Uruguay — 3.6%
Republic of Uruguay
9.250%, 05/17/17		7,670	8,667
8.000%, 11/18/22		14,037	14,669
7.625%, 03/21/36		3,061	3,000
Republic of Uruguay PIK
7.875%, 01/15/33		6,106	6,045

			32,381

Venezuela — 6.7%
Government of Venezuela
13.625%, 08/15/18		1,200	1,014
10.750%, 09/19/13		4,180	3,302
9.375%, 01/13/34		3,820	2,216
9.250%, 05/07/28		17,090	9,699
9.250%, 09/15/27		3,075	1,937
9.000%, 05/07/23		11,440	6,549
8.500%, 10/08/14		2,820	1,889
7.650%, 04/21/25 (F)		12,725	6,490
7.000%, 03/31/38		200	95
7.000%, 12/01/18		765	423
6.000%, 12/09/20		2,950	1,394
5.750%, 02/26/16		4,185	2,312
2.122%, 04/20/11 (G)		26,615	20,693
Petroleos de Venezuela
5.375%, 04/12/27		4,605	1,655
5.250%, 04/12/17		800	340

			60,008

Vietnam — 0.2%
Socialist Republic of Vietnam
6.875%, 01/15/16		1,585	1,559

208	SEI Institutional Investments Trust / Annual Report / May 31, 2009

Description	Face Amount (1) (Thousands)		Market Value ($ Thousands)

Yemen — 0.1%
Pemberley SPV Finance 2008 Yemen MTN
11.500%, 02/22/14 (B) (C)		1,100	$660
0.000%, 02/25/20 (B) (C) (G)		1,100	—

			660

Total Global Bonds (Cost $888,522) ($ Thousands)			868,551

DEPOSIT WITH COUNTERPARTY AS COLLATERAL FOR SWAP CONTRACTS (J) — 1.2%

United States — 1.2%
Deposits with Credit Suisse First Boston as Collateral for Swap Contract Outstanding		600	600
Deposits with Credit Suisse First Boston as Collateral for Swap Contract Outstanding		600	600
Deposits with Credit Suisse First Boston as Collateral for Swap Contract Outstanding		2,400	2,400
Deposits with Deutsche Bank as Collateral for Swap Contract Outstanding	BRL	7,115	3,612
Deposits with Merrill Lynch as Collateral for Swap Contract Outstanding		1,200	1,200
Deposits with Merrill Lynch as Collateral for Swap Contract Outstanding	NGN	285,300	1,928

Total Deposit with Counterparty as Collateral for Swap Contracts (Cost $11,474) ($ Thousands)			10,340

LOAN PARTICIPATIONS — 1.2%

Angola — 0.1%
Republic of Angola
7.132%, 04/30/16 (A) (B)		1,300	1,269

Georgia — 0.0%
Ashmore Cayman SPC No. 2 Limited
0.000%, 04/16/14 (A) (B) (H)		221	119

Nigeria — 0.2%
Oando
13.900%, 02/23/10 (A) (B)	NGN	229,710	1,065
13.900%, 03/02/10 (A) (B)	NGN	229,710	1,064

			2,129

Description	Face Amount (1) (Thousands)	Market Value ($ Thousands)

Russia — 0.2%
Snegri Overseas
10.500%, 04/21/10 (A) (B)	2,600	$2,080

Singapore — 0.4%
Morton Bay Senior
6.428%, 06/30/09 (A) (B)	3,054	3,054

Turkey — 0.3%
Cukurova, Ser B
9.170%, 05/01/12 (A) (B)	3,439	2,510

Total Loan Participations (Cost $14,956) ($ Thousands)		11,161

	Number of Warrants

WARRANTS — 0.0%

Russia — 0.0%
Teorema Holding A, Expires 10/27/11* (B)	136	—
Teorema Holding B, Expires 10/27/11* (B)	272	—

Total Warrants (Cost $47) ($ Thousands)		—

AFFILIATED PARTNERSHIP — 1.2%

United States — 1.2%
SEI Liquidity Fund, L.P., 0.820%†** (I)	10,947,513	10,665

Total Affiliated Partnership (Cost $10,948) ($ Thousands)		10,665

TIME DEPOSIT — 0.6%

United States — 0.6%
Brown Brothers Harriman 0.060%, 06/01/09	5,566	5,566

Total Time Deposit (Cost $5,566) ($ Thousands)		5,566

Total Investments — 100.6% (Cost $931,513) ($ Thousands)		$906,283

SEI Institutional Investments Trust / Annual Report / May 31, 2009	209

SCHEDULE OF INVESTMENTS

Emerging Markets Debt Fund (Continued)

May 31, 2009

A summary of outstanding swap agreements help by the Fund at May 31, 2009, is as follows:

Total Return Swaps
Counterparty	Reference Entity/Obligation	Fund Pays	Fund Receives	Termination Date	Notional Amount (Thousands)		Net Unrealized Appreciation (Depreciation) ($ Thousands)
Merrill Lynch	Solar Gardens Ltd. Term Loan Credit Facility ‡	Cash Deposit Of Notional Amount	Price Return	12/30/09	NGN	285,300	$(499)
Deutsche Bank	Federative Republic of Brazil, 6.000%, 05/15/17	Cash Deposit Of Notional Amount	Price Return	08/15/10	BRL	4,411	345
Merrill Lynch	Zaporozh Term Loan, 9.784% 12/31/10	Cash Deposit Of Notional Amount	Price Return	12/31/10		1,200	(476)

							$(630)

Credit Default Swaps
Counterparty	Reference Entity/Obligation	Buy/Sell Protection	(Pays)/ Receives Rate	Termination Date	Notional Amount (Thousands)	Net Unrealized Appreciation (Depreciation) ($ Thousands)
Credit Suisse	JSC Gazprom, 8.625% 04/28/34	SELL	1.37	08/20/16	(600)	$(95)
Credit Suisse	Naftogaz Ukrainy, 8.125% 09/30/09	SELL	5.20	12/20/11	(600)	(321)
Credit Suisse	Naftogaz Ukrainy, 8.125% 09/30/09	SELL	5.75	12/20/09	(2,400)	(488)
Credit Suisse	Republic of Kazakhstan	SELL	14.25	02/20/10	(900)	102
Credit Suisse	Republic of Turkey, 1 1.875% 01/15/30	BUY	3.90	04/20/14	1,000	(67)
HSBC	Ukraine Government, 7.650% 06/11/13	SELL	5.00	06/20/09	(2,000)	246
HSBC	Ukraine Government, 7.650% 06/11/13	SELL	5.00	06/20/09	(1,000)	133

						$(490)

A summary of the open futures contracts held by the Fund at May 31, 2009, is as follows:

Type of Contract	Number of Contracts Long (Short)	Expiration Date	Unrealized Appreciation (Depreciation) ($ Thousands)
U.S. 5-Year Treasury Note	34	Sep-2009	$(1)
U.S. Long Treasury Bond	31	Sep-2009	35

			$34

A summary of the outstanding forward foreign currency contracts held by the Fund at May 31, 2009, is as follows:

Maturity Date	Currency to Deliver (Thousands)		Currency to Receive (Thousands)		Unrealized Appreciation (Depreciation) ($ Thousands)
6/2/09-6/8/09	BRL	12,154	USD	5,411	$(758)
6/2/09-7/2/09	USD	19,137	BRL	40,193	1,217
6/8/09-8/21/09	MXP	119,220	USD	9,016	(10)
6/8/09-8/21/09	USD	8,940	MXP	119,220	85
6/9/09	USD	4,330	KRW	5,477,450	41
6/18/09	COP	1,300,000	USD	575	(32)
6/22/09	TRY	10,593	USD	6,642	(185)
6/22/09-6/26/09	CHF	15,542	USD	14,099	(481)
6/22/09-6/26/09	EUR	8,135	USD	11,179	(334)
6/22/09-7/20/09	USD	10,734	TRY	16,905	125
8/21/09	USD	6,600	RUB	213,428	196

					$(136)

210	SEI Institutional Investments Trust / Annual Report / May 31, 2009

Percentages	are based on a Net Assets of $901,226 ($ Thousands)

*	Non-income producing security.

**	The rate reported is the 7-day effective yield as of May 31, 2009.

†	Investment in Affiliated Security (see Note 4).

‡	This swap was fair valued on May 31, 2009.

(1)	In U.S. dollars unless otherwise indicated.

(A)	Securities considered illiquid. The total value of such securities as of May 31, 2009 was $11,161 ($ Thousands) and represented 1.2% of Net Assets.

(B)	Security fair valued using methods determined in good faith by the Valuation Committee of the Board of Trustees. The total market value of such securities as of May 31, 2009 was $12,346 and represented 1.4% of Net Assets.

(C)	Securities sold within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “accredited investors.” These securities have been determined to be liquid under guidelines established by the board of Trustees.

(D)	Step Bonds — The rate reflected is the effective yield on May 31, 2009. The coupon on a step bond changes on a specified date.

(E)	Security in default on interest payments. Security is non-income producing.

(F)	This security or a partial position of this security is on loan at May 31, 2009 (See Note 9). The total value of securities on loan at May 31, 2009 was $10,529 ($ Thousands).

(G)	Variable Rate Security — The rate reported is the rate in effect as of May 31, 2009. The date reported is the next reset date.

(H)	Zero coupon security. The rate reported is the effective yield at time of purchase.

(I)	This security was purchased with cash collateral held from securities on loan (see Note 9). The total value of such securities as of May 31, 2009 was $10,665 ($ Thousands)

(J)	Cash on loan to swap counterparty as collateral for outstanding swap contracts.

AED — United Arab Emirates Dirham

BRL — Brazilian Real

CHF — Swiss Franc

COP — Colombian Peso

DEM — German Mark

EUR — Euro

KRW — Korean Won

L.P. — Limited Partnership

MTN — Medium Term Note

MXP — Mexican Peso

NGN — Nigerian Naira

PIK — Payment-in-Kind

RUB — Russian Ruble

Ser — Series

SPC — Segregated Portfolio Company

TRY — New Turkish Lira

USD — U.S. Dollar

Amounts designated as “—” are $O or have been rounded to $O.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Investments Trust / Annual Report / May 31, 2009	211

SCHEDULE OF INVESTMENTS

Real Return Fund

May 31, 2009

Description	Face Amount ($ Thousands)/Shares	Market Value ($ Thousands)

U.S. TREASURY OBLIGATIONS — 98.3%
U.S. Treasury Inflation-Protected Securities
3.500%, 01/15/11	$4,474	$5,712
3.375%, 01/15/12	9,283	11,868
3.000%, 07/15/12	12,738	16,049
2.625%, 07/15/17	2,557	2,821
2.500%, 07/15/16	16,217	18,084
2.375%, 04/15/11	16,328	17,990
2.375%, 01/15/17	15,674	17,375
2.125%, 01/15/19	7,087	7,322
2.000%, 04/15/12	8,171	8,870
2.000%, 01/15/14	26,224	31,104
2.000%, 07/15/14	15,814	18,420
2.000%, 01/15/16	16,432	18,023
1.875%, 07/15/13	22,945	27,412
1.875%, 07/15/15	805	899
1.625%, 01/15/15	15,661	17,560
1.625%, 01/15/18	6,672	6,755
1.375%, 07/15/18	21,007	20,262
1.250%, 04/15/14	8,633	8,796
0.625%, 04/15/13	670	673

Total U.S. Treasury Obligations (Cost $245,123) ($ Thousands)		255,995

CASH EQUIVALENT — 1.6%
SEI Daily Income Trust, Prime Obligation Fund, Cl A, 0.260%*†	4,157,028	4,157

Total Cash Equivalent (Cost $4,157) ($ Thousands)		4,157

Total Investments — 99.9% (Cost $249,280) ($ Thousands)		$260,152

Percentages	are based on a Net Assets of $260,477 ($ Thousands)

*	The rate reported is the 7-day effective yield as of May 31, 2009

†	Investment in Affiliated Security (See Note 4).

212	SEI Institutional Investments Trust / Annual Report / May 31, 2009

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SEI Institutional Investments Trust / Annual Report / May 31, 2009	213

Statements of Assets and Liabilities ($ Thousands)

May 31, 2009

	Large Cap Fund		Large Cap Diversified Alpha Fund	Large Cap Disciplined Equity Fund
ASSETS:
Investments at value†	$499,367	*	$259,878	$5,179,518 *
Affiliated investment, at value††	51,711		49,110	1,442,663
Cash	10		6	17
Foreign currency, at value†††	—		8	—
Cash held as collateral for forward foreign currency contracts	—		—	787
Receivable for fund shares sold	17,336		22,483	148,403
Receivable for investment securities sold	4,857		4,647	53,201
Dividends and interest receivable	1,009		591	12,905
Receivable for variation margin	105		794	12,606
Foreign tax reclaim receivable	5		3	—
Unrealized gain on foreign spot currency contracts	—		—	—
Unrealized gain on forward foreign currency contracts	—		—	1,461
Swap contracts at value††††	—		—	—
Prepaid expenses	1		3	49
Total Assets	574,401		337,523	6,851,610
LIABILITIES:
Payable upon return on securities loaned	26,682		—	720,493
Payable for investment securities purchased	18,577		4,820	53,570
Payable for fund shares redeemed	2,604		1,595	30,931
Margin call	—		—	—
Payable for variation margin	—		—	—
Unrealized loss on foreign spot currency contracts	—		—	—
Unrealized loss on forward foreign currency contracts	—		—	2,264
Investment advisory fees payable	86		83	838
CCO fees payable	1		1	13
Trustees fees payable	—		—	3
Accrued expense payable	30		22	379
Total Liabilities	47,980		6,521	808,491
Net Assets	$526,421		$331,002	$6,043,119
† Cost of investments	489,400		272,061	5,073,029
†† Cost of affiliated investments	52,157		67,481	1,785,008
††† Cost of foreign currency	—		9	—
†††† Premiums received	—		—	—
* Includes market value of securities on loan	26,438		—	712,934
NET ASSETS:
Paid-in Capital — (unlimited authorization — no par value)	$678,998		$569,865	$9,473,810
Undistributed net investment income	1,586		—	217
Accumulated net realized loss on investments, futures, securities sold short, swap contracts and foreign currency	(165,203)		(219,667)	(3,399,453)
Net unrealized appreciation (depreciation) on investments	9,521		(30,554)	(235,856)
Net unrealized appreciation on futures contracts	1,519		11,359	205,203
Net unrealized appreciation on swap contracts	—		—	—
Net unrealized appreciation (depreciation) on forward foreign currency contracts, foreign currencies and translation of other assets and liabilities denominated in foreign currencies	—		(1)	(802)
Net Assets	$526,421		$331,002	$6,043,119
Net Asset Value, Offering and Redemption Price Per Share — Class A	$12.55		$6.35	$7.36
	($526,421,000 ÷ 41,935,498 shares	)	($331,001,649 ÷ 52,106,083 shares )	($6,043,119,438 ÷ 820,898,926 shares )

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

214	SEI Institutional Investments Trust / Annual Report / May 31, 2009

Large Cap Index Fund		Small Cap Fund		Small/Mid Cap Equity Fund		U.S. Managed Volatility Fund		International Equity Fund

$347,407	*	$952,471	*	$1,647,342	*	$229,775		$693,240	*
42,465		187,882		262,151		8,584		56,682
3		3		190		11		1,826
—		1		183		—		1,729
—		—		—		—		—
5,312		15,035		33,000		1,149		10,739
1,648		9,482		16,185		1,032		18,432
850		1,051		2,149		478		4,207
76		389		959		—		129
—		—		—		—		1,150
—		—		—		—		32
—		—		—		—		4,161
—		—		—		—		6,134
2		9		14		—		7
397,763		1,166,323		1,962,173		241,029		798,468

39,140		162,201		204,858		—		47,802
4,521		11,198		18,792		845		27,739
180		6,573		12,911		2,256		8,421
—		—		—		—		6,160
—		—		—		—		248
—		1		—		—		9
—		—		—		—		2,873
3		425		671		47		236
1		2		4		1		1
—		—		1		—		—
26		63		112		20		103
43,871		180,463		237,349		3,169		93,592
$353,892		$985,860		$1,724,824		$237,860		$704,876
349,271		1,022,423		1,771,106		217,161		680,471
43,236		194,125		269,478		8,584		57,709
—		—		182		—		1,694
—		—		—		—		—
38,438		160,061		201,700		—		46,501

$387,381		$1,631,883		$2,652,156		$227,002		$1,226,589
1,350		918		7,462		733		3,350
(33,281)		(574,940)		(804,508)		(3,011)		(545,180)
(2,635)		(76,195)		(131,091)		12,614		11,742
1,077		4,193		804		522		930
—		—		—		—		6,134
—		1		1		—		1,311
$353,892		$985,860		$1,724,824		$237,860		$704,876
$78.92		$7.97		$7.85		$9.55		$6.08
($353,891,640 ÷ 4,484,269 shares	)	($985,860,003 ÷ 123,720,641 shares	)	($1,724,824,301 ÷ 219,593,360 shares	)	($237,859,529 ÷ 24,909,917 shares	)	($704,875,912 ÷ 115,968,242 shares	)

SEI Institutional Investments Trust / Annual Report / May 31, 2009	215

Statements of Assets and Liabilities ($ Thousands)

May 31, 2009

	World Equity Ex-US Fund		Screened World Equity Ex-US Fund	Enhanced LIBOR Opportunities Fund
ASSETS:
Investments at value†	$2,705,420	*	$49,554	$68,589
Affiliated investment, at value††	202,244		1,709	83,244
Repurchase agreements	—		—	11,500
Cash	16,056		60	23
Foreign currency, at value†††	11,975		—	—
Cash held as collateral for forward foreign currency contracts, future contracts and swap contracts	—		—	200
Receivable for fund shares sold	48,317		759	173
Receivable for investment securities sold	28,834		1,106	5,862
Dividends and interest receivable	16,359		257	409
Receivable for variation margin	453		10	—
Foreign tax reclaim receivable	1,886		36	1
Unrealized gain on foreign spot currency contracts	71		1	—
Unrealized gain on forward foreign currency contracts	11,633		—	1,975
Swap contracts at value††††	9,553		—	—
Reimbursement of investment advisory fees	—		27	—
Prepaid expenses	16		—	1
Total Assets	3,052,817		53,519	171,977
LIABILITIES:
Payable upon return on securities loaned	191,730		—	—
Payable for investment securities purchased	65,567		1,284	4,281
Payable for fund shares redeemed	60,708		25	428
Income distribution payable	—		—	—
Swap contracts at value††††	—		—	—
Options written, at value†††††	—		—	—
Payable to custodian	—		—	—
Margin call	5,305		—	—
Payable for variation margin	299		4	25
Overdraft of foreign currency, at value†††	—		46	—
Unrealized loss on foreign spot currency contracts	28		1	—
Unrealized loss on forward foreign currency contracts	5,528		—	2,054
Investment advisory fees payable	885		—	55
CCO fees payable	6		—	—
Trustees fees payable	1		—	—
Accrued expense payable	305		52	21
Accrued foreign capital gains tax on appreciated securities	698		—	—
Total Liabilities	331,060		1,412	6,864
Net Assets	$2,721,757		$52,107	$165,113
† Cost of investments and repurchase agreements	2,610,070		53,004	100,364
†† Cost of affiliated investments	204,887		1,709	123,097
††† Cost of foreign currency	11,516		(50)	—
†††† Premiums received	—		—	—
††††† Premiums received	—		—	—
* Includes market value of securities on loan	189,573		—	—
NET ASSETS:
Paid-in Capital — (unlimited authorization — no par value)	$3,905,537		$83,932	$231,814
Undistributed (distributions in excess of) net investment income	28,028		493	4
Accumulated net realized loss on investments, option contracts, swaptions, futures, swap contracts and foreign currency	(1,329,306)		(29,082)	(6,477)
Net unrealized appreciation (depreciation) on investments and option contracts	92,707		(3,450)	(60,128)
Net unrealized appreciation (depreciation) on futures contracts	8,750		200	(21)
Net unrealized appreciation (depreciation) on swap contracts	9,553		—	—
Net unrealized appreciation (depreciation) on forward foreign currency contracts, foreign currencies and translation of other assets and liabilities denominated in foreign currencies	7,186		14	(79)
Accumulated foreign capital gains tax on appreciated securities	(698)		—	—
Net Assets	$2,721,757		$52,107	$165,113
Net Asset Value, Offering and Redemption Price Per Share — Class A	$8.39		$6.42	$6.95
	($2,721,756,939 ÷ 324,226,971 shares	)	($52,107,392 ÷ 8,111,972 shares )	($165,113,022 ÷ 23,741,658 shares )

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

216	SEI Institutional Investments Trust / Annual Report / May 31, 2009

Core Fixed Income Fund	High Yield Bond Fund		Long Duration Fund	Emerging Markets Debt Fund	Real Return Fund

$4,728,580 *	$1,210,813	*	$1,413,103	$895,618 *	$255,995
555,300	250,236		63,576	10,665	4,157
—	—		—	—	—
333	—		5	13,451	—
480	—		—	14,293	—
44,026	—		960	4,393	—
53,934	9,984		15,904	1,298	3,677
567,502	37,708		3,797	24,154	2,969
36,998	26,706		15,930	18,515	1,839
3,066	—		7,434	79	—
178	13		—	—	—
—	—		—	—	—
1,229	—		—	1,664	—
—	—		—	—	—
—	—		—	—	—
40	9		2	5	2
5,991,666	1,535,469		1,520,711	984,135	268,639

358,233	208,079		—	10,948	—
880,204	57,092		30,477	6,269	—
166,243	29,512		—	61,674	8,057
2,157	263		21	—	—
38,735	—		891	1,505	—
399	—		—	—	—
—	—		—	—	10
—	—		—	—	—
1,904	—		—	—	—
—	850		—	—	—
—	—		—	213	—
2,269	—		—	1,800	—
590	277		170	424	76
10	3		3	2	1
2	1		1	—	—
327	121		101	74	18
—	—		—	—	—
1,451,073	296,198		31,664	82,909	8,162
$4,540,593	$1,239,271		$1,489,047	$901,226	$260,477
5,114,179	1,432,189		1,424,987	920,565	245,123
565,357	253,595		63,576	10,948	4,157
479	—		—	14,293	—
(22,110)	—		(216)	(385)	—
(609)	—		—	—	—
350,045	196,431		—	10,529	—

$5,006,593	$1,694,438		$1,558,802	$1,027,424	$256,028
9,037	1,899		(18)	7,588	(345)
(61,774)	(232,331)		(47,020)	(107,266)	(6,078)
(395,446)	(224,735)		(11,884)	(25,230)	10,872
(789)	—		(10,158)	34	—
(16,625)	—		(675)	(1,120)	—
(403)	—		—	(204)	—
—	—		—	—	—
$4,540,593	$1,239,271		$1,489,047	$901,226	$260,477
$9.42	$7.00		$7.77	$9.27	$10.11
($4,540,592,886 ÷ 482,175,848 shares )	($1,239,270,513 ÷ 177,155,172 shares	)	($1,489,047,443 ÷ 191,528,060 shares )	($901,225,689 ÷ 97,209,012 shares )	($260,477,297 ÷ 25,751,802 shares )

SEI Institutional Investments Trust / Annual Report / May 31, 2009	217

Statements of Operations ($ Thousands)

For the year or period ended May 31, 2009

	Large Cap Fund	Large Cap Diversified Alpha Fund	Large Cap Disciplined Equity Fund
Investment Income
Dividends	$7,793	$7,035	$129,864
Dividends from Affiliated Registered Investment Company (1)	193	274	5,353
Interest Income	29	80	1,224
Security Lending Income — Net	218	—	2,237
Less: Foreign Taxes Withheld	(16)	(14)	—
	8,217	7,375	138,678
Expenses:
Investment Advisory Fees	1,361	1,560	25,641
Administration Fees	170	195	3,205
Trustee Fees	6	8	127
Chief Compliance Officer Fees	2	2	31
Custodian/Wire Agent Fees	26	28	470
Professional Fees	23	23	399
Printing Fees	8	7	118
Registration Fees	5	4	86
Interest Expense on Reverse Repurchase Agreements	—	—	—
Dividend Expense on Short Sales	—	364	—
Interest Expense on Short Sales	—	282	—
Overdraft Fees	—	—	—
Other Expenses	20	23	192
Total Expenses	1,621	2,496	30,269
Less:
Waiver of Investment Advisory Fees	(566)	(429)	(15,172)
Waiver of Administration Fees	(170)	(195)	(3,205)
Fees Paid Indirectly (1)	(31)	—	(8)
Net Expenses	854	1,872	11,884
Net Investment Income	7,363	5,503	126,794
Net Realized and Unrealized Gain (Loss) on Investments:
Investments	(56,265)	(174,479)	(1,890,849)
Affiliated Investments	—	(8,787)	(208,188)
Securities Sold Short	—	39,328	—
Futures Contracts	(6,532)	(42,422)	(811,095)
Swap Contracts	—	—	—
Foreign Currency Transactions	—	—	(1,882)
Net Change in Unrealized Appreciation (Depreciation) on:
Investments	(39,919)	(38,634)	(482,063)
Affiliated Investments	(446)	(12,957)	(235,143)
Securities Sold Short	—	(55)	—
Futures Contracts	122	3,441	49,053
Swap Contracts	—	—	—
Foreign Currency and Translation of Other Assets and Liabilities Denominated in Foreign Currencies	—	(1)	(451)
Net Increase (Decrease) in Net Assets Resulting from Operations	$(95,677)	$(229,063)	$(3,453,824)

(1)	See Note 4 in the Notes to the Financial Statements.
(2)	Commenced operations on January 2, 2009.

Amounts designated as “—” are zero or have been rounded to zero.

The accompanying notes are an integral part of the financial statements.

218	SEI Institutional Investments Trust / Annual Report / May 31, 2009

Large Cap Index Fund	Small Cap Fund	Small/Mid Cap Fund	U.S. Managed Volatility Fund(a)	International Equity Fund

$8,269	$15,448	$26,953	$1,480	$27,257
77	860	1,329	12	535
4	654	727	1	2,575
294	3,557	4,118	—	1,688
—	(11)	(35)	(9)	(2,022)
8,644	20,508	33,092	1,484	30,033

561	7,458	11,440	365	4,424
165	574	880	28	438
6	24	34	—	18
2	5	9	1	4
26	75	130	7	259
21	73	111	6	53
6	20	34	3	13
4	11	26	3	9
—	—	—	—	15
—	—	—	—	—
—	—	—	—	—
—	—	—	—	31
22	52	67	5	96
813	8,292	12,731	418	5,360

(450)	(1,504)	(3,030)	(194)	(1,467)
(165)	(574)	(880)	(28)	(438)
—	(239)	(407)	—	(49)
198	5,975	8,414	196	3,406
8,446	14,533	24,678	1,288	26,627

(26,739)	(461,591)	(624,341)	(2,271)	(419,577)
—	—	—	—	—
—	—	—	—	—
(2,702)	(10,993)	(30,550)	(740)	(71,808)
—	—	—	—	(38,277)
—	(114)	(404)	—	(19,516)

(109,469)	(132,246)	(216,030)	12,614	(151,132)
(792)	(6,244)	—	—	(1,027)
—	—	—	—	—
553	(1,037)	(4,349)	522	(6,218)
—	—	—	—	107

—	10	9	—	2,112
$(130,703)	$(597,682)	$(850,987)	$11,413	$(678,709)

SEI Institutional Investments Trust / Annual Report / May 31, 2009	219

Statements of Operations ($ Thousands)

For the year or period ended May 31, 2009

	World Equity Ex-US Fund	Screened World Equity Ex-US Fund(2)	Enhanced LIBOR Opportunities Fund
Investment Income
Dividends	$81,533	$1,721	$2
Dividends from Affiliated Registered Investment Company (1)	2,250	29	273
Interest Income	5,380	23	6,149
Security Lending Income — Net	2,296	—	—
Less: Foreign Taxes Withheld	(7,082)	(156)	—
	84,377	1,617	6,424
Expenses:
Investment Advisory Fees	13,304	330	868
Administration Fees	1,209	25	96
Trustee Fees	47	1	4
Chief Compliance Officer Fees	12	—	1
Custodian/Wire Agent Fees	833	176	14
Professional Fees	156	3	12
Printing Fees	46	1	4
Registration Fees	51	3	2
Interest Expense on Reverse Repurchase Agreements	26	—	—
Overdraft Fees	65	—	—
Other Expenses	177	21	47
Total Expenses	15,926	560	1,048
Less:
Waiver of Investment Advisory Fees	(3,747)	(129)	(154)
Waiver of Administration Fees	(1,209)	(25)	(96)
Fees Paid Indirectly (1)	(88)	—	—
Net Expenses	10,882	406	798
Net Investment Income	73,495	1,211	5,626
Net Realized and Unrealized Gain (Loss) on Investments:
Investments	(980,785)	(27,406)	(12,538)
Futures Contracts	(156,885)	(1,659)	(1,289)
Written Options	—	—	—
Written Swaptions	—	—	—
Swap Contracts	(94,972)	—	272
Foreign Currency Transactions	(43,428)	(174)	(1,934)
Net Change in Unrealized Appreciation (Depreciation) on:
Investments	(166,705)	(3,450)	(9,547)
Affiliated Investments	(2,643)	—	(34,093)
Futures Contracts	(19,704)	200	(23)
Written Options	—	—	—
Written Swaptions	—	—	—
Swap Contracts	(1,118)	—	(85)
Foreign Capital Gains Tax	(343)	—	—
Foreign Currency and Translation of Other Assets and Liabilities Denominated in Foreign Currencies	7,784	14	235
Net Increase (Decrease) in Net Assets Resulting from Operations	$(1,385,304)	$(31,264)	$(53,376)

(1)	See Note 4 in the Notes to the Financial Statements.
(2)	Commenced operations on June 30, 2008.

Amounts designated as “—” are zero or have been rounded to zero.

The accompanying notes are an integral part of the financial statements.

220	SEI Institutional Investments Trust / Annual Report / May 31, 2009

Core Fixed Income Fund	High Yield Bond Fund	Long Duration Fund	Emerging Markets Debt Fund	Real Return Fund

$214	$8,887	$—	$—	$—
2,253	803	88	—	89
296,821	125,349	23,597	86,100	7,074
4,987	1,315	—	177	—
(48)	(93)	—	(3)	—
304,227	136,261	23,685	86,274	7,163

15,971	5,671	1,399	8,036	2,114
2,663	582	233	473	151
105	23	6	18	6
28	6	4	5	2
417	87	36	117	30
317	74	44	59	18
98	24	21	19	5
30	14	16	8	2
—	—	—	—	—
—	—	—	39	11
196	94	46	89	24
19,825	6,575	1,805	8,863	2,363

(9,708)	(1,920)	(639)	(3,148)	(1,113)
(2,663)	(582)	(233)	(473)	(151)
—	—	—	—	—
7,454	4,073	933	5,242	1,099
296,773	132,188	22,752	81,032	6,064

(40,630)	(189,876)	(43,619)	(95,661)	(4,634)
8,285	—	(17,437)	2,172	194
12,139	—	—	264	—
(2,086)	—	—	—	—
(31,271)	—	22,422	(3,607)	—
12,443	—	—	(11,390)	3,101

(232,225)	(131,655)	5,205	(25,295)	(3,472)
(10,056)	(3,358)	—	(283)	—
3,172	—	(10,174)	(35)	(2,034)
(107)	—	—	(7)	—
1,076	—	—	—	—
22,935	—	(1,624)	791	—
—	—	—	—	—
(1,392)	—	—	756	(610)
$39,056	$(192,701)	$(22,475)	$(51,263)	$(1,391)

SEI Institutional Investments Trust / Annual Report / May 31, 2009	221

Statements of Changes in Net Assets ($ Thousands)

For the years ended May 31,

	Large Cap Fund		Large Cap Diversified Alpha Fund
	2009	2008	2009	2008
Operations:
Net Investment Income	$7,363	$7,508	$5,503	$5,612
Net Realized Gain (Loss) from Investments, Affiliated Investments, Securities Sold Short, Written Options, Written Swaptions, Futures Contracts and Swap Contracts	(62,797)	69,587	(186,360)	(26,707	)(4)
Net Realized Loss on Foreign Currency Transactions	—	—	—	—
Net Change in Unrealized Depreciation on Investments, Affiliated Investments and Future Contracts	(40,243)	(100,408)	(48,205)	(22,430)
Net Change in Unrealized Appreciation (Depreciation) on Foreign Currency Transactions	—	—	(1)	—
Net Decrease in Net Assets Resulting from Operations	(95,677)	(23,313)	(229,063)	(43,525)
Dividends and Distributions From:
Net Investment Income:
Class A	(6,781)	(8,626)	(772)	(7,084)
Net Realized Gains:
Class A	—	—	—	(21,162)
Return of Capital
Class A	—	—	(2,889)	—
Total Dividends and Distributions	(6,781)	(8,626)	(3,661)	(28,246)
Capital Share Transactions:(1)
Class A:
Proceeds from Shares Issued	331,341	24,208	188,769	262,224
Reinvestment of Dividends & Distributions	6,761	8,602	3,328	25,898
Cost of Shares Redeemed	(70,379)	(333,709)	(180,732)	(117,944	)(3)
Increase (Decrease) in Net Assets Derived from Capital Share Transactions	267,723	(300,899)	11,365	170,178
Net Increase (Decrease) in Net Assets	165,265	(332,838)	(221,359)	98,407
Net Assets:
Beginning of Year	361,156	693,994	552,361	453,954
End of Year	$526,421	$361,156	$331,002	$552,361
Undistributed (Distributions in Excess of) Net Investment Income Included in Net Assets at Period End	$1,586	$968	$—	$(861)
(1)	See Note 5 in the Notes to Financial Statements for additional information.
(2)	Includes subscriptions as a result of an in-kind transfers of securities (see Note 8).
(3)	Includes redemptions as a result of an in-kind transfers of securities (see Note 8).
(4)	Includes realized loss of $(2,669) ($ Thousands) due to in-kind redemptions (see Note 8).
(5)	Includes realized loss of $(63,427) ($ Thousands) due to in-kind redemptions (see Note 8).

Amounts designated as “—” are zero or have been rounded to zero.

The accompanying notes are an integral part of the financial statements.

222	SEI Institutional Investments Trust / Annual Report / May 31, 2009

Large Cap Disciplined Equity Fund			Large Cap Index Fund		Small Cap Fund
2009	2008		2009	2008	2009	2008

$126,794	$140,806		$8,446	$7,641	$14,533	$14,958
(2,910,132)	(412,975	)(5)	(29,441)	6,603	(472,584)	27,641
(1,882)	(2,160)		—	—	(114)	(186)
(668,153)	(532,973)		(109,708)	(38,727)	(139,527)	(321,896)
(451)	(1,384)		—	—	10	(9)
(3,453,824)	(808,686)		(130,703)	(24,483)	(597,682)	(279,492)

(10,906)	(154,202)		(8,380)	(7,735)	(23,822)	(15,664)

—	(470,491)		(620)	(10,331)	—	(219,331)

(79,835)	—		—	—	—	—
(90,741)	(624,693)		(9,000)	(18,066)	(23,822)	(234,995)

2,154,108 (2)	3,092,387	(2)	156,678	48,887	174,015	162,821
89,812	618,766		8,560	16,951	22,561	223,813
(1,423,578)	(1,343,644	)(3)	(58,516)	(53,349)	(408,912)	(189,304)
820,342	2,367,509		106,722	12,489	(212,336)	197,330
(2,724,223)	934,130		(32,981)	(30,060)	(833,840)	(317,157)

8,767,342	7,833,212		386,873	416,933	1,819,700	2,136,857
$6,043,119	$8,767,342		$353,892	$386,873	$985,860	$1,819,700
$217	$(14,517)		$1,350	$1,244	$918	$11,553

SEI Institutional Investments Trust / Annual Report / May 31, 2009	223

Statements of Changes in Net Assets ($ Thousands)

For the years or period ended May 31,

	Small/Mid Cap Equity Fund		U.S. Managed Volatility Fund(3)
	2009	2008	2009
Operations:
Net Investment Income	$24,678	$20,390	$1,288
Net Realized Gain (Loss) from Investments, Affiliated Investments, Securities Sold Short, Written Options, Written Swaptions, Futures Contracts and Swap Contracts	(654,891)	(84,527)	(3,011)
Net Realized Gain (Loss) on Foreign Currency Transactions	(404)	(187)	—
Net Change in Unrealized Appreciation (Depreciation) on Investments, Affiliated Investments, Written Options, Written Swaptions, Future Contracts and Swap Contracts	(220,379)	(204,402)	13,136
Net Change in Unrealized Appreciation (Depreciation) on Foreign Cap Gains Tax	—	—	—
Net Change in Unrealized Appreciation (Depreciation) on Foreign Currency Transactions	9	(9)	—
Net Increase (Decrease) in Net Assets Resulting from Operations	(850,987)	(268,735)	11,413
Dividends and Distributions From:
Net Investment Income:
Class A	(27,726)	(20,152)	(555)
Net Realized Gains:
Class A	—	(138,055)	—
Return of Capital
Class A	—	—	—
Total Dividends and Distributions	(27,726)	(158,207)	(555)
Capital Share Transactions:(1)
Class A:
Proceeds from Shares Issued	556,902	1,097,100 (2)	232,207
Reinvestment of Dividends & Distributions	27,474	157,300	555
Cost of Shares Redeemed	(353,895)	(320,148)	(5,760)
Increase (Decrease) in Net Assets Derived from Capital Share Transactions	230,481	934,252	227,002
Net Increase (Decrease) in Net Assets	(648,232)	507,310	237,860
Net Assets:
Beginning of Period	2,373,056	1,865,746	—
End of Period	$1,724,824	$2,373,056	$237,860
Undistributed (Distributions in Excess of) Net Investment Income Included in Net Assets at Period End	$7,462	$11,316	$733
(1)	See Note 5 in the Notes to Financial Statements for additional information.
(2)	Includes subscriptions as a result of an in-kind transfers of securities (see Note 8).
(3)	Commenced operations on December 30, 2008.
(4)	Commenced operations on June 30, 2008.

Amounts designated as “—” are zero or have been rounded to zero.

The accompanying notes are an integral part of the financial statements.

224	SEI Institutional Investments Trust / Annual Report / May 31, 2009

International Equity Fund		World Equity Ex-US Fund		Screened World Equity Ex-US Fund(4)	Enhanced LIBOR Opportunities Fund
2009	2008	2009	2008	2009	2009	2008

$26,627	$46,649	$73,495	$69,836	$1,211	$5,626	$9,046
(529,662)	36,393	(1,232,642)	(104,063)	(29,065)	(13,555)	(4,750)
(19,516)	14,358	(43,428)	27,205	(174)	(1,934)	(576)
(158,270)	(187,680)	(190,170)	(24,409)	(3,250)	(43,748)	(16,236)
—	31	(343)	7	—	—	—
2,112	(1,243)	7,784	(2,194)	14	235	(634)
(678,709)	(91,492)	(1,385,304)	(33,618)	(31,264)	(53,376)	(13,150)

(10,879)	(56,937)	—	(73,619)	(561)	(3,100)	(8,559)

(2,062)	(230,342)	—	(156,358)	—	—	(268)

—	—	—	—	—	(929)	—
(12,941)	(287,279)	—	(229,977)	(561)	(4,029)	(8,827)

315,996	173,293	1,523,949	1,644,345	97,244	30,159	179,865
12,425	279,171	—	229,316	507	3,943	8,806
(384,857)	(411,365)	(718,008)	(361,960)	(13,819)	(55,964)	(45,744)
(56,436)	41,099	805,941	1,511,701	83,932	(21,862)	142,927
(748,086)	(337,672)	(579,363)	1,248,106	52,107	(79,267)	120,950

1,452,962	1,790,634	3,301,120	2,053,014	—	244,380	123,430
$704,876	$1,452,962	$2,721,757	$3,301,120	$52,107	$165,113	$244,380
$3,350	$6,492	$28,028	$(635)	$493	$4	$1,087

SEI Institutional Investments Trust / Annual Report / May 31, 2009	225

Statements of Changes in Net Assets ($ Thousands)

For the years ended May 31,

	Core Fixed Income Fund		High Yield Bond Fund
	2009	2008	2009	2008
Operations:
Net Investment Income	$296,773	$335,088	$132,188	$114,672
Net Realized Gain (Loss) from Investments, Affiliated Investments, Securities Sold Short, Written Options, Written Swaptions, Futures Contracts and Swap Contracts	(53,563)	134,777	(189,876)	(29,320)
Net Realized Gain (Loss) on Foreign Currency Transactions	12,443	(3,150)	—	—
Net Change in Unrealized Appreciation (Depreciation) on Investments, Affiliated Investments, Securities Sold Short Written Options, Written Swaptions, Futures Contracts and Swap Contracts	(215,205)	(150,272)	(135,013)	(117,173)
Net Change in Unrealized Appreciation (Depreciation) on Foreign Currency Transactions	(1,392)	1,196	—	—
Net Increase (Decrease) in Net Assets Resulting from Operations	39,056	317,639	(192,701)	(31,821)
Dividends and Distributions From:
Net Investment Income:
Class A	(298,149)	(336,849)	(125,601)	(114,928)
Net Realized Gains:
Class A	(90,124)	—	(10,261)	(12,235)
Return of Capital
Class A	—	—	—	—
Total Dividends and Distributions	(388,273)	(336,849)	(135,862)	(127,163)
Capital Share Transactions:(1)
Class A:
Proceeds from Shares Issued	1,865,234	1,887,634	340,770	389,605
Reinvestment of Dividends & Distributions	374,113	329,184	133,130	125,115
Cost of Shares Redeemed	(3,498,985)	(1,942,287)	(305,925)	(197,801)
Increase (Decrease) in Net Assets Derived from Capital Share Transactions	(1,259,638)	274,531	167,975	316,919
Net Increase (Decrease) in Net Assets	(1,608,855)	255,321	(160,588)	157,935
Net Assets:
Beginning of Year	6,149,448	5,894,127	1,399,859	1,241,924
End of Year	$4,540,593	$6,149,448	$1,239,271	$1,399,859
Undistributed (Distributions in Excess of) Net Investment Income Included in Net Assets at Period End	$9,037	$(2,489)	$1,899	$(6,220)
(1)	See Note 5 in the Notes to Financial Statements for additional information.

Amounts designated as “—” are zero or have been rounded to zero.

The accompanying notes are an integral part of the financial statements.

226	SEI Institutional Investments Trust / Annual Report / May 31, 2009

Long Duration Fund		Emerging Markets Debt Fund		Real Return Fund
2009	2008	2009	2008	2009	2008

$22,752	$8,849	$81,032	$63,558	$6,064	$16,546
(38,634)	273	(96,832)	(3,876)	(4,440)	694
—	—	(11,390)	5,991	3,101	646
(6,593)	(10,883)	(24,829)	(31,513)	(5,506)	19,222
—	—	756	(1,535)	(610)	(368)
(22,475)	(1,761)	(51,263)	32,625	(1,391)	36,740

(24,618)	(9,372)	(76,229)	(67,527)	(19,450)	(9,863)

—	—	—	(10,109)	(63)	(2,775)

—	—	—	—	(1,496)	—
(24,618)	(9,372)	(76,229)	(77,636)	(21,009)	(12,638)

1,468,293	16,563	238,272	345,931	70,945	232,500
24,542	9,335	74,453	76,551	20,190	12,638
(72,449)	(83,627)	(346,498)	(119,016)	(170,387)	(128,642)
1,420,386	(57,729)	(33,773)	303,466	(79,252)	116,496
1,373,293	(68,862)	(161,265)	258,455	(101,652)	140,598

115,754	184,616	1,062,491	804,036	362,129	221,531
$1,489,047	$115,754	$901,226	$1,062,491	$260,477	$362,129
$(18)	$(959)	$7,588	$13,782	$(345)	$9,457

SEI Institutional Investments Trust / Annual Report / May 31, 2009	227

Financial Highlights

For the years or periods ended May 31,

For a share outstanding throughout each period

	Net Asset Value, Beginning of Period	Net Investment Income(2)	Net Realized and Unrealized Gains (Losses) on Securities	Total from Operations	Dividends from Net Investment Income		Distributions from Realized Capital Gains	Total Dividends and Distributions
Large Cap Fund
Class A
2009	$18.75	$0.28	$(6.22)	$(5.94)	$(0.26)		$—	$(0.26)
2008	20.31	0.32	(1.52)	(1.20)	(0.36)		—	(0.36)
2007	16.93	0.28	3.40	3.68	(0.30)		—	(0.30)
2006	15.53	0.24	1.44	1.68	(0.28)		—	(0.28)
2005	14.47	0.25	1.05	1.30	(0.24)		—	(0.24)
Large Cap Diversified Alpha Fund
Class A
2009	$10.23	$0.10	$(3.91)	$(3.81)	$(0.07	)**	$—	$(0.07)
2008	11.94	0.13	(1.15)	(1.02)	(0.17)		(0.52)	(0.69)
2007	9.94	0.19	2.04	2.23	(0.16)		(0.07)	(0.23)
2006(1)	10.00	0.04	(0.09)	(0.05)	(0.01)		—	(0.01)
Large Cap Disciplined Equity Fund
Class A
2009	$12.07	$0.16	$(4.75)	$(4.59)	$(0.12	)***	$—	$(0.12)
2008	14.38	0.22	(1.54)	(1.32)	(0.25)		(0.74)	(0.99)
2007††	12.36	0.51	2.27	2.78	(0.30)		(0.46)	(0.76)
2006††	12.05	0.26	0.85	1.11	(0.22)		(0.58)	(0.80)
2005††	11.18	0.20	0.94	1.14	(0.18)		(0.09)	(0.27)
Large Cap Index Fund
Class A
2009	$121.02	$2.13	$(41.96)	$(39.83)	$(2.13)		$(0.14)	$(2.27)
2008	135.30	2.47	(10.72)	(8.25)	(2.52)		(3.51)	(6.03)
2007	113.02	2.29	23.15	25.44	(2.33)		(0.83)	(3.16)
2006	106.24	2.06	7.77	9.83	(1.94)		(1.11)	(3.05)
2005	99.12	1.93	7.20	9.13	(1.82)		(0.19)	(2.01)
Small Cap Fund
Class A
2009	$12.42	$0.11	$(4.37)	$(4.26)	$(0.19)		$—	$(0.19)
2008	16.44	0.11	(2.26)	(2.15)	(0.12)		(1.75)	(1.87)
2007	15.52	0.10	2.85	2.95	(0.12)		(1.91)	(2.03)
2006	14.27	0.07	2.55	2.62	(0.06)		(1.31)	(1.37)
2005	14.70	0.07	1.38	1.45	(0.05)		(1.83)	(1.88)

*	The expense ratio includes dividend and interest expenses on short sales. Had these expenses been excluded, the ratios would have been 0.31% for the period ended May 31, 2009 and 0.32%, 0.35% and 0.34% for 2008, 2007 and 2006, respectively.
**	Includes a return of capital of $0.05 per share. See Note 7 in Notes to Financial Statements.
***	Includes a return of capital of $0.10 per share. See Note 7 in Notes to Financial Statements.
†	Returns and portfolio turnover rates are for the period indicated and have not been annualized. Returns do not reflect the deduction of taxes the shareholder would pay on fund distributions or redemption of Fund shares.
††	Per share amounts have been adjusted for a 10 to 1 stock split paid to shareholders of record on November 16, 2006.
(1)	Commenced operations on February 28, 2006. All ratios for the period have been annualized.
(2)	Per share net investment income and net realized and unrealized gains (losses) calculated using average shares.
(3)	The expense ratio includes interest expense on reverse repurchase agreements. Had this expense been excluded, the ratios would have been 0.22%, 0.22%, and 0.47%, respectively.

Amounts designated as “—” are zero or have been rounded to zero.

The accompanying notes are an integral part of the financial statements.

228	SEI Institutional Investments Trust / Annual Report / May 31, 2009

Net Asset Value, End of Period	Total Return†	Net Assets End of Period ($ Thousands)	Ratio of Net Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly and Including Waivers)		Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly and Waivers)	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate†

$12.55	(31.73)%	$526,421	0.25%		0.26%		0.48%	2.16%	81%
18.75	(5.95)	361,156	0.26		0.26		0.47	1.66	57
20.31	21.97	693,994	0.26		0.26		0.46	1.57	47
16.93	10.87	801,217	0.25		0.26		0.48	1.47	103
15.53	9.02	1,751,751	0.26		0.26		0.47	1.67	43

$6.35	(37.33)%	$331,002	0.48	%*	0.48	%*	0.64%	1.41%	132%
10.23	(8.80)	552,361	0.64	*	0.64	*	0.79	1.17	77
11.94	22.64	453,954	0.62	*	0.62	*	0.74	1.77	132
9.94	(0.49)	139,046	0.45	*	0.45	*	0.66	1.70	47

$7.36	(38.18)%	$6,043,119	0.19%		0.19%		0.47%	1.97%	108%
12.07	(9.57)	8,767,342	0.19		0.19		0.47	1.70	111
14.38	23.15	7,833,212	0.23	(3)	0.23	(3)	0.47 (3)	2.43	135
12.36	9.33	4,938,416	0.24		0.24		0.47	2.10	140
12.05	10.26	3,531,361	0.31		0.31		0.47	1.69	71

$78.92	(32.99)%	$353,892	0.06%		0.06%		0.25%	2.56%	18%
121.02	(6.25)	386,873	0.06		0.06		0.24	1.97	14
135.30	22.87	416,933	0.06		0.06		0.24	1.88	10
113.02	9.34	367,084	0.08		0.08		0.24	1.84	20
106.24	9.29	320,703	0.13		0.13		0.24	1.89	8

$7.97	(34.27)%	$985,860	0.52%		0.54%		0.72%	1.26%	122%
12.42	(13.58)	1,819,700	0.52		0.54		0.72	0.80	99
16.44	20.32	2,136,857	0.52		0.54		0.72	0.67	92
15.52	18.93	1,951,138	0.52		0.54		0.72	0.44	119
14.27	9.81	1,610,876	0.54		0.54		0.72	0.46	94

SEI Institutional Investments Trust / Annual Report / May 31, 2009	229

Financial Highlights

For the years or periods ended May 31,

For a share outstanding throughout each period

	Net Asset Value, Beginning of Period	Net Investment Income(3)	Net Realized and Unrealized Gains (Losses) on Securities	Total from Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Total Dividends and Distributions
Small/Mid Cap Equity Fund
Class A
2009	$12.22	$0.12	$(4.36)	$(4.24)	$(0.13)	$—	$(0.13)
2008	14.95	0.12	(1.91)	(1.79)	(0.12)	(0.82)	(0.94)
2007††	13.38	0.19	2.57	2.76	(0.13)	(1.06)	(1.19)
2006††	11.96	0.09	1.97	2.06	(0.08)	(0.56)	(0.64)
2005††	10.70	0.05	1.38	1.43	(0.05)	(0.12)	(0.17)
U.S. Managed Volatility Fund
Class A
2009(2)	$10.00	$0.09	$(0.51)	$(0.42)	$(0.03)	$—	$(0.03)
International Equity Fund
Class A
2009	$11.12	$0.21	$(5.15)	$(4.94)	$(0.09)	$(0.01)	$(0.10)
2008	14.27	0.37	(1.05)	(0.68)	(0.44)	(2.03)	(2.47)
2007	14.05	0.37	3.12	3.49	(0.50)	(2.77)	(3.27)
2006	11.15	0.29	3.09	3.38	(0.37)	(0.11)	(0.48)
2005	10.06	0.23	1.16	1.39	(0.30)	—	(0.30)
World Equity Ex-US Fund
Class A
2009	$14.56	$0.26	$(6.43)	$(6.17)	$—	$—	$—
2008	15.96	0.38	(0.51)	(0.13)	(0.39)	(0.88)	(1.27)
2007	12.99	0.35	3.47	3.82	(0.33)	(0.52)	(0.85)
2006	9.81	0.27	3.01	3.28	(0.09)	(0.01)	(0.10)
2005(4)	10.00	0.07	(0.26)	(0.19)	—	—	—
Screened World Equity Ex-US Fund
Class A
2009(1)	$10.00	$0.14	$(3.66)	$(3.52)	$(0.06)	$—	$(0.06)
Enhanced LIBOR Opportunities Fund
Class A
2009	$9.11	$0.22	$(2.22)	$(2.00)	$(0.16)*	$—	$(0.16)
2008	10.14	0.42	(1.00)	(0.58)	(0.44)	(0.01)	(0.45)
2007(7)	10.00	0.27	0.03	0.30	(0.16)	—	(0.16)
Core Fixed Income Fund
Class A
2009	$9.95	$0.52	$(0.38)	$0.14	$(0.52)	$(0.15)	$(0.67)
2008	9.99	0.54	(0.04)	0.50	(0.54)	—	(0.54)
2007	9.84	0.53	0.14	0.67	(0.52)	—	(0.52)
2006	10.34	0.47	(0.48)	(0.01)	(0.48)	(0.01)	(0.49)
2005	10.19	0.41	0.27	0.68	(0.42)	(0.11)	(0.53)

*	Includes a return of capital of $0.04 per share. See Note 7 in Notes to Financial Statements.
†	Returns and portfolio turnover rates are for the period indicated and have not been annualized. Returns do not reflect the deduction of taxes the shareholder would pay on fund distributions or redemption of Fund shares.
††	Per share amounts have been adjusted for a 10 to 1 stock split paid to shareholders of record on November 16, 2006.
(1)	Commenced operations on June 30, 2008. All ratios for the period have been annualized.
(2)	Commenced operations on December 30, 2008. All ratios for the period have been annualized.
(3)	Per share net investment income and net realized and unrealized gains (losses) calculated using average shares.
(4)	Commenced operations on March 28, 2005. All ratios for the period have been annualized.
(5)	The expense ratio includes interest expense on reverse repurchase agreements. Had this expense been excluded, the ratios would have been 0.37%, 0.37%, and 0.59%, respectively.
(6)	The expense ratio includes interest expense on reverse repurchase agreements. Had this expense been excluded, the ratios would have been 0.60%, 0.60%, and 0.67%, respectively.
(7)	Commenced operations on December 14, 2006. All ratios for the period have been annualized.
(8)	The expense ratio includes interest expense on reverse repurchase agreements. Had this expense been excluded, the ratio would have been 0.39%, 0.40%, and 0.61%, respectively.
(9)	The expense ratio includes interest expense on reverse repurchase agreements. Had this expense been excluded, the ratio would have been 0.39%, 0.39%, and 0.61%, respectively.
(10)	The expense ratio includes interest expense on reverse repurchase agreements. Had this expense been excluded, the ratio would have been 0.45%, 0.45%, and 0.66%, respectively.

Amounts designated as “—” are zero or have been rounded to zero.

The accompanying notes are an integral part of the financial statements.

230	SEI Institutional Investments Trust / Annual Report / May 31, 2009

Net Asset Value, End of Period	Total Return†	Net Assets End of Period ($ Thousands)	Ratio of Net Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly and Including Waivers)		Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly and Waivers)		Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate†

$7.85	(34.70)%	$1,724,824	0.48%		0.50%		0.72%		1.40%	125%
12.22	(12.14)	2,373,056	0.49		0.50		0.72		0.97	95
14.95	21.60	1,865,746	0.48		0.50		0.72		0.85	104
13.38	17.51	1,216,640	0.50		0.53		0.72		0.69	123
11.96	13.38	768,897	0.62		0.62		0.72		0.47	98

$9.55	(4.16)%	$237,860	0.35%		0.35%		0.75%		2.31%	31%

$6.08	(44.32)%	$704,876	0.39	%(9)	0.39	%(9)	0.61	%(9)	3.03%	200%
11.12	(5.52)	1,452,962	0.40	(8)	0.41	(8)	0.62	(8)	2.99	145
14.27	28.00	1,790,634	0.50	(5)	0.50	(5)	0.71	(5)	2.69	153
14.05	30.77	1,656,985	0.36		0.36		0.63		2.30	116
11.15	13.73	1,677,254	0.43		0.43		0.58		2.12	48

$8.39	(42.38)%	$2,721,757	0.45	%(10)	0.45	%(10)	0.66	%(10)	3.03%	171%
14.56	(1.14)	3,301,120	0.57		0.57		0.67		2.58	153
15.96	30.29	2,053,014	0.71	(6)	0.71	(6)	0.77	(6)	2.45	154
12.99	33.52	908,582	0.60		0.61		0.76		2.22	104
9.81	(1.90)	234,396	0.60		0.60		0.70		4.35	15

$6.42	(35.12)%	$52,107	0.80%		0.80%		1.10%		2.38%	101%

$6.95	(22.20)%	$165,113	0.41%		0.41%		0.54%		2.91%	27%
9.11	(5.88)	244,380	0.42		0.42		0.55		4.45	25
10.14	3.02	123,430	0.44		0.44		0.54		5.84	53

$9.42	1.85%	$4,540,593	0.14%		0.14%		0.37%		5.56%	411%
9.95	5.10	6,149,448	0.14		0.14		0.37		5.35	432
9.99	6.95	5,894,127	0.14		0.14		0.37		5.23	428
9.84	(0.09)	4,646,403	0.14		0.14		0.37		4.62	545
10.34	6.77	4,265,249	0.15		0.15		0.37		3.94	615

SEI Institutional Investments Trust / Annual Report / May 31, 2009	231

Financial Highlights

For the years or periods ended May 31,

For a share outstanding throughout each period

	Net Asset Value, Beginning of Period	Net Investment Income(3)	Net Realized and Unrealized Gains (Losses) on Securities	Total from Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Total Dividends and Distributions
High Yield Bond Fund
Class A
2009	$9.17	$0.80	$(2.14)	$(1.34)	$(0.77)	$(0.06)	$(0.83)
2008	10.33	0.82	(1.07)	(0.25)	(0.82)	(0.09)	(0.91)
2007	10.08	0.84	0.30	1.14	(0.84)	(0.05)	(0.89)
2006(2)	10.00	0.40	0.08	0.48	(0.40)	—	(0.40)
Long Duration Fund
Class A
2009	$8.57	$0.39	$(0.72)	$(0.33)	$(0.47)	$—	$(0.47)
2008	9.52	0.51	(0.91)	(0.40)	(0.55)	—	(0.55)
2007	9.31	0.53	0.18	0.71	(0.50)	—	(0.50)
2006	10.56	0.46	(1.07)	(0.61)	(0.54)	(0.10)	(0.64)
2005	9.77	0.42	1.03	1.45	(0.54)	(0.12)	(0.66)
Emerging Markets Debt Fund
Class A
2009	$10.42	$0.75	$(1.19)	$(0.44)	$(0.71)	$—	$(0.71)
2008	10.95	0.70	(0.37)	0.33	(0.75)	(0.11)	(0.86)
2007	9.97	0.65	1.03	1.68	(0.62)	(0.08)	(0.70)
2006(2)	10.00	0.27	(0.17)	0.10	(0.13)	—	(0.13)
Real Return Fund
Class A
2009	$10.99	$0.21	$(0.27)	$(0.06)	$(0.82)*	$—	$(0.82)
2008	10.10	0.58	0.75	1.33	(0.34)	(0.10)	(0.44)
2007(1)	10.00	0.26	(0.03)	0.23	(0.13)	—	(0.13)
*	Includes a return of capital of $0.06 per share. See Note 7 in Notes to Financial Statements.
†	Returns and portfolio turnover rates are for the period indicated and have not been annualized. Returns do not reflect the deduction of taxes the shareholder would pay on fund distributions or redemption of Fund shares.
(1)	Commenced operations on December 14, 2006. All ratios for the period have been annualized.
(2)	Commenced operations on December 5, 2005. All ratios for the period have been annualized.
(3)	Per share net investment income and net realized and unrealized gains (losses) calculated using average shares.

Amounts designated as “—” are zero or have been rounded to zero.

The accompanying notes are an integral part of the financial statements.

232	SEI Institutional Investments Trust / Annual Report / May 31, 2009

Net Asset Value, End of Period	Total Return†	Net Assets End of Period ($Thousands)	Ratio of Net Expenses to Average Net Assets	Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly and Including Waivers)	Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly and Waivers)	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate†

$7.00	(13.79)%	$1,239,271	0.35%	0.35%	0.56%	11.34%	79%
9.17	(2.36)	1,399,859	0.35	0.35	0.55	8.63	59
10.33	11.81	1,241,924	0.35	0.35	0.56	8.25	98
10.08	4.85	862,371	0.35	0.35	0.57	8.15	58

$7.77	(3.89)%	$1,489,047	0.20%	0.20%	0.39%	4.88%	95%
8.57	(4.52)	115,754	0.20	0.20	0.39	5.47	58
9.52	7.67	184,616	0.20	0.20	0.38	5.49	97
9.31	(6.08)	165,324	0.20	0.20	0.39	4.69	113
10.56	15.26	76,054	0.20	0.20	0.41	4.05	449

$9.27	(3.55)%	$901,226	0.55%	0.55%	0.94%	8.56%	78%
10.42	3.24	1,062,491	0.55	0.55	0.93	6.65	66
10.95	17.40	804,036	0.55	0.55	0.94	6.16	89
9.97	1.00	479,808	0.55	0.55	0.95	5.43	51

$10.11	(0.17)%	$260,477	0.36%	0.36%	0.78%	2.01%	148%
10.99	13.30	362,129	0.43	0.43	0.77	5.36	47
10.10	2.29	221,531	0.44	0.44	0.78	5.67	18

SEI Institutional Investments Trust / Annual Report / May 31, 2009	233

Notes to Financial Statements

May 31, 2009

1. ORGANIZATION

SEI Institutional Investments Trust (the “Trust”) was organized as a Massachusetts business trust under a Declaration of Trust dated March 1, 1995. The Trust commenced operations on June 14, 1996.

The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end investment company currently offering 16 Funds: The Large Cap, Large Cap Diversified Alpha, Large Cap Disciplined Equity, Large Cap Index, Small Cap, Small/Mid Cap Equity, U.S. Managed Volatility, International Equity, World Equity Ex-US, Screened World Equity Ex-US, Enhanced LIBOR Opportunities, Core Fixed Income, High Yield Bond, Long Duration, Emerging Markets Debt and Real Return Funds (each a “Fund,” collectively, the “Funds”) each of which are diversified Funds with the exception of the Emerging Markets Debt Fund. The Trust is registered to offer Class A shares of all Funds. The assets of each Fund are segregated, and a shareholder’s interest is limited to the Fund in which shares are held. The Trust’s prospectus provides a description of each Fund’s investment objectives, policies, and strategies.

On May 13, 2009, the Board of Trustees approved the name change of the Real Return Plus Fund to the Real Return Fund.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies followed by the Funds.

Use of Estimates — The preparation of financial statements, in conformity with U.S. generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ) are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded, or, if there is no such reported sale, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. Debt securities are priced based upon valuations provided by independent, third-party pricing agents, if available. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Debt obligations acquired with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. The prices for foreign securities are reported in local currency and converted to

U.S. dollars using currency exchange rates. Prices for most securities held in the Funds are provided daily by recognized independent pricing agents. If a security price cannot be obtained from an independent, third-party pricing agent, the Funds seek to obtain a bid price from at least one independent broker.

Securities for which market prices are not “readily available” are valued in accordance with Fair Value Procedures established by the Trust’s Board of Trustees. The Trust’s Fair Value Procedures are implemented through a Fair Value Committee (the “Committee”) designated by the Trust’s Board of Trustees. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; or the security’s primary pricing source is not able or willing to provide a price. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security’s last trade and the time at which a Fund calculates its net asset value. The closing prices of such securities may no longer reflect their market value at the time a Fund calculates net asset value if an event that could materially affect the value of those securities (a “Significant Event”) has occurred between the time of the security’s last close and the time that a Fund calculates net asset value. A Significant Event may relate to a single issuer or to an entire market sector. If the adviser or sub-adviser of a Fund becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which a Fund calculates net asset value, the adviser or sub-adviser may request that a Fair Value Committee Meeting be called. In addition, the Trust’s administrator monitors price movements among certain selected indices, securities and/or baskets of securities that may be an indicator that the closing prices received earlier from foreign exchanges or markets may not reflect market value at the time a Fund calculates net asset value. If price movements in a monitored index or security exceed levels established by the administrator, the administrator notifies the adviser or sub-adviser for any Fund holding the relevant securities that such limits have been exceeded. In such event, the adviser or sub-adviser makes the determination whether a Fair Value Committee Meeting should be called based on the information provided.

The International Equity, World Equity Ex-US and Screened World Equity Ex-US Funds that hold international securities also use a third-party fair valuation vendor. The vendor provides a fair value for foreign securities held by these funds based on certain factors and methodologies (involving, generally, tracking valuation correlations between

234	SEI Institutional Investments Trust / Annual Report / May 31, 2009

the U.S. market and each non-U.S. security). Values from the fair value vendor are applied in the event that there is a movement in the U.S. market that exceeds a specific threshold that has been established by the Committee. The Committee has also established a “confidence interval” which is used to determine the level of historical correlation between the value of a specific foreign security and movements in the U.S. market before a particular security will be fair valued when the threshold is exceeded. In the event that the threshold established by the Committee is exceeded on a specific day, these funds that hold international securities will value the non-U.S. securities within that fund that exceed the applicable “confidence interval” based upon the adjusted prices provided by the fair valuation vendor.

Options and warrants for which the primary market is a national securities exchange are valued at the last sale price on the exchange on which they are traded, or, in the absence of any sale, at the closing bid price. Options and warrants not traded on a national securities exchange are valued at the last quoted bid price.

Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”), was adopted by the Trust effective June 1, 2008. In accordance with FAS 157, fair value is defined as the price that a Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. FAS 157 established a three-tier hierarchy to max-

imize the use of the observable market data and minimize the use of unobservable inputs and to establish classification of the fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing an asset. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

Level 1 —	quoted prices in active markets for identical investments
Level 2 —	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risks, etc.)
Level 3 —	significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments)

The valuation techniques used by a Fund to measure fair value in accordance with FAS 157 during the year ended May 31, 2009 maximized the use of observable inputs and minimized the use of unobservable inputs.

The following is a summary of the inputs used as of May 31, 2009 in valuing the Fund’s investments in accordance with FAS 157 carried at value ($ Thousands):

Investments in Securities*	Level 1	Level 2	Level 3	Total
Large Cap Fund	$521,642	$29,436	$—	$551,078
Large Cap Diversified Alpha Fund	301,989	6,999	—	308,988
Large Cap Disciplined Equity Fund	5,759,556	862,625	—	6,622,181
Large Cap Index Fund	350,865	39,007	—	389,872
Small Cap Fund	972,633	167,399	321	1,140,353
Small/Mid Cap Equity Fund	1,693,405	215,704	384	1,909,493
U.S. Managed Volatility Fund	237,159	1,200	—	238,359
International Equity Fund	44,194	705,728	—	749,922
World Equity Ex-US Fund	387,401	2,520,263	—	2,907,664
Screened World Equity Ex-US Fund	10,156	41,107	—	51,263
Enhanced LIBOR Opportunities Fund	83,244	80,001	88	163,333
Core Fixed Income Fund	284,083	4,986,407	13,390	5,283,880
High Yield Bond Fund	46,521	1,367,373	47,155	1,461,049
Long Duration Fund	63,576	1,413,103	—	1,476,679
Emerging Markets Debt Fund	—	895,122	11,161	906,283
Real Return Plus Fund	4,157	255,995	—	260,152

Liabilities**	Level 1	Level 2	Level 3	Total
Core Fixed Income Fund	$(399)	$—	$—	$(399)

Other Financial Instruments***	Level 1	Level 2	Level 3	Total
Large Cap Fund	$1,519	$—	$—	$1,519
Large Cap Diversified Alpha Fund	11,359	—	—	11,359
Large Cap Disciplined Equity Fund	205,203	(803)	—	204,400
Large Cap Index Fund	1,077	—	—	1,077

SEI Institutional Investments Trust / Annual Report / May 31, 2009	235

Notes to Financial Statements (Continued)

May 31, 2009

Other Financial Instruments***	Level 1	Level 2	Level 3	Total
Small Cap Fund	4,193	—	—	4,193
Small/Mid Cap Equity Fund	804	—	—	804
U.S. Managed Volatility Fund	522			522
International Equity Fund	930	7,749	—	8,679
World Equity Ex-US Fund	8,750	15,658	—	24,408
Screened World Ex-US Fund	200	—		200
Enhanced LIBOR Opportunities Fund	(21)	(79)	—	(100)
Core Fixed Income Fund	(789)	(17,665)	—	(18,454)
Long Duration Fund	(10,158)	(675)	—	(10,833)
Emerging Markets Debt Fund	34	(281)	(975)	(1,222)
*	Includes collateral for securities on loan.
**	Includes liabilities for written options contracts.
***	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value ($ Thousands):

Investment in Securities	Small Cap Fund	Small/Mid Cap Equity Fund	Enhanced LIBOR Opportunities Fund
Beginning balance as of June 1, 2008	$428	$512	$14,365
Accrued discounts/premiums	—	—	(48)
Realized gain/(loss)	—	—	(2,475)
Change in unrealized appreciation/(depreciation)	(107)	(128)	1,002
Net purchase/sales	—	—	(7,059)
Net transfer in and/or out Level 3	—	—	(5,697)
Ending balance as of May 31, 2009	$321	$384	$88

Investment in Securities and Other Financial Instruments	Core Fixed Income Fund	High Yield Bond Fund	Emerging Markets Debt Fund
Beginning balance as of June 1, 2008	$316	$145,793	$22,120
Accrued discounts/premiums	113	325	(132)
Realized gain/(loss)	(9)	(3,889)	(360)
Change in unrealized appreciation/(depreciation)	(4,367)	(45,663)	(4,099)
Net purchase/sales	10,547	384	(7,343)
Net transfer in and/or out Level 3	6,790	(49,795)	—
Ending balance as of May 31, 2009	$13,390	$47,155	$10,186

Security Transactions and Investment Income — Security transactions are recorded on the trade date. Cost used in determining net realized capital gains and losses on the sale of securities is determined on the basis of specific identification. Dividend income and expense is recognized on the ex-dividend date, and interest income or expense is recognized using the accrual basis of accounting.

Amortization and accretion is calculated using the scientific interest method, which approximates the effective interest method over the holding period of the security. Amortization of premiums and discounts is included in interest income.

Repurchase Agreements — A Fund may agree to purchase securities from financial institutions subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price. It is the Fund’s policy that repurchase agreements are fully collateralized by U.S. Treasury and Government Agency securities. All collateral is held by the Fund’s custodian bank or a bank with which the custodian bank has entered into a subcustodian agreement, or is segregated in the Federal Reserve Book Entry System. In connection with trans-

actions in repurchase agreements, if the seller defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited.

Reverse Repurchase Agreements — The Large Cap Diversified Alpha, Large Cap Disciplined Equity, International Equity, World Equity Ex-US, Screened World Equity Ex-US Enhanced LIBOR Opportunities and Real Return Funds may issue reverse repurchase agreements. A reverse repurchase agreement involves the sale of portfolio assets together with an agreement to repurchase the same assets later at a fixed price. Additional assets are maintained in an account with the broker. The segregated assets may consist of cash, U.S. Government securities, or other liquid securities at least equal in value to the obligations under the reverse repurchase agreements. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, those Funds use of the proceeds under the reverse repurchase agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the obligation to repurchase the securities. There were no outstanding reverse repurchase agreements as of May 31, 2009.

236	SEI Institutional Investments Trust / Annual Report / May 31, 2009

Compensating Balances — Funds that use U.S. Bank NA as its custodian with cash overdrafts in excess of $100,000 is required to leave 112% in compensating balances with U.S. Bank NA on the following day. Funds with positive cash balances in excess of $100,000 is allowed to overdraw 90% of the balance with U.S. Bank NA on the following day. Funds that use Brown Brothers Harriman & Co. as their custodian (International Equity, World Equity Ex-US, Screened World Equity Ex-US, Emerging Markets Debt and Real Return Funds) do not have a compensating balance program.

Expenses — Expenses that are directly related to a Fund are charged directly to that Fund. Other operating expenses of the Funds are prorated to the Funds on the basis of relative net assets.

Foreign Currency Translation — The books and records of the Funds investing in international securities are maintained in U.S. dollars on the following basis:

(I) market value of investment securities, assets and liabilities at the current rate of exchange; and

(II) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Funds do not isolate that portion of gains and losses on investments in equity securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities.

The Funds report certain foreign-currency-related transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income for Federal income tax purposes.

Forward Foreign Currency Contracts — The Funds may enter into forward foreign currency contracts as hedges against either specific transactions, fund positions or anticipated fund positions. All commitments are “marked-to-market” daily at the applicable foreign exchange rate, and any resulting unrealized gains or losses are recorded currently. The Large Cap Disciplined Equity, International Equity, World Equity Ex-US, Enhanced LIBOR Opportunities, Core Fixed Income and Emerging Markets Debt Funds realized gains and losses at the time forward contracts were extinguished. Unrealized gains or losses on outstanding positions in forward foreign currency contracts held at the close of the period are recognized as ordinary income or loss for Federal income tax purposes. These funds could be exposed to risk if the counterparties to the contracts are unable to meet the terms of the contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

Finally, the risk exists that losses could exceed amounts disclosed on the Schedule of Investments or the Statement of Assets and Liabilities.

Futures Contracts — Each of the Funds with the exception of the High Yield Bond Fund utilized futures contracts during the year ended
May 31, 2009. The Funds may purchase future contracts to gain exposure to market changes, which may be more efficient or cost effective than actually buying the securities. The Funds’ investments in futures contracts are for tactical hedging purposes as well as to enhance the Funds’ returns. Upon entering into such a contract, a Fund is required to deposit and maintain as collateral such initial margin as required by the exchange on which the contract is held. The contracts are marked to market daily and the resulting changes in value are accounted for as unrealized gains and losses. Variation margin payments are paid or received, depending upon whether unrealized losses or gains are incurred. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the amount invested in the contract.

Risks of entering into futures contracts include the possibility that there will be an imperfect price correlation between the futures and the underlying securities. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a position prior to its maturity date. Third, the futures contract involves the risk that a Fund could lose more than the original margin deposit required to initiate a futures transaction.

Finally, the risk exists that losses could exceed amounts disclosed on the Schedule of Investments or Statement of Assets and Liabilities.

Options/Swaptions Written/Purchased — A Fund may invest in financial options/swaptions contracts primarily for the purpose of hedging its existing portfolio securities, or securities that a Fund intends to purchase, against fluctuations in fair market value caused by changes in prevailing market interest rates. The Funds invest in financial option/swaption contracts to enhance their returns. When a Fund writes or purchases an option/swaption, an amount equal to the premium received or paid by a Fund is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option/swaption written or purchased. Premiums received or paid from writing or purchasing options/ swaptions which expire unexercised are treated by a Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option/swaption is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether a Fund has realized a gain or a loss. The Core Fixed Income had option contracts as of May 31, 2009, as disclosed in the Fund’s Schedule of Investments.

The risk in writing a call option/swaption is a Fund may give up the opportunity for profit if the market price of the security increases. The risk in writing a put option/swaption is a Fund may incur a loss if the market price of the security decreases and the option/swaption is exercised. The risk in purchasing an option/swaption is a Fund may pay a premium whether or not the option/swaption is exercised. The Funds also have the additional risk of being unable to enter into a

SEI Institutional Investments Trust / Annual Report / May 31, 2009	237

Notes to Financial Statements (Continued)

May 31, 2009

closing transaction at an acceptable price if a liquid secondary market does not exist. Option/swaption contracts also involve the risk that they may not work as intended due to unanticipated developments in market conditions or other causes.

Finally, the risk exists that losses could exceed amounts disclosed on the Schedule of Investments or Statement of Assets and Liabilities.

Securities Sold Short — As consistent with each Fund’s investment objectives, a Fund may engage in short sales. Short sales are transactions under which a Fund sells a security it does not own. To complete such a transaction, a Fund must borrow the security to make delivery to the buyer. That Fund then is obligated to replace the security borrowed by purchasing the security at the market price at the time of the replacement. The price at such time may be more or less than the price at which the security was sold by a Fund. Until the security is replaced, a Fund is required to pay the lender amounts equal to any dividends or interest that accrue during the period of the loan. Dividends and interest are shown as an expense for financial reporting purposes. To borrow the security, a Fund also may be required to pay a premium, which would decrease proceeds of the security sold. The proceeds of the short sale are retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. A gain, limited to the price at which a Fund sold the security short, or a loss, unlimited in size, will be recognized upon the close of a short sale.

Until a Fund closes its short position or replaces the borrowed security, that Fund will: (a) maintain a segregated account containing cash or liquid securities at such a level that (i) the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short; and (ii) the amount deposited in the segregated account plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time the security was sold short, or (b) otherwise cover a Fund’s short positions. At May 31, 2009, none of the Funds held any short positions.

Swap Agreements — A Fund may enter into swap contracts to manage interest rate risk and credit risk. A Fund’s investments in swap contracts is mainly for tactical hedging purposes rather than leveraging. A swap agreement is a two-party contract under which an agreement is made to exchange returns from predetermined investments or instruments, including a particular interest rate, foreign currency, or “basket” of securities representing a particular index. Credit default swaps involve the periodic payment by a Fund or counterparty of interest based on a specified rate multiplied by a notional amount assigned to an underlying debt instrument or group of debt instruments in exchange for the assumption of credit risk on the same instruments. In the event of a credit event, usually in the form of a credit rating downgrade, the party receiving periodic payments (i.e. floating rate payer) must pay the other party (i.e. fixed rate payer) an amount equal to the outstanding principal of the downgraded debt instrument. Total return swaps allow an investor to benefit from the cash flow without ever actually owning the underlying security. The receiver must pay any decline in value to the payer at the end of the total return swap. However, the investor does not need to make a payment if there is no decline in price. Payments can be made on various indices, bonds (i.e. mortgage backed securities, bank debt and corporate), loans or commodities. The value of a total return swap is equal to the change in value of the underlying asset versus the accrued income payment based on LIBOR (London Interbank Offered Rate) or some other form of index on the notional amount. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) with respect to a notional amount of principal to manage a Fund’s exposure to interest rates. Payments received or made are recorded as realized gains or losses. A Fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligation to perform. Risk of loss may exceed amounts recognized on the statement of assets and liabilities. In connection with swap agreements, securities/cash may be set aside as collateral by a Fund’s custodian. A Fund may enter into swap agreements in order to, among other things, change the maturity or duration of the investment portfolio; protect a Fund’s value from changes in interest rates; or expose a Fund to a different security or market.

Swaps are marked-to-market daily based upon quotations from market makers and the resulting changes in market values, if any, are recorded as unrealized gains or losses in the Statement of Operations. Net payments of interest are recorded as realized gains or losses. Entering into swap agreements involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Schedule of Investments or the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform and that there may be unfavorable changes in the fluctuation of interest rates. Risks also arise from potential losses from adverse market movements.

This risk is mitigated by having a master netting arrangement between a Fund and the counterparty and by having the counterparty post collateral to cover a Fund’s exposure to the counterparty.

Forward Treasury Commitments — A Fund may invest in commitments to purchase U.S. Treasury securities on an extended settlement basis. Such transactions involve the commitment to purchase a security with payment and delivery taking place in the future, sometimes a month or more after the transaction date. The Funds account for such transactions as purchases and sales and record an unrealized gain or loss each day equal to the difference between the cost of the purchase commitment and the current market value. Realized gains or losses are recorded upon closure or settlement of such commitments. No interest is earned prior to settlement of the transaction. These instruments are subject to market fluctuation due to changes in interest rates and the market value at the time of settlement could be

238	SEI Institutional Investments Trust / Annual Report / May 31, 2009

higher or lower than the purchase price. A Fund may incur losses due to changes in the value of the underlying treasury securities from interest rate fluctuations or as a result of counterparty nonperformance.

Delayed Delivery Transactions — The Large Cap Disciplined Equity, Large Cap Diversified Alpha, Core Fixed Income, International Equity and World Equity Ex-US Funds may purchase or sell securities on a when-issued or delayed delivery basis. These transactions involve a commitment by those funds to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When purchasing a security on a delayed delivery basis, that fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. Those funds may dispose of or renegotiate a delayed delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When those Funds have sold a security on a delayed delivery basis, that Fund does not participate in future gains and losses with respect to the security.

Collateralized Debt Obligations — A Fund may invest in collateralized debt obligations (“CDOs”), which include collateralized loan obligations (“CLOs”) and other similarly structured securities. CLOs are a type of asset-backed securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CDOs may charge management fees and administrative expenses.

For CDOs, the cashflows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CDO trust typically has a higher rating and lower yield than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CDO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CDO securities as a class.

The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. Normally, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by a Fund as illiquid securities; however, an active dealer market may exist for CDOs allowing a CDO to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed income securities (e.g., interest rate risk and default risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) a Fund may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Dividends and Distributions to Shareholders — Dividends from net investment income are declared and paid to shareholders quarterly for the Large Cap, Large Cap Diversified Alpha, Large Cap Disciplined Equity, Large Cap Index, Small Cap, Small/Mid Cap Equity, U.S. Managed Volatility, Enhanced LIBOR Opportunities and Emerging Markets Debt Funds; declared daily and paid monthly for the Core Fixed Income, Long Duration and High Yield Bond Funds; and declared and paid at least annually for the International Equity, World Equity Ex-US, Screened World Equity Ex-US and Real Return Funds. Dividends and distributions are recorded on the ex-dividend date. Any net realized capital gains will be distributed at least annually by the Funds.

Illiquid Securities — A security is considered illiquid if it cannot be sold or disposed of in the ordinary course of business within seven days or less for its approximate carrying value on the books of a Fund. Valuations of illiquid securities may differ significantly from the values that would have been used had an active market value for these securities existed.

SEI Institutional Investments Trust / Annual Report / May 31, 2009	239

Notes to Financial Statements (Continued)

May 31, 2009

Restricted Securities — At May 31, 2009, the following Funds owned private placement investments that were purchased through private offerings or acquired through initial public offerings and cannot be sold without prior registration under the Securities Act of 1933 or pursuant to an exemption therefrom. In addition, these Funds have generally agreed to further restrictions on the disposition of certain holdings as set forth in various agreements entered into in connection with the purchase of these private placement investments. The acquisition dates of these investments, the enforceable right to acquire these private placement investments, along with the cost and values at May 31, 2009, were as follows:

	Number of Shares/ Face Amount ($ Thousands)	Acquisition Date	Right to Acquire Date	Cost ($ Thousands)	Market Value ($ Thousands)	% of Net Assets

Small Cap Fund
Rentech	16,100	4/20/07	4/20/07	$—	$1	0.00%
Scorpio Mining	425	5/5/08	5/5/08	417	321	0.03%
Value Creation	119,600	2/29/08	2/29/08	1,225	549	0.06%

				$1,642	$871	0.09%

Small/Mid Cap Equity Fund
Rentech	13,800	4/20/07	4/20/07	$—	$—	0.00%
Scorpio Mining	509	5/5/08	5/5/08	499	384	0.02%
Value Creation	85,600	2/29/08	2/29/08	871	393	0.03%

				$1,370	$777	0.05%

Core Fixed Income Fund
Allegheny Energy Supply	1,955	4/19/06	4/19/06	$2,046	$2,032	0.04%

Investments in Real Estate Investment Trusts (“REITs”) — Dividend income is recorded based on the income included in distributions received from the REIT investments using published REIT reclassifications including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

3. DERIVATIVE TRANSACTIONS

In March 2008, the FASB issued SFAS No. 161, Disclosures about Derivative Instruments and Hedging Activities. SFAS No. 161 is effective for fiscal years and interim periods beginning after November 15, 2008 and was adopted by the Trust effective November 30, 2008. SFAS No. 161 requires enhanced disclosures about a Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on a Fund’s financial position, performance, and cash flows.

On September 12, 2008, the FASB issued FASB Staff Position (“FSP”) No. FAS 133-1 and FASB Interpretation Number (“FIN”) 45-4 (“FSP 133-1”), Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45; and Clarification of the Effective Date of FASB Statement No. 161. The FSP is intended to improve disclosures about credit derivatives by requiring more information about the potential adverse effects of changes in credit risk on the financial position, financial performance, and cash flows of the sellers of credit derivatives. It amends FASB Statement No. 133, Accounting for Derivative Instruments and Hedging Activities, to require disclosures by sellers of credit derivatives, including credit derivatives embedded in hybrid instruments. The FSP also amends FIN 45, Guarantor’s Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness to Others, to require an additional disclosure about the current status of the payment/performance risk of a guarantee. FSP 133-1 and FIN 45-4 is effective for reporting periods (annual or interim) ending after November 15, 2008 and was adopted by the Trust effective November 30, 2008.

A Fund enters into credit default swaps to simulate long and short bond positions that are either unavailable or considered to be less attractively priced in the bond market. A Fund uses these swaps to reduce risk where a Fund has exposure to the issuer, or to take an active long or short position with respect to the likelihood of an event of default. The reference obligation of the swap can be a single issuer, a “basket” of issuers, or an index. The underlying referenced assets are corporate debt, sovereign debt and asset backed securities.

The buyer of a credit default swap is generally obligated to pay the seller a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. Generally, a credit event for corporate or sovereign reference obligations means bankruptcy, failure to pay, obligation acceleration, repudiation/moratorium or restructuring. For credit default swaps on asset-backed securities, a credit event may be triggered by events such as failure to pay principal, maturity extension, rating downgrade or write-down.

If a Fund is a seller of protection, and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will generally either (i) pay to the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations, or underlying securities comprising a referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising a referenced index.

If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund

240	SEI Institutional Investments Trust / Annual Report / May 31, 2009

will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Certain Funds are party to International Swap Dealers Association, Inc. Master Agreements (“ISDA Master Agreements”). These agreements are with select counterparties and they govern transactions, including certain over-the counter derivative and foreign exchange contracts, entered into by the Funds and the counterparty. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral, and events of default or termination. The occurrence of a specified event of termination may give a counterparty the right to terminate all of its contracts and affect settlement of all outstanding transactions under the applicable ISDA Master Agreement.

As of May 31, 2009, the Core Fixed, Long Duration, Emerging Markets Debt Funds are the buyers (“receiving protection”) on a total notional amount of $79.8 million, $0.0 million and $1.0 million, respectively) and are the sellers (“providing protection”) on a total notional amount of $80.6 million, $1.2 million and $7.5 million, respectively. The notional amounts of the swaps are not recorded in the financial statements; however the notional amount does approximate the maximum potential amount of future payments that the Funds could be required to make if the Funds were the sellers of protection and a credit event were to occur. Those credit default swaps (“CDS”) for which the Funds are providing protection at balance sheet date are summarized as follows:

CORE FIXED INCOME FUND WRITTEN CREDIT DERIVATIVE CONTRACTS	SINGLE NAME CDS		CDS ON AN INDEX
REFERENCE ASSET	CORP US$	SOVEREIGN US$	ABS US$	CORP US$	Total
Fair value of written credit derivatives	$249,304	—	$(50,747,424)	—	$(50,498,120)
Maximum potential amount of future payments	$7,970,000	—	$72,645,000	—	$80,615,000
Recourse provisions with third parties to recover any amounts paid under the credit derivative (including any purchased credit protection)[1]	—	—	—	—	—
Collateral held by the fund can obtain upon occurrence of triggering event	—	—	—	—	—

1	Potential recoveries would include purchased credit derivatives to the extent they offset written credit derivatives which have an identical underlying, or a netting arrangement or credit support annex with the counterparty. There may be other potential recoveries from recourse provisions where agreements cover multiple derivative arrangements but those amounts have not been included.

MAXIMUM POTENTIAL AMOUNT OF FUTURE PAYMENTS BY CONTRACT TERM
CORE FIXED INCOME FUND	0-6 MONTHS	6-12 MONTHS	1-5 YEARS	5-10 YEARS	> 10 YEARS	Total
Current credit spread* on underlying (in basis points)[1]
0-1,000	—	—	$7,970,000	$6,300,000	—	$14,270,000
1,001-3,000	—	—	—	—	—	—
3,001-5,000	—	—	—	—	$27,045,000	$27,045,000
5,001-7,000	—	—	—	—	$22,200,000	$22,200,000
> than 7,000	—	—	—	—	$17,100,000	$17,100,000
Total	—	—	$7,970,000	$6,300,000	$66,345,000	$80,615,000

*	The credit spread on the underlying asset is generally indicative of the current status of the underlying risk of the Fund having to perform. The spread also reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into a contract. Higher credit spreads with a shorter contract term is indicative of a higher likelihood of performance by the Fund.

The credit spread disclosed above for each reference obligation where the Fund is the seller of protection is a representation of the current payment/performance risk of the swap.

LONG DURATION FUND WRITTEN CREDIT DERIVATIVE CONTRACTS	SINGLE NAME CDS		CDS ON AN INDEX
REFERENCE ASSET	CORP US$	SOVEREIGN US$	ABS US$	CORP US$	Total
Fair value of written credit derivatives	—	—	$(890,575)	—	$(890,575)
Maximum potential amount of future payments	—	—	$1,225,000	—	$1,225,000
Recourse provisions with third parties to recover any amounts paid under the credit derivative (including any purchased credit protection)[1]	—	—	—	—	—
Collateral held by the fund can obtain upon occurrence of triggering event	—	—	—	—	—

1	Potential recoveries would include purchased credit derivatives to the extent they offset written credit derivatives which have an identical underlying, or a netting arrangement or credit support annex with the counterparty. There may be other potential recoveries from recourse provisions where agreements cover multiple derivative arrangements but those amounts have not been included.

SEI Institutional Investments Trust / Annual Report / May 31, 2009	241

Notes to Financial Statements (Continued)

May 31, 2009

MAXIMUM POTENTIAL AMOUNT OF FUTURE PAYMENTS BY CONTRACT TERM
LONG DURATION FUND	0-6 MONTHS	6-12 MONTHS	1-5 YEARS	5-10 YEARS	> 10 YEARS	Total
Current credit spread* on underlying (in basis points)[1]
0-1,000	—	—	—	—	—	—
1,001-2,000	—	—	—	—	—	—
2,001-3,000	—	—	—	—	—	—
3,001-4000	—	—	—	—	$1,225,000	$1,225,000
> than 4,000	—	—	—	—	—	—
Total	—	—	—	—	$1,225,000	$1,225,000

*	The credit spread on the underlying asset is generally indicative of the current status of the underlying risk of the Fund having to perform. The spread also reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into a contract. Higher credit spreads with a shorter contract term is indicative of a higher likelihood of performance by the Fund.

The credit spread disclosed above for each reference obligation where the Fund is the seller of protection is a representation of the current payment/performance risk of the swap.

EMERGING MARKETS DEBT FUND WRITTEN CREDIT DERIVATIVE CONTRACTS	SINGLE NAME CDS		CDS on an INDEX
REFERENCE ASSET	CORP US$	SOVEREIGN US$	ABS US$	CORP US$	Total
Fair value of written credit derivatives	—	—	$(807,451)	—	$(807,451)
Maximum potential amount of future payments	—	—	$7,500,000	—	$7,500,000
Recourse provisions with third parties to recover any amounts paid under the credit derivative (including any purchased credit protection)[1]	—	—	—	—	—
Collateral held by the fund can obtain upon occurrence of triggering event	—	—	$3,600,000	—	$3,600,000

1	Potential recoveries would include purchased credit derivatives to the extent they offset written credit derivatives which have an identical underlying, or a netting arrangement or credit support annex with the counterparty. There may be other potential recoveries from recourse provisions where agreements cover multiple derivative arrangements but those amounts have not been included.

MAXIMUM POTENTIAL AMOUNT OF FUTURE PAYMENTS BY CONTRACT TERM
EMERGING MARKETS DEBT FUND	0-6 MONTHS	6-12 MONTHS	1-5 YEARS	5-10 YEARS	> 10 YEARS	Total
Current credit spread* on underlying (in basis points)[1]
0-1,000	—	$900,000	—	$600,000	—	$1,500,000
1,001-2,500	$3,000,000	—	—	—	—	$3,000,000
2,501-4,000	—	—	—	—	—	—
4,001-5,500	—	$2,400,000	$600,000	—	—	$3,000,000
> than 5,500	—	—	—	—	—	—
Total	$3,000,000	$3,300,000	$600,000	$600,000	—	$7,500,000

*	The credit spread on the underlying asset is generally indicative of the current status of the underlying risk of the Fund having to perform. The spread also reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into a contract. Higher credit spreads with a shorter contract term is indicative of a higher likelihood of performance by the Fund.

The credit spread disclosed above for each reference obligation where the Fund is the seller of protection is a representation of the current payment/performance risk of the swap.

The fair value of derivative instruments as of May 31, 2009 was as follows:

	Asset Derivatives			Liability Derivatives
	Year ended May 31, 2009 ($ Thousands)			Year ended May 31, 2009 ($ Thousands)
Contract Type	Statements of Assets & Liabilities Location	Fair Value		Statements of Assets & Liabilities Location	Fair Value
Derivatives not accounted for as hedging instruments under Statement 133:
Large Cap Disciplined Equity
Foreign exchange contracts	Unrealized gain on forward foreign currency contracts	$1,461		Unrealized loss on forward foreign currency contracts	$2,264
Equity contracts	Net Assets — Unrealized appreciation on futures contracts	205,203	*	Net Assets — Unrealized depreciation on futures contracts	—

Total Derivatives not accounted for as hedging instruments under Statement 133		$206,664			$2,264

242	SEI Institutional Investments Trust / Annual Report / May 31, 2009

	Asset Derivatives			Liability Derivatives
	Year ended May 31, 2009 ($ Thousands)			Year ended May 31, 2009 ($ Thousands)
Contract Type	Statements of Assets & Liabilities Location	Fair Value		Statements of Assets & Liabilities Location	Fair Value
International Equity
Foreign exchange contracts	Unrealized gain on forward foreign currency contracts	$4,161		Unrealized loss on forward foreign currency contracts	$2,873
Credit contracts	Net Assets — Unrealized appreciation on swap contracts	$689	†	Net Assets — Unrealized depreciation on swap contracts	—
Equity contracts	Net Assets — Unrealized appreciation on futures contracts	3,969	*	Net Assets — Unrealized depreciation on futures contracts	$3,039	*
	Net Assets — Unrealized appreciation on swap contracts	5,445	†	Net Assets — Unrealized depreciation on swap contracts	—

Total Derivatives not accounted for as hedging instruments under Statement 133		$14,264			$5,912

World Equity Ex-US
Interest rate contracts	Net Assets — Unrealized appreciation on futures contracts	—		Net Assets — Unrealized depreciation on futures contracts	$45
Foreign exchange contracts	Unrealized gain on forward foreign currency contracts	$11,633		Unrealized loss on forward foreign currency contracts	5,528
Credit contracts	Net Assets — Unrealized appreciation on swap contracts	920	†	Net Assets — Unrealized depreciation on swap contracts	—
Equity contracts	Net Assets — Unrealized appreciation on futures contracts	11,838	*	Net Assets — Unrealized depreciation on futures contracts	3,043	*
	Net Assets — Unrealized appreciation on swap contracts	8,633	†	Net Assets — Unrealized depreciation on swap contracts	—

Total Derivatives not accounted for as hedging instruments under Statement 133		$33,024			$8,616

Enhanced LIBOR Opportunities
Interest rate contracts	Net Assets — Unrealized appreciation on futures contracts	—		Net Assets — Unrealized depreciation on futures contracts	$21	*
Foreign exchange contracts	Unrealized gain on forward foreign currency contracts	$1,975		Unrealized loss on forward foreign currency contracts	2,054

Total Derivatives not accounted for as hedging instruments under Statement 133		$1,975			$2,075

Core Fixed Income
Interest rate contracts	Net Assets — Unrealized appreciation on futures contracts	$4,875	*	Net Assets — Unrealized depreciation on futures contracts	$5,664	*
	Investments, at value	—		Options written, at value	399
Foreign exchange contracts	Unrealized gain on forward foreign currency contracts	1,229		Unrealized loss on forward foreign currency contracts	2,269
Credit contracts	Net Assets — Unrealized appreciation on swap contracts	2,422	†	Net Assets — Unrealized depreciation on swap contracts	19,047	†

Total Derivatives not accounted for as hedging instruments under Statement 133		$8,526			$27,379

Long Duration
Interest rate contracts	Net Assets — Unrealized appreciation on futures contracts	—		Net Assets — Unrealized depreciation on futures contracts	$10,158	*
Credit contracts	Net Assets — Unrealized depreciation on swap contracts	—		Net Assets — Unrealized depreciation on swap contracts	675	†

Total Derivatives not accounted for as hedging instruments under Statement 133		—			$10,833

Emerging Markets Debt
Interest rate contracts	Net Assets — Unrealized appreciation on futures contracts	$35	*	Net Assets — Unrealized depreciation on futures contracts	$1	*
Foreign exchange contracts	Unrealized gain on forward foreign currency contracts	1,664		Unrealized loss on forward foreign currency contracts	1,800
Credit contracts	Net Assets — Unrealized depreciation on swap contracts	481	†	Net Assets — Unrealized depreciation on swap contracts	971	†
Equity contracts	Net Assets — Unrealized depreciation on swap contracts	345	†	Net Assets — Unrealized depreciation on swap contracts	975	†

Total Derivatives not accounted for as hedging instruments under Statement 133		$2,525			$3,747

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedules of Investments. Only current day's variation margin is reported within the Statements of Assets & Liabilities.
†	Includes cumulative appreciation/depreciation of swap contracts as reported in the Schedules of Investments. Market Value is reported within the

Statements of Assets & Liabilities for swap contracts that have paid premiums.

SEI Institutional Investments Trust / Annual Report / May 31, 2009	243

Notes to Financial Statements (Continued)

May 31, 2009

The effect of derivative instruments on the Statements of Operations for the year ended May 31, 2009.

Amount of realized Gain or (Loss) on Derivatives Recognized in Income ($ Thousands):

Derivatives Not Accounted for as Hedging Instruments under Statement 133	Options/ Swaptions	Futures	Forward Currency Contracts	Swaps	Total
Large Cap Disciplined Equity
Interest rate contracts	$—	$2,468	$—	$—	$2,468
Foreign exchange contracts	—	—	(1,246)	—	(1,246)
Equity contracts	—	(813,563)	—	—	(813,563)
Total	$—	$(811,095)	$(1,246)	$—	$(812,341)
International Equity
Interest rate contracts	$(12)	$(1,604)	$—	$(27,789)	$(29,405)
Foreign exchange contracts	—	—	(15,906)	—	(15,906)
Credit contracts	—	—	—	4,911	4,911
Equity contracts	—	(70,204)	—	(15,399)	(85,603)
Total	$(12)	$(71,808)	$(15,906)	$(38,277)	$(126,003)
World Equity Ex-US
Interest rate contracts	$(21)	$(3,150)	$—	$(61,106)	$(64,277)
Foreign exchange contracts	—	—	(35,991)	—	(35,991)
Credit contracts	—	—	—	9,832	9,832
Equity contracts	—	(153,735)	—	(43,698)	(197,433)
Total	$(21)	$(156,885)	$(35,991)	$(94,972)	$(287,869)
Enhanced LIBOR Opportunities
Interest rate contracts	$—	$(1,289)	$—	$64	$(1,225)
Foreign exchange contracts	—	—	(1,933)	—	(1,933)
Credit contracts	—	—	—	208	208
Total	$—	$(1,289)	$(1,933)	$272	$(2,950)
Core Fixed Income
Interest rate contracts	$14,883	$8,285	$—	$8,504	$32,198
Foreign exchange contracts	—	—	11,896	—	11,896
Credit contracts	—	—	—	(39,775)	(39,775)
Total	$14,883	$8,285	$11,896	$(31,271)	$4,319
Long Duration
Interest rate contracts	$—	$(17,437)	$—	$27,192	$9,755
Credit contracts	—	—	—	(4,770)	(4,770)
Total	$—	$(17,437)	$—	$22,422	$4,985
Emerging Markets Debt
Interest rate contracts	$830	$2,172	$—	$(3,533)	$(531)
Foreign exchange contracts	(439)	—	(719)	—	(1,158)
Credit contracts	—	—	—	(74)	(74)
Total	$391	$2,172	$(719)	$(3,607)	$(1,763)
Real Return
Interest rate contracts	$—	$1,395	$—	$—	$1,395
Foreign exchange contracts	—	—	2,593	—	2,593
Equity contracts	—	(1,201)	—	—	(1,201)
Total	$—	$194	$2,593	$—	$2,787

244	SEI Institutional Investments Trust / Annual Report / May 31, 2009

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income ($ Thousands):

Derivatives Not Accounted for as Hedging Instruments under Statement 133	Options/ Swaptions*	Futures	Forward Currency Contracts	Swaps	Total
Large Cap Disciplined Equity
Interest rate contracts	$—	$(220)	$—	$—	$(220)
Foreign exchange contracts	—	—	(450)	—	(450)
Equity contracts	—	49,273	—	—	49,273
Total	$—	$49,053	$(450)	$—	$48,603
International Equity
Interest rate contracts	$(149)	$533	$—	$—	$384
Foreign exchange contracts	—	—	1,761	—	1,761
Credit contracts	—	—	—	(773)	(773)
Equity contracts	—	(6,751)	—	880	(5,871)
Total	$(149)	$(6,218)	$1,761	$107	$(4,499)
World Equity Ex-US
Interest rate contracts	$(260)	$(51)	$—	$—	$(311)
Foreign exchange contracts	—	—	6,508	—	6,508
Credit contracts	—	—	—	(802)	(802)
Equity contracts	—	(19,653)	—	(316)	(19,969)
Total	$(260)	$(19,704)	$6,508	$(1,118)	$(14,574)
Enhanced LIBOR Opportunities
Interest rate contracts	$—	$(23)	$—	$(85)	$(108)
Foreign exchange contracts	—	—	235	—	235
Total	$—	$(23)	$235	$(85)	$127
Core Fixed Income
Interest rate contracts	$(247)	$3,172	$—	$(55)	$2,870
Foreign exchange contracts	—	—	(1,367)	—	(1,367)
Credit contracts	—	—	—	22,990	22,990
Total	$(247)	$3,172	$(1,367)	$22,935	$24,493
Long Duration
Interest rate contracts	$—	$(10,174)	$—	$(5,623)	$(15,797)
Credit contracts	—	—	—	3,999	3,999
Total	$—	$(10,174)	$—	$(1,624)	$(11,798)
Emerging Markets Debt
Interest rate contracts	$—	$(35)	$—	$2,758	$2,723
Foreign exchange contracts	(105)	—	1,448	—	1,343
Credit contracts	—	—	—	(446)	(446)
Equity contracts	—	—	—	(1,521)	(1,521)
Total	$(105)	$(35)	$1,448	$791	$2,099
Real Return
Interest rate contracts	$—	$(690)	$—	$—	$(690)
Foreign exchange contracts	—	—	(608)	—	(608)
Equity contracts	—	(1,344)	—	—	(1,344)
Total	$—	$(2,034)	$(608)	$—	$(2,642)
*	Includes purchased and written options/Swaptions.

Written options transactions entered into during the year ended May 31, 2009 are summarized as follows:

	Core Fixed Income Fund		Emerging Markets Debt Fund
	Number of Contracts	Premium ($ Thousands)	Number of Contracts		Premium ($ Thousands)
Balance at the beginning of period	2,672	$1,913	40,770,600	*	$264
Written	19,568	14,928	—		—
Expired	(15,491)	(11,613)	(40,770,600	)*	(264)
Closing buys	(5,757)	(4,619)	—		—
Balance at the end of period	992	$609	—		$—
*	Shown in Brazilian Real.

Written swaptions transactions entered into during the year ended May 31, 2009 are summarized as follows:

	Core Fixed Income Fund
	Notional Amount (Thousands)	Premium ($ Thousands)
Balance at the beginning of period	44,000	$959
Written	—	—
Expired	—	—
Closing buys	(44,000)	(959)
Balance at the end of period	—	$—

At May 31, 2009 the Funds had cash and/or securities at least equal to the value of written options.

SEI Institutional Investments Trust / Annual Report / May 31, 2009	245

Notes to Financial Statements (Continued)

May 31, 2009

4. AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

Administration and Transfer Agency Agreements —The Trust and SEI Investments Global Funds Services (the “Administrator”) are parties to an Amended and Restated Administration and Transfer Agency Agreement dated December 10, 2003 under which the Administrator provides administrative and shareholder servicing for an annual fee of 0.05% of the average daily net assets of each Fund. For the year ended May 31, 2009, and until further notice, the Administrator has voluntarily agreed to waive all of its fee.

Investment Advisory Agreement — SEI Investments Management Corporation (“SIMC”) serves as investment adviser (the “Adviser”) to each Fund. In connection with serving as investment adviser, SIMC is entitled to a fee that is calculated daily and paid monthly based on the average daily net assets of each Fund. SIMC has voluntarily agreed to waive a portion of its fee so that the total annual expenses of each Fund, exclusive of acquired fund fees expenses, will not exceed certain voluntary expense limitations adopted by SIMC. These waivers may be terminated at any time. The advisory fee and voluntary expense limitations for Class A of each Fund for the period indicated are as follows:

	Advisory Fees	Voluntary Expense Limitations
Large Cap Fund	0.400%	0.260%
Large Cap Diversified Alpha Fund	0.400	0.350
Large Cap Disciplined Equity Fund	0.400	0.220
Large Cap Index Fund	0.170	0.060
Small Cap Fund	0.650	0.540
Small/Mid Cap Equity Fund	0.650	0.500
U.S. Managed Volatility Fund	0.650	0.350
International Equity Fund	0.505	0.390
World Equity Ex-US Fund	0.550	0.450
Screened World Equity Ex-US Fund	0.650	0.800
Enhanced LIBOR Opportunities Fund	0.450	0.440
Core Fixed Income Fund	0.300	0.140
High Yield Bond Fund	0.4875	0.350
Long Duration Fund	0.300	0.200
Emerging Markets Debt Fund	0.850	0.550
Real Return Fund	0.700	0.360

As of May 31, 2009, SIMC has entered into investment sub-advisory agreements with the following parties and pays the sub-advisers out of the fee that it receives from the Funds:

Investment Sub-Adviser
Large Cap Fund
Aronson + Johnson + Ortiz, L.P.
Delaware Management Company
INTECH Investment Management, LLC
Goldman Sachs Asset Management, L.P.
Legg Mason Capital Management, Inc.
LSV Asset Management
Montag & Caldwell, Inc.
Quantitative Management Associates, LLC

Investment Sub-Adviser
Large Cap Diversified Alpha Fund
Analytic Investors, LLC
Aronson + Johnson + Ortiz, L.P.
Delaware Management Company
INTECH Investment Management, LLC
Legg Mason Capital Management, Inc.
Quantitative Management Associates, LLC
Large Cap Disciplined Equity Fund
Analytic Investors, Inc.
INTECH Investment Management, LLC
Legg Mason Capital Management, Inc.
Massachusetts Financial Services Company
Quantitative Management Associates, LLC
Large Cap Index Fund
SSgA Funds Management, Inc.
Small Cap Fund
Artisan Partners Limited Partnership
BlackRock Capital Management, Inc.
Integrity Asset Management, LLC
Janus Capital Management, Inc.
Lee Munder Investments, Ltd.
Los Angeles Capital Management and Equity Research, Inc.
LSV Asset Management
Martingale Asset Management, L.P.
McKinley Capital Management, Inc.
Neuberger Berman Management, LLC
Oppenheimer Capital, LLC
PanAgora Asset Management, Inc.
Robeco Investment Management, Inc.
Security Capital Research and Management, Inc.
Wellington Management Company, LLP
Small/Mid Cap Equity Fund
BlackRock Capital Management, Inc.
Integrity Asset Management, LLC
Janus Capital Management, Inc.
Lee Munder Investments, Ltd.
Los Angeles Capital Management and Equity Research, Inc.
LSV Asset Management
Martingale Asset Management, L.P.
PanAgora Asset Management, Inc.
Security Capital Research and Management Incorporated
Wellington Management Company, LLP
Wells Capital Management, Inc.
U.S. Managed Volatility Fund
Analytic Investors, LLC
Aronson + Johnson + Ortiz, LP
International Equity Fund
Acadian Asset Management, Inc.
AXA Rosenberg Investment Management, LLC
Declaration Management + Research, LLC
INTECH Investment Management, LLC
McKinley Capital Management, Inc.
Principal Global Investors, LLC
Quantitative Management Associates, LLC
Record Currency Management Limited
UBS Global Asset Management (Americas), Inc.*
Wellington Management Company, LLC

246	SEI Institutional Investments Trust / Annual Report / May 31, 2009

Investment Sub-Adviser
World Equity Ex-US Fund
Acadian Asset Management, Inc.
Artisan Partners Limited Partnership
AXA Rosenberg Investment Management, LLC
Declaration Management + Research, LLC
INTECH Investment Management, LLC
McKinley Capital Management, Inc.
Principal Global Investors, LLC
Quantitative Management Associates, LLC
Record Currency Management Limited
Rexiter Capital Management Limited
UBS Global Asset Management (Americas), Inc.*
Wellington Management Company, LLC
Screened World Equity Ex-US Fund
AXA Rosenberg Investment Management, LLC
McKinley Capital Management, Inc.
Principal Global Investors, LLC
Quantitative Management Associates, LLC
Enhanced LIBOR Opportunities Fund
Ares Management, LLC
Declaration Management + Research, LLC*
UBS Global Asset Management (Americas), Inc.*
Wellington Management Company, LLP
Core Fixed Income Fund
J.P. Morgan Investment Management, Inc.
Metropolitan West Asset Management, LLC
Wells Capital Management, Inc.
Western Asset Management Company
Western Asset Management Company Limited
High Yield Bond Fund
Ares Management, LLC
Brigade Capital Management, LLC
Delaware Management Company
Guggenheim Partners, LLC
J.P. Morgan Investment Management, Inc.
Long Duration Fund
Metropolitan West Asset Management, LLC
Emerging Markets Debt Fund
Ashmore Investment Management Limited
ING Investment Management Advisors, B.V.
Stone Harbor Investment Partners, L.P.
Real Return Fund
Deutsche Investment Management Americas, Inc.

* Not funded. As of May 31, 2009, this manager has not been allocated assets to manage.

Other —The Distribution Agreement between SEI Investments Distribution Co. (the “Distributor”) and the Trust provides that the Distributor may receive compensation on fund transactions effected for the Trust in accordance with Securities and Exchange Commission

(“SEC”) rules. Accordingly, it is expected that fund transactions may result in brokerage commissions being paid to the Distributor. The SEC rules require that such commissions not exceed usual and customary commissions.

Such commissions for the year ended May 31, 2009 were as follows ($ Thousands):

Large Cap Fund	$9
Large Cap Diversified Alpha Fund	2
Small Cap Fund	43
Small/Mid Cap Equity Fund	75
International Equity Fund	21
World Equity Ex-US Fund	43

Certain officers and/or trustees of the Trust are also officers of the Administrator or the Adviser. The Trust pays each unaffiliated Trustee an annual fee for attendance at quarterly, interim and committee meetings. Compensation of officers and affiliated Trustees of the Trust is paid by the Adviser or Administrator.

A portion of the services provided by the Chief Compliance Officer (“CCO”) and his staff, whom are employees of the Administrator, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s Adviser, sub-advisers and service providers as required by SEC regulations. The CCO’s services have been approved by and are reviewed by the Board.

LSV Asset Management (partially-owned subsidiary of SIMC) serves as a sub-adviser to the Large Cap, Small Cap and Small/Mid Cap Equity Funds. For this service LSV Asset Management is entitled to receive a fee from SIMC. Such fees for the year ended May 31, 2009 were as follows ($ Thousands):

Large Cap Fund	$54
Small Cap Fund	361
Small/Mid Cap Equity Fund	618

Fees Paid Indirectly — The Funds may direct certain fund trades to the Distributor who pays a portion of the Fund’s expenses. Accordingly, the expenses reduced, which were used to pay third party expenses, can be found on the Statement of Operations and the effect on the Fund’s expense ratio, as a percentage of the Fund’s average daily net assets for the year ended May 31, 2009, can be found on the Financial Highlights.

Investment in Affiliated Companies — The Funds may purchase securities of certain companies with which it is affiliated to the extent these companies are represented in its Index. The Funds may invest the cash collateral from the securities lending program in the SEI Liquidity Fund LP.

SEI Institutional Investments Trust / Annual Report / May 31, 2009	247

Notes to Financial Statements (Continued)

May 31, 2009

5. CAPITAL SHARE TRANSACTIONS

Capital Share Transactions for the Funds were as follows (Thousands):

	Large Cap Fund		Large Cap Diversified Alpha			Large Cap Disciplined Equity Fund
	2009	2008	2009	2008		2009	2008
Class A:
Shares Issued	27,740	1,264	23,513	24,295		263,121 (1)	238,005	(1)
Shares Issued In Lieu of Dividends and Distributions	533	439	471	2,371		10,546	47,757
Shares Redeemed	(5,596)	(16,621)	(25,871)	(10,704	)(2)	(178,882)	(104,554	)(2)
Increase (Decrease) in Net Assets Derived from Class A Transactions	22,677	(14,918)	(1,887)	15,962		94,785	181,208

	Large Cap Index Fund		Small Cap Fund			Small/Mid Cap Fund
	2009	2008	2009	2008		2009	2008
Class A:
Shares Issued	1,929	402	22,882	12,562		64,980	82,115	(1)
Shares Issued In Lieu of Dividends and Distributions	106	133	2,879	17,151		3,467	12,383
Shares Redeemed	(748)	(420)	(48,524)	(13,187)		(43,013)	(25,125)
Increase (Decrease) in Net Assets Derived from Class A Transactions	1,287	115	(22,763)	16,526		25,434	69,373

	U.S. Managed Volatility Fund(3)		International Equity Fund			World Equity Ex-US Fund
	2009		2009	2008		2009	2008
Class A:
Shares Issued	25,465		44,814	14,402		180,222	106,952
Shares Issued In Lieu of Dividends and Distributions	64		2,178	23,314		—	14,951
Shares Redeemed	(619)		(61,714)	(32,472)		(82,715)	(23,847)
Increase (Decrease) in Net Assets Derived from Class A Transactions	24,910		(14,722)	5,244		97,507	98,056

	Screened World Equity Ex-US Fund(4)	Enhanced LIBOR Opportunities Fund		Core Fixed Income Fund
	2009	2009	2008	2009	2008
Class A:
Shares Issued	10,439	3,618	18,586	193,251	187,314
Shares Issued In Lieu of Dividends and Distributions	87	488	922	40,439	32,620
Shares Redeemed	(2,414)	(7,198)	(4,850)	(369,431)	(191,923)
Increase (Decrease) in Net Assets Derived from Class A Transactions	8,112	(3,092)	14,658	(135,741)	28,011

		High Yield Bond Fund		Long Duration Fund
		2009	2008	2009	2008
Class A:
Shares Issued		48,241	40,343	183,981	1,748
Shares Issued In Lieu of Dividends and Distributions		19,620	13,246	3,116	994
Shares Redeemed		(43,406)	(21,064)	(9,083)	(8,614)
Increase (Decrease) in Net Assets Derived from Class A Transactions		24,455	32,525	178,014	(5,872)

		Emerging Markets Debt		Real Return Fund
		2009	2008	2009	2008
Class A:
Shares Issued		26,254	32,634	6,992	21,809
Shares Issued In Lieu of Dividends and Distributions		8,541	7,298	2,090	1,192
Shares Redeemed		(39,588)	(11,353)	(16,281)	(11,993)
Increase (Decrease) in Net Assets Derived from Class A Transactions		(4,793)	28,579	(7,199)	11,008
(1)	Includes subscriptions as a result of in-kind transfers of securities (See Note 8).
(2)	Includes redemptions as a result of in-kind transfers of securities (See Note 8).
(3)	Fund commenced operations on January 2, 2009.
(4)	Fund commenced operations on June 30, 2008.

Amounts designated as “—” are zero or have been rounded to zero.

248	SEI Institutional Investments Trust / Annual Report / May 31, 2009

6. INVESTMENT TRANSACTIONS

The cost of security purchases and proceeds from the sale and maturities of securities other than temporary cash investments, during the year ended May 31, 2009, were as follows:

	U.S. Gov’t ($ Thousands)	Other ($ Thousands)	Total ($ Thousands)
Large Cap Fund
Purchases	$—	$522,177	$522,177
Sales	—	269,842	269,842
Large Cap Diversified Alpha Fund
Purchases	—	515,353	515,353
Sales	—	596,980	596,980
Large Cap Disciplined Equity Fund
Purchases	—	6,865,798	6,865,798
Sales	—	6,534,827	6,534,827
Large Cap Index Fund
Purchases	—	162,946	162,946
Sales	—	59,886	59,886
Small Cap Fund
Purchases	—	1,353,449	1,353,449
Sales	—	1,530,855	1,530,855
Small/Mid Cap Fund
Purchases	—	2,338,432	2,338,432
Sales	—	2,142,709	2,142,709
U.S. Managed Volatility Fund
Purchases	—	262,457	262,457
Sales	—	44,226	44,226

	U.S. Gov’t ($ Thousands)	Other ($ Thousands)	Total ($ Thousands)
International Equity Fund
Purchases	$543,847	$1,155,672	$1,699,519
Sales	645,818	1,267,041	1,912,859
World Equity Ex-US Fund
Purchases	1,206,425	3,442,324	4,648,749
Sales	1,411,453	2,535,061	3,946,514
Screened World Equity Ex-US Fund
Purchases	—	131,776	131,776
Sales	—	52,617	52,617
Enhanced LIBOR Opportunities Fund
Purchases	4,076	21,867	25,943
Sales	10,905	16,061	26,966
Core Fixed Income Fund
Purchases	20,130,961	1,832,256	21,963,217
Sales	21,607,577	1,946,119	23,553,696
High Yield Bond Fund
Purchases	268	865,387	865,655
Sales	—	746,436	746,436
Long Duration Bond Fund
Purchases	711,958	754,410	1,466,368
Sales	294,479	37,913	332,392
Emerging Markets Debt Fund
Purchases	—	675,804	675,804
Sales	—	643,926	643,926
Real Return Fund
Purchases	415,790	8,778	424,568
Sales	507,070	9,221	516,291

7. FEDERAL TAX INFORMATION

It is each Fund’s intention to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all of its taxable income (including net capital gains). Accordingly, no provision for Federal income taxes is required.

Dividends from net investment income and distributions from net realized capital gains are determined in accordance with U.S. Federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the United States of America. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in capital, undistributed net investment income or accumulated net realized gain, as appropriate, in the period that the differences arise.

Accordingly, the following permanent differences, primarily attributable to different treatment for gains and losses on paydowns of mortgage and asset-backed securities for tax purposes, defaulted bond basis adjustments, reclassification of long term capital gain distributions on Real Estate Investment Trust securities, reclassification of income and expense from swap transactions, gains and losses on passive foreign investment companies, foreign currency related transactions, return of capital, net investment losses, investments in partnerships and short sale of investments have been reclassified to/from the following accounts as of May 31, 2009:

	Undistributed Net Investment Income (Loss) ($ Thousands)	Accumulated Realized Gain (Loss) ($ Thousands)	Paid-in Capital ($ Thousands)
Large Cap Fund	$36	$(36)	$—
Large Cap Diversified Alpha Fund	(981)	4,612	(3,631)
Large Cap Disciplined Equity Fund	(21,319)	101,154	(79,835)
Large Cap Index Fund	40	(40)	—
Small Cap Fund	(1,346)	(1,399)	2,745
Small/Mid Cap Equity Fund	(806)	(1,394)	2,200
International Equity Fund	(18,890)	18,890	—
World Equity Ex-US Fund	(44,832)	44,311	521
Screened World Equity Ex-US Fund	(157)	157	—
Enhanced LIBOR Opportunities Fund	(2,680)	13,677	(10,997)
Core Fixed Income Fund	12,902	(13,318)	416

SEI Institutional Investments Trust / Annual Report / May 31, 2009	249

Notes to Financial Statements (Continued)

May 31, 2009

	Undistributed Net Investment Income (Loss) ($ Thousands)	Accumulated Realized Gain (Loss) ($ Thousands)	Paid-in Capital ($ Thousands)
High Yield Bond Fund	$1,532	$(1,532)	$—
Long Duration Fund	2,807	(2,807)	—
Emerging Markets Debt Fund	(10,997)	10,997	—
Real Return Fund	5,080	(3,583)	(1,497)

These reclassifications have no impact on net assets or net asset value per share.

The tax character of dividends and distributions paid during the last two years or periods ended May 31, 2009 were as follows:

		Ordinary Income ($ Thousands)	Long-Term Capital Gain ($ Thousands)	Return of Capital ($ Thousands)	Total ($ Thousands)
Large Cap Fund	2009	$6,781	$—	$—	$6,781
	2008	8,626	—	—	8,626
Large Cap Diversified Alpha Fund	2009	772	—	2,889	3,661
	2008	18,510	9,736	—	28,246
Large Cap Disciplined Equity Fund	2009	10,906	—	79,835	90,741
	2008	386,110	238,583	—	624,693
Large Cap Index Fund	2009	8,392	608	—	9,000
	2008	8,808	9,258	—	18,066
Small Cap Fund	2009	23,822	—	—	23,822
	2008	69,762	157,685	7,548	234,995
Small/Mid Cap Equity Fund	2009	27,726	—	—	27,726
	2008	74,475	76,784	6,948	158,207
U.S. Managed Volatility Fund	2009	555	—	—	555
International Equity Fund	2009	11,818	1,123	—	12,941
	2008	153,474	133,805	—	287,279
World Equity Ex-US Fund	2009	—	—	—	—
	2008	157,238	71,654	1,085	229,977
Screened World Equity Ex-US Fund	2009	561	—	—	561
Enhanced LIBOR Opportunities Fund	2009	3,100	—	929	4,029
	2008	8,666	161	—	8,827
Core Fixed Income Fund	2009	360,778	27,495	—	388,273
	2008	336,849	—	—	336,849
High Yield Bond Fund	2009	135,862	—	—	135,862
	2008	125,710	1,453	—	127,163
Long Duration Bond Fund	2009	24,618	—	—	24,618
	2008	9,372	—	—	9,372
Emerging Markets Debt Fund	2009	76,229	—	—	76,229
	2008	74,765	2,871	—	77,636
Real Return Fund	2009	19,513	—	1,496	21,009
	2008	11,228	1,410	—	12,638

As of May 31, 2009, the components of Distributable Earnings/(Accumulated Losses) were as follows:

	Undistributed Ordinary Income ($ Thousands)	Capital Loss Carryforwards ($ Thousands)	Post October Losses ($ Thousands)	Post October Currency Losses ($ Thousands)	Unrealized Appreciation (Depreciation) ($ Thousands)	Other Temporary Differences ($ Thousands)	Total Distributable Earnings (Accumulated Losses) ($ Thousands)
Large Cap Fund	$1,555	$(97,300)	$(33,608)	$—	$(23,255)	$31	$(152,577)
Large Cap Diversified Alpha Fund	—	(80,326)	(106,256)	—	(52,281)	—	(238,863)
Large Cap Disciplined Equity Fund	—	(1,493,918)	(1,507,113)	(586)	(429,877)	803	(3,430,691)
Large Cap Index Fund	1,310	(6,369)	(11,670)	—	(16,800)	40	(33,489)
Small Cap Fund	1,125	(154,582)	(310,129)	(43)	(182,386)	(8)	(646,023)
Small/Mid Cap Equity Fund	8,142	(208,795)	(477,906)	(365)	(248,400)	(8)	(927,332)
U.S. Managed Volatility Fund	733	—	(1,283)	—	11,408	—	10,858
International Equity Fund	5,769	(163,564)	(323,425)	—	(39,175)	(1,318)	(521,713)
World Equity Ex-US Fund	38,288	(438,658)	(693,343)	—	(83,816)	(6,251)	(1,183,780)

250	SEI Institutional Investments Trust / Annual Report / May 31, 2009

	Undistributed Ordinary Income ($ Thousands)	Capital Loss Carryforwards ($ Thousands)	Post October Losses ($ Thousands)	Post October Currency Losses ($ Thousands)	Unrealized Appreciation (Depreciation) ($ Thousands)	Other Temporary Differences ($ Thousands)	Total Distributable Earnings (Accumulated Losses) ($ Thousands)
Screened World Equity Ex-US Fund	$666	$(6,491)	$(18,690)	$—	$(7,153)	$(157)	$(31,825)
Enhanced LIBOR Opportunities Fund	—	(11,891)	(13,958)	(78)	(40,855)	81	(66,701)
Core Fixed Income Fund	31,853	(32,495)	(19,190)	—	(425,494)	(20,674)	(466,000)
High Yield Bond Fund	7,957	(63,110)	(140,658)	—	(253,299)	(6,057)	(455,167)
Long Duration Fund	6,671	(9,572)	(43,672)	—	(16,494)	(6,688)	(69,755)
Emerging Markets Debt Fund	25,892	(26,548)	(66,219)	(2,412)	(40,935)	(15,976)	(126,198)
Real Return Plus Fund	—	(2,963)	(3,068)	—	10,480	—	4,449

Post-October losses represent losses realized on investment transactions from November 1, 2008 through May 31, 2009 that, in accordance with Federal income tax regulations, the Funds may elect to defer and treat as having arisen in the following fiscal year. For Federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains as follows:

	Expires 2011 ($ Thousands)	Expires 2015 ($ Thousands)	Expires 2016 ($ Thousands)	Expires 2017 ($ Thousands)	Total Capital Loss Carryforwards 05/31/09 ($ Thousands)
Large Cap Fund	$89,413	$—	$—	$7,887	$97,300
Large Cap Diversified Alpha Fund	—	—	—	80,326	80,326
Large Cap Disciplined Equity Fund	—	—	—	1,493,918	1,493,918
Large Cap Index Fund	—	—	—	6,369	6,369
Small Cap Fund	—	—	—	154,582	154,582
Small/Mid Cap Equity Fund	—	—	—	208,795	208,795
International Equity Fund	—	—	—	163,564	163,564
World Equity Ex-US Fund	—	—	—	438,658	438,658
Screened World Equity Ex-US Fund	—	—	—	6,491	6,491
Enhanced LIBOR Opportunities Fund	—	—	1,487	10,404	11,891
Core Fixed Income Fund	—	—	—	32,495	32,495
High Yield Bond Fund	—	—	1,148	61,962	63,110
Long Duration Fund	—	2,250	796	6,526	9,572
Emerging Markets Debt Fund	—	—	—	26,548	26,548
Real Return Fund	—	—	—	2,963	2,963

For Federal income tax purposes, the cost of securities owned at May 31, 2009, and the net realized gains or losses on securities sold for the period were not materially different from amounts reported for financial reporting purposes. These differences are primarily due to investments in partnerships and wash sales which cannot be used for Federal income tax purposes in the current year and have been deferred for use in future years. The aggregate gross unrealized appreciation and depreciation on total investments held by the Funds at May 31, 2009, was as follows:

	Federal Tax Cost ($ Thousands)	Appreciated Securities ($ Thousands)	Depreciated Securities ($ Thousands)	Net Unrealized Appreciation (Depreciation) ($ Thousands)
Large Cap Fund	$574,333	$63,998	$(87,253)	$(23,255)
Large Cap Diversified Alpha Fund	361,269	49,747	(102,028)	(52,281)
Large Cap Disciplined Equity Fund	7,051,255	772,382	(1,201,456)	(429,074)
Large Cap Index Fund	406,672	64,680	(81,480)	(16,800)

	Federal Tax Cost ($ Thousands)	Appreciated Securities ($ Thousands)	Depreciated Securities ($ Thousands)	Net Unrealized Appreciation (Depreciation) ($ Thousands)
Small Cap Fund	$1,322,739	$98,107	$(280,493)	$(182,386)
Small/Mid Cap Equity Fund	2,157,893	147,305	(395,705)	(248,400)
U.S. Managed Volatility Fund	226,951	17,682	(6,274)	11,408
International Equity Fund	800,333	60,884	(111,295)	(50,411)
World Equity Ex-US Fund	3,013,191	258,594	(364,121)	(105,527)
Screened World Equity Ex-US Fund	58,617	3,485	(10,839)	(7,354)
Enhanced LIBOR Opportunities Fund	204,129	19,644	(60,440)	(40,796)
Core Fixed Income Fund	5,691,834	139,105	(547,059)	(407,954)
High Yield Bond Fund	1,714,348	58,304	(311,603)	(253,299)
Long Duration Fund	1,492,498	41,040	(56,859)	(15,819)
Emerging Markets Debt Fund	945,979	36,120	(75,816)	(39,696)
Real Return Fund	249,672	10,872	(392)	10,480

SEI Institutional Investments Trust / Annual Report / May 31, 2009	251

Notes to Financial Statements (Continued)

May 31, 2009

Management has analyzed the Fund’s tax position taken on federal income tax returns for all open tax years and has concluded that as of May 31, 2009, no provision for income tax would be required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

8. CONCENTRATION/RISKS

In the normal course of business, the Funds enter into contracts that provide general indemnifications by the Fund to the counterparty to the contract. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

The market values of the Core Fixed Income, Long Duration and High Yield Bond Funds’ investments may change in response to interest rate changes and other factors. During periods of falling interest rates, the values of fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Changes by recognized rating agencies in the ratings of any fixed income security and in the ability of an issuer to make payments of interest and principal may also affect the value of these investments.

The International Equity, World Equity Ex-US, Screened World Equity Ex-US and Emerging Markets Debt Funds concentrate their investments in securities of foreign issuers in various countries. These investments may involve certain considerations and risks not typically associated with investments in the United States, as a result of, among other factors, the possibility of future political and economic developments and the level of governmental supervision and regulation of securities markets in the respective countries.

9. IN-KIND TRANSFERS OF SECURITIES

During the year ended May 31, 2009, the Large Cap Disciplined Equity Fund issued shares of beneficial interest in exchange for securities. These securities were transferred at their current value on the date of such transactions.

	Shares Issued	Value ($ Thousands)
Large Cap Disciplined Equity Fund
09/30/08	7,801,537	$76,845

During the year ended May 31, 2008, the Large Cap Diversified Alpha, Large Cap Disciplined Equity, and Small/Mid Cap Equity Funds issued (redeemed) shares of beneficial interest in exchange for securities. The securities were transferred at their current value on the date of such transactions.

	Shares Issued (Redeemed)	Value ($ Thousands)	Gain (Loss) ($ Thousands)
Large Cap Diversified
Alpha Fund
08/31/07	(4,392,890)	$(43,929)	$(2,669)
Large Cap Disciplined
Equity Fund
06/29/07	478,248	6,739	—
08/31/07	(90,947,378)	(909,474)	(63,427)
10/31/07	1,513,388	21,505	—
01/16/08	1,060,716	12,580	—
Small/Mid Cap
Equity Fund
10/26/07	1,208,695	17,357	—

10. SECURITIES LENDING

A Fund may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Trust’s Board of Trustees. These loans may not exceed 33 1/3% of the total asset value of a Fund (including the loan collateral). No Fund will lend portfolio securities to its Adviser, sub-adviser or their affiliates unless it has applied for and received specific authority to do so from the SEC. Loans of portfolio securities will be fully collateralized by cash. Collateral will be maintained in an amount equal to at least 100% of the current market value of the loaned securities by marking to market daily, although the borrower will be required to deliver collateral between 102% and 105% of the market value of borrowed securities for domestic and foreign securities, respectively. However, due to market fluctuations during the day, the value of securities loaned on a particular day may, during the course of the day, exceed the value of collateral. On each business day, the amount of collateral is adjusted based on the prior day’s market fluctuations and the current day’s lending activity. Income from lending activity is determined by the amount of interest earned on collateral, less any amounts payable to the borrowers of the securities and the lending agent. Lending securities involves certain risks, including the risk that a Fund may be delayed or prevented from recovering the collateral if the borrower fails to return the securities.

252	SEI Institutional Investments Trust / Annual Report / May 31, 2009

Cash collateral received in connection with securities lending is invested in short-term investments by the lending agent. These investments may include the SEI Liquidity Fund L.P., repurchase agreements, which are collateralized by United States Treasury and Government Agency securities, and high-quality, short-term instruments, such as floating rate corporate obligations, commercial paper, and private placements with an average weighted maturity not to exceed 60 days and a maturity not to exceed 397 days. Cash collateral is invested on behalf of a Fund in a manner similar to the Fund’s investments of its cash reserves and the Fund bears all of the gains and losses on such investment. There is no guarantee that these investments will not lose value.

11. RECENT ACCOUNTING PRONOUNCEMENTS

In October 2008, the FASB issued Staff Position 157-3, Determining the Fair Value of a Financial Asset in a Market That Is Not Active (“FSP 157-3”), which clarifies the application of SFAS 157 in an inactive market and provides an illustrative example to demonstrate how the fair value of a financial asset is determined when the market for that financial asset is not active. The guidance provided by FSP 157-3 did not have a material impact on the Fund’s approach to valuing financial assets.

In April 2009, FASB Staff Position No. 157-4 — Determining Fair Value when the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly (“FSP 157-4”) was issued. FSP 157-4 clarifies the process for measuring the fair value of financial instruments when the markets become inactive and quoted prices may reflect distressed transactions. FSP 157-4 provides a non-exclusive list of factors a reporting entity should consider when determining whether there has been a significant decrease in the volume and level of activity for an asset or liability when compared with normal market activity. Under FSP 157-4, if a reporting entity concludes there has been a significant decrease in volume and level of activity for the asset or liability (or similar assets or liabilities), transactions or quoted prices may not be determinative of fair value. Further analysis of the transactions or quoted prices is needed, and a significant adjustment to the transactions or quoted prices may be necessary to estimate fair value in accordance with FASB Statement No. 157 — Fair Value Measurement. FSP 157-4 also requires entities to describe the inputs used in valuation techniques used to measure fair value changes and changes in inputs over the period. FSP 157-4 expands the three level hierarchy disclosure and level three roll-forward disclosure for each major security type as described in paragraph 19 of FAS No. 115, Accounting for Certain Investments in Debt and Equity Securities. FSP 157-4 is effective for interim and annual reporting periods ending after June 15, 2009, and shall be applied prospectively. At this time, management is evaluating the impact of FSP 157-4 on the Fund’s financial statements.

In May 2009, the FASB issued SFAS No. 165, SUBSEQUENT EVENTS ("SFAS 165"). SFAS 165 provides authoritative accounting literature related to evaluating subsequent events that was previously addressed only in the auditing literature, and is largely similar to the current guidance in the auditing literature with some exceptions that are not intended to result in significant changes in practice. SFAS 165 defines subsequent events and also requires the disclosure of the date through which an entity has evaluated subsequent events and the basis for that date. SFAS 165 is effective on a prospective basis for interim or annual financial periods ending after June 15, 2009. At this time, management is evaluating the impact of SFAS 165 on the Fund’s financial statements.

12. OTHER MATTERS (Unaudited)

Due to volatility in the fixed income and equity markets, the market value of a Fund’s holdings may be materially different than shown in the Schedules of Investments (“SOI”). The values shown in the SOI’s were the market values as of May 31, 2009 and do not reflect any market events after May 31, 2009.

SEI Institutional Investments Trust / Annual Report / May 31, 2009	253

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders

SEI Institutional Investments Trust:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments of SEI Institutional Investments Trust, comprising the Large Cap Fund, Large Cap Diversified Alpha Fund, Large Cap Disciplined Equity Fund, Large Cap Index Fund, Small Cap Fund, Small/ Mid Cap Equity Fund, U.S. Managed Volatility Fund, International Equity Fund, World Equity Ex-US Fund, Screened World Equity Ex-US Fund, Enhanced LIBOR Opportunities Fund, Core Fixed Income Fund, High Yield Bond Fund, Long Duration Fund, Emerging Markets Debt Fund, and Real Return Fund (formerly Real Return Plus Fund), (collectively, the “Funds”), as of May 31, 2009, and the related statements of operations for the year or period then ended, the statements of changes in net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the four-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year or period presented through May 31, 2005, were audited by other auditors, whose report dated July 27, 2005 expressed an unqualified opinion thereon.

We conducted our audits in accordance with the Standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2009, by correspondence with the custodian and brokers or other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the funds comprising SEI Institutional Investments Trust as of May 31, 2009, the results of their operations for the year or period then ended, the changes in their net assets for the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the four-year period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

July 30, 2009

254	SEI Institutional Investments Trust / Annual Report / May 31, 2009

Trustees and Officers of the Trust (Unaudited)

The following information is current as of May 31, 2009.

Set forth below are the names, addresses, ages, position with the Trust, Term of Office and Length of Time Served, the principal occupations for the last five years, number of portfolios in fund complex overseen by trustee, and other directorships outside the fund complex of each of the persons currently serving as Trustees and Officers of the Trust. The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-800-342-5734.

Name Address, and Age	Position(s) Held with Trusts	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee
INTERESTED TRUSTEES
Robert A. Nesher One Freedom Valley Drive Oaks, PA 19456 62 yrs. old	Chairman of the Board of Trustees*	since 1982	Currently performs various services on behalf of SEI Investments for which Mr. Nesher is compensated.	80	Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, Director of SEI Global Master Fund, plc, SEI Global Assets Fund, plc, SEI Global Investments Fund, plc, SEI Investments Global, Limited, SEI Investments — Global Fund Services, Limited, SEI Investments (Europe), Limited, SEI Investments — Unit Trust Management (UK), Limited, SEI Global Nominee Ltd., SEI Opportunity Fund, L.P., SEI Structured Credit Fund, L.P., and SEI Multi-Strategy Funds plc.
William M. Doran 1701 Market Street Philadelphia, PA 19103 69 yrs. old	Trustee*	since 1982	Self-employed consultant since 2003. Partner, Morgan, Lewis & Bockius LLP (law firm) from 1976 to 2003, counsel to the Trust, SEI, SIMC, the Administrator and the Distributor. Secretary of SEI since 1978.	80	Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, Director of SEI since 1974. Director of the Distributor since 2003. Director of SEI Investments — Global Fund Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe), Limited, SEI Investments (Asia), Limited and SEI Asset Korea Co., Ltd.
TRUSTEES
James M. Storey One Freedom Valley Drive Oaks, PA 19456 78 yrs. old	Trustee	since 1995	Attorney, sole practitioner since 1994. Partner, Dechert Price & Rhoads, September 1987- December 1993.	80	Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, and U.S. Charitable Gift Trust.

*Messrs.	Nesher and Doran are Trustees who may be deemed as “interested” persons of the Trust as that term is defined in the 1940 Act by virtue of their affiliation with SIMC and the Trust’s Distributor.
[1]Each

trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust’s Declaration of Trust.

[2]The

Fund Complex includes the following Trusts: SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Investments Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust and SEI Alpha Strategy Portfolios, L.P.

SEI Institutional Investments Trust / Annual Report / May 31, 2009	255

Trustees and Officers of the Trust (Unaudited) (continued)

Name Address, and Age	Position(s) Held with Trusts	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee
TRUSTEES (continued)
George J. Sullivan, Jr. One Freedom Valley Drive Oaks, PA 19456 66 yrs. old	Trustee	since 1996	Self-Employed Consultant, Newfound Consultants Inc. since April 1997.	80	Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, State Street Navigator Securities Lending Trust, SEI Opportunity Fund, L.P., and SEI Structured Credit Fund, L.P., member of the independent review committee for SEI’s Canadian-registered mutual funds since 2009
Rosemarie B. Greco One Freedom Valley Drive Oaks, PA 19456 63 yrs. old	Trustee	since 1999	Director, Governor’s Office of Health Care Reform, Commonwealth of Pennsylvania since 2003. Founder and Principal, Grecoventures Ltd. from 1999 to 2002.	80	Director, Sonoco, Inc.; Director, Exelon Corporation; Trustee, Pennsylvania Real Estate Investment Trust.
Nina Lesavoy One Freedom Valley Drive Oaks, PA 19456 52 yrs. old	Trustee	since 2003	Founder and Managing Director, Avec Capital since 2008, Managing Director, Cue Capital from March 2002-March 2008.	80	Director of SEI Opportunity Fund, L.P., and SEI Structured Credit Fund, L.P.
James M. Williams One Freedom Valley Drive Oaks, PA 19456 61 yrs. old	Trustee	since 2004	Vice President and Chief Investment Officer, J. Paul Getty Trust, Non-Profit Foundation for Visual Arts, since December 2002. President, Harbor Capital Advisors and Harbor Mutual Funds, 2000-2002.	80	Trustee/Director of Ariel Mutual Funds, SEI Opportunity Fund, L.P., and SEI Structured Credit Fund, L.P.
Mitchell A. Johnson One Freedom Valley Drive Oaks, PA 19456 67 yrs. old	Trustee	since 2007	Private Investor since 1994.	80	Trustee of the Advisors’ Inner Circle Fund, The Advisor’s Inner Circle Fund II, and Bishop Street Funds.
Hubert L. Harris, Jr. One Freedom Valley Drive Oaks, PA 19456 66 yrs. old	Trustee	since 2008	Retired since December 2005. Chief Executive Officer and Chair of the Board of Directors, AMVESCAP Retirement, Inc., 1997-December 2005. Chief Executive Officer, INVESCO North America, September 2003-December 2005.	80	Director of Colonial BancGroup, Inc. and Chair of the Board of Trustees, Georgia Tech Foundation, Inc. (nonprofit corporation).
OFFICERS
Robert A. Nesher One Freedom Valley Drive Oaks, PA 19456 62 yrs. old	President & CEO	since 2005	Currently performs various services on behalf of SEI for which Mr. Nesher is compensated.	N/A	N/A
Stephen F. Panner One Freedom Valley Drive Oaks, PA 19456 39 yrs. old	Controller and Chief Financial Officer	since 2005	Fund Accounting Director of the Administrator since 2005. Fund Administration Manager, Old Mutual Fund Services, 2000-2005. Chief Financial Officer, Controller and Treasurer, PBHG Funds and PBHG Insurance Series Fund, 2004-2005. Assistant Treasurer, PBHG Funds and PBHG Insurance Series Fund, 2000-2004. Assistant Treasurer, Old Mutual Advisors Fund, 2004-2005.	N/A	N/A

[1]

Each trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust’s Declaration of Trust.

[2]

The Fund Complex includes the following Trusts: SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Investments Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust and SEI Alpha Strategy Portfolios, L.P.

256	SEI Institutional Investments Trust / Annual Report / May 31, 2009

Name Address, and Age	Position(s) Held with Trusts	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee
OFFICERS (continued)
Russell Emery One Freedom Valley Drive Oaks, PA 19456 46 yrs. old	Chief Compliance Officer	since 2006	Chief Compliance Officer of SEI Opportunity Fund, L.P., SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional International Trust, SEI Liquid Asset Trust, SEI Daily Income Trust, SEI Tax Exempt Trust, SEI Institutional Investments Trust, The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, and Bishop Street Funds, since March 2006. Chief Compliance Officer of SEI Structural Credit Fund, LP and SEI Alpha Strategy Portfolio, LP since June 2007. Director of Investment Product Management and Development of SIMC, February 2003-March 2006.	N/A	N/A
Timothy D. Barto One Freedom Valley Drive Oaks, PA 19456 41 yrs. old	Vice President and Secretary	since 2002	General Counsel, Vice President and Secretary of SIMC and the Administrator since 2004. Vice President and Assistant Secretary of SEI since 2001. Vice President of SIMC and the Administrator since 1999. Assistant Secretary of SIMC, the Administrator and the Distributor and Vice President of the Distributor, 1999-2003.	N/A	N/A
James Ndiaye One Freedom Valley Drive Oaks, PA 19456 40 yrs. old	Vice President and Assistant Secretary	since 2005	Vice President and Assistant Secretary of SIMC since 2005. Vice President, Deutsche Asset Management (2003-2004). Associate, Morgan, Lewis & Bockius LLP (2000-2003).	N/A	N/A
Michael T. Pang One Freedom Valley Drive Oaks, PA 19456 37 yrs. old	Vice President and Assistant Secretary	since 2005	Vice President and Assistant Secretary of SIMC since 2005. Counsel, Caledonian Bank & Trust’s Mutual Funds Group (2004). Counsel, Permal Asset Management (2001-2004).	N/A	N/A
Aaron Buser One Freedom Valley Drive Oaks, PA 19456 38 yrs. old	Vice President and Assistant Secretary	since 2008	Vice President and Assistant Secretary of SIMC since 2007. Associate at Stark & Stark (2004-2007). Associate at Flaster/Greenberg, P.C. (2000-2004).	N/A	N/A
David F. McCann One Freedom Valley Drive Oaks, PA 19456 33 yrs. old	Vice President and Assistant Secretary	since 2009	Vice President and Assistant Secretary of SIMC since 2008. Attorney, Drinker Biddle & Reath, LLP (law firm), May 2005-October 2008. Attorney, Pepper Hamilton, LLP (law firm), September 2001-May 2005.	N/A	N/A
John J. McCue One Freedom Valley Drive Oaks, PA 19456 46 yrs. old	Vice President	since 2004	Director of Portfolio Implementations for SIMC since 1995. Managing Director of Money Market Investments for SIMC since 2003.	N/A	N/A
Andrew S. Decker One Freedom Valley Drive Oaks, PA 19456 45 yrs. old	Anti-Money Laundering Compliance Officer	since 2008	Compliance Officer and Product Manager, SEI 2005-2008. Vice President, Old Mutual Capital, 2000-2005.	N/A	N/A

[1]

Each trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust’s Declaration of Trust.

[2]

The Fund Complex includes the following Trusts: SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Investments Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust and SEI Alpha Strategy Portfolios, L.P.

SEI Institutional Investments Trust / Annual Report / May 31, 2009	257

Disclosure of Fund Expenses (Unaudited)

MAY 31, 2009

All mutual funds have operating expenses. As a shareholder of a fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from the fund’s gross income and directly reduce your final investment return. These expenses are expressed as a percentage of the fund’s average net assets; this percentage is known as the fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table on the next page illustrates your Fund’s costs in two ways:

• Actual fund return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual starting account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

• Hypothetical 5% return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expense Paid During Period” column with those that appear in the same charts in the shareholder reports for other funds.

NOTE: Because the return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown do not apply to your specific investment.

258	SEI Institutional Investments Trust / Annual Report / May 31, 2009

	Beginning Account Value 12/1/08	Ending Account Value 5/31/09	Annualized Expense Ratios	Expense Paid During Period*
Large Cap Fund
Actual Fund Return
Class A Shares	$1,000.00	$1,086.40	0.25%	$1.29
Hypothetical 5% Return
Class A Shares	$1,000.00	$1,023.69	0.25%	$1.26
Large Cap Diversified Alpha Fund
Actual Fund Return
Class A Shares	$1,000.00	$1,068.30	0.31%	$1.62
Hypothetical 5% Return
Class A Shares	$1,000.00	$1,023.37	0.31%	$1.58
Large Cap Disciplined Equity Fund
Actual Fund Return
Class A Shares	$1,000.00	$1,031.80	0.18%	$0.94
Hypothetical 5% Return
Class A Shares	$1,000.00	$1,024.01	0.18%	$0.93
Large Cap Index Fund
Actual Fund Return
Class A Shares	$1,000.00	$1,056.80	0.06%	$0.31
Hypothetical 5% Return
Class A Shares	$1,000.00	$1,024.63	0.06%	$0.30
Small Cap Fund
Actual Fund Return
Class A Shares	$1,000.00	$1,143.60	0.52%	$2.78
Hypothetical 5% Return
Class A Shares	$1,000.00	$1,022.34	0.52%	$2.62
Small/Mid Cap Fund
Actual Fund Return
Class A Shares	$1,000.00	$1,144.30	0.47%	$2.50
Hypothetical 5% Return
Class A Shares	$1,000.00	$1,022.60	0.47%	$2.36
International Equity Fund
Actual Fund Return
Class A Shares	$1,000.00	$1,113.60	0.39%	$2.06
Hypothetical 5% Return
Class A Shares	$1,000.00	$1,022.98	0.39%	$1.97
World Equity Ex-US Fund
Actual Fund Return
Class A Shares	$1,000.00	$1,181.70	0.45%	$2.46
Hypothetical 5% Return
Class A Shares	$1,000.00	$1,022.68	0.45%	$2.28
Screened World Equity Ex-US Fund
Actual Fund Return
Class A Shares	$1,000.00	$1,171.10	0.80%	$4.33
Hypothetical 5% Return
Class A Shares	$1,000.00	$1,020.94	0.80%	$4.03
Enhanced LIBOR Opportunities Fund
Actual Fund Return
Class A Shares	$1,000.00	$1,043.40	0.41%	$2.10
Hypothetical 5% Return
Class A Shares	$1,000.00	$1,022.88	0.41%	$2.08
Core Fixed Income Fund
Actual Fund Return
Class A Shares	$1,000.00	$1,085.40	0.14%	$0.72
Hypothetical 5% Return
Class A Shares	$1,000.00	$1,024.24	0.14%	$0.70
High Yield Bond Fund
Actual Fund Return
Class A Shares	$1,000.00	$1,257.30	0.35%	$1.97
Hypothetical 5% Return
Class A Shares	$1,000.00	$1,023.19	0.35%	$1.76

	Beginning Account Value 12/1/08	Ending Account Value 5/31/09	Annualized Expense Ratios	Expense Paid During Period*
Long Duration Fund
Actual Fund Return
Class A Shares	$1,000.00	$971.90	0.20%	$0.98
Hypothetical 5% Return
Class A Shares	$1,000.00	$1,023.93	0.20%	$1.01
Emerging Markets Debt Fund
Actual Fund Return
Class A Shares	$1,000.00	$1,276.70	0.56%	$3.17
Hypothetical 5% Return
Class A Shares	$1,000.00	$1,022.14	0.56%	$2.82
Real Return Fund
Actual Fund Return
Class A Shares	$1,000.00	$1,098.20	0.37%	$1.92
Hypothetical 5% Return
Class A Shares	$1,000.00	$1,023.10	0.37%	$1.85
*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 182/365 (to reflect one-half year period shown).

	Beginning Account Value 12/30/08	Ending Account Value 5/31/09	Annualized Expense Ratios	Expense Paid During Period**
U.S. Managed Volatility Fund
Actual Fund Return
Class A Shares	$1,000.00	$958.40	0.35%	$1.43
Hypothetical 5% Return
Class A Shares	$1,000.00	$1,023.17	0.35%	$1.78
**	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 151/365 (to reflect the period since commencement of operations).

SEI Institutional Investments Trust / Annual Report / May 31, 2009	259

Board of Trustees Considerations in Approving the Advisory and Sub-Advisory Agreements (Unaudited)

SEI Institutional Investments Trust (the “Trust”) and SEI Investments Management Corporation (“SIMC”) have entered into an investment advisory agreement (the “Advisory Agreement”). Pursuant to the Advisory Agreement, SIMC oversees the investment advisory services provided to the series of the Trust (the “Funds”) and may manage the cash portion of the Funds’ assets. Pursuant to separate sub-advisory agreements (the “Sub-Advisory Agreements” and, together with the Advisory Agreement, the “Investment Advisory Agreements”) with SIMC, and under the supervision of SIMC and the Trust’s Board of Trustees (the “Board”), the Sub-Advisers are responsible for the day-to-day investment management of all or a discrete portion of the assets of the Funds. The Sub-Advisers also are responsible for managing their employees who provide services to these Funds. The Sub-Advisers are selected based primarily upon the research and recommendations of SIMC, which evaluates quantitatively and qualitatively the Sub-Advisers’ skills and investment results in managing assets for specific asset classes, investment styles and strategies.

The Investment Company Act of 1940, as amended (the “1940 Act”) requires that the initial approval of, as well as the continuation of, the Funds’ Investment Advisory Agreements must be specifically approved: (i) by the vote of the Board of Trustees or by a vote of the shareholders of the Funds; and (ii) by the vote of a majority of the Trustees who are not parties to the Investment Advisory Agreements or “interested persons” of any party (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval. In connection with their consideration of such approvals, the Funds’ Trustees must request and evaluate, and SIMC and the Sub-Advisers are required to furnish, such information as may be reasonably necessary to evaluate the terms of the Investment Advisory Agreements. In addition, the Securities and Exchange Commission (“SEC”) takes the position that, as part of their fiduciary duties with respect to a mutual fund’s fees, mutual fund boards are required to evaluate the material factors applicable to a decision to approve an Investment Advisory Agreement.

Consistent with these responsibilities, the Trust’s Board of Trustees calls and holds meetings each year that are dedicated to considering whether to renew the Investment Advisory Agreements between the Trust and SIMC and SIMC and the Sub-Advisers with respect to the Funds of the Trust. In preparation for these meetings, the Board requests and reviews a wide variety of materials provided by SIMC and the Sub-Advisers, including information about SIMC’s and the Sub-Advisers’ affiliates, personnel and operations. The Board also receives extensive data provided by third parties. This information is in addition to the detailed information about the Funds that the Board reviews during the course of each year, including information that relates to Fund operations and Fund performance. The Trustees also receive a memorandum from Fund counsel and independent counsel to the Independent Trustees regarding the responsibilities of Trustees in connection with their consideration of whether to approve the Trust’s Investment Advisory Agreements. Finally, the Independent Trustees receive advice from independent counsel to the Independent Trustees, meet in executive session outside the presence of Fund management and participate in question and answer sessions with representatives of SIMC and the Sub-Advisers.

Specifically, the Board requested and received written materials from SIMC and the Sub-Advisers regarding: (a) the quality of SIMC’s and the Sub-Advisers’ investment management and other services; (b) SIMC’s and the Sub-Advisers’ investment management personnel; (c) SIMC’s and the Sub-Advisers’ operations and financial condition; (d) SIMC’s and the Sub-Advisers’ brokerage practices (including any soft dollar arrangements) and investment strategies; (e) the level of the advisory fees that SIMC and the Sub-Advisers charge the Funds compared with the fees each charge to comparable mutual funds; (f) the Funds’ overall fees and operating expenses compared with similar mutual funds; (g) the level of SIMC’s and the Sub-Advisers’ profitability from their Fund-related operations; (h) SIMC’s and the Sub-Advisers’ compliance systems; (i) SIMC’s and the Sub-Advisers’ policies on and compliance procedures for personal securities transactions; (j) SIMC’s and the Sub-Advisers’ reputation, expertise and resources in domestic and/or international financial markets; and (k) the Funds’ performance compared with similar mutual funds.

260	SEI Institutional Investments Trust / Annual Report / May 31, 2009

Board of Trustees Considerations in Approving the Advisory and Sub-Advisory Agreements (Unaudited) (Continued)

At the December 2-3, 2008, March 25-26, 2009 and May 19, 2009 meetings of the Board of Trustees, the Trustees, including a majority of the Independent Trustees, approved the Investment Advisory Agreements and approved the selection of SIMC and the Sub-Advisers to act in their respective capacities for the Funds. The Board’s approval was based on its consideration and evaluation of a variety of specific factors discussed at the meetings and at prior meetings, including:

•

the nature, extent and quality of the services provided to the Funds under the Investment Advisory Agreements, including the resources of SIMC and the Sub-Advisers and their affiliates dedicated to the Funds;

•	the Funds’ investment performance and how it compared to that of other comparable mutual funds;

•	the Funds’ expenses under each Investment Advisory Agreement and how those expenses compared to those of other comparable mutual funds;

•

the profitability of SIMC and the Sub-Advisers and their affiliates with respect to the Funds, including both direct and indirect benefits accruing to SIMC and the Sub-Advisers and their affiliates; and

•

the extent to which economies of scale would be realized as the Funds grow and whether fee levels in the Investment Advisory Agreements reflect those economies of scale for the benefit of Fund investors.

Nature, Extent and Quality of Services. The Board of Trustees considered the nature, extent and quality of the services provided by SIMC and the Sub-Advisers to the Funds and the resources of SIMC and the Sub-Advisers and their affiliates dedicated to the Funds. In this regard, the Trustees evaluated, among other things, SIMC’s and the Sub-Advisers’ personnel, experience, track record and compliance program. The Trustees found the level of SIMC’s professional staff and culture of compliance satisfactory. Following evaluation, the Board concluded that, within the context of its full deliberations, the nature, extent and quality of services provided by SIMC and the Sub-Advisers to the Funds and the resources of SIMC and the Sub-Advisers and their affiliates dedicated to the Funds supported renewal of the Investment Advisory Agreements.

Fund Performance. The Board of Trustees considered Fund performance in determining whether to renew the Investment Advisory Agreements. Specifically, the Trustees considered the Funds’ performance relative to their peer groups and appropriate indices/benchmarks, in light of total return, yield and market trends. As part of this review, the Trustees considered the composition of each peer group and selection criteria. In evaluating performance, the Trustees considered both market risk and shareholder risk expectations for the Funds. The Trustees found Fund performance satisfactory, and where performance was below the benchmark, the Trustees were satisfied that appropriate steps were being taken. Following evaluation, the Board concluded that, within the context of its full deliberations, the performance of the Funds supported renewal of the Investment Advisory Agreements.

Fund Expenses. With respect to the Funds’ expenses under the Investment Advisory Agreements, the Trustees considered the rate of compensation called for by the Investment Advisory Agreements and the Funds’ net operating expense ratio in comparison to those of other comparable mutual funds. The Trustees also considered information about average expense ratios of comparable mutual funds in the Funds’ respective peer groups. The Trustees further considered the fact that the comparative fee analysis either showed that the various fees were below average or that there was a reasonable basis for the fee level. Finally, the Trustees considered the effects of SIMC’s voluntary waiver of management and other fees and the Sub-Advisers’ fees to prevent total Fund expenses from exceeding a specified cap and that SIMC and the Sub-Advisers, through waivers, have maintained the Funds’ net operating expenses at competitive levels for their respective distribution channels. Following evaluation, the Board concluded that, within the context of its full deliberations, the expenses of the Funds are reasonable and supported renewal of the Investment Advisory Agreements.

SEI Institutional Investments Trust / Annual Report / May 31, 2009	261

Profitability. With regard to profitability, the Trustees considered all compensation flowing to SIMC and the Sub-Adviser and their affiliates, directly or indirectly. The Trustees considered whether the varied levels of compensation and profitability under the Investment Advisory Agreements and other service agreements were reasonable and justified in light of the quality of all services rendered to the Funds by SIMC and the Sub-Advisers and their affiliates. The Trustees found that profitability was reasonable and that the margin was not increasing despite growth in assets. When considering the profitability of the Sub-Advisers, the Board took into account the fact that the Sub-Advisers are compensated by SIMC, and not by the Funds directly, and such compensation with respect to any Sub-Adviser reflects an arms-length negotiation between the Sub-Adviser and SIMC. Based on this evaluation, the Board concluded that, within the context of its full deliberations, the profitability of SIMC and the Sub-Advisers are reasonable and supported renewal of the Investment Advisory Agreements.

Economies of Scale. The Trustees considered the existence of any economies of scale and whether those were passed along to the Funds’ shareholders through a graduated investment advisory fee schedule or other means, including any fee waivers by SIMC and its affiliates. Based on this evaluation, the Board concluded that, within the context of its full deliberations, the Funds obtain reasonable benefit from economies of scale.

Based on the Trustees’ deliberation and their evaluation of the information described above, the Board, including all of the Independent Trustees, unanimously approved the continuation of the Investment Advisory Agreements and concluded that the compensation under the Investment Advisory Agreements is fair and reasonable in light of such services and expenses and such other matters as the Trustees considered to be relevant in the exercise of their reasonable judgment. In the course of their deliberations, the Trustees did not identify any particular information that was all-important or controlling.

262	SEI Institutional Investments Trust / Annual Report / May 31, 2009

Notice to Shareholders (Unaudited)

For shareholders who do not have a May 31, 2009, taxable year end, this notice is for informational purposes only. For shareholders with a May 31, 2009, taxable year end, please consult your tax adviser as to the pertinence of this notice.

For the fiscal year ended May 31, 2009, the Funds are designating long term and qualifying dividend income with regard to distributions paid during the year as follows:

	(A) Long Term Capital Gains Distributions (Tax Basis)	(B) Ordinary Income Distributions (Tax Basis)	Return of Capital	Total Distributions (Tax Basis)
Large Cap Fund	0%	100%	0%	100%
Large Cap Diversified Alpha Fund	0%	21%	79%	100%
Large Cap Disciplined Equity Fund	0%	12%	88%	100%
Large Cap Index Fund	7%	93%	0%	100%
Small Cap Fund	0%	100%	0%	100%
Small/Mid Cap Equity Fund	0%	100%	0%	100%
U.S. Managed Volatility Fund	0%	100%	0%	100%
International Equity Fund (6)	8%	92%	0%	100%
World Equity Ex-US Fund (7)	0%	100%	0%	100%
Screened World Equity Ex-US Fund (8)	0%	100%	0%	100%
Enhanced LIBOR Opportunities Fund	0%	77%	23%	100%
Core Fixed Income Fund	7%	93%	0%	100%
High Yield Bond Fund	0%	100%	0%	100%
Long Duration Fund	0%	100%	0%	100%
Emerging Markets Debt Fund	0%	100%	0%	100%
Real Return Plus Fund	0%	93%	7%	100%

	(C) Dividends Qualifying for Corporate Dividends Rec. Deduction (1)	(D) Qualifying Dividend Income (15% Tax Rate for QDI) (2)	(E) U.S. Government Interest (3)	Interest Related Dividends (4)	Short-Term Capital Gain Dividends (5)
Large Cap Fund	85%	82%	0%	0%	0%
Large Cap Diversified Alpha Fund	38%	67%	1%	2%	0%
Large Cap Disciplined Equity Fund	76%	74%	0%	13%	0%
Large Cap Index Fund	72%	71%	0%	0%	0%
Small Cap Fund	26%	24%	0%	3%	0%
Small/Mid Cap Equity Fund	34%	33%	0%	0%	0%
U.S. Managed Volatility Fund	100%	100%	0%	0%	0%
International Equity Fund (6)	0%	46%	3%	2%	100%
World Equity Ex-US Fund (7)	0%	61%	1%	10%	0%
Screened World Equity Ex-US Fund (8)	0%	84%	0%	1%	0%
Enhanced LIBOR Opportunities Fund	0%	0%	0%	0%	0%
Core Fixed Income Fund	0%	0%	4%	86%	100%
High Yield Bond Fund	0%	0%	0%	88%	0%
Long Duration Fund	0%	0%	18%	21%	0%
Emerging Markets Debt Fund	0%	0%	0%	0%	0%
Real Return Plus Fund	0%	0%	66%	49%	100%

(1)	Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

(2)	The percentage in this column represents the amount of “Qualifying Dividend Income” is reflected as a percentage of “Ordinary Income Distributions.” It is the intention of each of the aforementioned funds to designate the maximum amount permitted by the law.
The information reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2009. Complete information will be computed and reported in conjunction with your 2009 Form 1099-DIV.

(3)	“U.S. Government Interest” represents the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of total ordinary income distributions (the total of short term capital gain and net investment income distributions). Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for shareholders who are residents of California, Connecticut and New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income.

(4)	The percentage in this column represents the amount of “Interest Related Dividend” is reflected as a percentage of net investment income distributions that is exempt from U.S. withholding tax when paid to foreign investors. This provision of the IRC will be expiring for years beginning after January 1, 2010.

(5)	The percentage in this column represents the amount of “Short-Term Capital Gain” is reflected as a percentage of short-term capital gain distributions that is exempt from U.S. withholding tax when paid to foreign investors. This provision of the IRC will be expiring for years beginning after January 1, 2010.

(6)	The Fund intends to pass through a foreign tax credit to shareholders. For fiscal year ended 2009, the total amount of gross foreign source income is $20,880,167. The total amount of foreign tax to be paid is $1,287,224. Your allocable share of the gross foreign tax credit will be reported on Form 1099 DIV.

(7)	The Fund intends to pass through a foreign tax credit to shareholders. For fiscal year ended 2009, the total amount of foreign source income is $62,940,338. The total amount of foreign tax to be paid is $4,781,157. Your allocable share of the foreign tax credit will be reported on Form 1099 DIV.

(8)	The Fund intends to pass through a foreign tax credit to shareholders. For fiscal year ended 2009, the total amount of gross foreign source income is $1,286,773. The total amount of foreign tax paid is $155,898. Your allocable share of the foreign tax credit will be reported on Form 1099 DIV.

Items (A) and (B) are based on the percentage of each fund’s total distribution.

Items (C) and (D) are based on the percentage of ordinary income distributions of each fund. Item (E) is based on the percentage of gross income of each fund.

Please consult your tax adviser for proper treatment of this information. This notification should be kept with your permanent tax records.

SEI Institutional Investments Trust / Annual Report / May 31, 2009	263

SEI INSTITUTIONAL INVESTMENTS TRUST ANNUAL REPORT MAY 31, 2009

Robert A. Nesher, Chairman

Trustees

William M. Doran

James M. Storey

George J. Sullivan, Jr.

Rosemarie B. Greco

Nina Lesavoy

James M. Williams

Mitchell A. Johnson

Hubert L. Harris, Jr.

Officers

Robert A. Nesher

President and Chief Executive Officer

Stephen F. Panner

Controller and Chief Financial Officer

Russell Emery

Chief Compliance Officer

Timothy D. Barto

Vice President, Secretary

James Ndiaye

Vice President, Assistant Secretary

Michael T. Pang

Vice President, Assistant Secretary

Aaron Buser

Vice President, Assistant Secretary

David F. McCann

Vice President, Assistant Secretary

John J. McCue

Vice President

Andrew S. Decker

Anti-Money Laundering Compliance Officer

Investment Adviser

SEI Investments Management Corporation

Administrator

SEI Investments Global Funds Services

Distributor

SEI Investments Distribution Co.

Legal Counsel

Morgan, Lewis & Bockius LLP

Independent Registered Public Accounting Firm

KPMG LLP

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Trust and must be preceded or accompanied by a current prospectus. Shares of the Funds are not deposits or obligations of, or guaranteed or endorsed by, any bank. The shares are not federally insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board, or any other government agency. Investment in the shares involves risk, including the possible loss of principal.

For more information call

1 800 DIAL SEI

(1 800 342 5734)

SEI Investments Distribution Co.

Oaks, PA 19456    1.800.DIAL.SEI (1.800.342.5734)

SEI-F-140 (05/09)

Item 2.	Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, comptroller or principal accounting officer, and any person who performs a similar function.

Item 3.	Audit Committee Financial Expert.

(a)(1) The Registrant’s Board of Trustees has determined that the Registrant has at least two audit committee financial expert serving on the audit committee.

(a)(2) The audit committee financial experts are George J. Sullivan, Jr. and Hubert L. Harris, Jr. Mrrs. Sullivan and Harris are independent as defined in Form N-CSR Item 3 (a) (2).

Item 4.	Principal Accountant Fees and Services.

Fees billed by KPMG LLP (“KPMG”) related to the Registrant.

KPMG billed the Registrant aggregate fees for services rendered to the Registrant for the fiscal years 2009 and 2008 as follows:

	Fiscal 2009			Fiscal 2008
	All fees and services to the Registrant that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Registrant that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a) Audit Fees(1)	$435,000	N/A	$0	$449,000	N/A	$0
(b) Audit-Related Fees	$0	$0	$0	$0	$0	$0
(c) Tax Fees (Tax return review services)	$84,000	$0	$0	$87,800	$0	$0
(d) All Other Fees	$0	$234,500	$0	$15,300	$226,000	$0

Notes:

(1)	Audit fees include amounts related to the audit of the Registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.

(e)(1) The Registrant’s Audit Committee has adopted and the Board of Trustees has ratified an Audit and Non-Audit Services Pre-Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor of the Registrant may be pre-approved.

The Policy provides that all requests or applications for proposed services to be provided by the independent auditor must be submitted to the Registrant’s Chief Financial Officer (“CFO”) and must include a detailed description of the services proposed to be rendered. The CFO will determine whether such services: (1) require specific pre-approval; (2) are included within the list of services that have received the general pre-approval of the Audit Committee pursuant to the Policy; or (3) have been previously pre-approved in connection with the independent auditor’s annual engagement letter for the applicable year or otherwise. In any instance where services require pre-approval, the Audit Committee will consider whether such services are consistent with SEC’s rules and whether the provision of such services would impair the auditor’s independence.

Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by the CFO. The Audit Committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor. The Audit Committee has delegated specific pre-approval authority to either the Audit Committee Chair or financial experts, provided that the estimated fee for any such proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the Audit Committee at its next regularly scheduled meeting.

Services that have received the general pre-approval of the Audit Committee are identified and described in the Policy. In addition, the Policy sets forth a maximum fee per engagement with respect to each identified service that has received general pre-approval.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment advisor or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees to be paid to the independent auditor for those services.

In addition, the Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Registrant, such as reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Registrant, and discussing with the independent auditor its methods and procedures for ensuring independence.

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	Fiscal 2009	Fiscal 2008
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f) Not Applicable.

(g) The aggregate non-audit fees and services billed by KPMG for the fiscal years 2009 and 2008 were $234,500 and $241,300, respectively. Non-audit fees consist of SAS No. 70 review of fund accounting and administration operations, attestation report in accordance with Rule 17Ad-13, agreed upon procedures report over certain internal controls related to compliance with federal securities laws and regulations and tax consulting services for various service affiliates of the registrant.

(h) During the past fiscal year, Registrant’s principal accountant provided certain non-audit services to Registrant’s investment adviser or to entities controlling, controlled by, or under common control with Registrant’s investment adviser that provide ongoing services to Registrant that were not subject to pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X. The Audit Committee of Registrant’s Board of Trustees reviewed and considered these non-audit services provided by Registrant’s principal accountant to Registrant’s affiliates, including whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Schedule of Investments

Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

The Registrant has a standing Nominating Committee (the “Committee”) currently consisting of the Independent Trustees. The Committee is responsible for evaluating and recommending nominees for election to the Trust’s Board of Trustees (the “Board”). Pursuant to the Committee’s Charter, adopted on June 18th 2004, as amended, the Committee will review all shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing and addressed to the Committee at the Registrant’s office.

Item 11.	Controls and Procedures.

(a) The certifying officers, whose certifications are included herewith, have evaluated the Registrant’s disclosure controls and procedures within 90 days of the filing date of this report. Based on their evaluation, the certifying officers have concluded that the Registrant’s disclosure controls and procedures are adequately designed, and are operating effectively to ensure, that information required to be disclosed by the Registrant in the reports it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Items 12.	Exhibits.

(a)(1) Code of Ethics attached hereto.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	SEI Institutional Investments Trust

By (Signature and Title)	/s/ Robert A. Nesher
Robert A. Nesher
President & CEO

Date: August 6, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Robert A. Nesher
Robert A. Nesher
President & CEO

Date: August 6, 2009

By (Signature and Title)	/s/ Stephen F. Panner
Stephen F. Panner
Controller & CFO

Date: August 6, 2009